UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sitio Royalties Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

To the Stockholders of Sitio Royalties Corp. and Brigham Minerals, Inc.:

On behalf of the boards of directors of Sitio Royalties Corp. (“Sitio”) and Brigham Minerals, Inc. (“Brigham”), we are pleased to enclose the accompanying consent solicitation statement/proxy statement/prospectus relating to the acquisition of Brigham by Sitio. We are requesting that you take certain actions as a Sitio or Brigham stockholder.

On September 6, 2022, Brigham and Brigham Minerals Holdings, LLC (“Opco LLC”), entered into an Agreement and Plan of Merger (as amended from time to time, the “merger agreement”) with Sitio, Sitio Royalties Operating Partnership, LP (“Opco LP”), Snapper Merger Sub I, Inc. (“New Sitio”), Snapper Merger Sub IV, Inc. (“Brigham Merger Sub”), Snapper Merger Sub V, Inc. (“Sitio Merger Sub”) and Snapper Merger Sub II, LLC (“Opco Merger Sub LLC”).

Pursuant to the terms of the merger agreement, Sitio will acquire Brigham in an all-stock transaction through: (i) the merger of Brigham Merger Sub with and into Brigham (the “Brigham Merger”), with Brigham surviving the Brigham Merger as a wholly owned subsidiary of New Sitio, (ii) simultaneously with the Brigham Merger, the merger of Sitio Merger Sub with and into Sitio (the “Sitio Merger” and together with the Brigham Merger, the “Pubco Mergers”), with Sitio surviving the Sitio Merger as a wholly owned subsidiary of New Sitio, and (iii) immediately thereafter, the merger of Opco Merger Sub LLC with and into Opco LLC (the “Opco Merger,” and, together with the Brigham Merger and the Sitio Merger, the “mergers”), with Opco LLC surviving the Opco Merger as a wholly owned subsidiary of Opco LP, in each case on the terms set forth in the merger agreement. The Sitio Merger and the Brigham Merger shall become effective concurrently (such time as the Sitio Merger and the Brigham Merger become effective, the “First Effective Time”), and the Opco Merger shall become effective immediately following the First Effective Time (such time as the Opco Merger becomes effective, the “Second Effective Time”).

If the mergers are completed, (i) at the First Effective Time, (A) each share of Brigham’s Class A common stock, par value $0.01 per share (the “Brigham Class A Common Stock”), issued and outstanding immediately prior to the First Effective Time will be converted into the right to receive 1.133 fully-paid and nonassessable shares of Class A common stock, par value $0.0001 per share, of New Sitio (the “New Sitio Class A Common Stock”), (B) each share of Brigham’s Class B common stock, par value $0.01 per share (the “Brigham Class B Common Stock” and together with the Brigham Class A Common Stock, the “Brigham Common Stock”), issued and outstanding immediately prior to the First Effective Time will be converted into the right to receive 1.133 fully-paid and nonassessable shares of Class C common stock, par value $0.0001 per share, of New Sitio (the “New Sitio Class C Common Stock”), (C) each share of Sitio’s Class A common stock, par value $0.0001 per share (the “Sitio Class A Common Stock”), issued and outstanding immediately prior to the First Effective Time will be converted into one share of New Sitio Class A Common Stock and (D) each share of Sitio’s Class C common stock, par value $0.0001 per share (the “Sitio Class C Common Stock” and, together with Sitio Class A Common Stock, the “Sitio Common Stock”), issued and outstanding immediately prior to the First Effective Time, will be converted into one share of New Sitio Class C Common Stock, in each case, excluding shares owned by Brigham, Sitio or any wholly owned subsidiary of Brigham or Sitio and, to the extent applicable, shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the Delaware General Corporation Law and, (ii) at the Second Effective Time, each Opco LLC Unit issued and outstanding immediately prior to the Second Effective Time will be converted into the right to receive 1.133 common units representing limited partnership interests in Opco LP (the “Opco LP Units”). Sitio stockholders immediately prior to the First Effective Time will own approximately 54% of the outstanding shares of New Sitio after the Pubco Mergers, and Brigham stockholders immediately prior to the First Effective Time will own approximately 46% of the outstanding shares of New Sitio after the Pubco Mergers.

As a result of the mergers, Sitio and Brigham will become direct wholly owned subsidiaries of New Sitio, a new holding company, which will be renamed “Sitio Royalties Corp.” Upon completion of the mergers, former Sitio stockholders and former Brigham stockholders will own stock in New Sitio, which is expected to be listed for trading on the New York Stock Exchange (the “NYSE”).

Sitio Class A Common Stock is quoted on the NYSE under the symbol “STR,” and Brigham Class A Common Stock is quoted on the NYSE under the symbol “MNRL.” The market prices of both Sitio Class A Common Stock and Brigham Class A Common Stock will fluctuate before the mergers, and you should obtain current stock price quotations for the Sitio Class A Common Stock and Brigham Class A Common Stock.

Sitio stockholders collectively holding approximately 83.7% of the combined voting power of the issued and outstanding shares of Sitio Common Stock (the “Supporting Stockholders”) entered into the support agreements (as described herein and the forms of which are attached as Annex D, Annex E and Annex F to the accompanying consent solicitation statement/proxy statement/prospectus) pursuant to which the Supporting Stockholders have agreed, among other things, to vote (i) in favor of the adoption of the merger agreement and (ii) against any competing agreement, transaction or proposal with respect to Sitio and against any other action made in opposition to adoption of the merger agreement or in competition or inconsistent with the mergers or matters contemplated by the merger agreement. Certain of the Supporting Stockholders holding approximately 58.9% of the combined voting power of the issued and outstanding shares of Sitio Common Stock have also agreed not to transfer or otherwise dispose of any Sitio Class A Common Stock, Sitio Class C Common Stock or Opco LP Units beneficially owned by them, other than certain permitted transfers, during the terms of their respective support agreements. For more information, please see “Certain Agreements Related to the Transactions—Support Agreements.”

Your vote is very important. We cannot complete the mergers unless the Brigham stockholders vote to adopt the merger agreement and the Sitio stockholders execute and return written consents to approve the adoption of the merger agreement.

This document serves as (i) a proxy statement of Brigham to solicit proxies for its special meeting of stockholders, (ii) a consent solicitation statement of Sitio to solicit written consents from its stockholders and (iii) a prospectus relating to the New Sitio Common Stock to be issued as consideration in the Pubco Mergers. It contains answers to frequently asked questions and a summary of the important terms of the mergers, the merger agreement and related transactions, followed by a more detailed discussion.

Please carefully read this entire document, including “Risk Factors” beginning on page 31, for a discussion of the risks relating to the mergers and New Sitio following the mergers.

Sincerely,

Christopher L. Conoscenti	Robert M. Roosa
Chief Executive Officer	Chief Executive Officer
Sitio Royalties Corp.	Brigham Minerals, Inc.

Neither the Securities and Exchange Commission nor any state securities regulatory authority has approved or disapproved of the mergers or the securities to be issued under this consent solicitation statement/proxy statement/prospectus or has passed upon the adequacy or accuracy of the disclosure in this consent solicitation statement/proxy statement/prospectus. Any representation to the contrary is a criminal offense.

The date of the accompanying consent solicitation statement/proxy statement/prospectus is November 23, 2022, and it is first being mailed or otherwise delivered to Sitio stockholders and Brigham stockholders on or about November 25, 2022.

BRIGHAM MINERALS, INC.

5914 W. Courtyard Drive, Suite 200

Austin, Texas 78730

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 28, 2022

To the Stockholders of Brigham Minerals, Inc.:

You are cordially invited to attend the virtual only special meeting of the stockholders of Brigham Minerals, Inc. (“Brigham”), which will be held at 9:00 a.m., Central Time, on December 28, 2022 via live webcast at www.virtualshareholdermeeting.com/MNRL2022SM (the “Brigham special meeting”), for the following purposes:

1.

To vote on a proposal to approve and adopt the terms of the Agreement and Plan of Merger, dated as of September 6, 2022, as amended from time to time (the “merger agreement”), by and among Brigham, Sitio Royalties Corp. (“Sitio”) and certain subsidiaries of Brigham and Sitio and the transactions contemplated thereby (the “Brigham merger proposal”).

2.

To vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Brigham’s named executive officers that is based on or otherwise relates to the mergers (the “Brigham compensation proposal”).

Your vote is very important to us—participate in the future of Brigham and exercise your stockholder rights by voting your shares right away. The Brigham board unanimously recommends that Brigham stockholders vote “FOR” the Brigham merger proposal and “FOR” the Brigham compensation proposal.

Virtual Only Brigham Special Meeting: Brigham’s board of directors (the “Brigham Board”) has determined that the Brigham special meeting will be a virtual meeting conducted exclusively via live webcast. The Brigham special meeting will be virtual only and stockholders will not be able to attend the Brigham special meeting in person. Stockholders will be able to submit questions via the online platform before and during the Brigham special meeting. You may submit questions prior to the Brigham special meeting by logging onto www.proxyvote.com with your 16-digit control number. You will be able to participate in the Brigham special meeting online and submit questions by signing into the virtual meeting platform at www.virtualshareholdermeeting.com/MNRL2022SM, typing a question into the “Ask a Question” field and clicking submit. You will also be able to vote your shares electronically. This consent solicitation statement/proxy statement/prospectus provides information on how to join the Brigham special meeting online and about the business we plan to conduct. Whether or not you plan to attend the virtual Brigham special meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described in the section entitled “The Brigham Special Meeting—How to Vote” beginning on page 150 of this consent solicitation statement/proxy statement/prospectus. It is important that you retain a copy of the 16-digit control number found on the proxy card or voting instruction form, as such number will be required in order for you to gain access to the Brigham special meeting.

Meeting Agenda: Other than the Brigham merger proposal and the Brigham compensation proposal, Brigham will transact no business at the Brigham special meeting, except such business as may properly be brought before the Brigham special meeting or any adjournments or postponements thereof by or at the direction of the Brigham Board in accordance with Brigham’s bylaws. This consent solicitation statement/proxy statement/prospectus, of which this notice is a part, describes the proposals listed above in more detail. Please refer to the attached documents, including the merger agreement and all other annexes and any documents incorporated by reference, for further information with respect to the business to be transacted at the Brigham special meeting. You are encouraged to read the entire document carefully before voting. In particular, please see “The Mergers”

beginning on page 47 for a description of the transactions contemplated by the merger agreement and “Risk Factors” beginning on page 31 for an explanation of the risks associated with the mergers and the other transactions contemplated by the merger agreement.

Required Vote: Approval of the Brigham merger proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Brigham Common Stock entitled to vote on the Brigham proposal, voting as a single class. Accordingly, a Brigham stockholder’s abstention from voting, a broker non-vote or the failure of a Brigham stockholder to attend the Brigham special meeting and vote will have the same effect as a vote “against” the Brigham merger proposal.

Approval of the Brigham compensation proposal requires the affirmative vote of the holders of a majority of the shares of Brigham Common Stock present in person or by proxy at the Brigham special meeting and entitled to vote thereon, voting as a single class. Accordingly, a Brigham stockholder’s abstention from voting will have the same effect as a vote “against” the Brigham compensation proposal, while a broker non-vote or the failure of a Brigham stockholder to attend the Brigham special meeting and vote will have no effect on the outcome of the Brigham compensation proposal.

Who Can Vote: Holders of record of Brigham Class A Common Stock and Brigham Class B Common Stock at the close of business on November 18, 2022 are entitled to receive notice of, and to vote at, the Brigham special meeting or any adjournments or postponements thereof. Only Brigham stockholders of record on the record date are entitled to receive notice of, and to vote at, the Brigham special meeting or any adjournments or postponements thereof. For more information regarding the Brigham special meeting, see the section entitled “The Brigham Special Meeting” beginning on page 147 of this consent solicitation statement/proxy statement/prospectus.

The Brigham Board, at a meeting duly called and held, has by unanimous vote (i) declared that the merger agreement and the transactions contemplated thereby were fair to, and in the best interests of, Brigham, the Brigham stockholders and the Brigham LLC unitholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated thereby and (iii) recommended that the Brigham stockholders approve and adopt the merger agreement and the transactions contemplated thereby. The Brigham Board unanimously recommends that Brigham stockholders vote “FOR” the Brigham merger proposal and “FOR” the Brigham compensation proposal.

As a Brigham stockholder, you play an important role in our company by considering and taking action on these matters. We appreciate the time and attention you invest in making thoughtful decisions.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the special meeting, please submit a proxy or voting instruction card as soon as possible. For specific instructions on voting, please refer to the consent solicitation statement/proxy statement/prospectus accompanying this notice of meeting or the proxy card included with the proxy voting materials.

If you have any questions concerning the Brigham merger proposal, the Brigham compensation proposal, the mergers or this consent solicitation statement/proxy statement/prospectus, would like additional copies, or need help voting your shares of Brigham Common Stock, please contact Brigham’s proxy solicitor:

Broadridge Financial Solutions, Inc. 51 Mercedes Way Edgewood, New York 11717 sendmaterial@proxyvote.com Telephone: 1-800-579-1639

BY ORDER OF THE BOARD OF DIRECTORS,

Ben M. “Bud” Brigham Executive Chairman	Robert M. Roosa Chief Executive Officer
November 23, 2022	November 23, 2022

SITIO ROYALTIES CORP.

1401 Lawrence Street, Suite 1750

Denver, Colorado 80202

NOTICE OF SOLICITATION OF WRITTEN CONSENT

To the Stockholders of Sitio Royalties Corp.:

Pursuant to the merger agreement, dated as of September 6, 2022 (which we refer to as the “merger agreement”), by and among Sitio Royalties Corp. (which we refer to as “Sitio”), Sitio Royalties Operating Partnership, LP (which we refer to as “Opco LP”), Snapper Merger Sub I, Inc. (which we refer to as “New Sitio”), Snapper Merger Sub IV, Inc. (which we refer to as “Brigham Merger Sub”), Snapper Merger Sub V, Inc. (which we refer to as “Sitio Merger Sub”), Snapper Merger Sub II, LLC (which we refer to as “Opco Merger Sub”), Brigham Minerals, Inc. (which we refer to as “Brigham”) and Brigham Minerals Holdings, LLC (which we refer to as “Opco LLC”), (i) Brigham Merger Sub will merge with and into Brigham (which we refer to as the “Brigham Merger”), with Brigham surviving the Brigham Merger as a wholly owned subsidiary of New Sitio, and (ii) simultaneously with the Brigham Merger, Sitio Merger Sub will merge with and into Sitio (the “Sitio Merger”), with Sitio surviving the Sitio Merger as a wholly owned subsidiary of New Sitio. Immediately thereafter, Opco Merger Sub will merge with and into Opco LLC (which we refer to as the “Opco Merger” and, together with the Brigham Merger and the Sitio Merger, the “mergers”) with Opco LLC surviving the Opco Merger as a wholly owned subsidiary of Opco LP.

As a result of the mergers, Sitio and Brigham will become direct wholly owned subsidiaries of New Sitio, a new holding company, which will be renamed “Sitio Royalties Corp.” Upon completion of the mergers, former Sitio stockholders and former Brigham stockholders will own stock in New Sitio, which is expected to be listed for trading on the NYSE.

This consent solicitation statement/proxy statement/prospectus is being delivered to you on behalf of the Sitio Board of directors to request that holders of Sitio Common Stock as of the record date of November 18, 2022, (which we refer to as the “Sitio record date”) execute and return written consents to approve the adoption of the merger agreement.

This consent solicitation statement/proxy statement/prospectus describes the mergers and the actions to be taken in connection with the mergers and provides additional information about the parties involved. Please give this information your careful attention. A copy of the merger agreement is attached as Annex A to this consent solicitation statement/proxy statement/prospectus.

The Sitio Board of directors has carefully considered the terms of the merger agreement and has determined that the mergers are fair to and in the best interests of all of Sitio’s stockholders.

Please complete, date and sign the written consent furnished with this consent solicitation statement/proxy statement/prospectus and return it promptly to Sitio by one of the means described in the section entitled “Sitio Solicitation of Written Consents” in this consent solicitation statement/proxy statement/prospectus.

On behalf of the Sitio Board of Directors,

Christopher L. Conoscenti

Chief Executive Officer and Director

HELPFUL INFORMATION

In this document:

•	“Brigham” means Brigham Minerals, Inc., a Delaware corporation;

•	“Brigham Board” means the board of directors of Brigham;

•	“Brigham Class A Common Stock” means Class A common stock, par value $0.01 per share, of Brigham;

•	“Brigham Class B Common Stock” means Class B common stock, par value $0.01 per share, of Brigham;

•	“Brigham Common Stock” means the Brigham Class A Common Stock and the Brigham Class B Common Stock;

•	“Brigham Merger” means the merger of Brigham Merger Sub with and into Brigham;

•	“Brigham Merger Sub” means Snapper Merger Sub IV, Inc., a Delaware corporation;

•

“Brigham Stockholder Approval” means the adoption of the merger agreement by the Brigham stockholders by the affirmative vote of a majority in voting power of Brigham Class A Common Stock and Brigham Class B Common Stock issued and outstanding and entitled to vote thereon, voting together as a single class in accordance with the DGCL and the organizational documents of Brigham;

•	“Closing” means the closing of the mergers;

•	“Closing Date” means the date on which the Closing occurs;

•	“Code” means the Internal Revenue Code of 1986, as amended;

•	“DGCL” means the Delaware General Corporation Law;

•	“DLLCA” means the Delaware Limited Liability Company Act;

•	“DOJ” means the U.S. Department of Justice;

•	“End Date” means 5:00 p.m. Houston, Texas time, on June 6, 2023;

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended;

•

“Excluded Brigham Shares” means all shares of Brigham Common Stock held by Brigham as treasury shares or by Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub, Opco LLC or Opco Merger Sub LLC or by any wholly owned subsidiary of Brigham, Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub, Opco LLC or Opco Merger Sub LLC immediately prior to the First Effective Time;

•

“Excluded Sitio Shares” means all shares of Sitio Common Stock held by Sitio as treasury shares or by Brigham, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub, Opco LLC or Opco Merger Sub LLC or by any wholly owned subsidiary of Brigham, Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub, Opco LLC or Opco Merger Sub LLC immediately prior to the First Effective Time;

•	“First Effective Time” means the time the Sitio Merger and the Brigham Merger are effective;

•	“FTC” means the U.S. Federal Trade Commission;

•	“GAAP” means generally accepted accounting principles in the United States;

•	“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

•

“merger agreement” means the Agreement and Plan of Merger, dated as of September 6, 2022, by and among Sitio Royalties Corp., Sitio Royalties Operating Partnership, LP, Snapper Merger Sub I, Inc., Snapper Merger Sub II, LLC, Brigham Minerals, Inc. and Brigham Mineral Holdings, LLC;

•	“Merger Subs” means Opco Merger Sub, Brigham Merger Sub and Sitio Merger Sub;

•	“mergers” means the Opco Merger, the Brigham Merger and the Sitio Merger;

•	“New Sitio” means Snapper Merger Sub I, Inc., a Delaware corporation;

•	“New Sitio Board” means the board of directors of New Sitio;

•	“New Sitio Bylaws” means the amended and restated bylaws of New Sitio, a form of which is attached as Annex C to this consent solicitation statement/proxy statement/prospectus;

•	“New Sitio Charter” means the amended and restated certificate of incorporation of New Sitio, a form of which is attached as Annex B to this consent solicitation statement/proxy statement/prospectus;

•	“New Sitio Class A Common Stock” means the New Sitio Class A Common Stock, par value $0.0001 per share, of New Sitio;

•	“New Sitio Class C Common Stock” means the New Sitio Class C Common Stock, par value $0.0001 per share, of New Sitio;

•	“New Sitio Common Stock” means the New Sitio Class A Common Stock and the New Sitio Class C Common Stock;

•	“NYSE” means The New York Stock Exchange;

•	“Opco LLC” means Brigham Minerals Holdings, LLC, a Delaware limited liability company;

•	“Opco LLC Unit” means a Unit (as defined in the Opco LLC agreement) of Opco LLC;

•	“Opco LP” means Sitio Royalties Operating Partnership, LP, a Delaware limited partnership;

•	“Opco LP Unit” means a Unit (as defined in the Opco LP partnership agreement) of Opco LP;

•	“Opco Merger” means the merger of Opco Merger Sub with and into Opco LLC;

•	“Opco Merger Sub” means Snapper Merger Sub II, LLC, a Delaware limited liability company;

•	“Pubco Mergers” means the Sitio Merger and the Brigham Merger;

•	“SEC” means the U.S. Securities and Exchange Commission;

•	“Second Effective Time” means the time the Opco Merger is effective and will be one minute following the First Effective Time;

•	“Securities Act” means the Securities Act of 1933, as amended;

•	“Sitio Board” means the board of directors of Sitio;

•	“Sitio Class A Common Stock” means Class A common stock, par value $0.0001 per share, of Sitio;

•	“Sitio Class C Common Stock” means Class C common stock, par value $0.0001 per share, of Sitio;

•	“Sitio Common Stock” means the Sitio Class A Common Stock and the Sitio Class C Common Stock.

•	“Sitio consent deadline” means 9:00 a.m., Central Time, on December 28, 2022;

•	“Sitio Merger” means the merger of Sitio Merger Sub with and into Sitio;

•	“Sitio Merger Sub” means Snapper Merger Sub V, Inc., a Delaware corporation;

•	“Sitio Warrants” means the warrants to purchase shares of Sitio Class A Common Stock pursuant to the Warrant Agreement;

•	“Transactions” means the various transactions contemplated by the merger agreement, including the mergers; and

•	“Warrant Agreement” means the Warrant Agreement, dated July 20, 2017, between Falcon Minerals Corporation and Continental Stock Transfer & Trust Company.

i

ANNEXES

Annex A:

Agreement and Plan of Merger, dated as of September  6, 2022, by and among Sitio Royalties Corp., Sitio Royalties Operating Partnership, LP, Snapper Merger Sub I, Inc., Snapper Merger Sub II, LLC, Brigham Minerals, Inc. and Brigham Mineral Holdings, LLC

A-1
Annex B:	Form of A&R Certificate of Incorporation of New Sitio	B-1
Annex C:	Form of A&R Bylaws of New Sitio	C-1
Annex D:	Support Agreement, dated as of September 6, 2022, by and among Sitio Royalties Corp., BX Royal Aggregator LP, Rock Ridge Royalty Company LLC and Brigham Minerals, Inc.	D-1
Annex E:	Support Agreement, dated as of September 6, 2022, by and among Sitio Royalties Corp., KMF DPM HoldCo, LLC, Chambers DPM HoldCo, LLC and Brigham Minerals, Inc.	E-1
Annex F:	Support Agreement, dated as of September 6, 2022, by and among Sitio Royalties Corp., Source Energy Leasehold, LP, Permian Mineral Acquisitions, LP and Brigham Minerals, Inc.	F-1
Annex G:	Form of Registration Rights Agreement	G-1
Annex H:	Opinion of Sitio’s Financial Advisor	H-1
Annex I:	Opinion of Brigham’s Financial Advisor	I-1
Annex J:	Delaware General Corporation Law, Section 262	J-1

QUESTIONS AND ANSWERS

The following questions and answers are intended to briefly address some commonly asked questions regarding the mergers, certain procedures for Sitio stockholders to deliver their written consents and certain procedures for Brigham stockholders to vote their shares and other matters with respect to the Brigham special meeting. Sitio and Brigham urge you to carefully read the entirety of this consent solicitation statement/proxy statement/prospectus, including the annexes and the information incorporated by reference into this consent solicitation statement/proxy statement/prospectus, because the information in this section does not provide all the information that might be important to you with respect to the mergers and the other matters related to the Sitio written consents and the Brigham special meeting.

QUESTIONS AND ANSWERS ABOUT THE MERGERS:

Q:	Why am I receiving this consent solicitation statement/proxy statement/prospectus?

A:

You are receiving this consent solicitation statement/proxy statement/prospectus because Sitio and Brigham entered into the merger agreement on September 6, 2022, pursuant to which, among other things, on the terms and subject to the satisfaction or waiver of certain conditions in the merger agreement, Sitio has agreed to acquire Brigham in an all-stock transaction.

This consent solicitation statement/proxy statement/prospectus serves as (i) a proxy statement of Brigham through which the Brigham Board is soliciting proxies using this consent solicitation statement/proxy statement/prospectus from its stockholders, (ii) a consent solicitation statement of Sitio through which the Sitio Board is soliciting written consent using this consent solicitation statement/proxy statement/prospectus from its stockholders and (iii) a prospectus pursuant to which New Sitio will issue shares of New Sitio Common Stock as consideration in the mergers.

In order to complete the mergers, and in accordance with the DGCL, among other things, Sitio stockholders must execute and return written consents approving the adoption of the merger agreement, and Brigham stockholders must approve and adopt the merger agreement and the transactions contemplated thereby (the “Brigham merger proposal”). In addition, Brigham’s stockholders are being asked to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Brigham’s named executive officers (“NEOs”) that is based on or otherwise relates to the mergers (the “Brigham compensation proposal”).

This consent solicitation statement/proxy statement/prospectus, which you should read carefully in its entirety, contains important information about the mergers and other matters being considered at the Brigham special meeting, the solicitation of Sitio written consents and other related matters.

Q:	What will happen in the mergers?

A:

Pursuant to the merger agreement, at the First Effective Time (i) Brigham Merger Sub will merge with and into Brigham, with Brigham surviving the Brigham Merger as a wholly owned subsidiary of New Sitio and (ii) simultaneously with the Brigham Merger, Sitio Merger Sub will merge with and into Sitio, with Sitio surviving the Sitio Merger as a wholly owned subsidiary of New Sitio. Immediately following the Pubco Mergers, at the Second Effective Time, Opco Merger Sub will merge with and into Opco LLC, with Opco LLC surviving the Opco Merger as a wholly owned subsidiary of Opco LP. Following the mergers, former Sitio and Brigham stockholders will own stock in New Sitio, which is expected to operate under the name “Sitio Royalties Corp.” and be listed for trading on the NYSE. The merger agreement, which governs the terms of the mergers, is attached to this consent solicitation statement/proxy statement/prospectus as Annex A. For a more complete discussion of the proposed mergers, their effects and the other transactions contemplated by the merger agreement, please see the section entitled “The Mergers.”

Q:	What will holders of Brigham Common Stock or Opco LLC Units receive in the mergers?

A:

In accordance with the terms of the merger agreement, (i) upon completion of the Brigham Merger, at the First Effective Time, (a) each share of Brigham Class A Common Stock issued and outstanding immediately prior to the First Effective Time will be converted into the right to receive 1.133 fully-paid and nonassessable shares of New Sitio Class A Common Stock and (b) each share of Brigham Class B Common Stock issued and outstanding immediately prior to the First Effective Time will be converted into the right to receive 1.133 fully-paid and nonassessable shares of New Sitio Class C Common Stock, in each case, other than any Excluded Brigham Shares and, to the extent applicable, shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the DGCL, and (ii) upon completion of the Opco Merger, at the Second Effective Time, each Opco LLC Unit issued and outstanding immediately prior to the Second Effective Time will be converted into the right to receive 1.133 Opco LP Units. Any Excluded Brigham Shares will automatically be cancelled and cease to exist.

No fractional shares of New Sitio Common Stock will be issued in connection with the Brigham Merger. Each holder of Brigham Class A Common Stock who would otherwise receive a fraction of a share of New Sitio Class A Common Stock pursuant to the Brigham Merger will receive in lieu thereof, cash, without interest, in an amount equal to the then prevailing prices of shares of the New Sitio Class A Common Stock on the NYSE. Each holder of Opco LLC Units who would otherwise receive a fraction of an Opco LP Unit pursuant to the Opco Merger will receive in lieu thereof, cash, without interest, in an amount equal to the product of such fractional part of an Opco LP Unit multiplied by the volume weighted average of Sitio Class A Common Stock for the five (5) consecutive trading days immediately prior to the Closing Date of the mergers. For additional information regarding the consideration to be received in the mergers, please see the section entitled “The Merger Agreement—Merger Consideration; Effect of the Mergers.”

Q:	What will holders of Sitio Common Stock or Opco LP Units receive in the mergers?

A:

In accordance with the terms of the merger agreement, upon completion of the Sitio Merger, at the First Effective Time, (i) each share of Sitio Class A Common Stock issued and outstanding immediately prior to the First Effective Time will be converted into one share of New Sitio Class A Common Stock and (ii) each share of Sitio Class C Common Stock issued and outstanding immediately prior to the First Effective Time will be converted into one share of New Sitio Class C Common Stock, in each case, other than any Excluded Sitio Shares and, to the extent applicable, shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the DGCL. Any Excluded Sitio Shares will automatically be cancelled and cease to exist. Existing holders of Opco LP Units will retain the Opco LP Units they own and will not receive any additional Opco LP Units in the Opco Merger.

For additional information regarding the consideration to be received in the mergers, please see the section entitled “The Merger Agreement—Merger Consideration; Effect of the Mergers.”

Q:	What will holders of Sitio Warrants receive in the mergers?

A:

In accordance with the terms of the merger agreement, at the First Effective Time, each unexercised Sitio Warrant outstanding immediately prior to the First Effective Time will be assumed by New Sitio in accordance with the terms of the Warrant Agreement and will be converted into a warrant (a “New Sitio Warrant”) exercisable for the New Sitio Class A Common Stock which the Sitio Class A Common Stock issuable upon exercise of such Sitio Warrant immediately prior to the First Effective Time would have been entitled to receive upon consummation of the Sitio Merger. The New Sitio Warrants will continue to have, and be subject to, the same terms and conditions of such Sitio Warrant immediately prior to the First Effective Time.

Q:	How will Opco LLC Units and Brigham Class B Common Stock be treated in the mergers?

A:	Until the Second Effective Time, pursuant to the Amended and Restated Limited Liability Company Agreement of Opco LLC, dated as of April 23, 2019 (the “Opco LLC agreement”), each holder of Opco

LLC Units (other than Brigham) generally has the right to redeem his, her or its Opco LLC Units (and a corresponding number of shares of Brigham Class B Common Stock) for shares of Brigham Class A Common Stock at a ratio of one share of Brigham Class A Common Stock for each Opco LLC Unit (and corresponding share of Brigham Class B Common Stock) redeemed (subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications) or, if either Brigham or Opco LLC so elects, cash, provided, that any such election for cash shall require the prior approval of a majority of the independent directors (as defined by the NYSE listing rules) of Brigham. Pursuant to the mergers, (i) at the First Effective Time, each share of Brigham Class B Common Stock issued and outstanding immediately prior to the First Effective Time, other than any Excluded Brigham Shares and shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the DGCL, will be converted into the right to receive 1.133 shares of New Sitio Class C Common Stock and (ii) at the Second Effective Time, each Opco LLC Unit issued and outstanding immediately prior to the Second Effective Time will be converted into the right to receive 1.133 Opco LP Units.

For additional information regarding the consideration to be received in the mergers, please see the section entitled “The Merger Agreement—Merger Consideration; Effect of the Mergers.”

Q:	If I am a holder of Sitio Common Stock or Opco LP Units, how will I receive the merger consideration to which I am entitled?

A:

Each share of Sitio Common Stock issued and outstanding immediately prior to the First Effective Time will be converted into one share of the applicable class of New Sitio Common Stock and upon conversion, will cease to be outstanding and automatically be cancelled and cease to exist. Each valid certificate or certificates which immediately prior to the First Effective Time represented any such shares of Sitio Common Stock or shares of Sitio Common Stock held by book-entry will, upon the First Effective Time, represent shares of New Sitio Common Stock (without any requirement for the surrender of any such certificates or book-entry shares), with, as applicable, each certificate representing shares of Sitio Common Stock prior to the First Effective Time representing automatically an equivalent number of shares of applicable New Sitio Common Stock.

Holders of Opco LP Units will retain the Opco LP Units they own and will not receive any additional Opco LP Units in the mergers.

Q:	If I am a holder of Brigham Common Stock or Opco LLC Units, how will I receive the merger consideration to which I am entitled?

A:

If you are a holder of certificates that represent eligible shares of Brigham Common Stock (the “Brigham Certificates”), as soon as practicable after the Second Effective Time (and in any event, no later than two business days after the Closing Date), the exchange agent will send you a form letter of transmittal to be completed, signed and mailed by you to the exchange agent as well as instructions for the surrender of your Brigham Certificates for the respective merger consideration. Upon receipt by the exchange agent of your properly completed, signed and dated letter of transmittal and the surrendered Brigham Certificates, you will receive (i) the shares of New Sitio Common Stock (in uncertificated book-entry form unless a physical certificate is otherwise requested) that you are entitled to receive and (ii) a check representing cash payable in lieu of any fractional shares of New Sitio Common Stock and dividends and other distributions on the shares of New Sitio Common Stock you are entitled to receive.

If you are a holder of book-entry shares representing eligible shares of Brigham Common Stock, as soon as practicable after the First Effective Time (and in any event, no later than the third business day thereafter), the exchange agent will send you (i) the shares of New Sitio Common Stock (in uncertificated book-entry form unless otherwise requested) you are entitled to receive and (ii) a check representing cash payable in lieu of any fractional shares of New Sitio Common Stock and dividends and other distributions on the shares of New Sitio Common Stock you are entitled to receive.

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If you are a holder of Opco LLC Units, as soon as practicable after the Second Effective Time (and in any event, no later than two business days after the Closing Date), the exchange agent will send you a form letter of transmittal to be completed, signed and mailed by you to the exchange agent as well as instructions for the surrender of your Opco LLC Units for the respective merger consideration. Upon receipt by the exchange agent of your properly completed, signed and dated letter of transmittal and the surrendered Opco LLC Units, you will receive (i) the Opco LP Units (in certificated form unless other arrangements are made by Opco LP and the exchange agent) that you are entitled to receive and (ii) a check representing cash payable in lieu of any fractional shares of Opco LP Units you are entitled to receive.

For more information about the exchange of shares of Brigham Common Stock and Opco LLC Units for shares of New Sitio Common Stock and Opco LP Units, as applicable, and cash, see the section entitled “The Merger Agreement—Merger Consideration; Effect of the Mergers.”

Q:	What will holders of Sitio equity awards receive in the mergers?

A:	The merger agreement provides for the treatment set forth below with respect to the awards held by Sitio’s non-employee directors, executive officers and other employees at the First Effective Time:

Sitio Restricted Stock Awards. Each award of Sitio Class A Common Stock, subject to vesting, repurchase or other lapse restriction solely based on continued service (each, a “Sitio Restricted Stock Award”), will be converted into a restricted stock award, on the same terms and conditions as were applicable under such Sitio Restricted Stock Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Sitio Class A Common Stock equal to the number of shares of Sitio Class A Common Stock subject to such Sitio Restricted Stock Award immediately prior to the First Effective Time.

Sitio RSU Awards. Each award of outstanding restricted stock units (including deferred share units) with respect to Sitio Class A Common Stock that is (i) subject solely to time-based vesting and (ii) payable in shares of Sitio Class A Common Stock or the value of which is determined with reference to the value of shares of Sitio Class A Common Stock (each a “Sitio RSU Award”) will be converted into a restricted stock award, on the same terms and conditions (except in the case of directors who will not continue with New Sitio) as were applicable under such Sitio Restricted Stock Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Sitio Class A Common Stock equal to the number of shares of Sitio Class A Common Stock subject to such Sitio RSU Award immediately prior to the First Effective Time.

Sitio PSU Awards. Each award of outstanding restricted stock units (including deferred share units) with respect to Sitio Class A Common Stock that is (i) subject in whole or in part to performance-based vesting and (ii) payable in shares of Sitio Class A Common Stock or the value of which is determined with reference to the value of shares of Sitio Class A Common Stock (each a “Sitio PSU Award”) will be converted into a restricted stock award, on the same terms and conditions (except in the case of directors who will not continue with New Sitio) as were applicable under such Sitio Restricted Stock Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Sitio Class A Common Stock equal to the number of shares of Sitio Class A Common Stock subject to such Sitio PSU Award immediately prior to the First Effective Time.

Sitio Dividend Equivalent Rights. Any accrued but unpaid dividend equivalent rights relating to Sitio RSU Awards or Sitio PSU Awards will carry over and remain subject to the same terms and conditions set forth in the applicable award agreement governing such Sitio RSU Award or Sitio PSU Award, as applicable.

For additional information regarding the treatment of Sitio equity awards, please see the section entitled “The Merger Agreement—Treatment of Outstanding Sitio Equity Awards.”

Q:	What will holders of Brigham equity awards receive in the mergers?

A:

The merger agreement provides that Brigham’s equity-based awards that are outstanding immediately prior to the First Effective Time will be treated in accordance with the terms applicable to such awards immediately prior to the First Effective Time pursuant to the Brigham Minerals, Inc. 2019 Long Term Incentive Plan (the “2019 Plan”) and the applicable award agreements thereunder, as described below:

Brigham Pre-2022 RSU Awards and Brigham Director RSU Awards. Each award of Brigham restricted stock units (“Brigham RSUs”) granted prior to January 1, 2022, that is subject solely to time-based vesting (each, a “Brigham Pre-2022 RSU Award”) and each award of Brigham RSUs granted to a member of the Brigham Board (each, a “Brigham Director RSU Award”), in each case, that is outstanding immediately prior to the First Effective Time will immediately vest in full and will be treated as a share of Brigham Class A Common Stock, including the right to receive the merger consideration.

Brigham Pre-2022 PSU Awards. Each award of Brigham RSUs granted prior to January 1, 2022, that is subject, in whole or in part, to performance-based vesting and is outstanding immediately prior to the First Effective Time (each, a “Brigham Pre-2022 PSU Award”) will immediately vest based on the actual level of achievement with respect to the performance goals applicable to such Brigham Pre-2022 PSU Award for a truncated performance period that ends immediately prior to the First Effective Time. At the First Effective Time, each Brigham RSU subject to a Brigham Pre-2022 PSU Award that vests in connection with the mergers will be treated as a share of Brigham Class A Common Stock, including the right to receive the merger consideration.

Brigham Pre-2022 Dividend Equivalent Rights. Any accrued but unpaid dividend equivalent rights relating to Brigham Pre-2022 RSU Awards, Brigham Director RSU Awards or Brigham Pre-2022 PSU Awards will immediately vest in full prior to the First Effective Time and be settled and paid in accordance with the terms and conditions set forth in the applicable award agreement governing such Brigham Pre-2022 RSU Award, Brigham Director RSU Award or Brigham Pre-2022 PSU Award, as applicable.

Brigham 2022 RSU Awards. Each award of Brigham RSUs granted on or after January 1, 2022, other than a Director RSU Award, that is subject solely to time-based vesting and is outstanding immediately prior to the First Effective Time (each, a “Brigham 2022 RSU Award”) will be converted into an award with respect to New Sitio Class A Common Stock based on an exchange ratio of 1.133.

Brigham 2022 PSU Awards. Each award of Brigham RSUs granted on or after January 1, 2022, that is subject, in whole or in part, to performance-based vesting and is outstanding as of immediately prior to the First Effective Time (each, a “Brigham 2022 PSU Award”) will be converted into an award with respect to New Sitio Class A Common Stock based on the actual level of achievement with respect to the performance goals applicable to such Brigham 2022 PSU Award for a truncated performance period that ends immediately prior to the First Effective Time and an exchange ratio of 1.133.

Brigham 2022 Dividend Equivalent Rights. Any accrued but unpaid dividend equivalent rights relating to Brigham 2022 RSU Awards or Brigham 2022 PSU Awards will carry over and remain subject to the same terms and conditions set forth in the applicable award agreement governing such Brigham 2022 RSU Award or Brigham 2022 PSU Award, as applicable.

For additional information regarding the treatment of Brigham equity awards, please see the section entitled “The Merger Agreement—Treatment of Outstanding Brigham Equity Awards.”

Q:	What equity stake will Sitio stockholders and Brigham stockholders hold in New Sitio?

A:

Sitio and Brigham estimate that immediately following the mergers (based on the number of shares of Sitio Common Stock and Brigham Common Stock outstanding as of the date of this consent solicitation statement/proxy statement/prospectus), Sitio stockholders as of immediately prior to the mergers will hold approximately 54% of the issued and outstanding shares of the New Sitio Common Stock after the Pubco Mergers and Brigham stockholders as of immediately prior to the mergers will hold approximately 46% of the issued and outstanding shares of the New Sitio Common Stock after the Pubco Mergers.

Q:	How will Sitio stockholders be affected by the mergers?

A:

Upon completion of the mergers, each Sitio stockholder will hold the same number of shares of New Sitio Common Stock as the number of shares of Sitio Common Stock that such stockholder held immediately prior to completion of the mergers. As a result of the mergers, Sitio stockholders will own shares in a larger company with more assets. However, because New Sitio will be issuing shares of New Sitio Common Stock to holders of Brigham Common Stock in exchange for their eligible shares of Brigham Common Stock in connection with the mergers, the shares of Sitio Common Stock held by the existing holders of Sitio Common Stock immediately prior to the mergers that are converted to shares of New Sitio Common Stock in the mergers will represent a smaller percentage of the aggregate number of shares of New Sitio Common Stock issued and outstanding as compared to the percentage of the aggregate number of shares of Sitio Common Stock issued and outstanding prior to the mergers.

Q:	What will be the composition of the board of directors and management of New Sitio following the completion of the mergers?

A:

Following the Closing, New Sitio will retain Sitio and Brigham’s “Up-C” structure, in which substantially all of the operating assets of New Sitio will be held by Opco LP, and New Sitio’s only assets will be equity interests in Opco LP.

The management team of Sitio, including Christopher Conoscenti, who currently serves as Chief Executive Officer of Sitio, are expected to serve in the same roles at New Sitio following the consummation of the mergers.

Under the terms of the merger agreement, the board of directors of New Sitio (the “New Sitio Board”) will be comprised of nine individuals who will be elected by Sitio, as the sole stockholder of New Sitio. Effective as of the First Effective Time, Sitio will elect (i) five persons designated by Sitio, who, prior to the First Effective Time, are members of the Sitio Board, to the New Sitio Board and (ii) four persons designated by Brigham, who, prior to the First Effective Time, are members of the Brigham Board (such persons, the “Brigham Designated Directors”), to the New Sitio Board. Additionally, following the Closing, New Sitio agreed to take all actions reasonably necessary to ensure that each Brigham Designated Director is included in the slate of nominees recommended by the New Sitio Board to the stockholders of New Sitio for election as directors at the 2023 annual meeting of stockholders of New Sitio. For additional information, please see the section entitled “The Mergers—Governance of New Sitio.”

Q:	Will I continue to receive dividends in respect of my shares of Brigham Class A Common Stock and distributions in respect of my Opco LLC Units?

A:

Prior to the Closing of the mergers, Sitio and Brigham will coordinate regarding the declaration and payment of dividends in respect of the Sitio Class A Common Stock or Brigham Class A Common Stock and distributions in respect of Opco LLC Units or Opco LP Units, as applicable, and the record dates and payment dates relating thereto, so as to ensure that you do not receive two dividends or two distributions, or fail to receive one dividend or distribution, as applicable, in any quarter with respect to your shares of Brigham Class A Common Stock or Opco LLC Units, or New Sitio Class A Common Stock and Opco LP Units that you receive in exchange therefor in the mergers.

No dividends or other distributions declared or made with respect to shares of New Sitio Class A Common Stock or Opco LP Units with a record date after the First Effective Time or Second Effective Time, as applicable, shall be paid to (i) the holder of any unsurrendered certificate with respect to the whole shares of New Sitio Class A Common Stock that such holder would be entitled to receive upon surrender of such certificate and no cash payment in lieu of fractional shares of New Sitio Class A Common Stock shall be paid to any such holder or (ii) the holder of any Opco LLC Units with respect to the whole Opco LP Units that such holder would be entitled to receive upon surrender of such Opco LLC Units and no cash payment in lieu of fractional Opco LP Units shall be paid to any such holder, in each case until such holder shall deliver to the exchange agent a duly completed and validly executed letter of transmittal. Dividends will be accrued for these holders and they will receive the accrued dividends, without interest, when they surrender any such certificate or the delivery of a duly completed and validly executed letter of transmittal by a holder of New Sitio Class A Common Stock or Opco LLC Unit, as applicable.

Q:	Will the shares of New Sitio Common Stock that I acquire in connection with the mergers receive a dividend?

A:

After the Closing of the mergers, as a holder of New Sitio Common Stock, you will receive the same dividends on shares of New Sitio Common Stock that all other holders of the respective class of New Sitio Common Stock will receive for any dividend with a record date that occurs after the First Effective Time.

Q:	Will the shares of New Sitio Class A Common Stock received at the time of Closing of the mergers be traded on an exchange?

A:

Yes. It is a condition to the consummation of the mergers that the shares of New Sitio Class A Common Stock issuable (i) to the holders of eligible shares of Brigham Class A Common Stock pursuant to the merger agreement, (ii) to the holders of eligible shares of Sitio Class A Common Stock pursuant to the merger agreement, (iii) upon the redemption of Opco LP Units (together with a corresponding number of shares of New Sitio Class C Common Stock) to be outstanding following the issuance of Opco LP Units to the holders of Opco LLC Units pursuant to the merger agreement and (iv) upon the exercise of New Sitio Warrants be approved for listing on the NYSE, upon official notice of issuance. Sitio Class A Common Stock and Brigham Class A Common Stock currently trade on the NYSE under the symbols “STR” and “MNRL,” respectively. When the mergers are completed, Sitio securities and Brigham securities will both cease to be traded on the NYSE and will be deregistered under the Exchange Act. For additional information, please see the section entitled “The Mergers—Stock Exchange Listing.”

Q:	What are the material U.S. federal income tax consequences of the Pubco Mergers to the holders of Sitio Class A Common Stock and holders of Brigham Class A Common Stock?

A:

It is a condition to the respective obligations of Sitio and Brigham to complete the Pubco Mergers that each of Sitio and Brigham receive a legal opinion to the effect that either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code with respect to each of the parties to the reorganization or (ii) the transfer of the stock of Sitio and the stock of the Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code. Assuming the receipt and accuracy of these opinions, holders of Sitio Class A Common Stock and holders of Brigham Class A Common Stock, as applicable, generally should not recognize any gain or loss for U.S. federal income tax purposes on the exchange of their Sitio Class A Common Stock or Brigham Class A Common Stock, as applicable, for New Sitio Class A Common Stock. You should be aware that the tax consequences to you of the Pubco Mergers may depend upon your own situation. In addition, you may be subject to state, local or foreign tax laws that are not discussed in this consent solicitation statement/proxy statement/prospectus. This discussion also does not address the tax consequences of the Pubco Mergers to holders of Sitio Warrants or the private placement warrants of Sitio. You should therefore consult with your own tax advisor for a full understanding of the tax consequences to you of the Pubco Mergers.

For a more complete discussion of the material U.S. federal income tax consequences of the Pubco Mergers, see the section entitled “The Mergers—Material U.S. Federal Income Tax Consequences of the Pubco Mergers” beginning on page 103.

Q:	When do Sitio and Brigham expect to complete the mergers?

A:

Sitio and Brigham currently expect to complete the mergers in the first quarter of 2023. However, neither Sitio nor Brigham can predict the actual date on which the mergers will be completed, nor can the parties ensure that the mergers will be completed, because completion is subject to conditions beyond the control of either company. Please see the sections entitled “The Mergers—Regulatory Approvals” and “The Merger Agreement—Conditions to Completion of the Mergers.”

Q:	What happens if the mergers are not completed?

A:

If Sitio stockholders do not approve the adoption of the merger agreement or Brigham stockholders do not approve the Brigham merger proposal, or if the mergers are not completed for any other reason, Sitio equityholders and Brigham equityholders will not receive any merger consideration for their respective shares of Sitio Common Stock and Brigham Common Stock they own. Instead, Sitio and Brigham will each remain independent public companies, Sitio Class A Common Stock and Brigham Class A Common Stock will each continue to be listed and traded on the NYSE and registered under the Exchange Act, and Sitio and Brigham will continue to file periodic reports with the SEC.

Under specified circumstances, Sitio or Brigham may be required to pay a termination fee upon or subsequent to termination of the merger agreement, as described in the section entitled “The Merger Agreement—Expenses and Termination Fees.”

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials for the Brigham special meeting, the Sitio consent solicitation, or both, including multiple copies of this consent solicitation statement/proxy statement/prospectus and multiple proxy cards or voting instruction forms. For example, if you hold your shares of Sitio Common Stock or your shares of Brigham Common Stock in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please submit each separate proxy or voting instruction form that you receive by following the instructions set forth in each separate proxy or voting instruction form. If you fail to submit each separate proxy or voting instruction form that you receive, not all of your shares will be voted.

QUESTIONS AND ANSWERS ABOUT THE BRIGHAM SPECIAL MEETING:

Q:	When and where is the Brigham special meeting?

A:

The Brigham special meeting will be a virtual only meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/MNRL2022SM starting at 9:00 a.m. Central Time (with log-in beginning at 8:45 a.m. Central Time) on December 28, 2022. You will be able to attend the Brigham special meeting online and vote your shares electronically during the meeting by going to www.proxyvote.com and entering the 16-digit control number included on the proxy card or voting instruction form that you received. Because the Brigham special meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.

Q:	Who can vote at, and what is the record date of, the Brigham special meeting?

A:

All Brigham stockholders who hold shares of Brigham Common Stock of record at the close of business on November 18, 2022, the record date for the Brigham special meeting (the “Brigham record date”), are entitled to receive notice of and to vote at the Brigham special meeting. For additional information, please see the section entitled “The Brigham Special Meeting—Record Date.”

Q:	What are Brigham stockholders being asked to approve?

A:	Brigham stockholders are being asked to approve the Brigham merger proposal and, on a non-binding, advisory basis, the Brigham compensation proposal.

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Q:	What Brigham stockholder vote is required to approve each of the proposals?

A:

Your vote “FOR” each proposal presented at the Brigham special meeting is very important and you are encouraged to submit a proxy as soon as possible. The mergers cannot be completed without, among other things, the approval of the Brigham merger proposal by Brigham stockholders.

Brigham merger proposal. Approval of the Brigham merger proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Brigham Common Stock entitled to vote on the Brigham proposal, voting as a single class. Accordingly, a Brigham stockholder’s abstention from voting, a broker non-vote or the failure of a Brigham stockholder to attend the Brigham special meeting and vote will have the same effect as a vote “against” the Brigham merger proposal.

Brigham compensation proposal. Approval of the Brigham compensation proposal requires the affirmative vote of the holders of a majority of the shares of Brigham Common Stock present in person or by proxy at the Brigham special meeting and entitled to vote thereon, voting as a single class. Accordingly, a Brigham stockholder’s abstention from voting will have the same effect as a vote “against” the Brigham compensation proposal, while a broker non-vote or the failure of a Brigham stockholder to attend the Brigham special meeting and vote will have no effect on the outcome of the Brigham compensation proposal.

For additional information, please see the section entitled “The Brigham Special Meeting—Vote Required.”

Q:	How does the Brigham Board recommend that I vote?

A:

The Brigham Board has carefully considered the terms of the merger agreement and the transactions contemplated thereunder, including the Brigham Merger, and unanimously recommends that Brigham stockholders vote “FOR” the Brigham merger proposal and “FOR” the Brigham compensation proposal. For additional information regarding how the Brigham Board recommends that Brigham stockholders vote, see the sections entitled “The Mergers—Brigham Board’s Recommendation; Reasons for the Mergers” and “Brigham Special Meeting—Recommendation of the Brigham Board.”

Q:

Why are Brigham stockholders being asked to approve, on a non-binding, advisory basis, certain compensation arrangements that may be paid or become payable to Brigham’s NEOs in connection with the mergers?

A:

Rule 14a-21(c) promulgated by the SEC under Section 14A of the Exchange Act requires that Brigham seek a non-binding, advisory vote with respect to certain compensation arrangements that could be paid or become payable to Brigham’s NEOs in connection with the mergers. For more information regarding such payments, see the section entitled “The Brigham Compensation Proposal.”

Q:	What happens if the Brigham compensation proposal is not approved?

A:

Approval of the Brigham compensation proposal is not a condition to the obligations of Sitio or Brigham to complete the mergers. The vote is an advisory vote and is not binding. If the mergers are completed, Brigham will pay the applicable compensation in connection with the mergers to its NEOs even if Brigham stockholders fail to approve the Brigham compensation proposal. For more information, see the section entitled “The Brigham Compensation Proposal.”

Q:	Do Brigham equityholders have appraisal rights or dissenters’ rights?

A:	Under Delaware law, holders of Brigham Class A Common Stock are not entitled to exercise dissenters’ or appraisal rights in connection with the Brigham Merger.

However, holders of Brigham Class B Common Stock who do not vote in favor of the Brigham merger proposal will be entitled to exercise appraisal rights under the DGCL and will have the right to obtain payment in cash for the fair value of their shares of Brigham Class B Common Stock, if any, as determined by the Delaware Court of Chancery, rather than the merger consideration, solely with respect to their shares of Brigham Class B Common Stock (and not, for the avoidance of doubt, with respect to any shares of Brigham Class A Common Stock or Opco LLC Units held by them). To exercise appraisal rights, holders of Brigham Class B Common Stock must strictly follow the procedures prescribed by Section 262 of the DGCL (“Section 262”), and failure to comply with Section 262 may result in such holders waiving, or being unable to exercise, appraisal rights.

For more information regarding appraisal rights, please see the section entitled “Appraisal Rights.” In addition, a copy of Section 262 is attached as Annex J to this consent solicitation statement/proxy statement/prospectus.

Q:	How many votes may I cast?

A:

Each issued and outstanding share of Brigham Class A Common Stock and each issued and outstanding share of Brigham Class B Common Stock entitles its holder of record to one vote on each matter to be considered at the Brigham special meeting, and the Brigham Class A Common Stock and Brigham Class B Common Stock will vote together as a single class. The Brigham stockholders of record on the Brigham record date are the only Brigham stockholders that are entitled to receive notice of, and to vote at, the Brigham special meeting or any adjournments or postponements thereof.

Q:	What constitutes a quorum at the Brigham special meeting?

A:	In order for business to be conducted at the Brigham special meeting, a quorum must be present.

A quorum at the Brigham special meeting requires the presence, virtually or represented by proxy, of the holders of a majority of the voting power of all outstanding shares of capital stock of Brigham entitled to vote at the Brigham special meeting. A Brigham stockholder will be considered present at the virtual meeting by logging into the Brigham special meeting website using his, her or its unique 16-digit control number or by appointing a proxy. If you submit a properly executed proxy card, or submit a proxy via the internet or by telephone, even if you do not vote for the relevant proposal or vote to “abstain” in respect of such proposal, your shares of Brigham Common Stock will be counted for purposes of calculating whether a quorum is present for the transaction of business at the Brigham special meeting. Because it is expected that all of the matters to be voted on at the Brigham special meeting will be non-routine under NYSE rules, brokers will not have discretionary authority to vote on any such proposal; therefore, if you do not provide voting instructions to your broker, bank or other nominee, your shares will not count towards determining whether a quorum is present and your shares will not be voted on the Brigham merger proposal or the Brigham compensation proposal. For more information, please see the section entitled “The Brigham Special Meeting—Quorum; Abstentions and Broker Non-Votes.”

Q:	How do I submit questions for the Brigham virtual special meeting?

A:

Stockholders attending the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, stockholders will be able to submit any questions by the close of business on December 27, 2022 in advance of the Brigham special meeting by visiting www.proxyvote.com. Additionally, stockholders will be able to submit questions during a portion of the Brigham special meeting by signing into the virtual meeting platform at www.virtualshareholdermeeting.com/MNRL2022SM, typing a question into the “Ask a Question” field and clicking submit. For more information, please see the section entitled “The Brigham Special Meeting—Attendance at the Brigham Special Meeting—Submitting Questions for the Virtual Brigham Special Meeting.”

Q:	What is a proxy?

A:

A proxy is your legal designation of another person, referred to as a “proxy,” whose name is listed on the proxy card, to vote your shares of Brigham Common Stock. The written document describing the matters to be considered and voted on at the Brigham special meeting is called a “proxy statement.” A “proxy card” is a document used to designate a proxy to vote your shares of Brigham Common Stock.

For more information, see the section entitled “The Brigham Special Meeting—Proxies and Revocation.”

Q:	What do I need to do now?

A:

After you have carefully read and considered the information contained in or incorporated by reference into this consent solicitation statement/proxy statement/prospectus, please submit your proxy via the internet or by telephone in accordance with the instructions set forth on the proxy card or voting instruction form you received, or complete, sign, date, and return the proxy card or voting instruction form in the self-addressed, stamped envelope provided as soon as possible so that your shares will be represented and voted at the Brigham special meeting.

For additional information on voting procedures, please see the section entitled “Brigham Special Meeting.”

Q:	How will my proxy be voted?

A:

If you submit your proxy via the internet, by telephone, or by completing, signing, dating, and returning the proxy card or voting instruction form, your proxy will be voted in accordance with your instructions.

If your shares of Brigham Common Stock are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you sign and return the proxy card but do not give instructions on how you would like to vote your shares of Brigham Common Stock, your shares will be voted in accordance with the recommendation of the Brigham Board: “FOR” the Brigham merger proposal and “FOR” the Brigham compensation proposal.

For additional information on voting procedures, please see the section entitled “The Brigham Special Meeting—Proxies and Revocation.”

Q:	Who will count the votes?

A:	The votes at the Brigham special meeting will be tabulated and certified by the inspector of elections appointed by the Brigham Board.

Q:	Where can I find the voting results of the Brigham special meeting?

A:

Preliminary voting results are expected to be announced at the Brigham special meeting and set forth in a press release that Brigham intends to issue after the Brigham special meeting. Final voting results of the Brigham special meeting are expected to be published on a Current Report on Form 8-K filed with the SEC within four business days after the Brigham special meeting.

Q:	Who do I contact if I am encountering difficulties attending the Brigham special meeting online?

A:

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, technical support phone numbers will be posted on the virtual meeting log-in page. Please give yourself sufficient time to log-in and ensure you can hear the streaming audio before the meeting starts.

Q:	What is the difference between holding shares of record and holding shares as a beneficial owner of shares of Brigham Common Stock?

A:

If your shares of Brigham Common Stock are registered directly in your name with Brigham’s registrar and transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, to be the stockholder of record. If you are a stockholder of record, then this consent solicitation statement/proxy statement/prospectus and your proxy card have been sent directly to you by Brigham.

If your shares of Brigham Common Stock are held through a bank, broker or other nominee, you are considered, with respect to those shares, the beneficial owner, and those shares are held in “street name” by your bank, broker or other nominee. In that case, this consent solicitation statement/proxy statement/prospectus has been forwarded to you by your bank, broker or other nominee. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting, and you are also invited to attend the Brigham special meeting. The proxy materials you received include the 16-digit control number that you will need to vote online during the Brigham special meeting.

Q:	If my shares of Brigham Common Stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote my shares for me?

A:

No. If your shares of Brigham Common Stock are held in the name of a bank, broker or other nominee, you will receive separate instructions from your bank, broker or other nominee describing how to vote your shares. The availability of internet or telephonic voting will depend on the nominee’s voting process. Please check with your bank, broker or other nominee and follow the voting procedures provided by your bank, broker or other nominee on your voting instruction form.

You should instruct your bank, broker or other nominee how to vote your shares of Brigham Common Stock. Under the rules applicable to broker-dealers, your bank, broker or other nominee does not have discretionary authority to vote your shares on any of the proposals scheduled to be voted on at the Brigham special meeting. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. Brigham does not expect any broker non-votes at the Brigham special meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Brigham special meeting are considered non-routine under NYSE rules. As a result, no broker will be permitted to vote your shares of Brigham Common Stock at the Brigham special meeting without receiving instructions. Failure to instruct your broker on how to vote your shares will have (i) the same effect as a vote “against” the Brigham merger proposal and (ii) no effect on the Brigham compensation proposal.

For additional information on voting procedures, please see the section entitled “The Brigham Special Meeting—How to Vote.”

Q:	What can I do if I change my mind after I have submitted a proxy for my shares of Brigham Common Stock?

A:	Brigham stockholders of record may revoke or change a previously delivered proxy at any time before it is voted at the Brigham special meeting by doing any of the following:

•	deliver another proxy card with a later date and return it so that it is received no later than 10:59 p.m. Central Time, on the night before the Brigham special meeting;

•	submit a proxy again by telephone or over the Internet no later than 10:59 p.m. Central Time, on the night before the Brigham special meeting; or

•

deliver written notice of revocation of the proxy to Brigham’s corporate secretary at Brigham’s principal executive offices at 5914 W. Courtyard Dr., Suite 200, Austin, Texas 78730 so that it is received no later than 10:59 p.m. Central Time, on the night before the Brigham special meeting.

All Brigham stockholders may also revoke their proxies by attending the Brigham special meeting virtually, using his, her or its unique 16-digit control number and voting his, her or its shares online during the meeting. Note that attendance at the virtual Brigham special meeting will not, in and of itself, revoke a valid proxy that was previously delivered unless you give written notice of revocation to Brigham’s corporate secretary before the proxy is exercised or unless you vote your shares online during the Brigham special meeting.

If a Brigham stockholder holds shares through a bank, broker or other nominee, such stockholder may change or revoke his, her or its voting instructions before the Brigham special meeting by providing instructions again through the means specified on his, her or its voting instruction form (with most having the option to do so by internet, telephone or mail), which must be received before 10:59 p.m. Central Time, on the night before the Brigham special meeting.

For more information, see the section entitled “The Brigham Special Meeting—Proxies and Revocation.”

Q:	Are there any risks that I should consider as a Brigham stockholder in deciding how to vote?

A:

Yes. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors.” You also should read and carefully consider the risk factors of Sitio and Brigham contained in the documents that are incorporated by reference into this consent solicitation statement/proxy statement/prospectus.

Q:	What happens if I sell or otherwise transfer my shares of Brigham Common Stock before the Brigham special meeting?

A:

The Brigham record date for shares of Brigham Common Stock entitled to vote at the Brigham special meeting is earlier than both the date of the Brigham special meeting and the consummation of the mergers. If you sell or otherwise transfer your shares of Brigham Common Stock after the Brigham record date but before the Brigham special meeting occurs, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares of Brigham Common Stock, you will retain your right to vote such shares at the Brigham special meeting but will otherwise transfer ownership of and the economic interest in such shares, including the right to receive shares in New Sitio, if the mergers are completed, to the person to whom you transfer your shares of Brigham Common Stock.

Q:	What happens if I sell or otherwise transfer my shares of Brigham Common Stock or Opco LLC Units before the completion of the mergers?

A:

Only holders of (i) Brigham Common Stock as of immediately prior to the First Effective Time and (ii) Opco LLC Units as of immediately prior to the Second Effective Time will become entitled to receive the merger consideration. If you sell your shares of Brigham Common Stock or Opco LLC Units (and corresponding shares of Brigham Class B Common Stock) prior to the completion of the mergers, you will not be entitled to receive the merger consideration by virtue of the mergers.

Q:	Do any of the officers or directors of Brigham have interests in the mergers that may differ from or be in addition to my interests as a Brigham stockholder?

A:

Yes. In considering the recommendation of the Brigham Board that Brigham stockholders vote to approve the Brigham merger proposal and the Brigham compensation proposal, Brigham stockholders should be aware that, aside from their interests as stockholders of Brigham, some of Brigham’s directors and executive officers have interests in the mergers that may be different from, or in addition to, the interests of Brigham stockholders generally. The Brigham Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the transactions contemplated therein, in approving the mergers, and in recommending the approval of the Brigham merger proposal and the Brigham compensation proposal.

For more information on these interests and quantification of certain of these interests, please see “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers.”

Q:	Who can answer any questions I may have about the Brigham special meeting or the mergers?

A:

If you are a Brigham stockholder and have any questions about the Brigham special meeting or the mergers, or if you need additional copies of this consent solicitation statement/proxy statement/prospectus or documents incorporated by reference herein, the applicable enclosed proxy card or voting instructions, you should contact:

Brigham Minerals, Inc.

Attn: Investor Relations

5914 W Courtyard Drive, Suite 200

Austin, Texas 78730

(512) 220-6350

Broadridge Financial Solutions, Inc.

51 Mercedes Way

Edgewood, New York 11717

sendmaterial@proxyvote.com

Telephone: 1-800-579-1639

QUESTIONS AND ANSWERS ABOUT THE SITIO CONSENT SOLICITATION:

Q:	Who is soliciting my written consent?

A:

Sitio stockholders are being asked to approve the adoption of the merger agreement by executing and delivering the written consent furnished with this consent solicitation statement/proxy statement/prospectus.

Q:	Who is entitled to give a Sitio written consent?

A:

All Sitio stockholders who hold shares of Sitio Common Stock of record at the close of business on November 18, 2022, the record date for determining the holders of shares of Sitio Common Stock entitled to execute and deliver written consents with respect to approving the adoption of the merger agreement (the “Sitio record date”), are entitled to give or withhold consent with respect to the adoption of the merger agreement using the written consent furnished with this consent solicitation statement/proxy statement/prospectus.

Q:	What Sitio stockholder approval is required to approve the adoption of the merger agreement?

A:

Approval of the adoption of the merger agreement requires the execution and delivery to Sitio of one or more written consents by the holders of a majority of the outstanding shares of Sitio Common Stock entitled to vote thereon, voting as a single class.

The Supporting Stockholders (as defined herein) entered into the support agreements (as described herein), pursuant to which they agreed, among other things, to vote (i) in favor of the adoption of the merger agreement and (ii) against any competing agreement, transaction or proposal with respect to Sitio and against any other action made in opposition to adoption of the merger agreement or in competition or inconsistent with the mergers or matters contemplated by the merger agreement. As of the Sitio record date, the support agreements covered 69,468,585 shares of Sitio Common Stock, or approximately 82.9% of the total shares of Sitio Common Stock outstanding. Certain of the Supporting Stockholders holding approximately 59.0% of the combined voting power of the issued and outstanding shares of Sitio Common Stock have also agreed not to transfer or otherwise dispose of any Sitio Class A Common Stock, Sitio Class C Common Stock or Opco LP Units beneficially owned by them, other than certain permitted transfers, during the terms of their respective support agreements.

For additional information about the Supporting Stockholders and the support agreements, please see the section entitled “Certain Agreements Related to the Transactions—Support Agreements.” The support agreements are attached to this consent solicitation statement/proxy statement/prospectus as Annex D, Annex E and Annex F.

Q:	How does the Sitio Board recommend that I vote?

A:

The Sitio Board has carefully considered the terms of the merger agreement and the transactions contemplated thereunder, including the Sitio Merger, and unanimously recommends that Sitio stockholders “CONSENT” to the adoption of the merger agreement by executing and returning the written consent furnished with this consent solicitation statement/proxy statement/prospectus. For additional information regarding how the Sitio Board recommends that Sitio stockholders vote, see the section entitled “The Mergers—Sitio Board’s Recommendation; Reasons for the Mergers.”

Q:	How do I return my Sitio written consent?

A:

If you were a holder of record of Sitio Common Stock (meaning your shares of Sitio Common Stock are registered in your name with Sitio’s transfer agent, Continental Stock Transfer and Trust Company) on the Sitio record date, and you wish to return your written consent, please complete, date and sign the written consent furnished with this consent solicitation statement/proxy statement/prospectus and promptly return it to Sitio by emailing a .pdf copy to Brett Riesenfeld at brett.riesenfeld@sitio.com or, if the shares are held in an account at a bank, broker or other nominee, by following the directions of such bank, broker or other nominee.

If you hold your shares in an account at a bank, broker or other nominee, please follow the instructions from your bank, broker or other nominee as to how to return your Sitio written consent.

Sitio will not be holding a stockholders’ meeting to consider the proposal to approve the adoption of the merger agreement set forth herein, and therefore you will be unable to vote in person by attending a stockholders’ meeting.

For additional information about the written consents, please see the section entitled “Sitio Solicitation of Written Consents.”

Q:	What is the difference between holding shares of record and holding shares as a beneficial owner of shares of Sitio Common Stock?

A:

If your shares of Sitio Common Stock are registered directly in your name with Sitio’s registrar and transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, to be the stockholder of record. If you are a stockholder of record, then this consent solicitation statement/proxy statement/prospectus and your proxy card have been sent directly to you by Sitio.

If your shares of Sitio Common Stock are held through a bank, broker or other nominee, you are considered, with respect to those shares, the beneficial owner, and those shares are held in “street name” by your bank, broker or other nominee. In that case, this consent solicitation statement/proxy statement/prospectus has been forwarded to you by your bank, broker or other nominee. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting.

Q:	If my shares of Sitio Common Stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote my shares for me?

A:

No. If your shares of Sitio Common Stock are held in the name of a bank, broker or other nominee, you will receive separate instructions from your bank, broker or other nominee describing how to vote your shares. The availability of internet or telephonic voting will depend on the nominee’s voting process. Please check with your bank, broker or other nominee and follow the voting procedures provided by your bank, broker or other nominee on your voting instruction form.

You should instruct your bank, broker or other nominee how to vote your shares of Sitio Common Stock. Under the rules applicable to broker-dealers, your bank, broker or other nominee does not have discretionary authority to vote your shares in connection with the Sitio written consent. Failure to instruct your broker on how to vote your shares will have the same effect as consents marked “WITHHOLD CONSENT” as to the proposal to approve the adoption of the merger agreement.

For additional information on voting procedures, please see the section entitled “Sitio Solicitation of Written Consents.”

Q:	Are there any Sitio stockholders who have already committed to voting in favor of adoption of the merger agreement?

A:

The Supporting Stockholders (as defined herein) entered into the support agreements (as described herein), pursuant to which they agreed, among other things, to vote (i) in favor of the adoption of the merger agreement and (ii) against any competing agreement, transaction or proposal with respect to Sitio and against any other action made in opposition to adoption of the merger agreement or in competition or inconsistent with the mergers or matters contemplated by the merger agreement. As of the Sitio record date, the support agreements covered 69,68,585 shares of Sitio Common Stock, or approximately 82.9% of the total shares of Sitio Common Stock outstanding.

For additional information about the Supporting Stockholders and the support agreements, please see the section entitled “Certain Agreements Related to the Transactions—Support Agreements.” The support agreements are attached to this consent solicitation statement/proxy statement/prospectus as Annex D, Annex E and Annex F.

Q:	Do Sitio equityholders have appraisal rights or dissenters’ rights?

A:

Under the DGCL, holders of Sitio Class A Common Stock and Sitio Warrants are not entitled to exercise dissenters’ or appraisal rights in connection with the Sitio Merger because shares of Sitio Class A Common Stock are listed on the NYSE and holders of eligible shares of Sitio Class A Common Stock are not required to receive consideration other than shares of New Sitio Class A Common Stock, which are expected to be listed on the NYSE.

However, holders of Sitio Class C Common Stock who do not vote in favor of approving the adoption of the merger agreement will be entitled to exercise appraisal rights under the DGCL and will have the right to obtain payment in cash for the fair value of their shares of Sitio Class C Common Stock, as determined by the Delaware Court of Chancery, rather than the merger consideration, solely with respect to their shares of Sitio Class C Common Stock (and not, for the avoidance of doubt, with respect to any shares of Sitio Class A Common Stock or Opco LP Units held by them). To exercise appraisal rights, holders of Sitio Class C Common Stock must strictly follow the procedures prescribed by Section 262, and failure to comply with Section 262 may result in such holders waiving, or being unable to exercise, appraisal rights.

For more information regarding appraisal rights, please see the section entitled “Appraisal Rights.” In addition, a copy of Section 262 is attached as Annex J to this consent solicitation statement/proxy statement/prospectus.

Q:	Do any of the officers or directors of Sitio have interests in the mergers that may differ from or be in addition to my interests as a Sitio stockholder?

A:

Yes. In considering the recommendation of the Sitio Board that Sitio stockholders vote to consent to the adoption of the merger agreement, Sitio stockholders should be aware that, aside from their interests as stockholders of Sitio, some of Sitio’s directors and executive officers have interests in the mergers that may be different from, or in addition to, the interests of Sitio stockholders generally. The Sitio Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the transactions contemplated therein, in approving the mergers, and in recommending the approval of the adoption of the merger agreement.

For more information on these interests and quantification of certain of these interests, please see “The Mergers—Interests of Sitio’s Directors and Executive Officers in the Mergers.”

Q:	Are there any risks that I should consider as a Sitio stockholder in deciding how to vote?

A:

Yes. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors.” You also should read and carefully consider the risk factors of Sitio and Brigham contained in the documents that are incorporated by reference into this consent solicitation statement/proxy statement/prospectus.

Q:	Who can answer any questions I may have about the Sitio consent solicitation or the mergers?

A:

If you are a Sitio stockholder and have any questions about the Sitio consent solicitation or the mergers, or if you need additional copies of this consent solicitation statement/proxy statement/prospectus or documents incorporated by reference herein, you should contact:

Sitio Royalties Corp.

Attn: Investor Relations

1401 Lawrence Street, Suite 1750

Denver, Colorado 80202

(720) 640-7620

sendmaterial@proxyvote.com

Telephone: 1-800-579-1639

Q:	Where can I find more information about Sitio and Brigham?

A:	You can find more information about Sitio and Brigham from various sources described in the section entitled “Where You Can Find More Information.”

SUMMARY

The following summary highlights information contained elsewhere in this consent solicitation statement/proxy statement/prospectus. It may not contain all the information that may be important to you. You should read this entire consent solicitation statement/proxy statement/prospectus carefully in its entirety, including the annexes. A copy of the merger agreement is attached as Annex A to this consent solicitation statement/proxy statement/prospectus. Additional, important information, which you are urged to also read, is contained in the documents incorporated by reference into this consent solicitation statement/proxy statement/prospectus. See the section entitled “Where You Can Find More Information.”

The Parties to the Mergers (see page 47)

Sitio Royalties Corp.

Sitio Royalties Corp. (Sitio) is a shareholder returns-driven company focused on large-scale consolidation of high-quality oil & gas mineral and royalty interests across premium basins, with a diversified set of top-tier operators. With a clear objective of generating cash flow from operations that can be returned to shareholders and reinvested, Sitio has accumulated over 173,700 net royalty acres (when normalized to a 1/8th royalty equivalent) through the consummation of over 180 acquisitions to date.

Sitio was formed as the combination of Falcon Minerals Corporation (“Falcon”) and DPM HoldCo, LLC (“Desert Peak”) and the Sitio Class A Common Stock and Sitio Warrants are currently listed on NYSE under the symbol “STR” and on NYSE American LLC under the symbol “STR WS,” respectively.

Sitio’s principal executive offices are located at 1401 Lawrence St, Suite 1750, Denver, Colorado 80202, and its telephone number is (720) 640-7620.

Additional information about Sitio is contained in its public filings, which are incorporated by reference in this consent solicitation statement/proxy statement/prospectus. See the section entitled “Where You Can Find More Information” for more information.

Sitio Royalties Operating Partnership, LP

Sitio Royalties Operating Partnership, LP (Opco LP), a Delaware limited partnership, holds substantially all of the assets of Sitio. Each Opco LP Unit, together with one share of Sitio Class C Common Stock, is redeemable by the holder of such Opco LP Unit for one share of Sitio Class A Common Stock or, if either Sitio or Opco LP so elects, cash pursuant to the terms of Sitio’s and Opco LP’s organizational documents, subject to certain restrictions.

Opco LP’s principal executive offices are located at 1401 Lawrence St, Suite 1750, Denver, Colorado 80202, and its telephone number is (720) 640-7620.

Snapper Merger Sub I, Inc.

Snapper Merger Sub I, Inc. (New Sitio), a Delaware corporation, is a wholly owned subsidiary of Sitio and was formed on September 2, 2022 for the purpose of engaging in the Transactions. Since the date of its incorporation, New Sitio has not engaged in any activities other than as contemplated by the merger agreement and the other agreements related thereto. Following the completion of the Transactions, New Sitio will be a publicly traded holding company with Sitio and Brigham as its direct subsidiaries.

For a description of the capital stock of New Sitio immediately after the completion of the Transactions, see “Description of New Sitio Securities” beginning on page 138 of this consent solicitation statement/proxy statement/prospectus.

New Sitio’s principal executive offices are located at 1401 Lawrence St, Suite 1750, Denver, Colorado 80202, and its telephone number is (720) 640-7620.

Snapper Merger Sub II, LLC

Snapper Merger Sub II, LLC (Opco Merger Sub), a Delaware limited liability company, is a wholly owned subsidiary of Opco LP and was formed on September 2, 2022 for the purpose of engaging in the Transactions. Since the date of its formation, Opco Merger Sub has not engaged in any activities other than as contemplated by the merger agreement and the other agreements related thereto. Following the completion of the Transactions, Opco Merger Sub will have been merged with and into Opco LLC, and Opco Merger Sub will cease to exist.

Snapper Merger Sub IV, Inc.

Snapper Merger Sub IV, Inc. (Brigham Merger Sub), a Delaware corporation, is a wholly owned subsidiary of New Sitio and was formed on September 7, 2022 for the purpose of engaging in the Transactions. Since the date of its incorporation, Brigham Merger Sub has not engaged in any activities other than as contemplated by the merger agreement and the other agreements related thereto. Following the completion of the Transactions, Brigham Merger Sub will have been merged with and into Brigham, and Brigham Merger Sub will cease to exist.

Snapper Merger Sub V, Inc.

Snapper Merger Sub V, Inc. (Sitio Merger Sub), a Delaware corporation, is a wholly owned subsidiary of New Sitio and was formed on September 7, 2022 for the purpose of engaging in the Transactions. Since the date of its incorporation, Sitio Merger Sub has not engaged in any activities other than as contemplated by the merger agreement and the other agreements related thereto. Following the completion of the Transactions, Sitio Merger Sub will have been merged with and into Sitio, and Sitio Merger Sub will cease to exist.

Brigham Minerals, Inc.

Brigham Minerals, Inc. (Brigham) is an Austin, Texas based company that acquires and actively manages a portfolio of mineral and royalty interests in the core of some of the most active, highly economic, liquids-rich resource basins across the continental United States. Brigham’s assets are located in the Delaware and Midland Basins in West Texas and New Mexico, the Anadarko Basin of Oklahoma, the DJ Basin in Colorado and Wyoming, and the Williston Basin in North Dakota. Brigham’s primary business objective is to maximize risk-adjusted total return to its shareholders by both capturing organic growth in its existing assets as well as leveraging its highly experienced technical evaluation team to continue acquiring minerals.

Brigham’s principal executive offices are located at 5914 W. Courtyard Drive, Suite 200, Austin, Texas 78730, and its telephone number is (512) 220-6350.

Additional information about Brigham is contained in its public filings, which are incorporated by reference in this consent solicitation statement/proxy statement/prospectus. See the section entitled “Where You Can Find More Information.”

Brigham Minerals Holdings, LLC

Brigham Minerals Holdings, LLC (Opco LLC) is a Delaware limited liability company and majority-owned subsidiary of Brigham, and holds substantially all of the assets of Brigham. Each Opco LLC Unit, together with one share of Brigham Class B Common Stock, is redeemable by the holder of such Opco LLC Unit for one share of Brigham Class A Common Stock or, if either Brigham or Opco LLC so elects, cash pursuant to the terms of Opco LLC’s organizational documents, subject to certain restrictions.

Opco LLC’s principal executive offices are located at 5914 W. Courtyard Drive, Suite 200, Austin, Texas 78730, and its telephone number is (512) 220-6350.

The Mergers and the Merger Agreement (see pages 47 and 107)

On September 6, 2022, Sitio, Opco LP, Brigham, Opco LLC, New Sitio and Opco Merger Sub entered into the merger agreement, with Sitio Merger Sub and Brigham Merger Sub joining the merger agreement as of September 7, 2022. The merger agreement provides for three mergers, on the terms and subject to the conditions in the merger agreement and in accordance with the DGCL and the DLLCA, as applicable. At the First Effective Time, Sitio Merger Sub will be merged with and into Sitio with Sitio surviving the Sitio Merger. Concurrently, at the First Effective Time, Brigham Merger Sub will be merged with and into Brigham with Brigham surviving the Brigham Merger. At the Second Effective Time, Opco Merger Sub will be merged with and into Opco LLC and as a result, the separate corporate existence of Opco Merger Sub will cease, with Opco LLC surviving the Opco Merger as a wholly owned subsidiary of Opco LP.

As a result of the mergers, Sitio and Brigham will become direct wholly owned subsidiaries of New Sitio, a new holding company, which will be renamed “Sitio Royalties Corp.” Upon completion of the mergers, former Sitio stockholders and former Brigham stockholders will own stock in New Sitio, which is expected to be listed for trading on the NYSE.

A copy of the merger agreement is attached as Annex A to this consent solicitation statement/proxy statement/prospectus. You are urged to read the merger agreement in its entirety because it is the legal document that governs the mergers. For more information on the mergers and the merger agreement, see “The Mergers” and “The Merger Agreement” beginning on pages 47 and 107, respectively, of this consent solicitation statement/proxy statement/prospectus.

As of the date of this consent solicitation statement/proxy statement/prospectus, it is not possible to accurately estimate the Closing Date for the mergers because the mergers are subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to Sitio’s and Brigham’s obligations to complete the mergers; however, Sitio and Brigham currently expect the mergers to close during the first quarter of 2023. Due to the governmental approvals and other conditions required to complete the Mergers, no assurance can be given as to when, or if, the mergers will be completed.

Merger Consideration; Effects of the Mergers (see page 108)

At the First Effective Time, upon the terms and subject to the conditions set forth in the merger agreement, (i) each share of Sitio Class A Common Stock issued and outstanding immediately prior to the First Effective Time (other than Excluded Sitio Shares, which will be cancelled with no consideration) will be converted into the right to receive one share of validly issued, fully paid and nonassessable New Sitio Class A Common Stock, and (ii) each share of Sitio Class C Common Stock issued and outstanding immediately prior to the First Effective Time (other than Excluded Sitio Shares, which will be cancelled with no consideration) will be converted into the right to receive one share of validly issued, fully paid and nonassessable New Sitio Class C Common Stock.

At the First Effective Time, upon the terms and subject to the conditions set forth in the merger agreement, (i) each share of Brigham Class A Common Stock issued and outstanding immediately prior to the First Effective Time (other than Excluded Brigham Shares, which will be cancelled with no consideration) will be converted into the right to receive 1.133 shares of validly issued, fully paid and nonassessable New Sitio Class A Common Stock, and (ii) each share of Brigham Class B Common Stock issued and outstanding immediately prior to the First Effective Time (other than Excluded Brigham Shares, which will be cancelled with no consideration) will be converted into the right to receive 1.133 shares of validly issued, fully paid and nonassessable New Sitio Class C Common Stock.

At the Second Effective Time, upon the terms and subject to the conditions set forth in the merger agreement, each Opco LLC Unit issued and outstanding immediately prior to the Second Effective Time will be converted into the right to receive 1.133 Opco LP Units.

At the Second Effective Time, the outstanding Opco LP Units will be retained by the current owners, and no new Opco LP Units will be issued.

Treatment of Outstanding Sitio Equity Awards (see page 110)

Sitio Restricted Stock Awards

At the First Effective Time, each Sitio Restricted Stock Award, will be converted into a restricted stock award, on the same terms and conditions as were applicable under such Sitio Restricted Stock Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Sitio Class A Common Stock equal to the number of shares of Sitio Class A Common Stock subject to such Sitio Restricted Stock Award immediately prior to the First Effective Time.

Sitio RSU Awards

At the First Effective Time, each Sitio RSU Award will be converted into an award, on the same terms and conditions (except in the case of directors who will not continue with New Sitio) as were applicable under such Sitio RSU Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Sitio Class A Common Stock equal to the number of shares of Sitio Class A Common Stock subject to such Sitio RSU Award immediately prior to the First Effective Time.

Sitio PSU Awards

At the First Effective Time, each Sitio PSU Award will be converted into an award, on the same terms and conditions (except in the case of directors who will not continue with New Sitio) as were applicable under such Sitio PSU Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Sitio Class A Common Stock equal to the number of shares of Sitio Class A Common Stock subject to such Sitio PSU Award immediately prior to the First Effective Time.

Treatment of Outstanding Brigham Equity Awards (see page 111)

The merger agreement provides that Brigham’s equity-based awards that are outstanding immediately prior to the First Effective Time will be treated in accordance with the terms applicable to such awards immediately prior to the First Effective Time pursuant to the 2019 Plan and the applicable award agreements thereunder, as described below. The mergers will constitute a “change in control” under the 2019 Plan and all applicable award agreements thereunder.

Brigham Pre-2022 RSU Awards and Brigham Director RSU Awards

In connection with the mergers, each Brigham Pre-2022 RSU Award and each Brigham Director RSU Award, in each case, will vest in full and will be treated as Brigham Class A Common Stock for purposes of the merger agreement, including the right to receive the merger consideration.

Brigham Pre-2022 PSU Awards

In connection with the mergers, each Brigham Pre-2022 PSU Award granted pursuant to the 2019 Plan will vest in full based on the actual level of achievement with respect to the performance goals applicable to such Brigham Pre-2022 PSU Award for a truncated performance period that ends immediately prior to the First Effective Time. Such vested Brigham Pre-2022 PSU Awards will be treated as Brigham Class A Common Stock for purposes of the merger agreement, including the right to receive the merger consideration.

Pre-2022 Dividend Equivalent Rights

Any accrued but unpaid dividend equivalent rights relating to Brigham Pre-2022 RSU Awards, Brigham Director RSU Awards or Brigham Pre-2022 PSU Awards will immediately vest in full prior to the First Effective Time and be settled and paid in accordance with the terms and conditions set forth in the applicable award agreement governing such Brigham Pre-2022 RSU Award, Brigham Director RSU Award or Brigham Pre-2022 PSU Award, as applicable.

Brigham 2022 RSU Awards

In connection with the mergers, each Brigham 2022 RSU Award granted pursuant to the 2019 Plan will be converted into an award, on the same terms and conditions as were applicable under such Brigham 2022 RSU Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to New Sitio Class A Common Stock based on an exchange ratio of 1.133.

Brigham 2022 PSU Awards

In connection with the mergers, each Brigham 2022 PSU Award granted pursuant to the 2019 Plan will be converted into an award, on the same terms and conditions as were applicable under such Brigham 2022 PSU Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to New Sitio Class A Common Stock based on the actual level of achievement with respect to the performance goals applicable to such Brigham 2022 PSU Award for a truncated performance period that ends immediately prior to the First Effective Time and an exchange ratio of 1.133.

2022 Dividend Equivalent Rights

Any accrued but unpaid dividend equivalent rights relating to Brigham 2022 RSU Awards or Brigham 2022 PSU Awards will carry over and remain subject to the same terms and conditions set forth in the applicable award agreement governing such Brigham 2022 RSU Award or Brigham 2022 PSU Award, as applicable.

For additional information regarding the treatment of the Brigham equity awards, please see “The Merger Agreement—Treatment of Outstanding Brigham Equity Awards.”

Sitio Board’s Recommendation; Reasons for the Mergers (see page 60)

The Sitio Board has reviewed and considered the terms of the merger agreement and has determined that the merger agreement and the transactions contemplated thereby, including the Sitio Merger, are advisable, fair to, and in the best interests of, Sitio and its stockholders, and recommends that Sitio stockholders approve the adoption of the merger agreement and the transactions contemplated thereby, including the Sitio Merger, by executing and delivering the written consent furnished with this consent solicitation statement/proxy statement/prospectus.

For additional information on the reasons for the mergers and the recommendation of the Sitio Board, please see “The Mergers—Sitio Board’s Recommendation; Reasons for the Mergers.”

Brigham Board’s Recommendation; Reasons for the Mergers (see page 62)

The Brigham Board has reviewed and considered the terms of the merger agreement and has determined that the merger agreement and the transactions contemplated thereby, including the Brigham Merger, are advisable, fair to, and in the best interests of, Brigham and the Brigham stockholders, and recommends that Brigham stockholders approve the adoption of the merger agreement and the transactions contemplated thereby, including the Brigham Merger, by voting for the Brigham merger proposal.

For additional information on the reasons for the mergers and the recommendation of the Brigham Board, please see “The Mergers—Background of the Mergers” and “The Mergers—Brigham Board’s Recommendation; Reasons for the Mergers.”

Opinion of Sitio’s Financial Advisor (see page 68)

Sitio retained Credit Suisse Securities (USA) LLC (“Credit Suisse”) as its financial advisor in connection with the proposed mergers. At a meeting of the Sitio Board on September 5, 2022, Credit Suisse rendered its oral opinion to the Sitio Board as to, as of September 5, 2022, the fairness, from a financial point of view, to Sitio of the exchange ratio provided in the Brigham Merger and the Opco Merger pursuant to the merger agreement. Credit Suisse subsequently confirmed this oral opinion by delivering its written opinion addressed to the Sitio Board, dated September 5, 2022.

Credit Suisse’s opinion was directed to the Sitio Board (in its capacity as such), and only addressed the fairness, from a financial point of view, to Sitio of the exchange ratio provided in the Brigham Merger and the Opco Merger pursuant to the merger agreement in the manner set forth therein, and did not address any other aspect or implication (financial or otherwise) of the mergers. The summary of Credit Suisse’s opinion in this consent solicitation statement/proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex H to this consent solicitation statement/proxy statement/prospectus and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Credit Suisse in preparing its opinion. However, neither Credit Suisse’s written opinion nor the summary of its opinion and the related analyses set forth in this consent solicitation statement/proxy statement/prospectus are intended to be, and they do not constitute, advice or a recommendation to any securityholder as to how such holder should vote or act on any matter relating to the mergers or otherwise.

Opinion of Brigham’s Financial Advisor (see page 76)

Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Brigham Board that, as of September 6, 2022, and based upon and subject to the factors and assumptions set forth therein, the exchange ratio pursuant to the merger agreement was fair from a financial point of view to the holders of the Brigham Class A Common Stock and Brigham Class B Common Stock (other than the holders of certain excluded shares of Brigham Class A Common Stock and Brigham Class B Common Stock), taken in the aggregate.

The full text of the written opinion of Goldman Sachs, dated September 6, 2022, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex I. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Brigham Board in connection with its consideration of the Transactions. The Goldman Sachs opinion is not a recommendation as to how any holder of Brigham Common Stock should vote with respect to the Transactions or any other matter. Pursuant to an engagement letter between Brigham and

Goldman Sachs, Brigham has agreed to pay Goldman Sachs a transaction fee of $15.0 million, $5.0 million of which became payable at announcement of the Transactions, and the remainder of which is contingent upon consummation of the Transactions.

Interests of Sitio’s Directors and Executive Officers in the Mergers (see page 92)

In considering the recommendation of the board of directors of Sitio (the “Sitio Board”) to vote in favor of the merger proposal, Sitio stockholders should be aware that Sitio’s directors and executive officers have interests in the transaction that may be different from, or in addition to, the interests of Sitio stockholders generally. The Sitio Board was aware of these interests and considered them, among other matters, in evaluating and negotiating the merger agreement, in reaching its decision to approve and adopt the merger agreement and the transactions contemplated therein, including the merger, and in recommending to Sitio stockholders that the merger agreement be approved. Additional interests of the directors of Sitio in the Transactions include the potential designation as a member of the board of directors of New Sitio and additional interests of the executive officers of Sitio in the Transactions include the appointment as an officer holding the same office of New Sitio. Furthermore, in connection with the mergers, Sitio intends to provide for accelerated vesting of any unvested deferred share units of Steven Jones and Allen Li (each a “Sitio Departing Director”) in which case the Sitio Departing Directors’ unvested deferred share units may immediately vest in full upon their termination of service and any forfeiture restrictions applicable to such deferred share units may lapse immediately. For each Sitio Departing Director, 5,216 unvested deferred share units will be accelerated and, pursuant to their terms, such deferred share units together with previously vested deferred share units will be settled (resulting in the issuance of a total of 10,431 shares of New Sitio Class A Common Stock). In connection with the Transactions, all other equity-based awards held by Sitio’s officers and directors are being converted to awards with respect to New Sitio Common Stock, on a basis similar to shareholders generally and otherwise will continue to be subject to the same terms and conditions that currently apply to such awards. Sitio’s stockholders should take these interests into account in deciding whether to vote “FOR” the Sitio merger proposal.

See the section entitled “The Mergers—Interests of Sitio’s Directors and Executive Officers in the Mergers” for a more detailed description of these interests.

Interests of Brigham’s Directors and Executive Officers in the Mergers (see page 94)

In considering the recommendation of the Brigham Board to vote in favor of the merger proposal, Brigham stockholders should be aware that Brigham’s directors and executive officers have interests in the mergers that may be different from, or in addition to, those of Brigham’s stockholders generally. Additional interests of the directors of Brigham in the Transactions include the potential designation as a member of the board of directors of New Sitio and additional interests of the executive officers of Brigham in the Transactions include the acceleration of certain equity awards and certain other payments that could be triggered in connection with the mergers. The Brigham Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the mergers, approving the merger agreement, and recommending the applicable merger-related proposals.

See the section entitled “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers” for a more detailed description of these interests.

Support Agreements (see page 132)

Immediately following the execution of the merger agreement, the Supporting Stockholders (as defined in “Certain Agreements Relating to the Transactions—Support Agreements”) entered into the support agreements (which are attached as Annex D, Annex E and Annex F to this consent solicitation statement/prospectus/proxy statement) pursuant to which the Supporting Stockholders agreed among other things, to vote (i) in favor of the adoption of the merger agreement and (ii) against any competing agreement, transaction or proposal with respect to Sitio and against any other action made in opposition to adoption of the merger agreement or in competition or inconsistent with the mergers or matters contemplated by the merger agreement. Certain of the Supporting Stockholders holding approximately 59.0% of the combined voting power of the issued and outstanding shares of Sitio Common Stock have also agreed not to transfer or otherwise dispose of any Sitio Class A Common Stock, Sitio Class C Common Stock or Opco LP Units beneficially owned by them, other than certain permitted transfers, during the terms of their respective support agreements.

As of the Sitio record date, the support agreements covered 69,468,585 shares of Sitio Common Stock, or approximately 82.9% of the total shares of Sitio Common Stock outstanding.

See the section entitled “Certain Agreements Related to the Transactions—Support Agreements” for additional information on the support agreements.

The Registration Rights Agreement (see page 132)

At or prior to the Closing Date, Sitio and New Sitio will enter into, with each holder of Opco LLC Units who desires to be a party thereto, a registration rights agreement in the form attached as Annex G to this consent solicitation statement/proxy statement/prospectus (the “Registration Rights Agreement”). The Registration Rights Agreement will provide that New Sitio will register for resale, pursuant to a registration statement filed pursuant to Rule 415 of the Securities Act, shares of New Sitio Class A Common Stock held by the applicable holders of Opco LLC Units. New Sitio will bear the expenses incurred in connection with the filing of the registration statement pursuant to the terms of the Registration Rights Agreement, other than the discounts, commissions and stock transfer taxes applicable to the sale of the registrable securities.

See the section entitled “Certain Agreements Related to the Transactions—Registration Rights Agreement” for additional information on the registration rights agreement.

Information about the Brigham Special Meeting (see page 147)

The Brigham special meeting will be a virtual meeting conducted exclusively via live webcast online at www.virtualshareholdermeeting.com/MNRL2022SM starting at 9:00 a.m. Central Time (with log-in beginning at 8:45 a.m. Central Time) on December 28, 2022. Brigham stockholders will be able to attend the Brigham special meeting online and vote shares electronically at the meeting by going to www.proxyvote.com and entering the 16-digit control number included on the proxy card or voting instruction form you received. Because the Brigham special meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person. The Brigham special meeting is being held to consider and vote on the following proposals:

•

Brigham Merger Proposal: To approve and adopt the merger agreement, a copy of which is attached as Annex A to this consent solicitation statement/proxy statement/prospectus, and the transactions contemplated thereby (including the mergers), pursuant to which, among other things, upon consummation of the mergers (i) each eligible share of Brigham Class A Common Stock will be converted into the right to receive 1.133 fully-paid and nonassessable shares of New Sitio Class A Common Stock, with cash paid in lieu of any fractional shares of New Sitio Class A Common Stock, if any, (ii) each eligible Opco LLC Unit will be converted into the right to receive 1.133 Opco LP Units, with cash paid in lieu of any fractional Opco LP Units, if any, and (iii) each eligible share of Brigham Class B Common Stock will be converted into the right to receive 1.133 fully-paid and nonassessable shares of New Sitio Class C Common Stock.

•

Brigham Compensation Proposal: To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Brigham’s named executive officers that is based on or otherwise relates to the mergers, discussed in the section titled “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers.”

The record date for the determination of the Brigham stockholders entitled to receive notice of, and to vote at, the Brigham special meeting is the close of business on November 18, 2022. Only Brigham stockholders who held Brigham Common Stock of record on the Brigham record date are entitled to vote at the Brigham special meeting or any adjournments or postponements of the Brigham special meeting. Each issued and outstanding share of Brigham Common Stock entitles its holder of record to one vote on each matter to be considered at the Brigham special meeting. Brigham stockholders are entitled to vote on each proposal presented.

In order for business to be conducted at the Brigham special meeting, a quorum must be present. A quorum at the Brigham special meeting requires the presence of the holders of a majority of the total issued and outstanding shares of Brigham Common Stock entitled to vote, present virtually or represented by proxy, at the Brigham special meeting. Abstentions will be counted for purposes of determining whether there is a quorum at the Brigham special meeting. Shares represented by broker non-votes will not be considered present and entitled to vote at the Brigham special meeting for the purpose of determining the presence of a quorum. Because it is expected that all of the matters to be voted on at the Brigham special meeting will be non-routine under NYSE rules, brokers will not have discretionary authority to vote on any such proposal; therefore, if you do not provide voting instructions to your broker, bank or other nominee, your shares will not count towards determining whether a quorum is present and your shares will not be voted at the Brigham special meeting. If a quorum is not present or represented or if there are not sufficient votes for the approval of the Brigham merger proposal, Brigham expects that the Brigham special meeting will be adjourned by the chairman of the Brigham special meeting to solicit additional proxies. At any subsequent reconvening of the Brigham special meeting at which a quorum shall be present or represented, all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Brigham special meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

Approval of the Brigham merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Brigham Common Stock entitled to vote on the proposal. Accordingly, a Brigham stockholder’s abstention from voting, a broker non-vote or the failure of a Brigham stockholder to attend the Brigham special meeting and vote will have the same effect as a vote “against” the Brigham merger proposal.

Approval of the Brigham compensation proposal requires the affirmative vote of the holders of a majority of the shares of Brigham Common Stock present virtually during the Brigham special meeting or represented by proxy at the Brigham special meeting and entitled to vote on thereon. Accordingly, a Brigham stockholder’s abstention from voting will have the same effect as a vote “against” the Brigham compensation proposal, while a broker non-vote or the failure of a Brigham stockholder to attend the Brigham special meeting and vote will have no effect on the outcome of the Brigham compensation proposal.

As of the Brigham record date, there were 56,834,306 shares of Brigham Class A Common Stock and 3,611,836 shares of Brigham Class B Common Stock issued and outstanding, held by 60 and 34 holders of record, respectively. Each issued and outstanding share of Brigham Common Stock entitles its holder of record to one vote on each matter to be considered at the Brigham special meeting. Brigham stockholders are entitled to vote on each proposal presented.

The Brigham Board unanimously recommends that the Brigham stockholders vote “FOR” the Brigham merger proposal and “FOR” the Brigham compensation proposal.

For additional information on the recommendation of the Brigham Board, please see “The Mergers—Brigham Board’s Recommendation; Reasons for the Mergers.”

Sitio Solicitation of Written Consents (see page 155)

Sitio stockholders are being asked to approve the adoption of the merger agreement by executing and delivering the written consent furnished with this consent solicitation statement/proxy statement/prospectus. Sitio stockholders may consent to the adoption of the merger agreement with respect to their shares of Sitio Common Stock by, if such shares are held in the stockholder’s name on the books of Sitio’s transfer agent, Continental Stock Transfer and Trust Company, completing and signing the written consent furnished with this consent solicitation statement/proxy statement/prospectus and returning it to Sitio by the Sitio consent deadline by emailing a .pdf copy of the written consent to Brett Riesenfeld at brett.riesenfeld@sitio.com or, if the shares are held in an account at a bank, broker or other nominee, by following the directions of such bank, broker or other nominee.

Governance of New Sitio (see page 100)

Effective immediately following the First Effective Time, New Sitio will adopt the New Sitio Charter and the New Sitio Bylaws.

The merger agreement and the forms of the New Sitio Charter and New Sitio Bylaws, copies of which are attached to this consent solicitation statement/proxy statement/prospectus as Annex A, Annex B and Annex C, respectively, contain certain provisions relating to the governance of New Sitio following completion of the Transactions, which reflects the continuation of the Sitio charter and Sitio bylaws currently in effect.

Board of Directors of New Sitio

Effective as of the First Effective Time, the board of directors of New Sitio will be comprised of nine members, consisting of five persons designated by Sitio prior to the completion of the mergers (who, prior to the First Effective Time, are members of the Sitio Board) (such persons, the “Sitio Designated Directors”) and four persons designated by Brigham prior to the completion of the mergers (who, prior to the First Effective Time, are members of the Brigham Board) (such persons, the “Brigham Designated Directors”), each such person to hold office in accordance with the New Sitio Charter and the New Sitio Bylaws. Please see the section entitled “Directors of New Sitio” for the persons designated as of the date of this written consent solicitation statement/proxy statement/prospectus.

Pursuant to the merger agreement, New Sitio will take all actions reasonably necessary to ensure that each Brigham Designated Director is included in the slate of nominees recommended by the board of directors of New Sitio to the stockholders of New Sitio for election as directors at the 2023 annual meeting of stockholders of New Sitio. In addition, New Sitio will continue to be subject to the director designation agreement, dated as of January 11, 2022 (the “Director Designation Agreement”), pursuant to which certain stockholders of New Sitio may designate nominees to be included in the slate of nominees recommended by the board of directors of New Sitio so long as such stockholders continue to beneficially own sufficient New Sitio Common Stock in accordance with the terms of the Director Designation Agreement. A description of the Director Designation Agreement is included in Sitio’s definitive Proxy Statement, dated May 5, 2022, relating to the special meeting of Sitio’s stockholders held on June 3, 2022, in the section entitled “Related Agreements—Director Designation Agreement,” which is incorporated herein by reference.

Additionally, pursuant to the support agreement with Kimmeridge, Kimmeridge has agreed to vote in favor of the Brigham Designated Directors to be nominated to the New Sitio Board at the 2023 annual meeting of stockholders of New Sitio. For additional information regarding the support agreements, please see the section entitled “Certain Agreements Related to the Transactions—Support Agreements.”

Officers of New Sitio

The officers of Sitio immediately prior to the First Effective Time will be appointed as officers holding the same offices of New Sitio effective as of the First Effective Time, each such person to hold office in accordance with the New Sitio Charter and the New Sitio Bylaws.

Regulatory Approvals (see page 101)

Regulatory Conditions to Completion of the Mergers

Completion of the mergers is conditioned on the expiration or termination of any applicable waiting period (and any extension thereof) under the HSR Act and the absence of any law or order restraining, enjoining, or otherwise prohibiting the consummation of the mergers. The waiting periods applicable to the consummation of the transactions contemplated by the merger agreement under the HSR Act expired on November 4, 2022.

Nevertheless, at any time before or after the effective time, the DOJ, the FTC, antitrust authorities outside of the United States or U.S. state attorneys general could take action under applicable antitrust laws, including seeking to enjoin the completion of the mergers, conditionally approving the mergers upon the divestiture of Sitio’s or Brigham’s assets, subjecting the completion of the mergers to regulatory conditions or seeking other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Material U.S. Federal Income Tax Consequences of the Pubco Mergers (see page 103)

It is a condition to the respective obligations of Sitio and Brigham to complete the Pubco Mergers that each of Sitio and Brigham receive a legal opinion to the effect that either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code with respect to each of the parties to the reorganization or (ii) the transfer of the stock of Sitio and the stock of the Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code. Assuming the receipt and accuracy of these opinions, holders of Sitio Class A Common Stock and holders of Brigham Class A Common Stock, as applicable, generally should not recognize any gain or loss for U.S. federal income tax purposes on the exchange of their Sitio Class A Common Stock or Brigham Class A Common Stock, as applicable, for New Sitio Class A Common Stock.

You should be aware that the tax consequences to you of the Pubco Mergers may depend upon your own situation. In addition, you may be subject to state, local or foreign tax laws that are not discussed in this consent solicitation statement/proxy statement/prospectus. You should therefore consult with your own tax advisor for a full understanding of the tax consequences to you of the Pubco Mergers. See “The Mergers—Material U.S. Federal Income Tax Consequences of the Pubco Mergers.”

Stock Exchange Listing (see page 106)

The parties anticipate that shares of New Sitio Class A Common Stock will be listed on NYSE under the symbol “STR” and that the New Sitio warrants will be listed on NYSE American LLC under the symbol “STR WS.” If the Transactions are completed, Sitio securities and Brigham securities will no longer be listed on NYSE and will be deregistered under the Exchange Act.

Appraisal Rights (see page 176)

Under Delaware law, no appraisal rights or dissenters’ rights will be available with respect to Brigham Class A Common Stock, Sitio Class A Common Stock or Sitio Warrants. It is anticipated that New Sitio Class A Common Stock will be traded on the NYSE at the First Effective Time.

However, Brigham Class B Common Stock and Sitio Class C Common Stock holders who do not vote in favor of the merger proposal will be entitled to exercise appraisal rights under Section 262, solely with respect to their shares of Brigham Class B Common Stock and Sitio Class C Common Stock, respectively (and not, for the avoidance of doubt, with respect to any shares of Brigham Class A Common Stock, Opco LLC Units or Sitio Class A Common Stock held by them), in connection with the mergers if they take certain actions and meet certain conditions set forth in Section 262. Failure to comply with Section 262 may result in a Brigham Class B Common Stock or Sitio Class C Common Stock holder waiving, or being unable to exercise, appraisal rights.

For more information regarding appraisal rights, please see the section entitled “Appraisal Rights” beginning on page 176 of this consent solicitation statement/proxy statement/prospectus and the full text of Section 262, attached as Annex J to this consent solicitation statement/proxy statement/prospectus.

Conditions to Completion of the Mergers (see page 127)

The respective obligations of each of Sitio, New Sitio, Opco LLC, Brigham, Opco LP and the Merger Subs to effect the mergers are subject to the fulfillment or waiver (to the extent permitted under applicable law), at or prior to the Closing, of the following, among other, conditions:

•	the adoption and approval of the merger agreement and the Sitio Merger by Sitio stockholders must have been obtained;

•	the adoption and approval of the merger agreement and the Brigham Merger by Brigham stockholders must have been obtained;

•

the waiting period (or extensions thereof) applicable to the merger under the HSR Act must have expired or been terminated (the waiting periods under the HSR Act expired on November 4, 2022) and certain other required regulatory filings, clearances or approvals must have been filed, occurred or been obtained;

•

no court or other governmental entity of competent jurisdiction may have entered or issued a law, order or injunction that is in effect and restrains or prohibits consummation of the mergers or the other transactions contemplated by the merger agreement;

•

the registration statement on Form S-4, of which this consent solicitation statement/proxy statement/prospectus forms a part of must have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the registration statement may be in effect and no proceedings for that purpose may be initiated by the SEC;

•	shares of New Sitio Common Stock that will be issued in the Pubco Mergers must have been approved for listing on the NYSE, subject to official notice of issuance;

•

the consent solicitation statement/proxy statement/prospectus will have been mailed to the holders of Sitio Common Stock and Brigham Common Stock not less than twenty calendar days prior to the Closing Date, and the completion of the transactions will be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act); and

•	each of Brigham and Sitio shall have received a tax opinion that the Transactions will not result in the recognition of gain by New Sitio, Sitio, Brigham or their respective stockholders.

The obligations of Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub and Opco Merger Sub to effect the mergers are subject to the fulfillment or waiver (to the extent permitted under applicable law), at or prior to the Closing, of the following conditions:

•	Brigham and Opco LLC must have performed or complied in all material respects all covenants required to be performed by it under the merger agreement at or prior to the Closing;

•

subject to certain exceptions and materiality standards provided in the merger agreement, the representations and warranties of Brigham and Opco LLC must be true and correct as of the date of the merger agreement and as though made on and as of the Closing Date (except to the extent a representation or warranty speaks as of an earlier date, in which case as of such date);

•

since the date of the merger agreement, there must not have been any change, effect, circumstance or development that, individually or in the aggregate, has resulted, or would reasonably be likely to result, in a material adverse effect (as defined in the merger agreement) with respect to Brigham and Opco LLC;

•	the receipt of a certificate executed by an executive officer of Brigham confirming the satisfaction of the conditions described above; and

•

the receipt of a legal opinion in form and substance reasonably satisfactory to Sitio, dated as of the Closing Date, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code with respect to each of the parties to the reorganization or (ii) the transfer of the stock of Sitio and the stock of Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code.

The obligations of Brigham and Opco LLC to effect the merger transactions are subject to the fulfillment or waiver (to the extent permitted under applicable law), at or prior to the Closing, of the following conditions:

•

Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub and Opco Merger Sub must have performed or complied in all material respects all covenants required to be performed by them under the merger agreement at or prior to the Closing;

•

subject to certain exceptions and materiality standards provided in the merger agreement, the representations and warranties of Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub and Opco Merger Sub must be true and correct as of the date of the merger agreement and as though made on and as of the Closing Date (except to the extent a representation or warranty speaks as of an earlier date, in which case as of such date);

•

since the date of the merger agreement, there must not have been any change, effect, circumstance or development that, individually or in the aggregate, has resulted, or would reasonably be likely to result, in a material adverse effect (as defined in the merger agreement) with respect to Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub and Opco Merger Sub;

•	the receipt of a certificate executed by an executive officer of Sitio confirming the satisfaction of the conditions described above; and

•

the receipt of a legal opinion in form and substance reasonably satisfactory to Brigham, dated as of the Closing Date, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code, or (ii) the transfer of the stock of Sitio and the stock of Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code with respect to each of the parties to the reorganization.

Ownership of New Sitio after the Mergers

As of the date of this consent solicitation statement/proxy statement/prospectus, based on the current number of shares of Sitio Common Stock and Brigham Common Stock outstanding, we estimate that, immediately following completion of the mergers, former holders of Sitio Common Stock will own approximately 54% of the outstanding shares of the New Sitio Common Stock and former holders of Brigham Common Stock will own approximately 46% of the outstanding shares of New Sitio Common Stock. The exact equity stake of Sitio stockholders and Brigham stockholders in New Sitio immediately following the mergers will depend on the number of shares of Sitio Common Stock and Brigham Common Stock issued and outstanding immediately prior to the mergers.

No Solicitation of Competing Proposals; Changes in Board Recommendations (see page 120)

As more fully described in this consent solicitation statement/proxy statement/prospectus and in the merger agreement, and subject to the exceptions summarized below, from the date of the merger agreement until the earlier of the First Effective Time and the termination of the merger agreement, Brigham has agreed that it will not, and will cause its subsidiaries and instruct its and its subsidiaries’ representatives not to, directly or indirectly:

•	initiate, solicit or knowingly encourage the making of or announcement of any Competing Proposal (as defined in “The Merger Agreement—No Solicitation of Competing Proposals” );

•	engage in any discussions or negotiations with any person with respect to a Competing Proposal;

•

furnish any non-public information regarding Brigham or its subsidiaries, or access to the properties, assets or employees of Brigham or its subsidiaries, to any person in connection with or in response to a Competing Proposal;

•	enter into any letter of intent or agreement in principal, or other agreement providing for a Competing Proposal;

•	waive or release any person from, forebear in the enforcement of, or amend any standstill agreement or any standstill provisions of any other contract;

•	effectuate any Brigham Board Recommendation Change (as defined in “The Merger Agreement—No Solicitation of Competing Proposals” ); or

•

take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations of the State of Delaware, including Section 203 of the DGCL (“Section 203”), inapplicable to any third party or any Competing Proposal.

The merger agreement includes certain exceptions to the non-solicitation covenant such that if, at any time prior to the receipt of the Brigham Stockholder Approval, Brigham receives a written, unsolicited bona fide Competing Proposal (which did not result from a breach of the non-solicitation restrictions) that the board of directors of Brigham determines in good faith after consultation with its financial advisors and outside legal counsel that such Competing Proposal is, or could reasonably be expected to lead to, a Brigham Superior Proposal (as defined below), Brigham may (i) engage in discussions or negotiations with such third party, (ii) furnish any non-public information regarding Brigham or its subsidiaries, or access to the properties, assets or employees of Brigham or its subsidiaries pursuant to a confidentiality agreement with terms no less favorable to Brigham in the aggregate than those contained in the confidentiality agreement entered into between Brigham and Sitio, as determined by the Brigham Board in good faith after consultation with its outside legal counsel (provided that all such non-public information, to the extent that such information has not been previously provided or made available to Sitio, is provided or made available to Sitio prior to or concurrently with the time it is provided or made available to such third party) and (iii) following the receipt of any such Brigham Superior Proposal, effectuate a Brigham Board Recommendation Change and/or terminate the merger agreement in order to enter into a definitive agreement with respect to such Brigham Superior Proposal and contemporaneously with such termination tender payment of the applicable termination fee. For additional information on a Brigham Board Recommendation Change or termination fees, see the sections entitled “The Merger Agreement—Changes in Board of Directors Recommendation” or “The Merger Agreement—Expenses and Termination Fees,” respectively.

At any time prior to receipt of the Brigham Stockholder Approval, and after giving effect to certain rights offered to Sitio, the Brigham Board may effect a Brigham Board Recommendation Change involving or relating to an Intervening Event (as defined in “The Merger Agreement—Changes in Board of Directors Recommendation”) if the Brigham Board determines in good faith, after the consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law. For additional information, see the section entitled “The Merger Agreement—Changes in Board of Directors Recommendation.”

Termination of the Merger Agreement; Expenses and Termination Fees (see page 129)

Opco LLC would be required to pay Opco LP a termination fee of $65,000,000 (the “Brigham Termination Fee”) if (1) Sitio terminates the merger agreement because (i) a Brigham Board Recommendation Change has occurred or (ii) a director or an executive officer of Brigham has breached its obligations to not solicit Competing Proposals in any material respect (or if Brigham or Sitio terminates the merger agreement because the Brigham Stockholder Approval was not obtained upon a vote held at a duly held Brigham stockholders meeting when the merger agreement was terminable by Sitio pursuant to clause (1)); (2) Brigham terminates the merger agreement in order to enter into a definitive agreement with respect to a Brigham Superior Proposal; or (3) (i) (A) Sitio or Brigham terminates the merger agreement because of a failure to obtain Brigham Stockholder Approval, and on or before the date of any such termination a Brigham Competing Proposal has been communicated to the Brigham Board or has been publicly announced or publicly disclosed and not publicly withdrawn at least five business days prior to the Brigham stockholders meeting or (B) Sitio terminates the merger agreement due to a breach by Brigham of its covenants thereunder and on or before the date of any such termination a Brigham Competing Proposal has been announced, disclosed or otherwise communicated to the Brigham Board, and (ii) within six months after the date of such termination, Brigham enters into a definitive agreement with respect to a Brigham Competing Proposal or consummates a Brigham Competing Proposal (for purposes of this paragraph, any reference in the definition of Brigham Competing Proposal to “25%” will be deemed to be a reference to “more than 50%”).

Opco LP would be required to pay Opco LLC a termination fee of $75,000,000 (the “Sitio Termination Fee”) if (1) Brigham terminates the merger agreement due to a breach by Sitio of its covenants thereunder and on or before the date of any such termination a Sitio Competing Proposal has been announced, disclosed or otherwise communicated to the Sitio Board, and (2) within six months after the date of such termination, Sitio enters into a definitive agreement with respect to a Sitio Competing Proposal or consummates a Sitio Competing Proposal (for purposes of this paragraph, any reference in the definition of Sitio Competing Proposal to “25%” will be deemed to be a reference to “more than 50%”).

Accounting Treatment (see page 102)

For a discussion summarizing the accounting treatment of the mergers, please see “The Mergers—Accounting Treatment.”

Rights of Brigham Stockholders Will Change as a Result of the Mergers (see page 164)

At the First Effective Time, Brigham stockholders will become stockholders of New Sitio, and their rights will be governed by Delaware law and the governing corporate documents of New Sitio as adopted in connection with the Closing. The differences between the governing corporate documents of Brigham that are currently in effect and the governing documents of New Sitio that will be in effect at the First Effective Time are described in detail in the section entitled “Comparison of Stockholder Rights and Corporate Governance Matters.”

Risk Factors (see page 31)

In evaluating the merger agreement and the mergers, you should carefully read this consent solicitation statement/proxy statement/prospectus and give special consideration to the factors discussed in the section entitled “Risk Factors” of this consent solicitation statement/proxy statement/prospectus.

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On September 6, 2022, Sitio entered into the merger agreement with Opco LP, New Sitio, Brigham Merger Sub, Sitio Merger Sub, Opco Merger Sub, Brigham and Opco LLC, pursuant to which Brigham Merger Sub will merge with and into Brigham (the “Brigham Merger”), with Brigham surviving the Brigham Merger as a wholly owned subsidiary of New Sitio and (ii) Sitio Merger Sub will merge with and into Sitio (the “Sitio Merger”), with Sitio surviving the Sitio Merger as a wholly owned subsidiary of New Sitio. Immediately thereafter, Opco Merger Sub will merge with and into Opco LLC (the “Opco Merger” and, together with the Brigham Merger and the Sitio Merger, the “mergers”) with Opco LLC surviving the Opco Merger as a wholly owned subsidiary of Opco LP. As a result of the mergers, Sitio and Brigham will become direct wholly owned subsidiaries of New Sitio, a new holding company, which will be renamed “Sitio Royalties Corp.” Upon completion of the mergers, former Sitio stockholders and former Brigham stockholders will own stock in New Sitio, which is expected to be listed for trading on the NYSE. New Sitio is a newly created holding company formed for purposes of effectuating the mergers and has conducted no operations and owns no material assets prior to completion of the mergers. The transactions contemplated by the merger agreement are referred to herein as the “Transactions” and the adjustments related thereto are referred to as the “Transaction Adjustments.”

The mergers will be accounted for using the acquisition method of accounting in accordance with ASC 805, with Sitio as the accounting acquirer. For further information please see the section entitled “The Mergers—Accounting Treatment.”

The following unaudited pro forma condensed consolidated combined financial statements (the “pro forma financial statements”) present the historical consolidated financial statements of Sitio (the accounting acquirer in the mergers), Kimmeridge Mineral Fund (“KMF”), Sitio’s predecessor for financial reporting purposes, combined with the historical consolidated financial statements of Falcon Minerals Corporation (“Falcon”), which was acquired by Sitio in June 2022, and the historical consolidated financial statements of Brigham, in each case adjusted as described below. Additionally, the pro forma financial statements include adjustments associated with the Falcon Merger and the Sitio Acquisitions (as defined below) (the Falcon Merger and the Sitio Acquisitions, the “Sitio Transactions”) completed by Sitio prior to the mergers (the “Sitio Adjustments”):

•

the merger transactions on June 7, 2022 with Opco LP, Ferrari Merger Sub A LLC (“Ferrari Merger Sub”), and DPM HoldCo, LLC (“Desert Peak”), pursuant to which Ferrari Merger Sub merged with and into Desert Peak, with Desert Peak as the accounting acquirer (the “Falcon Merger”);

•

the acquisition on June 7, 2021 of approximately 7,200 NRAs from Chambers Minerals, LLC, an affiliate of Kimmeridge, consisting of a 2.0% (on an 8/8ths basis) overriding royalty interest, proportionately reduced to Callon Petroleum Company’s (“Callon”) net revenue interest, in substantially all Callon-operated oil and gas leaseholds in the Delaware Basin (the “Chambers Acquisition”);

•	the acquisition on June 30, 2021 of approximately 18,500 NRAs from Rock Ridge Royalty, LLC (the “Rock Ridge Acquisition”); and

•

the acquisition on August 31, 2021 of approximately 25,000 NRAs from Source Energy Leasehold, LP and Permian Mineral Acquisition, LP (the “Source Acquisition” and, together with the Chambers Acquisition and the Rock Ridge Acquisition, the “Sitio Acquisitions”).

The unaudited pro forma condensed consolidated combined balance sheet gives effect to the Transactions as if they had occurred on September 30, 2022. The Sitio Acquisitions and Falcon Merger are reflected in the historical consolidated balance sheet of Sitio as of September 30, 2022, and, as such, no pro forma adjustments are made for such transactions in the unaudited pro forma condensed consolidated combined balance sheet.

The unaudited pro forma condensed consolidated combined statements of operations for the nine months ended September 30, 2022 and for the year ended December 31, 2021 give effect to the Transactions and the Sitio Transactions as if they had occurred January 1, 2021. The pro forma financial statements contain certain reclassification adjustments, as applicable, to (i) conform the historical Falcon or Brigham financial statement presentations to Sitio’s financial statement presentation and (ii) conform certain of Falcon’s or Brigham’s historical amounts to Sitio’s financial statement presentation.

The unaudited pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786, “Amendments to Financial Disclosures about Acquired and Disposed Businesses,” using assumptions set forth in the notes to the unaudited pro forma financial statements. The pro forma financial statements have been adjusted to include transaction accounting adjustments in accordance with GAAP, linking the effects of the Transaction Adjustments and the Sitio Adjustments to the historical consolidated financial statements of Sitio. As of the date of this consent solicitation statement/proxy statement/prospectus, the detailed valuation study necessary to arrive at the required final estimates of the fair value of the Falcon assets acquired and the liabilities assumed and the related allocations of purchase price has not been completed. A final determination of the fair value of Falcon’s assets and liabilities will be based on the actual assets and liabilities of Falcon that existed as of the Falcon Merger effective time. As of the date of this consent solicitation statement/proxy statement/prospectus, the detailed valuation study necessary to arrive at the required final estimates of the fair value of the Brigham assets to be acquired and the liabilities to be assumed and the related allocations of purchase price has not been completed, nor have all necessary adjustments been made to conform Brigham’s accounting policies to Sitio’s accounting policies. A final determination of the fair value of Brigham’s assets and liabilities will be based on the actual assets and liabilities of Brigham that exist as of the effective time of the mergers and, therefore, cannot be made prior to the completion of the mergers.

The pro forma financial statements and related notes are presented for illustrative purposes only and should not be relied upon as an indication of the financial condition or the operating results that Sitio would have achieved if the Sitio Transactions had taken place on the assumed dates. The pro forma financial statements do not reflect future events that may occur after the consummation of the mergers, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, asset dispositions, cost savings, or economies of scale that may be achieved with respect to the combined operations. As a result, future results may vary significantly from the results reflected in the pro forma financial statements and should not be relied on as an indication of New Sitio’s future results.

Pro Forma Condensed Consolidated Combined Balance Sheet

As of September 30, 2022

(Unaudited)

	Historical	Historical
	Sitio Royalties Corp.	Brigham Minerals, Inc.	Transaction Adjustments		Pro Forma Combined
	(In thousands, except share amounts)
ASSETS			A
Current assets:
Cash and cash equivalents	$10,812	$32,995	$—		$43,807
Restricted cash	—	6,629	—		6,629
Accrued revenue and accounts receivable	83,514	63,317	—		146,831
Derivative asset	22,531	—	—		22,531
Prepaid assets and other	1,297	3,196	—		4,493

Total current assets	118,154	106,137	—		224,291

Property and equipment:
Oil and natural gas properties, successful efforts method:
Unproved properties	1,473,142	310,783	1,265,861		3,049,786
Proved properties	1,042,257	754,418	72,425		1,869,100
Property and equipment	3,201	3,559	(1,629)		5,131
Accumulated depreciation, depletion, and amortization	(186,004)	(355,990)	355,990		(186,004)

Net oil and gas properties and other property and equipment	2,332,596	712,770	1,692,647		4,738,013

Other long-term assets:
Long-term derivative asset	28,888		—		28,888
Deferred financing costs	6,131	1,202	—		7,333
Operating lease right-of-use-asset	—	5,883	—		5,883
Deferred tax assets	—	39,485	(39,485)		—
Other long-term assets	648	—	—		648

Total long-term assets	35,667	46,570	(39,485)		42,752

TOTAL ASSETS	$2,486,417	$865,477	$1,653,162		$5,005,056

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$15,877	$21,923	$100,000	B	$137,800
Current operating lease liability	—	1,211	—		1,211
Warrant liability	2,770				2,770
Derivative liability	150				150

Total current liabilities	18,797	23,134	100,000		141,931

Long-term liabilities:			—
Long-term debt	666,834	73,000	—		739,834
Non-current operating lease liability	—	4,831	—		4,831
Deferred tax liability	4,782	—	248,753		253,535
Deferred rent	1,138	—	—		1,138
Other non-current liabilities	—	2,427	—		2,427

Total liabilities	691,551	103,392	348,753		1,143,696
COMMITMENTS AND CONTINGENCIES
Temporary equity	1,573,201	—	(50,624)	B	1,740,264
			76,574	C
			141,113	D
Equity:
Class A common stock (12,706,082 and 76,309,429 shares issued and outstanding on a historical and pro forma basis, respectively)	1	547	(547)	C	8
			7	D
Class C common stock (71,134,752 and 78,239,436 shares issued and outstanding on a historical and pro forma basis, respectively)	7	—	1	D	8
Additional paid-in capital	221,819	760,879	(75,368)	C	2,170,618
			1,263,288	D
Accumulated deficit	(162)	(91,218)	(49,376)	B	(49,538)
			91,218	C
Treasury stock, at cost	—	(6,338)	6,338	C	—
Non-controlling interests	—	98,215	(98,215)	C	—

Total equity	221,665	762,085	1,137,346		2,121,096

Total liabilities, temporary equity and equity	$2,486,417	$865,477	$1,653,162		$5,005,056

The accompanying notes are an integral part of these condensed consolidated financial statements.

Pro Forma Condensed Consolidated Combined Statement of Operations

For the Nine Months Ended September 30, 2022

(Unaudited)

	Historical	Sitio Royalties Adjustment	Sitio Predecessor Transaction Adjustments		As Adjusted		Historical	Transaction Adjustments			Pro Forma Combined
	Sitio Royalties Corp.	Falcon Minerals Corporation			Sitio Royalties Corp.		Brigham Minerals, Inc.
	(In thousands, except per share data)
Revenue:
Oil, natural gas and natural gas liquids revenues	$260,219	$44,862$			$305,081		$253,148	$			$558,229
Lease bonus and other income	9,445	779	(497)	D	9,727		3,365				13,092
Commodity derivatives losses		(302)	302	J	—		—				—

Total revenue	269,664	45,339	(195)		314,808		256,513		—		571,321

Operating Expenses:
Management fees to affiliates	3,241				3,241	I					3,241
Depreciation, depletion and amortization	67,302	6,450	(12,757)	H	77,947		40,726		28,987	N	147,660
			17,076	H
			(124)	D
General and administrative	24,043	28,287	(180)	D	52,150		24,330		9,172	O	85,652
General and administrative - affiliates	74				74						74
Severance and ad valorem taxes	18,019	2,860			20,879		15,664				36,543
Marketing and transportation		374			374		7,211				7,585

Total operating expenses	112,679	37,971	4,015		154,665		87,931		38,159		280,755

Net income (loss) from operations	156,985	7,368	(4,210)		160,143		168,582		(38,159)		290,566
Other income (expense):
Interest expense, net	(18,096)	(876)			(18,972)		(3,114)				(22,086)
Change in fair value of warrant liability	3,842	(270)			3,572						3,572
Loss on extinguishment of debt	(11,487)				(11,487)						(11,487)
Commodity derivative gains (losses)	53,508	—	(302)		53,206						53,206
Other income (expense)	—	13			13		40				53

Total other income (expense):	27,767	(1,133)	(302)		26,332		(3,074)		—		23,258

Net income before income tax expense	184,752	6,235	(4,512)		186,475		165,508		(38,159)		313,824
Income tax (expense) benefit	(5,206)	(1,820)	(35,863)	K	(42,889)		(31,820)		2,529	K	(72,180)

Net income	$179,546	$4,415	$(40,375)		$143,586		$133,688		$(35,630)		$241,644

Less net income attributable to Predecessor	(78,104)		78,104	L	—		—				—
Less net income attributable to non-controlling interests	—	(4,917)	4,917	L	—		(21,998)		21,998	L	—
Less net (income) loss attributable to temporary equity	(86,143)		(35,683)	L	(121,826)		—		(505)	L	(122,331)

Net income attributable to Class A stockholders	$15,299	$(502)	$6,963		$21,760		$111,690		$(14,137)		$119,313

Net Income per Common Share
Basic	$1.19						2.16				1.55	M
Diluted	$1.19						2.09				1.55	M
Weighted Average Common Shares Outstanding
Basic	12,665						51,663				76,309	M
Diluted	12,665						53,463				76,309	M

The accompanying notes are an integral part of these condensed consolidated financial statements.

Pro Forma Condensed Consolidated Combined Statement of Operations

For the Year Ended December 31, 2021

(Unaudited)

	Historical	Sitio Royalties Adjustments						As Adjusted		Historical	Transaction Adjustments			Pro Forma Combined
	Kimmeridge Mineral Fund, L.P. (Sitio Predecessor)	Chambers Acquisition	Rock Ridge Acquisition	Source Acquisition	Falcon Minerals Corporation	Sito Predecessor Transaction Adjustments		Sitio Royalties Corp.		Brigham Minerals, Inc.
	(In thousands, except per share data)
Revenue:		A	B	C
Oil, natural gas and natural gas liquids revenues	$118,548	$4,105	$10,328	$19,776	$72,838	$(1,970)	J	$223,625		$156,699	$			$380,324
Lease bonus and other income	2,040		925	71		(227)	D	4,779		4,518				9,297
						1,970	J
Commodity derivatives losses			(1,125)		(4,830)	1,125	E	—		—				—
						4,830	J

Total revenue	120,588	4,105	10,128	19,847	68,008	5,728		228,404		161,217		—		389,621

Operating Expenses:
Management fees to affiliates	7,480							7,480	I	—				7,480
Depreciation, depletion and amortization	40,906		3,366		15,233	13,370	H	74,595		36,677		48,631	N	159,903
						2,007	H
						(287)	D
General and administrative	4,143		1,314		14,130	(373)	D	50,861		22,475		13,004	O	186,340
						25,000	F					100,000	P
						6,647	G
General and administrative—affiliates	8,855							8,855		—				8,855
Severance and ad valorem taxes	6,858	247	276	1,339	3,935			12,655		9,320				21,975
Marketing and transportation					1,752			1,752		6,818				8,570
Deferred offering costs write-off	2,396							2,396		—				2,396

Total operating expenses	70,638	247	4,956	1,339	35,050	46,364		158,594		75,290		161,635		395,519

Net income (loss) from operations	49,950	3,858	5,172	18,508	32,958	(40,636)		69,810		85,927		(161,635)		(5,898)
Other income (expense):
Interest expense, net	(1,893)		(88)		(1,924)			(3,905)		(1,701)				(5,606)
Change in fair value of warrant liability					467			467		—				467
Commodity derivatives gains (losses)					—	(4,830)	J	(4,830)		—				(4,830)
Other income (expense)					50			50		53				103

Total other income (expense):	(1,893)	—	(88)	—	(1,407)	(4,830)		(8,218)		(1,648)		—		(9,866)
Net income (loss) before income tax expense	48,057	3,858	5,084	18,508	31,551	(45,466)		61,592		84,279		(161,635)		(15,764)
Income tax (expense) benefit	(562)		27		(4,059)	(9,572)	K	(14,166)		(16,253)		34,035	K	3,626

Net income (loss)	$47,495	$3,858	$5,111	$18,508	$27,492	$(55,038)		$47,426		$68,026		$(127,590)		$(12,138)

Less net income attributable to non-controlling interests	(18,781)				(14,336)	33,117	L	—		(1,922)		1,922	L	—
Less net (income) loss attributable to temporary equity						(40,239)	L	(40,239)		(15,821)		62,205	L	6,145

Net income (loss) attrib utable to Class A stockholders	$28,714	$3,858	$5,111	$18,508	$13,156	$(62,160)		$7,187		$50,283		$(63,463)		$(5,993)

Net Income (loss) per Common Share
Basic					$0.28					1.13				(0.09)	M
Diluted					$0.28					1.10				(0.09)	M
Weighted Average Common Shares Outstanding
Basic					46,321					44,576				76,309	M
Diluted					46,321					45,632				76,309	M

The accompanying notes are an integral part of these condensed consolidated financial statements.

Notes to unaudited pro forma condensed consolidated combined financial statements

1.	Basis of Presentation, the Offering and Reorganization

The pro forma financial statements have been derived from the historical financial statements of Sitio, Falcon and Brigham. The pro forma financial statements contain certain reclassification adjustments, as applicable, to (i) conform the historical Falcon or Brigham financial statement presentations to Sitio’s financial statement presentation and (ii) conform certain of Falcon’s or Brigham’s historical amounts to Sitio’s financial statement presentation. The pro forma condensed consolidated combined balance sheet as of September 30, 2022 gives effect to the Transactions as if they had occurred on September 30, 2022. The Sitio Acquisitions and Falcon Merger are reflected in the historical consolidated balance sheet of Sitio as of September 30, 2022, and, as such, no pro forma adjustments are made for such transactions in the unaudited pro forma condensed consolidated combined balance sheet. The unaudited pro forma condensed consolidated combined statements of operations for the nine months ended September 30, 2022 and for the year ended December 31, 2021 give effect to the Sitio Transactions and Transactions as if they had occurred on January 1, 2021.

The pro forma financial statements reflect pro forma adjustments that are based on available information and certain assumptions that management believes are reasonable. However, actual results may differ from those reflected in these statements. In management’s opinion, all adjustments known to date that are necessary to present fairly the pro forma information have been made. The pro forma financial statements do not purport to represent what New Sitio’s financial position or results of operations would have been if the Sitio Transactions had actually occurred on the dates indicated above, nor are they indicative of New Sitio’s future financial position or results of operations.

These pro forma financial statements should be read in conjunction with the historical financial statements, and related notes thereto, of Sitio, KMF, Falcon and Brigham for the periods presented, which are included or incorporated by reference in this consent solicitation statement/proxy statement/prospectus.

2.	Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet

Transaction Adjustments

A.

Unless otherwise noted, the adjustments reflect the acquisition method of accounting with Sitio as the accounting acquirer of Brigham. Under the acquisition method of accounting, the purchase price is allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with any excess purchase price (if applicable) allocated to goodwill. Sitio has not completed the detailed valuation studies necessary to compute the fair value estimates of Brigham’s assets acquired and liabilities assumed and the related allocations of purchase price, nor has it identified all adjustments necessary to conform Brigham’s accounting policies to Sitio’s accounting policies. The preliminary estimation of the fair values of the Brigham assets was performed as of November 7, 2022. A final determination of the fair value of the Brigham assets and liabilities will be based on the actual net assets and liabilities of Brigham that exist as of the Closing Date. The value of the consideration given by Sitio will be based on the closing price of Sitio Class A Common Stock immediately prior to the Closing. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final purchase price allocation may be different than that reflected in the preliminary pro forma purchase price allocation presented herein, and this difference may be material. The pro forma purchase price allocation is preliminary and was based on an estimate of the fair values of the tangible and intangible assets and liabilities related to Brigham and the closing price of Sitio Class A Common Stock of $30.64 on November 7, 2022.

The following table summarizes the preliminary estimate of the purchase price (in thousands, except per share data):

Brigham Common Stock — issued and outstanding as of September 30, 2022(1):	62,408
Exchange ratio	1.133
New Sitio Common Stock to be issued in exchange for Brigham Common Stock(1)	70,708
Sitio Class A Common Stock price(1)	$30.64

Total consideration and fair value	$2,166,494

(1)

The final purchase price will be based on the fair value of new shares of New Sitio Common Stock issued in exchange for shares of Brigham Common Stock as of the Closing Date. The number of shares of Brigham Common Stock includes new shares that are anticipated to be issued upon the vesting of outstanding equity awards under Brigham’s Long Term Incentive Plan. The estimated fair value of Sitio Class A Common Stock is based on the closing price of Sitio Class A Common Stock as of November 7, 2022, which will be adjusted as of the Closing Date. A 10% increase or decrease in the trading price of Sitio Class A Common Stock would increase or decrease the total purchase price by approximately $170.5 million. The potential change in the purchase price will likely affect the value allocated to oil and natural gas properties as the value of the underlying estimated oil and natural gas reserve volumes is dependent upon commodity prices on the Closing Date.

The following table summarizes the allocation of the preliminary estimate of the purchase price to the assets acquired and liabilities assumed (in thousands):

Brigham fair values:
Current assets	$106,137
Unproved oil and gas properties	1,576,644
Proved oil and gas properties	826,843
Property and equipment	1,930
Other long-term assets	7,085
Current liabilities	(23,134)
Long-term debt	(73,000)
Deferred tax liabilities	(248,753)
Other long-term liabilities	(7,258)

Total consideration and fair value	$2,166,494

B.

Represents the impact of one-time, nonrecurring transaction costs associated with the Transactions. These transaction costs are based on preliminary estimates, and the final amounts and the resulting effect on Sitio’s financial position may differ significantly. These incremental costs are not yet reflected in the historical September 30, 2022 unaudited consolidated balance sheets of Brigham and Sitio, but are reflected in the unaudited pro forma condensed consolidated combined balance sheet as an increase to accounts payable and accrued expenses as they will be expensed by Brigham and Sitio as incurred.

C.

The historical financial statements of New Sitio following the mergers will be those of Sitio. As such, the adjustments represent: (i) the elimination of Brigham’s historical equity; and (ii) the retroactive restatement (recapitalization) of Brigham’s equity structure to reflect that of Sitio subsequent to the Transactions. Interests attributable to shares of New Sitio Class C Common Stock and Opco LP Units will be classified as temporary equity in New Sitio due to the cash redemption features of these instruments and as the holders of New Sitio Class C Common Stock are expected to control a majority of the votes of the board of directors through ownership of a majority of the voting stock, which allows the holders of New Sitio Class C Common Stock to effectively control the determination of whether a redemption of New Sitio Class C Common Stock and Opco LP Units would be settled in shares of New Sitio Class A Common Stock or an equivalent amount of cash.

D.

Represents the increase in net assets as a result of the purchase price allocation, allocated between temporary equity and additional paid in capital, based on the percentage ownership split between holders of New Sitio Class A Common Stock and New Sitio Class C Common Stock expected to be issued to Brigham stockholders in the mergers, less the par value of New Sitio Class A Common Stock and New Sitio Class C Common Stock issued in the mergers as shown below.

Post-Exchange
New Sitio Class A Common Stock	63,603,347
Par value of new Class A Shares ($0.0001 per share)	$6,360
New Sitio Class C Common Stock	7,104,684
Par value of new Class C Shares ($0.0001 per share)	$710

The increase in net assets as a result of the purchase price allocation, which can be attributed shares of New Sitio Class C Common Stock will be classified into temporary equity due to the cash redemption features of the New Sitio Class C Common Stock and Opco LP Units; the increase allocable to New Sitio Class A Common Stock will be classified to additional paid in capital. Below is the pro forma ownership of New Sitio after giving effect to the Transactions, as well as the ownership by share class.

	Shares at Closing	Shares at Closing (after giving effect to the Exchange)	Percent Ownership
Brigham Stockholders — Class A	56,137,112	63,603,347	41%
Brigham Stockholders — Class C	6,270,684	7,104,684	5%

Total Brigham Stockholders	62,407,796	70,708,031	46%

Sitio Stockholders — Class A	12,706,082	12,706,082	8%
Sitio Stockholders — Class C	71,134,752	71,134,752	46%

Total Sitio Stockholders	83,840,834	83,840,834	54%

Total Shares	146,248,630	154,548,865	100%

Total Class A Shares	68,843,194	76,309,429	49%
Total Class C Shares	77,405,436	78,239,436	51%

3.	Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations

Desert Peak Adjustments

A.	Reflects oil and gas operations of properties acquired in the Chambers Acquisition.

B.	Reflects the historical statement of operations of certain oil and gas properties acquired in the Rock Ridge Acquisition.

C.	Reflects the historical statement of revenues and direct operating expenses of certain oil and gas properties acquired in the Source Acquisition.

Falcon Merger Transaction Adjustments

D.	Reflects the elimination of revenues and operating expenses included in the results of operations of KMF related to the water business of KMF and KMF Water, LLC that will not be included in New Sitio.

E.

Reflects the elimination of the commodity derivative losses associated with the Rock Ridge Acquisition. In accordance with the terms of the related purchase and sale agreement, the seller was obligated to terminate the derivative contracts prior to the closing of the Rock Ridge Acquisition.

F.

Represents the impact of one-time, nonrecurring transaction costs associated with the Falcon Merger. The majority of these incremental costs were reflected in the historical consolidated statements of operations of Falcon and Sitio for the nine months ended September 30, 2022 but are reflected in the unaudited pro forma condensed consolidated statement of operations as an increase to general and administrative expense as they are expensed by Falcon and Sitio as incurred.

G.

Represents the grant and vesting of one-time restricted stock units to certain of Sitio’s executive officers and employees in connection with the Falcon Merger under Sitio’s Long Term Incentive Plan. Such restricted stock units have been granted on June 7, 2022 and vest on June 7, 2023, but for purposes of the unaudited pro forma financial statements were reflected to have been granted and vested in 2021.

H.

Reflects the pro forma impact to depletion expense associated with the change in fair value adjustment to oil and gas properties as a result of the Falcon Merger, Chambers Acquisition, Rock Ridge Acquisition and Source Acquisition. Pro forma depletion expense was calculated on a consolidated basis as though all such properties were owned for the entire period. This number was then offset by the historical depletion expense related to Falcon, KMF and the Rock Ridge Acquisition presented in the Falcon, KMF and Rock Ridge Acquisition columns, respectively, in the pro forma statement of operations, and the remaining amount was included as an Acquisition Adjustment on the face of the pro forma statement of operations. There is no historical depletion expense related to the Chambers Acquisition or Source Acquisition. The adjustment reflected under Transaction Adjustments was calculated using the units-of-production method under the successful efforts method of accounting (in thousands).

For the nine months ended September 30, 2022

Depletion expense related to the fair value of the oil and gas properties of Sitio and those acquired in the Chambers Acquisition, Rock Ridge Acquisition and Source Acquisition	$54,057
Less KMF historical depletion expense	(66,814)

Sitio Predecessor Transaction Adjustments to depletion expense	$(12,757)

Depletion expense related to the fair value of the oil and gas properties of Falcon	$23,526
Less Falcon historical depletion expense	(6,450)

Transaction Adjustments to depletion expense	$17,076

For the year ended December 31, 2021

Depletion expense related to the fair value of the oil and gas properties of KMF and those acquired in the Chambers Acquisition, Rock Ridge Acquisition and Source Acquisition	$57,041
Less KMF historical depletion expense	(40,318)
Less Rock Ridge historical depletion expense	(3,353)

Sitio Predecessor Transaction Adjustments to depletion expense	$13,370

Depletion expense related to the fair value of the oil and gas properties of Falcon	$17,240
Less Falcon historical depletion expense	(15,233)

Transaction Adjustments to depletion expense	$2,007

I.

Reflects the management fee expenses of KMF (the Sitio Predecessor) that were paid as compensation for services rendered in the management of the partnership. The management fee expenses represent the charge for managing the investment fund and did not include general and administrative expenses related to operating the business. The administrative expenses incurred by and reimbursed to management are presented in the general and administrative line item on the consolidated statement of operations. While a pro forma adjustment has not been made to eliminate the management fee expenses, Sitio no longer incurs any management fees after completion of the Falcon Merger.

J.	Reflects a pro forma adjustment to reclassify lease bonus and other income and commodity derivatives losses of Falcon to conform to Sitio’s presentation.

K.

Reflects estimated income tax provision associated with Sitio’s historical results of operations assuming its earnings had been subject to federal and state income tax as a subchapter C corporation using a blended statutory rate of 23% for the period noted. This rate is inclusive of U.S. federal and state taxes. The calculation of future net income tax expense is performed on a year-by-year basis by taking into account each year’s projected revenues, operating expenses, depreciation, depletion, and other factors in arriving at each year’s tax outflow. As such, the effective rate utilized in this calculation can differ from the blended statutory rate.

L.

Reflects the elimination of net income attributable to non-controlling interest of KMF (the Sitio Predecessor), Falcon, and Brigham historical consolidated financial statements, as the non-controlling interest will not exist subsequent to the Transactions. Also reflects the elimination of net income attributable to the Sitio Predecessor. In addition, management estimated the net income attributable to the New Sitio Class C Common Stock that will be classified as temporary equity on New Sitio’s consolidated balance sheet subsequent to the Transactions.

M.

Reflects basic and diluted earnings (loss) per common shares of New Sitio Class A Common Stock as shown below for the applicable period, computed using the two-class method (in thousands, except per share data):

For the nine months ended September 30, 2022

Numerator:
Net income attributable to Class A stockholders	$119,313
Less: Earnings allocated to participating securities	(924)

Net income attributable to Class A stockholders — basic	$118,389

Plus: Net income attributable to temporary equity(1)	—
Net income attributable to Class A stockholders — diluted	$118,389

Denominator(1):
Weighted average shares outstanding — basic	76,309
Effect of dilutive securities(1)	—

Weighted average shares outstanding — diluted	76,309

Net income per common share — basic	$1.55
Net income per common share — diluted	$1.55

(1)	For the nine months ended September 30, 2022, Class C common stock was not included in the calculation of diluted earnings per share as the effect would have been antidilutive.

For the year ended December 31, 2021

Numerator:
Net loss attributable to Class A stockholders	$(5,993)
Less: Earnings allocated to participating securities	(1,027)

Net (loss) attributable to Class A stockholders — basic	$(7,020)

Plus: Net (loss) attributable to temporary equity(1)	—
Net (loss) attributable to Class A stockholders — diluted	$(7,020)

Denominator(1):
Weighted average shares outstanding — basic	76,309
Effect of dilutive securities(1)	—

Weighted average shares outstanding — diluted	76,309

Net loss per common share — basic	$(0.09)
Net loss per common share — diluted	$(0.09)

(1)	For the year ended December 31, 2021, Class C common stock was not included in the calculation of diluted loss per share as the effect would have been antidilutive.

Transaction Adjustments

N.

Reflects the pro forma impact to depletion expense associated with the change in fair value adjustment to oil and gas properties as a result of the merger agreement. Pro forma depletion expense was calculated on a consolidated basis as though all such properties were owned for the entire period. This number was then offset by the historical depletion expense related to Brigham as presented in the in the Brigham historical column in the pro forma statement of operations, and the remaining amount was included as an Acquisition Adjustment on the face of the pro forma statement of operations. The adjustment reflected under Transaction Adjustments was calculated using the units-of-production method under the successful efforts method of accounting (in thousands).

For the nine months ended September 30, 2022

Depletion expense related to the fair value of the oil and gas properties of Brigham	$69,365
Less Brigham historical depletion expense	(40,378)

Transaction Adjustments to depletion expense	$28,987

For the year ended December 31, 2021

Depletion expense related to the fair value of the oil and gas properties of Brigham	$85,077
Less Brigham historical depletion expense	(36,446)

Transaction Adjustments to depletion expense	$48,631

O.

Represents adjustments to conform general and administrative expenses that were previously capitalized by Brigham under the full cost method of accounting to the respective expense line items based on Sitio’s presentation under the successful efforts method of accounting.

P.

Represents the impact of one-time, nonrecurring transaction costs associated with the Transactions. These transaction costs are based on preliminary estimates, and the final amounts and the resulting effect on New Sitio’s financial position may differ significantly. These incremental costs are not yet reflected in the historical consolidated statements of operations of Brigham and Sitio for the nine months ended September 30, 2022 and for the year ended December 31, 2021, but are reflected in the unaudited pro forma condensed consolidated statement of operations as an increase to general and administrative expense as they will be expensed by Brigham and Sitio as incurred.

4.	Supplementary Disclosure of Oil and Natural Gas Operations

The following tables present the estimated pro forma proved reserve information as of December 31, 2021, along with a summary of changes in quantities of remaining proved reserves during the year ended December 31, 2021.

The following estimated pro forma reserve information is not necessarily indicative of the results that might have occurred had the Transactions been completed on December 31, 2021 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those described under “Risk Factors.”

	Balance, December 31, 2020	Revisions	Extensions	Acquisition of reserves	Divestiture of reserves	Production	Balance, December 31, 2021
Kimmeridge Mineral Fund, LP
Oil (MBbls)	5,075	180	610	7,240	—	(1,261)	11,844
Natural Gas (MMcf)	23,402	6,531	1,991	19,165	—	(4,746)	46,343
Natural Gas Liquids (MBbls)	2,825	405	216	2,076	—	(499)	5,023

Total (MBOE)	11,800	1,674	1,158	12,511	—	(2,551)	24,592

Chambers Acquisition
Oil (MBbls)	775	(5)	—	—	(713)	(57)	—
Natural Gas (MMcf)	2,694	(447)	—	—	(2,108)	(139)	—
Natural Gas Liquids (MBbls)	326	48	—	—	(349)	(25)	—

Total (MBOE)	1,550	(32)	—	—	(1,413)	(105)	—

Rock Ridge Acquisition
Oil (MBbls)	3,564	(1,781)	—	—	(1,620)	(163)	—
Natural Gas (MMcf)	8,132	(3,551)	—	—	(4,095)	(486)	—
Natural Gas Liquids (MBbls)	1,325	(834)	—	—	(438)	(53)	—

Total (MBOE)	6,244	(3,207)	—	—	(2,740)	(297)	—

Source Acquisition
Oil (MBbls)	1,515	347	—	—	(1,585)	(277)	—
Natural Gas (MMcf)	4,033	847	—	—	(4,423)	(457)	—
Natural Gas Liquids (MBbls)	359	69	—	—	(394)	(34)	—

Total (MBOE)	2,546	557	—	—	(2,716)	(387)	—

Falcon Minerals Corporation
Oil (MBbls)	9,742	(1,571)	326	22	—	(756)	7,763
Natural Gas (MMcf)	48,536	(3,109)	1,777	34	—	(3,801)	43,437
Natural Gas Liquids (MBbls)	2,186	159	122	5	—	(230)	2,242

Total (MBOE)	20,017	(1,930)	744	33	—	(1,620)	17,245

Brigham Minerals, Inc.
Oil (MBbls)	13,200	1,053	1,666	2,739	(71)	(1,677)	16,910
Natural Gas (MMcf)	43,644	10,107	4,404	14,683	(780)	(5,886)	66,172
Natural Gas Liquids (MBbls)	4,590	1,706	623	1,662	(73)	(642)	7,866

Total (MBOE)	25,063	4,444	3,024	6,849	(275)	(3,300)	35,805

Pro Forma
Oil (MBbls)	33,871	(1,777)	2,602	10,001	(3,989)	(4,191)	36,517
Natural Gas (MMcf)	130,441	10,378	8,172	33,882	(11,406)	(15,515)	155,952
Natural Gas Liquids (MBbls)	11,611	1,553	961	3,743	(1,254)	(1,483)	15,131

Total (MBOE)	67,220	1,506	4,926	19,393	(7,144)	(8,260)	77,642

	Proved Developed and Undeveloped Reserves
	Developed as of December 31, 2020	Undeveloped as of December 31, 2020	Balance, December 31, 2020	Developed as of December 31, 2021	Undeveloped as of December 31, 2021	Balance, December 31, 2021
Kimmeridge Mineral Fund, LP
Oil (MBbls)	3,731	1,344	5,075	9,285	2,559	11,844
Natural Gas (MMcf)	19,505	3,897	23,402	40,747	5,596	46,343
Natural Gas Liquids (MBbls)	2,352	473	2,825	4,417	606	5,023

Total (MBOE)	9,334	2,467	11,800	20,494	4,098	24,592

Chambers Acquisition
Oil (MBbls)	596	179	775	—	—	—
Natural Gas (MMcf)	2,088	606	2,694	—	—	—
Natural Gas Liquids (MBbls)	253	73	326	—	—	—

Total (MBOE)	1,196	354	1,550	—	—	—

Rock Ridge Acquisition
Oil (MBbls)	1,469	2,095	3,564	—	—	—
Natural Gas (MMcf)	3,723	4,409	8,132	—	—	—
Natural Gas Liquids (MBbls)	599	726	1,325	—	—	—

Total (MBOE)	2,688	3,556	6,244	—	—	—

Source Acquisition
Oil (MBbls)	1,060	455	1,515	—	—	—
Natural Gas (MMcf)	3,244	789	4,033	—	—	—
Natural Gas Liquids (MBbls)	289	70	359	—	—	—

Total (MBOE)	1,890	656	2,546	—	—	—

Falcon Minerals Corporation
Oil (MBbls)	3,291	6,451	9,742	2,738	5,025	7,763
Natural Gas (MMcf)	19,755	28,781	48,536	19,098	24,339	43,437
Natural Gas Liquids (MBbls)	1,164	1,022	2,186	1,183	1,059	2,242

Total (MBOE)	7,747	12,270	20,017	7,104	10,141	17,245

Brigham Minerals, Inc.
Oil (MBbls)	9,403	3,797	13,200	13,148	3,762	16,910
Natural Gas (MMcf)	31,873	11,771	43,644	56,372	9,800	66,172
Natural Gas Liquids (MBbls)	3,426	1,164	4,590	6,367	1,499	7,866

Total (MBOE)	18,141	6,922	25,063	28,911	6,894	35,805

Pro Forma
Oil (MBbls)	19,550	14,321	33,871	25,171	11,346	36,517
Natural Gas (MMcf)	80,188	50,253	130,441	116,217	39,735	155,952
Natural Gas Liquids (MBbls)	8,083	3,528	11,611	11,967	3,164	15,131

Total (MBOE)	40,996	26,225	67,220	56,509	21,133	77,642

Standardized Measure of Discounted Future Cash Flows

The following pro forma standardized measure of the discounted net future cash flows and changes applicable to KMF’s proved reserves reflect the effect of income taxes assuming KMF’s standardized measure had been subject to federal and state income tax as a subchapter C corporation. The future cash flows are discounted at 10% per year and assume continuation of existing economic conditions.

The standardized measure of discounted future net cash flows, in management’s opinion, should be examined with caution. The basis for this table is the reserve studies audited by independent petroleum engineering consultants, which contain imprecise estimates of quantities and rates of production of reserves. Revisions of previous year estimates can have a significant impact on these results. Also, estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties. Accordingly, these estimates are expected to change as future information becomes available. Therefore, the standardized measure of discounted future net cash flows is not necessarily indicative of the fair value of KMF’s proved oil and natural gas properties.

The data presented should not be viewed as representing the expected cash flows from or current value of existing proved reserves since the computations are based on a large number of estimates and assumptions. Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions. Actual future prices and costs are likely to be substantially different from the prices and costs utilized in the computation of reported amounts.

The pro forma standardized measure of discounted estimated future net cash flows was as follows as of December 31, 2021 (in thousands):

	KIMMERIDGE MINERAL FUND, LP	FALCON MINERALS CORPORATION	BRIGHAM MINERALS, INC.	CORPORATE REORGANIZATION	PRO FORMA
Future oil and natural gas sales	$1,068,652	$708,450	$1,512,784	$—	$3,289,886
Future production costs	(90,137)	(51,256)	(109,849)	—	(251,242)
Future income tax expense	(5,302)	(42,787)	(214,311)	(35,505)	(297,905)

Future net cash flows	973,213	614,407	1,188,624	(35,505)	2,740,739

10% annual discount	(437,910)	(267,005)	(549,768)	15,542	(1,239,141)

Standardized measure of discounted future net cash flows	$535,303	$347,402	$638,856	$(19,963)	$1,501,598

Pro forma income tax expense is calculated using the estimated statutory rate of 23%. The pro forma future income tax expense, as calculated, is lower than the statutory rate due to the tax basis related to the acquired properties.

The change in the pro forma standardized measure of discounted estimated future net cash flows were as follows for the year ended December 31, 2021 (in thousands):

	KIMMERIDGE MINERAL FUND, LP	CHAMBERS ACQUISITION	ROCK RIDGE ACQUISITION	SOURCE ACQUISITION	FALCON MINERALS CORPORATION	BRIGHAM MINERALS, INC.	CORPORATE REORGANIZATION	PRO FORMA
Balance at the beginning of the period	$123,559	$17,838	$72,639	$39,965	$251,812	$270,768	$—	$776,581
Net change in prices and production costs	119,993	12,877	35,964	28,437	186,943	268,687	—	652,901
Sales, net of production costs	(111,691)	(3,858)	(10,054)	(18,437)	(65,181)	(140,561)	—	(349,782)
Extensions and discoveries	29,853	—	—	—	15,048	74,305	—	119,206
Acquisitions of reserves	326,192	—	—	—	1,026	151,547	—	478,765
Divestiture of reserves	—	(30,424)	(68,318)	(69,721)	—	(2,375)	—	(170,838)
Revisions of previous quantity estimates	43,843	—	—	—	(29,572)	106,664	—	120,935
Net change in income taxes	(2,205)	—	—	—	(20,810)	(87,960)	(19,963)	(130,938)
Accretion of discount	12,426	1,784	7,264	3,997	25,553	23,763	—	74,787
Changes in timing and other	(6,667)	1,783	(37,495)	15,759	(17,417)	(25,982)	—	(70,019)

Balance at the end of the period	$535,303	$—	$—	$—	$347,402	$638,856	$(19,963)	$1,501,598

COMPARATIVE PER SHARE MARKET PRICE INFORMATION

The following table sets forth the closing price per share of Sitio Class A Common Stock and Brigham Class A Common Stock, in each case, as reported on the NYSE on September 2, 2022, the last trading day prior to public announcement of the mergers by Sitio and Brigham, and on November 22, 2022, the most recent practicable trading day prior to the date of this consent solicitation statement/proxy statement/prospectus for which this information was available. The table also shows the implied value of the merger consideration for each share of Brigham Class A Common Stock as of the same dates. This implied value was calculated by multiplying the closing price of a share of Sitio Class A Common Stock on the relevant date by the exchange ratio.

Date	Sitio Class A Common Stock	Brigham Class A Common Stock	Implied Per Share Value of the Merger Consideration
September 2, 2022	$25.22	$29.40	$28.57
November 22, 2022	$31.88	$35.43	$36.12

The market prices of shares of Sitio Class A Common Stock and Brigham Class A Common Stock have fluctuated since the date of the announcement of the mergers and may continue to fluctuate from the date of this consent solicitation statement/proxy statement/prospectus to the Sitio consent deadline, the date of the Brigham special meeting and the date the mergers are completed. No assurance can be given concerning the market prices of shares of Sitio Class A Common Stock and shares of Brigham Class A Common Stock before completion of the mergers or shares of New Sitio Common Stock after completion of the mergers. The exchange ratio is fixed at 1.133 in the merger agreement, but the market price of shares of New Sitio Class A Common Stock (and therefore the value of the merger consideration) when received by Brigham stockholders at the First Effective Time could be greater than, less than or the same as shown in the table above. Accordingly, these comparisons may not provide meaningful information to Sitio stockholders and Brigham stockholders in determining how to vote with respect to the proposals described in this consent solicitation statement/proxy statement/prospectus. Sitio stockholders and Brigham stockholders are advised to obtain current market quotations for Sitio Class A Common Stock and Brigham Class A Common Stock and to review carefully the other information contained in this consent solicitation statement/proxy statement/prospectus or incorporated by reference into this consent solicitation statement/proxy statement/prospectus. For more information, see the section entitled “Where You Can Find More Information” beginning on page 189 of this consent solicitation statement/proxy statement/prospectus.

RISK FACTORS

In addition to the other information contained in or incorporated by reference into this consent solicitation statement/proxy statement/prospectus, you should consider carefully the following risk factors, including the matters addressed under the caption “Cautionary Statement Regarding Forward-Looking Statements.” You should also read and consider the risks associated with the business of Sitio and the risks associated with the business of Brigham because these risks will also affect New Sitio. The risks associated with the business of Sitio can be found in the Sitio Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Sitio Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, which are incorporated by reference into this consent solicitation statement/proxy statement/prospectus. The risks associated with the business of Brigham can be found in Brigham’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, which are filed with the SEC and incorporated by reference into this consent solicitation statement/proxy statement/prospectus. See the section titled “Where You Can Find More Information.”

Risks Relating to the Mergers

Because the exchange ratio is fixed and will not be adjusted in the event of any change in either Sitio’s stock price or Brigham’s stock price, the value of the shares of New Sitio is uncertain.

Upon completion of the Pubco Mergers, (i) each issued and outstanding share of Brigham Class A Common Stock will be converted into the right to receive 1.133 fully-paid and nonassessable shares of New Sitio Class A Common Stock, (ii) each issued and outstanding share of Brigham Class B Common Stock will be converted into the right to receive 1.133 fully-paid and nonassessable shares of New Sitio Class C Common Stock, (iii) each issued and outstanding share of Sitio Class A Common Stock will be converted into one share of New Sitio Class A Common Stock and (iv) each issued and outstanding share of Sitio Class C Common Stock will be converted into one share of New Sitio Class C Common Stock, in each case, excluding shares owned by Sitio, Brigham or any wholly owned subsidiary of Sitio or Brigham and, to the extent applicable, shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the DGCL. Upon completion of the Opco Merger, each issued and outstanding Opco LLC Unit will be converted into the right to receive 1.133 Opco LP Units. These exchange ratios are fixed and will not be adjusted for changes in the market value of the Sitio Common Stock or the Brigham Common Stock. No fractional shares of New Sitio Common Stock or Opco LP Units will be issued in connection with the mergers. Instead, a stockholder of Brigham who otherwise would have received a fractional New Sitio share will be entitled to receive, from the exchange agent appointed by New Sitio pursuant to the merger agreement, a cash payment in lieu of such fractional shares in accordance with the terms of the merger agreement.

The market prices of Sitio Class A Common Stock and Brigham Class A Common Stock have fluctuated since the date of the announcement of the merger agreement and will continue to fluctuate from the date of this consent solicitation statement/proxy statement/prospectus to the date of the Brigham special meeting and the date the mergers are consummated. The market price of New Sitio Common Stock may continue to fluctuate thereafter.

Because the value of the merger consideration for the holders of Brigham Common Stock will depend on the market price of Sitio Common Stock at the time the mergers are completed, holders of Brigham Common Stock will not know or be able to determine at the time of the Brigham special meeting the market value of the merger consideration they would receive upon completion of the mergers.

Stock price changes may result from a variety of factors, including, among others:

•	general market and economic conditions;

•	changes in Sitio and Brigham’s respective businesses, operations and prospects;

•	market assessments of the likelihood that the mergers will be completed;

•

interest rates, general market, industry, economic and geopolitical conditions, including the impact of continued inflation and associated changes in monetary policy, and other factors generally affecting the respective prices of Sitio Class A Common Stock and the Brigham Class A Common Stock;

•	federal, state and local legislation, governmental regulation and legal developments in Sitio’s and Brigham’s businesses; and

•	the timing of the mergers and regulatory considerations.

Many of these factors are beyond Sitio’s and Brigham’s control, and neither Sitio or Brigham are permitted to terminate the merger agreement solely due to a decline in the market price of the other party. You are urged to obtain current market quotations for Sitio Class A Common Stock and Brigham Class A Common Stock in determining whether to vote for adoption of the merger agreement.

Sitio stockholders and Brigham stockholders will each have reduced ownership over New Sitio.

Upon consummation of the mergers, each Sitio stockholder and each Brigham stockholder will become a stockholder of New Sitio, with a percentage ownership of New Sitio that is smaller than such stockholder’s percentage ownership of Sitio or Brigham, as applicable, immediately prior to the mergers. Accordingly, Sitio stockholders and Brigham stockholders will have less ownership of New Sitio than they now have of Sitio or Brigham, as applicable.

Until the completion of the mergers or the termination of the merger agreement in accordance with its terms, Sitio and Brigham are each prohibited from entering into certain transactions and taking certain actions that might otherwise be beneficial to Sitio or Brigham and their respective stockholders.

After the date of the merger agreement and prior to the effective times of the mergers, the merger agreement restricts Sitio and Brigham from taking specified actions without the written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed) and requires that the business of each of Sitio and Brigham and their respective subsidiaries be conducted in all material respects in the ordinary course of business consistent with past practice. These restrictions may prevent Sitio or Brigham from making appropriate changes to their respective businesses or organizational structures or from pursuing attractive business opportunities that may arise prior to the completion of the mergers and could have the effect of delaying or preventing other strategic transactions. Adverse effects arising from the pendency of the mergers could be exacerbated by any delays in consummation of the mergers or termination of the merger agreement. See the section of this consent solicitation statement/proxy statement/prospectus titled “The Merger Agreement—Conduct of Business of Sitio and Brigham Prior to Completion of the Mergers” beginning on page 115.

There are a number of required approvals and other Closing conditions in addition to stockholder approvals, including regulatory approvals, which may prevent or delay completion of the mergers.

The mergers are subject to a number of conditions to Closing as specified in the merger agreement. These Closing conditions include, among others, (i) the receipt of the required approvals from Sitio’s and Brigham’s respective stockholders; (ii) the expiration or termination of the applicable waiting period under the HSR Act (the waiting periods under the HSR Act expired on November 4, 2022) (see the section of this consent solicitation statement/proxy statement/prospectus titled “The Mergers—Regulatory Approvals” beginning on page 101 for more information on the authorizations, consents, orders and approvals of, or declarations and filings with these governmental authorities); (iii) the absence of any governmental order or law that makes consummation of the mergers illegal or otherwise prohibited; (iv) New Sitio’s registration statement on Form S-4, of which this consent solicitation statement/proxy statement/prospectus forms a part, having been declared effective by the SEC under the Securities Act; (v) the shares of New Sitio Class A Common Stock issuable in connection with the Merger having been authorized for listing on the NYSE, subject to official notice of issuance; (vi) the accuracy of the representations and warranties of the other party to the extent required under the merger agreement; (vii) the compliance with, in all material respects, each of the covenants and agreements the other party is required to comply with or perform at or prior to the effective times of the mergers; (viii) since the date of the merger agreement there must not have occurred any event, circumstance, development, change, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, material adverse effect with respect to the other party; (ix) the issuance of a certificate signed by an executive officer of the other party confirming the conditions in prongs (vi) through (viii) has been satisfied; and (x) the receipt of an opinion from Davis Polk & Wardwell LLP by Sitio (or, if Davis Polk & Wardwell LLP is unable or unwilling to issue such an opinion, from another nationally recognized law firm reasonably acceptable to Sitio) and the receipt of an opinion from Vinson & Elkins LLP by Brigham (or, if Vinson & Elkins LLP is unable or unwilling to issue such an opinion, from another nationally recognized law firm reasonably acceptable to Brigham), to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code with respect to each of the parties to the reorganization or (ii) the transfer of the stock of Sitio and the stock of Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code.

No assurance can be given that the required stockholder consents and approvals will be obtained or that the required conditions to Closing will be satisfied, and, if all required consents and approvals are obtained and the conditions are satisfied, no assurance can be given as to the terms, conditions and timing of the consents and approvals. Any delay in completing the mergers could cause New Sitio not to realize, or to be delayed in realizing, some or all of the benefits that Sitio and Brigham expect to achieve if the mergers are successfully completed within their expected time frame. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the mergers, see the section of this consent solicitation statement/proxy statement/prospectus titled “The Merger Agreement—Conditions to Completion of the Mergers” beginning on page 127.

The mergers, including uncertainty regarding the mergers, may cause third parties to delay or defer decisions concerning Sitio and Brigham and could adversely affect each company’s ability to effectively manage their respective businesses.

The mergers will happen only if the stated conditions are met, including the approval of the merger agreement by Sitio’s and Brigham’s respective stockholders, among other conditions. Many of the conditions are outside the control of Sitio and Brigham, and both parties also have certain rights to terminate the merger agreement. Accordingly, there may be uncertainty regarding the completion of the mergers. This uncertainty may cause others that deal with Sitio and Brigham to delay or defer entering into contracts with Sitio and Brigham or making other decisions concerning Sitio and Brigham or seek to change or cancel existing business relationships with Sitio or Brigham, which could negatively affect their respective businesses. Any delay or deferral of those decisions or changes in existing agreements could have a material adverse effect on the respective businesses of Sitio and Brigham, regardless of whether the mergers are ultimately completed.

In addition, the merger agreement restricts Sitio, Brigham and their respective subsidiaries from entering into certain transactions and taking other specified actions until the mergers occur without the consent of the other parties (such consent not to be unreasonably withheld, conditioned or delayed). These restrictions may prevent Sitio and Brigham from pursuing attractive business opportunities or strategic transactions that may arise prior to the completion of the mergers. See the section of this consent solicitation statement/proxy statement/prospectus titled “The Merger Agreement—Conduct of Business of Sitio and Brigham Prior to Completion of the Mergers” beginning on page 115 for a description of the restrictive covenants to which each of Sitio and Brigham is subject.

Failure to attract, motivate and retain executives and other key employees could diminish the anticipated benefits of the mergers.

The success of the mergers will depend in part on the retention of personnel critical to the business and operations of New Sitio due to, for example, their technical skills or management expertise. Competition for qualified personnel can be intense.

Current and prospective employees of Sitio and Brigham may experience uncertainty about their future role with Sitio and Brigham until strategies with regard to these employees are announced or executed, which may impair Sitio’s and Brigham’s ability to attract, retain and motivate key personnel prior to and following the mergers. Employee retention may be particularly challenging during the pendency of the mergers, as employees of Sitio and Brigham may experience uncertainty about their future roles with New Sitio. If Sitio and Brigham are unable to retain personnel, Sitio and Brigham could face disruptions in their operations, loss of existing business partners, loss of key information, expertise or know-how, and unanticipated additional recruitment and training costs. In addition, the loss of key personnel could diminish the anticipated benefits of the mergers.

If key employees of Sitio or Brigham depart, New Sitio may have to incur significant costs in identifying, hiring and retaining replacements for departing employees and may lose significant expertise and talent relating to the business of each of Sitio or Brigham, and New Sitio’s ability to realize the anticipated benefits of the mergers may be adversely affected. In addition, there could be disruptions to or distractions for the workforce and management associated with integrating employees into New Sitio. Accordingly, no assurance can be given that New Sitio will be able to attract or retain key employees of Sitio or Brigham to the same extent that those companies have been able to attract or retain their own employees in the past.

The merger agreement may be terminated in accordance with its terms and the mergers may not be consummated.

The merger agreement contains certain termination rights for each of Sitio and Brigham, including, among other rights, the right to terminate (i) by mutual written consent of Sitio and Brigham, (ii) by either Sitio or Brigham, if (A) the Closing has not occurred on or before 5:00 p.m. Houston, Texas time on June 6, 2023, (B) the other party breaches any of their respective representations or warranties or if such party fails to perform their respective covenants such that certain conditions to Closing cannot be satisfied, and the breach or breaches of such representations or warranties or the failure to perform such covenant, as applicable, is not cured or cannot be cured in accordance with the terms of the merger agreement or (C) approval of the merger agreement by Brigham’s stockholders has not been obtained upon a vote held at a duly-held Brigham stockholders meeting, or at any adjournment or postponement thereof, (iii) by Sitio, in the event of a Brigham change of recommendation, upon which Brigham will be required to pay Sitio the Brigham Termination Fee, and (iv) by Brigham, in order to enter into a definitive agreement with respect to a superior proposal, upon which Brigham will be required to pay Sitio the Brigham Termination Fee.

In the event the merger agreement is terminated by either Sitio or Brigham due to a breach of the other party’s representations, warranties or covenants or inaccuracy of such party’s representations such that certain conditions to Closing cannot be satisfied and, in each case, such breach is not cured in accordance with the terms of the merger agreement, and (i) an alternative proposal has been made prior to such termination and (ii) the breaching party enters into a definitive agreement with respect to any alternative transaction within six months after the date of such termination involving more than 50% of the breaching party’s equity or assets, then the breaching party will be required to pay the non-breaching party a termination fee. Under these circumstances, if Sitio is the breaching party, then Sitio will be required to pay Brigham the Sitio Termination Fee. If Brigham is the breaching party, then Brigham will be required to pay Sitio the Brigham Termination Fee. See the section of this consent solicitation statement/proxy statement/prospectus titled “The Merger Agreement—Termination of the Merger Agreement” beginning on page 129 and the section of this consent solicitation statement/proxy statement/prospectus titled “The Merger Agreement—Expenses and Termination Fees” beginning on page 130 for a more complete discussion of the circumstances under which the merger agreement could be terminated and when a termination fee may be payable by Sitio or Brigham.

The termination of the merger agreement could negatively impact Sitio and Brigham.

If the mergers are not completed for any reason, the ongoing businesses of Sitio and Brigham may be adversely affected and, without realizing any of the anticipated benefits of having completed the mergers, Sitio and Brigham would be subject to a number of risks, including the following:

•	each company may experience negative reactions from the financial markets, including negative impacts on its stock or share price;

•	each company may experience negative reactions from its business partners, regulators and employees;

•	each company will be required to pay certain legal, financing and accounting costs and associated fees and expenses relating to the mergers, whether or not the mergers are completed; and

•

matters relating to the mergers require substantial commitments of time and resources by Sitio’s management and Brigham’s management, which would otherwise have been devoted to day-to-day operations and other opportunities that could have been beneficial to Sitio or Brigham, as applicable, as an independent company.

The directors and executive officers of Sitio and Brigham have interests and arrangements that may be different from, or in addition to, those of Sitio stockholders and Brigham stockholders generally.

When considering the recommendations of the Sitio Board or the Brigham Board, as applicable, with respect to the proposals described in this consent solicitation statement/proxy statement/prospectus, Sitio stockholders and Brigham stockholders should be aware that the directors and executive officers of each of Sitio and Brigham may have interests in the mergers and have arrangements that are different from, or in addition to, those of Sitio stockholders and Brigham stockholders generally. These interests and arrangements include the continued employment of certain executive officers of Sitio, and potential employment of certain executive officers of Brigham, by New Sitio or its subsidiaries, the continued service of certain independent directors of Sitio and Brigham as directors of New Sitio or its subsidiaries, the treatment in the mergers of outstanding equity, other equity-based and incentive awards, other compensation and benefit arrangements and the right to continued indemnification and insurance coverage for former directors and officers of Sitio and Brigham by New Sitio.

Sitio stockholders and Brigham stockholders should be aware of these interests when they consider the recommendations of the respective Sitio Board and Brigham Board that they vote to approve and adopt the merger agreement.

The Sitio Board and Brigham Board were aware of these interests and considered these interests, among other matters, when each approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement on the terms and subject to the conditions set forth in the merger agreement and recommended that Sitio stockholders and Brigham stockholders, respectively, approve the merger agreement. The interests of Sitio and Brigham directors and executive officers are described in more detail in the sections of this consent solicitation statement/proxy statement/prospectus titled “The Mergers—Interests of Sitio’s Directors and Executive Officers in the Mergers” beginning on page 92 and “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers” beginning on page 94.

Sitio or Brigham may waive one or more of the Closing conditions without re-soliciting stockholder approval.

Sitio or Brigham may determine to waive, in whole or part, one or more of the conditions of its obligations to consummate the mergers. Sitio and Brigham currently expect to evaluate the materiality of any waiver and its effect on Sitio stockholders or Brigham stockholders, as applicable, in light of the facts and circumstances at the time to determine whether any amendment of this consent solicitation statement/proxy statement/prospectus or any re-solicitation of approval is required in light of any such waiver. Any determination whether to waive any condition to the mergers or as to re-soliciting stockholder approval or amending this consent solicitation statement/proxy statement/prospectus as a result of a waiver will be made by Sitio or Brigham, as applicable, at the time of such waiver based on the facts and circumstances as they exist at that time.

The merger agreement contains provisions that could discourage a potential competing acquirer that might be willing to pay more to acquire or merge with Brigham or Sitio.

The merger agreement contains “no shop” provisions that restrict Brigham’s ability to, among other things (each as described in the section of this consent solicitation statement/proxy statement/prospectus titled “The Merger Agreement—No Solicitation of Competing Proposals” beginning on page 120):

•	initiate, solicit or knowingly encourage the making of or announcement of any Competing Proposal;

•	engage in any discussions or negotiations with any person with respect to a Competing Proposal;

•

furnish any non-public information regarding Brigham or its subsidiaries, or access to the properties, assets or employees of Brigham or its subsidiaries, to any person in connection with or in response to a Competing Proposal;

•	enter into any letter of intent or agreement in principal, or other agreement providing for a Competing Proposal;

•	waive or release any person from, forebear in the enforcement of, or amend any standstill agreement or any standstill provisions of any other contract;

•	effectuate any Brigham Board Recommendation Change; or

•

take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations of the State of Delaware, including Section 203, inapplicable to any third party or any Competing Proposal.

Furthermore, there are only limited exceptions to the requirement under the merger agreement that the Brigham Board not withhold, modify or qualify, or propose publicly to withdraw, modify or qualify in a manner adverse to Sitio its recommendation to its stockholders that its stockholders approve and adopt the merger agreement. Although the Brigham Board is permitted to effect a change of recommendation, after complying with certain procedures set forth in the merger agreement, in response to an acquisition proposal if it determines in good faith after consultation with its outside legal counsel (provided that all such non-public information, to the extent that such information has not been previously provided or made available to Sitio, is provided or made available to Sitio prior to or concurrently with the time it is provided or made available to such third party) that the acquisition proposal is a superior proposal (taking into account any adjustment to the terms and conditions of the mergers proposed by Sitio in respect to such acquisition proposal), its doing so would entitle Sitio to terminate the merger agreement and collect the Brigham Termination Fee. For more information, see the sections of this consent solicitation statement/proxy statement/prospectus titled “The Merger Agreement—Termination of the Merger Agreement” beginning on page 129 and “The Merger Agreement—Expenses and Termination Fees” beginning on page 130.

If Brigham terminates the merger agreement due to a breach by Sitio of its covenants thereunder and on or before the date of any such termination a Sitio Competing Proposal has been announced, disclosed or otherwise communicated to the Sitio Board, and within six months after the date of such termination, Sitio enters into a definitive agreement with respect to a Sitio Competing Proposal or consummates a Sitio Competing Proposal (for purposes of this paragraph, any reference in the definition of Sitio Competing Proposal to “25%” will be deemed to be a reference to “more than 50%”), Brigham would be entitled to collect the Sitio Termination Fee. These provisions could discourage a potential competing acquirer from considering or proposing an acquisition or merger, even if it were prepared to pay consideration with a higher value than that implied by the merger consideration, or might result in a potential competing acquirer proposing to pay a lower per share price than it might otherwise have proposed to pay because of the added expense of the termination fee.

Sitio and Brigham will incur significant transaction and merger-related costs in connection with the mergers.

Sitio and Brigham have incurred and expect to incur a number of non-recurring costs associated with the mergers. These costs and expenses include fees paid to financial, legal and accounting advisors, potential employment-related costs, filing fees, printing expenses and other related charges. Some of these costs are payable by Sitio and Brigham regardless of whether the mergers are completed. There are also a large number of processes, policies, procedures, operations, technologies and systems that may or must be integrated in connection with the mergers and the integration of the two companies’ businesses. While both Sitio and Brigham have assumed that a certain level of expenses would be incurred in connection with the mergers and the other transactions contemplated by the merger agreement, there are many factors beyond their control that could affect the total amount or the timing of the integration and implementation expenses.

There may also be additional unanticipated significant costs in connection with the mergers that New Sitio may not recoup. These costs and expenses could reduce the realization of efficiencies, strategic benefits and additional income Sitio and Brigham expect to achieve from the mergers. Although Sitio and Brigham expect that these benefits will offset the transaction expenses and implementation costs over time, this net benefit may not be achieved in the near term or at all.

The New Sitio Common Stock to be received by Brigham stockholders as a result of the mergers will have rights different from the Brigham Common Stock.

Upon consummation of the mergers, the rights of Brigham stockholders holding Brigham Common Stock, who will become stockholders of New Sitio, will be governed by the certificate of incorporation and bylaws of New Sitio. The rights associated with Brigham Class A Common Stock are different from the rights which will be associated with the New Sitio common stock. See the section of this consent solicitation statement/proxy statement/prospectus titled “Comparison of Stockholder Rights and Corporate Governance Matters” beginning on page 164 for a discussion of these rights.

Litigation filed in connection with the mergers could prevent or delay the consummation of the mergers or result in the payment of damages following completion of the mergers.

Lawsuits in connection with the mergers may be filed against Sitio, Opco LP, Brigham, Opco LLC, New Sitio, Brigham Merger Sub, Sitio Merger Sub, Opco Merger Sub and/or their respective directors and officers, which could prevent or delay the consummation of the mergers and result in additional costs to Sitio and Brigham. The ultimate resolution of any pending lawsuit or any potential future lawsuits cannot be predicted with certainty, and an adverse ruling in any such lawsuit may cause the mergers to be delayed or not to be completed, which could cause Sitio and Brigham not to realize some or all of the anticipated benefits of the mergers. The defense or settlement of any lawsuit or claim that remains unresolved at the time the mergers are consummated may adversely affect New Sitio’s business, financial condition, results of operations and cash flows. Sitio and Brigham cannot currently predict the outcome of or reasonably estimate the possible loss or range of loss from any pending lawsuit or any potential future lawsuits or claims.

See the section titled “The Mergers—Legal Proceedings” for more information about litigation related to the mergers that has been commenced prior to the date of this consent solicitation statement/proxy statement/prospectus.

The IRS may successfully challenge the intended tax treatment of the Pubco Mergers, in which case the Pubco Mergers could be taxable to the Sitio stockholders and the Brigham stockholders.

It is a condition to the respective obligations of Sitio and Brigham to complete the Pubco Mergers that each of Sitio and Brigham receive a legal opinion to the effect that either (i) each Pubco Merger should qualify as a

“reorganization” within the meaning of Section 368(a) of the Code with respect to each of the parties to the reorganization or (ii) the transfer of the stock of Sitio and the stock of the Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code. Neither of the opinions described above will be binding on the Internal Revenue Service (the “IRS”) or any court and there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth therein. In the event that the IRS successfully challenges the treatment set forth in the tax opinions, one or both of the Pubco Mergers could be taxable to you. Accordingly, you should consult with your tax advisor with respect to the particular tax consequences of the Pubco Mergers to you, including the consequences of a successful challenge by the IRS.

The financial forecasts are based on various assumptions that may not be realized.

The financial estimates set forth in the forecasts included under the sections “The Mergers—Certain Unaudited Prospective Financial Information—Certain Sitio Unaudited Prospective Financial and Operating Information” and “The Mergers—Certain Unaudited Prospective Financial Information—Certain Brigham Unaudited Prospective Financial and Operating Information” were based on assumptions of, and information available to, Sitio’s management and Brigham’s management, as applicable, when prepared, and these estimates and assumptions are subject to uncertainties, many of which are beyond Sitio’s and Brigham’s control and may not be realized. Many factors mentioned in this consent solicitation statement/proxy statement/prospectus, including the risks outlined in this “Risk Factors” section and the events or circumstances described under “Cautionary Statement Regarding Forward-Looking Statements,” will be important in determining the combined company’s future results. As a result of these contingencies, actual future results may vary materially from Sitio’s and Brigham’s estimates. In view of these uncertainties, the inclusion of financial estimates in this consent solicitation statement/proxy statement/prospectus is not and should not be viewed as a representation that the forecasted results will necessarily reflect actual future results.

Sitio’s and Brigham’s financial estimates were not prepared with a view toward public disclosure, and such financial estimates were not prepared with a view toward compliance with published guidelines of any regulatory or professional body. Further, any forward-looking statement speaks only as of the date on which it is made, and neither Sitio nor Brigham undertakes any obligation, other than as required by applicable law, to update the financial estimates herein to reflect events or circumstances after the date those financial estimates were prepared or to reflect the occurrence of anticipated or unanticipated events or circumstances.

The financial estimates of Sitio and Brigham included in this consent solicitation statement/proxy statement/prospectus have been prepared by, and are the responsibility of, Sitio and Brigham, as applicable. Moreover, neither Sitio’s nor Brigham’s independent accountants, nor any other independent accountants, have compiled, examined or performed any procedures with respect to Sitio’s or Brigham’s prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or achievability thereof, and, accordingly, such independent accountants assume no responsibility for, and disclaim any association with, Sitio’s and Brigham’s prospective financial information. The reports of such independent accountants included or incorporated by reference herein, as applicable, relate exclusively to the historical financial information of the entities named in those reports and do not cover any other information in this consent solicitation statement/proxy statement/prospectus and should not be read to do so. See “The Mergers—Certain Unaudited Prospective Financial Information—Certain Sitio Unaudited Prospective Financial and Operating Information” and “The Mergers—Certain Unaudited Prospective Financial Information—Certain Brigham Unaudited Prospective Financial and Operating Information” for more information.

The opinions of Sitio’s and Brigham’s respective financial advisors will not reflect changes in circumstances between the signing of the merger agreement and the completion of the mergers.

Each of Sitio and Brigham has received opinions from its financial advisors in connection with the signing of the merger agreement, but has not obtained any updated opinion from its financial advisors as of the date of this consent solicitation statement/proxy statement/prospectus. Changes in the operations and prospects of Sitio or Brigham, general market and economic conditions and other factors that may be beyond the control of Sitio or Brigham, and on which the companies’ respective financial advisors’ opinions were based, may significantly alter the value of Sitio or Brigham or the prices of the shares of Sitio Common Stock or Brigham Common Stock by the time the mergers are completed. The opinions do not speak as of the time the mergers will be completed or as of any date other than the date of such opinions. Because neither Sitio nor Brigham currently anticipates asking its financial advisors to update their opinions, the opinions will not address the fairness of the merger consideration from a financial point of view at the time the mergers are completed. The Sitio Board’s recommendation that Sitio stockholders consent to the adoption of the merger agreement and the Brigham Board’s recommendation that Brigham stockholders vote in favor of the Brigham merger proposal and the Brigham compensation proposal, however, are made as of the date of this consent solicitation statement/proxy statement/prospectus.

Holders of Brigham Class A Common Stock are not entitled to appraisal rights in connection with the mergers.

Appraisal rights are statutory rights that enable stockholders to dissent from certain extraordinary transactions, such as certain mergers, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the applicable transaction. Under the DGCL, Brigham Class A stockholders will not have rights to an appraisal of the fair value of their shares in connection with the mergers because they are receiving shares of New Sitio Class A Common Stock and New Sitio Class A Common Stock is expected to be traded on the NYSE at the First Effective Time. However, Brigham Class B stockholders who do not vote in favor of the Brigham merger proposal will be entitled to exercise appraisal rights under the DGCL, solely with respect to their shares of Brigham Class B Common Stock (and not, for the avoidance of doubt, with respect to any shares of Brigham Class A Common Stock or Opco LLC Units held by them), in connection with the mergers if they take certain actions and meet certain conditions. See “Appraisal Rights” for more information about appraisal rights in connection with the mergers.

Completion of the mergers may trigger change in control or other provisions in certain agreements to which Sitio, Brigham or their respective subsidiaries are a party.

The completion of the mergers may trigger change in control or other provisions in certain agreements to which Sitio, Brigham or their respective subsidiaries are a party. If New Sitio, Sitio, Brigham or their respective subsidiaries are unable to negotiate waivers of those provisions, the counterparties may exercise their rights and remedies under the agreements, potentially terminating the agreements, or seeking monetary damages. Even if New Sitio, Sitio and Brigham are able to negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to New Sitio, Sitio or Brigham.

The completion of the mergers will constitute a change of control under Sitio’s debt facilities. As a result, at the direction of the lenders holding a majority of the outstanding loans under such facilities, the commitments thereunder may be terminated and the outstanding balance under the debt facilities may be accelerated and become due and payable by Sitio in connection with the completion of the mergers. As of September 30, 2022, Sitio had approximately $227.0 million of outstanding borrowings under such facilities.

The completion of the mergers will constitute a change of control under Brigham’s revolving credit facility (the “Brigham revolving credit facility”). As a result, at the direction of the lenders holding a majority of the outstanding loans under the Brigham revolving credit facility, the commitments under the Brigham revolving credit facility may be terminated and the outstanding balance under the Brigham revolving credit facility may be accelerated and become due and payable by Brigham in connection with the completion of the mergers. As of September 30, 2022, Brigham had approximately $73.0 million of outstanding borrowings under the Brigham revolving credit facility.

Risks Relating to New Sitio

New Sitio will be a holding company. New Sitio’s sole material asset will be its equity interest in Opco LP and New Sitio will accordingly be dependent upon distributions from Opco LP to pay taxes, cover its corporate and other overhead expenses and pay any dividends on New Sitio Class A Common Stock.

Similar to the holding company structures of Sitio and Brigham, New Sitio will be a holding company and will have no material assets other than its equity interest in Opco LP. New Sitio will have no independent means of generating revenue. To the extent Opco LP has available cash, Opco LP will be required, subject to any restrictions contained in any agreement to which Opco LP is bound, to make distributions out of legally available funds to all Opco LP Unitholders on a pro rata basis at such times and in such amounts as New Sitio, as the general partner of Opco LP, reasonably determines is necessary to cause a distribution to New Sitio sufficient to enable New Sitio to timely satisfy its corporate tax liabilities. In addition, as the general partner of Opco LP, New Sitio will cause Opco LP to make pro rata distributions to all of its unitholders, including to New Sitio, in an amount sufficient to allow New Sitio to fund dividends to its stockholders in accordance with New Sitio’s dividend policy, to the extent the New Sitio Board declares such dividends. Therefore, while New Sitio expects to pay dividends on New Sitio Class A Common Stock in amounts determined from time to time by the New Sitio Board in the future, New Sitio’s ability to do so may be limited to the extent Opco LP and its subsidiaries are limited in their ability to make these and other distributions to New Sitio, including due to the restrictions under the outstanding credit facilities of Sitio and Brigham. To the extent that New Sitio needs funds and Opco LP or its subsidiaries are restricted from making such distributions under applicable law or regulation or under the terms of their financing arrangements, or are otherwise unable to provide such funds, it could materially adversely affect New Sitio’s liquidity and financial condition.

The market price for New Sitio Common Stock following the completion of the mergers may be affected by factors different from, or in addition to, those that historically have affected or currently affect the market prices of Sitio Class A Common Stock and Brigham Class A Common Stock.

Upon consummation of the mergers, Sitio stockholders and Brigham stockholders will both hold New Sitio shares. Sitio’s and Brigham’s businesses differ and, accordingly, the results of operations of New Sitio will be affected by some factors that are different from those currently or historically affecting the results of operations of Sitio and those currently or historically affecting the results of operations of Brigham. The results of operations of New Sitio may also be affected by factors different from those that currently affect or have historically affected either Sitio or Brigham. For a discussion of the businesses of each of Sitio and Brigham and some important factors to consider in connection with those businesses, see the section of this consent solicitation statement/proxy statement/prospectus titled “The Mergers—The Parties to the Mergers” beginning on page 47, and the documents and information included elsewhere in this consent solicitation statement/proxy statement/prospectus or incorporated by reference into this consent solicitation statement/proxy statement/prospectus and listed under the section of this consent solicitation statement/proxy statement/prospectus titled “Where You Can Find More Information” beginning on page 189.

Third parties may terminate or alter existing contracts or relationships with Sitio or Brigham.

Each of Sitio and Brigham has contracts with business partners which may require Sitio or Brigham, as applicable, to obtain consent from these other parties in connection with the mergers. If these consents cannot be obtained, the counterparties to these contracts and other third parties with which Sitio and/or Brigham currently have relationships may have the ability to terminate, reduce the scope of or otherwise adversely alter their relationships with either or both parties in anticipation of the mergers, or with the combined company following the transactions. The pursuit of such rights may result in Sitio, Brigham or New Sitio suffering a loss of potential future revenue or incurring liabilities in connection with a breach of such agreements and may lose rights that are material to its business. Any such disruptions could limit New Sitio’s ability to achieve the anticipated benefits of the mergers. The adverse effect of such disruptions could also be exacerbated by a delay in the completion of the mergers or the termination of the merger agreement.

Coordinating the businesses of Sitio and Brigham may be more difficult, costly or time-consuming than expected and New Sitio may fail to realize the anticipated benefits of the mergers, which may adversely affect New Sitio’s business results and negatively affect the value of New Sitio’s shares following the mergers.

The success of the mergers will depend on, among other things, the ability of Sitio and Brigham to coordinate their businesses under New Sitio. However, Sitio and Brigham may not be able to successfully coordinate their respective businesses in a manner that permits anticipated growth or efficiencies to be realized, without adversely affecting current revenues and investments. If New Sitio is not able to successfully achieve these objectives, the anticipated benefits of the merger may not be realized fully, or at all, or may take longer to realize than expected. Specifically, the following issues, among others, must be addressed in order to realize the anticipated benefits of the mergers so New Sitio performs as expected:

•	coordinating the businesses of Sitio and Brigham and meeting the capital requirements of New Sitio, in a manner that permits New Sitio to achieve the growth anticipated to result from the mergers;

•	coordinating Sitio’s and Brigham’s operating practices, internal controls and other policies, procedures and processes;

•	addressing possible differences in business backgrounds and corporate cultures; and

•	coordinating geographically dispersed organizations.

In addition, at times the attention of certain members of either of Sitio or Brigham’s or both of Sito and Brigham’s management and resources may be focused on completion of the mergers and the coordination of the Sitio and Brigham businesses under New Sitio and diverted from day-to-day business operations, which may disrupt each of Sitio and Brigham’s ongoing business and the business of New Sitio.

Furthermore, the New Sitio Board will consist of certain directors of Sitio and certain directors of Brigham as of prior to the Closing. Combining the Sitio Board and the Brigham Board into a single New Sitio Board could require the reconciliation of differing priorities and philosophies.

An inability to realize the full extent of the anticipated benefits of the mergers and the other transactions contemplated by the merger agreement, as well as any delays encountered in the combination process, could have an adverse effect upon the revenues, level of expenses and operating results of the combined company, which may adversely affect the value of the New Sitio Common Stock after the completion of the mergers. In addition, the actual coordination of the Sitio and Brigham businesses under New Sitio may result in additional and unforeseen expenses, and the anticipated benefits of the coordination plan may not be realized. If Sitio and Brigham are not able to adequately address coordination challenges, they may be unable to successfully coordinate their operations or realize the anticipated benefits of the coordination of the two companies.

The unaudited pro forma condensed combined financial information included in this consent solicitation statement/proxy statement/prospectus is preliminary and New Sitio’s actual financial position and results of operations after the mergers may differ materially from these estimates and the unaudited pro forma condensed combined financial information included in this consent solicitation statement/proxy statement/prospectus.

The unaudited pro forma condensed combined financial information included in this consent solicitation statement/proxy statement/prospectus is presented for illustrative purposes only, contains a variety of adjustments, assumptions and preliminary estimates and are not necessarily indicative of what New Sitio’s actual financial position or results of operations would have been had the mergers been completed on the dates indicated. New Sitio’s actual results and financial position after the mergers may differ materially and adversely from the unaudited pro forma condensed combined financial information statement included in this consent solicitation statement/proxy statement/prospectus. For more information, see the section of this consent solicitation statement/proxy statement/prospectus entitled “Selected Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 16.

Declaration, payment and amounts of dividends, if any, to holders of New Sitio Common Stock will be uncertain.

The amount of dividends, if any, that are declared or paid to New Sitio’s stockholders, depends on a number of factors. The New Sitio Board will have sole discretion to determine whether any dividends will be declared, when dividends, if any, are declared, and the amount of such dividends. We expect that such determination would be based on a number of considerations, including New Sitio’s results of operations and capital management plans and the market price of New Sitio shares, the availability of funds to New Sitio, debt covenant limitations, New Sitio’s access to capital markets as well as industry practice and other factors, deemed relevant by the New Sitio Board of directors. In addition, New Sitio’s ability to pay dividends and the amount of any dividends ultimately paid in respect of New Sitio shares will, in each case, be subject to New Sitio receiving funds, directly or indirectly, from its operating subsidiaries, Sitio and Brigham. Furthermore, the ability of these operating subsidiaries to make distributions to New Sitio will depend on satisfying applicable law with respect to such distributions and making prior distributions on any Sitio and Brigham outstanding preferred stock, if any, and the ability of Sitio and Brigham to receive distributions from their own respective subsidiaries will continue to depend on applicable law with respect to such distributions. There can be no guarantee that New Sitio’s stockholders will receive or be entitled to dividends commensurate with the historical dividends of Sitio or Brigham.

New Sitio’s certificate of incorporation generally provides that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain types of actions and proceedings that may be initiated by stockholders and that the United States federal courts will be the exclusive forum for federal securities claims that may be brought by its stockholders, which could limit its stockholders’ ability to obtain a favorable judicial forum for disputes with New Sitio, Sitio, Brigham or New Sitio’s directors, officers, other employees or stockholders.

New Sitio’s certificate of incorporation provides that unless New Sitio consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on New Sitio’s behalf; (ii) any action asserting a claim of breach of a fiduciary duty owed by any of the current or former directors, officers, other employees or stockholders to New Sitio or its stockholders; (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the certificate of incorporation or the bylaws of New Sitio or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to such Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. In the event the Delaware Court of Chancery lacks subject matter jurisdiction, then the sole and exclusive forum for such action or proceeding shall be the federal district court for the District of Delaware. Any person or entity purchasing or otherwise acquiring any interest in shares of the capital stock of New Sitio will be deemed to have notice of, and consented to, the provisions of the certificate of incorporation described in the preceding sentences.

This provision would not apply to claims brought to enforce a duty or liability created by the Exchange Act, the Securities Act or any other claim for which the federal courts have exclusive jurisdiction. To the extent that any such claims may be based upon federal law claims, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with New Sitio or the directors, officers, employees or agents of New Sitio, which may discourage such lawsuits against New Sitio and such persons.

Alternatively, if a court were to find these provisions of the certificate of incorporate inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings, New Sitio may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect the business, financial condition or results of operations of New Sitio.

New Sitio’s debt levels may adversely affect its financial condition and limit its flexibility to obtain additional financing and pursue other business opportunities.

The proposed transaction structure could result in the need to amend or refinance the combined company’s indebtedness. However, there is no guarantee that New Sitio will be able to amend or refinance the combined company’s debt on favorable terms or at all. If New Sitio is unable to successfully refinance its obligations at reasonable terms and conditions (including, but not limited to, pricing and other fee payments), this could result in additional costs to the combined company.

To the extent New Sitio is able to amend or refinance any of the combined company’s outstanding indebtedness, such level of indebtedness may:

•	make it more difficult for New Sitio to satisfy its obligations with respect to its outstanding indebtedness;

•	increase New Sitio’s vulnerability to general adverse economic and industry conditions, including increases in interest rates;

•

require New Sitio to dedicate a substantial portion of its cash flow from operations to interest and principal payments on its indebtedness, which would reduce the availability of its cash flow to fund working capital, capital expenditures, expansion efforts and other general corporate purposes;

•	limit New Sitio’s flexibility in planning for, or reacting to, changes in its business and the industry in which it operates;

•	place New Sitio at a competitive disadvantage compared to its competitors that have less debt; and

•	limit New Sitio’s ability to obtain additional financing, if necessary, for working capital, capital expenditures, acquisitions or other purposes.

In addition, the terms of any financing obligations to be incurred in connection with any refinancing or amendments of any of New Sitio’s outstanding indebtedness are likely to contain covenants that restrict New Sitio’s ability to engage in certain transactions and may impair New Sitio’s ability to respond to changing business and economic conditions, including, among other things, limitations on New Sitio’s ability to:

•	incur additional indebtedness;

•	issue certain equity securities, including preferred equity securities;

•	pay dividends and make distributions;

•	repurchase stock;

•	make certain investments;

•	incur liens or permit them to exist;

•	engage in transactions with affiliates;

•	enter into swap agreements and hedging arrangements;

•	merge with or acquire another company; and

•	sell or transfer assets.

New Sitio’s ability to service its indebtedness will depend upon, among other things, its future financial and operating performance, which will be affected by prevailing economic conditions and financial, business, regulatory and other factors, some of which are beyond its control. If New Sitio’s operating results are not sufficient to service its current or future indebtedness, it will be forced to take actions such as reducing or delaying business activities, acquisitions, investments and/or capital expenditures, selling assets, restructuring or refinancing our indebtedness, or seeking additional equity capital or bankruptcy protection. New Sitio may not be able to effect any of these remedies on satisfactory terms or at all.

Sales or perceived sales of a substantial number of shares of New Sitio Class A Common Stock by the Supporting Stockholders may cause the price of New Sitio Class A Common Stock to decline.

Immediately following the execution of the merger agreement, on September 6, 2022, Blackstone (as defined below), Kimmeridge (as defined below) and Oaktree (as defined below and, together with Blackstone and Kimmeridge, the “Supporting Stockholders”), all significant shareholders of Sitio, entered into support agreements with Sitio and Brigham with respect to the mergers. As of the Sitio record date, the support agreements covered 69,468,585 shares of Sitio Common Stock, or approximately 82.9% of the total shares of Sitio Common Stock outstanding. Pursuant to the support agreements with Kimmeridge and Oaktree, Kimmeridge and Oaktree, which collectively represent approximately 58.9% of the issued and outstanding shares of Sitio Common Stock, agreed, among other things, not to transfer or otherwise dispose of any Sitio Class A Common Stock, Sitio Class C Common Stock or Opco LP Units beneficially owned by them, other than certain permitted transfers, during the term of the support agreements (the “lock-up periods”). The support agreements terminate upon the earliest to occur of consummation of the mergers, if the merger agreement is terminated or in the event of certain amendments to the merger agreement, including amendments that diminish the merger consideration or otherwise materially and adversely affects the rights of the Supporting Stockholders. The support agreement with Blackstone, which represents approximately 24.8% of the issued and outstanding shares of Sitio Common Stock, does not contain any lock-up restrictions. For additional information regarding the Supporting Stockholders and the support agreements, please see the section entitled “Certain Agreements Related to the Transactions—Support Agreements.”

If the Supporting Stockholders sell a substantial number of shares of New Sitio Class A Common Stock in the public market after the consummation of the mergers or the expiration of lock-up periods, as applicable, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of New Sitio Class A Common Stock could fall. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of a company’s stock will decrease, and any additional shares which shareholders attempt to sell in the market will only further decrease the share price. If the share volume of New Sitio Class A Common Stock cannot absorb any such shares sold by the Supporting Stockholders, then the value of New Sitio Class A Common Stock will likely decrease. The existence of an overhang, whether or not sales have occurred or are occurring, could also make it more difficult for New Sitio to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that New Sitio deems reasonable or appropriate.

Risks Relating to Sitio’s Business

As a result of entering into the merger agreement, Sitio’s business is and will be subject to the risks described above. In addition, Sitio is, and following completion of the mergers, New Sitio will be, subject to the risks described in Sitio’s Annual Report on Form 10-K for the year ended December 31, 2021, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and the Definitive Proxy Statement on Schedule 14A, filed on May 5, 2022, which are filed with the SEC and incorporated by reference into this consent solicitation statement/proxy statement/prospectus. See the section of this consent solicitation statement/proxy statement/prospectus titled “Where You Can Find More Information” beginning on page 189 for the location of information incorporated by reference into this consent solicitation statement/proxy statement/prospectus.

Risks Relating to Brigham’s Business

As a result of entering into the merger agreement, Brigham’s business is and will be subject to the risks described above. In addition, Brigham is, and following completion of the mergers, New Sitio will be, subject to the risks described in Brigham’s Annual Report on Form 10-K for the year ended December 31, 2021, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are filed with the SEC and incorporated by reference into this consent solicitation statement/proxy statement/prospectus. See the section of this consent solicitation statement/proxy statement/prospectus titled “Where You Can Find More Information” beginning on page 189 for the location of information incorporated by reference into this consent solicitation statement/proxy statement/prospectus.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed mergers between Sitio and Brigham, the likelihood that the conditions to the consummation of the mergers will be satisfied on a timely basis or at all, Sitio’s and Brigham’s ability to consummate the mergers at any time or at all, the benefits of the mergers and New Sitio’s future financial performance following the mergers, as well as New Sitio’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “may,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions and the negative of such words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Sitio’s and Brigham’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Such statements may be influenced by factors that could cause actual outcomes and results to differ materially from those projected. Except as otherwise required by applicable law, Sitio and Brigham disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Sitio and Brigham caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sitio and Brigham.

These risks include, but are not limited to, New Sitio’s ability to successfully integrate Sitio’s and Brigham’s businesses and technologies; the risk that the expected benefits and synergies of the mergers may not be fully achieved in a timely manner, or at all; the risk that Sitio or Brigham will not, or that following the mergers, New Sitio will not, be able to retain and hire key personnel; the risk associated with Sitio’s and Brigham’s ability to obtain the approvals of their respective stockholders required to consummate the mergers and the timing of the Closing of the mergers, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the Transactions to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the mergers is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; Sitio’s ability to finance New Sitio (including the repayment of certain of Brigham’s indebtedness) on acceptable terms or at all; uncertainty as to the long-term value of New Sitio’s Common Stock; and the diversion of Sitio’s and Brigham’s management’s time on transaction-related matters. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Sitio’s and Brigham’s expectations and projections can be found in Sitio’s periodic filings with the SEC, including Sitio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Part II, Item 1A “Risk Factors” in Sitio’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and Brigham’s periodic filings with the SEC, including Brigham’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Sitio’s and Brigham’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

THE MERGERS

The following is a discussion of the mergers. The descriptions of the merger agreement, the New Sitio Charter and the New Sitio Bylaws in this section and elsewhere in this consent solicitation statement/proxy statement/prospectus are qualified in their entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A, and is incorporated by reference into this consent solicitation statement/proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the mergers that is important to you. You are encouraged to read the merger agreement carefully and in their entirety. This section is not intended to provide you with any factual information about Sitio or Brigham. Such information can be found elsewhere in this consent solicitation statement/proxy statement/prospectus and in the public filings Sitio and Brigham make with the SEC that are incorporated by reference into this consent solicitation statement/proxy statement/prospectus, as described in the section entitled “Where You Can Find More Information.”

The Parties to the Mergers

Sitio Royalties Corp.

Sitio Royalties Corp. (Sitio) is a shareholder returns-driven company focused on large-scale consolidation of high-quality oil & gas mineral and royalty interests across premium basins, with a diversified set of top-tier operators. With a clear objective of generating cash flow from operations that can be returned to shareholders and reinvested, Sitio has accumulated over 173,700 net royalty acres (when normalized to a 1/8th royalty equivalent) through the consummation of over 180 acquisitions to date.

Sitio was formed as the combination of Falcon and Desert Peak and the Sitio Class A Common Stock and Sitio’s Warrants are currently listed on NYSE under the symbols “STR” and “STR WS,” respectively.

Sitio’s principal executive offices are located at 1401 Lawrence St, Suite 1750, Denver, Colorado 80202, and its telephone number at that address is (720) 640-7620.

Additional information about Sitio is contained in its public filings, which are incorporated by reference in this consent solicitation statement/proxy statement/prospectus. See the section entitled “Where You Can Find More Information” for more information.

Sitio Royalties Operating Partnership, LP

Sitio Royalties Operating Partnership, LP (Opco LP), a Delaware limited partnership, holds substantially all of the assets of Sitio. Each Opco LP Unit, together with one share of Sitio Class C Common Stock, is redeemable by the holder of such Opco LP Unit for one share of Sitio Class A Common Stock or, if either Sitio or Opco LP so elects, cash pursuant to the terms of Sitio’s and Opco LP’s organizational documents, subject to certain restrictions.

Opco LP’s principal executive offices are located at 1401 Lawrence St, Suite 1750, Denver, Colorado 80202, and its telephone number at that address is (720) 640-7620.

Snapper Merger Sub I, Inc.

Snapper Merger Sub I, Inc. (New Sitio) is a Delaware corporation that was formed by Sitio for the purpose of engaging in the Transactions. Since the date of its incorporation, New Sitio has not engaged in any activities other than as contemplated by the merger agreement and the other agreements related thereto. Following the completion of the Transactions, New Sitio will be a holding company with Sitio and Brigham as its direct subsidiaries.

For a description of the capital stock of New Sitio immediately after the completion of the Transactions, see “Description of New Sitio Securities” beginning on page 138 of this consent solicitation statement/proxy statement/prospectus.

New Sitio’s principal executive offices are located at 1401 Lawrence St, Suite 1750, Denver, Colorado 80202, and its telephone number at that address is (720) 640-7620.

Snapper Merger Sub II, LLC

Snapper Merger Sub II, LLC (Opco Merger Sub) is a Delaware limited liability company that was formed by Opco LP for the purpose of engaging in the Transactions. Since the date of its incorporation, Opco Merger Sub has not engaged in any activities other than as contemplated by the merger agreement and the other agreements related thereto.

Snapper Merger Sub IV, Inc.

Snapper Merger Sub IV, Inc. (Brigham Merger Sub) is a Delaware corporation that was formed by New Sitio for the purpose of engaging in the Transactions. Since the date of its incorporation, Brigham Merger Sub has not engaged in any activities other than as contemplated by the merger agreement and the other agreements related thereto.

Snapper Merger Sub V, Inc.

Snapper Merger Sub V, Inc. (Sitio Merger Sub) is a Delaware corporation that was formed by New Sitio for the purpose of engaging in the Transactions. Since the date of its incorporation, Sitio Merger Sub has not engaged in any activities other than as contemplated by the merger agreement and the other agreements related thereto.

Brigham Minerals, Inc.

Brigham Minerals, Inc. (Brigham) is an Austin, Texas, based company that acquires and actively manages a portfolio of mineral and royalty interests in the core of some of the most active, highly economic, liquids-rich resource basins across the continental United States. Brigham’s assets are located in the Delaware and Midland Basins in West Texas and New Mexico, the Anadarko Basin of Oklahoma, the DJ Basin in Colorado and Wyoming, and the Williston Basin in North Dakota. Brigham’s primary business objective is to maximize risk-adjusted total return to its shareholders by both capturing organic growth in its existing assets as well as leveraging its highly experienced technical evaluation team to continue acquiring minerals.

Brigham’s principal executive offices are located at 5914 W. Courtyard Drive, Suite 200, Austin, Texas 78730, and its telephone number at that address is (512) 220-6350.

Additional information about Brigham is contained in its public filings, which are incorporated by reference in this consent solicitation statement/proxy statement/prospectus. See the section entitled “Where You Can Find More Information” for more information.

Brigham Minerals Holdings, LLC

Brigham Minerals Holdings, LLC (Opco LLC) is a Delaware limited liability company and majority-owned subsidiary of Brigham, and holds substantially all of the assets of Brigham. Each Opco LLC Unit, together with one share of Brigham Class B Common Stock, is redeemable by the holder of such Opco LLC Unit for one share of Brigham Class A Common Stock or, if either Brigham or Opco LLC so elects, cash pursuant to the terms of Opco LLC’s organizational documents, subject to certain restrictions.

Background of the Mergers

As part of the ongoing evaluation of their respective companies’ businesses, the boards of directors and senior management of Brigham and Sitio regularly review and assess their respective company’s performance, strategy, financial flexibility, opportunities and risks in light of current business and economic conditions, and developments in the oil and gas mineral and royalty and exploration and production sectors, in each case across a range of scenarios and potential future industry developments.

Since its initial public offering in April 2019, Brigham, under the leadership of the board of directors of Brigham (the “Brigham Board”) and Brigham senior management, pursued a strategy designed to generate stockholder returns by utilizing its team’s technical expertise and experience to identify, acquire and manage high-quality mineral and royalty interests that Brigham believed would be developed by premier operators, while maintaining financial flexibility through a high-margin business model and a conservative capital structure with modest debt levels. A key principle underlying this strategy is that the Brigham Board and Brigham senior management view achieving consolidation of the highly fragmented minerals market in a disciplined manner through ground game and large-scale acquisitions as a means to balance sheet strength and to generate stockholder returns. In connection with the COVID-19 pandemic and the resulting market and commodity price challenges, Brigham saw reduced levels of ground game and larger, marketed acquisition opportunities during the first half of 2020. Market conditions improved during the second half of 2020 into 2021 and during 2021, Brigham executed 62 ground game transactions and a larger marketed transaction in the DJ Basin acquiring a total of 6,090 net royalty acres (standardized to a 1/8th royalty interest) (“NRAs”) net of asset sales.

During the past two years, Desert Peak (which is now Sitio) successfully executed its strategy of returns-focused, large-scale consolidation of mineral and royalty interests at the front end of operators’ cost curve. Desert Peak (and now Sitio) management believes large acquisitions are an efficient way to capitalize on the scalability of the mineral and royalty business by increasing margins and driving down cash general and administrative expense per barrel of oil equivalent (“boe”). In June 2021, Desert Peak closed the acquisition of approximately 18,500 NRAs from Rock Ridge Royalty Company, LLC, (“Rock Ridge”) and in August 2021, Desert Peak closed the acquisition of approximately 24,500 NRAs from Source Energy Leasehold, LP (“SEL”) and Permian Mineral Acquisitions, LP (“PMA”). On June 7, 2022, Desert Peak closed its public merger with Falcon, which created Sitio, and added approximately 33,500 NRAs to Desert Peak’s (and now Sitio’s) portfolio. Subsequent to that closing, Sitio acquired over 19,700 NRAs from Foundation Minerals, LLC in June 2022 and over 12,200 NRAs from Momentum Minerals in July 2022.

Since Brigham’s initial public offering, Brigham has maintained an ongoing informal relationship with Goldman Sachs pursuant to which Goldman Sachs would regularly provide members of Brigham senior management customary advice. In February 2022, representatives of Brigham’s senior management team and representatives of Goldman Sachs engaged in ordinary course conversations regarding macro-economic conditions and industry developments, as well as potential strategic opportunities that may be available to Brigham. Following these discussions, from February to May 2022, representatives of Goldman Sachs, at the direction of Brigham management, engaged in preliminary high-level scoping conversations with eleven potential counterparties in the mineral and royalty sector (comprised of six publicly-traded companies and five private mineral and royalty companies and/or financial sponsors of private mineral and royalty companies), including Party A, Party B and Party C, to solicit their general interest in a strategic transaction involving Brigham, which included informal conversations with Party A as to whether Party A would consider a deal that altered the governance structure of the combined company resulting from any strategic combination. Also during this period, while attending industry conferences and otherwise, Brigham’s management team engaged in preliminary strategic dialogue with representatives of senior management from other companies in the mineral and royalty sector regarding a variety of matters, including potential strategic transactions involving Brigham, including separate discussions with representatives of Party A, Party B, Party C and Desert Peak, prior to closing its combination with Falcon that formed Sitio. All of these initial discussions were preliminary in nature and did not involve the discussion of any potential economic or transaction terms.

On April 21, 2022, the Brigham Board held a regular meeting. During this meeting, where Brigham senior management and representatives of Goldman Sachs were in attendance, the Brigham Board discussed, with Brigham senior management and the representatives of Goldman Sachs, current market conditions and the likely key drivers of, and challenges to, generating future stockholder value creation. Among other items, the Brigham Board discussed the highly competitive nature of mineral and royalty acquisitions, in part driven by the large number of public and private competitors participating in both ground game acquisitions and large-scale consolidation. Further, the Brigham Board discussed the potential benefits of greater size and scale in the form of increased relevance to institutional shareholders and increased trading liquidity and float in Brigham stock, which in turn would drive a more competitive cost of capital and thus an improved ability to compete for both ground game acquisitions and large-scale consolidation. During this discussion, representatives of Goldman Sachs and Brigham senior management provided an update to the Brigham Board as to the status of the preliminary discussions with Party A, Party B, Party C and Desert Peak, as well as other parties. Specifically, the Brigham Board was advised that (i) Party A had indicated a desire to pursue a strategic transaction to enhance scale, liquidity and float; (ii) Party B, after reviewing further with its financial sponsor, had indicated it would not be interested in evaluating a strategic transaction with Brigham; (iii) Party C had indicated they were currently pursuing another large strategic opportunity and therefore would not participate in exploring a strategic transaction with Brigham at that time; and (iv) Desert Peak had indicated a desire to pursue a merger of equals transaction with Brigham to enhance scale, liquidity and float.

Also in attendance at the meeting were representatives of Brigham’s outside counsel, Vinson & Elkins L.L.P. (“V&E”). During the meeting, representatives of V&E reviewed with the members of the Brigham Board the Brigham Board’s fiduciary duties applicable in the context of evaluating or pursuing a strategic transaction. At the conclusion of this meeting, the Brigham Board reached a consensus that there could be significant benefits to increased size and scale and authorized members of Brigham senior management and representatives of Goldman Sachs to engage in preliminary discussions to determine if certain other strategic counterparties (including financial sponsors with investments in the mineral and royalty space) would be interested in exploring a strategic transaction involving Brigham. The consensus of the Brigham Board during such meeting was that it would be worthwhile to continue to explore the possibility of a strategic transaction and requested Goldman Sachs to further analyze the potential strategic opportunities and alternatives that may be available to Brigham in advance of the Brigham Board’s next meeting.

On May 16, 2022, Party C contacted Goldman Sachs and indicated they were no longer pursuing the other strategic opportunity and would like to pursue a strategic combination with Brigham.

On May 24, 2022, the Brigham Board held another meeting attended by Brigham senior management, representatives of Goldman Sachs and representatives of V&E. During this meeting, with the assistance of representatives of Goldman Sachs, the Brigham Board reviewed Brigham’s strengths, weaknesses, opportunities and threats in the context of the larger market, including with respect to the competition for investors between upstream exploration and production companies and minerals and royalty companies and the ongoing consolidation trends in the minerals industry. In addition, the Brigham Board discussed potential strategic counterparties, the likely interest levels of such parties based on preliminary discussions with such parties over the prior few months and potential next steps in initiating a strategic review process. After discussion with and input from Brigham senior management, the Brigham Board concluded that it was advisable to continue to explore various potential strategic alternatives.

Following the May 24, 2022 Brigham Board meeting, Goldman Sachs, at the direction of the Brigham management, met with Party A, Party C and Desert Peak on June 2, 2022, June 3, 2022 and June 7, 2022, respectively, to continue preliminary discussions and inform Party A, Party C and Desert Peak that, if Party A, Party C or Desert Peak wishes to move forward in the process, it must enter into a confidentiality agreement with

Brigham. On June 7, 2022, one of the eleven potential counterparties with whom Goldman Sachs had engaged in preliminary conversations from February to May 2022 contacted Goldman Sachs for a conversation regarding a potential transaction and the strategic review process. This discussion was preliminary in nature and did not involve the discussion of any economic or transaction items.

Also on June 7, 2022, Desert Peak and Falcon announced the completion of their merger which formed Sitio. The management of Desert Peak continued to lead Sitio. On the same day and following the completion of the merger, Mr. Chris Conoscenti, Chief Executive Officer of Sitio, provided an update to the Sitio Board on the communications with Goldman Sachs regarding a potential transaction with Brigham.

During early June 2022, Brigham entered into confidentiality agreements with three parties: Sitio, Party A and Party C. Following the execution of such agreements, Brigham provided Sitio, Party A and Party C access to a virtual data room, which included certain due diligence materials of Brigham, to allow the parties an opportunity to review relevant documents and information for the purpose of delivering initial proposals by July 8, 2022.

On June 15, 2022, the Sitio Board convened its first in-person meeting following the merger of Desert Peak and Falcon, which included a status update on a potential strategic transaction with Brigham by Sitio management.

Between mid-June and July 8, 2022, representatives of Brigham and representatives of Goldman Sachs continued discussions with each of Sitio, Party A and Party C, along with other potential counterparties, with respect to a potential strategic transaction.

On July 1, 2022, the Sitio Board held a meeting, which was attended by Sitio senior management. During this meeting, the Sitio Board reviewed and discussed an initial non-binding proposal (the “Sitio July 1 Proposal”) for a potential strategic transaction with Brigham, which contemplated, among other items, (i) entering into an at-the-market stock-for-stock merger transaction with Brigham in which the exchange ratio would be set utilizing the average of the daily exchange ratios based on the closing prices for Sitio and Brigham for the 30 trading days prior to signing a definitive merger agreement, implying an exchange ratio of 1.073 based on the 30-trading day average as of close of trading on June 30, 2022, (ii) the post-combination company board of directors which would consist of seven members in total, including two representatives from the Brigham Board, and (iii) Brigham employees who were not asked to remain at the combined company would receive appropriate severance packages similar to those provided in the recent Desert Peak and Falcon combination that formed Sitio. The Sitio Board discussed the potential transaction, including in respect of the potential material reduction in leverage of the combined company, increase in scale of the combined company, the increase in public float of the combined company and legal and other considerations of the potential transaction. The Sitio Board authorized management to make the Sitio July 1 Proposal and to negotiate a potential strategic transaction with Brigham. In addition, the Sitio Board discussed and further authorized engaging Credit Suisse as its financial advisor for the potential strategic transaction and Sitio management subsequently engaged Credit Suisse accordingly.

Later that day, Sitio delivered the Sitio July 1 Proposal to representatives of Goldman Sachs.

On July 8, 2022, Brigham received non-binding proposals from each of Party A and Party C.

Party A, a publicly traded mineral and royalty company, proposed a combination in which Brigham Class A stockholders would receive consideration of $6.25 in cash and a fixed number of shares in Party A’s common units, implying a value of approximately $25.81 per share of Brigham Class A Common Stock utilizing closing trading prices as of close of trading on July 7, 2022 (compared to the closing trading price of Brigham Class A Common Stock, on July 7, 2022 of $24.59), with holders of Brigham Opco LLC Units receiving equivalent value in respect of such units. Under such proposed transaction structure, Brigham stockholders would own a majority of the combined company, but the combined company would be controlled by Party A’s privately owned general partner and its general partner’s board would remain unchanged.

Party C, a publicly traded mineral and royalty company, proposed a combination in which holders of Brigham Class A Common Stock and Brigham Opco LLC Units would receive a fixed number of shares of Party C common stock, implying a value of $27.18 per share of Brigham Class A Common Stock as of close of trading on July 7, 2022 (compared to the closing trading price of Brigham Class A Common Stock on July 7, 2022 of $24.59), with Brigham stockholders owning a minority of the combined company. Party C indicated a willingness to add one representative of Brigham to Party C’s board of directors at the closing of the transaction. In addition, Party C indicated a potential willingness and to consider providing a portion of the consideration in cash if desired by Brigham.

On July 11, 2022, the Brigham Board held a meeting, which was attended by Brigham senior management, representatives of Goldman Sachs and representatives of V&E. During this meeting, Brigham senior management and representatives of Goldman Sachs reviewed with the Brigham Board the key features of the three non-binding proposals received from Sitio, Party A and Party C, as well as certain relative strengths and weaknesses of the proposed combinations, both relative to each other and to Brigham management’s views of Brigham’s future as a standalone going concern. After discussions, the Brigham Board’s consensus was to continue discussions with the three counterparties and to seek to improve each party’s original proposal. The Brigham Board also requested additional industry and financial analysis from Brigham management and Goldman Sachs regarding the standalone going concern case.

On July 12, 2022, Goldman Sachs, at the direction of the Brigham Board, separately contacted the financial advisors of Sitio, Party A and Party C to communicate Brigham’s views raised at the July 11, 2022 meeting with respect to the preliminary non-binding proposals received from Sitio, Party A and Party C. During such discussions, Goldman Sachs underscored the competitive nature of the process and requested that Sitio, Party A and Party C submit a revised non-binding proposal by July 22, 2022.

On July 16, 2022, Mr. Rob Roosa, Brigham’s Chief Executive Officer, had separate conversations with each of Mr. Conoscenti and the Chief Executive Officer of Party C regarding a potential strategic transaction and requested revised proposals from each of Sitio and Party C.

Later on the same day, representatives of Credit Suisse, Sitio’s financial advisor, at the direction of Sitio, discussed with representatives of Goldman Sachs Brigham’s request for a revised proposal.

From July 16, 2022 to July 22, 2022, Mr. Conoscenti discussed on multiple occasions with Mr. Noam Lockshin, Chairman of the Board of Directors of Sitio, and other members of the Sitio Board regarding potential revisions to the Sitio July 1 Proposal. With the support of the Sitio Board, Sitio revised its proposal (the “Sitio July 22 Proposal”) to reiterate the contemplated at-the-market stock-for-stock merger transaction with Brigham from the Sitio July 1 Proposal, which implied an exchange ratio of 1.040 based on the 30-trading day average as of close of trading on the date of the revised proposal. Sitio’s proposal that the exchange ratio would be set by utilizing the average of the daily exchange ratios based on the closing prices for Sitio and Brigham for the 30 trading days prior to signing a definitive merger agreement was unchanged. The Sitio July 22 Proposal also contemplated that the board of directors of the post-combination company would include three representatives from the Brigham Board and consist of eight members in total.

On July 20, 2022, Mr. Ben M. “Bud” Brigham, Brigham’s Executive Chairman, and Mr. Roosa, met with one of Party C’s large shareholders to discuss matters related to a potential strategic combination.

On July 22, 2022, Sitio submitted to Brigham the Sitio July 22 Proposal and each of Party A and Party C submitted revised non-binding proposals to Brigham with respect to a potential strategic transaction.

Party A’s revised proposal contemplated a combination in which holders of Brigham Class A Common Stock would receive consideration of $7.75 in cash and the same fixed number of shares in Party A’s common units as proposed by Party A on July 8, implying a value of approximately $27.74 per share of Brigham Class A Common Stock utilizing the closing trading price of Party A’s common stock as of close of trading on July 22, 2022 (compared to the closing trading price of Brigham Class A Common Stock on July 22, 2022 of $23.13).

Party A continued to propose that the combined company would be controlled by Party A’s privately owned general partner.

Party C’s revised proposal contemplated a combination in which holders of Brigham Class A Common Stock and Brigham Opco LLC Units would receive a fixed number of shares of Party C common stock, implying a value of $26.47 per share of Brigham Class A Common Stock as of the close of trading on July 22, 2022 (compared to the closing trading price of Brigham Class A Common Stock on July 22, 2022 of $23.13), representing a reduction in the proposed exchange ratio from Party C’s July 8 proposal. In addition, Party C continued to indicate a potential willingness to consider providing a portion of the consideration in cash if desired by Brigham. Party C’s revised proposal also noted that Party C did not expect to have full approval of its board of directors to submit a further revised proposal for the next several weeks. On July 25, 2022 and July 29, 2022, representatives of Goldman Sachs relayed to Credit Suisse requests for Sitio to provide certain financial and operational information of Sitio.

On July 26, 2022, the Brigham Board held a meeting to review the revised proposals, to further evaluate and consider the possibility of a strategic transaction and to receive the analyses of Brigham senior management and representatives of Goldman Sachs regarding the standalone going concern value and prospects for Brigham as an independent company. Brigham senior management attended the meeting, and representatives of each of Goldman Sachs and V&E were present for relevant portions. During that meeting, Brigham senior management and representatives of Goldman Sachs reviewed with the Brigham Board the revised proposals, as well as their views as to the relative strengths and weaknesses of the revised proposals.

On August 3, 2022, media reported that Brigham was engaged in a review of strategic alternatives but did not specify any potential counterparty or transaction terms. Later that week, representatives of Goldman Sachs and Brigham senior management were contacted by several potential counterparties, including Party B and one other party that had previously been contacted in the spring by representatives of Goldman Sachs to assess its interest levels in a strategic transaction involving Brigham. Brigham’s closing stock price on August 2, 2022 was $26.36.

On August 4, 2022, Brigham issued an earnings report and a press release announcing its second quarter 2022 operating and financial results and providing updated 2022 guidance and held an earnings call on August 5, 2022.

On August 7, 2022, the Brigham Board held a meeting, which Brigham senior management attended. Representatives of each of Goldman Sachs and V&E were also present for relevant portions. During that meeting, the Brigham Board received updates from Brigham senior management and representatives of Goldman Sachs as to the status of discussions with counterparties, including in response to the media report on August 3, 2022 as well as the outreach from Party B and one other party. Among other items, the Brigham Board was advised that Party C was likely to withdraw from the process. Goldman Sachs reviewed its updated analyses on the proposals from Sitio and Party A. In addition, Brigham senior management presented to the Brigham Board a summary of its technical and financial due diligence of each of Sitio and Party A, and the resulting implications on a combination of Brigham with each of Sitio and Party A, respectively, on the terms proposed by each party. The Brigham Board also discussed the governance implications of each party’s proposal and the potential impacts to shareholder rights and oversight. In particular, the Brigham Board concluded that Party A’s insistence that the combined company be controlled by Party A’s privately owned general partner, despite the fact that Brigham’s stockholders would own a majority of the combined company, was a strongly unfavorable aspect of Party A’s proposal. After discussions, the consensus of the Brigham Board was that additional due diligence was warranted regarding Brigham’s standalone going concern value and the actions Brigham senior management might take to enhance Brigham’s ability to improve their success with large scale acquisitions and for Brigham to continue to engage in further diligence regarding a potential combination with the two counterparties who were actively engaged and be open to exploring any serious proposals from other third parties.

The Brigham Board authorized Goldman Sachs and Brigham senior management to engage with Party B to determine if Party B could propose a more attractive strategic alternative to Brigham.

On August 8, 2022, Sitio issued a press release announcing its second quarter 2022 operating and financial results and held an earnings call on August 9, 2022 discussing the results.

On August 10, 2022, Mr. Roosa and Mr. Conoscenti discussed the Sitio July 22 Proposal, including with respect to considering a fixed exchange ratio.

Following the resulting discussions with representatives of Goldman Sachs on August 9, 2022, on the same day, Party B expressed interest in a potential transaction to acquire mineral and royalty interests in the Permian Basin, but possibly not a transaction involving all of Brigham. Brigham and Party B entered into a confidentiality agreement on August 13, 2022. Following entry into the confidentiality agreement, Party B and Goldman Sachs engaged in further discussions related to a potential strategic transaction. These discussions were preliminary in nature and did not involve the discussion of any potential economic or transaction terms.

On August 22, 2022, Brigham announced its entry into a definitive purchase and sale agreement to acquire certain mineral and royalty interests in the Midland Basin from royalty funds managed by Avant Natural Resources, LLC and its affiliates for a purchase price of approximately $132.5 million in cash subject to certain closing adjustments.

On August 23, 2022, the Brigham Board held a meeting, which Brigham senior management attended. Representatives of Goldman Sachs and V&E were also present for relevant portions. During that meeting, the Brigham Board received updates from Brigham senior management regarding further due diligence on Sitio and a potential strategic combination with Sitio, as well the status of discussions since the Brigham Board meeting on August 7, 2022 and financial analyses relating to the proposals. Among other things, the Brigham Board was informed that both Party A and Sitio were unwilling to continue to bid against their prior proposals, and that Brigham would likely need to make counteroffers in order to continue pursuing a strategic transaction. After discussing various factors, including the relative benefits and detriments of pursuing a strategic combination with Sitio compared to other alternatives, the consensus of the Brigham Board was that, although additional due diligence was warranted and negotiations regarding economic and transaction terms were needed, a combination with Sitio would likely maximize value for Brigham stockholders compared to either a combination with Party A or continuing to operate on a standalone basis. The Brigham Board further concluded that the relative strength of the combined company’s assets, scale, future ability to grow and return cash to shareholders were, on balance, sufficient to mitigate some of the relative drawbacks of the combined company as compared to Brigham on a standalone basis, the combined company’s higher leverage and the potential overhang resulting from approximately 84% of Sitio Common Stock being held by affiliates of three large holders. The Brigham Board agreed that it would be appropriate to make a counterproposal to Sitio, on terms to be decided at its next board meeting. Moreover, the Brigham Board was notified that Party C had withdrawn from the process.

On August 25, 2022, the Brigham Board held a meeting, which Brigham senior management attended. Representatives of Goldman Sachs and V&E were also present for relevant portions. The purpose of the meeting was to determine and approve a counterproposal to Sitio. After a review of financial analysis prepared by Goldman Sachs and Brigham senior management, the Brigham Board authorized the making of a counterproposal to combine with Sitio in a stock-for-stock transaction that would (i) result in Brigham stockholders holding at least 45.5% to 46% of the combined company through a fixed exchange ratio, (ii) be at an exchange ratio that would provide at least a low, single-digit premium to Brigham’s stockholders relative to the most recent closing price of Brigham’s Class A Common Stock prior to signing and (iii) include four Brigham Board members on the reconstituted new board of nine members. The Brigham Board also directed Goldman Sachs to (i) advise Party A that Brigham was unwilling to consider a strategic transaction in which the Brigham shareholders would own a majority of the combined company, yet control of the combined company would remain with a privately held general partner, and ask if Party A would consider revising its proposal, and (ii) advise Party B that Brigham was unwilling to accept an offer without a purchase premium and that it would have to acquire the entirety of Brigham, either alone or together with a co-purchaser, so long as any discussions held with such other co-purchaser were disclosed to Brigham, as contemplated by the parties’ confidentiality agreement, and, if it was their desire to sell down some of Brigham’s existing assets, Party B would have to do so subsequent to or concurrent with its acquisition of Brigham.

On August 26, 2022, representatives of Goldman Sachs, at the direction of the Brigham Board, relayed to representatives of Credit Suisse a counterproposal (the “Brigham August 25 Proposal”) to combine with Sitio in a stock-for-stock transaction that would (i) result in Brigham stockholders holding at least 46% of the combined company through a fixed exchange ratio, (ii) be at an exchange ratio that would provide at least a low, single-digit premium to Brigham’s stockholders relative to the most recent closing price of Brigham’s Class A Common Stock prior to signing and (iii) include four Brigham Board members on the reconstituted new board of nine members. The Brigham August 25 Proposal also contained a suggestion that Brigham and Sitio discuss other business terms, including dividend policy, acquisition strategy and employee matters. That same day representatives of Goldman Sachs, at the direction of the Brigham Board, also delivered the authorized messages to Party A and Party B and their representatives. Later that day, Party A and Party B informed Goldman Sachs of each of their withdrawals from the process, which information Goldman Sachs relayed to members of Brigham senior management.

Also on August 26, 2022, the Sitio Board held a meeting, which Sitio senior management attended. Representatives of Credit Suisse were also present for relevant portions. The purpose of the meeting was to discuss the Brigham August 25 Proposal, in particular the proposal of the fixed exchange ratio and the absence of any cash consideration. Credit Suisse provided an update as to the status of the Brigham proposal process.

On August 28, 2022, the Sitio Board held another meeting, which Sitio senior management attended. The purpose of the meeting was to determine and approve a counterproposal to Brigham that contemplated a fixed exchange ratio. The Sitio Board reviewed and discussed the respective asset base for each of Sitio and Brigham as well as certain materials provided by Credit Suisse regarding a fixed exchange ratio, following which the Sitio Board authorized a counterproposal to Brigham with a fixed exchange ratio that would result in an implied ownership of 45% in the combined company by Brigham stockholders.

On August 29, 2022, Sitio delivered a revised proposal letter to representatives of Goldman Sachs (the “Sitio August 29 Proposal”) that contemplated a stock-for-stock transaction with a fixed exchange ratio of 1.097, resulting in an implied ownership of 45% in the combined company by Brigham stockholders. Sitio agreed to Brigham’s proposal to create a combined company board of directors consisting of nine members, four of which would be Brigham representatives. Sitio further agreed to Brigham’s proposal regarding employee severance matters. In response to Brigham’s suggestion in the Brigham August 25 Proposal, the Sitio August 29 Proposal contained a proposal for Brigham and Sitio to meet later that week to discuss other business terms, including dividend policy, acquisition strategy and employee matters. The Sitio August 29 Proposal also indicated Sitio’s willingness to work to immediately begin negotiating the definitive transaction documents, targeting an announcement on or before September 12, 2022.

Later that day, the Brigham Board held a meeting to discuss the Sitio August 29 Proposal, which Brigham senior management and representatives of each of Goldman Sachs and V&E attended. During the meeting, the Brigham Board, after discussion with Brigham senior management, Goldman Sachs and V&E, determined to hold firm on at least 46% ownership in the combined company for Brigham stockholders. In addition, representatives of V&E reviewed with the Brigham Board its preparation, with the assistance of Brigham senior management, of the merger agreement and certain key aspects of the merger agreement that Brigham could share with Sitio if the parties were to agree on key economic terms. The Brigham Board authorized Brigham senior management to communicate to Sitio that Brigham would (i) begin negotiating the merger agreement and other ancillary agreements if Sitio would agree to a fixed exchange ratio implying at least 46% ownership in the combined company for Brigham stockholders and (ii) to deliver an initial draft of the merger agreement to Sitio if Sitio accepted such exchange ratio. Also during the meeting, Goldman Sachs informed the Brigham Board of Party A and Party B’s withdrawal from the process.

That evening, Mr. Roosa spoke with Mr. Conoscenti to convey that Brigham would only accept a proposal in which Brigham stockholders would own at least 46% of the combined company as well at Brigham’s willingness to target September 6, 2022 for the announcement of a transaction. Also later that evening, the Sitio Board discussed the position presented by Mr. Roosa and approved and authorized management to accept Brigham’s position that its shareholders would own 46% of the combined company.

In further discussions between Mr. Roosa and Mr. Conoscenti following the Sitio Board’s approval, the parties agreed to a fixed exchange ratio implying at least 46% ownership in the combined company for Brigham stockholders. Mr. Roosa and Mr. Conoscenti also agreed to target pre-market open on September 6, 2022 for the announcement of a transaction.

On August 31, 2022, V&E provided an initial draft of the merger agreement to Davis Polk & Wardwell LLP (“Davis Polk”), Sitio’s outside legal counsel. The initial draft of the merger agreement contemplated, among other items, (i) one of the transaction structures being considered by the parties, which structure was intended, to the extent possible, to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code with respect to the holders of Brigham Class A Common Stock and Brigham Class B Common Stock and as a tax-free partnership merger transaction under Section 708 of the Code and the Treasury Regulations thereunder with respect to the Brigham Opco LLC Units held by Brigham, (ii) a non-solicitation provision applicable to Brigham and a no-talk provision applicable to Sitio, which would restrict Sitio’s ability to discuss alternative transaction proposals during the pendency of the mergers, (iii) a fiduciary-out provision applicable to Brigham, permitting the Brigham Board to terminate the merger agreement to permit Brigham to enter into a definitive agreement pursuant to a superior proposal, (iv) concurrently with the execution of the merger agreement, the delivery of lock-up and support agreements by significant holders of Sitio Class C Common Stock and Opco LP Units, (v) concurrently with the execution of the merger agreement, the delivery of a written consent approving the matters contemplated by the initial draft of the merger agreement requiring the approval of Sitio’s stockholders, executed by Sitio’s stockholders representing at least a number of shares of Sitio Common Stock sufficient to approve such matters, (vi) substantially parallel representations, warranties and interim operating covenants of each of Brigham and Sitio, in each case, customary for transactions of this type and (vii) a termination fee of 2.0% of the equity value of each respective party on the date of execution of the merger agreement payable by one party to the other in certain circumstances in the event of a termination of the merger agreement.

On August 31, 2022, representatives of Brigham, including Messrs. Roosa, John R. (“J.R.”) Sult, Jon-Al Duplantier and Richard Stoneburner, and of Sitio, including Messrs. Conoscenti, Lockshin and Morris Clark and Ms. Claire Harvey, met at the Houston office of V&E to discuss various strategic, operational and social matters related to Sitio, Brigham and the potential combined company. Matters discussed included the parties’ respective approaches to consolidation strategy, evaluating and pursuing acquisitions, underwriting process, hedging, dividends and return of capital, financing, leverage and capital allocation, governance, large shareholder considerations, shareholder communications related to the transaction, synergies, employee relations, retention and incentivization and other matters. Over the next several days, Brigham and Sitio, with the assistance of their advisors, engaged in mutual due diligence and began to consider the best strategic, operational and social policies for the combined company.

On September 1, 2022, V&E sent drafts of the registration rights agreement and form of lock-up and support agreement (the “Support Agreements”) via email to Davis Polk. The draft Support Agreements contemplated, among other things, that certain Sitio stockholders (the “Supporting Stockholders”) would be subject to (i) certain transfer and disposal restrictions on any Sitio Class A Common Stock, Sitio Class C Common Stock and Opco LP Units beneficially owned by such stockholder through closing and for 180 days thereafter, (ii) the obligation to vote in favor of the mergers via written consent and (iii) the obligation to vote in favor of directors designated by Brigham to the combined company’s board at the following annual meeting of stockholders.

On the morning of September 2, 2022, the Brigham Board held a meeting to receive an update on the discussions during the August 31, 2022 meeting with representatives of Sitio and the status of ongoing diligence and negotiations. Additionally, on September 2, 2022, representatives of Brigham’s management, Sitio, V&E, Davis Polk, Goldman Sachs and Credit Suisse met by telephonic conference to conduct a due diligence review of each company’s business, including financial and operating information, and to discuss the outlook for the combined company and potential synergies that could result from a combination.

On the evening of September 2, 2022, Davis Polk distributed a revised draft of the merger agreement to V&E, which V&E shared with members of Brigham’s senior management. The revised draft of the merger agreement distributed on September 2, 2022 contemplated, among other things, (i) Sitio’s acceptance of the inclusion of a fiduciary-out applicable to Brigham and a no-talk provision applicable to Sitio, (ii) Sitio’s acceptance of the proposed construct whereby Sitio stockholders would deliver a written consent approving the mergers concurrently with the execution of the merger agreement, subject to Brigham agreeing that none of Sitio’s stockholders would be required to deliver lock-up and support agreements in connection with the execution of the merger agreement, (iii) an obligation for Brigham to cooperate with Sitio regarding matters related to certain of Brigham’s indebtedness, including the termination of Brigham’s revolving credit facility in connection with the closing, (iv) mutual conditions to the closing of the mergers that no material adverse effect with respect to the other party shall have occurred, (v) the delivery of a tax opinion as a condition of Sitio’s obligation to consummate the closing, (vi) a right of Sitio to terminate the merger agreement and receive a termination fee if Brigham or the Brigham Board shall have breached its no solicitation obligations in any material respect and (vii) a termination fee of 3.5% (increased from 2.0% in the initial draft of the merger agreement distributed by V&E on August 31, 2022) of the equity value of each respective party on the date of execution of the merger agreement payable by one party to the other in certain circumstances where the merger agreement is terminated.

In addition, on September 2, 2022 and September 3, 2022, representatives of V&E and Davis Polk continued ongoing discussions relating to the proposed transaction structure, including a discussion of another transaction structure that would result in both Sitio and Brigham becoming wholly owned subsidiaries of a newly formed public parent company.

On September 3, 2022, the Brigham Board held a meeting, with Brigham senior management and representatives of each of Goldman Sachs and V&E participating for relevant portions. During the meeting, V&E reviewed with the Brigham Board a summary of the most current draft merger agreement, as well as the key outstanding issues subject to negotiation or diligence, including (i) the unwillingness of the Supporting Stockholders to agree to enter into lockups following the closing or to agree to vote in favor of Brigham designated directors standing for election during the 2023 annual meeting of Sitio stockholders, (ii) the size of the termination fees payable by the parties in certain circumstances, (iii) the fact that the proposed transaction structure could result in the need to amend or refinance the combined company’s indebtedness, (iv) matters related to the treatment of employees of Brigham who would continue to work for the combined company following closing. V&E also reviewed again with the Brigham Board the fiduciary duties applicable to the Brigham Board’s evaluation of the proposed mergers and merger agreement terms.

Also during this meeting, the Brigham Board was advised that the Compensation Committee of the Brigham Board (the “Brigham Compensation Committee”) would be asked to (i) consider retention and/or severance awards for members of Brigham management in connection with the mergers, and (ii) consider and make a recommendation as to the treatment of the outstanding equity awards held by Brigham management and employees in connection with the transaction, which treatment had not yet been addressed in the draft merger agreements.

Also during this meeting, the Brigham Board, together with Brigham senior management and Brigham’s advisors, discussed the closing trading prices of each of Brigham and Sitio as of the prior day, September 2, 2022. They also discussed the fact that, if a transaction were announced prior to the opening of trading on September 6, 2022, the exchange ratio of 1.133 shares of New Sitio Common Stock for each share of Brigham Class A Common Stock, which would result in Brigham stockholders receiving 46% of the combined company, would imply a 2.8% discount to Brigham’s closing stock price on September 2, 2022 of $29.40, given the closing price of Sitio Class A Stock of $25.22 on September 2, 2022. Representatives of Goldman Sachs noted, however, that the exchange ratio implied a premium of 8.4% to the final closing trading price of Brigham Class A Stock on August 2, 2022, which was the last undisturbed closing price of Brigham stock prior to media reports of Brigham exploring strategic alternatives. After discussion, the Brigham Board authorized Brigham senior management to discuss with Sitio the desire to adjust the ownership ratio upwards to 47% to provide Brigham stockholders a premium based on the most recent closing prices on September 2, 2022, in exchange for Brigham’s willingness to proceed even without the 180-day post-closing lock-ups, to which the Brigham Board and senior management ascribed significant value.

Following the meeting, Goldman Sachs, at the direction of Brigham senior management, communicated to Credit Suisse the desire to adjust the ownership ratio to 47% in exchange for which Brigham would be willing to proceed even without the 180-day post-closing lock-ups. Subsequent to this discussion, Mr. Roosa and Mr. Conoscenti had conversations regarding adjusting the ownership ratio during which time Mr. Conoscenti indicated that Sitio was unable to increase the ownership ratio any higher.

After these discussions, representatives of Davis Polk advised representatives of V&E that they had been instructed by their client to cease work on the definitive documents.

On the morning of September 4, 2022, Mr. Lockshin contacted Mr. John R. (“J.R.”) Sult of the Brigham Board. Mr. Lockshin advised Mr. Sult that Sitio would not agree to an exchange ratio any higher than 1.133, but that Mr. Lockshin would work diligently to seek Support Agreements containing lock-ups from Sitio’s three largest stockholders. Throughout the day on September 4 and into September 5, 2022, Mr. Sult and Mr. Lockshin continued to negotiate regarding the scope of the proposed Support Agreements.

On September 4, 2022, Mr. Sult and Mr. James R. Levy, members of the Brigham Compensation Committee, met with representatives of V&E to begin to discuss considerations related to the possibility of granting retention and/or severance awards to members of Brigham management and other key employees in connection with the mergers.

Later in the day on September 4, 2022, the Brigham Board convened a meeting to discuss the status of negotiations with respect to the merger agreement, including the Support Agreements to be entered into at signing with the Supporting Stockholders. Mr. Roosa and Mr. Sult each provided updates to the full Brigham Board with respect to their discussions with Sitio representatives. The Brigham Board, after discussing with its advisors, was supportive of continuing to work towards a September 6, 2022 announcement of a transaction at a 46% ownership ratio (at the previously agreed exchange ratio of 1.133), and authorized Mr. Sult to continue to negotiate with Mr. Lockshin regarding the Support Agreements.

On the afternoon of September 4, 2022, V&E and Davis Polk met by telephonic conference to negotiate outstanding points in the merger agreement. The Brigham Compensation Committee convened later that evening to evaluate whether it would be in the best interests of Brigham’s stockholders to seek to negotiate in the merger agreement for the ability to make retention and/or severance awards to members of Brigham management and other key employees, including to incentivize outstanding performance through closing of the transactions, to reward extraordinary efforts that would be demanded of certain management members in connection with consummating the mergers, and as consideration for restrictive covenants that would be beneficial to the combined company shareholders following the closing, noting that no members of the Brigham management team were bound by any restrictive covenants. At that meeting, the Brigham Compensation Committee determined to authorize Mr. Roosa to request that Sitio permit the Brigham Compensation Committee to make retention awards during the pendency of the mergers to all members of Brigham management and other key employees, including retention awards of $6.63 million in the aggregate for Brigham’s three named executive officers and Mr. Brigham. The Brigham Compensation Committee also determined it was not appropriate to request any modifications to the treatment of outstanding Brigham equity awards in connection with the mergers, and instructed V&E to provide in the merger agreement that all outstanding equity awards held by Brigham directors, management and employees be treated in accordance with their original terms. Mr. Roosa subsequently communicated to Mr. Conoscenti the request regarding the retention awards, which request was discussed further by Mr. Lockshin and Mr. Sult over the course of that evening and the following day.

Beginning early on the morning of September 5, 2022, V&E and Davis Polk continued to exchange drafts of the merger agreement and other transaction documents. Davis Polk sent V&E revised drafts of the Support Agreements, contemplating different terms for each of (i) KMF DPM HoldCo, LLC (“KMF”) and Chambers DPM HoldCo, LLC (“Chambers”, and together with KMF, “Kimmeridge”), (ii) BX Royal Aggregator LP, a Delaware limited partnership (“Royal Aggregator”) and Rock Ridge (together with Royal Aggregator, “Blackstone”) and (iii) SEL and PMA (together with SEL, “Oaktree”), including that Blackstone would not be subject to any lock-up restrictions pursuant to its Support Agreement and that Kimmeridge would agree to vote in favor of the election of directors designated by Brigham to be nominated to the board of directors of the combined company at the 2023 annual meeting of stockholders of the combined company pursuant to its Support Agreement. V&E sent a revised draft of the merger agreement to Davis Polk, which contemplated, among other things, (i) that Sitio will obtain the requisite approval of its stockholders via written consent as promptly as reasonably practicable following the effectiveness of this consent solicitation statement/proxy statement/prospectus, (ii) that the Supporting Stockholders will deliver support agreements within twenty-four (24) hours of the execution of the merger agreement, (iii) Brigham’s acceptance of Sitio’s proposed increased termination fees equal to approximately 3.5% of the equity value of each respective party on the date of execution of the merger agreement, payable by one party to the other in certain circumstances where the merger agreement is terminated and (iv) the most recent transaction structure being considered by the parties pursuant to which Sitio and Brigham would become wholly owned subsidiaries of a newly formed public parent company.

Also on the morning of September 5, 2022, Blake Williams, Brigham’s Chief Financial Officer, Mr. Conoscenti, Carrie Osicka, Sitio’s Chief Financial Officer, and representatives of Goldman Sachs held a discussion regarding refinancing Sitio’s acquisition financing and the anticipated pro forma liquidity of the combined company.

Throughout the day on September 5, 2022, V&E and Davis Polk and representatives of Sitio and Brigham held multiple discussions to finalize outstanding items in the merger agreement and related disclosure schedules, including, among other things, to provide that (i) Sitio would not be subject to a no-talk obligation, which Sitio viewed as no longer acceptable given the change in transaction structure requiring the delay in Sitio stockholder approval until after the effectiveness of the registration statement and (ii) Brigham would be permitted to grant retention awards of up to $5.304 million in the aggregate to its three named executive officers and Mr. Brigham between signing and closing with the caveat that the aforementioned named executive officers would not be entitled to participate in the employee severance plan that would include other management members.

In the afternoon of September 5, 2022, Brigham executed an engagement letter with Goldman Sachs setting forth the terms of Goldman Sachs’ engagement as Brigham’s financial advisor in connection with the mergers, the initial draft of which was provided by Goldman Sachs on August 30, 2022.

In the evening of September 5, 2022, V&E provided members of Brigham’s senior management and the Brigham Board with a presentation that summarized and explained the substantially final terms of the merger agreement and reviewed the fiduciary duties of the Brigham Board in evaluating and approving the mergers. Goldman Sachs presented to members of Brigham’s senior management and the Brigham Board its financial analyses of the proposed mergers.

Also in the evening of September 5, 2022, the members of Sitio’s management and representatives of Davis Polk presented and summarized to the Sitio Board the substantially final terms of the merger agreement and reviewed the fiduciary duties of the Sitio Board in evaluating and approving the mergers. Credit Suisse reviewed and discussed its financial analyses with respect to Sitio, Brigham and the proposed mergers. Thereafter, at the request of Sitio Board, Credit Suisse rendered its oral opinion to the Sitio Board (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Sitio Board dated the same date) as to, as of September 5, 2022, the fairness, from a financial point of view, to Sitio of the exchange ratio provided in the Brigham Merger and the Opco Merger pursuant to the merger agreement.

Thereafter, the Sitio Board approved the merger agreement and the consummation of the mergers and determined that the merger agreement and the mergers are advisable, fair to, and in the best interests of, Sitio and its stockholders, and resolved to recommend that stockholders approve the adoption of the merger agreement.

Overnight on September 5, 2022 and into the morning on September 6, 2022, V&E and Davis Polk completed negotiations on the merger agreement and other transaction documents, including the disclosure schedules that correspond with the merger agreement and forms of each of Support Agreements to be entered into following the execution of the merger agreement.

Early in the morning on September 6, 2022, V&E provided proposed final drafts of the merger agreement, together with related disclosure schedules and exhibits, and the Support Agreements to the Brigham Board, and the Brigham Board met to review and discuss the proposed final documents. At this meeting, Goldman Sachs verbally rendered its opinion to the Brigham Board (which was subsequently confirmed in writing by delivery of Goldman Sachs’s written opinion dated September 6, 2022 addressed to the Brigham Board), to the effect that, based upon and subject to the limitations, qualifications and assumptions set forth therein, as of the date of the opinion, the exchange ratio pursuant the merger agreement was fair from a financial point of view to the holders of Brigham Class A Common Stock and Brigham Class B Common Stock (other than the holders of certain excluded shares of Brigham Class A Common Stock and Brigham Class B Common Stock), in respect of their shares of Brigham Class A Common Stock and Brigham Class B Common Stock taken in the aggregate.

Thereafter, the Brigham Board (i) approved, adopted and declared advisable the merger agreement and the consummation of the mergers, (ii) declared that the merger agreement and the merger transactions are fair to, advisable and in the best interests of, Brigham and Brigham’s stockholders, (iii) authorized and approved entry into the merger agreement and consummation of the mergers and (iv) resolved to recommend that Brigham’s stockholders vote in favor of the proposals contemplated by the merger agreement.

Shortly following the conclusion of the Brigham Board meeting, the parties entered into the merger agreement. Following the execution of the merger agreement, each of Kimmeridge, Oaktree and Blackstone executed their respective Support Agreements. That same day, prior to the opening of U.S. stock markets, Brigham and Sitio issued a joint press release announcing the proposed mergers and later that day hosted a joint conference call to discuss the mergers. Each of Brigham and Sitio filed a Current Report on Form 8-K with the SEC announcing the mergers.

Sitio Board’s Recommendation; Reasons for the Mergers

At a meeting of the Sitio Board on September 5, 2022, after careful consideration, the Sitio Board unanimously:

•	approved and declared advisable the merger agreement and the consummation of the mergers;

•	declared that the merger agreement and the mergers are fair to, and in the best interests of, Sitio;

•	authorized and approved entry into the merger agreement and consummation of the mergers, on the terms set forth in the merger agreement; and

•

recommended that Sitio’s stockholders approve and adopt the merger agreement and the mergers by executing and returning the written consent furnished with this consent solicitation statement/proxy statement prospectus.

In arriving at this determination and recommendation, the Sitio Board reviewed and discussed a significant amount of information and consulted with Sitio’s management, legal advisors and financial advisors. The following are some of the significant factors that supported its decision to approve the merger agreement (not necessarily in order of relative importance):

•	The Sitio Board’s belief that, after a thorough review, the mergers were more favorable to Sitio’s stockholders than the potential value that might result from other alternatives available, including remaining an independent company, or pursuing a significant acquisition or other business combination.

•

The Sitio Board’s belief that scale is extremely important in the minerals business, as it enhances the ability to drive greater consolidation, improves access to capital, and reduces volatility caused by asset concentration, and the fact that the combination with Brigham will provide material scale to the business.

•	The Sitio Board’s belief, after a comprehensive technical analysis, that the high-quality nature of the Brigham assets, particularly in the Permian Basin, will provide value to Sitio’s stockholders.

•	The Sitio Board’s belief that increased diversification in properties, operators and exposure to specific basins will provide value to Sitio’s stockholders.

•

The Sitio Board’s expectations relating to the aggregate value of New Sitio’s Common Stock to be retained by Sitio’s current stockholders after giving effect to the combination of Sitio’s and Brigham’s businesses, relative to the value of the Sitio Common Stock on a standalone basis if Sitio were not to engage in the mergers, including the fact that, following the mergers, Sitio’s stockholders will have the opportunity to participate in the potential value created by combining Sitio and Brigham and benefit from any increases in the value of New Sitio’s Common Stock.

•	The financial and other terms and conditions of the merger agreement as reviewed by the Sitio Board.

•	The Sitio Board’s belief that the anticipated size of the combined company’s public float relative to Sitio’s public float will widen the viable universe of potential investors.

•	The Sitio Board’s belief that all of the conditions to closing would be satisfied.

•

The fact that the holders of approximately 83.7% of the outstanding Sitio Common Stock were willing to enter into support agreements committing such holders to approve the merger agreement, which significantly reduces deal uncertainty.

•	The thoroughness of Sitio’s due diligence examinations of Brigham and discussions with Brigham’s management and financial and legal advisors.

•

The financial analysis reviewed by Credit Suisse with the Sitio Board as well as the oral opinion of Credit Suisse rendered to the Sitio Board on September 5, 2022 (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Sitio Board dated September 5, 2022), as to the fairness, from a financial point of view, to Sitio, of the exchange ratio provided in the Brigham Merger and the Opco Merger pursuant to the merger agreement (as more fully described under “—Opinion of Sitio’s Financial Advisor”).

The Sitio Board also considered and balanced against the potentially positive factors a number of uncertainties, risks and other countervailing factors in its deliberations concerning the mergers and the merger agreement, including the following (not necessarily in order of relative importance):

•

The risks and contingencies relating to the announcement and pendency of the mergers, including the potential for diversion of Sitio’s management team and employee attention and the potential effect of the restrictions on the conduct of Sitio’s business during the period between the execution of the merger agreement and the Closing, as set forth in the merger agreement.

•

The fact that the restrictions on Sitio’s conduct of business prior to completion of the mergers could delay or prevent Sitio from undertaking business opportunities that may arise or taking other actions with respect to its operations during the pendency of the mergers.

•

The requirement that Sitio pay Brigham a termination fee of $75 million if the merger agreement is terminated in certain circumstances, including for Sitio to enter into a Sitio Competing Proposal, should one be made.

•

The fact that the market price of Sitio Class A Common Stock could be adversely affected by many factors, including: (i) if the merger agreement is terminated, the reason or reasons for such termination and whether such termination resulted from factors adversely affecting Sitio; and (ii) the possible sale of Sitio Class A Common Stock by short-term investors following an announcement that the merger agreement was terminated.

•	The fact that the analyses and unaudited forecasted financial information on which the Sitio Board relied are uncertain.

•	The fees and expenses associated with negotiating the merger agreement and completing the mergers.

•

The fact that the executive officers and directors of Sitio have certain interests in the mergers that may be different from, or in addition to, the interests of Sitio’s stockholders generally. See the section entitled “The Mergers—Interests of Sitio’s Directors and Officers in the Mergers.”

•	The Sitio Board also considered other risks of the type and nature described under the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.”

After taking into account the factors set forth above, as well as others, the Sitio Board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the mergers were outweighed by the potential benefits of the mergers to Sitio’s stockholders.

The foregoing discussion of factors considered by the Sitio Board is not intended to be exhaustive but summarizes the material factors considered by the Sitio Board. In light of the variety of factors considered in connection with their evaluation of the merger agreement and the transactions contemplated thereby, the Sitio Board did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Sitio Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Sitio Board based its recommendation on the totality of the information presented, including discussions with Sitio’s management team, Davis Polk and Credit Suisse.

It should be noted that this explanation of the reasoning of the Sitio Board and the Sitio Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements.”

Brigham Board’s Recommendation; Reasons for the Mergers

By unanimous vote, the Brigham Board, at a meeting held on September 6, 2022, (i) declared the merger agreement and the transactions contemplated thereby, including the Brigham Merger, fair to, and in the best interests of, Brigham and the Brigham stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated thereby, including the Brigham Merger, and (iii) directed that the merger agreement be submitted to the Brigham stockholders for adoption at a meeting of such stockholders and recommended that the Brigham stockholders vote in favor of the adoption of the merger agreement and the transactions contemplated thereby, including the Brigham Merger. The Brigham Board unanimously recommends that Brigham stockholders vote “FOR” the Brigham merger proposal and “FOR” the Brigham compensation proposal.

In evaluating the merger agreement, the Brigham Merger and the other transaction documents (including the transactions contemplated thereby), the Brigham Board consulted with Brigham’s senior management, outside legal counsel and financial advisors. The Brigham Board determined that entering into the merger agreement with Sitio provided the best alternative for maximizing stockholder value reasonably available to Brigham, including when compared to continuing to operate on a standalone going concern basis, strategic combinations with other counterparties and potential monetization opportunities.

In recommending that Brigham stockholders vote their shares of Brigham common stock in favor of adoption of the merger agreement, the Brigham Board also considered a number of factors, including the following factors (not necessarily in order of relative importance) which the Brigham Board viewed as generally positive or favorable to its determination, approval and related recommendation:

Attractive Value and Merger Consideration. The attractive value and nature of the consideration to be received in the Brigham Merger by Brigham stockholders, including the fact that:

•

the stock-for-stock merger allows Brigham stockholders to participate in the value of the combined company, including expected future growth, which the Brigham Board viewed as an important opportunity for Brigham stockholders to enhance long-term returns;

•

based on the closing trading price of Sitio Class A Common Stock of $25.22 on September 2, 2022, the merger consideration represented an implied value of $28.57 per share of Brigham Class A Common Stock, a premium of 8.4% to the closing trading price of Brigham Class A Common Stock on August 2, 2022 (the last trading day that the stock price of Brigham Class A Common Stock was “unaffected” by prevailing reports that Brigham was exploring strategic alternatives);

•

Brigham stockholders were expected to own approximately 46% of the combined company on a pro forma basis, based on the expected capitalization of the combined company as of the time of execution of the merger agreement; and

•

as a result of the merger, Sitio’s public float was expected to increase by 5.8x from approximately $320 million to approximately $1.9 billion based on the closing trading price of Sitio Class A Common Stock as of September 2, 2022, which should provide Brigham stockholders who receive Sitio Class A Common Stock in the merger with greater trading liquidity than is currently available for Brigham common stock.

Benefits of a Combined Company. The belief of the Brigham Board that the company resulting from a merger of Sitio and Brigham would be well positioned to achieve future growth and generate additional returns for Brigham’s former stockholders, including as a result of:

•

the benefits associated with consolidating 259,510 net royalty acres across all major active U.S. oil basins, including 182,525 net royalty acres within the Permian Basin, the most active oil basin in the U.S. with a robust inventory of high-quality oil and gas assets;

•	increased access to capital and the scale to execute on larger-sized acquisition opportunities;

•	continued commitment to profitable operations via cost efficiencies and competitive, high operating margins of both Sitio and Brigham merging in the combined company;

•

strengthening the combined company’s ability to return capital to stockholders, compared to Sitio and Brigham on a standalone going concern basis, as a result of the benefits of the increased scale of the combined company, enhanced margins and better access to capital, leading to accelerated consolidation potential;

•	increased float and trading liquidity;

•	the fact that the combined company, while more levered than Brigham on a standalone going concern basis, will remain conservatively levered;

•	increased exposure to the Eagle Ford Shale by virtue of Sitio’s significant existing presence in the Eagle Ford Shale, which Brigham is not currently active within;

•

expected annual operating synergies of approximately $15 million, resulting in a reduction in Sitio’s projected cash general and administrative expense per boe from $2.31 based on the mid-point of Sitio’s previously reported guidance for the second half of 2022 to $1.69 based on the mid-point of the combined company’s guidance for the twelve months ended June 30, 2023, associated with the following:

•	consolidating the ownership of 182,525 NRAs within the Permian Basin;

•

utilizing investments made in technology by both Sitio and Brigham should allow the combined company to continue to consolidate the highly fragmented oil and gas mineral and royalty sector with limited additional overhead;

•

leveraging existing proprietary data management systems of each of Brigham and Sitio to further streamline operations and ensure timely and accurate cash collections on royalties owned by the combined company; and

•

increased scale and enhanced credit profile is expected to further the combined company’s ability to achieve consolidation, improve access to capital and reduce the overall cost of capital relative to Sitio and Brigham on a standalone going concern basis;

•	continued commitment to prioritizing best practices with respect to corporate governance and on enhancing environmental, social and governance capabilities;

•

Sitio’s proven track record of successfully executing on large-scale mineral acquisitions and consolidation in the highly-fragmented minerals sector in transactions involving both private and public counterparties and for consideration constituting cash and/or equity securities;

•	the caliber of Sitio’s executive management team, which is expected to continue as the executive management team of the combined company; and

•

the quality and experience of the Sitio board members, five of whom are expected to remain on the combined company board, and the fact that four board members from the current Brigham Board are expected to join the board of the combined company.

Continuation of Standalone Brigham. The Brigham Board’s consideration of Brigham’s business, prospects and other strategic opportunities, and the Brigham Board’s belief that there are certain risks associated with continuing to operate as a standalone going concern, including:

•

the risk that it will become increasingly difficult for Brigham to grow its net royalty acre position through large-scale acquisitions in light of increasing competition from larger public and private acquirors within the minerals sector that have better access to lower-cost of capital by virtue of their scale;

•

the risks and uncertainties related to the evolving macro-economic environment, including a general decline in the economy and economic conditions, rising interest rates and inflation, which have had a negative impact on crude oil demand and the availability and cost of capital, which risks are relatively greater were Brigham to continue to operate as a standalone going concern with a smaller market capitalization than the combined company;

•	the risk that Brigham may not be successful with respect to executing on large-scale acquisitions; and

•	the higher costs associated with maintaining operations as a standalone going concern.

The Brigham Board also considered the following factors as being generally positive or favorable in making its determination, approval and related recommendation:

Alternative Combination Transactions. The Brigham Board considered alternative transactions and, following review of such alternatives with the assistance of Brigham’s management and Goldman Sachs, and after taking into account the results of outreach to potential other counterparties described in “Background of the Mergers,” believed that it was unlikely that an alternative bidder would consummate a transaction on superior terms, and that would provide Brigham stockholders more valuable consideration, than provided in connection with the mergers;

Opportunity to Receive Competing Proposals and to Change the Brigham Board’s Recommendation Upon Receipt of a Superior Proposal. The Brigham Board considered the terms of the merger agreement related to Brigham’s ability to respond to unsolicited acquisition proposals and determined that third parties would be unlikely to be deterred from making an acquisition proposal by the provisions of the merger agreement, including because the Brigham Board may, under certain circumstances, furnish information or enter into discussions in connection with an acquisition proposal or terminate the merger agreement to enter into an alternative acquisition agreement providing for a superior proposal. In this regard, the Brigham Board considered that:

•

subject to its compliance with the merger agreement, the Brigham Board can change its recommendation to Brigham stockholders with respect to the approval and adoption of the merger agreement prior to the approval and adoption of the merger agreement by the vote of its stockholders if it determines, with respect to a superior proposal or an intervening event, in good faith (after consultation with its outside legal counsel) that the failure to take such action would be inconsistent with the Brigham Board’s fiduciary duties under applicable law;

•

subject to its compliance with the merger agreement, the Brigham Board may terminate the merger agreement in order to enter into an alternative acquisition agreement providing for a superior proposal; and

•

while the merger agreement contains a termination fee of $65.0 million, representing approximately 3.5% of Brigham’s equity value at signing, that Brigham would be required to pay to Sitio in certain circumstances, including if (i) Sitio terminates the merger agreement in connection with a change in the Brigham Board’s recommendation to stockholders with respect to approval and adoption of the merger agreement, (ii) Brigham terminates the merger agreement in order to enter into an alternative acquisition agreement providing for a superior proposal or (iii) under certain circumstances, within six months of termination of the merger agreement, Brigham enters into or recommends an agreement in respect of any acquisition proposal, or a transaction in respect of any acquisition proposal with respect to Brigham is consummated, the Brigham Board believed that this fee is reasonable in light of the circumstances and the overall terms of the merger agreement, consistent with fees in comparable transactions, and not preclusive of other offers.

Post-Merger Corporate Governance. The Brigham Board considered that the merger agreement provides that the Sitio Board must take all necessary corporate action to appoint four members of the Brigham Board as directors of the combined company, which will consist of nine directors in total;

Tax Considerations. The Brigham Board considered that the Brigham Merger is intended to qualify, to the extent possible, as a tax-free “reorganization” within the meaning of Section 368(a) of the Code and as part of a transaction described in Section 351 of the Code, in each case, with respect to the holders of Brigham Class A Common Stock and Brigham Class B Common Stock and that the Opco Merger is intended to qualify, to the extent possible, as a tax-free partnership merger transaction under Section 708 of the Code and the Treasury Regulations thereunder with respect to the Opco LLC Units held by Brigham;

Opinion of Brigham’s Financial Advisor. The Brigham Board considered the opinion of Goldman Sachs, dated September 6, 2022, to the Brigham Board as to the fairness, from a financial point of view, to the holders of the Brigham Class A Common Stock and Brigham Class B Common Stock (other than the holders of certain excluded shares of Brigham Class A Common Stock and Brigham Class B Common Stock), in the aggregate, of the exchange ratio provided for pursuant to the merger agreement, which opinion was based on and subject to various assumptions made, procedures followed, qualifications, limitations and other matters considered, as more fully described below in the section entitled “The Mergers—Opinion of Brigham’s Financial Advisor—Opinion of Goldman Sachs & Co. LLC” beginning on page 76;

Terms of the Merger Agreement. The Brigham Board reviewed and considered that the terms of the merger agreement, taken as a whole, including the parties’ representations, warranties and covenants, and the circumstances under which the merger agreement may be terminated, in its belief, are reasonable. The Brigham Board also reviewed and considered the conditions to the completion of the merger and concluded that while the completion of the merger is subject to various regulatory approvals, such approvals were not likely to prevent the completion of the merger;

Support Agreements. The Brigham Board expected to obtain, and did obtain, Support Agreements from the Supporting Stockholders. The Brigham Board considered that Kimmeridge, Oaktree and Blackstone, holding, as of September 6, 2022, approximately 49.0%, 9.9% and 24.8% of the combined voting power of the issued and outstanding shares of Sitio Common Stock, respectively, had entered into Support Agreements committing each Supporting Stockholder, among other things, (i) to vote (including via written consent) in favor of the adoption of the merger agreement, the Sitio Merger and the other transactions contemplated by the merger agreement, (ii) with respect to Kimmeridge, to vote in favor of the election of directors designated by Brigham to be nominated to the board of directors of the combined company at the 2023 annual meeting of stockholders of the combined company and, (iii) with respect to Kimmeridge and Oaktree, not to transfer or otherwise dispose of any Sitio Class A Common Stock, Sitio Class C Common Stock or Opco LP Units beneficially owned by them, other than certain permitted transfers, during the terms of their respective Support Agreements; and

Management Recommendation. The Brigham Board considered the senior management of Brigham’s recommendation in favor of entering into the merger agreement.

The Brigham Board also considered a number of uncertainties, risks and factors it deemed generally negative or unfavorable in making its determination, approval and related recommendation, including the following (not necessarily in order of relative importance):

Merger Consideration. The Brigham Board considered that, because the merger consideration is based on a fixed exchange ratio rather than a fixed value, Brigham stockholders bear the risk of a decrease in the trading price of Sitio common stock during the pendency of the mergers and the fact that the merger agreement does not provide Brigham with a value-based termination right;

Dividends. The combined company expects to pay dividends at a payout ratio of at least 65%, as compared to a payout ratio of 70-80% utilized by Brigham on a standalone basis;

Interim Operating Covenants. The Brigham Board considered the restrictions on the conduct of Brigham’s and its subsidiaries’ businesses during the period between the execution of the merger agreement and the completion of the merger as set forth in the merger agreement;

Risks Associated with the Pendency of the Merger. The risks and contingencies relating to the announcement and pendency of the mergers (including the likelihood of litigation or other opposition brought by or on behalf of Brigham stockholders or Sitio stockholders challenging the mergers and the other transactions contemplated by the merger agreement) and the risks and costs to Brigham if the mergers are not completed in a timely manner or if the mergers do not close at all, including potential employee attrition, the impact on Brigham’s relationships with third parties and the effect termination of the merger agreement may have on the trading price of Brigham common stock and Brigham’s operating results;

Competing Proposals; Termination Fees. The Brigham Board considered the possibility that a third party may be willing to enter into a strategic combination with Brigham on terms more favorable than the Brigham Merger. In connection therewith, the Brigham Board considered the terms of the merger agreement relating to no-shop covenants and termination fees, and the potential that such provisions might deter alternative bidders that might have been willing to submit a superior proposal to Brigham, particularly in light of the fact that Brigham had solicited indications of interest from a targeted group of potential counterparties identified prior to entering into the merger agreement. The Brigham Board also considered that, under specified circumstances,

Brigham may be required to pay a termination fee or expenses in the event the merger agreement is terminated and the effect this could have on Brigham, including:

•

the possibility that the termination fee could discourage other potential parties from making a competing offer, although the Brigham Board believed that the termination fee was reasonable in amount and would not unduly deter any other party that might be interested in making a competing proposal; and

•

if the mergers are not consummated, Brigham will pay its own expenses incident to preparing for and entering into and carrying out its obligations under the merger agreement and the transactions contemplated thereby;

Regulatory Approval. The Brigham Board considered that the mergers and the related transactions require regulatory approval to complete such transactions and the risk that the applicable governmental entities may seek to impose unfavorable terms or conditions, or otherwise fail to grant, such approval;

Interests of Certain Brigham Directors and Executive Officers. The Brigham Board considered that Brigham’s directors and executive officers may have interests in the mergers that may be different from, or in addition to, those of Brigham stockholders. For more information about such interests, see below under the heading “—Interests of Brigham’s Directors and Executive Officers in the Mergers” beginning on page 94;

Merger Costs. The costs associated with the completion of the mergers, including the Brigham management team’s time and energy and potential opportunity cost;

Leverage. The incrementally higher leverage to which the combined company would be subject relative to Brigham on a standalone going concern basis and the fact that the proposed transaction structure could result in the necessity to amend or refinance the combined company’s indebtedness;

Large Stockholders. A large portion of the common stock of the combined company will be held by a small group of large stockholders, and future sales of the combined company’s common stock in the public market by its large stockholders could adversely affect the trading price of the combined company’s common stock;

Public Company Management Experience. Sitio’s executive management team, which is expected to continue as the executive management team of the combined company, has limited experience in the management of a publicly traded company; and

Other Risks. The Brigham Board considered risks of the type and nature described under the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” beginning on pages 31 and 46, respectively.

The Brigham Board believed that, overall, the potential benefits of the mergers to Brigham stockholders outweighed the risks and uncertainties of the mergers.

The foregoing discussion of factors considered by the Brigham Board is not intended to be exhaustive, but includes the material factors considered by the Brigham Board. In light of the variety of factors considered in connection with its evaluation of the merger, the Brigham Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Brigham Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Brigham Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Brigham Board based its recommendation on the totality of the information presented.

Opinion of Sitio’s Financial Advisor

Opinion of Credit Suisse Securities (USA) LLC

On September 5, 2022, Credit Suisse rendered its oral opinion to the Sitio Board (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Sitio Board dated the same date) as to, as of September 5, 2022, the fairness, from a financial point of view, to Sitio of the exchange ratio provided in the Brigham Merger and the Opco Merger pursuant to the merger agreement.

Credit Suisse’s opinion was directed to the Sitio Board (in its capacity as such), and only addressed the fairness, from a financial point of view, to Sitio of the exchange ratio provided in the Brigham Merger and the Opco Merger pursuant to the merger agreement in the manner set forth therein, and did not address any other aspect or implication (financial or otherwise) of the mergers. The summary of Credit Suisse’s opinion in this consent solicitation statement/proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex H to this consent solicitation statement/proxy statement/prospectus and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Credit Suisse in preparing its opinion. However, neither Credit Suisse’s written opinion nor the summary of its opinion and the related analyses set forth in this consent solicitation statement/proxy statement/prospectus are intended to be, and they do not constitute, advice or a recommendation to any securityholder as to how such holder should vote or act on any matter relating to the mergers or otherwise.

In arriving at its opinion, Credit Suisse:

•	reviewed a draft dated September 5, 2022 of the merger agreement and certain publicly available business and financial information relating to Brigham and Sitio;

•	reviewed certain other information relating to Brigham and Sitio, including:

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financial forecasts relating to the Brigham provided to us by Sitio’s management (referred to in this section as the “Sitio Projections for Brigham”) reflecting alternative commodity price assumptions provided by Sitio’s management;

•

financial forecasts relating to Sitio provided to us by Sitio’s management (referred to in this section as the “Sitio Projections”) reflecting alternative commodity price assumptions provided by Sitio’s management;

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riskings for financial forecasts associated with specified oil and gas reserve categories for Brigham and Sitio provided to us by Sitio’s management (referred to in this section as the “Riskings for Brigham and Sitio”); and

•

certain publicly available market data regarding future oil and gas commodity pricing reviewed and discussed with us by Sitio’s management (referred to in this section as the “Publicly Available Future Oil Pricing Data”);

•	met with the managements of Sitio and Brigham and certain of their respective representatives and discussed the businesses and prospects of Sitio and Brigham;

•

reviewed estimates prepared and provided to us by the management of Sitio with respect to the cost savings, net of costs necessary to achieve such cost savings (referred to in this section as the “Synergies Estimates”), anticipated by such management to result from the merger;

•

considered certain financial and stock market data of Sitio and Brigham, and compared that data with similar data for other companies with publicly traded equity securities in businesses Credit Suisse deemed similar to those of Sitio and Brigham; and

•	considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Credit Suisse deemed relevant.

In connection with its review, Credit Suisse did not independently verify any of the foregoing information, and Credit Suisse assumed and relied upon such information being complete and accurate in all respects material to its analyses and opinion. With respect to Sitio Projections for Brigham (including the alternative commodity pricing assumptions), Credit Suisse was advised by the management of Sitio, and Credit Suisse assumed, with Sitio’s consent, that such forecasts and estimates were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Sitio as to the future financial performance of Brigham. With respect to Sitio Projections (including the alternative commodity pricing assumptions), Credit Suisse was advised by the management of Sitio, and Credit Suisse assumed, with Sitio’s consent, that such forecasts and estimates were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Sitio as to the future financial performance of Sitio. With respect to the Riskings for Brigham and Sitio, Credit Suisse was advised by the management of Sitio, and Credit Suisse assumed, with Sitio’s consent, that such riskings have been reasonably prepared in good faith on bases reflecting such management’s best currently available estimates and judgments as to the appropriate riskings for financial forecasts associated with specified oil and gas reserve categories for Brigham and Sitio, as applicable. With respect to the Synergies Estimates, Credit Suisse had been advised by the management of Sitio, and Credit Suisse had assumed with consent of the Sitio Board, that such estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Sitio as to the cost savings, net of costs necessary to achieve such cost savings, anticipated by such management to result from the merger, and will be realized in the amounts and the times indicated thereby. At the direction of the Sitio Board, Credit Suisse assumed that the Sitio Projections for Brigham, the Sitio Projections, the Riskings for Brigham and Sitio, the Synergies Estimates and the Publicly Available Future Oil Pricing Data were a reasonable basis upon which to evaluate Sitio, Brigham and the mergers, and at the direction of the Sitio Board, Credit Suisse relied upon the Sitio Projections for Brigham, the Sitio Projections, the Riskings for Brigham and Sitio, the Synergies Estimates and the Publicly Available Future Oil Pricing Data for purposes of its analyses and opinion. Credit Suisse expressed no view or opinion with respect to the Sitio Projections for Brigham, the Sitio Projections, the Riskings for Brigham and Sitio, the Synergies Estimates and the Publicly Available Future Oil Pricing Data, or the assumptions and methodologies upon which any of the foregoing were based.

Credit Suisse assumed with the consent of the Sitio Board that the mergers would qualify for its intended tax treatment as contemplated by the merger agreement. Credit Suisse also assumed, with Sitio’s consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Brigham, Sitio or the contemplated benefits of the mergers, and that the mergers contemplated by the merger agreement, including the Brigham Merger, the Sitio Merger and the Opco Merger, would be consummated in compliance with all applicable laws and regulations and in accordance with the terms of the merger agreement, without waiver, modification or amendment of any term, condition or agreement thereof that would be material to Credit Suisse’s analyses or opinion. In addition, Credit Suisse was not requested to, and did not, make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Brigham or Sitio, and Credit Suisse was not furnished with any such evaluations or appraisals. With the consent of the Sitio Board, Credit Suisse assumed that the final form of the merger agreement, when executed by the parties thereto, would conform to the draft reviewed by it in all respects material to its analyses and opinion.

Credit Suisse had been advised and, for purposes of its analyses and opinion, assumed, that there was, and as of the closing of the mergers would be, an outstanding share of Brigham Class B Common Stock associated with each outstanding unit of Opco LLC not held by Brigham, that each holder of outstanding shares of Brigham Class B Common Stock held, and as of the closing of the mergers would hold, an equivalent number of units of Opco LLC and that, pursuant to the Amended and Restated Limited Liability Agreement of Opco LLC, dated as of April 23, 2019 (the “BMH LLC Agreement”), holders of units other than Brigham have the right to require Opco LLC to redeem its units together with the associated shares of Brigham Class B Common Stock for, at the election of Opco LLC, an equal number of shares of Brigham Class A Common Stock or cash based on the fair market value of Brigham Class A Common Stock as determined in accordance with the BMH LLC Agreement, and, consequently, for purposes of its analyses and opinion, at the Sitio’s direction, Credit Suisse treated one share of Brigham Class B Common Stock and the associated unit as a single integrated security equivalent in value and identical in all other respects to a share of Brigham Class A Common Stock. Credit Suisse also had been advised and, for purposes of its analyses and opinion, assumed, that there was, and as of the closing of the mergers there would be, an outstanding share of Sitio Class C Common Stock associated with each outstanding unit of Opco LP not held by Sitio, that each holder of outstanding shares of Sitio Class C Common Stock held, and as of the closing of the mergers would hold, an equivalent number of units of Opco LP and that, pursuant to the Second Amended and Restated Agreement of Limited Partnership of Opco LP, dated as of June 7, 2022 (the “Opco LP Agreement”), holders of units other than Sitio have the right to require Opco LP to redeem its units together with the associated shares of Sitio Class C Common Stock for, at the election of Opco LP, an equal number of shares of Sitio Class A Common Stock or cash based on the fair market value of Sitio Class A Common Stock as determined in accordance with the Opco LP Agreement, and, consequently, for purposes of its analyses and this opinion, at the direction of the Sitio Board, Credit Suisse treated one share of Sitio Class C Common Stock and the associated unit as a single integrated security equivalent in value and identical in all other respects to a share of Sitio Class A Common Stock. In addition, the financial forecasts for Brigham and Sitio, relied upon by Credit Suisse at direction of the Sitio Board, included tax assumptions of Sitio reflecting the conversion of the outstanding Brigham Class B Common Stock (and the associated Opco LLC units) into Brigham Class A Common Stock, in the case of Brigham, and the outstanding Sitio Class C Common Stock (and the associated Opco LP units) into Sitio Class A Common Stock, in the case of Sitio.

Credit Suisse’s opinion addressed only the fairness, from a financial point of view, to Sitio of the exchange ratio provided in the Brigham Merger and the Opco Merger pursuant to the Agreement, after giving effect to the Sitio Merger, pursuant to the merger agreement in the manner set forth therein, and did not address any other aspect or implication (financial or otherwise) of the merger or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the form or structure of the mergers and the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received or otherwise payable to any officers, directors, employees, securityholders or affiliates of any party to the mergers, or class of such persons, relative to the exchange ratio or otherwise. Furthermore, Credit Suisse did not express any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, intellectual property, tax, environmental, executive compensation or other similar professional advice. Credit Suisse assumed that Sitio had or would obtain such advice or opinions from the appropriate professional sources. The issuance of Credit Suisse’s opinion was approved by its authorized internal committee.

Credit Suisse’s opinion was necessarily based upon information made available to Credit Suisse as of the date of its opinion and upon financial, economic, market and other conditions as they existed and could be evaluated on the date of its opinion. Credit Suisse did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion. Credit Suisse did not express any opinion as to what the value of shares of New Sitio Class A Common Stock, shares of New Sitio Class C Common Stock or units of Opco LP actually will be when issued in the mergers pursuant to the merger agreement or the prices or ranges of prices at which any securities of Brigham, Opco LLC, Sitio, Opco LP or New Sitio may be purchased or sold at any time. Credit Suisse’s opinion did not address the relative merits of the mergers as compared to alternative transactions or strategies that might be available to Sitio or Opco LP, nor did it address the underlying business decision of the Sitio Board or Sitio to proceed with or effect the mergers. Credit Suisse was not requested to, and Credit Suisse did not, solicit third party indications of interest in acquiring all or any part of Sitio.

In preparing its opinion to the Sitio Board, Credit Suisse performed a variety of analyses, including those described below. The summary of Credit Suisse’s financial analyses is not a complete description of the analyses underlying Credit Suisse’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaptation and application of those methods to the unique facts and circumstances presented. As a consequence, neither Credit Suisse’s opinion nor the analyses underlying its opinion are readily susceptible to partial analysis or summary description. Credit Suisse arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, analytic method or factor. Accordingly, Credit Suisse believes that its analyses must be considered as a whole and that selecting portions of its analyses, analytic methods and factors, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In performing its analyses, Credit Suisse considered business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, business or transaction used in Credit Suisse’s analyses for comparative purposes is identical to Brigham, Sitio or the proposed merger. While the results of each analysis were taken into account in reaching its overall conclusion with respect to fairness from a financial point of view, to Sitio of the exchange ratio provided in the Brigham Merger and the Opco Merger, Credit Suisse did not make separate or quantifiable judgments regarding individual analyses. The reference ranges indicated by Credit Suisse’s financial analyses are illustrative and not necessarily indicative of actual or relative values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond Sitio’s control and the control of Credit Suisse. Much of the information used in, and accordingly the results of, Credit Suisse’s analyses are inherently subject to substantial uncertainty.

Credit Suisse’s opinion and analyses were provided to the Sitio Board (in its capacity as such) in connection with its consideration of the proposed mergers and were among many factors considered by the Sitio Board in evaluating the proposed mergers. Neither Credit Suisse’s opinion nor its analyses were determinative of the exchange ratio or of the views of the Sitio Board with respect to the proposed mergers. Under the terms of its engagement by Sitio, neither Credit Suisse’s opinion nor any other advice or services rendered by it in connection with the proposed mergers or otherwise, should be construed as creating, and Credit Suisse should not be deemed to have, any fiduciary duty to the Sitio Board, Sitio, Brigham, any securityholder or creditor of Sitio or Brigham or any other person, regardless of any prior or ongoing advice or relationships.

Financial Analyses

The following is a summary of certain financial analyses reviewed by Credit Suisse with the Sitio Board in connection with the rendering of its opinion to the Sitio Board on September 5, 2022. The summary does not contain all of the financial data securityholders of Sitio may want or need for purposes of making an independent determination of fair value. Securityholders of Sitio are encouraged to consult their own financial and other advisors before making any investment decision in connection with the proposed mergers. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses—as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis—could create a misleading or incomplete view of Credit Suisse’s analyses.

For purposes of its analyses, Credit Suisse reviewed a number of financial metrics including:

•

Enterprise Value—generally the value as of a specified date of the relevant company’s outstanding equity securities (taking into account its options and other outstanding convertible securities) plus the value as of such date of its net debt (the value of its outstanding indebtedness, preferred stock and capital lease obligations less the amount of cash on its balance sheet).

•	EBITDA—generally the amount of the relevant company’s earnings before interest, taxes, depreciation, and amortization for a specified time period.

•	Free cash flow—generally the amount of the relevant company’s cash flow from operations less capital expenditures for a specified time period.

In addition, the Sitio Projections for Brigham and the Sitio Projections on which, at the direction of the Sitio Board, reflected two alternative price decks:

•	Price Deck A—NYMEX strip commodity pricing as of September 2, 2022 through 2026, and oil prices of $70 per barrel and natural gas prices of $6 per Mcf thereafter.

•	Price Deck B—NYMEX strip commodity pricing as of September 2, 2022 through 2026, and oil prices of $80 per barrel and natural gas prices of $7 per Mcf thereafter.

In addition, the Sitio Projections for Brigham and the Sitio Projections on which, at the direction of the Sitio Board, Credit Suisse relied included:

•	Sitio Projections for Brigham

•	a corporate financial forecast for Brigham based on Sitio management’s financial forecasts for Brigham using Price Deck A (the “Brigham Corporate Forecast – Price Deck A”);

•	a corporate financial forecast for Brigham based on Sitio management’s financial forecasts for Brigham using Price Deck B (the “Brigham Corporate Forecast – Price Deck B”);

•	a reserves-based financial forecast for Brigham based on Sitio management’s financial forecasts for Brigham using Price Deck A (the “Brigham Reserves-Based Forecast – Price Deck A (Unrisked)”);

•	a reserves-based financial forecast for Brigham based on Sitio management’s financial forecasts for Brigham using Price Deck B (the “Brigham Reserves-Based Forecast – Price Deck B (Unrisked)”);

•

a risked reserves-based financial forecast for Brigham based on Sitio management’s financial forecasts for Brigham using Price Deck A and the applicable Riskings for Brigham and Sitio (the “Brigham Reserves-Based Forecast – Price Deck A (Risked)”); and

•

a risked reserves-based financial forecast for Brigham based on Sitio management’s financial forecasts for Brigham using Price Deck B and the applicable Riskings for Brigham and Sitio (the “Brigham Reserves-Based Forecast – Price Deck B (Risked)”);

•	Sitio Projections

•	a corporate financial forecast for Sitio based on Sitio management’s financial forecasts for Sitio using Price Deck A (the “Sitio Corporate Forecast – Price Deck A”);

•	a corporate financial forecast for Sitio based on Sitio management’s financial forecasts for Sitio using Price Deck B (the “Sitio Corporate Forecast – Price Deck B”);

•	a reserves-based financial forecast for Sitio based on Sitio management’s financial forecasts for Sitio using Price Deck A (the “Sitio Reserves-Based Forecast – Price Deck A (Unrisked)”);

•	a reserves-based financial forecast for Sitio based on Sitio management’s financial forecasts for Sitio using Price Deck B (the “Sitio Reserves-Based Forecast – Price Deck B (Unrisked)”);

•

a risked reserves-based financial forecast for Sitio based on Sitio management’s financial forecasts for Sitio using Price Deck A and the applicable Riskings for Brigham and Sitio (the “Sitio Reserves-Based Forecast – Price Deck A (Risked)”); and

•

a risked reserves-based financial forecast for Sitio based on Sitio management’s financial forecasts for Sitio using Price Deck B and the applicable Riskings for Brigham and Sitio (the “Sitio Reserves-Based Forecast – Price Deck B (Risked)”).

Selected Companies Analyses

Credit Suisse considered certain financial data for Brigham, Sitio and selected companies with publicly traded equity securities Credit Suisse deemed relevant. The selected companies were selected because they were deemed to be similar to Brigham and Sitio in one or more respects. For purposes of these analyses, (a) Credit Suisse used and relied upon the corporate financial forecasts included in the Sitio Projections for Brigham and the Sitio Projections (which were the same under Price Deck A and Price Deck B for the periods considered for this analysis), (2) except as otherwise noted, share prices for the selected companies were closing prices as of September 2, 2022 and (3) estimates of future financial performance for the selected companies for the years ending December 31, 2023 and 2024 were based on publicly available research analyst estimates for those companies.

The financial data reviewed included:

•	Enterprise Value as a multiple of estimated EBITDA for the year ended December 31, 2023, or “2023E EBITDA”;

•	Enterprise Value as a multiple of estimated EBITDA for the year ended December 31, 2024, or “2024E EBITDA”;

•	Market value of equity as a multiple of estimated free cash flow for the year ended December 31, 2023, or “2023E FCF”; and

•	Market value of equity as a multiple of estimated free cash flow for the year ended December 31, 2024, or “2024E FCF.”

Brigham. The selected companies with respect to Brigham and corresponding financial data based on publicly available research analyst estimates were:

	Enterprise Value /		Market Value /
Company Name	2023E EBITDA	2024E EBITDA	2023E FCF	2024E FCF
Viper Energy Partners(1)	7.6x	8.0x	8.1x	8.1x
Black Stone Minerals(1)	6.7x	6.9x	6.6x	N/A
Sitio(1)	6.4x	7.1x	5.9x	6.4x
Kimbell Royalty Partners(1)	7.3x	6.8x	7.8x	N/A
PrairieSky Royalty(2)	8.7x	8.8x	9.3x	10.2x
Freehold Royalties(2)	6.5x	6.9x	6.7x	7.6x

Note: N/A represents metrics where no consensus estimates were available.

(1)	US minerals companies.
(2)	Canadian minerals companies.

Taking into account the results of the selected companies analysis, Credit Suisse applied multiple ranges of 6.5x to 7.5x to Brigham’s 2023E EBITDA, 6.5.x to 7.5x to Brigham’s 2024E EBITDA, 7.0x to 8.0x to Brigham’s estimated discretionary free cash flow less lease bonuses for the year ended December 31, 2023, and 7.0x to 8.0x to Brigham’s estimated discretionary free cash flow less lease bonuses for the year ended December 31, 2024. The selected companies analysis indicated an implied reference range of $25.47 to $30.19 per share of Brigham’s Class A common stock.

Sitio. The selected companies with respect to Sitio and corresponding financial data based on publicly available research analyst estimates were:

	Enterprise Value /		Market Value /
Company Name	2023E EBITDA	2024E EBITDA	2023E FCF	2024E FCF
Viper Energy Partners(1)	7.6x	8.0x	8.1x	8.1x
Black Stone Minerals(1)	6.7x	6.9x	6.6x	N/A
Brigham(1)	6.7x	7.3x	9.0x	10.3x
Kimbell Royalty Partners(1)	7.3x	6.8x	7.8x	N/A
PrairieSky Royalty(2)	8.7x	8.8x	9.3x	10.2x
Freehold Royalties(2)	6.5x	6.9x	6.7x	7.6x

Note: N/A represents metrics where no consensus estimates were available.

(1)	US minerals companies.
(2)	Canadian minerals companies.

Taking into account the results of the selected companies analysis, Credit Suisse applied multiple ranges of 6.5x to 7.5x to Sitio’s 2023E EBITDA, 6.5x to 7.5x to Sitio’s 2024E EBITDA, 6.0x to 7.0x to Sitio’s estimated discretionary free cash flow less lease bonuses for the year ended December 31, 2023, and 6.5x to 7.5x to Sitio’s discretionary free cash flow less lease bonuses for the year ended December 31, 2024. The selected companies analysis indicated an implied reference range of $23.89 to $27.44 per share of Sitio Class A common stock.

This selected companies analysis indicated an implied exchange ratio reference range of 0.928x to 1.264x, as compared to the exchange ratio of 1.133x in the Brigham Merger.

Discounted Cash Flow Analysis—Corporate

Brigham. Credit Suisse performed a discounted cash flow analysis with respect to Brigham by calculating the estimated net present value of the projected after-tax, unlevered, free cash flows of Brigham based on the Brigham’s Corporate Forecast – Price Deck A, Brigham’s Corporate Forecast – Price Deck B, and the Synergies Estimates. Credit Suisse applied terminal multiples of 7.0x to 9.0x to Brigham’s estimated EBITDA for year ended December 31, 2027 and discount rates ranging from 8.5% to 10.5% to the projected unlevered free cash flows and terminal value. The discounted cash flow analysis for Brigham indicated an implied reference range per share of the Class A common stock (a) excluding synergies, of $29.12 to $37.05 under Price Deck A and $32.29 to $41.45 under Price Deck B and (b) including synergies, of $30.54 to $38.91 under Price Deck A and $33.71 to $43.30 under Price Deck B.

Sitio. Credit Suisse performed a discounted cash flow analysis with respect to Sitio by calculating the estimated net present value of the projected after-tax, unlevered, free cash flows of Sitio based on Sitio’s Corporate Forecast – Price Deck A and Sitio’s Corporate Forecast – Price Deck B. Credit Suisse applied terminal multiples of 7.0x to 9.0x to Sitio’s estimated EBITDA for year ended December 31, 2027 and discount rates ranging from 8.5% to 10.5% to the projected unlevered free cash flows and terminal value. The discounted cash flow analysis for Sitio indicated an implied reference range per share of the Class A common stock of $27.22 to $35.71 under Price Deck A and $30.54 to $40.32 under Price Deck B.

This discounted cash flow analysis for Brigham and Sitio indicated implied exchange ratio reference ranges as set forth below, as compared to the exchange ratio of 1.133 in the Brigham Merger.

Case	No Synergies	Synergies
Price Deck A	0.815x – 1.361x	0.855x – 1.430x
Price Deck B	0.801x – 1.357x	0.836x – 1.418x

Discounted Cash Flow Analysis – Net Asset Value

Brigham. Credit Suisse performed a discounted cash flow analysis with respect to Brigham by calculating the estimated net present value of the projected after-tax, unlevered, free cash flows of Brigham based on Brigham Reserves-Based Forecast – Price Deck A (Unrisked), Brigham Reserves-Based Forecast – Price Deck B (Unrisked), Brigham Reserves-Based Forecast – Price Deck A (Risked), Brigham Reserves-Based Forecast – Price Deck B (Risked) and the Synergies Estimates. Credit Suisse applied discount rates ranging from 8.5% to 10.5% to the projected unlevered free cash flows. This discounted cash flow analysis for Brigham indicated implied reference ranges per share of Brigham Class A common stock, excluding synergies, of $24.73 to $28.45 (Brigham Reserves-Based Forecast – Price Deck A (Unrisked)), $27.17 to $31.42 (Brigham Reserves-Based Forecast – Price Deck B (Unrisked)), $14.20 to $16.06 (Brigham Reserves-Based Forecast – Price Deck A (Risked)) and $15.48 to $17.61 (Brigham Reserves-Based Forecast – Price Deck B (Risked)). This discounted cash flow analysis for Brigham indicated implied reference ranges per share of Brigham Class A common stock, including synergies, of $26.19 to $30.21 (Brigham Reserves-Based Forecast – Price Deck A (Unrisked)), $28.62 to $33.18 (Brigham Reserves-Based Forecast – Price Deck B (Unrisked)), $15.66 to $17.82 (Brigham Reserves-Based Forecast – Price Deck A (Risked)) and $16.93 to $19.37 (Brigham Reserves-Based Forecast – Price Deck B (Risked)).

Sitio. Credit Suisse performed a discounted cash flow analysis with respect to Sitio by calculating the estimated net present value of the projected after-tax, unlevered, free cash flows of Sitio based on Sitio Reserves-Based Forecast – Price Deck A (Unrisked), Sitio Reserves-Based Forecast – Price Deck B (Unrisked), Sitio Reserves-Based Forecast – Price Deck A (Risked), and Sitio Reserves-Based Forecast – Price Deck B (Risked). Credit Suisse applied discount rates ranging from 8.5% to 10.5% to the projected unlevered free cash flows. This discounted cash flow analysis for Sitio indicated implied reference ranges per share of Sitio Class A common stock of $25.97 to $30.64 (Sitio Reserves-Based Forecast – Price Deck A (Unrisked)), $28.94 to $34.26 (Sitio Reserves-Based Forecast – Price Deck B (Unrisked)), $13.03 to $15.41 (Sitio Reserves-Based Forecast – Price Deck A (Risked)) and $14.52 to $17.23 (Sitio Reserves-Based Forecast – Price Deck B (Risked)).

This discounted cash flow analysis for Brigham and Sitio indicated implied exchange ratio reference ranges as set forth below, as compared to the exchange ratio of 1.133 in the Brigham Merger.

Case	No Synergies	Synergies
Price Deck A (Unrisked)	0.807x – 1.095x	0.855x – 1.163x
Price Deck B (Unrisked)	0.793x – 1.086x	0.835x – 1.147x
Price Deck A (Risked)	0.921x – 1.233x	1.016x – 1.368x
Price Deck B (Risked)	0.898x – 1.213x	0.983x – 1.334x

Other Matters

Sitio retained Credit Suisse as its financial advisor in connection with the transaction based on Credit Suisse’s qualifications, experience and reputation as an internationally recognized investment banking and financial advisory firm. Pursuant to the engagement letter between Sitio and Credit Suisse, Sitio agreed to pay Credit Suisse for its services a fee of $9 million, of which $2 million became payable to Credit Suisse upon the rendering of its opinion to the Sitio Board and the balance of which is contingent upon the consummation of the Transactions. In addition, Sitio has agreed to reimburse certain of Credit Suisse’s expenses and to indemnify Credit Suisse and certain related parties for certain liabilities and other items arising out of or related to its engagement.

Credit Suisse and its affiliates have in the past provided investment banking and other financial advice and services to Brigham and its affiliates for which advice and services Credit Suisse and its affiliates have received compensation, including among other things, during the past two years, having acted as an underwriter in connection with a public offering by Brigham of its Class A common stock in September 2020 for which Credit

Suisse and its affiliates received aggregate fees of approximately $0.6 million. Credit Suisse and its affiliates have in the past provided investment banking and other financial advice and services to Sitio and its affiliates for which advice and services Credit Suisse and its affiliates have received compensation, including among other things, during the past two years, having acted as a financing source of committed financing in June 2022 and July 2022 for which Credit Suisse and its affiliates received aggregate fees of approximately $0.7 million. Credit Suisse and its affiliates are also lenders to Brigham and its affiliates and Sitio and its affiliates. Credit Suisse and its affiliates may in the future provide investment banking and other financial advice and services to Brigham, Sitio and their respective affiliates for which advice and services Credit Suisse and its affiliates would expect to receive compensation. Credit Suisse and its affiliates have in the past provided, currently are providing and in the future may provide investment banking and other financial advice and services to financial institutions that are significant stockholders of the Sitio, for which advice and services Credit Suisse and its affiliates have received and would expect to receive compensation. Credit Suisse is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial advice and services. Credit Suisse and/or its affiliates are also participants and lenders under outstanding credit facilities of Sitio and Brigham and/or certain of their respective affiliates. In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Sitio, Brigham and any other company that may be involved in mergers, as well as provide investment banking and other financial advice and services to such companies and their affiliates.

Opinion of Brigham’s Financial Advisor

Opinion of Goldman Sachs & Co. LLC

Goldman Sachs rendered its opinion to the Brigham Board that, as of September 6, 2022, and based upon and subject to the factors and assumptions set forth therein, the exchange ratio pursuant to the merger agreement was fair from a financial point of view to the holders of the Brigham Class A Common Stock and Brigham Class B Common Stock (other than the holders of certain excluded shares of Brigham Class A Common Stock and Brigham Class B Common Stock), taken in the aggregate.

The full text of the written opinion of Goldman Sachs, dated September 6, 2022, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex I. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Brigham Board in connection with its consideration of the Transactions. The Goldman Sachs opinion is not a recommendation as to how any holder of Brigham Common Stock should vote with respect to the Transactions, or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the merger agreement;

•	annual reports to stockholders and Annual Reports on Form 10-K of Brigham and Sitio for the five years ended December 31, 2021, as applicable;

•	Brigham’s Registration Statement on Form S-1, including the prospectus, dated April 17, 2019;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Brigham and Sitio;

•	certain other communications from Brigham and Sitio to their respective stockholders;

•	certain publicly available research analyst reports for Brigham and Sitio;

•	certain internal financial analyses and forecasts for Sitio standalone prepared by the management of Sitio; and

•

certain internal financial analyses and forecasts for Brigham and certain financial analyses and forecasts for Sitio standalone and pro forma for the Transactions prepared by Brigham’s management, in each case, as approved for Goldman Sachs’ use by Brigham (the “Forecasts”), including certain operating synergies projected by the management of Brigham to result from the Transactions, as approved for Goldman Sachs’ use by Brigham (the “Synergies”).

Goldman Sachs also held discussions with members of the senior managements of Brigham and Sitio regarding their assessment of the strategic rationale for, and the potential benefits of, the Transactions and the past and current business operations, financial condition, and future prospects of Brigham and Sitio; reviewed the reported price and trading activity for the Brigham Class A Common Stock and Sitio Class A Common Stock; compared certain financial and stock market information for Brigham and Sitio with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the upstream oil and gas industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

For purposes of rendering this opinion, Goldman Sachs, with Brigham’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with Brigham’s consent that the Forecasts, including the Synergies, were reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of Brigham. Goldman Sachs did not make an independent evaluation, appraisal or geological or technical assessment of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Brigham or Sitio and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on Brigham or Sitio or on the expected benefits of the Transactions in any way meaningful to its analysis. Goldman Sachs has also assumed that the Transactions will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of Brigham to engage in the Transactions, or the relative merits of the Transactions as compared to any strategic alternatives that may be available to Brigham; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders of the Brigham Class A Common Stock and Brigham Class B Common Stock (other than the holders of certain excluded shares of Brigham Class A Common Stock and Brigham Class B Common Stock), taken in the aggregate, as of the date of the opinion, of the exchange ratio pursuant to the merger agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the merger agreement or the Transactions or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the Transactions, including, any allocation of the consideration payable under the merger agreement (including among the holders of Brigham Class A Common Stock, Brigham Class B Common Stock and Opco LLC Units), the fairness of the Transactions to, or any consideration received in connection therewith by, the holders of any other class of securities (including the Opco LLC Units), creditors, or other constituencies of Brigham; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Brigham, or class of such persons, in connection with the Transactions, whether relative to the exchange ratio pursuant to the merger agreement or otherwise. Goldman Sachs’ opinion does not express any opinion as to the prices at which Brigham Class A Common Stock, Sitio Class A Common Stock or New Sitio Class A Common Stock will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on Brigham, Opco LLC, Sitio, New Sitio, Opco LP or the Transactions, or as to the impact of the Transactions on the solvency or viability of Brigham, Opco LLC, Sitio, New Sitio, or Opco LP or the ability of Brigham, Opco LLC, Sitio, New Sitio, or Opco LP to pay their respective obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion and

Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to the Brigham Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before September 2, 2022, the last trading day before the public announcement of the Transactions, and is not necessarily indicative of current market conditions.

Historical Stock Trading. Goldman Sachs reviewed the historical trading prices for Brigham Class A Common Stock for the period commencing on April 17, 2019 (the date of Brigham’s initial public offering) and ending on August 2, 2022 (the last undisturbed trading day prior to the publication of an article discussing the rumored sale of Brigham). In addition, Goldman Sachs calculated the implied consideration per share of Brigham Class A Common Stock, which is referred to as the “implied exchange ratio value” for purposes of this section, by multiplying the exchange ratio by the closing price per share of Sitio Class A Common Stock of $25.22 on September 2, 2022, and analyzed the implied exchange ratio value in relation to the latest twelve months’ high and low market prices of the Brigham Class A Common Stock. This analysis indicated that the implied exchange ratio value per share of the Brigham Class A Common Stock pursuant to the merger agreement represented:

•	a discount of 13.8% based on the latest twelve months’ high market price of $33.14 per share; and

•	a premium of 76.9% based on the latest twelve months’ low market price of $16.15 per share.

Historical Exchange Ratio Analysis. Goldman Sachs reviewed the historical trading prices for Brigham Class A Common Stock and Sitio Class A Common Stock for the two-year period ended September 2, 2022, and calculated historical exchange ratios for the period from January 12, 2022 (the date the Falcon and Desert Peak all-stock combination was announced (the “FLMN/DPM Merger Announcement”)) to September 2, 2022 by dividing the closing price per share of Brigham Class A Common Stock by the closing price per share of Sitio Class A Common Stock for each day over such period. Goldman Sachs then calculated the premia (or discount) implied by the exchange ratio in relation to the historical exchange ratios of Brigham Class A Common Stock to Sitio Class A Common Stock based on the average prices per share of Brigham Class A Common Stock and Sitio Class A Common Stock during the 10-trading day, 20-trading day and 30-trading day periods ended August 2, 2022, and from the FLMN/DPM Merger Announcement to August 2, 2022. The following table presents the results of this analysis:

Historical Date or Period	Average Historical Exchange Ratio	Premium / (Discount) Implied by Exchange Ratio to Historical Exchange Ratio
August 2, 2022	0.877x	—
At Sitio offer	1.133x	—
10-Day Average	0.893x	26.8%
20-Day Average	0.928x	22.1%
30-Day Average	0.977x	16.0%
Since the FLMN/DPM Merger Announcement	1.003x	12.9%

Illustrative Present Value of Future Share Price Analysis—Brigham Standalone. Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Brigham Class A

Common Stock on a standalone basis, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s financial ratios. Using the Forecasts, Goldman Sachs first calculated the implied values per share of Brigham Class A Common Stock on a standalone basis as of June 30 for each of the fiscal years 2023, 2024 and 2025 by applying illustrative per share distributable cash flow yield ratios (the “NTM DCF Yields”) of 10.5%, 11.5% and 12.5%, to the next twelve months’ distributable cash flows of Brigham on a standalone basis for each of the fiscal years 2023, 2024 and 2025 as reflected in the Forecasts. These illustrative NTM DCF Yields were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account the current and historical NTM DCF Yields of Brigham.

Goldman Sachs then discounted the implied future values per share as of June 30, 2022, using an illustrative discount rate of 10.5%, reflecting an estimate of Brigham’s cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of illustrative present values per share of Brigham Class A Common Stock of $24.57 to $32.30.

Illustrative Present Value of Future Share Price Analysis—Pro Forma Combined Company. Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of the common stock of the combined company on a pro forma basis (after giving effect to the Synergies). Using the Forecasts, including the Synergies, Goldman Sachs first calculated the implied values per share of Brigham Class A Common Stock pro forma for the Transactions as of June 30 for each of the fiscal years 2023, 2024 and 2025 by applying a range of illustrative per share NTM DCF Yields of 10.5%, 11.5% and 12.5% to the next twelve months’ distributable cash flows for each of the fiscal years 2023, 2024 and 2025 for the pro forma combined company (after giving effect to the Synergies) as reflected in the Forecasts. These illustrative NTM DCF Yields were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account the current and historical NTM DCF Yields of Brigham and Sitio.

Goldman Sachs then discounted these illustrative NTM DCF Yields as of June 30, 2022, using an illustrative discount rate of 10.5%, reflecting an estimate of the pro forma combined company’s cost of equity. Goldman Sachs derived such discount rate by application of CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of illustrative present values per share of Brigham Class A Common Stock based on the exchange ratio pro forma for the Transactions of $29.67 to $37.53.

Illustrative Discounted Cash Flow Analysis—Brigham Standalone. Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on Brigham on a standalone basis. Using discount rates ranging from 9.5% to 10.5%, reflecting estimates of Brigham’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2022 (i) estimates of unlevered free cash flow for Brigham from July 1, 2022 through December 31, 2028, on a standalone basis as reflected in the Forecasts and (ii) a range of illustrative terminal values for Brigham, which were calculated by applying perpetuity growth rates ranging from (1.00)% to 1.00%, to a terminal year estimate of the unlevered free cash flow to be generated by Brigham, as reflected in the Forecasts. Goldman Sachs derived such range of discount rates by application of CAPM, which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for Brigham by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Brigham, the net debt of Brigham as of June 30, 2022, as provided by the management of Brigham and approved for Goldman Sachs’ use by Brigham’s management, to derive a range of illustrative equity values for Brigham on a standalone basis. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Brigham Common Stock, as provided by the management of Brigham and approved for Goldman Sachs’ use by Brigham’s management, to derive a range of illustrative present values per share of Brigham Class A Common Stock ranging from $21.71 to $27.17.

Illustrative Discounted Cash Flow Analysis—Pro Forma Combined Company. Using the Forecasts, including the Synergies, Goldman Sachs performed an illustrative discounted cash flow analysis on the pro forma combined company. Using discount rates ranging from 9.5% to 10.5%, reflecting estimates of the pro forma combined company’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2022 (i) estimates of unlevered free cash flow for the pro forma combined company (after giving effect to the Synergies) from July 1, 2022 through December 31, 2028 as reflected in the Forecasts and (ii) a range of illustrative terminal values for the pro forma combined company, which were calculated by applying perpetuity growth rates ranging from (1.00)% to 1.00%, to a terminal year estimate of the unlevered free cash flow to be generated by the pro forma combined company (after giving effect to the Synergies), as reflected in the Forecasts. Goldman Sachs derived such range of discount rates by application of CAPM, which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for the pro forma combined company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the pro forma combined company, the pro forma net debt of the combined company as of June 30, 2022, as provided by the management of Brigham and approved for Goldman Sachs’ use by Brigham’s management, to derive a range of illustrative equity values for the pro forma combined company. Goldman Sachs then divided the range of illustrative pro forma equity values it derived by the pro forma number of fully diluted outstanding shares of the pro forma combined company, as provided by the management of Brigham and approved for Goldman Sachs’ use by Brigham’s management to derive a range of illustrative present values per share of Brigham Class A Common Stock based on the exchange ratio pro forma for the Transactions ranging from $30.63 to $38.89.

Premia Analysis. Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for U.S. transactions involving a public company in the upstream oil and gas industry as the target where the disclosed enterprise values for the transaction were between $500 million and $5 billion. With respect to each of these transactions, Goldman Sachs calculated the implied premium of the price paid in the transactions relative to the last undisturbed closing share price of the target company. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of (5.0)% to 15.0% to the undisturbed closing price per share of Brigham Class A Common Stock as of August 2, 2022 and calculated a range of implied equity values per share of Brigham Class A Common Stock of $27.16 to $30.31.

The following table presents the results of this analysis:

Announcement Date	Target	Acquirer	Premium to Last Undisturbed Closing Share Price
October 30, 2018	WildHorse Resource Development Corporation	Chesapeake Energy Corporation	11.0%
November 19, 2018	Resolute Energy Corporation	Cimarex Energy Co.	15.0%
July 15, 2019	Carrizo Oil & Gas, Inc.(1)	Callon Petroleum Company	6.7%
August 26, 2019	SRC Energy Inc.(2)	PDC Energy, Inc.	0.5%
October 14, 2019	Jagged Peak Energy Inc.	Parsley Energy, Inc.	11.2%
August 12, 2020	Montage Resources Corporation	Southwestern Energy Company	(5.0)%
December 21, 2020	QEP Resources, Inc.(3)	Diamondback Energy, Inc.	(0.8)%
May 10, 2021	Extraction Oil & Gas, Inc.	Bonanza Creek Energy, Inc.	0.9%
August 11, 2021	Vine Energy Inc.(4)	Chesapeake Energy Corporation	0.8%
March 7, 2022	Whiting Petroleum Corporation(5)	Oasis Petroleum Inc.	7.5%

(1)	Transaction was renegotiated following its announcement. The figure 6.7% represents a 1-day premium based on the renegotiated agreement.
(2)	Transaction leaked on August 6, 2019.
(3)	Transaction leaked on October 13, 2020.
(4)	The premium was calculated as of August 10, 2021, Vine Energy Inc.’s last closing date prior to the announcement.
(5)	Assumed year-end 2021 net debt balance for Whiting Petroleum Corporation. Premium includes $6.25 per share cash dividend paid to Whiting Petroleum Corporation shareholders.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Brigham or Sitio or the Transactions.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Brigham Board as to the fairness from a financial point of view of the exchange ratio pursuant to the merger agreement to the holders of the Brigham Class A Common Stock and Brigham Class B Common Stock (other than the holders of certain excluded shares of Brigham Class A Common Stock and Brigham Class B Common Stock), taken in the aggregate. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Brigham, Sitio, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecasts.

The exchange ratio was determined through arm’s-length negotiations between Brigham and Sitio and was approved by the Brigham Board. Goldman Sachs provided advice to Brigham during these negotiations. Goldman Sachs did not, however, recommend any specific exchange ratio to Brigham or the Brigham Board or that any specific exchange ratio constituted the only appropriate exchange ratio for the Transactions.

As described above, Goldman Sachs’ opinion to the Brigham Board was one of many factors taken into consideration by the Brigham Board in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex I.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Brigham, Sitio, any of their respective affiliates and third parties, including Blackstone Inc. (“Blackstone”), a significant shareholder of Sitio, Kimmeridge Energy Management Company LLC (“Kimmeridge”), a significant shareholder of Sitio, and Oaktree Capital Group LLC (“Oaktree”), a significant shareholder of Sitio, and any of their respective affiliates and, as applicable, portfolio companies, or any currency or commodity that may be involved in the transactions contemplated by the merger agreement. Goldman Sachs acted as financial advisor to Brigham in connection with, and participated in certain of the negotiations leading to, the transactions contemplated by the merger agreement. During the two-year period ended September 6, 2022, the Investment Banking Division of Goldman Sachs has not been engaged by Brigham or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs has provided certain financial advisory and/or underwriting services to Blackstone and its affiliates from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as bookrunner with respect to the term loan B facility (aggregate principal amount $1,670,000,000) and the 4.750% secured notes due 2027 (aggregate principal amount $375,000,000) issued by Michaels Companies, Inc., a portfolio company of funds associated with Blackstone, in September 2020; as financial advisor to BioMed Realty Trust Inc., a portfolio company of funds associated with Blackstone, with respect to its recapitalization into a new fund affiliated with Blackstone, in November 2020; as financial advisor to Rothesay Life Plc, a portfolio company of funds associated with Blackstone, with respect to the sale of Blackstone’s equity interest, in December 2020; as financial advisor to Change Healthcare Inc., a portfolio company of funds associated with Blackstone, with respect to its pending sale to UnitedHealth Group, announced in January 2021; as left lead bookrunner with respect to a term loan repricing and add-on (aggregate principal amount $1,460,000,000) by BME Group Holding BV, a portfolio company of funds associated with Blackstone, in March 2021; as financial advisor to a consortium of Blackstone Infrastructure Partners, an affiliate of Blackstone, and B&J Holdings Limited, with respect to the consortium’s recommended offer to acquire Applegreen plc, in March 2021; as left lead bookrunner with respect to the equity follow-on public offering of TaskUS LLC, a portfolio company of funds associated with Blackstone, in October 2021; as bookrunner with respect to the bridge financing of Medline Industries Inc., a portfolio company of funds associated with Blackstone, in October 2021; and as financial advisor to Aqua Finance Inc., a portfolio company of funds associated with Blackstone, with respect to its pending sale to Apollo, announced in November 2021. During the two-year period ended September 6, 2022, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division directly to Blackstone and/or to its affiliates and portfolio companies (which may include companies that are not controlled by Blackstone) of approximately $415 million. Goldman Sachs has also provided certain financial advisory and/or underwriting services to Oaktree and its affiliates and portfolio companies from time to time for which Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as bookrunner with respect to the initial public offering of Array Technologies, Inc., a portfolio company of funds associated with Oaktree, in October 2020; as bookrunner with respect to the initial public offering of Shoals Technologies Group Inc., a portfolio company of funds associated with Oaktree, in January 2021 and equity follow-on offering in July 2021, and as bookrunner with respect to the senior unsecured notes due 2029 (aggregate principal amount of $1,250,000,000) of Vistra Operations Company LLC, an affiliate of Oaktree, in May 2021. During the two-year period ended September 6, 2022, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division directly to Oaktree and/or to its affiliates and portfolio companies (which may include companies that are not controlled by Oaktree) of approximately $80 million. During the two-year period ended

September 6, 2022, the Investment Banking Division of Goldman Sachs has not been engaged by Kimmeridge or its affiliates or portfolio companies to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Brigham, Sitio, Blackstone, Oaktree and Kimmeridge and their respective affiliates and, as applicable, portfolio companies, for which the Investment Banking Division of Goldman Sachs may receive compensation. Affiliates of Goldman Sachs may also have co-invested with Blackstone, Oaktree, Kimmeridge and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Blackstone, Oaktree and Kimmeridge from time to time and may do so in the future.

The Brigham Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions. Pursuant to a letter agreement dated September 5, 2022, Brigham engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transaction. The engagement letter between Brigham and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $15.0 million, $5.0 million of which became payable at announcement of the Transactions, and the remainder of which is contingent upon consummation of the Transactions. In addition, Brigham has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Certain Unaudited Prospective Financial Information

Certain Sitio Unaudited Prospective Financial and Operating Information

Sitio does not as a matter of course make public long-term forecasts or internal projections as to future performance, revenues, production, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with its evaluation of the mergers, certain non-public unaudited internal financial forecasts with respect to each of Sitio and Brigham covering multiple years on a standalone basis were prepared by Sitio’s management team and not for public disclosure. The financial forecasts with respect to Sitio, which were based upon the internal financial model that Sitio has historically used in connection with strategic planning, and the financial forecasts with respect to Brigham were provided to the Sitio Board in connection with its evaluations of the mergers and were also provided to Credit Suisse, Sitio’s financial advisor, for their use in advising the Sitio Board and reliance in connection with its financial analyses and opinion as described in the section entitled “The Mergers—Opinion of Sitio’s Financial Advisor.” The financial forecasts with respect to Sitio were also provided to Brigham.

The summary of the unaudited forecasted financial and operating information presented below is not being included in this consent solicitation statement/proxy statement/prospectus to influence your decision whether to vote for or against the adoption of the merger agreement. Rather, this information has been included because these forecasts were made available to the Sitio Board and Credit Suisse. The forecasted financial information presented below was prepared by and is the responsibility of Sitio’s management team.

The inclusion of this information should not be regarded as an indication that the Sitio Board (or any committee thereof), Sitio (or any of its affiliates, officers, directors, advisors or other representatives) or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future performance or events, or that it should be construed as financial guidance, and such summary projections set forth below should not be relied on as such.

This information was prepared solely for internal use and is subjective in many respects. While presented with numeric specificity, the unaudited forecasted financial and operating information reflects numerous estimates and assumptions that are inherently uncertain and may be beyond the control of Sitio’s management team, including, among others, future commodity prices, the level of production of properties in which Sitio has an interest, overall and regional supply and demand factors, general economic, business or industry conditions, including the impacts of inflation, competition in the oil and natural gas industry, future operating results, exploration and development drilling prospects, inventories, projects, and programs and other matters described in the sections entitled “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors,” and “Where You Can Find More Information.” The unaudited forecasted financial and operating information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Sitio can give no assurance that the unaudited forecasted financial and operating information and the underlying estimates and assumptions will be realized or that actual results will not be significantly higher or lower than forecasted. As a result, the forecasted financial information summarized in this consent solicitation statement/proxy statement/prospectus should not be relied on as necessarily predictive of actual future events. In addition, since the unaudited forecasted financial and operating information covers multiple years, such information by its nature becomes less predictive with each successive year. This information constitutes “forward-looking statements” and actual results may differ materially and adversely from those projected. Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited forecasted financial and operating information not be realized include, but are not limited to, risks and uncertainties relating to its business, industry performance, the regulatory environment, general business and economic conditions and other matters described under the section of this consent solicitation statement/proxy statement/prospectus titled “Risk Factors.” See also “Cautionary Note Regarding Forward-Looking Statements” and “Where You Can Find More Information.”

This unaudited forecasted financial information was not prepared with a view toward public disclosure, compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of forecasted financial information. The forecasted financial information included in this document has been prepared by, and is the responsibility of, Sitio’s management team, and in the view of Sitio’s management team, was prepared on a reasonable basis, reflects the best available estimates and judgments as of the date it was prepared, and presents, to the best of Sitio’s management team’s knowledge and belief, the expected future financial performance of Sitio and Brigham (as the case may be). However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers are cautioned not to place undue reliance on the prospective financial information. Deloitte & Touche LLP and KPMG LLP have not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying forecasted financial information and, accordingly, Deloitte & Touche LLP and KPMG LLP do not express an opinion or any other form of assurance with respect thereto, and assume no responsibility for, and disclaim any association with, the forecasted financial information. The Deloitte & Touche LLP and KPMG LLP reports incorporated by reference in this document relate to the applicable previously issued financial statements for the respective entity. They do not extend to the forecasted financial information and should not be read to do so.

Furthermore, the unaudited forecasted financial and operating information does not take into account any circumstances or events occurring after the date it was prepared. Sitio can give no assurance that, had the unaudited forecasted financial and operating information been prepared either as of the date of the merger agreement or as of the date of this consent solicitation statement/proxy statement/prospectus, similar estimates and assumptions would be used. Except as required by applicable securities laws, Sitio does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the unaudited forecasted financial and operating information to reflect circumstances existing since its preparation or to reflect the occurrence of events, even in the event that any or all of the underlying assumptions are shown to be not appropriate, including with respect to the accounting treatment of the mergers under GAAP, or to reflect changes in general economic or industry conditions. The unaudited forecasted financial and operating information does not take into account possible financial and other effects on Sitio of the mergers, the effect on Sitio of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the unaudited forecasted financial and operating information does not take into account the effect on Sitio of any possible failure of the mergers to occur. None of Sitio or its affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any Sitio stockholder or Brigham stockholder or other person regarding Sitio’s or Brigham’s ultimate performance compared to the information contained in the unaudited forecasted financial and operating information or that the forecasted results will be achieved. The inclusion of the unaudited forecasted financial and operating information herein should not be deemed an admission or representation by Sitio or its advisors or any other person that it is viewed as material information of Sitio, particularly in light of the inherent risks and uncertainties associated with such forecasts.

In light of the foregoing, as well as the uncertainties inherent in any forecasted information, Sitio and Brigham stockholders are cautioned not to place undue reliance on such information, and Sitio urges all Sitio stockholders and Brigham stockholders to review Sitio’s and Brigham’s most recent SEC filings for a description of Sitio’s and Brigham’s reported financial results. See the section entitled “Where You Can Find More Information.”

Certain of the measures included in this unaudited forecasted financial information section may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Sitio may not be comparable to similarly titled amounts used by other companies. Financial measures provided to a financial advisor in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Accordingly, we have not provided a reconciliation of such financial measures.

SITIO DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE UNAUDITED FORECASTED FINANCIAL AND OPERATING INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH UNAUDITED FORECASTED FINANCIAL AND OPERATING INFORMATION ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Publicly Available Future Oil Pricing Data

The information described below in the sections entitled “Sitio Projections” and “Sitio Projections for Brigham” were each based on certain assumptions by Sitio’s management team, including (i) certain alternative commodity price assumptions (described in the following paragraph), (ii) asset level operating cost assumptions (including assumptions as to marketing and transportation costs, severance taxes, and ad valorem taxes, which Sitio determined based upon historical production, revenue, and cost data), (iii) lease bonus or surface acreage payment assumptions (based upon historical data), (iv) general overhead cost assumptions (based on historical data and inflation estimates) and (v) specific operational assumptions set forth under each footnote (3) to the “Sitio Projections” and “Sitio Projections for Brigham”.

Sitio’s management team reviewed the following two alternative commodity price assumptions (Price Deck A and Price Deck B), which were based on benchmark price assumptions as of September 2, 2022. Such benchmark price assumptions were then adjusted for customary price differentials to arrive at the estimated realized prices, which reflect forecasted realized oil, gas and natural gas liquid prices based on historical NYMEX WTI oil pricing and Henry Hub natural gas pricing, as applicable, and forward curves based on futures markets as adjusted for price differentials based on basin-specific or asset-specific factors, such as geography and lease terms, to forecast realized prices.

Benchmark Pricing (1)	2H2022E	2023E	2024E	2025E	2026E	2027E
Price Deck A
Average Oil Price (WTI)($/bbl)	$90.35	$81.32	$74.32	$69.34	$65.80	$70.00
Average Gas Price (HH)($/Mcf)	$8.70	$6.56	$5.33	$5.06	$4.99	$6.00
Price Deck B
Average Oil Price (WTI)($/bbl)	$90.35	$81.32	$74.32	$69.34	$65.80	$80.00
Average Gas Price (HH)($/Mcf)	$8.70	$6.56	$5.33	$5.06	$4.99	$7.00

Sitio Projections - Estimated Realized Pricing (2)	2H2022E	2023E	2024E	2025E	2026E	2027E
Price Deck A
Average Realized Oil Price ($/bbl)	$90.07	$80.72	$73.31	$68.10	$64.55	$68.76
Average Realized Gas Price ($/Mcf)	$7.60	$5.30	$4.67	$4.53	$4.54	$5.73
Price Deck B
Average Realized Oil Price ($/bbl)	$90.07	$80.72	$73.31	$68.10	$64.55	$78.76
Average Realized Gas Price ($/Mcf)	$7.60	$5.30	$4.67	$4.53	$4.54	$6.73

Sitio Projections for Brigham - Estimated Realized Pricing (2)	2H2022E	2023E	2024E	2025E	2026E	2027E
Price Deck A
Average Realized Oil Price ($/bbl)	$89.58	$80.05	$72.82	$67.71	$64.15	$68.34
Average Realized Gas Price ($/Mcf)	$8.37	$5.97	$5.23	$5.05	$4.99	$6.07
Price Deck B
Average Realized Oil Price ($/bbl)	$89.58	$80.05	$72.82	$67.71	$64.15	$78.34
Average Realized Gas Price ($/Mcf)	$8.37	$5.97	$5.23	$5.05	$4.99	$7.07

(1)	The table represents Sitio’s pricing assumptions for July 1, 2022 through December 31, 2022, and Sitio’s pricing assumptions for 2023 through 2027.
(2)

Estimated realized pricing is highly dependent on location of production and operator mix. Accordingly, Sitio and Brigham’s estimated realized pricing varies slightly, in each case, reflecting customary price differential adjustments described above.

The Sitio unaudited forecasted financial information also reflects assumptions regarding the continuing nature of ordinary course operations including that asset level operating costs, gathering and transportation costs and general overhead costs will be consistent with historical data and past experience, that may be subject to change.

Sitio Projections

The following table sets forth certain summarized unaudited prospective financial and operating information with respect to Sitio for the fiscal years 2022 through 2027 on a standalone basis prepared by Sitio’s management team based on alternative price assumptions for oil and natural gas pricing as of September 2, 2022.

($ in millions) (1)(2)	2H2022E(5)	2023E	2024E	2025E	2026E	2027E
Price Deck A
Total Daily Production (boe/d)(3)	18,289	21,627	21,760	22,340	23,255	23,808
Adjusted EBITDA ($ million)(4)	$206	$419	$374	$346	$340	$384
Price Deck B
Total Daily Production (boe/d)(3)	18,289	21,627	21,760	22,340	23,255	23,808
Adjusted EBITDA ($ million)(4)	$206	$419	$374	$346	$340	$447

(1)

The information set forth in this table does not take into account any circumstances or events occurring after the date it was prepared. Given the uncertainties inherent in any forecasted information, Sitio stockholders and Brigham stockholders are cautioned not to place undue reliance on such information.

(2)

The table reflects certain summarized unaudited prospective financial and operating information of Sitio, which reflect unaudited prospective financial and operating information for July 1, 2022 through December 31, 2022 and 2023 through 2027.

(3)

Sitio’s forecasted Total Daily Production is derived from Sitio’s existing production and the forecasted conversion by E&P operators of the undeveloped inventory of drilling locations on the acreage in which Sitio holds interests. Sitio’s management team first estimated an average annual development pace per drilling space unit (“DSU”) on the acreage in which Sitio holds interests based primarily on historical E&P operator drilling activity and management’s reasonable expectations for future drilling activity by such operators. Sitio’s management then employed type curve analyses to project blended average future type curves by basin so as not to give any specific interval an overstated effect on production. The Total Daily Production forecasted for each year reflects the total annual production estimated by Sitio’s management through such methodology for each respective year multiplied by an average percentage ownership of Sitio across the acreage in which Sitio holds interests.
(4)

Sitio defines Adjusted EBITDA (a non-GAAP measure) as net income (loss) plus (a) interest expense, (b) provisions for taxes, (c) depreciation, depletion and amortization, (d) non-cash share-based compensation expense, (e) impairment of oil and natural gas properties, (f) gains or losses on unsettled derivative instruments, (g) change in fair value of warrant liability, (h) write off of deferred offering costs, (i) management fee to affiliates, and (j) one-time transaction costs.

(5)	The table reflects the projected Adjusted EBITDA for July 1, 2022 through December 31, 2022 and not annualized for the year ending December 31, 2022.

Sitio Projections for Brigham

The following tables set forth certain summarized unaudited prospective financial and operating information with respect to Brigham for the fiscal years 2022 through 2027 on a standalone basis. This information was prepared by Sitio management utilizing information provided by Brigham.

($ in millions)(1)(2)	2H2022E(5)	2023E	2024E	2025E	2026E	2027E
Price Deck A
Total Daily Production (boe/d)(3)	13,482	15,376	16,762	16,752	16,919	16,940
Adjusted EBITDA ($ million)(4)	$144	$282	$276	$255	$245	$271
Price Deck B
Total Daily Production (boe/d)(3)	13,482	15,376	16,762	16,752	16,919	16,940
Adjusted EBITDA ($ million)(4)	$144	$282	$276	$255	$245	$315

(1)

The information set forth in this table does not take into account any circumstances or events occurring after the date it was prepared. Given the uncertainties inherent in any forecasted information, Sitio stockholders and Brigham stockholders are cautioned not to place undue reliance on such information.

(2)

The table reflects certain summarized unaudited prospective financial and operating information of Brigham, which reflect unaudited prospective financial and operating information for July 1, 2022 through December 31, 2022 and 2023 through 2027.

(3)

Sitio’s forecasted Total Daily Production of Brigham is derived from Brigham’s existing production and the forecasted conversion by E&P operators of the undeveloped inventory of drilling locations on the acreage in which Brigham holds interests. Sitio’s management team first estimated an average annual development pace per DSU on the acreage in which Brigham holds interests based primarily on historical E&P operator drilling activity and management’s reasonable expectations for future drilling activity by such operators. Sitio’s management then employed type curve analyses to project blended average future type curves by basin so as not to give any specific interval an overstated effect on production. The Total Daily Production forecasted for each year reflects the total annual production estimated by Brigham’s management through such methodology for each respective year multiplied by an average percentage ownership of Brigham across the acreage in which Brigham holds interests.

(4)

Sitio defines Adjusted EBITDA (a non-GAAP measure) as net income (loss) plus (a) interest expense, (b) provisions for taxes, (c) depreciation, depletion and amortization, (d) non-cash share-based compensation expense, (e) impairment of oil and natural gas properties, (f) gains or losses on unsettled derivative instruments, (g) change in fair value of warrant liability, (h) write off of deferred offering costs, (i) management fee to affiliates, and (j) one-time transaction costs..

(5)	The table reflects the projected Adjusted EBITDA for July 1, 2022 through December 31, 2022 and not annualized for the year ending December 31, 2022.

Certain Brigham Unaudited Prospective Financial and Operating Information

Brigham as a matter of course does not make public long-term projections as to its future performance, revenues, production, earnings or other results given, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with the Brigham Board’s evaluation of the mergers, Brigham management prepared and provided to the Brigham Board certain unaudited prospective financial and operating information relating to Brigham, which is referred to herein as the “Brigham financial and operating projections.”

In addition, Brigham management also prepared and provided to the Brigham Board certain unaudited prospective financial and operating information relating to Sitio, which is referred to herein as the “Brigham projections for Sitio,” utilizing certain projected production and operating data relating to Sitio provided to Brigham management by Sitio and adjustments made by Brigham management to reflect, among other things, the assumptions discussed in the section titled “—Brigham Management’s Assumptions” below. The Brigham financial and operating projections, the Brigham projections for Sitio and the Sitio Projections, which are summarized in “Certain Unaudited Prospective Financial Information—Certain Sitio Unaudited Prospective Financial and Operating Information—Sitio Projections,” were provided to Brigham’s financial advisor, Goldman Sachs, which was authorized by Brigham to use and rely upon the Brigham financial and operating projections, the Brigham projections for Sitio and the Sitio Projections, in connection with its analysis and opinion described in the section titled “The Mergers—Opinion of Brigham’s Financial Advisor.”

The summary of the unaudited prospective financial and operating information below is not included to influence the decision of Brigham stockholders whether to vote in favor of the Brigham merger proposal or any other proposal to be considered at the Brigham special meeting, but is provided solely because it was made available to the Brigham Board and Brigham’s financial advisor in connection with the mergers. The inclusion of the below information should not be regarded as an indication that any of Brigham, Sitio, their respective advisors or other representatives or any other recipient of this information considered—or now considers—it to be necessarily predictive of actual future results, or that it should be construed as financial guidance.

This information was prepared solely for internal use and is subjective in many respects. While presented with numerical specificity, the unaudited prospective financial and operating information reflects numerous estimates and assumptions that are inherently uncertain and may be beyond the control of Brigham’s or Sitio’s management, including, among others, Brigham’s and Sitio’s future results, oil and gas industry activity, commodity prices, demand for crude oil and natural gas, general economic and regulatory conditions and other matters described in “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.”

The unaudited prospective financial and operating information also reflects assumptions as to certain business decisions that are subject to change and subjective judgment that is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Brigham can give no assurance that the unaudited prospective financial and operating information and the underlying estimates and assumptions will be realized. In addition, because the unaudited prospective financial and operating information covers multiple years, such information by its nature becomes less predictive with each successive year. This information constitutes “forward-looking statements” and actual results may differ materially and adversely from those projected. The unaudited prospective financial and operating information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Brigham’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial and operating information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The report of the independent registered public accounting firm to Brigham contained in its Annual Report on Form 10-K for the year ended December 31, 2021, which is incorporated by reference into this consent solicitation statement/proxy statement/prospectus, relates to historical financial information of Brigham, and such report does not extend to the projections included below and should not be read to do so.

Furthermore, the unaudited prospective financial and operating information does not take into account any circumstances or events occurring after the date it was prepared. Brigham can give no assurance that, had the unaudited prospective financial and operating information been prepared as of the date of this consent solicitation statement/proxy statement/prospectus, similar estimates and assumptions would be used. Except as required by applicable securities laws, Brigham does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the unaudited prospective financial and operating information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be inappropriate, including with respect to the accounting treatment of the mergers under GAAP, or to reflect changes in general economic or industry conditions. The unaudited prospective financial and operating information does not take into account all the possible financial and other effects on Brigham or Sitio of the mergers, the effect on Brigham or Sitio of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the mergers. Further, the unaudited prospective financial and operating information does not take into account the effect on Brigham or Sitio of any possible failure of the mergers to occur. None of Brigham, Sitio or their respective affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any stockholder or other person regarding Brigham’s or Sitio’s ultimate performance compared to the information contained in the unaudited prospective financial and operating information or that the forecasted results will be achieved. The inclusion of the unaudited prospective financial and operating information herein should not be deemed an admission or representation by Brigham, Sitio or their respective advisors or other representatives or any other person that it is viewed as material information of Brigham or Sitio, particularly in light of the inherent risks and uncertainties associated with such forecasts.

In light of the foregoing, and considering that the Brigham special meeting will be held several months after the unaudited prospective financial and operating information was prepared, as well as the uncertainties inherent in any forecasted information, Brigham stockholders are cautioned not to place undue reliance on such information and are encouraged to review Brigham’s and Sitio’s most recent SEC filings for a description of Brigham’s and Sitio’s respective reported financial results. See the section titled “Where You Can Find More Information.”

Brigham Management’s Assumptions

In preparing the Brigham financial and operating projections and the Brigham projections for Sitio described in the sections entitled “—Brigham Financial and Operating Projections” and “—Brigham Projections for Sitio” below, the management team of Brigham used the following oil and natural gas prices (with oil prices based on NYMEX WTI pricing and natural gas prices based on Henry Hub pricing), based on benchmark price assumptions as of September 2, 2022. Brigham management then made assumptions based on historical price realizations by product stream in relation to the applicable benchmark prices, and management’s expectations for how such realizations may change over time in the future, to forecast average realized commodity prices as set forth below.

Commodity Prices (as of September 2, 2022)(1)

Benchmark Pricing
	Q3 2022E	Q4 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Oil ($/bbl)	$97.61	$98.75	$95.00	$85.00	$80.00	$80.00	$80.00	$80.00	$80.00
Gas ($/mmbtu)	$7.51	$6.07	$5.25	$4.20	$4.60	$4.60	$4.60	$4.60	$4.60

Average Realized Pricing – Brigham Standalone
	Q3 2022E	Q4 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Oil ($/bbl)	$95.15	$96.13	$92.40	$82.45	$77.62	$77.85	$77.98	$78.08	$78.14
Gas ($/mmbtu)	$7.70	$6.29	$5.56	$4.51	$4.88	$4.82	$4.76	$4.72	$4.69

Average Realized Pricing – Sitio Standalone
	Q3 2022E	Q4 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Oil ($/bbl)	$97.18	$98.24	$94.05	$83.80	$78.32	$78.33	$78.38	$78.43	$78.45
Gas ($/mmbtu)	$6.97	$5.53	$4.35	$3.68	$4.17	$4.19	$4.37	$4.36	$4.36

Average Realized Pricing – Combined Company
	Q3 2022E	Q4 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Oil ($/bbl)	$96.26	$97.33	$93.37	$83.28	$78.04	$78.14	$78.24	$78.31	$78.35
Gas ($/mmbtu)	$7.30	$5.89	$4.88	$4.00	$4.44	$4.42	$4.50	$4.48	$4.47

(1)	Table reflects Brigham’s pricing assumptions for July 1, 2022 through September 30, 2022, October 1, 2022 through December 31, 2022, and 2023 through 2029.

In addition to the assumptions with respect to commodity prices described above, the Brigham financial and operating projections and the Brigham projections for Sitio are based on the following principal assumptions (which are referred to herein as the “Brigham management assumptions”): mineral acquisition capital expenditures consistent with historic activity levels and levels dictated by the balance sheet constraints of each of Brigham and Sitio, as applicable (including maintaining a payout ratio of 75% for standalone Brigham and 65% for the combined company and standalone Sitio, as applicable, and maintaining leverage of not greater than 1.1x total debt to EBITDA for standalone Brigham, not greater than 1.7x total debt to EBITDA for standalone Sitio and not greater than 1.3x total debt to EBITDA for the combined company); assumptions with respect to future production described in more detail under each footnote (3) to the tables presented below under “—Brigham Financial and Operating Projections” and “—Brigham Projections for Sitio,” including future production from existing and future wells on the acreage in which Brigham owns interests, including the estimated ultimate recovery of oil, natural gas and NGLs per well, and the percentage of estimated ultimate recovery per well per month produced by each well; cash general and administrative expenses, gathering, processing and transportation expenses, severance and ad valorem tax expenses and amortization, depreciation and depletions expenses consistent with historical levels; and no debt refinancing.

Brigham Financial and Operating Projections

The following table presents selected unaudited forecasted financial and operating information of Brigham contained in the Brigham financial and operating projections for the fiscal years 2022 through 2029 on a standalone basis prepared by Brigham’s management team based on price assumptions for oil and natural gas pricing as of September 2, 2022, the Brigham management assumptions and assumptions regarding the continuing nature of ordinary course operations, including that asset level operating costs, gathering, processing and transportation expenses and general overhead costs will be consistent with historical levels and past experience, that may be subject to change:

($ in millions)(1)(2)	Q3 2022E	Q4 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Total Daily Production (Mboe/d)(3)	13.3	13.1	13.4	13.3	14.7	16.7	17.7	18.6	19.5
Adjusted EBITDA(4)	$77	$72	$276	$242	$259	$298	$318	$333	$350

(1)

The information set forth in this table does not take into account any circumstances or events occurring after the date it was prepared. Given the uncertainties inherent in any forecasted information, Brigham stockholders and Sitio stockholders are cautioned not to place undue reliance on such information.

(2)

The information set forth in this table reflects certain unaudited prospective financial and operating information of Brigham for July 1, 2022 through September 30, 2022, October 1, 2022 through December 31, 2022, and 2023 through 2029.

(3)

Brigham’s forecasted Total Daily Production is derived from Brigham’s existing production and the forecasted conversion by E&P operators of the undeveloped inventory of drilling locations on the acreage in which Brigham holds interests to proved developed producing reserves as well as production associated with projected mineral acquisition capital expenditures consistent with historic activity levels and levels dictated by the balance sheet constraints of Brigham. Brigham’s management first estimated an average annual development pace per operator per basin on the acreage in which Brigham holds interests based primarily on historical E&P operator drilling activity and management’s reasonable expectations for future drilling activity by such operators. Brigham’s management then employed type curve analyses to project future type curves by basin and by operator so as not to give any specific interval an overstated effect on production. The Total Daily Production forecasted for each year reflects the total annual production estimated by Brigham’s management through such methodology for each respective year multiplied by an average percentage ownership of Brigham across the acreage in which Brigham holds interests.

(4)

Adjusted EBITDA is defined as net income before depreciation, depletion and amortization, share-based compensation expense, interest expense and income tax expense, less other income. Adjusted EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income, operating income or other measures prepared in accordance with GAAP.

The following table presents selected unaudited forecasted financial and operating information of the combined company contained in the Brigham financial and operating projections for the fiscal years 2022 through 2029 on a pro forma basis for the Transactions prepared by Brigham’s management team based on price assumptions for oil and natural gas pricing as of September 2, 2022 and the Brigham management assumptions:

($ in millions)(1)(2)	Q3 2022E	Q4 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Total Daily Production (Mboe/d)(3)	29.7	29.5	32.0	35.0	38.7	44.5	51.9	57.1	58.7
Adjusted EBITDA(4)	$176	$168	$677	$648	$691	$802	$946	$1,038	$1,069

(1)

The information set forth in this table does not take into account any circumstances or events occurring after the date it was prepared. Given the uncertainties inherent in any forecasted information, Brigham stockholders and Sitio stockholders are cautioned not to place undue reliance on such information.

(2)

The information set forth in this table reflects certain unaudited prospective financial and operating information of Brigham for July 1, 2022 through September 30, 2022, October 1, 2022 through December 31, 2022, and 2023 through 2029.

(3)

Brigham’s forecasted Total Daily Production of the combined company is derived from Brigham and Sitio’s existing production and the forecasted conversion by E&P operators of the undeveloped inventory of drilling locations on the acreage in which Brigham and Sitio hold interests to proved developed producing reserves as well as production associated with projected mineral acquisition capital expenditures consistent with historic activity levels and levels dictated by the balance sheet constraints of each of Brigham and Sitio. Brigham’s management first estimated an average annual development pace per operator per basin on the acreage in which Brigham and Sitio hold interests based primarily on historical E&P operator drilling activity and management’s reasonable expectations for future drilling activity by such operators. Brigham’s management then employed type curve analyses to project future type curves by basin and by operator so as not to give any specific interval an overstated effect on production. The Total Daily Production forecasted for each year reflects the total annual production estimated by Brigham’s management through such methodology for each respective year multiplied by an average percentage ownership of Brigham and Sitio across the acreage in which Brigham and Sitio hold interests.

(4)

Adjusted EBITDA is defined as net income before depreciation, depletion and amortization, share-based compensation expense, interest expense, income tax expense, change in fair value of warrant liability and other income. Adjusted EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income, operating income or other measures prepared in accordance with GAAP.

Brigham Projections for Sitio

The following table presents selected unaudited prospective financial and operating information with respect to Sitio for the fiscal years 2022 through 2029 on a standalone basis prepared by Brigham’s management utilizing information provided by Sitio and based on price assumptions for oil and natural gas pricing as of September 2, 2022 and the Brigham management assumptions:

($ in millions)(1)(2)	Q3 2022E	Q4 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Total Daily Production (Mboe/d)(3)	16.4	16.4	18.6	21.7	24.0	27.8	34.2	38.6	39.2
Adjusted EBITDA(4)	$97	$95	$392	$397	$423	$495	$619	$697	$710

(1)

The information set forth in this table does not take into account any circumstances or events occurring after the date it was prepared. Given the uncertainties inherent in any forecasted information, Brigham stockholders and Sitio stockholders are cautioned not to place undue reliance on such information.

(2)

The information set forth in this table reflects certain unaudited prospective financial and operating information of Sitio for July 1, 2022 through September 30, 2022, October 1, 2022 through December 31, 2022, and 2023 through 2029.

(3)

Brigham’s forecasted Total Daily Production of Sitio is derived from Sitio’s existing production and the forecasted conversion by E&P operators of the undeveloped inventory of drilling locations on the acreage in which Sitio holds interests to proved developed producing reserves as well as production associated with projected mineral acquisition capital expenditures consistent with historic activity levels and levels dictated by the balance sheet constraints of Sitio. Brigham’s management first estimated an average annual development pace per operator per basin on the acreage in which Sitio holds interests based primarily on historical E&P operator drilling activity and management’s reasonable expectations for future drilling activity by such operators. Brigham’s management then employed type curve analyses to project future type curves by basin and by operator so as not to give any specific interval an overstated effect on production. The Total Daily Production forecasted for each year reflects the total annual production estimated by Brigham’s management through such methodology for each respective year multiplied by an average percentage ownership of Sitio across the acreage in which Sitio holds interests.

(4)

Brigham management defines Sitio Adjusted EBITDA as net income before depreciation, depletion and amortization, share-based compensation expense, interest expense, income tax expense, change in fair value of warrant liability and other income. Adjusted EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income, operating income or other measures prepared in accordance with GAAP.

Brigham does not intend to update or otherwise revise the above unaudited financial and operating forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such unaudited financial and operating forecasts are no longer appropriate, except as may be required by applicable law.

Interests of Sitio’s Directors and Executive Officers in the Mergers

In considering the recommendation of the board of directors of Sitio (the “Sitio Board”) to vote in favor of the merger proposal, Sitio stockholders should be aware that Sitio’s directors and executive officers have interests in the transaction that may be different from, or in addition to, the interests of Sitio stockholders generally. The Sitio Board was aware of these interests and considered them, among other matters, in evaluating and negotiating the merger agreement, in reaching its decision to approve and adopt the merger agreement and the transactions contemplated therein, including the merger, and in recommending to Sitio stockholders that the merger agreement be approved. Such interests are described below.

Sitio Directors to be Appointed to the New Sitio Board

Pursuant to the merger agreement, Sitio and Brigham have agreed that the New Sitio Board will consist of a total of nine members and, effective as of the First Effective Time, Noam Lockshin, Christopher L. Conoscenti, Alice Gould, Morris Clark and Claire Harvey (each, a “Sitio Designated Director” and who, prior to the First Effective Time, are members of the Sitio Board) shall be appointed to the New Sitio Board. Following the Closing, New Sitio shall take all actions reasonably necessary to ensure that each Sitio Designated Director is included in the slate of nominees recommended by the New Sitio Board to the stockholders of New Sitio for election as directors at the 2023 annual meeting of stockholders of New Sitio.

Sitio Directors Not Appointed to the New Sitio Board

Sitio intends to provide for accelerated vesting of any unvested deferred share units of Steven Jones and Allen Li (each, a “Sitio Departing Director”), in which case the unvested deferred share units issued in respect of each Sitio Departing Director may immediately vest in full upon the Sitio Departing Directors’ termination of service and any forfeiture restrictions applicable to such deferred share units may lapse immediately. For each Sitio Departing Director, 5,216 unvested deferred share units will be accelerated and, pursuant to their terms, such deferred share units together with previously vested deferred share units will be settled (resulting in the issuance of a total of 10,431 shares of New Sitio Class A Common Stock).

Support Agreements

Immediately following the execution of the merger agreement, the Supporting Stockholders (as defined in “Certain Agreements Relating to the Transactions—Support Agreements”) entered into support agreements pursuant to which the Supporting Stockholders agreed, among other things, to vote (i) in favor of the adoption of the merger agreement and (ii) against any competing agreement, transaction or proposal with respect to Sitio and against any other action made in opposition to adoption of the merger agreement or in competition or inconsistent with the mergers or matters contemplated by the merger agreement. Certain of the Supporting Stockholders holding approximately 58.9% of the combined voting power of the issued and outstanding shares of Sitio Common Stock have also agreed not to transfer or otherwise dispose of any Sitio Class A Common Stock, Sitio Class C Common Stock or Opco LP Units beneficially owned by them, other than certain permitted transfers, during the terms of their respective support agreements. For more information, please see “Certain Agreements Related to the Transactions—Support Agreements.”

Treatment of Sitio Equity Awards

Sitio’s executive officers and directors hold one or more of the following equity-based awards: restricted stock, restricted stock units subject to time-based vesting (including deferred share units), and restricted stock units subject to performance-based vesting. In connection with the mergers, these awards are being converted to awards with respect to common stock of New Sitio, on a basis similar to shareholders generally and otherwise will continue to be subject to the same terms and conditions that currently apply (except that Sitio intends to provide for accelerated vesting of any unvested deferred share units of the Sitio Departing Directors in which case the deferred share units may immediately vest in full upon the Sitio Departing Directors’ termination of service and any forfeiture restrictions applicable to such deferred share units may lapse immediately). For further details regarding the treatment of outstanding Sitio equity awards in connection with the mergers, including those held by Sitio’s officers and directors, see the section of this consent solicitation statement/proxy statement/prospectus titled “The Merger Agreement—Treatment of Outstanding Sitio Equity Awards.”

Interests of Brigham’s Directors and Executive Officers in the Mergers

In considering the recommendations of the Brigham Board that you vote “FOR” the proposal to approve and adopt the merger agreement and “FOR” the advisory, non-binding proposal relating to compensation that will be or may become payable to Brigham’s NEOs in connection with the mergers, you should be aware that Brigham’s directors and executive officers have interests in the mergers that may be different from, or in addition to, those of Brigham’s stockholders generally. The Brigham Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the mergers, approving the merger agreement, and recommending the applicable merger-related proposals.

The following discussion sets forth certain of these interests in the mergers of each person who has served as an executive officer or non-employee director of Brigham since January 1, 2021.

Brigham Directors to Be Appointed to the New Sitio Board

Pursuant to the merger agreement, Brigham and Sitio have agreed that the New Sitio Board will consist of a total of nine members, including four Brigham Designated Directors. On November 11, 2022, the Brigham Board selected Gayle L. Burleson, Jon-Al Duplantier, Richard K. Stoneburner and John R. (“J.R.”) Sult for appointment to the New Sitio Board as the Brigham Designated Directors. Following the Closing, New Sitio shall take all actions reasonably necessary to ensure that each Brigham Designated Director is included in the slate of nominees recommended by the New Sitio Board to the stockholders of New Sitio for election as directors at the 2023 annual meeting of stockholders of New Sitio. Pursuant to its respective Support Agreement, Kimmeridge is required to vote all of its shares of New Parent Common Stock in favor of the election of the Brigham Designated Directors to be nominated to the New Sitio Board for election as directors at the 2023 annual meeting of stockholders of New Sitio.

Treatment of Brigham Equity Awards in the Mergers

Brigham’s equity-based awards that are outstanding immediately prior to the First Effective Time will be treated in accordance with the terms applicable to such awards immediately prior to the First Effective Time pursuant to the 2019 Plan and the applicable award agreements thereunder, as reflected in the merger agreement and described below with respect to the executive officers and non-employee directors of Brigham. The mergers will constitute a “change in control” under the 2019 Plan and all applicable award agreements thereunder.

Brigham Pre-2022 RSU Awards and Brigham Director RSU Awards

In connection with the mergers, each Brigham Pre-2022 RSU Award, and each Brigham Director RSU Award, in each case, will vest in full and will be treated as Brigham Class A Common Stock for purposes of the Merger Agreement, including the right to receive the merger consideration. Any amounts relating to dividend equivalent rights that are accrued but unpaid under a Brigham Pre-2022 RSU Award or Brigham Director RSU Award, as applicable, will also vest in full immediately prior to the First Effective Time and be settled and paid in accordance with the terms and conditions set forth in the applicable award agreement governing such Brigham Pre-2022 RSU Award or Brigham Director RSU Award, as applicable.

The following sets forth, for each of the Brigham’s executive officers and directors, the aggregate number of shares of Brigham Class A Common Stock subject to outstanding Brigham Pre-2022 RSU Awards and Brigham Director RSU Awards, and the amount of accrued but unpaid dividend equivalent rights relating thereto, as of an assumed Closing Date of December 1, 2022.

Name	Brigham Class A Common Stock Subject to Brigham Pre-2022 RSU Awards	Amount of Accrued but Unpaid Dividend Equivalent Rights
Non-Employee Directors
Richard Stoneburner	5,232	$13,760
Gayle Burleson	5,232	$13,760
John R. (“J.R.”) Sult	5,232	$13,760
James Levy	5,232	$13,760
Jon-Al Duplantier	5,232	$13,760
Lance Langford	5,232	$13,760
Stacy Hock	5,232	$13,760
Executive Officers
Ben M. “Bud” Brigham	—	—
Robert Roosa	137,124	$592,747
Blake Williams	60,945	$263,448
Kari Potts	32,542	$139,920

Brigham Pre-2022 PSU Awards

In connection with the mergers, each Brigham Pre-2022 PSU Award granted pursuant to the 2019 Plan will vest in full based on the actual level of achievement with respect to the performance goals applicable to such Brigham Pre-2022 PSU Award for a truncated performance period that ends immediately prior to the First Effective Time. Such vested Brigham Pre-2022 PSU Awards will be treated as Brigham Class A Common Stock for purposes of the merger agreement, including the right to receive the merger consideration. Any amounts relating to dividend equivalent rights that are accrued but unpaid under a Brigham Pre-2022 PSU Award will also vest in full immediately prior to the First Effective Time and be settled and paid in accordance with the terms and conditions set forth in the applicable award agreement governing such Brigham Pre-2022 PSU Award.

The following sets forth, for each of Brigham’s executive officers, the aggregate number of shares of Brigham Class A Common Stock subject to outstanding Brigham Pre-2022 PSU Awards, based on the target and maximum level of achievement, and the amount of accrued but unpaid dividend equivalent rights relating thereto, as of an assumed Closing Date of December 1, 2022.

Name	Brigham Class A Common Stock Subject to Brigham Pre-2022 PSU Awards (Target)	Amount of Accrued but Unpaid Dividend Equivalent Rights (Target)	Brigham Class A Common Stock Subject to Brigham Pre-2022 PSU Awards (Maximum)	Amount of Accrued but Unpaid Dividend Equivalent Rights (Maximum)
Executive Officers
Ben M. “Bud” Brigham	—	—	—	—
Robert Roosa	271,707	$1,225,167	543,414	$2,450,334
Blake Williams	120,758	$544,516	241,516	$1,089,031
Kari Potts	63,482	$284,545	126,964	$569,090

None of Brigham’s directors holds a Brigham Pre-2022 PSU Award as of the date hereof or is expected to hold a Brigham Pre-2022 PSU Award as of an assumed Closing Date of December 1, 2022.

Brigham 2022 RSU Awards

In connection with the mergers, each Brigham 2022 RSU Award (which, together with the Brigham Pre-2022 RSU Awards and the Brigham Director RSU Awards, are collectively referred to as the “Brigham RSU Awards”) granted pursuant to the 2019 Plan will cease to represent a Brigham 2022 RSU Award with respect to Brigham Class A Common Stock and will thereafter constitute an award, on the same terms and conditions as were applicable under the Brigham 2022 RSU Award, with respect to a number of shares of New Sitio Class A Common Stock determined by multiplying (i) the number of shares of Brigham Class A Common Stock subject to such Brigham 2022 RSU Award by (ii) an exchange ratio of 1.133. Any amounts relating to dividend equivalent rights that are accrued but unpaid under Brigham 2022 RSU Awards will carry over and remain subject to the same terms and conditions set forth in the applicable award agreement governing such Brigham 2022 RSU Award.

As the Brigham 2022 RSU Awards are being converted directly into awards based on New Sitio Class A Common Stock, no monetary value is being received by Brigham’s executive officers in connection with the conversion of such Brigham 2022 RSU Awards. However, in the event that the holder of a Brigham 2022 RSU Award experiences a termination of employment without cause or for good reason during the twenty-four (24) month period following a change in control, such Brigham 2022 RSU Award will vest in full as of the date of such termination of employment.

The following sets forth, for each of Brigham’s executive officers, the total number of shares of Brigham Class A Common Stock subject to outstanding Brigham 2022 RSU Awards, and the amount of accrued but unpaid dividend equivalent rights relating thereto, as of an assumed Closing Date of December 1, 2022.

Name	Brigham Class A Common Stock Subject to Brigham 2022 RSU Awards	Amount of Accrued but Unpaid Dividend Equivalent Rights
Executive Officers
Ben M. “Bud” Brigham	—	—
Robert Roosa	81,584	$214,566
Blake Williams	34,208	$89,967
Kari Potts	20,123	$52,923

Brigham 2022 PSU Awards

In connection with the mergers, each Brigham 2022 PSU Award (which, together with the Brigham Pre-2022 PSU Awards, are collectively referred to as the “Brigham PSU Awards”) granted pursuant to the 2019 Plan will cease to represent a Brigham 2022 PSU Award with respect to Brigham Class A Common Stock and will thereafter constitute an award, on the same terms and conditions as were applicable under the Brigham 2022 PSU Award, with respect to a number of shares of New Sitio Class A Common Stock determined by multiplying (i) the number of shares of Brigham Class A Common Stock that would have been earned under such Brigham 2022 PSU Award based on the actual level of achievement with respect to the performance goals applicable to such Brigham 2022 PSU Award for a truncated performance period that ends immediately prior to the First Effective Time by (ii) an exchange ratio of 1.133. Any amounts relating to dividend equivalent rights that are accrued but unpaid under Brigham 2022 PSU Awards will carry over and remain subject to the same terms and conditions set forth in the applicable award agreement governing such Brigham 2022 PSU Award.

As the Brigham 2022 PSU Awards are being converted directly into awards based on New Sitio Class A Common Stock, no monetary value is being received by Brigham’s executive officers in connection with the conversion of such Brigham 2022 PSU Awards. However, in the event that the holder of a Brigham 2022 PSU

Award experiences a termination of employment without cause or for good reason during the twenty-four (24) month period following a change in control, such Brigham 2022 PSU Award will vest in full as of the date of such termination of employment.

The following sets forth, for each of Brigham’s executive officers, the total number of shares of Brigham Class A Common Stock subject to outstanding Brigham 2022 PSU Awards, based on target and maximum performance, and the amount of accrued but unpaid dividend equivalent rights relating thereto, as of an assumed Closing Date of December 1, 2022.

Name	Brigham Class A Common Stock Subject to Brigham 2022 PSU Awards (Target)	Amount of Accrued but Unpaid Dividend Equivalent Rights (Target)	Brigham Class A Common Stock Subject to Brigham 2022 PSU Awards (Maximum)	Amount of Accrued but Unpaid Dividend Equivalent Rights (Maximum)
Executive Officers
Ben M. “Bud” Brigham	—	—	—	—
Robert Roosa	81,584	$214,566	163,168	$429,132
Blake Williams	34,208	$89,967	68,416	$179,934
Kari Potts	20,123	$52,923	40,246	$105,847

None of Brigham’s directors holds a Brigham 2022 PSU Award as of the date hereof or is expected to hold a Brigham 2022 PSU Award as of an assumed Closing Date of December 1, 2022.

Other Benefits

Retention Awards

As set forth in the disclosure schedules to the merger agreement, prior to the mergers, given the importance of preserving value and managing risk during the pendency of the transaction and in order to ensure successful integration, the Brigham Board is authorized to establish a cash-based retention program to promote retention and incentivize efforts to consummate the Closing pursuant to which cash retention awards (“Retention Awards”) may be granted in the amounts and to the key employees set forth below. While the Retention Awards have not yet been granted, it is expected that the Retention Awards will vest and become 100% payable at the Closing, subject to continued employment with Brigham or its subsidiaries through such date.

The following sets forth the amount of each Retention Award that is expected to be granted to Brigham’s executive officers prior to the Closing.

Name	Retention Award
Ben M. “Bud” Brigham	$515,000
Robert Roosa	$2,140,000
Blake Williams	$1,425,000
Kari Potts	$1,224,000

Short-Term Incentive Plan

Brigham implemented a short-term incentive plan in 2022 (the “STIP”) for certain key employees, including Brigham’s executive officers, who provide services to Brigham. Under the terms of the STIP, bonus payments could range from 0% and 150% of a participant’s target bonus under the STIP for a given plan year. With respect to the 2022 calendar year, at or prior to the Closing, Brigham is permitted to make bonus payments under the STIP to participants, including Brigham’s executive officers, in an amount determined based on actual achievement of the applicable qualitative and quantitative performance metrics.

Severance

While the merger agreement provides that employees of Brigham who are terminated by New Sitio or any of its subsidiaries within 24 months following the Closing will be eligible to receive severance benefits in connection with certain qualifying terminations of employment, none of Brigham’s executive officers or directors are expected to be eligible to receive such severance benefits.

Quantification of Payments and Benefits to Brigham’s NEOs

The information set forth below is required by Item 402(t) of Regulation S-K regarding compensation that is based on or otherwise relates to the mergers that Brigham’s NEOs could receive in connection with the mergers. Such amounts have been calculated assuming that (i) the Closing of the mergers occurs on December 1, 2022, (ii) each of Brigham’s NEOs experiences a termination of employment without cause immediately following the effective time of the mergers, (iii) all outstanding Brigham PSU Awards will accelerate and vest based on maximum performance, (iv) none of Brigham’s NEOs will receive any additional equity-based awards following the date hereof, (vi) the closing price of a share of Brigham’s Class A Common Stock at the effective time of the mergers is $27.67 (which represents the average closing price of a share of Brigham’s Class A Common Stock over the first five business days following the first public announcement of the mergers), (vii) each of Brigham’s NEOs has properly executed any required releases and complied with all requirements (including any applicable restrictive covenants) necessary to receive such payments and benefits and (viii) each number is rounded to the nearest whole number. Some of the assumptions used in the table below are based upon information not currently available, and, as a result, the actual amounts to be received by any of Brigham’s NEOs may materially differ from the amounts set forth below.

Golden Parachute Compensation

Name	Cash(1)	Equity(2)	Perquisites/ Benefits	Other(3)	Total
Ben M. “Bud” Brigham	$—	$—	$—	$515,000	$515,000
Robert Roosa	$803,400	$29,289,553	$—	$2,140,000	$32,232,953
Blake Williams	$506,250	$12,831,083	$—	$1,425,000	$14,762,333
Kari Potts	$408,000	$6,951,722	$—	$1,224,000	$8,583,722

(1)

Amounts shown include bonus payments pursuant to Brigham’s STIP calculated at 150% of the target opportunity level for each NEO that is a participant in the STIP. Such amounts are only an estimate as the actual bonus payment is to be based on actual achievement of the applicable qualitative and quantitative performance metrics under the STIP through the earlier of the Closing Date and December 31, 2022. Pursuant to the STIP, the bonus payment owed to Mr. Roosa will be settled in shares of Brigham’s Class A Common Stock. As such, Mr. Roosa’s bonus payment will consist of a variable number of shares of Brigham’s Class A Common Stock based on the fair market value of Brigham’s Class A Common Stock at the Closing. Therefore, we have still included Mr. Roosa’s bonus payment under this “Cash” column. Brigham will pay such STIP bonus payments in a lump sum at the Closing. The STIP bonus payments are “single-trigger” payments, which means that only a change in control, such as the mergers, must occur before such payments become payable to the NEOs.

(2)

Amounts shown reflect the sum of the potential value that each NEO could receive in connection with both the single-trigger and double-trigger accelerated vesting of all outstanding Brigham RSU Awards and Brigham PSU Awards (with the value attributable to such Brigham PSU Awards calculated based on maximum performance), including the payment of accrued but unpaid dividend equivalent rights relating to such Brigham RSU Awards and Brigham PSU Awards. Amounts associated with the Brigham PSU Awards and the amount of accrued but unpaid dividend equivalent rights are only an estimate as the actual amounts will be based on actual performance with respect to applicable performance metrics for a truncated period that ends immediately prior to the First Effective Time and will include the amount of any dividend equivalent rights arising from any dividends declared prior to the First Effective Time. The Brigham

Pre-2022 RSU Awards and Brigham Pre-2022 PSU Awards are considered “single-trigger” payments, which means that only a change in control, such as the mergers, must occur for the awards to become fully vested. The amounts set forth in this column that are attributable to the single-trigger arrangements are as follows: $18,830,486 for Mr. Roosa, $8,369,096 for Mr. Williams, and $4,413,531 for Ms. Potts. The amount of accrued but unpaid dividend equivalent rights relating to such single-trigger payments are as follows, $3,043,081 for Mr. Roosa, $1,352,480 for Mr. Williams, and $709,010 or Ms. Potts. The Brigham 2022 RSU Awards and Brigham 2022 PSU Awards are considered “double-trigger” payments, which means that both a change in control, such as the mergers, and another event (i.e., a termination without cause or resignation for good reason) must occur prior to the awards becoming fully vested. The amounts set forth in this column that are attributable to the double-trigger arrangements are as follows: $6,772,288 for Mr. Roosa, $2,839,606 for Mr. Williams, and $1,670,410 for Ms. Potts. The amount of accrued but unpaid dividend equivalent rights relating to such double-trigger payments are as follows: $643,698 for Mr. Roosa, $269,901 for Mr. Williams, and $158,770 for Ms. Potts. For more details regarding the Brigham RSU Awards and Brigham PSU Awards, please see the “Treatment of Brigham Equity Awards in the Mergers” section above.
(3)

Amounts shown reflect the amount of the Retention Awards that are expected to be granted to each NEO by Brigham prior to the Closing, which are expected to vest and become 100% payable at the Closing, subject to such NEOs continued employment with Brigham or its subsidiaries through such date. While the Retention Awards have not yet been granted, it is anticipated that these payments will be “single-trigger” payments, which means that only a change in control, such as the mergers, must occur before such payments become payable to the NEOs.

Treatment of Opco LLC Units and Brigham Class B Common Stock

Certain of Brigham’s directors and executive officers beneficially own shares of Brigham Class B Common Stock and a corresponding number of Opco LLC Units and will be entitled to receive the merger consideration in respect of each share of Brigham Class B Common Stock and Opco LLC Units beneficially owned by them. As described in the section entitled “The Merger Agreement—Merger Consideration; Effect of the Mergers,” pursuant to the merger agreement, (i) at the First Effective Time, shares of Brigham Class B Common Stock held by a Brigham director and executive officer that is issued and outstanding immediately prior to the First Effective Time (other than Excluded Brigham Shares, which will be cancelled with no consideration) will be converted into the right to receive 1.133 shares of validly issued, fully paid and nonassessable New Sitio Class C Common Stock, subject to any appraisal rights pursuant to Section 262 of the DGCL solely with respect to the Brigham Class B Common Stock, and (ii) at the Second Effective Time, each corresponding Opco LLC Unit held by a Brigham director and executive officer that is issued and outstanding immediately prior to the Second Effective Time will be converted into the right to receive 1.133 Opco LP Units. For additional information regarding Opco LLC Units held by certain of Brigham’s directors and officers, please see the section entitled “Brigham Beneficial Ownership Table.”

Registration Rights Agreement

At or prior to the Closing Date, Sitio and New Sitio will enter into, with each holder of Opco LLC Units who desires to be a party thereto, the Registration Rights Agreement. The Registration Rights Agreement will provide that New Sitio will register for resale, pursuant to a registration statement filed pursuant to Rule 415 of the Securities Act, shares of New Sitio Class A Common Stock held by the applicable holders of Opco LLC Units. New Sitio will bear the expenses incurred in connection with the filing of the registration statement pursuant to the terms of the Registration Rights Agreement, other than the discounts, commissions and stock transfer taxes applicable to the sale of the registrable securities. For additional information on the registration rights agreement, see the section entitled “Certain Agreements Related to the Transactions—Registration Rights Agreement.”

Reversion of Intellectual Property Rights

Pursuant to the merger agreement, New Sitio and its subsidiaries are required to cease use of the term “Brigham” and other derivative terms that are confusingly similar within one (1) year following the Closing and remove or cause to be removed (including by changing an entity’s name) all such names, marks or logos from wherever they may appear on the assets of New Sitio or within the names of its subsidiaries following the Closing, and thereafter, New Sitio and its subsidiaries are prohibited from using such term or any other derivative terms that are confusingly similar; provided, however, New Sitio and its subsidiaries are permitted to use such terms in connection with public reporting or disclosure requirements or as permitted by fair use under applicable law. After the Closing, New Sitio and its subsidiaries will have no rights with respect to the term “Brigham” and other derivative terms that are confusingly similar, and the rights with respect to the term “Brigham” will revert to Ben M. “Bud” Brigham, the Executive Chairman of Brigham.

Indemnification and Insurance

The merger agreement provides that, for a period of six years following the completion of the mergers, the surviving companies of the mergers will, jointly and severally, indemnify, defend and hold harmless any person who is, has been, or becomes prior to the completion of the mergers, a director, officer or employee of Brigham or any of its subsidiaries or who acts as a fiduciary under any employee benefit plan or any of its subsidiaries (referred to as an indemnified person), against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any threatened or actual claim, action, audit, demand, suit, proceeding, investigation or other proceeding to which such indemnified person is a party or is otherwise involved based on or arising out of the fact that such person is or was a director, officer or employee of Brigham or any of its subsidiaries, a fiduciary under any employee benefit plan or any of its subsidiaries or is or was serving at the request of Brigham or any of its subsidiaries in a similar capacity of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, whether pertaining to any act or omission occurring or existing prior to, at or after the completion of the mergers and whether asserted or claimed prior to, at or after the completion of the mergers.

The surviving companies will cause to be put in place, and Sitio will fully prepay immediately prior to the Closing, “tail” insurance policies with a claims reporting or discovery period of at least six years from the First Effective Time (the “tail period”) from an insurance carrier with the same or better credit rating as Brigham’s current insurance carrier with respect to directors’ and officers’ liability insurance in an amount and scope at least as favorable as Brigham’s existing policies with respect to matters, acts or omissions existing or occurring at or prior to the First Effective Time, subject to a cap on the aggregate cost of such policies during the tail period equal to 300% of the current aggregate annual premium paid by Brigham for such purpose.

For six years following the completion of the mergers, the surviving companies of the mergers will not amend, repeal or otherwise modify any provision in the organizational documents of the surviving companies in any manner that would affect adversely the rights thereunder of any indemnified person to indemnification, exculpation and advancement except to the extent required by applicable law.

In the event the surviving companies, or any of their respective successors or assigns, is not the surviving entity in a merger or consolidation or transfers all or substantially all of its assets to a third party, the surviving companies will ensure that these indemnification and insurance obligations are assumed by the surviving entity or purchaser in such transaction, as applicable.

Governance of New Sitio

Effective immediately following the First Effective Time, New Sitio will adopt the New Sitio Charter and the New Sitio Bylaws.

The merger agreement and the forms of the New Sitio Charter and New Sitio Bylaws, copies of which are attached to this consent solicitation statement/proxy statement/prospectus as Annex A, Annex B and Annex C, respectively, contain certain provisions relating to the governance of New Sitio following completion of the Transactions, which reflects the continuation of the Sitio charter and Sitio bylaws currently in effect.

Board of Directors of New Sitio

Effective as of the First Effective Time, the board of directors of New Sitio will be comprised of nine members, consisting of the Sitio Designated Directors and the Brigham Designated Directors, each such person to hold office in accordance with the New Sitio Charter and the New Sitio Bylaws. Please see the section entitled “Directors of New Sitio” for the persons designated as of the date of this written consent solicitation statement/proxy statement/prospectus.

Pursuant to the merger agreement, New Sitio will take all actions reasonably necessary to ensure that each Brigham Designated Director is included in the slate of nominees recommended by the board of directors of New Sitio to the stockholders of New Sitio for election as directors at the 2023 annual meeting of stockholders of New Sitio. In addition, New Sitio will continue to be subject to the Director Designation Agreement, dated as of January 11, 2022, pursuant to which certain stockholders of New Sitio may designate nominees to be included in the slate of nominees recommended by the board of directors of New Sitio so long as such stockholders continue to beneficially own sufficient New Sitio Common Stock in accordance with the terms of the Director Designation Agreement. A description of the Director Designation Agreement is included in Sitio’s definitive Proxy Statement, dated May 5, 2022, relating to the special meeting of Sitio’s stockholders held on June 3, 2022, in the section entitled “Related Agreements—Director Designation Agreement,” which is incorporated herein by reference.

Additionally, pursuant to the support agreement with Kimmeridge, Kimmeridge has agreed to vote in favor of the Brigham Designated Directors to be nominated to the New Sitio Board at the 2023 annual meeting of stockholders of New Sitio. For additional information regarding the support agreements, please see the section entitled “Certain Agreements Related to the Transactions—Support Agreements.”

Officers of New Sitio

The officers of Sitio immediately prior to the First Effective Time are expected to be appointed as officers holding the same offices of New Sitio effective as of the First Effective Time, each such person to hold office in accordance with the New Sitio Charter and the New Sitio Bylaws, until removed or replaced by the New Sitio Board.

Regulatory Approvals

Regulatory Conditions to Completion of the Mergers

Completion of the mergers is conditioned on the expiration or termination of any applicable waiting period (and any extension thereof) under the HSR Act and the absence of any law or order restraining, enjoining, or otherwise prohibiting the consummation of the mergers. The waiting periods applicable to the consummation of the transactions contemplated by the merger agreement under the HSR Act expired on November 4, 2022.

Nevertheless, at any time before or after the effective time, the DOJ, the FTC, antitrust authorities outside of the United States or U.S. state attorneys general could take action under applicable antitrust laws, including seeking to enjoin the completion of the mergers, conditionally approving the mergers upon the divestiture of Sitio’s or Brigham’s assets, subjecting the completion of the mergers to regulatory conditions or seeking other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Legal Proceedings

Federal Securities Litigation

In October 2022, two purported complaints were filed in the U.S. District Court for the Southern District of New York against Brigham and its board of directors. The complaints allege violations of Section 14(a) and Section 20(a) of the Exchange Act promulgated thereunder. Each of the complaints is premised upon allegations that Brigham made materially false and misleading statements and omissions by failing to include certain information and to notice the material omissions in this registration statement. The plaintiffs seek injunctive relief or rescissory damages and reimbursement of costs, including attorneys’ and experts’ fees.

Shareholder Demand Letters

On October 24, 2022, Brigham received a letter from a shareholder demanding that Brigham’s board of directors take action on behalf of Brigham to remedy allegations regarding Brigham’s disclosures to shareholders with respect to various omissions of material information in this registration statement relating to the mergers. After receiving this letter, Brigham received letters from other shareholders making substantively similar allegations and demands.

On October 25, 2022, Sitio received a letter from a shareholder demanding that Sitio’s board of directors take action on behalf of Sitio to remedy allegations regarding Sitio’s disclosures to shareholders with respect to various materially misleading and incomplete statements in this registration statement relating to the mergers. Sitio and Brigham believe the complaints and demands are without merit.

Director and Officer Indemnification

Under the merger agreement, certain indemnification and insurance rights exist in favor of Brigham’s current and former directors and officers. See “The Merger Agreement—Indemnification; Directors’ and Officers’ Insurance” for information about these rights.

Accounting Treatment

The mergers will be accounted for using the acquisition method of accounting under ASC 805, with Sitio as the accounting acquirer. Under the acquisition method of accounting, Sitio’s assets and liabilities will retain their carrying values and Brigham’s assets and liabilities will be recorded at their fair values measured as of the acquisition date. The excess of the consideration transferred over the fair values of Brigham’s net assets acquired, if applicable, will be recorded as goodwill.

In identifying Sitio as the acquiring entity for accounting purposes, among other factors, the voting rights of all equity instruments, the planned composition of the corporate governing body and senior management, the size of each of the companies and the terms of the mergers were taken into account. No single factor was the sole determinant in the overall conclusion that Sitio is the acquirer for accounting purposes, rather all factors were considered in arriving at such conclusion.

As part of the purchase price allocation, Sitio will allocate certain amounts to proved and unproved oil and gas properties. Sitio examines several different factors prior to allocating value to unproved oil and gas properties. Transactions that are consummated in the normal course of business and those that require pro forma consideration are treated in the same manner by Sitio. First, Sitio examines the total consideration transferred. From this amount, it calculates the value that should be attributable to proved reserves based on the relevant pricing data and discount factors for future net cash flows. These assumptions are utilized by Sitio when formulating the amount attributable to proved reserves. As a matter of practice, Sitio does not estimate probable and possible reserves. At least annually, and more often as necessary, Sitio’s engineering team examines the number of locations, on average, per drilling spacing unit. Considerations include, but are not limited to, the number of wells currently drilled as well as the total number of wells expected on the acreage to be acquired, public information on drilling plans released by the operators that have rights to drill on acreage in the relevant basin, operator disclosures about drilling plans in the basins in which we own minerals and royalties, and public articles related to the optimal number of wells to be drilled in the basins in which we own minerals and royalties. After Sitio determines the value of the proved reserves, it examines unproved properties. Sitio’s engineering department, with input from its land department, conducts geological and engineering assessments to determine the number of total potential drilling locations on such properties. Based on those assessments, Sitio estimates the number of prospective locations that remain on the properties. Sitio then calculates the number of unproved net royalty acres and compares the unproved property value per net royalty acre to transactional details from similar transactions to confirm the value allocated to unproved properties is reasonable. Sitio examines publicly available data regarding the purchase price paid by various parties related to unproved property. These amounts are compared to the implied dollar per acre of each contemplated transaction. Based on an analysis of the ranges examined, Sitio deemed them to be appropriate for the unproved property and further valuation as to the unproved property balance was not deemed necessary.

Material U.S. Federal Income Tax Consequences of the Pubco Mergers

This section is a general discussion of the material U.S. federal income tax consequences of the Pubco Mergers to “U.S. holders” (as defined below) of Sitio Class A Common Stock and Brigham Class A Common Stock. The following discussion is based upon the Code, the U.S. Treasury regulations promulgated thereunder and judicial and administrative authorities, rulings and decisions, all as in effect as of the date of this consent solicitation statement/proxy statement/prospectus. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, nor does it address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any U.S. federal laws (other than those pertaining to income tax) or any tax consequences of owning or disposing of New Sitio Class A Common Stock received in the Pubco Mergers.

The following discussion applies only to U.S. holders that hold their shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. holders in light of their particular circumstances and does not apply to U.S. holders subject to special treatment under certain U.S. federal income tax laws (such as, for example, dealers or brokers in securities, commodities or foreign currencies, dealers in securities that elect to apply a mark-to-market method of accounting, banks and certain other financial institutions, insurance companies, mutual funds, tax-exempt or governmental organizations, holders subject to the alternative minimum tax provisions of the Code, partnerships, S corporations or other pass-through entities or investors therein, regulated investment companies, real estate investment trusts, former citizens or long-term residents of the United States, U.S. expatriates, holders whose functional currency is not the U.S. dollar, holders who hold Sitio Class A Common Stock or Brigham Class A Common Stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment, holders that purchased or sell their Sitio Class A Common Stock or Brigham Class A Common Stock, as applicable, as part of a wash sale, retirement plans, individual retirement accounts, or other tax-deferred accounts, holders who acquired Sitio Class A Common Stock or Brigham Class A Common Stock pursuant to the exercise of employee stock options, through a tax qualified retirement plan or otherwise as compensation, holders who own Sitio Warrants or the private placement warrants of Sitio, holders who own interests in Opco LP or Opco LLC, holders that actually or constructively hold (or actually or constructively held at any time during the five-year period ending on the date of the Pubco Mergers) more than 5% of the shares of Sitio Class A Common Stock or Brigham Class A Common Stock or that hold shares of both Sitio Class A Common Stock and Brigham Class A Common Stock).

If an entity (or an arrangement) treated as a partnership for U.S. federal income tax purposes holds Sitio Class A Common Stock or Brigham Class A Common Stock, as applicable, the tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Pubco Mergers to them.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Sitio Class A Common Stock or Brigham Class A Common Stock, as applicable, that is for U.S. federal income tax purposes: (1) an individual citizen or resident of the United States, (2) a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, or any entity treated as such for U.S. federal income tax purposes, (3) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (b) such trust has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes or (4) an estate, the income of which is subject to U.S. federal income tax, regardless of its source.

Determining the actual tax consequences of the Pubco Mergers to you may be complex and will depend on your specific situation and on factors that are not within the control of Sitio or Brigham. You should consult with your own tax advisor as to the specific tax consequences of the Pubco Mergers to you in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, foreign and other tax laws and of changes, if any, in those laws.

Tax Consequences of the Pubco Mergers Generally

The parties to the merger agreement intend that each Pubco Merger qualify for Reorganization Treatment (as defined below) and that the transfer of the stock of Sitio and the stock of the Brigham to New Sitio as a result of the Pubco Mergers qualify for Section 351 Treatment (as defined below). Further, it is a condition to the closing of the Pubco Mergers that Sitio receive an opinion from Davis Polk (or, if Davis Polk is unable or unwilling to issue the opinion, an opinion of another nationally recognized law firm reasonably acceptable to Sitio) and Brigham receive an opinion from Vinson & Elkins (or, if Vinson & Elkins is unable or unwilling to issue the opinion, an opinion of another nationally recognized law firm reasonably acceptable to Brigham), dated as of the closing date of the Pubco Mergers, to the effect that either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code with respect to each of the parties to the reorganization (“Reorganization Treatment”) or (ii) the transfer of the stock of Sitio and the stock of the Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code (“Section 351 Treatment” and, together with the Reorganization Treatment, the “Intended Tax Treatment”). These opinions will be based on representation letters provided by Sitio and Brigham to be delivered at the closing of the Pubco Mergers, and on certain customary factual assumptions, as well as certain covenants and undertakings by Sitio and Brigham. Neither of the opinions described above will be binding on the IRS or any court. Neither Sitio nor Brigham has sought or will seek any ruling from the IRS regarding any matters relating to the Pubco Mergers, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below. In addition, if any of the representations, assumptions, covenants or undertakings is or becomes incorrect, incomplete or inaccurate or is violated, the validity of the opinions described above may be adversely affected and the U.S. federal income tax consequences of the Pubco Mergers could differ materially from those described below. Accordingly, each Sitio stockholder and each Brigham stockholder should consult with its tax advisor with respect to the particular tax consequences of the Pubco Mergers to such holder, including the consequences if the IRS successfully challenged the qualification of the Pubco Mergers for the Intended Tax Treatment.

The following discussion assumes that the Pubco Mergers qualify for the Intended Tax Treatment.

Tax Consequences of the Pubco Mergers to U.S. Holders of Sitio Class A Common Stock

Assuming that the Pubco Mergers qualify for the Intended Tax Treatment, upon exchanging your Sitio Class A Common Stock for New Sitio Class A Common Stock, you generally should not recognize gain or loss. The aggregate tax basis in the New Sitio Class A Common Stock that you receive in the Sitio Merger should equal your aggregate adjusted tax basis in the Sitio Class A Common Stock you surrender in the Sitio Merger. Your holding period for the New Sitio Class A Common Stock that you receive in the Sitio Merger should include your holding period of the Sitio Class A Common Stock that you surrender in the Sitio Merger.

If you are a Sitio Class A stockholder that acquired Sitio Class A Common Stock at different times or at different prices, your tax basis and holding period in your shares of New Sitio Class A Common Stock may be determined separately with reference to each block of Sitio Class A Common Stock and you should consult with your tax advisor regarding the tax consequences to you in light of your particular circumstances.

Tax Consequences of the Pubco Mergers to U.S. Holders of Brigham Class A Common Stock

Assuming that the Pubco Mergers qualify for the Intended Tax Treatment, upon exchanging your Brigham Class A Common Stock for New Sitio Class A Common Stock, you generally should not recognize gain or loss, except with respect to any cash received in lieu of fractional shares of New Sitio Class A Common Stock (as discussed below). The aggregate tax basis in the New Sitio Class A Common Stock that you receive in the Brigham Merger (including any fractional share of New Sitio Class A Common Stock deemed received and exchanged for cash, as discussed below) should equal your aggregate adjusted tax basis in the Brigham Class A Common Stock you surrender in the Brigham Merger. Your holding period for the New Sitio Class A Common Stock that you receive in the merger (including any fractional share of New Sitio Class A Common Stock deemed received and exchanged for cash, as discussed below) should include your holding period of the Brigham Class A Common Stock that you surrender in the Brigham Merger.

Cash Instead of Fractional Shares

If you receive cash instead of a fractional share of New Sitio Class A Common Stock, you should be treated as having received such fractional share of New Sitio Class A Common Stock pursuant to the Brigham Merger and then as having sold such fractional share of New Sitio Class A Common Stock for cash. As a result, you generally should recognize gain or loss equal to the difference between the amount of cash received and the tax basis allocated to your fractional share of New Sitio Class A Common Stock as set forth above. Such gain or loss generally should be capital gain or loss and should be long-term capital gain or loss if, as of the effective date of the Brigham Merger, the holding period for such fractional share (including the holding period of Brigham Class A Common Stock exchanged therefor) exceeds one year. The ability of individuals to deduct capital losses is subject to limitations.

If you are a Brigham Class A stockholder that acquired Brigham Class A Common Stock at different times or at different prices, your tax basis and holding period in your shares of New Sitio Class A Common Stock may be determined separately with reference to each block of Brigham Class A Common Stock and you should consult with your tax advisor regarding the tax consequences to you in light of your particular circumstances.

Information Reporting and Backup Withholding

If you are a non-corporate Sitio Class A stockholder or Brigham Class A stockholder, you may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%) on any cash payments you receive. You generally will not be subject to backup withholding, however, if you (1) furnish a correct taxpayer identification number, certify that you are not subject to backup withholding and otherwise comply with all the applicable requirements of the backup withholding rules, or (2) provide proof that you are otherwise exempt from backup withholding. Any amounts withheld under the backup withholding rules are not an additional tax and will generally be allowed as a refund or credit against your U.S. federal income tax liability, provided you timely furnish the required information to the IRS.

This discussion of material U.S. federal income tax consequences is not intended to be, and should not be construed as, tax advice. The preceding discussion is intended only as a summary of the material U.S. federal income tax consequences of the Pubco Mergers. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular U.S. holder. Sitio stockholders and Brigham stockholders, as applicable, are urged to consult with their own tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

Stock Exchange Listing

Application will be made to list the shares of New Sitio Class A Common Stock and the New Sitio warrants on the NYSE. It is a condition to the mergers that the shares of New Sitio Common Stock issuable pursuant to the mergers, upon the redemption of Opco LP Units (together with the corresponding New Sitio Class C Common Stock) and upon the exercise of New Sitio warrants be approved for listing on the NYSE, subject only to official notice of issuance. Shares of New Sitio Class A Common Stock are expected to be traded on the NYSE under the symbol “STR” and New Sitio warrants are expected to be traded on the NYSE American LLC under the symbol “STR WS” following the completion of the mergers.

If the mergers are completed, securities of each of Sitio and Brigham will cease to be listed on the NYSE and will be deregistered under the Exchange Act.

THE MERGER AGREEMENT

The following section summarizes material provisions of the merger agreement, which is included in this consent solicitation statement/proxy statement/prospectus as Annex A and is incorporated by reference herein in its entirety. The summary of the material provisions of the merger agreement below and elsewhere in this consent solicitation statement/proxy statement/prospectus is qualified in its entirety by reference to the merger agreement. Brigham and Sitio stockholders are urged to read the merger agreement carefully and in its entirety as it is the legal document governing the Transactions, as well as this consent solicitation statement/proxy statement/prospectus and the information incorporated by reference into this consent solicitation statement/proxy statement/prospectus, before making any decisions regarding the merger agreement and the transactions contemplated thereby.

Explanatory Note Regarding the Merger Agreement

The merger agreement and this summary are included to provide you with information regarding the terms of the merger agreement. Neither the merger agreement nor the summary of its material terms included in this section is intended to provide any factual information about Sitio or Brigham. Factual disclosures about Sitio and Brigham contained in this consent solicitation statement/proxy statement/prospectus and/or in the public reports of Sitio and Brigham filed with the SEC (as described in the section entitled “Where You Can Find More Information” beginning on page 189 of this consent solicitation statement/proxy statement/prospectus) may supplement, update or modify the disclosures about Sitio and Brigham contained in the merger agreement. The merger agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature. The representations and warranties contained in the merger agreement were made only for purposes of the merger agreement as of the specific dates therein; were made solely for the benefit of the parties to the merger agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the merger agreement except for the limited purposes expressly set forth therein and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Sitio’s or Brigham’s public disclosures. Accordingly, the representations and warranties and covenants in the merger agreement, or any descriptions of those provisions, should not be relied on by any persons as characterizations of the actual state of facts about Sitio or Brigham at the time they were made or otherwise.

Structure of the Merger Transactions

The merger agreement provides for three mergers, on the terms and subject to the conditions in the merger agreement and in accordance with the DGCL and the DLLCA, as applicable. At the First Effective Time, the Sitio Merger will occur and as a result the separate corporate existence of Sitio Merger Sub will cease, with Sitio surviving the Sitio Merger as a wholly owned subsidiary of New Sitio. Concurrently, at the First Effective Time, the Brigham Merger will occur and as a result the separate corporate existence of Brigham Merger Sub will cease, with Brigham surviving the Brigham Merger as a wholly owned subsidiary of New Sitio. Following the Pubco Mergers, at the Second Effective Time, the Opco Merger will occur and as a result the separate corporate existence of Opco Merger Sub will cease, with Opco LLC surviving the merger as a wholly owned subsidiary of Opco LP.

Closing; Effectiveness of the Mergers

The merger agreement provides that, unless another date is agreed to in writing by Sitio and Brigham, the Closing will take place at 9:00 a.m., Houston, Texas time, on a date that is two business days after the satisfaction or, to the extent permitted by applicable law, waiver of all the conditions to Closing (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or permitted waiver of such conditions at the Closing). The date on which the Closing occurs is referred to in this consent solicitation statement/proxy statement/prospectus as the “Closing Date.”

Each of the Pubco Mergers and the Opco Merger will become effective at the time when the applicable certificate of merger has been duly filed with the Secretary of State of the State of Delaware, or such later date and time as the parties may agree and as is specified in the applicable certificate of merger.

Merger Consideration; Effect of the Mergers

At the First Effective Time, upon the terms and subject to the conditions set forth in the merger agreement, (i) each share of Sitio Class A Common Stock issued and outstanding immediately prior to the First Effective Time (other than Excluded Sitio Shares, which will be cancelled with no consideration) will be converted into the right to receive one share of validly issued, fully paid and nonassessable New Sitio Class A Common Stock, and (ii) each share of Sitio Class C Common Stock issued and outstanding immediately prior to the First Effective Time (other than Excluded Sitio Shares, which will be cancelled with no consideration) will be converted into the right to receive one share of validly issued, fully paid and nonassessable New Sitio Class C Common Stock. All such shares of Sitio Common Stock, when so converted, will cease to be outstanding and will automatically be cancelled and cease to exist. The shares of Sitio Merger Sub capital stock issued and outstanding immediately prior to the First Effective Time will be converted into a number of shares of Class A common stock, par value $0.0001 per share, and Class C common stock, par value $0.0001 per share, of the surviving corporation of the Sitio Merger equal to the number of shares of Sitio Class A Common Stock and Sitio Class C Common Stock, respectively, outstanding immediately prior to the First Effective Time.

At the First Effective Time, upon the terms and subject to the conditions set forth in the merger agreement, (i) each share of Brigham Class A Common Stock issued and outstanding immediately prior to the First Effective Time (other than Excluded Brigham Shares, which will be cancelled with no consideration) will be converted into the right to receive 1.133 shares of validly issued, fully paid and nonassessable New Sitio Class A Common Stock, and (ii) each share of Brigham Class B Common Stock issued and outstanding immediately prior to the First Effective Time (other than Excluded Brigham Shares, which will be cancelled with no consideration) will be converted into the right to receive 1.133 shares of validly issued, fully paid and nonassessable New Sitio Class C Common Stock. All such shares of Brigham Common Stock, when so converted, will cease to be outstanding and will automatically be cancelled and cease to exist. Each holder of a share of Brigham Common Stock that was outstanding immediately prior to the First Effective Time will cease to have any rights with respect thereto, except the right to receive (1) the Company Merger Consideration (as defined in the merger agreement) and (2) in the case of holders of Brigham Class A Common Stock, any dividends or other distributions in accordance with the merger agreement and any cash to be paid in lieu of any fractional shares of New Sitio Class A Common Stock in accordance with the merger agreement. The shares of Brigham Merger Sub capital stock issued and outstanding immediately prior to the First Effective Time will be converted into a number of shares of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, of the surviving corporation of the Brigham Merger equal to the number of shares of Brigham Class A Common Stock and Brigham Class B Common Stock, respectively, outstanding immediately prior to the First Effective Time.

At the First Effective Time, each share of capital stock of New Sitio issued and outstanding immediately prior to the First Effective Time will remain outstanding. Immediately following the First Effective Time, upon the terms and subject to the conditions set forth in the merger agreement, shares of capital stock of New Sitio owned by the surviving corporation of the Sitio Merger will be surrendered to New Sitio without payment therefor.

At the Second Effective Time, upon the terms and subject to the conditions set forth in the merger agreement, each Opco LLC Unit issued and outstanding immediately prior to the Second Effective Time will be converted into the right to receive 1.133 Opco LP Units. As of the Second Effective Time, the Opco LLC Units issued and outstanding immediately prior to the Second Effective Time will no longer be outstanding and will automatically be cancelled and cease to exist, and each holder of such Opco LLC Units shall cease to have any rights with respect thereto, except the right to receive (1) the Opco Merger Consideration (as defined in the merger agreement), (2) any dividends or other distributions in accordance with the merger agreement and (3) any cash to be paid in lieu of any fractional Opco LP Units in accordance with the merger agreement. Each unit of Opco Merger Sub issued and outstanding immediately prior to the Second Effective Time will be automatically exchanged for a number of units in the surviving company of the Opco Merger equal to the number of Opco LLC Units issued and outstanding immediately prior to the Second Effective Time.

The exchange ratios in the mergers is fixed and will not be adjusted for changes in the market price of either Sitio Class A Common Stock or Brigham Class A Common Stock.

No fractional shares of New Sitio Common Stock will be issued in connection with the Brigham Merger. As promptly as practicable following the First Effective Time, upon the terms and subject to the conditions set forth in the merger agreement, the exchange agent will determine the excess of (1) the number of full shares of New Sitio Class A Common Stock delivered to the exchange agent by Sitio for issuance to holders of certificates or book-entry shares of Brigham Class A Common Stock over (2) the aggregate number of full shares of New Sitio Class A Common Stock to be distributed to holders of certificates or book-entry shares of Brigham Class A Common Stock (such excess being referred to as the “excess shares”). As soon as practicable after the First Effective Time, the exchange agent, as agent for such holders of certificates and book-entry shares of Brigham Class A Common Stock, will sell the excess shares at then prevailing prices on the NYSE, upon the terms and subject to the conditions set forth in the merger agreement. The sale of the excess shares by the exchange agent will be executed on the NYSE and will be executed in round lots to the extent practicable. Until the net proceeds of any such sale or sales have been distributed to the holders of certificates or book-entry shares of Brigham Class A Common Stock, the exchange agent will hold such proceeds in trust for such holders. The net proceeds of any such sale or sales of excess shares to be distributed to the holders of certificates or book-entry shares of Brigham Class A Common Stock will be reduced by any and all commissions, transfer taxes and other out-of-pocket transaction costs, as well as any expenses, of the exchange agent incurred in connection with such sale or sales. The exchange agent will determine the portion of the net proceeds to which each eligible holder who would otherwise have been entitled to receive a fractional share of New Sitio common stock in the Brigham Merger will instead receive, in lieu thereof, cash (without interest) in an amount equal to the product of (1) the amount of the aggregate net proceeds and (2) a fraction, (a) the numerator of which is the amount of the fractional share interest to which such holder of certificates or book-entry shares of Brigham Class A Common Stock is entitled (after taking into account all certificates and book-entry shares of Brigham Class A Common Stock then held by such holder) and (b) the denominator of which is the aggregate amount of fractional share interests to which all holders of certificates or book-entry shares of Brigham Class A Common Stock are entitled. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of certificates or book-entry shares of Brigham Class A Common Stock with respect to any fractional share interests, the exchange agent will promptly pay such amounts to such holders subject to and in accordance with the terms and conditions set forth in the merger agreement. The payment of cash in lieu of fractional shares of New Sitio Common Stock pursuant to the terms and conditions set forth in the merger agreement is not separately bargained-for consideration but merely represents a mechanical rounding-off of the fractions in the exchange contemplated by the merger agreement.

No fractional Opco LP Units will be issued in connection with the Opco Merger. Each eligible holder who would otherwise have been entitled to receive a fractional Opco LP Unit in the Opco Merger will instead receive a cash payment, without interest, in lieu of such fractional share in an amount equal to the product of (i) the fractional amount of Opco LP Units such holder would have otherwise been entitled to receive (after taking into account all Opco LLC Units delivered by such holder) and (ii) the volume weighted average price of Sitio Class A Common Stock for the five (5) consecutive trading days immediately prior to the Closing Date as reported by Bloomberg, L.P.

Any holder of Brigham Class B Common Stock that would otherwise be entitled to receive a fraction of a share of New Sitio Class C Common Stock (after taking into account all book-entry shares delivered by such holder), such fractional share of New Sitio Class C Common Stock will be cancelled, and such holder will not be entitled to any additional consideration in exchange for such fractional share of New Sitio Class C Common Stock. The parties acknowledge and agree that any such fractional shares of New Sitio Class C Common Stock have no fair value for purposes of Section 155 of the DGCL.

Dissenting Shares

Each share of Brigham Class B Common Stock and Sitio Class C Common Stock issued and outstanding and held by a person who is entitled to demand and properly demands appraisal of the fair value of their shares pursuant to of Section 262 of the DGCL, as applicable, referred to in this consent solicitation statement/proxy statement/prospectus as dissenters’ shares, will be treated in accordance with Section 262 of the DGCL. Brigham will serve prompt notice to Sitio of any demands for appraisal of any shares of Brigham Class B Common Stock, attempted withdrawals of such notices or demands and any other instruments received by Brigham relating to rights to appraisal, and Sitio will have the right to participate in and direct all negotiations and proceedings with respect to such demands. Sitio will serve prompt notice to Brigham of any demands for appraisal of any shares of Sitio Class C Common Stock, attempted withdrawals of such notices or demands and any other instruments received by Brigham relating to rights to appraisal, and Brigham will have the right to participate in and direct all negotiations and proceedings with respect to such demands. Neither the Brigham nor Sitio, without the prior written consent of the other, will make any payment with respect to, settle or offer to settle, or approve any withdrawal of any such demands. For the avoidance of doubt, (a) no dissenters’ or appraisal rights will be available with respect to the Brigham Class A Common Stock, Sitio Class A Common Stock or with respect to the Opco LLC Units and, (b) as such, appraisal rights will be limited to an appraisal, pursuant to Section 262 of the DGCL, solely of the fair value of the Brigham Class B Common Stock or Sitio Class C Common Stock, as applicable. For more information regarding appraisal rights, see the section titled “Appraisal Rights.” In addition, a copy of Section 262 of the DGCL is attached as Annex J to this consent solicitation statement/proxy statement/prospectus.

Treatment of Outstanding Sitio Equity Awards

Sitio Restricted Stock Awards

At the First Effective Time, each Sitio Restricted Stock Award granted under the Sitio Long Term Incentive Plan (the “Sitio Long Term Incentive Plan”), will cease to represent a Sitio Restricted Stock Award with respect to Sitio Class A Common Stock and will thereafter constitute a restricted stock award, on the same terms and conditions (including as to vesting and forfeiture) as were applicable under such Sitio Restricted Stock Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Sitio Class A Common Stock equal to the number of shares of Sitio Class A Common Stock subject to such Sitio Restricted Stock Award immediately prior to the First Effective Time.

Sitio RSU Awards

At the First Effective Time, each Sitio RSU Award granted pursuant to the Sitio Long Term Incentive Plan or the Sitio Royalties Corp. Affiliate Incentive Plan (the “Sitio Affiliate Incentive Plan”) will cease to represent a Sitio RSU Award with respect to Sitio Class A Common Stock and will thereafter constitute an award, on the same terms and conditions (including as to vesting and forfeiture) (except in the case of directors who will not continue with New Sitio) as were applicable under such Sitio RSU Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Sitio Class A Common Stock equal to the number of shares of Sitio Class A Common Stock subject to such Sitio RSU Award immediately prior to the First Effective Time. Any amounts relating to dividend equivalent rights that are accrued but unpaid under a Sitio RSU Award as of the First Effective Time will carry over and will be paid if required by and in accordance with the terms and conditions (including as to vesting and forfeiture) set forth in the applicable award agreement governing such Sitio RSU Award.

Sitio PSU Awards

At the First Effective Time, each Sitio PSU Award granted pursuant to the Sitio Long Term Incentive Plan will cease to represent a Sitio PSU Award with respect to Sitio Class A Common Stock and will thereafter constitute an award, on the same terms and conditions (including as to vesting and forfeiture) (except in the case of directors who will not continue with New Sitio) as were applicable under such Sitio PSU Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Sitio Class A Common Stock equal to the number of shares of Sitio Class A Common Stock subject to such Sitio PSU Award immediately prior to the First Effective Time. Any amounts relating to dividend equivalent rights that are accrued but unpaid under a Sitio PSU Award as of the First Effective Time will carry over and will be paid if required by and in accordance with the terms and conditions (including as to vesting and forfeiture) set forth in the applicable award agreement governing such Sitio PSU Award.

Treatment of Outstanding Brigham Equity Awards

The merger agreement provides that Brigham’s equity-based awards that are outstanding immediately prior to the First Effective Time will be treated in accordance with the terms applicable to such awards immediately prior to the First Effective Time pursuant to the 2019 Plan and the applicable award agreements thereunder, as described below. The mergers will constitute a “change in control” under the 2019 Plan and all applicable award agreements thereunder.

Brigham Pre-2022 RSU Awards and Brigham Director RSU Awards

In connection with the mergers, each Brigham Pre-2022 Award and each Brigham Director RSU Award, in each case, that is subject solely to time-based vesting granted pursuant to the 2019 Plan will vest in full and will be treated as Brigham Class A Common Stock for purposes of the Merger Agreement, including the right to receive the merger consideration.

Brigham Pre-2022 PSU Awards

In connection with the mergers, each Brigham Pre-2022 PSU Award granted pursuant to the 2019 Plan will vest in full based on the actual level of achievement with respect to the performance goals applicable to such Brigham Pre-2022 PSU Award for a truncated performance period that ends immediately prior to the First Effective Time. Such vested Brigham Pre-2022 PSU Awards will be treated as Brigham Class A Common Stock for purposes of the merger agreement, including the right to receive the merger consideration.

Pre-2022 Dividend Equivalent Rights

Any accrued but unpaid dividend equivalent rights relating to Brigham Pre-2022 RSU Awards, Brigham Director RSU Awards or Brigham Pre-2022 PSU Awards will immediately vest in full prior to the First Effective Time and be settled and paid in accordance with the terms and conditions set forth in the applicable award agreement governing such Brigham Pre-2022 RSU Award, Brigham Director RSU Award or Brigham Pre-2022 PSU Award, as applicable.

Brigham 2022 RSU Awards

In connection with the mergers, each Brigham 2022 RSU Award granted pursuant to the 2019 Plan will cease to represent a Brigham 2022 RSU Award with respect to Brigham Class A Common Stock and will thereafter constitute an award, on the same terms and conditions as were applicable under the Brigham 2022 RSU Award, with respect to a number of shares of New Sitio Class A Common Stock determined by multiplying (i) the number of shares of Brigham Class A Common Stock subject to such Brigham 2022 RSU Award by (ii) an exchange ratio of 1.133.

Brigham 2022 PSU Awards

In connection with the mergers, each Brigham 2022 PSU Award granted pursuant to the 2019 Plan will cease to represent a Brigham 2022 PSU Award with respect to Brigham Class A Common Stock and will thereafter constitute an award, on the same terms and conditions as were applicable under the Brigham 2022 PSU Award, with respect to a number of shares of New Sitio Class A Common Stock determined by multiplying (i) the number of shares of Brigham Class A Common Stock that would have been earned under such Brigham 2022 PSU Award based on the actual level of achievement with respect to the performance goals applicable to such Brigham 2022 PSU Award for a truncated performance period that ends immediately prior to the First Effective Time by (ii) an exchange ratio of 1.133.

2022 Dividend Equivalent Rights

Any accrued but unpaid dividend equivalent rights relating to Brigham 2022 RSU Awards or Brigham 2022 PSU Awards will carry over and remain subject to the same terms and conditions set forth in the applicable award agreement governing such Brigham 2022 RSU Award or Brigham 2022 PSU Award, as applicable.

Adjustments to Exchange Ratio

In the event that, between the date of the merger agreement and the First Effective Time or the Second Effective Time, as applicable, the outstanding shares or units, as applicable, of Sitio Class A Common Stock, Sitio Class C Common Stock, Opco LP Units, Brigham Class A Common Stock, Brigham Class B Common Stock, or Opco LLC Units change into a different number by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of shares or the like, the exchange ratios for the merger consideration in the Brigham Merger and the Opco Merger will be equitably adjusted to reflect the effect of such change.

New Sitio Directors and Officers

Prior to the completion of the mergers, Sitio will designate five persons (who, prior to the First Effective Time, are members of the Sitio Board) (such persons, the “Sitio Designated Directors”) and Brigham will designate four persons (who, prior to the First Effective Time, are members of the Brigham Board) (such persons, the “Brigham Designated Directors”) to be elected as directors of New Sitio. Sitio, as the sole stockholder of New Sitio prior to the Closing, will take all action necessary to elect as directors of New Sitio, effective as of the First Effective Time, the Sitio Designated Directors and the Brigham Designated Directors as the sole members of the board of directors of New Sitio immediately after the First Effective Time, each to hold office in accordance with the New Sitio Charter and the New Sitio Bylaws. Following the Closing, New Sitio will take all actions reasonably necessary to ensure that each Brigham Designated Director is included in the slate of nominees recommended by the board of directors of New Sitio to the stockholders of New Sitio for election as directors at the 2023 annual meeting of stockholders of New Sitio. Please see the section entitled “Directors of New Sitio” for the persons designated as of the date of this written consent solicitation statement/proxy statement/prospectus.

The officers of Sitio immediately prior to the First Effective Time will be appointed as officers holding the same offices of New Sitio effective as of the First Effective Time, each such person to hold office in accordance with the New Sitio Charter and the New Sitio Bylaws.

Representations and Warranties

The merger agreement contains customary and, in certain cases, reciprocal, representations and warranties by Sitio, New Sitio, the Merger Subs, Opco LP, Brigham and Opco LLC that are (i) subject, in some cases, to specified exceptions and qualifications contained in confidential disclosure schedules and (ii) qualified by certain information filed by the parties with the SEC, excluding, in each case, any disclosures in any risk factor section and any disclosures that are cautionary, predictive or forward-looking in nature.

The merger agreement contains representations and warranties by Sitio, New Sitio, the Merger Subs, Opco LP, Brigham and Opco LLC relating to, among other things, the following:

•	due organization, valid existence, good standing and qualification to do business;

•	capital structure;

•	corporate authorization of the merger agreement and the transactions contemplated thereby and the valid, binding and enforceable nature of the merger agreement;

•	absence of any conflicts or violations of organizational documents and other agreements or laws;

•	required consents and approvals from governmental entities;

•	documents filed with the SEC and financial statements;

•	conduct of their businesses in the ordinary course and the absence of a material adverse effect;

•	absence of undisclosed material liabilities;

•	accuracy of information supplied or to be supplied in connection with this consent solicitation statement/proxy statement/prospectus;

•	compliance with applicable laws and regulations and the holding of necessary permits;

•	employee benefit plan and ERISA matters;

•	employment and labor matters;

•	tax matters;

•	litigation matters;

•	intellectual property matters;

•	real property matters;

•	mineral property matters;

•	environmental matters;

•	material contracts;

•	derivative transactions;

•	insurance coverage and policies;

•	receipt of an opinion from such party’s financial advisor; and

•	brokers’ fees payable in connection with the transactions contemplated by the merger agreement.

The merger agreement also contains additional representations and warranties by Brigham and Opco LLC relating to, among other things, takeover law matters.

The merger agreement also contains additional representations and warranties by Sitio, New Sitio, the Merger Subs and Opco LP relating to, among other things, the ownership and operations of New Sitio and the Merger Subs and the ownership of Brigham capital stock.

Many of the representations and warranties in the merger agreement are qualified as to “knowledge,” “materiality” or “material adverse effect.” The representations and warranties of each of Sitio, New Sitio, the Merger Subs, Opco LP, Brigham and Opco LLC will expire upon the completion of the transactions.

For purposes of the merger agreement, a “material adverse effect” means, when used with respect to any person, any fact, circumstance, effect, change, event or development that materially adversely affects the ability of such person and its subsidiaries to consummate the Transactions.

In addition, a “material adverse effect” also means, when used with respect to any person, any fact, circumstance, effect, change, event or development that materially adversely affects the financial condition, business, or results of operations of such person and its subsidiaries, taken as a whole, except that for purposes of this paragraph only, no effect directly or indirectly resulting from, arising out of, attributable to, or related to any of the following will be deemed to be or constitute a “material adverse effect,” and no effect (by itself or when aggregated or taken together with any and all other affects) directly or indirectly resulting from, arising out of, attributable to, or related to any of the following will be taken into account when determining whether a “material adverse effect” has occurred or may, would or could occur:

•	general economic conditions (or changes in such conditions) or conditions in the global economy generally;

•

conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets generally, including changes in interest rates and changes in exchange rates for the currencies of any countries and any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

•	conditions (or changes in such conditions) in the industry in which such person operates (including changes in commodity prices, general market prices and regulatory changes affecting the industry);

•	political conditions (or changes in such conditions) or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism);

•	earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions;

•	any epidemic, pandemic, disease outbreak (including the COVID-19 virus) or other public health crisis or public health event, or the worsening of any of the foregoing;

•	the announcement of the merger agreement or the pendency or consummation of the transactions contemplated thereby,

•	any actions taken or failure to take action, in each case, to which Sitio or Brigham, as applicable, has requested;

•	compliance with the terms of, or the taking of any action expressly permitted or required by, the merger agreement;

•	the failure to take any action prohibited by the merger agreement;

•

changes in law or other legal or regulatory conditions, or the interpretation thereof, or changes in GAAP or other accounting standards (or the interpretation thereof), or that result from any action taken for the purpose of complying with any of the foregoing;

•

any changes in such person’s stock price or the trading volume of such person’s stock, or any failure by such person to meet any analysts’ estimates or expectations of such person’s revenue, earnings or other financial performance or results of operations for any period, or any failure by such person or any of its subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such changes or failures may constitute, or be taken into account in determining whether there has been or will be, a material adverse effect); or

•

any proceedings made or brought by any of the current or former stockholders of such person (on their own behalf or on behalf of such person) against Sitio, New Sitio, the Merger Subs, Opco LP, Brigham and Opco LLC or any of their directors or officers, arising out of the mergers or in connection with any other transactions contemplated by the merger agreement;

except to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the first through sixth bullet points disproportionately adversely affect such person and its subsidiaries, taken as a whole, as compared to other persons that conduct business in the regions in the world and in the industries in which such person and its subsidiaries conduct business (in which case, such adverse effects (if any) will be taken into account when determining whether a “material adverse effect” has occurred or may, would or could occur solely to the extent they are disproportionate).

Conduct of Business of Sitio and Brigham Prior to Completion of the Mergers

Each of Sitio and Brigham has agreed that, between the date of the merger agreement and the earlier of the First Effective Time or the termination of the merger agreement, except (1) as set forth in the applicable party’s disclosure letter, (2) as expressly permitted or required by the merger agreement, (3) as may be required by applicable law, (4) in connection with any action taken, or omitted to be taken, pursuant to any COVID-19 measure, or (5) as the other party consents to in writing (which consent will not be unreasonably withheld, delayed or conditioned), it will, and will cause each of their respective subsidiaries to, use commercially reasonable efforts to conduct its business in the ordinary course, including by using commercially reasonable efforts to preserve substantially intact its present business organization and preserve its existing relationships with its key customers and suppliers.

In addition, except as (1) as set forth in the applicable party’s disclosure letter, (2) as expressly permitted or required by the merger agreement, (3) as may be required by applicable law, (4) in connection with any action taken, or omitted to be taken, pursuant to any COVID-19 measure, or (5) as the other party consents to in writing (which consent will not be unreasonably withheld, delayed or conditioned), between the date of the merger agreement and the earlier of the First Effective Time or the termination of the merger agreement, each of Sitio and Brigham will not, and will not permit any of their respective subsidiaries to:

•	declare, set aside or pay any dividends on, or make any other distribution in respect of any of its outstanding capital stock, or other equity interests, except:

•

with respect to Brigham, for (i) dividends and distributions by a direct or indirect wholly owned subsidiary of Brigham or by a direct or indirect wholly owned subsidiary of Opco LLC to Brigham, Opco LLC or another direct or indirect wholly owned subsidiary of Brigham or Opco LLC, (ii) (A) quarterly cash dividends by Brigham on the shares of Brigham Class A Common Stock that do not exceed 75% of Brigham’s consolidated discretionary cash flow to holders of Brigham Class A Common Stock excluding lease bonuses for the immediately preceding quarter, calculated in a manner consistent with past practice, and (B) corresponding cash distributions by Opco LLC on the Opco LLC Units in an amount sufficient for Brigham to make such quarterly cash dividends on the shares of Brigham Class A Common Stock, in each case, with customary record and payment dates, (iii) tax distributions in accordance with Section 6.2 of the Opco LLC agreement determined in a manner consistent with past practice or (iv) any dividend equivalents declared, set aside or paid in respect of Brigham RSU Awards or Brigham PSU Awards; and

•

with respect to Sitio, for (i) dividends and distributions by a direct or indirect wholly owned subsidiary of Sitio or by a direct or indirect wholly owned subsidiary of Opco LP to Sitio, Opco LP or another direct or indirect wholly owned Sitio or Opco LP; (ii) (A) quarterly cash dividends by Sitio on the shares of Sitio Class A Common Stock that do not exceed 65% of Sitio’s consolidated discretionary cash flow to holders of Sitio Class A Common Stock excluding lease bonuses for the immediately preceding quarter, calculated in a manner consistent with past practice, and (B) and corresponding cash distributions by Opco LP on the Opco LP Units in an amount sufficient for Sitio to make such quarterly cash dividends on shares of Sitio Class A Common Stock, in each case, with customary record and payment dates, (iii) tax distributions in accordance with Section 4.01 of the Opco LP partnership agreement determined in a manner consistent with past practice or (iv) any dividend equivalents declared, set aside or paid in respect of Sitio restricted stock awards (“Sitio RSU awards”);

•

split, combine or reclassify any capital stock of, or other equity interests, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of, other equity interests, other than, in each case, in respect of:

•

with respect to Brigham, (i) an exchange of Opco LLC Units (together with the same number of shares of Brigham Class B Common Stock) in accordance with Brigham’s and Opco LLC’s organizational documents or (ii) any Brigham RSU Awards or Brigham PSU Awards outstanding as of September 2, 2022, or issued after February 15, 2023 in compliance with the merger agreement, or any dividend equivalents thereon, in each case in accordance with their terms as in effect on the date of the merger agreement or the date of such later issuance; and

•

with respect to Sitio, (i) an exchange of Opco LP Units (together with the same number of shares of Sitio Class C Common Stock) in accordance with Sitio’s and Opco LP’s organizational documents or (ii) any Sitio RSU awards or Sitio performance stock awards (“Sitio PSU awards”) outstanding as of September 2, 2022, or issued after September 2, 2022 in compliance with the merger agreement, or any dividend equivalents thereon, in each case in accordance with their terms as in effect on the date of the merger agreement or the date of such later issuance;

•

purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests, except (i) as required by the terms of any capital stock or equity interest of a subsidiary, (ii) as required by any employee benefit plan, in each case existing as of the date of the merger agreement or (iii) in connection with an exchange of Opco LLC Units or Opco LP Units (together with the same number of shares of Brigham Class B Common Stock or Sitio Class C Common Stock, as applicable) for Brigham Class A Common Stock or Sitio Class A Common Stock, as applicable (and not, for the avoidance of doubt, for cash), in accordance with the Brigham’s and Opco LLC’s organizational documents or Sitio’s and Opco LP’s organizational documents, as applicable;

•

offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than:

•

with respect to Brigham, (A) the issuance of Brigham Class A Common Stock upon the settlement of any Brigham RSU Awards or Brigham PSU Awards or other awards granted under the 2019 Plan and outstanding on the date of the merger agreement or issued in compliance with clause (C) below; (B) (1) issuances by a wholly owned subsidiary of Brigham of such subsidiary’s capital stock or other equity interests to Brigham or any other wholly owned subsidiary of Brigham or (2) issuances by a wholly owned subsidiary of Opco LLC of such subsidiary’s capital stock or other equity interests to Opco LLC or any other wholly owned subsidiary of Opco LLC; (C) issuances of Brigham RSU Awards and Brigham PSU Awards under the 2019 Plan for calendar year 2023 (but in no event will the aggregate grant date fair value of such issuances exceed the aggregate grant date fair value of the Brigham RSU Awards or Brigham PSU Awards issued in 2022) on or after February 15, 2023, to the extent that the Closing Date has not occurred by such time, to employees, directors and other service providers in amounts, at times of issuance and on terms and conditions consistent with past practice; provided, however, that, except as otherwise contemplated by the merger agreement, such Brigham RSU Awards and Brigham PSU Awards will not vest upon the occurrence of a “change in control” (as defined in the 2019 Plan) and the consummation of the transactions will not constitute a change in control for purposes of any Brigham RSU Awards or Brigham PSU Awards issued on or after February 15, 2023 in accordance with the foregoing; and (D) upon an exchange of Opco LLC Units (together with the same number of shares of Brigham Class B Common Stock) in accordance with Brigham’s and Opco LLC’s organizational documents;

•	with respect to Sitio, (A) the issuance of Sitio Class A Common Stock upon the settlement of any Sitio RSU awards or Sitio PSU awards or other awards granted under the Sitio Long Term

Incentive Plan and outstanding on the date of the merger agreement or issued in compliance with clause (C) below; (B) (1) issuances by a wholly owned subsidiary of Sitio of such subsidiary’s capital stock or other equity interests to Sitio or any other wholly owned subsidiary of Sitio or (2) issuances by a wholly owned subsidiary of Opco LP of such subsidiary’s capital stock or other equity interests to Opco LP or any other wholly owned subsidiary of Opco LP; (C) issuances of Sitio RSU awards, Sitio PSU awards, Sitio restricted stock awards or other awards granted under the Sitio Long Term Incentive Plan to employees and directors in amounts consistent with past practice; and (D) upon an exchange of Opco LP Units (together with the same number of shares of Sitio Class C Common Stock) in accordance with Sitio’s and Opco LP’s organizational documents; provided, however, that in no event may Sitio issue or permit any subsidiary to issue, prior to receipt of the Sitio stockholder approval, any equity interests, if the result of such issuance is that, after taking into account the issuance of all other equity interests Sitio and its subsidiary could be obligated to issue prior to the End Date, the delivery of the written consent contemplated in each of the specified support agreements would not be sufficient to constitute Sitio stockholder approval;

•	amend its organizational documents or amend the organizational documents of its subsidiaries in any material respect;

•

(i) merge, consolidate, combine or amalgamate with any person other than a wholly owned subsidiary merging with another wholly owned subsidiary or (ii) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, or any property or assets, in each case other than (A) pursuant to an agreement between Brigham or Sitio or any of their subsidiaries in effect on the date of the merger agreement and set forth in the applicable party’s disclosure letter and (B) acquisitions for which the consideration is $10,000,000 individually and $20,000,000 in the aggregate;

•

sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets or properties (including mineral properties), other than sales, leases or dispositions other than (i) pursuant to an agreement between Brigham or Sitio or any of their subsidiaries in effect on the date of the merger agreement and set forth in the applicable party’s disclosure letter and (ii) (A) for which the consideration is $10,000,000 or less individually and $20,000,000 or less in the aggregate or (B) leases, top-leases, ratifications, extensions or amendments constituting or burdening any mineral properties made in the ordinary course of business;

•	adopt a plan of complete or partial liquidation or dissolution, other than such transactions among wholly owned subsidiaries;

•

change in any material respect their accounting principles, practices or methods that would materially affect the consolidated assets, liabilities or results of operations, except as required by GAAP or applicable law;

•

(i) settle or compromise any material proceeding relating to taxes, except where the amount of such settlement or compromise does not exceed the greater of 125% of the reserve for such matter on its financial statements or $1,000,000, or (ii) make, revoke or change any material election for U.S. federal (or applicable state and local) income tax purposes except where such action is required by law or would not have a material and adverse effect on the tax liabilities of it and its subsidiaries, taken as a whole;

•	In the case of Brigham:

•

(i) grant any increases in the compensation payable or to become payable to any of its directors, officers or employees except as required by applicable law or a company plan existing as of the date of the merger agreement, (ii) pay or agree to pay to any director, officer or employee making an annualized salary of more than $225,000, whether past or present, any pension, retirement allowance or other employee benefit not required by any of the benefit plans existing as of the date of the merger agreement; (iii) enter into any new, or materially amend any existing, employment or severance or termination agreement with any director, officer or employee making an annualized salary of more than $225,000; (iv) establish any benefit plan which was not in existence prior to the date of the merger agreement, or amend any such plan or arrangement in existence on the date of the merger agreement if such amendment would have the effect of enhancing any benefits thereunder; (v) accelerate the vesting, payment or settlement of any compensation, equity award or other award; (vi) enter into or otherwise approve or provide for any change in control, severance or retention agreements or arrangements relating to the transactions (or materially amend any such existing agreements or arrangements), provided, however, that notwithstanding the foregoing clauses (i)-(vi), it will not be a violation of the merger agreement for Brigham to adopt a severance plan for the employees of Brigham, subject to review and reasonable approval by Sitio, to reflect the terms set forth in the merger agreement and Brigham may establish the Retention Program as set forth in the disclosure schedules; or (vii) hire any employees other than, in the ordinary course of business consistent with past practice, employees making an annualized of less than $225,000;

•	In the case of Sitio:

•

grant any increases in the compensation payable or to become payable to any of its directors, officers or employees except as required by applicable law or a company plan existing as of the date of the merger agreement, (ii) pay or agree to pay to any director, officer or employee making an annualized salary of more than $300,000, whether past or present, any pension, retirement allowance or other employee benefit not required by any of the benefit plans existing as of the date of the merger agreement; (iii) enter into any new, or materially amend any existing, employment or severance or termination agreement with any director, officer or employee making an annualized salary of more than $300,000; (iv) establish any benefit plan which was not in existence prior to the date of the merger agreement, or amend any such plan or arrangement in existence on the date of the merger agreement if such amendment would have the effect of enhancing any benefits thereunder; (v) accelerate the vesting, payment or settlement of any Sitio PSU Award, Sitio RSU Award, Sitio Restricted Stock Award or other award; or (vi) enter into or otherwise approve or provide for any change in control, severance or retention agreements or arrangements relating to the transactions (or materially amend any such existing agreements or arrangements);

•

waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;

•

implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would trigger the WARN Act;

•

incur, create or assume any indebtedness or guarantee any such indebtedness of another person or create any encumbrances on any property or assets of Brigham or any of its subsidiaries in connection with any indebtedness thereof, other than (i) permitted encumbrances, (ii) incurrence of indebtedness under existing credit facilities in an amount not to exceed $30,000,000 in the aggregate of new (and not repaid) borrowings, (iii) extensions, renewals or refinancings of existing indebtedness, (iv) inter-company indebtedness or (v) incurred or assumed in connection with permitted acquisitions;

•

make, compromise or forgive any loans, advances, or capital contributions to any other person, other than as between Brigham or Sitio and their respective subsidiaries, employees or employees’ subsidiaries in the ordinary course of business;

•	except in the ordinary course of business, make or commit to make capital expenditures in excess of $5,000,000 in the aggregate;

•

(i) enter into certain specified types of contracts, (ii) modify, amend, terminate or assign, or waive or assign any rights under, any such contracts in any material respect or (iii) enter into any contract that would be breached by or require the consent of any other person in order to continue in full force and effect following, consummation of the mergers;

•

settle or offer or propose to settle, any proceeding (excluding any audit, claim or other proceeding in respect of taxes) involving the payment of monetary damages by Brigham, Sitio or any of their respective subsidiaries of any amount exceeding $1,000,000 in the aggregate;

•	fail to notify the other party of any emergency affecting its and its subsidiaries’ businesses or any of its assets as promptly as reasonably practicable;

•

fail to notify the other party of any material proceeding filed with any governmental entity, or threatened in writing against it or its subsidiaries, with respect to its assets, any of it or its subsidiaries, or the Transactions;

•

take any action, cause any action to be taken, knowingly fail to take any action or knowingly fail to cause any action to be taken, which action or failure to act would reasonably be expected to prevent or impede, the Intended Tax Treatments Covenant (as defined in the merger agreement) from being satisfied;

•

sell, assign, license, transfer, abandon or permit to lapse any rights to material intellectual property, other than non-exclusive licenses of rights to intellectual property granted by it or its subsidiaries to customers in the ordinary course of business;

•

fail to maintain all material insurance policies in the amounts and of the types presently in force with respect to its and its subsidiaries’ assets, operations and activities to the extent commercially reasonable in its and its subsidiaries’ business judgment in light of prevailing conditions in the insurance market;

•	fail to maintain the books, accounts and records in the ordinary course of business consistent with past practice and in compliance with all applicable laws and contractual obligations;

•	take any action that would or would reasonably be expected to prevent or materially delay the mergers and the consummation of the transactions; or

•	agree to take any action that is prohibited by the above.

In addition, except as (1) as set forth in Sitio’s disclosure letter, (2) as expressly permitted or required by the merger agreement, (3) as may be required by applicable law, (4) in connection with any action taken, or omitted to be taken, pursuant to any COVID-19 measure, or (5) as Brigham consents to in writing (which consent will not be unreasonably withheld, delayed or conditioned), between the date of the merger agreement and the earlier of the First Effective Time or the termination of the merger agreement, Sitio will not, and will not permit any of its subsidiaries to:

•

increase or decrease the size of the Sitio Board or enter into any agreement obligating Sitio or the Sitio Board to nominate any individual for election to the Sitio Board or appoint any individual to fill any vacancy on the Sitio Board; or

•	agree to take any action that is prohibited by the above.

In addition, except as (1) as set forth in Brigham’s disclosure letter, (2) as expressly permitted or required by the merger agreement, (3) as may be required by applicable law, (4) in connection with any action taken, or omitted to be taken, pursuant to any COVID-19 measure, or (5) as Sitio consents to in writing (which consent will not be unreasonably withheld, delayed or conditioned), between the date of the merger agreement and the earlier of the First Effective Time or the termination of the merger agreement, Brigham will not, and will not permit any of its subsidiaries to:

•	hire any employees other than, in the ordinary course of business consistent with past practice, employees making an annualized salary of less than $225,000; or

•	agree to take any action that is prohibited by the above.

Sitio Written Consent

Under the merger agreement, Sitio agreed to take all action necessary in accordance with applicable laws and its organizational documents to seek the written consent of its stockholders as promptly as reasonably practicable following the clearance of the registration statement of which this consent solicitation statement/proxy statement/prospectus forms a part by the SEC and the time the registration statement is declared effective. However, neither Sitio nor the Sitio Board is prohibited from making any disclosures it determines in good faith are necessary to comply with Rule 14e-2(a), Item 1012(a) of Regulation M-A and Rule 14d-9 promulgated under the Exchange Act, or other applicable federal securities laws. Further, prior to obtaining approval of the merger agreement from the Sitio stockholders, the Sitio Board is permitted to change or withdraw the Sitio Board recommendation, solely to the extent the Sitio Board determines in good faith after consultation with its outside legal counsel that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations to Sitio stockholders under applicable law; provided, however, that no such disclosure, change or withdrawal will (i) affect the validity and enforceability of the merger agreement or the support agreements, including the parties’ obligations to consummate the Transactions, or the Supporting Stockholders’ obligations to deliver (or cause to be delivered) the written consent contemplated by the support agreements, or (ii) cause any state corporate takeover statute or other similar statute to be applicable to the mergers or the other Transactions.

Following the execution of the merger agreement, the Supporting Sitio Stockholders (as defined in the merger agreement) executed their respective support agreements, pursuant to which the Supporting Sitio Stockholders have agreed to deliver written consents adopting the merger agreement and approving the transactions following the time the registration statement of which this consent solicitation statement/proxy statement/prospectus forms a part of becomes effective as described in the section of this consent solicitation statement/proxy statement/prospectus titled “Certain Agreements Related to the Transactions—Support Agreements” beginning on page 132.

Brigham Stockholder Meeting

Under the merger agreement, Brigham has agreed to take all action necessary in accordance with applicable laws and its organizational documents to cause a meeting of Brigham stockholders to be called and held as soon as reasonably practicable following the clearance of the registration statement of which this consent solicitation statement/proxy statement/prospectus forms a part by the SEC and the time the registration statement is declared effective (but in no event later than 45 days) for the purpose of obtaining the approval by Brigham stockholders of the adoption of the merger agreement, referred to as the Brigham stockholders meeting. Brigham is also required to use reasonable best efforts to obtain the approval by Brigham stockholders of the adoption of the merger agreement, unless the Brigham Board has effected a Brigham Board Recommendation Change, as described below.

Unless the merger agreement is terminated in accordance with its terms, Brigham will not be relieved of its obligation to hold the Brigham stockholders meeting and submit the adoption of the merger agreement to Brigham stockholders for approval. Brigham is not permitted to terminate the merger agreement in the event of a change in recommendation by the Brigham Board, as described below.

No Solicitation of Competing Proposals

Brigham has agreed that it will, and will cause its subsidiaries and instruct its and its subsidiaries’ representatives to, immediately cease, and cause to be terminated, any discussion or negotiations with any person conducted heretofore by Brigham or any of its subsidiaries or its or its subsidiaries’ representatives with respect to any Competing Proposal (as defined below) and immediately send return or destroy notices in respect of any information shared in connection with any such Competing Proposal within the twelve months prior to the execution of the merger agreement.

In addition, Brigham has agreed that from the date of the merger agreement until the earlier of the First Effective Time and the termination of the merger agreement in accordance with its terms, Brigham will not, and will cause its subsidiaries and instruct its and its subsidiaries’ representatives not to, directly or indirectly:

•	initiate, solicit or knowingly encourage the making of or announcement of any Competing Proposal;

•	engage in any discussions or negotiations with any person with respect to a Competing Proposal;

•

furnish any non-public information regarding Brigham or its subsidiaries, or access to the properties, assets or employees of Brigham or its subsidiaries, to any person in connection with or in response to a Competing Proposal;

•	enter into any letter of intent or agreement in principal, or other agreement providing for a Competing Proposal;

•	waive or release any person from, forebear in the enforcement of, or amend any standstill agreement or any standstill provisions of any other contract;

•	effectuate any Brigham Board Recommendation Change; or

•

take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations of the State of Delaware, including Section 203, inapplicable to any third party or any Competing Proposal;

Notwithstanding these restrictions, the Brigham Board is not prohibited from making, directly or indirectly, after consultation with its outside legal counsel, such customary disclosures as it determines in good faith are necessary to comply with Rule 14e-2(a), Item 1012(a) of Regulation M-A and Rule 14d-9 promulgated under the Exchange Act, to the extent applicable, or other applicable federal securities laws, so long as, in each case, any action taken or statement made to so comply is consistent with the merger agreement.

For purposes of the merger agreement, a “Competing Proposal” refers to any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions (other than transactions with the other party) involving: (a) any direct or indirect acquisition (by asset purchase, stock purchase, merger, or otherwise) by any person or group of any business or assets of such party or any of its subsidiaries (including capital stock of or ownership interest in any subsidiary) that generated 25% or more of such party’s and its subsidiaries’ net revenue or earnings before interest, taxes, depreciation and amortization for the preceding twelve months, or any license, lease or long-term supply agreement having a similar economic effect, (b) any direct or indirect acquisition of beneficial ownership by any person or group of 25% or more of the outstanding shares of such party’s common stock or any tender or exchange offer that if consummated would result in any person or group beneficially owning 25% or more of the outstanding shares of such party’s common stock or (c) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving such party which is structured to permit any person or group to, directly or indirectly, acquire beneficial ownership of at least 25% of such party’s and its subsidiaries’ assets or equity interests.

Notwithstanding the restrictions set forth above, the merger agreement provides that, if, at any time prior to the receipt of the Brigham Stockholder Approval, Brigham receives a written, unsolicited bona fide Competing Proposal (which did not result from a breach of the non-solicitation restrictions) that the Brigham Board determines in good faith after consultation with its financial advisors and outside legal counsel that such

Competing Proposal is, or could reasonably be expected to lead to, a Brigham Superior Proposal (as defined below), Brigham may (i) engage in discussions or negotiations with such third party, (ii) furnish any non-public information regarding Brigham or its subsidiaries, or access to the properties, assets or employees of Brigham or its subsidiaries pursuant to a confidentiality agreement with terms no less favorable to Brigham in the aggregate than those contained in the confidentiality agreement entered into between Brigham and Sitio, as determined by the Brigham Board in good faith after consultation with its outside legal counsel (provided that all such non-public information, to the extent that such information has not been previously provided or made available to Sitio, is provided or made available to Sitio prior to or concurrently with the time it is provided or made available to such third party) and (iii) following the receipt of any such Brigham Superior Proposal, effectuate a Brigham Board Recommendation Change and/or terminate the merger agreement in order to enter into a definitive agreement with respect to such Brigham Superior Proposal and contemporaneously with such termination tender payment of the applicable termination fee. For additional information on termination fees, see the section entitled “The Merger Agreement—Expenses and Termination Fees.”

For purposes of the merger agreement, a “Brigham Superior Proposal” refers to any written proposal by any person or group (other than Sitio or any of its affiliates) to acquire, directly or indirectly, (a) businesses or assets of Brigham or any of its subsidiaries (including capital stock of or ownership interest in any subsidiary) that generated 50% or more of Brigham’s and its subsidiaries’ net revenue or earnings before interest, taxes, depreciation and amortization for the preceding twelve (12) months, respectively, or (b) more than 50% of the outstanding shares of Brigham Common Stock, in each case whether by way of merger, amalgamation, share exchange, tender offer, exchange offer, recapitalization, consolidation, sale of assets or otherwise, that in the good faith determination of the Brigham Board or any committee thereof, after consultation with its financial advisors and after taking into account relevant legal, financial, regulatory, estimated timing of consummation and other aspects of such proposal and the person or group making such proposal, (i) would, if consummated in accordance with its terms, result in a transaction more favorable from a financial point of view to Brigham stockholders than the transactions and (ii) that is reasonably capable of being completed on the terms proposed.

Changes in Board of Directors Recommendation

Under the merger agreement, subject to certain exceptions described below, Brigham agreed that its board of directors may not take any of the following actions, each of which are referred to as “Brigham Board Recommendation Change”:

•

fail to make, withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Sitio, its recommendation to stockholders (it being understood that any failure to publicly, and without qualification, reaffirm its recommendation to stockholders, in each case, within ten business days after a Competing Proposal is made public or any request by Sitio to do so will be deemed a withdrawal of its recommendation to stockholders for the purposes of the merger agreement);

•	fail to include its recommendation in this consent solicitation statement/proxy statement/prospectus; or

•	approve or recommend, or publicly propose to enter into an agreement with respect to a Competing Proposal.

However, the Brigham Board may make a Brigham Board Recommendation Change at any time prior to the approval by Brigham stockholders of the adoption of the merger agreement in response to a Competing Proposal with respect to Brigham made after the date of the merger agreement that did not result from a breach of the non-solicitation restrictions applicable to Brigham and that the Brigham Board determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes a Brigham Superior Proposal and that the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law, if:

•

Brigham will have given written notice to Sitio that Brigham has received such proposal within one business day after receipt, specifying the material terms and conditions of such proposal (including a copy of such proposal, if written), and, that Brigham intends to take such action;

•

during the period ending on the earlier to occur of one (1) business day prior to the scheduled time for the Brigham stockholders meeting and the fourth business day after the date on which such notice is given to Sitio, Brigham have made its representatives reasonably available for the purpose of engaging in good faith negotiations with Sitio (to the extent Sitio desires to negotiate) regarding a possible amendment of the merger agreement or a possible alternative transaction so that the Competing Proposal that is the subject of a Brigham Superior Proposal ceases to be a Brigham Superior Proposal;

•

within the period described in the foregoing bulleted item, either Sitio have not proposed revisions to the terms and conditions of the merger agreement or, if Sitio have proposed revisions to the terms and conditions of the merger agreement in a manner that would form a binding contract if accepted by Brigham, the Brigham Board, after consultation with its financial advisors and outside legal counsel, have determined in good faith that (x) the Competing Proposal remains a Brigham Superior Proposal with respect to Sitio’s revised proposal and (y) failing to make Brigham Board Recommendation Change and/or enter into such Competing Proposal would be reasonably likely to be inconsistent with the Brigham Board’s fiduciary obligations to the Brigham stockholders under applicable law (provided that each time material modifications to the financial terms of a Competing Proposal determined to be a Brigham Superior Proposal are made the time period prior to which Brigham may effect a Brigham Board Recommendation Change or terminate the merger agreement shall be extended for twenty-four hours after notification of such change to Sitio); and

•

(A) seek clarification from (but not engage in negotiations with or provide non-public information to) any person that has made a Competing Proposal, solely to clarify and understand the terms and conditions of such proposal to provide adequate information for the Brigham Board to make an informed determination as to whether such proposal is, or could reasonably be expected to lead to, a Brigham Superior Proposal and (B) inform such person or its representative of the restrictions imposed by the provisions of merger agreement, to the extent permitted under the merger agreement.

The Brigham Board may also make a Brigham Board Recommendation Change at any time prior to the approval by Brigham stockholders of the approval of the merger agreement upon the occurrence of an Intervening Event with respect to Brigham, if

•

the Brigham Board determines in good faith after consultation with its outside legal counsel that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations to Brigham stockholders under applicable law; and

•

Brigham will have given notice to Sitio that Brigham has determined that an Intervening Event has occurred or arisen (which notice will reasonably describe such Intervening Event) and that Brigham intends to effect a Brigham Board Recommendation Change, and either (a) Sitio have not proposed revisions to the terms and conditions of the merger agreement prior to the earlier to occur of the scheduled time for the Brigham stockholders meeting and the fifth business day after the date on which such notice is given to Sitio, or (b) if Sitio, within the period described in the foregoing prong (a), have proposed revisions to the terms and conditions of the merger agreement in a manner that would form a binding contract if accepted by Brigham, the Brigham Board, after consultation with its outside legal counsel, have determined in good faith that such proposed changes do not obviate the need for the Brigham Board to effect a Brigham Board Recommendation Change and that the failure to make a change of recommendation would be reasonably likely to be inconsistent with its fiduciary obligations to Brigham stockholders under applicable law.

For purposes of the merger agreement, an “Intervening Event” refers to a material development or change in circumstance that occurs or arises after the date of the merger agreement that was not known to, or, if known, the consequences of which were not reasonably foreseeable by, the Brigham Board as of or prior the date of the merger agreement; provided, however, that (i) in no event will the receipt, existence or terms of a Competing Proposal or any matter relating thereto or of consequence thereof constitute an Intervening Event and (ii) in no event will any action taken by either party pursuant to the affirmative covenants set forth in the merger agreement, or the consequences of any such action, constitute, be deemed to contribute to or otherwise be taken into account in determining whether there has been an Intervening Event.

Regulatory Approvals

Each of Sitio and Brigham has agreed to proceed to prepare and file with the appropriate governmental entities all authorizations, consents, notifications, certifications, registrations, declarations and filings that are necessary in order to consummate the transactions and to diligently and expeditiously prosecute, and to cooperate fully with each other in the prosecution of, such matters.

In addition, each of Sitio and Brigham has agreed to, as promptly as reasonably practicable following the execution of the merger agreement, make the filings and notifications as may be required by foreign competition laws and merger regulations and, in no event later than fifteen business days following the date of the merger agreement, making filings required under the HSR Act. The parties will cooperate fully with each other and furnish to the other necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filings under any applicable antitrust laws. Unless agreed otherwise, the parties will use reasonable best efforts to ensure the prompt expiration of any applicable waiting period under the HSR Act (the waiting periods under the HSR Act expired on November 4, 2022) and the filings and notifications as may be required by foreign competition laws and merger regulations and to respond to and comply with any request for information from any governmental entity related thereto. Each of Sitio and Brigham has agreed to keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from any antitrust authority. To the extent permitted by applicable law, each of Sitio and Brigham will (i) promptly notify the other of any substantive communication made or received by Sitio or Brigham, as applicable, with any antitrust authority relating to antitrust laws and regarding the merger agreements or the Transactions contemplated thereto, (ii) provide the other party reasonable opportunity to review in advance any proposed written communication to any such antitrust authority and incorporate such other party’s reasonable comments to such proposed written communication, (iii) not agree to participate in any in-person meeting or substantive discussion with any antitrust authority in respect of any filing, notification, investigation or inquiry regarding the merger agreements or the transactions contemplated thereto without advance consultation and, to the extent permitted, opportunity to attend or participate, and (iii) promptly furnish the other party with copies of all correspondence, filings and written communications with such antitrust authority in respect of the merger agreements or the transactions contemplated thereto.

Notwithstanding the foregoing, Sitio will use reasonable best efforts to resolve, avoid or eliminate impediments or objections, if any, that may be asserted by any antitrust authority with respect to the Transactions so as to enable the mergers to occur prior to the End Date. Unless mutually agreed by Sitio and Brigham, Sitio and its affiliates will not be obligated to take (and Brigham and its affiliates will not, or will not offer or agree to, take) any of the following actions: (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of Sitio or Brigham or their respective subsidiaries; (ii) terminating existing relationships, contractual rights or obligations of Sitio or Brigham or their respective subsidiaries; (iii) terminating any venture or other arrangement; (iv) creating any relationship, contractual rights or obligations of Sitio or Brigham or their respective subsidiaries or (v) effectuating any other change or restructuring of Sitio or Brigham or their respective subsidiaries (and, in each case, to enter into agreements or stipulate to the entry of an order or decree or file appropriate applications with any antitrust authority in connection with any of the foregoing and in the case of actions by or with respect to Brigham or its subsidiaries or its or their businesses or assets).

Sitio will be entitled to direct any proceedings with any antitrust authority or other person relating to any of the foregoing, provided, however, that it will afford Brigham a reasonable opportunity to participate. In addition and subject to the foregoing limitations, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the transactions in accordance with the terms of the merger agreement unlawful or that would restrain, enjoin or otherwise prevent or materially delay the consummation of the transactions, Sitio will take promptly any and all reasonable steps necessary to vacate, modify or suspend such injunction or order so as to permit such consummation prior to the End Date.

The parties have agreed not to take any action that could reasonably be expected to hinder or delay the obtaining of clearance or the expiration of the required waiting period under the HSR Act (the waiting periods under the HSR Act expired on November 4, 2022), any filings and notifications as may be required by foreign competition laws and merger regulations or any other applicable antitrust law.

Indemnification; Directors’ and Officers’ Insurance

The merger agreement provides that, for a period of six years following the completion of the mergers, the surviving companies of the mergers will, jointly and severally, indemnify, defend and hold harmless any person who is, has been, or becomes prior to the completion of the mergers, a director, officer or employee of Brigham or any of its subsidiaries or who acts as a fiduciary under any Brigham Employee Benefit Plan or any of its subsidiaries (referred to as an indemnified person), against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any threatened or actual claim, action, audit, demand, suit, proceeding, investigation or other proceeding to which such indemnified person is a party or is otherwise involved based on or arising out of the fact that such person is or was a director, officer or employee of Brigham or any of its subsidiaries, a fiduciary under any employee benefit plan or any of its subsidiaries or is or was serving at the request of Brigham or any of its subsidiaries in a similar capacity of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, whether pertaining to any act or omission occurring or existing prior to, at or after the completion of the mergers and whether asserted or claimed prior to, at or after the completion of the mergers.

For six years following the completion of the mergers, the surviving companies of the mergers and Sitio will not amend, repeal or otherwise modify any provision in the organizational documents of the surviving companies in any manner that would affect adversely the rights thereunder of any indemnified person to indemnification, exculpation and advancement except to the extent required by applicable law.

The merger agreement requires Sitio to prepay prior to the completion of the mergers, “tail” insurance policies with a claims period of at least six years from the First Effective Time in an amount and scope at least as favorable as Brigham’s existing policies. Sitio will not be required to pay an annual premium in excess of 300% of the annual premium currently paid by Brigham.

Employee Benefits Matters

For two years following the Closing, Sitio has agreed to provide each individual who is employed as of immediately prior to the Closing by Brigham or a subsidiary of Brigham and who remains employed by Sitio or any of its subsidiaries, with (i) base compensation (salary or wage, as applicable) and an annual cash bonus target opportunity (as applicable) that is no less favorable than that in effect for such employee immediately prior to the Closing (and the annual cash bonus, if any, earned by such employees will be determined on a comparable basis to similarly situated employees of Sitio) and (ii) employee benefits (including retirement plan participation) and incentive compensation opportunities that are substantially comparable in the aggregate to those in effect for such employee immediately prior to the Closing.

With respect to each employee benefit plan maintained by New Sitio or any of its subsidiaries in which any of the Brigham employees participate following the Closing, the employees will be given credit for all purposes under such plans (other than with respect to any “defined benefit plan” as defined in Section 3(35) of ERISA, retiree medical benefits or disability benefits or to the extent it would result in a duplication of benefits) in which the employees participate, for such employees’ service with Brigham and its subsidiaries, including vesting, eligibility and benefit accrual purposes, to the same extent and for the same purposes that such service was taken into account under a corresponding company plan immediately prior to the Closing.

From and after the Closing, Sitio will take commercially reasonable efforts to (i) waive any limitation on health and welfare coverage of any Brigham employee and his or her eligible dependents due to pre-existing conditions and/or waiting periods, active employment requirements and requirements to show evidence of good health under the applicable health and welfare plan to the extent such Brigham employee and his or her eligible dependents are covered under any employee benefit plans of Brigham or any of its subsidiaries immediately prior to the Closing, and such conditions, periods or requirements are satisfied or waived under such employee benefit plan of Brigham or any of its subsidiaries and (ii) give each Brigham employee credit for the plan year in which the Closing occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Closing for which payment has been made, in each case, to the extent permitted by the applicable insurance plan provider.

Brigham will take all actions that may be necessary or appropriate to terminate, as of the day immediately preceding the closing date, Brigham’s participation in its current 401(k) plan (the “Brigham 401(k) Plan”). In connection with the termination of Brigham’s participation in the Brigham 401(k) Plan, Sitio will permit each affected Brigham employee who is a participant in the Brigham 401(k) Plan to (i) become a participant in a 401(k) plan of Sitio or its subsidiary as soon as practicable after the closing date, and to make rollover contributions of eligible rollover distributions from the Brigham 401(k) Plan, subject to the terms and conditions of the 401(k) plan of Sitio or its subsidiary. Notwithstanding the foregoing, Brigham will not terminate its participation in the Brigham 401(k) Plan if, not later than five business days prior to the closing date, Sitio requests that Brigham not terminate its participation in the Brigham 401(k) Plan.

Each Brigham employee will be entitled to a number of vacation days during the calendar year in which the Closing occurs, including all unused vacation and other paid time off days accrued or earned by such Brigham employee during the Calendar year in which the Closing occurs.

If (i) a Brigham employee’s employment with Sitio or any of its subsidiaries (including one of the surviving companies or any of their respective subsidiaries) is terminated during the period commencing at the Closing and ending twenty-four months following the Closing (the “Transition Period”) by Sitio or any of its subsidiaries (including one of the surviving companies or any of their respective subsidiaries) without Cause (as defined in the merger agreement) or (ii) a Brigham employee terminates his/her employment with Sitio or any of its subsidiaries (including the surviving companies or any of their respective subsidiaries) for Good Reason (as defined in the merger agreement) during the Transition Period, such Brigham employee will be paid by Sitio, a cash, lump sum severance benefit, in the amount and subject to the requirements set forth on the Brigham disclosure letter or in a severance plan that Brigham may adopt in accordance with the terms of the merger agreement, in each case, subject to such Brigham employee’s execution and non-revocation of a waiver and release of claims in favor of Sitio and its subsidiaries and affiliates (including the surviving companies or any of their respective subsidiaries or affiliates).

Certain Tax Matters

It is a condition to the respective obligations of Sitio and Brigham to complete the Pubco Mergers that each of Sitio and Brigham receive a legal opinion to the effect that either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code with respect to each of the parties to the reorganization or (ii) the transfer of the stock of Sitio and the stock of the Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code. Assuming the receipt and accuracy of these opinions, holders of Sitio Class A Common Stock and holders of Brigham Class A Common Stock, as applicable, generally should not recognize any gain or loss for U.S. federal income tax purposes on the exchange of their Sitio Class A Common Stock or Brigham Class A Common Stock, as applicable, for New Sitio Class A Common Stock.

You should be aware that the tax consequences to you of the Pubco Mergers may depend upon your own situation. In addition, you may be subject to state, local or foreign tax laws that are not discussed in this consent solicitation statement/proxy statement/prospectus. You should therefore consult with your own tax advisor for a full understanding of the tax consequences to you of the Pubco Mergers.

For a more complete discussion of the material U.S. federal income tax consequences of the Pubco Mergers, see the section entitled “The Mergers—Material U.S. Federal Income Tax Consequences of the Pubco Mergers” beginning on page 103.

Registration Rights Agreement

Not less than thirty days prior to Closing, Sitio will offer to each holder of Opco LLC Units as of such date to enter into a registration rights agreement in the form attached as Annex G to this consent solicitation statement/proxy statement/prospectus, and, at or prior to the Closing Date, Sitio and New Sitio will enter into an agreement with each holder of Opco LLC Units who desires to be a party thereto, and informs Sitio thereof, not less than three business days prior to the Closing Date.

For additional information on the registration rights agreement, see the section entitled “Certain Agreements Related to the Transactions—Registration Rights Agreement.”

Other Covenants and Agreements

The merger agreement contains certain other covenants and agreements, including covenants relating to:

•	cooperation between Brigham and Sitio in the preparation of this consent solicitation statement/proxy statement/prospectus;

•	confidentiality and access by each party to certain information about the other party during the period prior to the First Effective Time or the termination of the merger agreement;

•	cooperation between Brigham and Sitio in connection with public announcements;

•	Sitio’s use of reasonable best efforts to cause the issuance of New Sitio common stock to be approved for listing on NYSE;

•	actions necessary to ensure that no takeover statutes are, or become, applicable to the mergers;

•	coordination on the issuance of dividends;

•	cooperation on the payoff of Brigham’s indebtedness as of the Closing, to the extent requested by Sitio;

•	the use of the “Brigham” name;

•	actions required in connection with the exemption under Rule 16b-3 promulgated under the Exchange Act of the transactions contemplated by the merger agreement; and

•	cooperation between Brigham and Sitio in the defense and settlement of any litigation brought by any stockholders relating to the mergers.

Conditions to Completion of the Mergers

The respective obligations of each of Sitio, New Sitio, Opco LLC, Brigham, Opco LP and the Merger Subs to effect the mergers are subject to the fulfillment or waiver (to the extent permitted under applicable law), at or prior to the Closing, of the following, among other, conditions:

•	the adoption and approval of the merger agreement and the Sitio Merger by Sitio stockholders must have been obtained;

•	the adoption and approval of the merger agreement and the Brigham Merger by Brigham stockholders must have been obtained;

•

any waiting period (or extensions thereof) applicable to the Transactions under the HSR Act must have expired or been terminated (the waiting periods under the HSR Act expired on November 4, 2022), and any other required regulatory filings, clearances or approvals must have been filed, occurred or been obtained;

•

no court or other governmental entity having jurisdiction over any party to the merger agreement will have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transactions and no law will have been adopted that makes consummation of the Transactions illegal or otherwise prohibited;

•

the registration statement on Form S-4 of which this consent solicitation statement/proxy statement/prospectus forms a part of must have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the registration statement may be in effect and no proceedings for that purpose may be initiated by the SEC;

•	shares of New Sitio common stock that will be issued in the Pubco Mergers must have been authorized for listing on the NYSE, subject to official notice of issuance; and

•

the consent solicitation statement/proxy statement/prospectus will have been mailed to the holders of Sitio Common Stock and Brigham Common Stock not less than twenty calendar days prior to the Closing Date, and the completion of the transactions will be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act).

The obligations of Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub and Opco Merger Sub to effect the Transactions are subject to the fulfillment or waiver exclusively by Sitio (to the extent permitted under applicable law), at or prior to the Closing, of the following conditions:

•

Brigham and Opco LLC must have performed, or complied with, in all material respects all agreements and covenants required to be performed by it under the merger agreement at or prior to the First Effective Time;

•

subject to certain exceptions and materiality standards provided in the merger agreement, the representations and warranties of Brigham and Opco LLC must be true and correct as of the date of the merger agreement and as though made on and as of the Closing Date (except to the extent a representation or warranty speaks as of an earlier date, in which case only as of such date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to Brigham and Opco LLC;

•

since the date of the merger agreement, there must not have occurred any event, circumstance, development, change, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to Brigham and Opco LLC;

•	the receipt of a certificate of Brigham executed by an executive officer of Brigham, dated as of the Closing Date, confirming the satisfaction of the conditions described above; and

•

the receipt of a legal opinion in form and substance reasonably satisfactory to Sitio, dated as of the Closing Date, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code with respect to each of the parties to the reorganization or (ii) the transfer of the stock of Sitio and the stock of Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code.

The obligations of Brigham and Opco LLC to effect the merger transactions are subject to the fulfillment or waiver exclusively by Brigham (to the extent permitted under applicable law), at or prior to the First Effective Time, of the following conditions:

•

Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub and Opco Merger Sub each must have performed or complied with, in all material respects, all agreements and covenants required to be performed by them under the merger agreement at or prior to the First Effective Time;

•

subject to certain exceptions and materiality standards provided in the merger agreement, the representations and warranties of Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub and Opco Merger Sub must be true and correct as of the date of the merger agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent a representation or warranty speaks as of an earlier date, in which case as of such date), except in the case where the failure of such representations and warranties to be so true and correct that would not reasonable be expected to have, individually or in the aggregate, a material adverse effect with respect to with respect to Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub and Opco Merger Sub;

•

since the date of the merger agreement, there must not have occurred any event, circumstance, development, change, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect (as defined in the merger agreement) with respect to Sitio, New Sitio, Opco LP, Brigham Merger Sub, Sitio Merger Sub and Opco Merger Sub;

•	the receipt of a certificate of Sitio executed by an executive officer of Sitio, dated the Closing Date, confirming the satisfaction of the conditions described above; and

•

the receipt of a legal opinion in form and substance reasonably satisfactory to Brigham, dated as of the Closing Date, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code or (ii) the transfer of the stock of Sitio and the stock of Brigham to New Sitio in exchange for stock of New Sitio as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code with respect to each of the parties to the reorganization.

Termination of the Merger Agreement

The merger agreement may be terminated and the mergers may be abandoned at any time prior to the First Effective Time, notwithstanding the receipt of the requisite approval of Brigham stockholders or Sitio stockholders, as applicable, under the following circumstances subject to certain limitations:

•	by mutual written consent of Sitio and Brigham;

•

by either Sitio or Brigham if any governmental entity having jurisdiction over any party will have issued any order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the mergers and such order, decree, ruling or injunction or other action will have become final and nonappealable, or if there will be adopted any law that permanently makes consummation of the mergers illegal or otherwise permanently prohibited;

•	by either Sitio or Brigham if the mergers will not have been consummated on or before 5:00 p.m. Houston, Texas time, on June 6, 2023 (the “End Date”);

•

by either Sitio or Brigham in the event of a breach by the other party of any representation, warranty, covenant or other agreement contained in the merger agreement which would give rise to the failure of a Closing condition set forth in the merger agreement, if it was continuing as of the Closing Date and cannot be or has not been cured by the earlier of thirty days after the giving of written notice to the breaching party of such breach and the basis for such notice, and the date of the proposed termination;

•	by either Sitio or Brigham if the Brigham Stockholder Approval will not have been obtained upon a vote held at a duly-held Brigham stockholders meeting, or at any adjournment or postponement thereof;

•

by Sitio, prior to the time the Brigham Stockholder Approval is obtained, if (i) a Brigham Board Recommendation Change has occurred or (ii) a director or an executive officer of Brigham will have breached its obligations under the merger agreement in any material respect;

•

by Brigham, prior to the time the Brigham Stockholder Approval is obtained, in order to enter into a definitive agreement with respect to a Brigham Superior Proposal; provided, however, that Brigham will have contemporaneously with such termination tendered payment to Sitio of the fee pursuant to the merger agreement and Brigham has complied in all material respects in accordance with the merger agreement with respect of such Brigham Superior Proposal; or

•	by Brigham, if the support agreements are not executed by each of the Supporting Stockholders and delivered to Brigham within twenty-four hours of the execution of the merger agreement.

A terminating party will provide written notice of termination to the other party specifying with particularity the reason for such termination, and, except as otherwise provided in the merger agreement, any termination shall be effective immediately upon delivery of such written notice to the other party.

Expenses and Termination Fees

Each party is required to pay its own expenses incident to preparing for, entering into and carrying out the merger agreement and the consummation of the Transactions, whether or not the mergers shall be consummated.

Opco LLC must pay Opco LP a termination fee of $65 million in cash by wire transfer of immediately available funds if:

•

(1) Sitio terminates the merger agreement because (i) a Brigham Board Recommendation Change has occurred or (ii) a director or an executive officer of Brigham has breached its obligations to not solicit Competing Proposals in any material respect (or if Brigham or Sitio terminates the merger agreement because the Brigham Stockholder Approval was not obtained upon a vote held at a duly-held Brigham stockholders meeting when the merger agreement was terminatable by Sitio pursuant to clause (i)) or (ii) Brigham terminates the merger agreement in order to enter into a definitive agreement with respect to a Brigham Superior Proposal; or

•

(1) (A) Sitio or Brigham terminates the merger agreement because of a failure to obtain Brigham Stockholder Approval, and on or before the date of any such termination a Brigham Competing Proposal has been communicated to the Brigham Board or has been publicly announced or publicly disclosed and not publicly withdrawn at least five business days prior to the Brigham stockholders meeting or (B) Sitio terminates the merger agreement due to a breach by Brigham of its covenants thereunder and on or before the date of any such termination a Brigham Competing Proposal has been announced, disclosed or otherwise communicated to the Brigham Board, and (2) within six months after the date of such termination, Brigham enters into a definitive agreement with respect to a Brigham Competing Proposal or consummates a Brigham Competing Proposal (for purposes of this paragraph, any reference in the definition of Brigham Competing Proposal to “25%” will be deemed to be a reference to “more than 50%”).

Opco LP must pay Opco LLC a termination fee of $75 million if:

•

(1) Brigham terminates the merger agreement due to a breach by Sitio of its representations, warranties, covenants or other agreements contained thereunder and on or before the date of any such termination a Sitio Competing Proposal has been announced, disclosed or otherwise communicated to the Sitio Board, and (2) within six months after the date of such termination, Sitio enters into a definitive agreement with respect to a Sitio Competing Proposal or consummates a Sitio Competing Proposal (for purposes of this paragraph, any reference in the definition of Sitio Competing Proposal to “25%” will be deemed to be a reference to “more than 50%”).

In no event shall Opco LP be entitled to receive more than one (1) payment of a Brigham Termination Fee. In no event shall Opco LLC be entitled to receive more than one (1) payment of a Sitio Termination Fee.

Amendments, Extensions and Waivers

The merger agreement may be amended by the parties, by action taken or authorized by their respective boards of directors at any time before or after adoption of the merger agreement by the Brigham stockholders, but, after any such adoption, no amendment will be made which by law would require the further approval by such stockholders without first obtaining such further approval. The merger agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

At any time prior to the First Effective Time, Sitio and Brigham may, by action taken or authorized by their respective boards of directors, to the extent legally allowed:

(a) extend the time for the performance of any of the obligations or acts of the other party under the merger agreement;

(b) waive any inaccuracies in the representations and warranties of the other party contained in the merger agreement or in any document delivered pursuant to the merger agreement; or

(c) waive compliance with any of the agreements or conditions of the other party contained in the merger agreement.

Specific Performance

Brigham and Sitio acknowledged and agreed in the merger agreement that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event any provision of the merger agreement were not performed in accordance with its specific terms or were otherwise breached. Brigham and Sitio further agreed that each party is entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement, in addition to any other remedy to which they are entitled under the terms of the merger agreement at law or in equity. Brigham and Sitio further agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under the merger agreement. Brigham and Sitio further agree that no other party or any other person will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this section, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Governing Law

The merger agreement is governed by Delaware law, without regard to any applicable conflicts of laws provisions.

CERTAIN AGREEMENTS RELATED TO THE TRANSACTIONS

The following section summarizes material provisions of the support agreements, which are included in this consent solicitation statement/proxy statement/prospectus as Annex D, Annex E and Annex F, are incorporated by reference herein in their entirety, and qualify the following summary in its entirety.

The rights and obligations of Sitio, Brigham and the Supporting Stockholders are governed by the support agreements and not by this summary or any other information contained in or incorporated by reference into this consent solicitation statement/proxy statement/prospectus. Sitio and Brigham stockholders are urged to read the support agreements carefully and in their entirety, as well as this consent solicitation statement/proxy statement/prospectus and the information incorporated by reference into this consent solicitation statement/proxy statement/prospectus, before making any decisions regarding the proposals.

Support Agreements

Immediately following the execution of the merger agreement, on September 6, 2022, each of (a) Blackstone, (b) Kimmeridge and (c) Oaktree (collectively with Blackstone and Kimmeridge, the “Supporting Stockholders”) executed and delivered support agreements to Sitio and Brigham.

Pursuant to the support agreements, the Supporting Stockholders, collectively representing approximately 83.7% of the issued and outstanding shares of Sitio Common Stock as of the date of the support agreements, agreed to vote in favor of the adoption of the merger agreement and the transactions contemplated thereby and in favor of any other proposal the approval of which is required to ensure the timely consummation of the mergers. The Supporting Stockholders further agreed to vote their shares at any meeting of Sitio stockholders against any competing agreement, transaction or proposal with respect to Sitio and against any other action made in opposition to adoption of the merger agreement or in competition or inconsistent with the mergers or matters contemplated by the merger agreement. Pursuant to the support agreements with Kimmeridge and Oaktree, Kimmeridge and Oaktree, which collectively represent approximately 58.9% of the issued and outstanding shares of Sitio Common Stock, agreed not to transfer or otherwise dispose of any Sitio Class A Common Stock, Sitio Class C Common Stock or Opco LP Units beneficially owned by them, other than certain permitted transfers, during the term of the support agreements. Pursuant to the support agreement with Kimmeridge, Kimmeridge has agreed to vote in favor of the Brigham Designated Directors to be nominated to the New Sitio Board at the 2023 annual meeting of stockholders of New Sitio.

As of the Sitio record date, the support agreements covered 62,468,585 shares of Sitio Common Stock, or approximately 82.9% of the total shares of Sitio Common Stock outstanding.

The support agreements terminate if the merger agreement is terminated or in the event of certain amendments of the merger agreement, including amendments that diminish the merger consideration or otherwise materially and adversely affects the rights of the Supporting Stockholders.

Registration Rights Agreement

Pursuant to the merger agreement, Sitio agreed to offer to each holder of Opco LLC Units to enter into the Registration Rights Agreement, and, at or prior to the Closing Date, Sitio and New Sitio will enter into an agreement with each holder of Opco LLC Units who desires to be a party thereto, and informs Sitio thereof, not less than three business days prior to the Closing Date (such holders, the “RRA Parties”).

The Registration Rights Agreement provides that subject to the terms and conditions thereof, New Sitio will register for resale, pursuant to a registration statement filed pursuant to Rule 415 of the Securities Act, shares of New Sitio Class A Common Stock held by the RRA Parties from time to time, including any shares of New Sitio Class A Common Stock issued or issuable upon the redemption of Opco LP Units (together with a corresponding number of shares of New Sitio Class C Common Stock) held by the RRA Parties as a result of the consummation of the transactions contemplated by the merger agreement (such shares, subject to certain exclusions set forth in the Registration Rights Agreement, the “Registrable Securities”). It is currently anticipated that New Sitio will be required to register for resale up to 7,104,685 shares of New Sitio Class A Common Stock issued or issuable upon the redemption of the shares of New Sitio Class C Common Stock and Opco LP Units held by such holders.

The Registration Rights Agreement provides that as soon as practicable but in any event within 15 business days after the Closing Date, New Sitio will file with the SEC a registration statement registering the resale of all Registrable Securities permitted to be registered for resale from time to time pursuant to the applicable rules and regulations under the Securities Act and New Sitio will use its commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable thereafter. The Registration Rights Agreement includes customary indemnification provisions. New Sitio will bear the expenses incurred in connection with the filing of the registration statement pursuant to the terms of the Registration Rights Agreement, other than the discounts, commissions and stock transfer taxes applicable to the sale of Registrable Securities.

DIRECTORS OF NEW SITIO

The business and affairs of New Sitio will be managed by or under the direction of the New Sitio Board. The merger agreement provides for the designation by Sitio of five members of the initial New Sitio Board and the designation by Brigham of four members of the initial New Sitio Board. The following table sets forth the name, ages and titles of such individuals following the closing of the Transactions.

Name	Position with New Sitio	Age	Designated By
Noam Lockshin	Chairman of the Board of Directors and Director	38	Sitio
Christopher L. Conoscenti	CEO and Director	47	Sitio
Morris R. Clark	Director	55	Sitio
Alice E. Gould	Director	61	Sitio
Claire R. Harvey	Director	43	Sitio
Gayle L. Burleson	Director	57	Brigham
John-Al Duplantier	Director	55	Brigham
Richard K. Stoneburner	Director	69	Brigham
John R. (“J.R.”) Sult	Director	63	Brigham

Christopher L. Conoscenti—Chief Executive Officer and Director. Mr. Conoscenti joined Kimmeridge as the Chief Executive Officer of its mineral and royalty interest business in March 2019 following an 18 year career in oil and gas investment banking, most recently as a Managing Director in the Oil & Gas Investment Banking and Capital Markets Group at Credit Suisse Securities (USA) LLC (“Credit Suisse”) from July 2014 to March 2019. Previously, Mr. Conoscenti worked in Oil & Gas Investment Banking at J.P. Morgan Securities LLC beginning in January 2004 where he served as a Managing Director from May 2012 until his departure in April 2014. His clients at Credit Suisse included large and mid-cap upstream E&P operators and minerals companies. During his investment banking career, Mr. Conoscenti advised on numerous mergers and acquisition transactions and served as an active bookrunner on equity, equity-linked and debt transactions. Mr. Conoscenti holds a Bachelor of Arts degree from the University of Notre Dame and a Juris Doctor and a Master of Business Administration from Tulane University.

Mr. Conoscenti’s significant experience in the oil and gas industry and financial expertise makes him well qualified to serve as a member of the New Sitio Board following the closing of the Transactions.

Noam Lockshin—Chairman of the Board of Directors and Director. Mr. Lockshin will be appointed to the New Sitio Board in connection with Closing and will serve as the Chairman of the Board of Directors. Mr. Lockshin was appointed to the Desert Peak board of directors in April 2019. Mr. Lockshin is a Partner of Kimmeridge and has been with the firm since its founding in May 2012. Mr. Lockshin is a member of the firm’s investment team, and serves in various capacities including research, analysis, and diligence of investment opportunities as well as the negotiation and execution of investment strategies. Most recently, Mr. Lockshin led the firm’s investment efforts in the mineral and royalty interests business focused on the Delaware Basin in Texas and New Mexico. Prior to joining Kimmeridge, Mr. Lockshin served as a Vice President, Energy Investing for AllianceBernstein Holding L.P., a leading global asset management firm, from July 2010 to May 2012. Prior to that, Mr. Lockshin was an Equity Research Associate for E&P at Sanford C. Bernstein & Co. LLC from July 2007 to July 2010. Mr. Lockshin holds a Bachelor of Arts degree in Mathematics from York University.

Mr. Lockshin’s experience covering the E&P industry, his specialized knowledge of the minerals and royalty interests business, history of building successful working relationships with landowners in the Delaware Basin to acquire land, and mineral and royalty interests, and leading the Kimmeridge team that manages those assets, uniquely qualify him to serve as a member of the New Sitio Board following the closing of the Transactions.

Morris R. Clark—Director. Mr. Clark will be appointed to the New Sitio Board in connection with Closing. From January 2014 to July 2019, Mr. Clark served as Vice President and Treasurer of Marathon Oil Corporation (“Marathon Oil”). From 2007 until January 2014, Mr. Clark served as Assistant Treasurer of Marathon Oil. Mr. Clark was responsible for managing all treasury related matters, including corporate finance, cash and banking/operations, insurance, pensions, enterprise risk management and credit and counterparty risk. During his tenure, Mr. Clark led financing transactions, including bond and equity issuances, revolving credit and receivables facilities, merger and acquisition financings and major corporate restructurings (public spin-offs). Prior to joining Marathon Oil, Mr. Clark served as Senior Tax Counsel at Enron North America Corporation, a Tax Attorney at Bracewell LLP in Houston and a Senior Accountant with Touche Ross & Company (Deloitte & Touche) in Los Angeles. Mr. Clark currently serves as a Director and Chair of the Audit Committee of the Board of Directors of Extraction Oil & Gas, Inc. (NYSE: XOG), a position he has held since January 2021. Additionally, Mr. Clark has been involved with several non-profit and educational boards and continues to evaluate additional potential opportunities. Mr. Clark holds a Bachelor of Science degree in Accounting from Southern University, a Juris Doctor from Tulane Law School, and a Master of Laws degree (LL.M.) from New York University School of Law.

Mr. Clark’s significant experience in the oil and gas industry with multiple public companies will bring extensive financial expertise and proven leadership to the New Sitio Board. Furthermore, Mr. Clark’s leadership with multiple community based and educational organizations will provide the New Sitio Board with a welcomed perspective. For example, Mr. Clark served on the Board of Directors for Dress for Success Houston from 2015 to 2020 and has served on the University of St. Thomas Board of Trustees since 2017 (currently serving as Vice-Chair of the Audit & Finance Committee).

Alice E. Gould—Director. Ms. Gould will be appointed to the New Sitio Board in connection with Closing. Ms. Gould joined the Board of Directors of CorePoint Lodging Inc., a publicly-traded select service lodging real estate investment trust (NYSE: CPLG) spun off from La Quinta Franchising LLC, in 2018 and serves on its Compensation and Nominating and Corporate Governance Committees. Ms. Gould is a former Investment Manager at DUMAC Inc. (“DUMAC”), a professionally staffed investment office controlled by Duke University that manages over $18 billion of endowment and other Duke-related assets, where Ms. Gould worked from 2004 to 2018 and had responsibility for the evaluation, selection and monitoring of energy and natural resources investments. Prior to her role at DUMAC, Ms. Gould was a management consultant assisting senior executives in the technology, pharmaceutical, media and financial industries with strategic initiatives. Ms. Gould also worked for ten years at IBM where she managed product development, marketing and business planning. Ms. Gould has served on the advisory board of over 20 private equity and real assets partnerships in the U.S. and abroad. Ms. Gould received a Bachelor of Science degree in Engineering from Duke University (magna cum laude) and Master of Business Administration from The Fuqua School of Business at Duke University, where she was a Fuqua Scholar.

Ms. Gould’s leadership skills and experience, including serving on another corporate board of directors and its key committees, as well as her asset allocation expertise and significant experience evaluating and monitoring energy and natural resource investments qualify her to serve as a member of the New Sitio Board following the closing of the Transactions.

Claire R. Harvey—Director. Ms. Harvey will be appointed to the New Sitio Board in connection with Closing. Ms. Harvey serves as a Director for Sitio and is a member of the Audit Committee and Nominating and Corporate Governance Committee. Previously, Ms. Harvey served as a member of and as Chairman of the Falcon Minerals Corporation Board from May 2020 through the closing of the business combination with Sitio. Ms. Harvey is a Partner of EIV Capital and serves as the CEO of EIV Resources and as the President of ARM Resource Partners. Ms. Harvey has a long history of investing in and owning oil and gas assets. From May 2019 to August 2020, she led Gryphon Oil and Gas, LLC (“Gryphon”), a Blackstone-sponsored company focused on acquiring non-operated interests in the Permian Basin. Prior to Gryphon, Ms. Harvey made upstream oil and gas investments on behalf of two private equity funds, Pine Brook Partners, LLC from March 2014 to May 2019, and

TPH Partners LLC from May 2010 to February 2014. Earlier in her career, she worked as an investment banker at Lehman Brothers and Barclays plc, primarily focused on corporate finance and mergers and acquisitions for oil and gas companies. Ms. Harvey serves as a director for Tellurian Inc. (NYSE American: TELL), a global LNG company based in Houston. Ms. Harvey has served as a director on several private oil and gas company boards and also currently serves on the Board of Advisors for the Texas A&M University Finance Department as well as the Texas A&M University Petroleum Ventures Program. Ms. Harvey earned a Bachelor of Business Administration degree in Finance at Texas A&M University, where she was also a four-year letterman and co-captain for the Texas Aggie Volleyball Team. In addition, Ms. Harvey earned a Master of Business Administration from the Jones Graduate School of Business at Rice University where she was the Jones Scholar and M.A. Wright Award winner.

Ms. Harvey’s current role as president of an oil and gas division as well as her background in finance and oil and gas mergers and acquisitions makes her well qualified to serve as a member of the New Sitio Board.

Gayle L. Burleson—Director. Ms. Burleson will be appointed to the New Sitio Board in connection with Closing. Ms. Burleson has served as a director of Brigham since January 2022. Ms. Burleson currently serves on the board and on the audit committee and compensation committee of Select Energy Services, Inc (NYSE: WTTR). Ms. Burleson previously served on the audit committee of privately held Chisholm Energy Holdings, LLC. Ms. Burleson was most recently with Concho Resources Inc. (NYSE: CXO) as the Senior Vice President of Business Development and Land and held that position until Concho’s acquisition by ConocoPhilips (NYSE: COP) in January 2021. She was employed for 15 years at Concho Resources in various roles and capacities with ever increasing leadership responsibilities. Prior to joining Concho Resources, Ms. Burleson served in a number of engineering and operations positions with BTA Oil Producers, Mobil Oil Corporation, Parker & Parsley Petroleum Company, and Exxon Corporation. Ms. Burleson received her B.S. in Chemical Engineering from Texas Tech University.

Ms. Burleson’s knowledge of the industry, as well as her financial reporting and audit committee experience, qualify her to serve as a member of the New Sitio Board following the closing of the Transactions.

Jon-Al Duplantier—Director. Mr. Duplantier will be appointed to the New Sitio Board in connection with Closing. Mr. Duplantier has served as a director of Brigham since February 2021. Mr. Duplantier has enjoyed a 25-year career in the oil and gas industry with Conoco Inc., ConocoPhillips and Parker Drilling Company. Most recently, he served as Parker Drilling’s President, Rental Tools and Well Services, a position he held from April 2018 until his departure in July 2020. Prior to that role, Mr. Duplantier held a series of executive positions at Parker Drilling where he had responsibility across more than a dozen countries, and his roles included management and oversight of legal affairs, corporate compliance and governance, human resources, environmental, safety and procurement from 2009 to 2018. Parker filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in December 2018. Prior to joining Parker Drilling, Mr. Duplantier worked for ConocoPhillips from 2002 to 2009, where he held legal and management roles. From 1995 to 2002, Mr. Duplantier served in multiple roles of increasing responsibility at Conoco Inc. Mr. Duplantier holds a Juris Doctorate from Louisiana State University and a Bachelor of Science degree from Grambling State University. Mr. Duplantier is a director of AltaGas Ltd. (TSX: ALA), where he serves on the Governance Committee and the Human Resources and Compensation Committee. He is also a director and member of the Audit Committee and Compensation Committee of Stellar Bancorp, Inc. (NASDAQ: STEL).

Mr. Duplantier’s broad experience across commercial, governance and legal aspects of business, along with his professional and leadership experience, qualify him to serve as a member of the New Sitio Board following the closing of the Transactions.

Richard K. Stoneburner—Director. Mr. Stoneburner will be appointed to the New Sitio Board in connection with Closing. Mr. Stoneburner has served as a director of Brigham since May 2018. Mr. Stoneburner joined the investment firm Pine Brook in April 2013 and is a senior advisor on the energy investment team. Mr. Stoneburner represents Pine Brook as a director of Accelerate Resources Holdings, LLC, Pursuit Oil & Gas,

LLC, Elevation Resources LLC and Sagauro Resources, LLC, each an oil and gas company. Mr. Stoneburner has over 41 years of experience in the oil and gas industry. He served as President of the North America Shale Production Division for BHP Billiton Petroleum, an exploration and development company, from 2011 to 2012. From 2009 to 2011, Mr. Stoneburner served as President and Chief Operating Officer of Petrohawk Energy Corporation, an oil and gas exploration and development company. He was also its Chief Operating Officer from 2007 to 2009 and led their exploration activities as Vice President and then Executive Vice President of Exploration from 2003 to 2007. Mr. Stoneburner began his career as a geologist in 1977 and held positions at Texas Oil and Gas Corp., Weber Energy Corp., Hugoton Energy Corp. and 3TEC Energy Corp, each an energy company. Mr. Stoneburner is on the board of directors of Tamboran Resources Limited, an oil and gas company, and is an advisor to Ayata, a software development company. He also serves on the advisory council of The Jackson School of Geosciences at the University of Texas at Austin and on the visiting committee of the Bureau of Economic Geology at the University of Texas at Austin and is a board member of Switch Energy Alliance. Mr. Stoneburner holds a Bachelor of Science in Geological Sciences from the University of Texas at Austin and a Master of Science in Geological Sciences from Wichita State University.

Mr. Stoneburner’s management and geologic experience in the energy industry qualify him to serve as a member of the New Sitio Board following the closing of the Transactions.

John R. “J.R.” Sult—Director. Mr. Sult will be appointed to the New Sitio Board in connection with Closing. Mr. Sult has served as a director of Brigham since May 2018. Mr. Sult has served on several public company boards as described below. Mr. Sult served as Executive Vice President and Chief Financial Officer of Marathon Oil Corporation from September 2013 until August 2016. He was Executive Vice President and Chief Financial Officer of El Paso Corporation (“El Paso”) from March 2010 until May 2012 where he previously served as Senior Vice President and Chief Financial Officer from November 2009 until March 2010, and as Senior Vice President and Controller from November 2005 until November 2009. Mr. Sult also served as Executive Vice President, Chief Financial Officer and director of El Paso Pipeline GP Company, L.L.C., the general partner of El Paso Pipeline Partners, L.P., from July 2010 until May 2012, where he previously served as Senior Vice President and Chief Financial Officer from November 2009 until July 2010, and as Senior Vice President, Chief Financial Officer and Controller from August 2007 until November 2009. Mr. Sult also served as Chief Accounting Officer of El Paso and as Senior Vice President, Chief Financial Officer and Controller of El Paso’s Pipeline Group from November 2005 to November 2009. Prior to joining El Paso, Mr. Sult served as Vice President and Controller of Halliburton Energy Services, Inc. from August 2004 until October 2005. Prior to joining Halliburton, Mr. Sult managed an independent consulting practice that provided a broad range of finance and accounting advisory services and assistance to public companies in the energy industry. Prior to private practice, Mr. Sult was an audit partner with Arthur Andersen LLP. He graduated from Washington & Lee University with a Bachelor of Science with Special Attainments in Commerce. Mr. Sult served on the board of directors of Dynegy, Inc., where he served as the chairman of its audit committee, from October 2012 to April 2018, and joined the board of directors of Vistra Corp. (NYSE: VST), where he currently serves as the chairman of its audit committee, in April 2018 in connection with its acquisition of Dynegy, Inc. Mr. Sult also served on the board of directors of Jagged Peak Energy Inc. (NYSE: JAG), from January 2017 until its merger with Parsley Energy Inc. in January 2020, serving as the chairman of its audit committee.

Mr. Sult’s experience in executive financial positions with large public companies and significant knowledge of accounting, capital structures, finance, financial reporting, strategic planning and forecasting qualify him to serve as a member of the New Sitio Board following the closing of the Transactions.

DESCRIPTION OF NEW SITIO SECURITIES

The following summary of the terms of the capital stock of New Sitio is not meant to be complete and is qualified in its entirety by reference to the New Sitio Charter and the New Sitio Bylaws. Copies of the New Sitio Charter and the New Sitio Bylaws, in the form to be effective as of the completion of the transactions, are attached as Annex B and Annex C, respectively, to this consent solicitation statement/proxy statement/prospectus. In accordance with the terms of the merger agreement, the forms of the New Sitio Charter and the New Sitio Bylaws to be effective as of the completion of the transactions may be modified to the extent mutually agreed by Sitio and Brigham prior to the Closing.

Authorized Capital Stock

New Sitio’s authorized capital stock will consist of 240,000,000 shares of Class A common stock, 120,000,000 shares of Class C common stock and 1,000,000 shares of preferred stock.

Common Stock

New Sitio Class A Common Stock

Holders of the New Sitio Class A Common Stock will be entitled to one vote for each share held on all matters to be voted on by New Sitio stockholders. Holders of the New Sitio Class A Common Stock and holders of the New Sitio Class C Common Stock will vote together as a single class on all matters submitted to a vote of New Sitio’s stockholders, except as required by law or the New Sitio Charter. Notwithstanding the foregoing, except as otherwise required by law or the New Sitio Charter (including any preferred stock designation), holders of shares of New Sitio Class A Common Stock will not be entitled to vote on any amendment to the New Sitio Charter (including any amendment to any preferred stock designation) that relates solely to the terms of one or more outstanding series of preferred stock or other series of common stock if the holders of such affected series of preferred stock or common stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the New Sitio Charter (including any preferred stock designation) or as required by applicable provisions of the DGCL, or applicable stock exchange rules. In addition, holders of New Sitio Class A Common Stock, voting as a separate class, will be entitled to approve any amendment, alteration or repeal of any provision of the New Sitio Charter (whether by merger, consolidation or otherwise), if such amendment, alteration or repeal would alter or change, in a manner adverse to the holders of the New Sitio Class A Common Stock, the powers, preferences or rights of the New Sitio Class A Common Stock, relative to the powers, preferences or rights of any other class of common stock, as such relative powers, preferences or rights exist as of the date of the New Sitio Charter.

Holders of shares of New Sitio Class A Common Stock will be entitled to ratably receive dividends when and if declared by New Sitio’s board of directors out of funds legally available for that purpose, subject to any statutory or contractual restrictions on the payment of dividends and to any prior rights and preferences that may be applicable to any outstanding preferred stock.

In the event of a liquidation, dissolution or winding up of New Sitio, holders of the New Sitio Class A Common Stock will be entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the New Sitio Class A Common Stock.

The shares of New Sitio Class A Common Stock will have no preemptive or conversion rights and will not be subject to further calls or assessment by New Sitio. There will be no redemption or sinking fund provisions applicable to the New Sitio Class A Common Stock. All shares of New Sitio Class A Common Stock issued pursuant to the Transactions will be fully paid and non-assessable. On the completion of the Transactions, it is expected that approximately 77,099,353 shares of New Sitio Class A Common Stock (excluding shares of New Sitio Class A Common Stock issued in respect of vested Brigham equity awards in connection with the completion of the Transactions) will be issued and outstanding.

New Sitio Class C Common Stock

Holders of the New Sitio Class C Common Stock will be entitled to one vote for each share held on all matters to be voted on by New Sitio’s stockholders. Holders of the New Sitio Class A Common Stock and holders of the New Sitio Class C Common Stock will vote together as a single class on all matters submitted to a vote of New Sitio’s stockholders, except as required by law or the New Sitio Charter. Notwithstanding the foregoing, except as otherwise required by law or the New Sitio Charter (including any preferred stock designation), holders of shares of New Sitio Class C Common Stock will not be entitled to vote on any amendment to the New Sitio Charter (including any amendment to any preferred stock designation) that relates solely to the terms of one or more outstanding series of preferred stock or other series of common stock if the holders of such affected series of preferred stock or common stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the New Sitio Charter (including any preferred stock designation) or as required by applicable provisions of the DGCL or applicable stock exchange rules. In addition, holders of New Sitio Class C Common Stock, voting as a separate class, will be entitled to approve any amendment, alteration or repeal of any provision of the New Sitio Charter (whether by merger, consolidation or otherwise), if such amendment, alteration or repeal would alter or change, in a manner adverse to the holders of the New Sitio Class C Common Stock, the powers, preferences or rights of the New Sitio Class C Common Stock, relative to the powers, preferences or rights of any other class of common stock, as such relative powers, preferences or rights exist as of the date of the New Sitio Charter.

Under the New Sitio Charter, no dividends may be declared or paid on shares of New Sitio Class C Common Stock and holders of New Sitio Class C Common Stock will not receive any assets of New Sitio in the event of any voluntary or involuntary liquidation, dissolution or winding up of New Sitio. In addition, New Sitio may not enter into any agreement providing for (i) a merger, consolidation or other business combination requiring the approval of New Sitio’s stockholders, (ii) any acquisition of all or substantially all of New Sitio’s assets or (iii) any tender or exchange offer by New Sitio or any third party to acquire stock of New Sitio (collectively, a “sale transaction”) in which it is proposed that (a) the shares of New Sitio Class C Common Stock are converted into the right to receive, directly or indirectly, in connection with such sale transaction, any consideration or (b) each share of New Sitio Class C Common Stock, together with each Opco LP Unit, are converted into the right to receive, in connection with a sale transaction, a different amount of consideration on a per share basis as that received by each share of New Sitio Class A Common Stock.

The shares of New Sitio Class C Common Stock will have no preemptive rights and will not be subject to further calls or assessment by New Sitio. There are no redemption or sinking fund provisions applicable to the New Sitio Class C Common Stock. All shares of New Sitio Class C Common Stock issued pursuant to the Transactions will be fully paid and non-assessable. On the completion of the Transactions, it is expected that approximately 75,226,960 shares of New Sitio Class C Common Stock will be issued and outstanding.

Warrants

On the completion of the Transactions, the outstanding warrants of New Sitio are expected to include 7,500,000 warrants issued in a private placement (each, a “Private Placement Warrant”) in connection with Sitio’s initial public offering and 13,749,998 warrants sold to the public (each, a “Public Warrant”) as part of the units in Sitio’s initial public offering, in each case, as converted into warrants exercisable for shares of New Sitio Class A Common Stock on the completion of the Transactions.

Public Warrants

Each four Public Warrants will entitle the registered holder to purchase one share of New Sitio Class A Common Stock at a price of $44.84 per share, subject to certain adjustments, at any time. Public Warrants must be exercised for a whole share. The Public Warrants will expire on August 23, 2023, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

New Sitio will be obligated to deliver any shares of New Sitio Class A Common Stock pursuant to the exercise of a Public Warrant and have no obligation to settle such warrant exercise unless a registration statement with respect to the shares of New Sitio Class A Common Stock underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to the satisfaction of New Sitio’s obligations described below with respect to registration. No Public Warrant will be exercisable for cash or on a cashless basis, and we are not obligated to issue any shares to holders seeking to exercise their Public Warrants unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption is available. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Public Warrant, the holder of such Public Warrant will not be entitled to exercise such Public Warrant and such Public Warrant may have no value and expire worthless.

New Sitio will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of New Sitio Class A Common Stock issuable upon exercise of the Public Warrants. New Sitio will use its best efforts to maintain the effectiveness of that registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the warrant agreement, dated July 20, 2017 between Sitio and Continental Stock Transfer & Trust Company (the “Warrant Agreement”). Notwithstanding the above, if New Sitio Class A Common Stock is at the time of any exercise of a Public Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, New Sitio may, at its option, require holders of Public Warrants who exercise their Public Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event that New Sitio so elects, New Sitio will not be required to file or maintain in effect a registration statement, but will use its best efforts to register or qualify the shares under applicable Blue Sky laws to the extent an exemption is not available.

Subject to the restrictions described below, once the Public Warrants become exercisable, New Sitio may redeem the Public Warrants:

•	in whole and not in part;

•	at a price of $0.01 per Public Warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•

if, and only if, the reported last sale price of the New Sitio Class A Common Stock equals or exceeds $72.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date New Sitio sends the notice of redemption to the warrant holders.

If and when the Public Warrants become redeemable by New Sitio, New Sitio may exercise its redemption right even if New Sitio is unable to register or qualify the underlying securities for sale under all applicable state securities laws. As described further below under “—Private Placement Warrants,” the Private Placement Warrants will not be redeemable by New Sitio so long as they are held by Osprey Sponsor, LLC (“Osprey”) or its permitted transferees.

If the foregoing conditions are satisfied and New Sitio issues a notice of redemption of the Public Warrants, each warrant holder will be entitled to exercise his, her or its Public Warrant prior to the scheduled redemption date. However, the price of the Class A common stock may fall below the $72.00 redemption trigger price as well as the $44.84 warrant exercise price after the redemption notice is issued.

If New Sitio calls the Public Warrants for redemption as described above, New Sitio’s management will have the option to require any holder that wishes to exercise his, her or its Public Warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their Public Warrants on a “cashless basis,” New Sitio’s management will consider, among other factors, New Sitio’s cash position, the number of Public Warrants that are outstanding and the dilutive effect on New Sitio stockholders of issuing the maximum number of shares of New Sitio Class A Common Stock issuable upon the exercise of its Public Warrants. If New Sitio’s management takes advantage of this option, all holders of Public Warrants would pay the exercise price by surrendering their Public Warrants for that number of shares of New Sitio Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of New Sitio Class A Common Stock underlying the Public Warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the Public Warrants by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the New Sitio Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants. If New Sitio’s management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of New Sitio Class A Common Stock to be received upon exercise of the Public Warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a redemption. If New Sitio calls the Public Warrants for redemption and New Sitio’s management does not take advantage of this option, Osprey and its permitted transferees would still be entitled to exercise their Private Placement Warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their Public Warrants on a cashless basis, as described in more detail below.

A holder of a Public Warrant may notify New Sitio in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such Public Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the shares of New Sitio Class A Common Stock outstanding immediately after giving effect to such exercise.

If the number of outstanding shares of New Sitio Class A Common Stock is increased by a stock dividend payable in shares of New Sitio Class A Common Stock, or by a split-up of shares of New Sitio Class A Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of New Sitio Class A Common Stock issuable on exercise of each Public Warrant will be increased in proportion to such increase in the outstanding shares of New Sitio Class A Common Stock. A rights offering to holders of New Sitio Class A Common Stock entitling holders to purchase shares of New Sitio Class A Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of New Sitio Class A Common Stock equal to the product of (i) the number of shares of New Sitio Class A Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for New Sitio Class A Common Stock) multiplied by (ii) one minus the quotient of (x) the price per share of New Sitio Class A Common Stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for New Sitio Class A Common Stock, in determining the price payable for New Sitio Class A Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of New Sitio Class A Common Stock as reported during the 10 trading day period ending on the trading day prior to the first date on which the shares of New Sitio Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if New Sitio, at any time while the Public Warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of New Sitio Class A Common Stock on account of such shares of New Sitio Class A Common Stock (or other shares of New Sitio’s capital stock into which the Public Warrants are convertible), other than (a) as described above or (b) certain ordinary cash dividends, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of New Sitio Class A Common Stock in respect of such event.

If the number of outstanding shares of New Sitio Class A Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of New Sitio Class A Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of New Sitio Class A Common Stock issuable on exercise of each Public Warrant will be decreased in proportion to such decrease in outstanding shares of New Sitio Class A Common Stock.

Whenever the number of shares of New Sitio Class A Common Stock purchasable upon the exercise of the Public Warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of New Sitio Class A Common Stock purchasable upon the exercise of the Public Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of New Sitio Class A Common Stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding shares of New Sitio Class A Common Stock (other than those described above or that solely affects the par value of such shares of New Sitio Class A Common Stock), or in the case of any merger or consolidation of New Sitio with or into another corporation (other than a consolidation or merger in which New Sitio is the continuing corporation and that does not result in any reclassification or reorganization of outstanding shares of New Sitio Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of New Sitio as an entirety or substantially as an entirety in connection with which New Sitio is dissolved, the holders of the Public Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Public Warrants and in lieu of the shares of New Sitio Class A Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Public Warrants would have received if such holder had exercised their Public Warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of New Sitio Class A Common Stock in such a transaction is payable in the form of New Sitio Class A Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Public Warrants properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the Warrant Agreement based on the Black-Scholes value (as defined in the Warrant Agreement) of the Public Warrant. The Public Warrants were issued in registered form under the Warrant Agreement. The Warrant Agreement provides that the terms of the Public Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then-outstanding Public Warrants to make any change that adversely affects the interests of the registered holders of Public Warrants.

Following the completion of the transactions, the Public Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to New Sitio, for the number of Public Warrants being exercised. The warrant holders do not have the rights or privileges of holders of New Sitio Class A Common Stock and any voting rights until they exercise their Public Warrants and receive shares of New Sitio Class A Common Stock. After the issuance of shares of New Sitio Class A Common Stock upon exercise of the Public Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Private Placement Warrants

The Private Placement Warrants (including the New Sitio Class A Common Stock issuable upon exercise of the Private Placement Warrants) will not be redeemable by New Sitio so long as they are held by Osprey or its permitted transferees. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants sold as part of the units in Sitio’s initial public offering. If the Private Placement

Warrants are held by holders other than Osprey or its permitted transferees, the Private Placement Warrants will be redeemable by New Sitio and exercisable by the holders on the same basis as the Public Warrants included in the units sold in Sitio’s initial public offering.

If holders of the Private Placement Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its Private Placement Warrants for that number of shares of New Sitio Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of New Sitio Class A Common Stock underlying the Private Placement Warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the Private Placement Warrants by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the New Sitio Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent.

The Private Placement Warrants have the terms set forth in the Warrant Agreement between Continental Stock Transfer & Trust Company, as warrant agent, and New Sitio.

Certain Anti-Takeover Provisions of Delaware Law

Delaware Law

Section 203, subject to certain exceptions set forth therein, prohibits a Delaware corporation from engaging in any business combination (as defined in Section 203) with any interested stockholder (as defined in Section 203) for a period of three years following the date that the stockholder became an interested stockholder, unless:

•

the business combination or the transaction that resulted in the stockholder becoming an interested stockholder is approved by the board of directors before the date the interested stockholder attained that status;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•

on or after such time the business combination is approved by the board of directors and authorized at a meeting of stockholders by at least two thirds of the outstanding voting stock that is not owned by the interested stockholder.

A corporation may elect not to be subject to Section 203. New Sitio will elect to not be subject to the provisions of Section 203.

New Sitio Charter and New Sitio Bylaws

Provisions of the New Sitio Charter and New Sitio Bylaws may delay or discourage transactions involving an actual or potential change in control or change in New Sitio’s management, including transactions in which stockholders might otherwise receive a premium for their shares or transactions that New Sitio stockholders might otherwise deem to be in their best interests. Therefore, these provisions could adversely affect the price of New Sitio Class A Common Stock.

Among other things, the New Sitio Charter and New Sitio Bylaws will:

•

provide that stockholders seeking to bring business before New Sitio’s annual meeting of stockholders, or to nominate candidates for election as directors at New Sitio’s annual meeting of stockholders, must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by New Sitio’s secretary at New Sitio’s principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary date of the immediately preceding annual meeting of stockholders. Pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in New Sitio’s annual proxy statement must comply with the notice periods contained therein. The New Sitio Bylaws will also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude New Sitio stockholders from bringing matters before New Sitio’s annual meeting of stockholders or from making nominations for directors at New Sitio’s annual meeting of stockholders;

•

authorize New Sitio’s Board to issue undesignated preferred stock. This ability will make it possible for New Sitio’s Board of directors to issue, without stockholder approval, preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of New Sitio. These and other provisions may have the effect of deferring hostile takeovers or delaying changes in control or management of New Sitio;

•	provide that the authorized number of directors may be changed only by resolution of the New Sitio Board;

•

provide that all vacancies, including newly created directorships, may, except as otherwise required by law or, if applicable, the rights of holders of a series of preferred stock, be filled by the affirmative vote of a majority of the total number of remaining authorized directors;

•

provide that special meetings of New Sitio stockholders may be called only by New Sitio’s board pursuant to a majority vote of New Sitio’s board and the ability of New Sitio stockholders to call a special meeting is specifically denied; and

•	provide that the New Sitio Bylaws may be amended by unilateral action of a majority of the New Sitio Board.

Corporate Opportunity

The New Sitio Charter will provide that, to the fullest extent permitted by law, (i) New Sitio will renounce all interest and expectancy of New Sitio in, or in being offered an opportunity to participate in, business opportunities presented to any of its directors, stockholders or certain other exempted persons, including KMF DPM HoldCo, LLC and Chambers DPM HoldCo, LLC, each an affiliate of Kimmeridge, Rock Ridge and Royal Resources, L.P., each an affiliate of Blackstone Inc., and SEL and PMA (collectively, the “Exempted Persons”), or affiliates of such persons, (ii) none of New Sitio’s directors or stockholders or the Exempted Persons that is not an employee of New Sitio or its subsidiaries will have a duty to refrain from engaging in the same or similar business activities or lines of business as New Sitio or its subsidiaries, and (iii) none of New Sitio’s directors or stockholders or the Exempted Persons that is not an employee of New Sitio or its subsidiaries will have a duty to communicate or offer such business opportunities to New Sitio, unless such potential transaction or business opportunity is expressly offered to a director solely in his or her capacity as a director of New Sitio or its subsidiaries.

Limitation of Liability

The New Sitio Charter will provide that a director of New Sitio will not be personally liable to New Sitio or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless such director violated his or her duty of loyalty to New Sitio or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director.

Indemnification

The New Sitio Charter and New Sitio Bylaws will provide that, to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, New Sitio will indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of New Sitio or, while a director or officer of New Sitio, is or was serving at the request of New Sitio as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such person in connection with such proceeding.

Exclusive Forum

The New Sitio Charter will provide that, unless New Sitio consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, or, if such court does not have jurisdiction, another state or federal court siting in the State of Delaware with subject matter jurisdiction, shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of New Sitio, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee or agent of New Sitio to New Sitio or New Sitio’s stockholders, creditors or other constituents, (iii) any action asserting a claim against New Sitio or any director or officer of New Sitio arising pursuant to any provision of the DGCL or the New Sitio Charter or the New Sitio Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the New Sitio Charter or the New Sitio Bylaws, or (v) any action asserting a claim against New Sitio or any director or officer of New Sitio governed by the internal affairs doctrine.

This provision would not apply to claims brought to enforce a duty or liability created by the Exchange Act, the Securities Act or any other claim for which the federal courts have exclusive jurisdiction. To the extent that any such claims may be based upon federal law claims, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.

Registration Rights

Pursuant to the Registration Rights Agreement, dated as of January 11, 2022, by and among Sitio and the other parties thereto (the “Existing Sitio Registration Rights Agreement”), Sitio agreed to register for resale, pursuant to Rule 415 of the Securities Act, certain shares of Sitio Class A Common Stock held by certain stockholders, including any shares of Sitio Class A Common Stock issued or issuable upon the redemption of certain shares of Class C Common Stock and Opco LP Units held by such stockholders. Additionally, such stockholders received certain piggyback rights to participate in underwritten offerings of Sitio, subject to customary exceptions, and to demand certain underwritten offerings. The foregoing description of the Existing Sitio Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the Existing Sitio Registration Rights Agreement, a copy of which was filed with the SEC on January 12, 2022 as Exhibit 10.2 to Falcon’s Current Report on Form 8-K and is incorporated here by reference.

In connection with the completion of the Transactions and pursuant to the merger agreement, Sitio agreed to enter into the Registration Rights Agreement with each holder of Opco LLC Units in the form attached as Annex G to this consent solicitation statement/proxy statement/prospectus, and, at or prior to the Closing Date, Sitio and New Sitio will enter into an agreement with each holder of Opco LLC Units who desires to be a party thereto, and informs Sitio thereof, not less than three business days prior to the Closing Date (such holders, the “RRA Parties”).

The Registration Rights Agreement provides that subject to the terms and conditions thereof, New Sitio will register for resale, pursuant to a registration statement filed pursuant to Rule 415 of the Securities Act, shares of New Sitio Class A Common Stock held by the RRA Parties from time to time, including any shares of New Sitio Class A Common Stock issued or issuable upon the redemption of Opco LP Units (together with a corresponding number of shares of New Sitio Class C Common Stock) held by the RRA Parties as a result of the consummation of the transactions contemplated by the merger agreement (such shares, subject to certain exclusions set forth in the Registration Rights Agreement, the “Registrable Securities”). It is currently anticipated that New Sitio will be required to register for resale up to 7,104,685 shares of New Sitio Class A Common Stock issued or issuable upon the redemption of the shares of New Sitio Class C Common Stock and Opco LP Units held by such holders.

The Registration Rights Agreement provides that as soon as practicable but in any event within 15 business days after the Closing Date, New Sitio will file with the SEC a registration statement registering the resale of all Registrable Securities permitted to be registered for resale from time to time pursuant to the applicable rules and regulations under the Securities Act and New Sitio will use its commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable thereafter. The Registration Rights Agreement includes customary indemnification provisions. New Sitio will bear the expenses incurred in connection with the filing of the registration statement pursuant to the terms of the Registration Rights Agreement, other than the discounts, commissions and stock transfer taxes applicable to the sale of Registrable Securities.

Transfer Agent and Registrar

The transfer agent and registrar for New Sitio Class A Common Stock will be Continental Stock Transfer & Trust Company.

Listing

New Sitio Class A Common Stock will be listed on the NYSE under the symbol “STR.” New Sitio warrants will be listed on the NYSE American LLC under the symbol “STR WS.”

THE BRIGHAM SPECIAL MEETING

General

This consent solicitation statement/proxy statement/prospectus is being provided to Brigham stockholders as part of a solicitation of proxies by the Brigham Board for use at the Brigham special meeting and at any adjournments or postponements of such special meeting. This consent solicitation statement/proxy statement/prospectus provides Brigham stockholders with important information about the Brigham special meeting and should be read carefully in its entirety.

Date, Time and Place of the Brigham Special Meeting

The Brigham special meeting will be a virtual meeting conducted exclusively via live webcast online at www.virtualshareholdermeeting.com/MNRL2022SM starting at 9:00 a.m. Central Time (with log-in beginning at 8:45 a.m. Central Time) on December 28, 2022. Brigham stockholders will be able to attend the Brigham special meeting online and vote shares electronically at the meeting by going to www.proxyvote.com and entering the 16-digit control number included on the proxy card or voting instruction form you received. Because the Brigham special meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.

Purposes of the Brigham Special Meeting

The Brigham special meeting is being held to consider and vote on the following proposals:

Brigham Merger Proposal: To approve and adopt the merger agreement, a copy of which is attached as Annex A to this consent solicitation statement/proxy statement/prospectus, and the transactions contemplated thereby (including the mergers), pursuant to which, among other things, upon consummation of the mergers (i) each eligible share of Brigham Class A Common Stock will be converted into the right to receive 1.133 fully-paid and nonassessable shares of New Sitio Class A Common Stock, with cash paid in lieu of any fractional shares of New Sitio Class A Common Stock, if any, (ii) each eligible Opco LLC Unit will be converted into the right to receive 1.133 Opco LP Units, with cash paid in lieu of any fractional Opco LP Units, if any, and (iii) each eligible share of Brigham Class B Common Stock will be converted into the right to receive 1.133 fully-paid and nonassessable shares of New Sitio Class C Common Stock.

Brigham Compensation Proposal: To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Brigham’s named executive officers that is based on or otherwise relates to the mergers, discussed in the section titled “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers.”

Recommendation of the Brigham Board

The Brigham Board unanimously recommends that Brigham stockholders vote:

“FOR” the Brigham merger proposal; and

“FOR” the Brigham compensation proposal.

This consent solicitation statement/proxy statement/prospectus contains important information regarding these proposals and factors that Brigham stockholders should consider when deciding how to cast their votes. Brigham stockholders are encouraged to read the entire document carefully, including the annexes to and documents incorporated by reference into this consent solicitation statement/proxy statement/prospectus, for more detailed information regarding the merger agreement and the mergers.

The Brigham Compensation Proposal

In considering the recommendations of the Brigham Board, Brigham stockholders should be aware that some of Brigham’s directors and executive officers have interests that are different from, or in addition to, the interests of Brigham stockholders more generally. For additional information, please see “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers.”

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that Brigham provide its stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Brigham’s named executive officers that is based on or otherwise relates to the mergers, as disclosed in this consent solicitation statement/proxy statement/prospectus, including the compensation table and the related narrative named executive officer compensation disclosures set forth in “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers.” This vote is commonly referred to as a “say on golden parachute” vote. Accordingly, Brigham stockholders are being provided with the opportunity to cast an advisory (i.e., non-binding) vote on those change of control payments.

Brigham stockholders should note that the Brigham compensation proposal is merely an advisory vote that will not be binding on Brigham, Sitio or their respective boards of directors. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the mergers are consummated, the eligibility of Brigham’s named executive officers for such payments and benefits will not be affected by the advisory vote.

The vote on the Brigham compensation proposal is a vote separate and apart from the vote on the Brigham merger proposal. Accordingly, a Brigham stockholder may vote to approve one proposal and not the other. Because the vote on the Brigham compensation proposal is advisory in nature only, it will not be binding on Brigham or Sitio, and the approval of the Brigham compensation proposal is not a condition to the completion of the mergers.

Voting by Directors and Executive Officers

On the Brigham record date, Brigham directors and executive officers, and their affiliates, as a group, beneficially owned and were entitled to vote 2,256,089 shares of Brigham Common Stock, or approximately 3.7% of the issued and outstanding shares of Brigham Common Stock. Although none of them has entered into any agreement obligating them to do so as a director or executive officer of Brigham, Brigham currently expects that all of its directors and executive officers will vote their shares “FOR” the Brigham merger proposal and “FOR” the Brigham compensation proposal.

Attendance at the Brigham Special Meeting

Only Brigham stockholders of record on the Brigham record date, beneficial owners of Brigham Common Stock on the Brigham record date and holders of valid proxies for the Brigham special meeting may attend the virtual Brigham special meeting.

Submitting Questions for the Virtual Brigham Special Meeting

Brigham stockholders attending the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, stockholders are able submit questions before the meeting at www.proxyvote.com. Additionally, stockholders will be able to participate in the Brigham special meeting online and submit questions by signing into the virtual meeting platform at www.virtualshareholdermeeting.com/MNRL2022SM, typing a question into the “Ask a Question” field and clicking submit.

Limitations on Submitting Questions for the Virtual Brigham Special Meeting

Brigham will answer questions during the Brigham special meeting that are relevant to meeting matters, comply with the meeting rules of conduct and have been submitted either prior to the start of the Brigham special meeting or during the period allotted for questions during the Brigham special meeting, subject to time constraints. However, Brigham reserves the right to exclude questions that are not pertinent to meeting matters or to edit profanity or other inappropriate language. Each stockholder is limited to a total of one question that must be related to the business of the Brigham special meeting. Each question should cover only one topic and be as succinct as possible. If Brigham receives substantially similar questions, Brigham will group such questions together and provide a single response to avoid repetition. The questions of all Brigham stockholders are welcome. However, the purpose of the Brigham special meeting must be observed and questions that are not directly related to the business of Brigham or are not otherwise in good taste, related to personal grievances or otherwise inappropriate (as determined by the chairman of the meeting) will not be answered.

Record Date

The Brigham Board has fixed the close of business on November 18, 2022 as the Brigham record date for the determination of the Brigham stockholders entitled to receive notice of, and to vote at, the Brigham special meeting. The Brigham stockholders of record on the Brigham record date are the only Brigham stockholders that are entitled to receive notice of, and to vote at, the Brigham special meeting or any adjournments or postponements of the Brigham special meeting.

Outstanding Shares as of Record Date and Voting Rights of Brigham Stockholders

On the Brigham record date, there were 56,834,306 shares of Brigham Class A Common Stock and 3,611,836 shares of Brigham Class B Common Stock issued and outstanding, held by 60 and 34 holders of record, respectively. Each issued and outstanding share of Brigham Common Stock entitles its holder of record to one vote on each matter to be considered at the Brigham special meeting. Brigham stockholders are entitled to vote on each proposal presented.

Stockholder List

A complete list of registered Brigham stockholders entitled to vote at the Brigham special meeting will be available for inspection at Brigham’s principal executive offices at 5914 W. Courtyard Drive, Suite 200, Austin, Texas 78730, during ordinary business hours, for a period of no less than ten days before the Brigham special meeting and will be available virtually during the Brigham special meeting. If a Brigham stockholder wants to inspect the stockholder list, such stockholder should call Brigham’s Legal department at (512) 220-6350 to schedule an appointment or request access.

Quorum; Abstentions and Broker Non-Votes

In order for business to be conducted at the Brigham special meeting, a quorum must be present. A quorum at the Brigham special meeting requires the presence of the holders of a majority of the total issued and outstanding shares of Brigham Common Stock entitled to vote, present virtually or represented by proxy, at the Brigham special meeting. An abstention occurs when a stockholder is present for purposes of a quorum by virtually attending the Brigham special meeting and either does not vote or submits a ballot marked “abstain.” An abstention also occurs when a stockholder does not attend the meeting virtually and instead submits a proxy with an “abstain” instruction. Abstentions will be counted for purposes of determining whether there is a quorum at the Brigham special meeting. Because it is expected that all of the matters to be voted on at the Brigham special meeting will be non-routine under NYSE rules, brokers will not have discretionary authority to vote on any such proposal; therefore, if you do not provide voting instructions to your broker, bank or other nominee, your shares will not count towards determining whether a quorum is present and your shares will not be voted on the Brigham merger proposal or the Brigham compensation proposal.

Adjournment

If a quorum is not present or represented or if there are not sufficient votes for the approval of the merger proposal, Brigham expects that the Brigham special meeting will be adjourned by the chairman of the Brigham special meeting to solicit additional proxies. No notice of the reconvened meeting is required to be given if the date, time and place (including the means of remote communication) are announced at the Brigham special meeting unless the adjournment is for more than 30 days. At any reconvened Brigham special meeting at which a quorum is present, (i) any business may be transacted that may have been transacted at the Brigham special meeting had a quorum been present and (ii) all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Brigham special meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

Vote Required

The votes required for each proposal are as follows:

Brigham Merger Proposal: The affirmative vote of the holders of a majority of the outstanding shares of Brigham Common Stock entitled to vote on the proposal is required to approve the Brigham merger proposal. Abstentions or failures to vote, either virtually or by proxy, at the Brigham special meeting will have the same effect as a vote “against” the Brigham merger proposal. Because the Brigham merger proposal is non-routine under NYSE rules, banks, brokers, and other nominees do not have discretionary authority to vote on the Brigham merger proposal and will not be able to vote on the Brigham merger proposal absent instructions from the beneficial owner. The failure of a beneficial owner to provide voting instructions to its bank, broker or other nominee will have the same effect as a vote “against” the Brigham merger proposal.

Brigham Compensation Proposal: The affirmative vote of the holders of a majority of the shares of Brigham Common Stock present virtually during the Brigham special meeting or represented by proxy at the Brigham special meeting and entitled to vote on the proposal is required to approve the Brigham compensation proposal. Abstentions are considered shares of Brigham Common Stock present and entitled to vote and will have the same effect as a vote “against” the Brigham compensation proposal. Failures to submit a proxy or failures to attend and vote, either virtually or by proxy, at the Brigham special meeting will have no effect on the outcome of the Brigham compensation proposal. Because the Brigham compensation proposal is non-routine under NYSE rules, banks, brokers, and other nominees do not have discretionary authority to vote on the Brigham compensation proposal and will not be able to vote on the Brigham compensation proposal absent instructions from the beneficial owner. The failure of a beneficial owner to provide voting instructions to its bank, broker or other nominee will have no effect on the outcome of the Brigham compensation proposal.

How to Vote

Brigham stockholders of record and beneficial owners of Brigham Common Stock on the Brigham record date may vote their shares of Brigham Common Stock by submitting a proxy or may vote virtually during the Brigham special meeting by following the instructions provided on the enclosed proxy card or voting instruction form received. Brigham recommends that Brigham stockholders entitled to vote submit a proxy prior to the Brigham special meeting even if they plan to attend the virtual Brigham special meeting.

Brigham stockholders are encouraged to submit a proxy promptly. Each valid proxy received in time will be voted at the Brigham special meeting according to the choice specified, if any. Executed but uninstructed proxies (i.e., proxies that are properly signed, dated and returned but are not marked to tell the proxies how to vote) will be voted in accordance with the recommendations of the Brigham Board.

Record Holders

Brigham stockholders of record may vote in one of the following ways:

Internet: Brigham stockholders of record may submit their proxy over the internet at www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on December 27, 2022. stockholders will be given an opportunity to confirm that their voting instructions have been properly recorded. Brigham stockholders who submit a proxy this way need not send in their proxy card.

Telephone: Brigham stockholders of record may submit their proxy by calling 1-800-690-6903. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on December 27, 2022. Easy-to-follow voice prompts will guide stockholders through the voting and allow them to confirm that their instructions have been properly recorded. Brigham stockholders who submit a proxy this way need not send in their proxy card.

Mail: Brigham stockholders of record may submit their proxy by properly completing, signing, dating and mailing their proxy card or voting instruction form in the self-addressed, stamped envelope (if mailed in the United States) included with this consent solicitation statement/proxy statement/prospectus. Brigham stockholders who vote this way should mail the proxy card early enough so that it is received prior to the Closing of the polls at the Brigham special meeting.

Online During the Virtual Meeting: Brigham stockholders of record may attend the virtual Brigham special meeting by entering his, her or its unique 16-digit control number and vote online; attendance at the virtual Brigham special meeting will not, however, in and of itself constitute a vote or a revocation of a prior proxy.

Beneficial Owners

Brigham stockholders who hold their shares of Brigham Common Stock beneficially in “street name” and wish to submit a proxy must provide instructions to the bank, broker or other nominee that holds their shares of record as to how to vote their shares with respect to the Brigham merger proposal and the Brigham compensation proposal. Most beneficial owners will have a choice of voting before the Brigham special meeting by proxy over the internet, by telephone or by using a voting instruction form. Each beneficial owner of Brigham Common Stock should refer to the voting instruction form received to see what options are available and how to use them. Brigham stockholders who hold their shares of Brigham Common Stock beneficially and wish to vote virtually at the Brigham special meeting may do so by attending the special meeting, entering his, her or its unique 16-digit control number and voting their shares electronically; however attendance at the virtual Brigham special meeting will not, in and of itself, constitute a vote or a revocation of a prior proxy.

Proxies and Revocation

Brigham stockholders of record may revoke their proxies at any time before their shares of Brigham Common Stock are voted at the Brigham special meeting in any of the following ways:

•

delivering written notice of revocation of the proxy to Brigham’s corporate secretary at Brigham’s principal executive offices at 5914 W. Courtyard Drive, Suite 200, Austin, Texas 78730, Attention: Corporate Secretary, by no later than 10:59 p.m. Central Time on December 27, 2022;

•

delivering another proxy with a later date to Brigham’s corporate secretary at Brigham’s principal executive offices at 5914 W. Courtyard Drive, Suite 200, Austin, Texas 78730, Attention: Corporate Secretary, by no later than 10:59 p.m. Central Time on December 27, 2022 (in which case only the later-dated proxy is counted and the earlier proxy is revoked);

•

submitting another proxy via the internet or by telephone at a later date, by no later than 10:59 p.m. Central Time on December 27, 2022 (in which case only the later-dated proxy is counted and the earlier proxy is revoked); or

•

attending the Brigham special meeting virtually, using his, her or its unique 16-digit control number and voting their shares online during the meeting; attendance at the virtual Brigham special meeting will not, in and of itself, revoke a valid proxy that was previously delivered unless you give written notice of revocation to the Brigham corporate secretary before the proxy is exercised or unless you vote your shares online during the Brigham special meeting.

If a Brigham stockholder holds shares through a bank, broker or other nominee, such stockholder may change or revoke his, her or its voting instructions before the Brigham special meeting by providing instructions again through the means specified on his, her or its voting instruction form (with most having the option to do so by internet, telephone or mail), which must be received before 10:59 p.m. Central Time on the night before the Brigham special meeting. Alternatively, a Brigham stockholder may also revoke their proxy by attending the Brigham special meeting virtually, using his, her or its unique 16-digit control number and voting his, her or its shares online during the meeting.

Solicitation of Proxies

Brigham will pay for the proxy solicitation costs related to the Brigham special meeting. In addition to sending and making available these materials, some of Brigham’s directors, officers and other employees may solicit proxies by contacting Brigham stockholders by telephone, by mail, by e-mail or online. Brigham stockholders may also be solicited by, among others, news releases issued by Brigham and/or Sitio, postings on Brigham’s or Sitio’s websites and social media accounts and advertisements in periodicals. None of Brigham’s directors, officers or employees will receive any extra compensation for their solicitation services. Brigham has also retained Broadridge Financial Solutions, Inc. (“Broadridge”) as its proxy solicitor to assist in the solicitation of proxies. For these proxy solicitation services, Broadridge will receive an estimated fee of approximately $20,000, plus reasonable out-of-pocket expenses and fees for any additional services. Brigham will also reimburse banks, brokers, and other nominees for their expenses in sending proxy solicitation materials to the beneficial owners of shares of Brigham Common Stock and obtaining their proxies.

Other Matters

At this time, Brigham knows of no other matters to be submitted at the Brigham special meeting.

Questions and Additional Information

Brigham stockholders may contact Brigham’s proxy solicitor with any questions about the Brigham merger proposal, the Brigham compensation proposal or how to vote or to request additional copies of any materials at:

Broadridge Financial Solutions, Inc.

51 Mercedes Way

Edgewood, New York 11717

sendmaterial@proxyvote.com

Telephone: 1-800-579-1639

THE BRIGHAM MERGER PROPOSAL

The Brigham Board, after due and careful discussion and consideration, unanimously declared that the merger agreement and the transactions contemplated thereby were fair to, and in the best interests of, Brigham, the Brigham stockholders and the Opco LLC unitholders and approved and declared advisable the merger agreement and the transactions contemplated thereby.

The Brigham Board accordingly unanimously recommends that Brigham stockholders vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, as disclosed in this consent solicitation statement/proxy statement/prospectus, particularly the related narrative disclosures in the sections of this consent solicitation statement/proxy statement/prospectus titled “The Mergers” and “The Merger Agreement,” and as attached as Annex A to this consent solicitation statement/proxy statement/prospectus.

Approval of the Brigham merger proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Brigham Common Stock entitled to vote on the Brigham proposal, voting as a single class. Accordingly, a Brigham stockholder’s abstention from voting, a broker non-vote or the failure of a Brigham stockholder to attend the Brigham special meeting and vote will have the same effect as a vote “against” the Brigham merger proposal.

THE BRIGHAM BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE BRIGHAM MERGER PROPOSAL.

THE BRIGHAM COMPENSATION PROPOSAL

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that Brigham provide its stockholders with the opportunity to vote on an advisory, non-binding proposal to approve compensation that will or may become payable to Brigham’s NEOs in connection with the mergers, as disclosed in the section of this proxy statement entitled “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers.”

Brigham is asking its stockholders to indicate their approval of the various “change in control” payments and other compensation which Brigham’s NEOs will or may be eligible to receive in connection with the mergers. These payments are set forth in the table entitled “Golden Parachute Compensation” under the section of this proxy statement entitled “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers” and the accompanying footnotes.

Accordingly, Brigham is seeking approval of the following resolution at the Brigham special meeting:

“RESOLVED, that the stockholders of Brigham approve, on a nonbinding, advisory basis, the compensation that will or may become payable to Brigham’s NEOs that is based on or otherwise relates to the mergers as disclosed pursuant to Item 402(t) of Regulation S-K in the section of this proxy statement entitled ‘The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers.’”

Approval of this proposal is not a condition to completion of the mergers. Stockholders should note that this non-binding proposal regarding merger-related compensation is merely an advisory vote that will not be binding on Brigham, the Brigham Board, or its compensation committee. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, if the mergers are consummated, Brigham’s NEOs will be eligible to receive the compensation that is based on or otherwise relates to the mergers in accordance with the terms or conditions applicable to such compensation, even if this proposal is not approved.

Approval of this proposal requires an affirmative vote of a majority of the votes cast on this proposal at the Brigham special meeting, assuming a quorum is present. For this proposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” Abstentions will be counted as present for the purpose of determining whether a quorum is present at the Brigham special meeting but will have no effect on the approval of the non-binding proposal. The failure to instruct your bank, broker, or other nominee how to vote your shares will also not have any effect on this proposal.

THE BRIGHAM BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE BRIGHAM COMPENSATION PROPOSAL.

SITIO SOLICITATION OF WRITTEN CONSENTS

Consents

The Sitio Board is providing these consent solicitation materials to the stockholders of Sitio. Sitio stockholders are being asked to approve the adoption of the merger agreement by executing and delivering the written consent furnished with this consent solicitation statement/proxy statement/prospectus.

Shares Entitled to Consent and Consent Required

Only Sitio stockholders of record at the close of business on November 18, 2022, will be notified of and be entitled to execute and deliver a written consent. As of the Sitio record date, only shares of Sitio Common Stock are eligible to consent with respect to the adoption of the merger agreement. Under the Sitio certificate of incorporation and the DGCL, each holder of Sitio Common Stock is entitled to one vote for each share of Sitio Common Stock held as of the Sitio record date.

Approval of the adoption of the merger agreement requires the execution and delivery to Sitio of one or more written consents by the holders of a majority of the outstanding shares of Sitio Common Stock entitled to vote thereon. As of the Sitio record date, there were 83,840,834 shares of Sitio Common Stock outstanding and entitled to consent with respect to the approval and adoption of the merger agreement, and directors and officers of Sitio and their affiliates owned and were entitled to consent with respect to less than 1% of the shares of Sitio Common Stock outstanding on that date. Sitio currently expects that its directors and officers will deliver written consents in favor of the adoption of the merger agreement, although, other than the director representatives of the Supporting Stockholders (as defined below) entering into the support agreements (as described below), none of them has entered into any agreements obligating him or her to do so.

Subsequent to the execution of the merger agreement, the Supporting Stockholders entered into support agreements under which they agreed, promptly (and, in any event within one business day of such time) following the effectiveness of this consent solicitation statement/proxy statement/prospectus with respect to all of the outstanding shares of Sitio Common Stock held by the Supporting Stockholders, representing approximately 82.9% of the outstanding shares of Sitio Common Stock as of the Sitio record date, to deliver written consents approving the adoption of the merger agreement. The delivery of the written consents will constitute receipt of the requisite approval to adopt the merger agreement. Therefore, Sitio expects to receive a number of consents sufficient to constitute the adoption of the merger agreement by the requisite majority of Sitio stockholders. For additional information, see “Certain Agreements Related to the Transactions—Support Agreements.”

Submission of Consents

You may consent to the adoption of the merger agreement with respect to your shares of Sitio Common Stock by completing and signing the written consent furnished with this consent solicitation statement/proxy statement/prospectus and returning it to Sitio by the Sitio consent deadline.

If you hold shares of Sitio Common Stock as of the Sitio record date and you wish to give your written consent, you must fill out the enclosed written consent, date and sign it, and promptly return it to Sitio. Once you have completed, dated and signed the written consent, you may deliver it to Sitio by emailing a .pdf copy of your written consent to Brett Riesenfeld at brett.riesenfeld@sitio.com or, if the shares are held in an account at a bank, broker or other nominee, by following the directions of such bank, broker or other nominee.

If you hold your shares in an account at a bank, broker or other nominee, please follow the instructions from your bank, broker or other nominee as to how to return your Sitio written consent.

The delivery of the written consents from the Supporting Stockholders pursuant to the support agreements will constitute receipt by Sitio of the requisite approval to adopt the merger agreement, and a failure of any other Sitio stockholder to deliver a written consent is not expected to have any effect on the approval of the merger agreement.

Executing Consents; Revocation of Consents

You may execute a written consent to approve the adoption of the merger agreement (which is equivalent to a vote FOR the adoption of the merger agreement) or disapprove, or abstain from consenting with respect to, the adoption of the merger agreement (which is equivalent to a vote AGAINST the adoption of the merger agreement). If you do not return your written consent, it will have the same effect as a vote against the adoption of the merger agreement. If you are a Sitio stockholder as of the close of business on the Sitio record date and you return a signed written consent without indicating your decision on the adoption of the merger agreement, you will have given your consent to approve the adoption of the merger agreement.

Your consent to the adoption of the merger agreement may be changed or revoked at any time before the Sitio consent deadline; however, such change or revocation is not expected to have any effect, as the delivery of the written consents from the Supporting Stockholders pursuant to the support agreements will constitute receipt by Sitio of the requisite approval to adopt the merger agreement. If you wish to change or revoke a previously given consent before the Sitio consent deadline, you may do so by delivering a notice of revocation to Brett Riesenfeld at brett.riesenfeld@sitio.com or by delivering a new written consent with a later date.

Solicitation of Consents; Expenses

The expense of preparing, printing and mailing this consent solicitation statement/proxy statement/prospectus is being borne entirely by Sitio. Officers and employees of Sitio may solicit consents by telephone and personally, in addition to solicitation by mail. These persons will receive their regular compensation but no special compensation for soliciting consents.

Recommendation of the Sitio Board of Directors

The Sitio Board recommends that Sitio stockholders deliver written consents FOR the adoption of the merger agreement and approve the mergers by executing and returning the written consent furnished with this consent solicitation statement/proxy statement/prospectus. See “The Mergers—Sitio Board’s Recommendation; Reasons for the Mergers” beginning on page 60 of this consent solicitation statement/proxy statement/prospectus.

SITIO BENEFICIAL OWNERSHIP TABLE

The following table sets forth information regarding the beneficial ownership of shares of Sitio Class A Common Stock and Sitio Class C Common Stock that, as of November 8, 2022, is owned by:

•	each person known to Sitio to beneficially own five percent or more of the issued and outstanding shares of Sitio Common Stock;

•	each of Sitio’s directors;

•	each of Sitio’s named executive officers; and

•	all of Sitio’s directors and executive officers as a group.

Unless otherwise noted, all information with respect to beneficial ownership has been furnished by the respective five percent or more stockholders, directors or named executive officers, as the case may be. The applicable percentages of shares beneficially owned are based on 12,706,082 shares of Sitio Class A Common Stock and 71,134,752 shares of Sitio Class C Common Stock outstanding as of November 8, 2022. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o Sitio Royalties Corp., 1401 Lawrence Street, Suite 1750, Denver, Colorado 80202

	Shares Beneficially Owned by Certain Beneficial Owners and Management(1)
Name of Beneficial Owner	Sitio Class A Common Stock		Sitio Class C Common Stock			Combined Voting Power(2)
	Number	%	Number	%		Number	%
5% Stockholders:
Rock Ridge Royalty Company LLC(3)	—	—	12,226,304	17.2	%12,226,304		14.6%
BX Royal Aggregator LP (4)	—	—	8,637,727	12.1%		8,637,727	10.3%
Source Energy Partners, LLC (5)	—	—	12,935,120	18.2	%12,935,120		15.4%
Kimmeridge (6)	—	—	36,495,520	51.3	%36,495,520		43.5%
Directors and Named Executive Officers:
Noam Lockshin (7)	2,608	*	—	—		—	—
Morris Clark (7)	2,608	*	—	—		—	—
Chris Conoscenti (8)	—	—	92,858	*		92,858	*
Alice Gould (7)	2,608	*	—	—		—	—
Allen Li (9)	—	—	—	—		—	—
Claire Harvey (10)	20,246	*	—	—		17,638	*
Steven Jones (7)	2,608	*	—	—		—	—
Carrie Osicka (11)	—	—	60,186	*		60,186	*
Britton James (12)	—	—	52,161	*		52,161	*
Jarret Marcoux (12)	—	—	52,161	*		52,161	*
Brett Riesenfeld (13)	—	—	52,161	*		52,161	*
Directors and Executive Officers as a Group (11 Persons)	30,678	*	309,527	*		327,165	*

*	Less than 1%.
(1)

Subject to the terms of the Opco LP partnership agreement, Opco LP unitholders (other than Sitio) generally have the right to redeem all or a portion of their Opco LP Units (together with a corresponding number of shares of Sitio Class C Common Stock) for Sitio Class A Common Stock at a ratio of one share of Sitio Class A Common Stock for each Opco LP Unit (and corresponding share of Sitio Class C Common Stock) redeemed. See “The Mergers—Interests of Sitio’s Directors and Executive Officers in the Mergers.” Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of a security as to which that person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power of such security and as to which that pers on has the right to acquire beneficial ownership of such security within 60 days. Sitio has the option to deliver cash in lieu of shares of Sitio Class A Common Stock upon exercise by an Opco LP unitholder of its redemption right. As a result, beneficial ownership of Sitio Class C Common Stock and Opco LP Units is not reflected as beneficial ownership of shares of Sitio Class A Common Stock for which such units and stock may be redeemed.
(2)

Amounts and percentages reported in this column represent percentage of voting power of Sitio Class A Common Stock and Sitio Class C Common Stock voting together as a single class. Each share of Sitio Class C Common Stock has no economic rights, but entitles the holder thereof to one vote for each Opco LP Unit held by such holder. Accordingly, the holders of Sitio Class C Common Stock collectively have a number of votes in Sitio equal to the number of Opco LP Units that they hold.

(3)

Includes 61,132 shares of Sitio Class C Common Stock underlying the allocation rights held by Rock Ridge. Rock Ridge is controlled by RRR Energy LLC. RRR Aggregator LLC is the sole member of RRR Energy LLC. BX Primexx Topco LLC is the sole member of RRR Aggregator LLC. BCP VII/BEP II Holdings Manager L.L.C. is the managing member of BX Primexx Topco LLC. Blackstone Energy Management Associates II L.L.C. and Blackstone Management Associates VII L.L.C. are the managing members of BCP VII/BEP II Holdings Manager L.L.C. Blackstone EMA II L.L.C. is the sole member of Blackstone Energy Management Associates II L.L.C. BMA VII L.L.C. is the sole member of Blackstone Management Associates VII L.L.C. Blackstone Holdings III L.P. is the managing member of each of Blackstone EMA II L.L.C. and BMA VII L.L.C. Blackstone Holdings III GP L.P. is the general partner of Blackstone Holdings III L.P. Blackstone Holdings III GP Management L.L.C. is the general partner of Blackstone Holdings III GP L.P. Blackstone Inc. is the sole member of Blackstone Holdings III GP Management L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. The address of each of the persons identified in this note is c/o Blackstone Inc., 345 Park Avenue, New York, NY 10154.

(4)

BCP VI/BEP Holdings Manager L.L.C. is the general partner of BX Royal Aggregator LP. Blackstone Energy Management Associates L.L.C. and Blackstone Management Associates VI L.L.C. are the managing members of BCP VI/BEP Holdings Manager L.L.C. Blackstone EMA L.L.C. is the sole member of Blackstone Energy Management Associates L.L.C. BMA VI L.L.C. is the sole member of Blackstone Management Associates VI L.L.C. Blackstone Holdings III L.P. is the managing member of each of Blackstone EMA L.L.C. and BMA VI L.L.C. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. Blackstone Inc. is the sole member of Blackstone Holdings III GP Management L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. The address of each of the persons identified in this note is c/o Blackstone Inc., 345 Park Avenue, New York, NY 10154.

(5)

Includes (i) 7,380,700 shares of Sitio Class C Common Stock (including those underlying the allocation rights) held by SEL and (ii) 5,554,420 shares of Sitio Class C Common Stock (including those underlying the allocation rights) held by PMA. Permian Mineral Acquisitions GP, LLC, is the general partner of PMA. Source Energy Operating, LP, is the sole member of Permian Mineral Acquisitions GP, LLC and the general partner of SEI. Source Energy Manager, LLC is the general partner of Source Energy Operating, LP. Source Energy Partners, LLC is the sole member of Source Energy Manager, LLC. OCM Source Holdings, L.P., in its capacity as the sole owner of Series A Units of Source Energy Partners, LLC, has the ability to direct the management of Source Energy’s business, including the power to vote and dispose of securities held by Source Energy Partners, LLC. Oaktree Fund GP, LLC is the general partner of OCM Source Holdings, L.P. Oaktree Fund GP I, L.P. is the managing member of Oaktree Fund GP, LLC. Oaktree Capital I, L.P. is the general partner of Oaktree Fund GP I, L.P. OCM Holdings I, LLC is the general partner of Oaktree Capital I, L.P. Oaktree Holdings, LLC is the managing member of OCM Holdings I, LLC. Oaktree Capital Group, LLC is the managing member of Oaktree Holdings, LLC. Oaktree Capital Group Holdings GP, LLC, in its capacity as the indirect owner of the class B units of Oaktree Capital Group, LLC, has the ability to appoint and remove certain directors of OCG and, as such, may indirectly control the decisions of Oaktree Capital

Group, LLC. Brookfield Asset Management Inc., in its capacity as the indirect owner of the class A units of Oaktree Capital Group, LLC, has the ability to appoint and remove certain directors of Oaktree Capital Group, LLC. BAM Partners Trust, a trust formed under the laws of Ontario (“BAM Partnership”), in its capacity as the sole owner of Class B Limited Voting Shares of; Brookfield Asset Management Inc., has the ability to appoint and remove certain directors of Brookfield Asset Management Inc. The address of each of the persons identified in this note is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.
(6)

Includes (i) 32,390,232 shares of Sitio Class C Common Stock (including those underlying the allocation rights) held by KMF DPM HoldCo, LLC and (ii) 4,288,682 shares of Sitio Class C Common Stock (including those underlying the allocation rights) held by Chambers DPM HoldCo, LLC. Kimmeridge Energy Management Company, LLC, a Delaware limited liability company (“Kimmeridge”), is the investment adviser to the ultimate parent company of KMF DPM HoldCo, LLC and Chambers DPM HoldCo, LLC. Kimmeridge is managed by a board of managers, each of whom is a Managing Member, consisting of Benjamin Dell, Henry Makansi, Neil McMahon, Noam Lockshin, Alexander Inkster, Neda Jafar and Denis Laloy. The address of each of the persons identified in this note is 412 West 15th Street—11th Floor, New York, New York 10011.

(7)

Reporting person beneficially owns 10,431 deferred share units granted pursuant to the Sitio Long Term Incentive Plan. Such deferred share units vest in four equal quarterly installments over the one-year period following June 7, 2022, subject to the reporting person’s continuous service through each such date, and 2,608 deferred share units are vested as of the date of this consent solicitation/proxy statement/prospectus.

(8)

Reporting person beneficially owns (i) 69,541 RSUs granted pursuant to the Sitio Long Term Incentive Plan, vesting on the first anniversary of June 7, 2022, subject to the reporting person’s continuous service through such date, (ii) 34,074 RSUs granted pursuant to the Sitio Long Term Incentive Plan in respect of calendar year 2022, vesting in equal one-third installments on each of the first three anniversaries of June 7, 2022, subject to the reporting person’s continuous service through each vesting date, (iii) 102,221 PSUs granted pursuant to the Sitio Long Term Incentive Plan in respect of calendar year 2022, that are eligible to be earned by the reporting person based on achievement with respect to an annualized absolute total shareholder return performance goal over a three-year performance period beginning on June 7, 2022, subject to the reporting person’s continuous service through the end of such performance period (the number of PSUs indicated reflects the “target” number of PSUs granted to the reporting person and the number of PSUs earned could range from 0% to 200% of such target number), and (iv) restricted stock award of 92,858 shares of Sitio Class C Common Stock (including those underlying the allocation rights), vesting in equal installments on the first four anniversaries of June 7, 2022, subject to the reporting person’s continuous service through such date.

(9)

The 10,431 deferred share units granted in respect of the reporting person pursuant to the Sitio Long Term Incentive Plan was granted to OCM FIE, LLC and not beneficially owned by the reporting person. Such deferred share units vest in four equal quarterly installments over the one-year period following June 7, 2022, subject to the reporting person’s continuous service through each such date, and 2,608 deferred share units are vested as of the date of this consent solicitation/proxy statement/prospectus.

(10)

Reporting person beneficially owns (i) 17,638 shares of Sitio Class A Common Stock and (ii) 10,431 deferred share units granted pursuant to the Sitio Long Term Incentive Plan. Such deferred share units vest in four equal quarterly installments over the one-year period following June 7, 2022, subject to the reporting person’s continuous service through each such date, and 2,608 deferred share units are vested as of the date of this consent solicitation/proxy statement/prospectus.

(11)

Reporting person beneficially owns (i) 26,078 RSUs granted pursuant to the Sitio Long Term Incentive Plan, vesting on the first anniversary of June 7, 2022, subject to the reporting person’s continuous service through such date, (ii) 19,166 RSUs granted pursuant to the Sitio Long Term Incentive Plan in respect of calendar year 2022, vesting in equal one-third installments on each of the first three anniversaries of June 7, 2022, subject to the reporting person’s continuous service through each vesting date, (iii) 57,499 PSUs granted pursuant to the Sitio Long Term Incentive Plan in respect of calendar year 2022, that are eligible to be earned by the reporting person based on achievement with respect to an annualized absolute total shareholder return performance goal over a three-year performance period beginning on June 7, 2022, subject to the reporting person’s continuous service through the end of such performance period (the number of PSUs indicated reflects the “target” number of PSUs granted to the reporting person and the number of PSUs earned could range from 0% to 200% of such target number), and (iv) restricted stock award of 60,186 shares of Sitio Class C Common Stock (including those underlying the allocation rights), vesting in equal installments on the first four anniversaries of June 7, 2022, subject to the reporting person’s continuous service through such date.
(12)

Reporting person beneficially owns (i) 22,601 RSUs granted pursuant to the Sitio Long Term Incentive Plan, vesting on the first anniversary of June 7, 2022, subject to the reporting person’s continuous service through such date, (ii) 16,611 RSUs granted pursuant to the Sitio Long Term Incentive Plan in respect of calendar year 2022, vesting in equal one-third installments on each of the first three anniversaries of June 7, 2022, subject to the reporting person’s continuous service through each vesting date, (iii) 49,833 PSUs granted pursuant to the Sitio Long Term Incentive Plan in respect of calendar year 2022, that are eligible to be earned by the reporting person based on achievement with respect to an annualized absolute total shareholder return performance goal over a three-year performance period beginning on June 7, 2022, subject to the reporting person’s continuous service through the end of such performance period (the number of PSUs indicated reflects the “target” number of PSUs granted to the reporting person and the number of PSUs earned could range from 0% to 200% of such target number), and (iv) restricted stock award of 52,161 shares of Sitio Class C Common Stock (including those underlying the allocation rights), vesting in equal installments on the first four anniversaries of June 7, 2022, subject to the reporting person’s continuous service through such date.

(13)

Reporting person beneficially owns (i) 22,601 RSUs granted pursuant to the Sitio Long Term Incentive Plan, vesting on the first anniversary of June 7, 2022, subject to the reporting person’s continuous service through such date, (ii) 24,916 RSUs granted pursuant to the Sitio Long Term Incentive Plan in respect of calendar year 2022, vesting in equal one-third installments on each of the first three anniversaries of June 7, 2022, subject to the reporting person’s continuous service through each vesting date, (iii) 41,527 PSUs granted pursuant to the Sitio Long Term Incentive Plan in respect of calendar year 2022, that are eligible to be earned by the reporting person based on achievement with respect to an annualized absolute total shareholder return performance goal over a three-year performance period beginning on June 7, 2022, subject to the reporting person’s continuous service through the end of such performance period (the number of PSUs indicated reflects the “target” number of PSUs granted to the reporting person and the number of PSUs earned could range from 0% to 200% of such target number), and (iv) restricted stock award of 52,161 shares of Sitio Class C Common Stock (including those underlying the allocation rights), vesting in equal installments on the first four anniversaries of June 7, 2022, subject to the reporting person’s continuous service through such date.

BRIGHAM BENEFICIAL OWNERSHIP TABLE

The following table sets forth information regarding the beneficial ownership of shares of Brigham Class A Common Stock and Brigham Class B Common Stock that, as of November 8, 2022, is owned by:

•	each person known to Brigham to beneficially own five percent or more of the issued and outstanding shares of Brigham Common Stock;

•	each of Brigham’s directors;

•	each of Brigham’s named executive officers; and

•	all of Brigham’s directors and executive officers as a group.

Unless otherwise noted, all information with respect to beneficial ownership has been furnished by the respective five percent or more stockholders, directors or named executive officers, as the case may be. The applicable percentages of shares beneficially owned are based on 54,175,458 shares of Brigham Class A Common Stock and 6,270,684 shares of Brigham Class B Common Stock outstanding as of November 8, 2022. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o Brigham Minerals, Inc., 5914 W. Courtyard Dr., Suite 200, Austin, Texas 78730.

	Shares Beneficially Owned by Certain Beneficial Owners and Management(1)
Name of Beneficial Owner	Brigham Class A Common Stock		Brigham Class B Common Stock		Combined Voting Power(2)
	Number	%	Number	%	Number	%
5% Stockholders:
FMR LLC(3)	6,238,147	11.5%	—	—	6,238,147	10.3%
Wellington Management Group LLP(4)	5,711,596	10.5%	—	—	5,711,596	9.4%
Blackrock, Inc.(5)	4,392,197	8.1%	—	—	4,392,197	7.3%
Directors and Named Executive Officers:
Ben M. “Bud” Brigham(6)	356,996	*	1,089,405	16.2%	1,446,401	2.4%
Robert M. Roosa(7)	193,118	*	270,639	4.3%	463,757	*
Blake C. Williams(8)	81,622	*	105,730	1.7%	187,352	*
Kari A. Potts(9)	22,717	*	—	—	22,717	*
Gayle L. Burleson(10)	2,173	*	—	—	2,173	*
Jon-Al Duplantier(10)	10,068	*	—	—	10,068	*
Stacy Hock(10)	2,173	*	—	—	2,173	*
A. Lance Langford(10)	16,756	*	—	—	16,756	*
James. R. Levy(10)	26,564	*	—	—	26,564	*
Richard K. Stoneburner(10)	26,564	*	—	—	26,564	*
John R. (“J.R.”) Sult(10)	51,564	*	—	—	51,564	*

Directors and Executive Officers as a Group (11 Persons)	1,435,137	2.6%	1,447,393	23.1%	2,882,530	4.8%

*	Less than 1%.
(1)

Subject to the terms of the Opco LLC agreement, Opco LLC unitholders (other than Brigham) generally have the right to redeem all or a portion of their Opco LLC Units (together with a corresponding number of shares of Brigham Class B Common Stock) for Brigham Class A Common Stock at a ratio of one share of Brigham Class A Common Stock for each Opco LLC Unit (and corresponding share of Brigham Class B Common Stock) redeemed. See “The Mergers—Interests of Brigham’s Directors and Executive Officers in the Mergers.” Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of a security as to which that person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power of such security and as to which that person has the right to acquire beneficial ownership of such security within 60 days. Brigham has the option to deliver cash in lieu of shares of Brigham Class A Common Stock upon exercise by an Opco LLC unitholder of its redemption right. As a result, beneficial ownership of Brigham Class B Common Stock and Opco LLC Units is not reflected as beneficial ownership of shares of Brigham Class A Common Stock for which such units and stock may be redeemed.
(2)

Amounts and percentages reported in this column represent percentage of voting power of Brigham Class A Common Stock and Brigham Class B Common Stock voting together as a single class. Each share of Brigham Class B Common Stock has no economic rights, but entitles the holder thereof to one vote for each Opco LLC Unit held by such holder. Accordingly, the holders of Brigham Class B Common Stock collectively have a number of votes in Brigham equal to the number of Opco LLC Units that they hold.

(3)

The number of shares of Brigham Class A Common Stock is based solely on a Schedule 13G/A filed with the SEC on February 9, 2022 by FMR LLC. Such filing indicates that FMR LLC has sole voting power with respect to 300 shares of Brigham Class A Common Stock and sole dispositive power with respect to 6,238,147 shares of Brigham Class A Common Stock. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of FMR LLC’s principal business office is 245 Summer Street, Boston, Massachusetts 02210.

(4)

The number of shares of Brigham Class A Common Stock is based solely on a Schedule 13G/A filed with the SEC on July 11, 2022 by Wellington Management Group LLP. Such filing indicates that that Wellington Management Group LLP has shared voting power with respect 4,877,216 shares of Brigham Class A Common Stock and shared dispositive power with respect to 5,711,596 shares of Brigham Class A Common Stock, Wellington Group Holdings LLP has shared voting power with respect to 4,877,216 shares of Brigham Class A Common Stock and shared dispositive power with respect to 5,711,596 shares of Brigham Class A Common Stock, Wellington Investment Advisors Holdings LLP has shared voting power with respect to 4,877,216 shares of Brigham Class A Common Stock and shared dispositive power with respect to 5,711,5967 shares of Brigham Class A Common Stock and Wellington Management Company LLP has shared voting power with respect to 4,777,533 shares of Brigham Class A Common Stock and shared dispositive power with respect to 5,331,651 shares of Brigham Class A Common Stock. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the entities listed as the “Wellington Investment Advisers” on Exhibit A to the Schedule 13G/A filed with the SEC on July 11, 2022 by Wellington Management Group LLP. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The address of each of the aforementioned entity’s principal business office is c/o Wellington Management Company LLP, 280 Congress Street Boson, MA 02210.

(5)

The number of shares of Brigham Class A Common Stock is based solely on a Schedule 13G/A filed with the SEC on February 3, 2022 by BlackRock, Inc. Such filing indicates that BlackRock, Inc. has sole voting power with respect to 4,083,670 shares of Brigham Class A Common Stock and sole dispositive power with respect to 4,392,197 shares of Brigham Class A Common Stock. The address of BlackRock, Inc’s principal business office is 55 East 52nd Street, New York, New York 10055.

(6)

Includes (i) 203,886 shares of Brigham Class A Common Stock held by Mr. Brigham, (ii) 22,000 shares of Brigham Class A Common Stock and 285,169 shares of Brigham Class B Common Stock held by Anne and Bud Oil and Gas Unvested, LLC, of which Mr. Brigham serves as the manager, (iii) 89,444 shares of Brigham Class A Common Stock and 171,016 shares of Brigham Class B Common Stock held by Brigham Children’s Family, LP, which is managed by its general partner, BCFC GP, LLC, which co-managed by Mr. Brigham and his wife, (iv) 41,666 shares of Brigham Class A Common Stock and 633,220 shares of Brigham Class B Common Stock held by Anne and Bud Oil and Gas Vested, LLC, of which Mr. Brigham serves as the manager.

(7)

Includes (i) 182,007 shares of Brigham Class A Common Stock held by Mr. Roosa, (ii) 11,111 shares of Brigham Class A Common Stock and 137,537 shares of Brigham Class B Common Stock held by RSR Resources & Minerals Vested, LLC, of which Mr. Roosa is the manager, and (iii) 133,102 shares of

Brigham Class B Common Stock held by RSR Resources & Minerals Unvested, LLC, of which Mr. Roosa is the manager. Mr. Roosa also beneficially owns 218,708 RSUs awarded pursuant to the 2019 Plan, which are subject to time-based vesting upon continued employment through the applicable vesting dates. Mr. Roosa also beneficially owns 353,291 performance-based restricted stock unit awards (“PSUs”), which are subject to vesting, subject to continued employment through the applicable vesting date.
(8)

Reporting person also beneficially owns 95,153 RSUs awarded pursuant to the 2019 Plan. The RSUs are subject to time-based vesting, subject to continued employment through the applicable vesting dates. Mr. Williams also beneficially owns 154,966 PSUs, which are subject to vesting, subject to continued employment through the applicable vesting date.

(9)

Reporting person also beneficially owns 52,665 RSUs awarded pursuant to the 2019 Plan. The RSUs are subject to time-based vesting, subject to continued employment through the applicable vesting dates. Ms. Potts also beneficially owns 136,270 PSUs, which are subject to vesting, subject to continued employment through the applicable vesting date.

(10)

Reporting person also beneficially owns 5,232 RSUs awarded pursuant to the 2019 Plan, which vest in full on the first anniversary of the grant date, subject to continued service through the vesting date.

COMPARISON OF STOCKHOLDER RIGHTS AND CORPORATE GOVERNANCE MATTERS

Sitio is incorporated under the laws of the State of Delaware and, accordingly, the rights of Sitio’s stockholders are governed by the DGCL and the Third Amended and Restated Certificate of Incorporation of Sitio (“Sitio’s certificate of incorporation”) and the Amended and Restated Bylaws of Sitio (“Sitio’s bylaws”). Brigham is incorporated under the laws of the State of Delaware and, accordingly, the rights of Brigham’s shareholders are governed by the DGCL and the Amended and Restated Certificate of Incorporation of Brigham (“Brigham’s certificate of incorporation”) and the Amended and Restated Bylaws of Brigham (“Brigham’s bylaws”). If the mergers are completed, the rights of Sitio stockholders and Brigham stockholders who become New Sitio stockholders as a result of the mergers will be governed by the DGCL and the New Sitio Charter and New Sitio Bylaws.

The following description summarizes certain material differences between the rights of Sitio stockholders and Brigham stockholders before completion of the mergers, and New Sitio stockholders after completion of the mergers. This section does not purport to be a complete statement of all those differences, nor does it include a complete description of the specific provisions referred to below. Furthermore, the identification of some of the differences in the rights of these stockholders is not intended to indicate that other equally significant or more significant differences do not exist.

This summary is qualified in its entirety by reference to the DGCL and Sitio’s, Brigham’s and New Sitio’s governing corporate documents, which you are urged to read. The form of the New Sitio Charter and the New Sitio Bylaws are attached as Annex B and Annex C, respectively, to this consent solicitation statement/proxy statement/prospectus and are incorporated herein by reference. Sitio and Brigham have filed with the SEC their respective organizational documents and will send copies of these documents to you, without charge, upon your request. For information on how copies of these documents may be obtained, please see the section entitled “Where You Can Find More Information.”

Sitio	Brigham	New Sitio

Authorized Capital Stock

Sitio’s certificate of incorporation authorizes Sitio to issue (i) 360,000,000 shares of common stock, which includes (a) 240,000,000 shares of Class A common stock, par value $0.0001 per share and (b) 120,000,000 shares of Class C common stock, par value $0.0001 per share and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share. As of November 18, 2022, there were 12,706,084 shares of Sitio Class A Common Stock issued and outstanding, 71,134,750 shares of Sitio Class C Common Stock issued and outstanding and no shares of preferred stock issued and outstanding.

Brigham’s certificate of incorporation authorizes Brigham to issue (i) 400,000,000 shares of Class A common stock, par value $0.01 per share (ii) 150,000,000 shares of Class B common stock, par value $0.01 per share and (iii) 50,000,000 shares of preferred stock, par value $0.01 per share. As of November 18, 2022, there were 56,834,306 shares of Brigham Class A Common Stock issued and outstanding, 3,611,836 shares of Brigham Class B Common Stock issued and outstanding and no shares of preferred stock issued and outstanding.

New Sitio’s certificate of incorporation authorizes New Sitio to issue (i) 360,000,000 shares of common stock, which includes (a) 240,000,000 shares of New Sitio Class A common stock, par value $0.0001 per share and (b) 120,000,000 shares of New Sitio Class C common stock, par value $0.0001 per share and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share.

Sitio	Brigham	New Sitio
Voting Rights

The DGCL provides that each stockholder must be entitled to one vote for each share of capital stock held by such stockholder, unless otherwise provided in a corporation’s certificate of incorporation. Each share of Sitio Common Stock, Brigham Common Stock and New Sitio Common Stock entitles its holder to one vote for each share held of record on each matter submitted to a vote of stockholders.

Subject to the discussions in “—Election of Directors”, “—Amendments to Certificates of Incorporation” and “—Amendments to Bylaws” below, in all matters, other than the election of directors, presented to the stockholders at a meeting at which a quorum is present will be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, Sitio’s certificate of incorporation, Sitio’s bylaws or applicable stock exchange rules, a different vote is required, in which case such provision will govern and control the decision of such matter.

The voting rights of the holders of any preferred stock of Sitio designated by the Sitio Board will be determined by the Sitio Board.

Subject to the discussions in “—Election of Directors”, “—Removal of Directors”, “—Amendments to Certificates of Incorporation” and “—Amendments to Bylaws” below, except as otherwise required by applicable law, the rules and regulations of any stock exchange applicable to Brigham, Brigham’s certificate of incorporation or Brigham’s bylaws, in all matters other than the election of directors and certain non-binding advisory votes, the affirmative vote of a majority of the voting power of the outstanding shares present in person or represented by proxy at a meeting and entitled to vote on the matter will be the act of the stockholders. In non-binding advisory matters with more than two possible vote choices, the affirmative vote of a plurality of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be the recommendation of the stockholders.

The voting rights of the holders of any preferred stock of Brigham designated by the Brigham Board will be determined by the Brigham Board.

The holders of shares of Brigham Common Stock have the exclusive right to vote for the election of directors and on all other matters upon which the

Subject to the discussions in “—Election of Directors”, “—Amendments to Certificates of Incorporation” and “—Amendments to Bylaws” below, in all matters, other than the election of directors, presented to the stockholders at a meeting at which a quorum is present will be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, New Sitio’s certificate of incorporation, New Sitio’s bylaws or applicable stock exchange rules, a different vote is required, in which case such provision will govern and control the decision of such matter.

The voting rights of the holders of any preferred stock of New Sitio designated by the New Sitio Board will be determined by the New Sitio Board.

Sitio	Brigham	New Sitio
stockholders are entitled to vote, and the holders of preferred stock of Brigham are not entitled to vote at or receive notice of any meeting of stockholders.

Number of Directors and Size of the Board of Directors

The DGCL provides that the board of directors of a Delaware corporation must consist of one or more directors as fixed by the company’s certificate of incorporation or bylaws.

The Sitio Board currently has seven members. Sitio’s bylaws provide that the number of directors will be fixed exclusively by resolution of the Sitio Board.

Under the Director Designation Agreement certain stockholders of Sitio may designate nominees to be included in the slate of nominees recommended by the board of directors of Sitio so long as such stockholders continue to beneficially own sufficient Sitio Common Stock in accordance with the terms of the Director Designation Agreement. A description of the Director Designation Agreement is included in Sitio’s definitive Proxy Statement, dated May 5, 2022, relating to the special meeting of Sitio’s stockholders held on June 3, 2022, in the section entitled “Related Agreements—Director Designation Agreement,” which is incorporated herein by reference.

The Brigham Board currently has nine members. Brigham’s bylaws provide that subject to the rights of the holders of any series of preferred stock of Brigham to elect directors under specified circumstances, the number of directors will be fixed from time to time exclusively by resolution adopted by the affirmative majority of the Brigham Board.

The New Sitio Board will have nine members. New Sitio’s bylaws provide that the number of directors will be fixed exclusively by resolution of the New Sitio Board.

Under the Director Designation Agreement certain stockholders of New Sitio may designate nominees to be included in the slate of nominees recommended by the board of directors of New Sitio so long as such stockholders continue to beneficially own sufficient New Sitio Common Stock in accordance with the terms of the Director Designation Agreement. A description of the Director Designation Agreement is included in Sitio’s definitive Proxy Statement, dated May 5, 2022, relating to the special meeting of Sitio’s stockholders held on June 3, 2022, in the section entitled “Related Agreements—Director Designation Agreement,” which is incorporated herein by reference.

Under the merger agreement, New Sitio agreed to take all actions reasonably necessary to ensure that each Brigham Designated Director is included in the slate of nominees recommended by the New Sitio Board to the stockholders of New Sitio for election as directors at

Sitio	Brigham	New Sitio
the 2023 annual meeting of stockholders of New Sitio. For additional information, please see the section entitled “The Mergers—Governance of New Sitio.”

Classified Board/Term of Directors

The DGCL provides that directors of a Delaware corporation may, by the company’s certificate of incorporation or by the company’s bylaws, be divided into one, two or three classes.

Sitio’s certificate of incorporation provides that all directors are to be elected annually. Each director holds office until the next annual meeting and until his or her successor has been duly elected and qualified, or otherwise until his or her earlier death, resignation or removal. Sitio’s certificate of incorporation also provides that the declassified board provision may not be amended without the affirmative vote of the holders of 75% or more of the voting power of Sitio’s capital stock.

Brigham’s certificate of incorporation divides the Brigham Board into three classes, as nearly equal in number as is reasonably possible, serving staggered three-year terms. Each director holds office until the third annual meeting following his or her election and until his or her successors have been duly elected and qualified, or otherwise until his or her earlier death, resignation, disqualification or removal.

New Sitio’s certificate of incorporation will provide that all directors are to be elected annually. Each director holds office until the next annual meeting and until his or her successor has been duly elected and qualified, or otherwise until his or her earlier death, resignation or removal. New Sitio’s certificate of incorporation also provides that the declassified board provision may not be amended without the affirmative vote of the holders of 75% or more of the voting power of New Sitio’s capital stock.

Election of Directors

Sitio’s certificate of incorporation and bylaws provide that, subject to the rights of the holders of one or more series of preferred stock of Sitio to elect directors pursuant to the terms of one or more series of preferred stock of Sitio, directors will be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Sitio Common Stock.

Except as may otherwise be set forth in the resolution or resolutions of the Sitio Board providing the issue of one or more series of preferred stock of Sitio, and then only with respect to such series of preferred stock of Sitio, cumulative voting in the election of directors is specifically denied.

Brigham’s bylaws provide that, subject to the rights of the holders of any series of preferred stock of Brigham to elect directors under specified circumstances, at any meeting at which directors are to be elected, so long as a quorum is present, directors will be elected by a plurality of the votes validly cast in such election.

The holders of shares of Brigham Common Stock have the exclusive right to vote for the election of directors and on all other matters upon which the stockholders are entitled to vote, and the holders of preferred stock of Brigham are not entitled to vote at or receive notice of any meeting of stockholders.

New Sitio’s certificate of incorporation and bylaws provide that, subject to the rights of the holders of one or more series of preferred stock of New Sitio to elect directors pursuant to the terms of one or more series of preferred stock of New Sitio, directors will be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the New Sitio Common Stock.

Except as may otherwise be set forth in the resolution or resolutions of the New Sitio Board providing the issue of one or more series of preferred stock of New Sitio, and then only with respect to such series of preferred stock of

Sitio	Brigham	New Sitio
Unless otherwise provided in Brigham’s certificate of incorporation, the election of directors need not be by written ballot and cumulative voting for the election of directors is prohibited.

New Sitio, cumulative voting in the election of directors is specifically denied.

Under the support agreement with Kimmeridge, Kimmeridge has agreed to vote in favor of the Brigham Designated Directors to be nominated to the New Sitio Board at the 2023 annual meeting of stockholders of New Sitio. For additional information regarding the support agreements, please see the section entitled “Certain Agreements Related to the Transactions—Support Agreements.”

Removal of Directors

Under Sitio’s certificate of incorporation, any or all of the directors may be removed from office at any time, with or without cause, upon the affirmative vote of holders of a majority of the voting power of all then outstanding shares of Sitio Common Stock entitled to vote generally in the election of directors, voting together as a single class.

Under Brigham’s certificate of incorporation, and in accordance with the DGCL, subject to the rights of the holders of any series of preferred stock then outstanding, any director may be removed only for cause, upon the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of Brigham Common Stock entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders.

Under New Sitio’s certificate of incorporation, any or all of the directors may be removed from office at any time, with or without cause, upon the affirmative vote of holders of a majority of the voting power of all then outstanding shares of New Sitio Common Stock entitled to vote generally in the election of directors, voting together as a single class.

Vacancies on the Board of Directors

The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies and newly created directorships may be filled by a majority vote of the directors then in office, even if the number of directors then in office is less than a quorum.

Under Sitio’s certificate of incorporation, newly created directorships resulting from an increase in the number of directors and any vacancies that results from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office,

Under Brigham’s certificate of incorporation and bylaws, and in accordance with the DGCL, subject to the rights of holders of any series of any preferred stock then outstanding, any newly created directorship that results from an increase in the number of directors or any vacancy on the Brigham Board that results from the death,

Under New Sitio’s certificate of incorporation, newly created directorships resulting from an increase in the number of directors and any vacancies that results from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining

Sitio	Brigham	New Sitio
even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen will hold office for the remainder of the full term of office of the director whom he or she has replaced and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.	resignation, disqualification or removal of any director or from any other cause will, unless otherwise required by law or by resolution of the Brigham Board, be filled solely by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and will not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors will hold office for the remaining term of his predecessor unless otherwise determined by the Brigham Board. No decrease in the number of authorized directors constituting the Brigham Board will shorten the term of any incumbent director.	directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen will hold office for the remainder of the full term of office of the director whom he or she has replaced and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Quorum for Board Meetings

The DGCL provides that in no case will a quorum be less than one-third of the authorized number of directors.

Each of Sitio’s, Brigham’s and New Sitio’s bylaws provide that the presence of at least a majority of the total number of directors constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum will be the act of the corporation’s board (except as may be otherwise specifically provided by law or each company’s certificate of incorporation or bylaws).

Annual Meetings of Stockholders

Under the DGCL, if a corporation does not hold an annual meeting to elect directors within the thirteen-month period following its last annual meeting, the Delaware Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Each of Sitio’s, Brigham’s and New Sitio’s bylaws provide that annual meetings of stockholders shall be held at such dates and times as shall be designated by the corporation’s board, at which time the stockholders shall elect a board of directors and transact such other business as may be properly brought before the meeting. The board of directors may postpone, reschedule, or cancel any previously scheduled annual meeting of stockholders.

Quorum for Stockholder Meetings

Under the DGCL and each of Sitio’s, Brigham’s and New Sitio’s bylaws the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except that, under Sitio’s and Brigham’s bylaws, when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the voting power of all of the outstanding shares of such class or series will constitute a quorum of such class or series for the transaction of such business.

Notice of Annual and Special Meetings of Stockholders

Under the DGCL and each of Sitio’s, Brigham’s and New Sitio’s bylaws notice of any meeting of stockholders must be sent not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at the meeting.

Sitio	Brigham	New Sitio

Calling Special Meetings of Stockholders

The DGCL provides that special meetings may be called by the board of directors or by such person as may be authorized by the certificate of incorporation or by the bylaws.

Sitio’s certificate of incorporation and bylaws provide that, subject to the rights, if any, of the holders of any outstanding series of the preferred stock of Sitio and the requirements of applicable law, special meetings of stockholders may only by the Chairman of the Sitio Board, Chief Executive Officer, or the Sitio Board pursuant to a resolution adopted by a majority of the Sitio Board, and may not be called by any other person.

Brigham’s certificate of incorporation and bylaws provide that a special meeting of stockholders may be called only by the Brigham Board pursuant to a resolution adopted by the affirmative vote of a majority of the Brigham Board. The stockholders do not have the power to call or request a special meeting of the stockholders of Brigham. The Brigham Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Brigham Board.

New Sitio’s certificate of incorporation and bylaws provide that, subject to the rights, if any, of the holders of any outstanding series of the preferred stock of Sitio and the requirements of applicable law, special meetings of stockholders may only be called by the New Sitio Board pursuant to a resolution adopted by a majority of the New Sitio Board, and may not be called by any other person.

Stockholder Action by Written Consent

The DGCL provides that, unless otherwise provided in a corporation’s certificate of incorporation or bylaws, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of issued and outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Sitio’s certificate of incorporation provides that, except as may be otherwise provided for or fixed pursuant to Sitio’s certificate of incorporation relating to the rights of the holders of any outstanding series of preferred stock of Sitio, any action required or permitted to be taken by Sitio’s stockholders may be taken without a meeting, with prior notice and without a vote by consent in accordance with Section 228 of the DGCL. Section 228 of the DGCL

Brigham’s certificate of incorporation and bylaws provide that, subject to the rights of holders of any series of preferred stock of Brigham with respect to such series of preferred stock, any action required or permitted to be taken by Brigham’s stockholders must be taken at a duly-held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

New Sitio’s certificate of incorporation provides that, except as may be otherwise provided for or fixed pursuant to New Sitio’s certificate of incorporation relating to the rights of the holders of any outstanding series of preferred stock of New Sitio, any action required or permitted to be taken by New Sitio’s stockholders may be taken without a meeting, with prior notice and without a vote by consent in accordance

Sitio	Brigham	New Sitio
provides that any action required or permitted to be taken by Sitio’s stockholders at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, will be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to Sitio in the manner required by Section 228 of the DGCL.		with Section 228 of the DGCL. Section 228 of the DGCL provides that any action required or permitted to be taken by New Sitio’s stockholders at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, will be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to New Sitio in the manner required by Section 228 of the DGCL

Amendment of Governing Documents

Under the DGCL, the power to make, alter or repeal bylaws is conferred upon the stockholders. A corporation may, however, in its certificate of incorporation also confer upon the board of directors the power to make, alter or repeal its bylaws.

Sitio’s certificate of incorporation reserves for Sitio, the right to amend, alter, change or repeal any provision of Sitio’s certificate of incorporation; provided that amendments to provisions relating to the board of directors, bylaws, meetings of stockholders, stockholder action by written consent, corporate opportunity amendments to Sitio’s certificate of incorporation and Section 203 of the DGCL requires the affirmative vote of the holders of at least 75% of the voting power of all outstanding shares of Sitio Common Stock generally entitled to vote in the election of directors, voting together as a single class. Further, any amendment of Sitio’s certificate of incorporation that would adversely affect the rights of the holders of Sitio Class A Common Stock or Sitio

Brigham’s certificate of incorporation provides that the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of Brigham Common Stock entitled to vote thereon, voting together as a single class, will be required to amend, alter or repeal any provision of Brigham’s certificate of incorporation. Amendments, alterations or repeals of provisions relating to the number of authorized shares only require the affirmative vote of the holders of a majority in voting power of the outstanding shares of Brigham Common Stock entitled to vote thereon, voting together as a single class.

Brigham’s certificate of incorporation and bylaws grant the

New Sitio’s certificate of incorporation reserves for New Sitio, the right to amend, alter, change or repeal any provision of New Sitio’s certificate of incorporation; provided that amendments to provisions relating to the board of directors, bylaws, meetings of stockholders, stockholder action by written consent, corporate opportunity amendments to New Sitio’s certificate of incorporation and Section 203 of the DGCL requires the affirmative vote of the holders of at least 75% of the voting power of all outstanding shares of New Sitio Common Stock generally entitled to vote in the election of directors, voting together as a single class. Further, any amendment of New Sitio’s certificate of incorporation that

Sitio	Brigham	New Sitio

Class C Common Stock requires the majority vote of the holders of the applicable class, voting separately as a single class, so adversely affected.

Sitio’s certificate of incorporation and bylaws grant the Sitio Board the power to adopt, amend, alter or repeal Brigham’s bylaws with the affirmative vote of a majority of the Sitio Board.

Sitio’s stockholders may also adopt, amend, alter or repeal Sitio’s bylaws by the stockholders; by the affirmative vote of holders of at least a majority of the voting power of all outstanding shares of capital stock of Sitio entitled to vote generally in the election of directors, voting together as a single class; provided, however, amendments to provisions relating to the indemnification of directors and officers requires the affirmative vote of the holders of at least 65% of the voting power of all outstanding shares of Sitio Common Stock.

Brigham Board the power to adopt, amend or repeal Brigham’s bylaws with the approval of a majority of the Brigham Board.

Brigham’s stockholders may also adopt, alter, amend or repeal Brigham’s bylaws by the affirmative vote of holders of not less than 66 2/3% in voting power of the then-outstanding shares of Brigham Common Stock entitled to vote thereon, voting together as a single class.

would adversely affect the rights of the holders of New Sitio Class A Common Stock or New Sitio Class C Common Stock requires the majority vote of the holders of the applicable class, voting separately as a single class, so adversely affected.

New Sitio’s certificate of incorporation and bylaws grant the New Sitio Board the power to adopt, amend, alter or repeal Brigham’s bylaws with the affirmative vote of a majority of the New Sitio Board.

New Sitio’s stockholders may also adopt, amend, alter or repeal New Sitio’s bylaws by the stockholders; by the affirmative vote of holders of at least a majority of the voting power of all outstanding shares of capital stock of New Sitio entitled to vote generally in the election of directors, voting together as a single class; provided, however, amendments to provisions relating to the indemnification of directors and officers requires the affirmative vote of the holders of at least 65% of the voting power of all outstanding shares of New Sitio Common Stock.

Limitation on Liability of Directors

Delaware has adopted a law that allows corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach of directors’ fiduciary duty of care. An amendment, repeal or elimination of such a provision shall not affect its application with respect to an act or omission by a director occurring before such amendment, repeal or elimination unless the provision provides otherwise at the time of such act or omission. The duty of care requires that, when acting on behalf of the corporation, directors must exercise an informed business judgment based on all material information reasonably available to them. Absent the limitations allowed by the law, directors are accountable to corporations and their stockholders for monetary damages for acts of gross negligence. Although the Delaware law does not change directors’ duty of care, it allows corporations to limit available relief to equitable remedies such as injunction or rescission. Each of Sitio’s, Brigham’s and New Sitio’s certificate of incorporation limits the liability of its directors to the fullest extent permitted by this law.

Specifically, each of Sitio’s, Brigham’s and New Sitio’s directors is not personally liable for monetary damages for any breach of their fiduciary duty as a director, except for liability:

•	for any breach of their duty of loyalty to the corporation or its stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•	for any transaction from which the director derived an improper personal benefit.

This limitation may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the corporation’s stockholders.

To the extent that a present or former director or officer of Sitio or Brigham has been successful on the merits or otherwise in defense of any threatened, pending, or completed proceeding referred to in Section 145(a) or (b) of the DGCL, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) reasonably incurred by him or her in connection therewith.

Each of Sitio and Brigham may maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the respective corporation or is or was serving at the request of the respective corporation as a director, officer, employee or agent of another entity against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the respective corporation would have the power to indemnify such person against such liability.

Any rights to indemnification or advancement of expenses conferred upon any current or former director or officer of Sitio or Brigham are contractual and shall continue as vested contract rights even if such person ceases to be a director, officer or employee of Sitio or Brigham. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with the rights conferred under each of Sitio’s and Brigham’s bylaws shall not adversely affect any right to indemnification or advancement of expenses granted to any person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, repeal, modification, or adoption), and any such amendment, repeal, elimination, modification, or adoption that would adversely affect such person’s rights to indemnification or advancement of expenses shall be ineffective as to such person, except with respect to any threatened, pending, or completed proceeding that relates to or arises from (and only to the extent such proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.

Sitio	Brigham	New Sitio

Anti-Takeover Provisions

The DGCL provides that, unless otherwise provided in a corporation’s certificate of incorporation or bylaws, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of issued and outstanding stock having not less than the minimum

Sitio	Brigham	New Sitio
number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Sitio has expressly elected not to be governed by Section 203 of the DGCL and its certificate of incorporation does not include any “fair price” provisions.	Brigham has elected not to be governed by Section 203 of the DGCL and its certificate of incorporation does not include any “fair price” provisions.	New Sitio has expressly elected not to be governed by Section 203 of the DGCL and its certificate of incorporation does not include any “fair price” provisions.

Exclusive Forum

Unless Sitio consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Sitio, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee or agent of Sitio to Sitio or Sitio’s stockholders, creditors or other constituents, (iii) any action asserting a claim against Sitio or any director or officer of Sitio arising pursuant to any provision of the DGCL, Sitio’s certificate of incorporation or Sitio’s bylaws (as either may be amended from time to time), (iv) any action to interpret, apply, enforce or determine the validity of Sitio’s certificate of incorporation or Sitio’s bylaws, or (v) any action asserting a claim against Sitio or any director or officer of Sitio governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided, however, that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware with subject matter jurisdiction over the matter. To the

Unless Brigham consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of Brigham, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of Brigham to Brigham or Brigham’s stockholders, (iii) any action asserting a claim against Brigham, its directors, officers or employees or agents arising pursuant to any provision of the DGCL, Brigham’s certificate of incorporation or Brigham’s bylaws, or (iv) any action asserting a claim against Brigham, its directors, officers or employees or agents governed by the internal affairs doctrine, except as to each of (i) through (iv) above, for any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or over which the

Unless New Sitio consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of New Sitio, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee or agent of New Sitio to New Sitio or New Sitio’s stockholders, creditors or other constituents, (iii) any action asserting a claim against New Sitio or any director or officer of New Sitio arising pursuant to any provision of the DGCL, New Sitio’s certificate of incorporation or New Sitio’s bylaws (as either may be amended from time to time), (iv) any action to interpret, apply, enforce or determine the validity of New Sitio’s certificate of incorporation or New Sitio’s bylaws, or (v) any action asserting a claim against New Sitio or any director or officer of New Sitio governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided, however, that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in

Sitio	Brigham	New Sitio
fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of Sitio Common Stock shall be deemed to have notice of and consented to the provisions of Sitio’s certificate of incorporation.	Court of Chancery does not have subject matter jurisdiction. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of Brigham Common Stock shall be deemed to have notice of and consented to the provisions of Brigham’s certificate of incorporation.	another state or federal court sitting in the State of Delaware with subject matter jurisdiction over the matter. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of New Sitio Common Stock shall be deemed to have notice of and consented to the provisions of New Sitio’s certificate of incorporation.

APPRAISAL RIGHTS

Sitio

Sitio Class A Common Stock stockholders are not entitled to appraisal rights or dissenters’ rights in connection with the mergers under Sitio’s organizational documents or Delaware law because they are receiving shares of New Sitio Class A Common Stock and New Sitio Class A Common Stock is expected to be traded on the NYSE at the First Effective Time. However, if the mergers are completed, Sitio Class C Common Stock stockholder (“Sitio Class C stockholders”) who do not vote in favor of the Sitio merger proposal are entitled to appraisal rights under Section 262 solely with respect to their shares of Sitio Class C Common Stock (and not, for the avoidance of doubt, any shares of Sitio Class A Common Stock or Opco LP Units held by them), provided that they comply with the conditions established by Section 262.

The discussion below is not a complete summary regarding appraisal rights available to Sitio Class C stockholders under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this consent solicitation statement/proxy statement/prospectus as Annex J. Sitio Class C stockholders intending to exercise appraisal rights should carefully review Annex J. Failure to follow precisely any of the statutory procedures set forth in Annex J may result in a termination or waiver of these rights. This summary does not constitute legal or other advice, nor does it constitute a recommendation that Sitio Class C stockholders exercise their appraisal rights under Delaware law.

Under Section 262, when a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation must, not less than 20 days prior to the meeting, notify each of its stockholders who was a stockholder on the record date for notice of such meeting with respect to shares of which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262. This consent solicitation statement/proxy statement/prospectus constitutes Sitio’s notice to Sitio Class C stockholders of the availability of appraisal rights in connection with the mergers.

A stockholder wishing to exercise the right to demand appraisal of his, her or its shares of Sitio Class C Common Stock must not vote in favor of the Sitio merger proposal and must deliver to Sitio a separate written demand for appraisal of his, her or its shares before the vote with respect to the mergers is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the approval of the Sitio merger proposal and the adoption of the merger agreement such that a proxy, abstention or vote against the Sitio merger proposal will not in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. A demand for appraisal must reasonably inform Sitio of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of the shares of Sitio Class C Common Stock held by such stockholder. If the mergers are completed, within 10 days after the First Effective Time, New Sitio must give written notice that the mergers have become effective to each Sitio Class C stockholder who has not voted in favor of the Sitio merger proposal and has otherwise complied with Section 262.

All demands for appraisal should be addressed and delivered to Sitio Royalties Corp., 1401 Lawrence Street, Suite 1750, Denver, Colorado 80202, Attention: General Counsel, and must be executed by, or on behalf of, the stockholder of record of shares of Sitio Class C Common Stock. ALL DEMANDS MUST BE DELIVERED TO SITIO BEFORE THE SITIO CONSENT DEADLINE.

If a Sitio Class C stockholder fails to deliver a written demand for appraisal within the time period specified above, such holder’s shares of Sitio Class C Common Stock will be cancelled for no additional consideration as provided for in the merger agreement, and will have no appraisal rights with respect to his, her or its shares of Sitio Class C Common Stock.

To be effective, a demand for appraisal by a Sitio Class C stockholder must be made by, or in the name of, the registered stockholder. Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to Sitio. The beneficial owner must, in these cases, have the registered owner, such as a broker, fiduciary, depositary or other nominee follow the steps summarized herein. If shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, such demand must be executed by or for the record owner. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in exercising the demand, he or she is acting as agent for the record owner. If a stockholder holds shares of Sitio Class C Common Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record owner. A record owner, such as a broker, who holds shares as a custodian for others, may exercise the record owner’s right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner. In addition, the stockholder must continuously hold the shares of Sitio Class C Common Stock of record from the date of making the demand through the First Effective Time.

If you hold your shares of Sitio Class C Common Stock in a brokerage account or in another custodian form and you wish to exercise appraisal rights, you should consult with your bank, broker or other custodian to determine the appropriate procedures for the making of a demand for appraisal by the custodian.

At any time within 60 days after the First Effective Time, any Sitio Class C stockholder who has demanded an appraisal, but has neither commenced an appraisal proceeding nor joined an appraisal proceeding as a named party, has the right to withdraw such stockholder’s demand and accept the terms of the mergers. If, following a demand for appraisal, a Sitio Class C stockholder has withdrawn his, her or its demand for appraisal in accordance with Section 262, such stockholder will receive no additional consideration for his, her or its shares of Sitio Class C Common Stock in accordance with the terms of the merger agreement.

Within 120 days after the First Effective Time, any stockholder who has delivered a demand for appraisal in accordance with Section 262 will, upon written request to New Sitio, be entitled to receive from New Sitio a written statement setting forth the aggregate number of shares not voted in favor of the Sitio merger proposal and with respect to which demands for appraisal rights have been received and the aggregate number of holders of these shares. This written statement will be given to the requesting stockholder within 10 days after the stockholder’s written request is received by New Sitio or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the First Effective Time, either New Sitio or any stockholder who has complied with the conditions of Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the “fair value” of the shares of Sitio Class C Common Stock held by all dissenting stockholders. Upon the filing of the petition by a stockholder, service of a copy of the petition must be made upon New Sitio. New Sitio has no obligation to file a petition in the Delaware Court of Chancery in the event there are dissenting stockholders, and Sitio has no present intent to file a petition in the Delaware Court of Chancery. Accordingly, Sitio Class C stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.

If a petition for appraisal is timely filed by a stockholder and a copy of the petition is delivered to New Sitio, New Sitio will then be obligated, within 20 days after receiving service of a copy of the petition, to file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by New Sitio. The Register in Chancery, if so ordered by the Delaware Court of Chancery, must give notice of the time and place fixed for the hearing of such petition by registered or certified mail to New Sitio and to the stockholders shown on the list at the addresses therein stated. Such notice must also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Delaware Court of Chancery deems advisable. The forms of the notices by mail and by publication must be approved by the Delaware Court of Chancery, and the costs thereof will be borne by New Sitio. After the Register in Chancery provides notice to those stockholders and New Sitio, if so ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require the stockholders who have demanded appraisal for their shares and who hold certificated shares of Sitio Class C Common Stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After the Delaware Court of Chancery’s determination of the Sitio Class C stockholders entitled to appraisal, an appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Sitio Class C Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the mergers, together with interest, if any, to be paid upon the amount determined to be the “fair value.” Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as otherwise provided in Section 262, interest on an appraisal award from the First Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the First Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, New Sitio may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter only upon the sum of (a) the difference, if any, between the amount paid and the “fair value” of the shares as determined by the Delaware Court of Chancery and (b) interest theretofore accrued, unless paid at that time. Upon application by New Sitio or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal before the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by New Sitio and who has submitted such stockholder’s stock certificates to the Register in Chancery, if so required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under Section 262.

When the “fair value” is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if any, by New Sitio to the stockholders entitled to receive the same, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by stock certificates upon the surrender to New Sitio of the stock certificates representing such stock.

In determining the “fair value” of the shares of Sitio Class C Common Stock, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining “fair value” in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.”

The Delaware Supreme Court has stated that, in making this determination of “fair value,” the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that were known or that could be ascertained as of the date of the mergers that throw any light on future prospects of the merged corporation. Section 262 provides that “fair value” is to be “exclusive of any element of value arising from the accomplishment or expectation of the mergers.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the mergers and not the product of speculation, may be considered.”

Sitio does not anticipate offering any consideration to any Sitio Class C stockholder exercising appraisal rights. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. In the absence of such an order, each party bears its own expenses. From and after the First Effective Time, no Sitio Class C stockholder who has duly demanded appraisal in compliance with Section 262 shall be entitled to vote such shares of Sitio Class C Common Stock subject to that demand for any purpose, or to receive payments of dividends or any other distributions with respect to those shares, other than with respect to dividends or distributions payable to record stockholders as of a record date prior to the First Effective Time; however, if no petition for appraisal is filed within 120 days after the First Effective Time, or if the stockholder delivers to New Sitio a written withdrawal of his, her or its demand for appraisal and an acceptance of the terms of the mergers within 60 days after the First Effective Time, then the right of such stockholder to appraisal will cease and that stockholder will be entitled to receive no additional consideration in accordance with the terms of the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the First Effective Time may only be made with the written approval of New Sitio. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the court, which approval may be conditioned upon any terms the Delaware Court of Chancery deems just. However, the foregoing will not affect the right of any Sitio Class C stockholder who has not commenced an appraisal proceeding or joined an appraisal proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the mergers within 60 days after the First Effective Time.

Failure to follow the steps required by Section 262 for perfecting appraisal rights may result in the loss of appraisal rights. In view of the complexity of Section 262, Sitio Class C stockholders who may wish to not approve the Sitio merger proposal and instead pursue appraisal rights should consult their legal advisors. To the extent there are any inconsistencies between the foregoing summary and Section 262, Section 262 will govern.

Prior to the mergers, each holder of shares of Sitio Class C Common Stock also holds an identical number of Opco LP Units. If a Sitio Class C stockholder seeks appraisal of its shares of Sitio Class C Common Stock, New Sitio will take the position in an appraisal proceeding that the fair value of the Sitio Class C Common Stock is zero because each corresponding share of New Sitio Class C Common Stock and Opco LP Unit will be redeemable to a share of New Sitio Class A Common Stock and this treatment of the Sitio Class C Common Stock in the Sitio Merger is consistent with the economic terms of the Sitio Class C Common Stock set forth in Sitio’s certificate of incorporation.

The foregoing is a brief summary of Section 262 that sets forth the procedures for demanding statutory appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262, a copy of the text of which is attached as Annex J to this consent solicitation statement/proxy statement/prospectus.

Brigham

Brigham Class A stockholders are not entitled to appraisal rights or dissenters’ rights in connection with the mergers under Brigham’s organizational documents or Delaware law because they are receiving shares of New

Sitio Class A Common Stock and New Sitio Class A Common Stock is expected to be traded on the NYSE at the First Effective Time. However, if the mergers are completed, Brigham Class B stockholders who do not vote in favor of the Brigham merger proposal are entitled to appraisal rights under Section 262 solely with respect to their shares of Brigham Class B Common Stock (and not, for the avoidance of doubt, any shares of Brigham Class A Common Stock or Opco LLC Units held by them), provided that they comply with the conditions established by Section 262.

The discussion below is not a complete summary regarding appraisal rights available to Brigham Class B stockholders under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this consent solicitation statement/proxy statement/prospectus as Annex J. Brigham Class B stockholders intending to exercise appraisal rights should carefully review Annex J. Failure to follow precisely any of the statutory procedures set forth in Annex J may result in a termination or waiver of these rights. This summary does not constitute legal or other advice, nor does it constitute a recommendation that Brigham Class B stockholders exercise their appraisal rights under Delaware law.

Under Section 262, when a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation must, not less than 20 days prior to the meeting, notify each of its stockholders who was a stockholder on the record date for notice of such meeting with respect to shares of which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262. This consent solicitation statement/proxy statement/prospectus constitutes Brigham’s notice to Brigham Class B stockholders of the availability of appraisal rights in connection with the mergers.

A stockholder wishing to exercise the right to demand appraisal of his, her or its shares of Brigham Class B Common Stock must not vote in favor of the Brigham merger proposal and must deliver to Brigham a separate written demand for appraisal of his, her or its shares before the vote with respect to the mergers is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the approval of the Brigham merger proposal and the adoption of the merger agreement such that a proxy, abstention or vote against the Brigham merger proposal will not in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. A demand for appraisal must reasonably inform Brigham of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of the shares of Brigham Class B Common Stock held by such stockholder. If the mergers are completed, within 10 days after the First Effective Time, New Sitio must give written notice that the mergers have become effective to each Brigham Class B stockholder who has not voted in favor of the Brigham merger proposal and has otherwise complied with Section 262.

All demands for appraisal should be addressed and delivered to Brigham Minerals, Inc., 5914 W. Courtyard Drive, Suite 200, Austin, Texas 78730, Attention: Corporate Secretary, and must be executed by, or on behalf of, the stockholder of record of shares of Brigham Class B Common Stock. ALL DEMANDS MUST BE DELIVERED TO BRIGHAM BEFORE THE VOTE ON THE BRIGHAM MERGER PROPOSAL IS TAKEN AT THE BRIGHAM SPECIAL MEETING.

If a Brigham Class B stockholder fails to deliver a written demand for appraisal within the time period specified above, such holder’s shares of Brigham Class B Common Stock will be cancelled for no additional consideration as provided for in the merger agreement, and will have no appraisal rights with respect to his, her or its shares of Brigham Class B Common Stock.

To be effective, a demand for appraisal by a Brigham Class B stockholder must be made by, or in the name of, the registered stockholder. Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to Brigham. The beneficial owner must, in these cases, have the registered owner, such as a broker, fiduciary, depositary or other nominee follow the steps summarized herein. If shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, such demand must be executed by or for the record owner. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in exercising the demand, he or she is acting as agent for the record owner. If a stockholder holds shares of Brigham Class B Common Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record owner. A record owner, such as a broker, who holds shares as a custodian for others, may exercise the record owner’s right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner. In addition, the stockholder must continuously hold the shares of Brigham Class B Common Stock of record from the date of making the demand through the First Effective Time.

If you hold your shares of Brigham Class B Common Stock in a brokerage account or in another custodian form and you wish to exercise appraisal rights, you should consult with your bank, broker or other custodian to determine the appropriate procedures for the making of a demand for appraisal by the custodian.

At any time within 60 days after the First Effective Time, any Brigham Class B stockholder who has demanded an appraisal, but has neither commenced an appraisal proceeding nor joined an appraisal proceeding as a named party, has the right to withdraw such stockholder’s demand and accept the terms of the mergers. If, following a demand for appraisal, a Brigham Class B stockholder has withdrawn his, her or its demand for appraisal in accordance with Section 262, such stockholder will receive no additional consideration for his, her or its shares of Brigham Class B Common Stock in accordance with the terms of the merger agreement.

Within 120 days after the First Effective Time, any stockholder who has delivered a demand for appraisal in accordance with Section 262 will, upon written request to New Sitio, be entitled to receive from New Sitio a written statement setting forth the aggregate number of shares not voted in favor of the Brigham merger proposal and with respect to which demands for appraisal rights have been received and the aggregate number of holders of these shares. This written statement will be given to the requesting stockholder within 10 days after the stockholder’s written request is received by New Sitio or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the First Effective Time, either New Sitio or any stockholder who has complied with the conditions of Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the “fair value” of the shares of Brigham Class B Common Stock held by all dissenting stockholders. Upon the filing of the petition by a stockholder, service of a copy of the petition must be made upon New Sitio. New Sitio has no obligation to file a petition in the Delaware Court of Chancery in the event there are dissenting stockholders, and Brigham has no present intent to file a petition in the Delaware Court of Chancery. Accordingly, Brigham Class B stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.

If a petition for appraisal is timely filed by a stockholder and a copy of the petition is delivered to New Sitio, New Sitio will then be obligated, within 20 days after receiving service of a copy of the petition, to file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by New Sitio. The Register in Chancery, if so ordered by the Delaware Court of Chancery, must give notice of the time and place fixed for the hearing of such petition by registered or certified mail to New Sitio and to the stockholders shown on the list at the addresses therein stated. Such notice must also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Delaware Court of Chancery deems advisable. The forms of the notices by mail and by publication must be approved by the Delaware Court of Chancery, and the costs thereof will be borne by New Sitio. After the Register in Chancery provides notice to those stockholders and New Sitio, if so ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require the stockholders who have demanded appraisal for their shares and who hold certificated shares of Brigham Class B Common Stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After the Delaware Court of Chancery’s determination of the Brigham Class B stockholders entitled to appraisal, an appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Brigham Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the mergers, together with interest, if any, to be paid upon the amount determined to be the “fair value.” Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as otherwise provided in Section 262, interest on an appraisal award from the First Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the First Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, New Sitio may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter only upon the sum of (a) the difference, if any, between the amount paid and the “fair value” of the shares as determined by the Delaware Court of Chancery and (b) interest theretofore accrued, unless paid at that time. Upon application by New Sitio or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal before the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by New Sitio and who has submitted such stockholder’s stock certificates to the Register in Chancery, if so required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under Section 262.

When the “fair value” is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if any, by New Sitio to the stockholders entitled to receive the same, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by stock certificates upon the surrender to New Sitio of the stock certificates representing such stock.

In determining the “fair value” of the shares of Brigham Class B Common Stock, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining “fair value” in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.”

The Delaware Supreme Court has stated that, in making this determination of “fair value,” the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that were known or that could be ascertained as of the date of the mergers that throw any light on future prospects of the merged corporation. Section 262 provides that “fair value” is to be “exclusive of any element of value arising from the accomplishment or expectation of the mergers.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the mergers and not the product of speculation, may be considered.”

Brigham does not anticipate offering any consideration to any Brigham Class B stockholder exercising appraisal rights. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. In the absence of such an order, each party bears its own expenses. From and after the First Effective Time, no Brigham Class B stockholder who has duly demanded appraisal in compliance with Section 262 shall be entitled to vote such shares of Brigham Class B Common Stock subject to that demand for any purpose, or to receive payments of dividends or any other distributions with respect to those shares, other than with respect to dividends or distributions payable to record stockholders as of a record date prior to the First Effective Time; however, if no petition for appraisal is filed within 120 days after the First Effective Time, or if the stockholder delivers to New Sitio a written withdrawal of his, her or its demand for appraisal and an acceptance of the terms of the mergers within 60 days after the First Effective Time, then the right of such stockholder to appraisal will cease and that stockholder will be entitled to receive no additional consideration in accordance with the terms of the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the First Effective Time may only be made with the written approval of New Sitio. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the court, which approval may be conditioned upon any terms the Delaware Court of Chancery deems just. However, the foregoing will not affect the right of any Brigham Class B stockholder who has not commenced an appraisal proceeding or joined an appraisal proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the mergers within 60 days after the First Effective Time.

Failure to follow the steps required by Section 262 for perfecting appraisal rights may result in the loss of appraisal rights. In view of the complexity of Section 262, Brigham Class B stockholders who may wish to not approve the Brigham merger proposal and instead pursue appraisal rights should consult their legal advisors. To the extent there are any inconsistencies between the foregoing summary and Section 262, Section 262 will govern.

Prior to the mergers, each holder of shares of Brigham Class B Common Stock also holds an identical number of Opco LLC Units. Even if a Brigham Class B stockholder seeks appraisal of its shares of Brigham Class B Common Stock, such holder will receive the Opco LP Units payable in respect of such corresponding Opco LLC Units pursuant to the Opco Merger. In addition, New Sitio will take the position in an appraisal proceeding that the fair value of the Brigham Class B Common Stock is zero because each corresponding Opco LLC Units will be converted into the right to receive Opco LP Units at an exchange ratio identical to the exchange ratio applicable to a share of Brigham Class A Common Stock and this treatment of the Brigham Class B Common Stock and Opco LLC Units in the Brigham Merger and the Opco Merger, respectively, is consistent with the Opco LLC agreement and the economic terms of the Brigham Class B Common Stock set forth in Brigham’s amended and restated certificate of incorporation.

The foregoing is a brief summary of Section 262 that sets forth the procedures for demanding statutory appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262, a copy of the text of which is attached as Annex J to this consent solicitation statement/proxy statement/prospectus.

LEGAL MATTERS

The legality of the shares of New Sitio Common Stock issuable in the mergers will be passed upon for New Sitio by Davis Polk & Wardwell LLP. Certain U.S. federal income tax consequences relating to the mergers will be passed upon for Sitio by Davis Polk & Wardwell LLP and for Brigham by Vinson & Elkins L.L.P.

EXPERTS

Sitio Royalties Corp.

The audited consolidated financial statements of Kimmeridge Mineral Fund, LP, Sitio’s predecessor for financial reporting purposes, as of December 31, 2021 and 2020 and for each of the years in the three-year period ended December 31, 2021, have been incorporated by reference in this consent solicitation statement/proxy statement/prospectus in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of Falcon Minerals Corporation as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021, incorporated by reference in this consent solicitation statement/proxy statement/prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The consolidated financial statements of Rock Ridge Royalty Company, LLC as of and for the years ended December 31, 2020 and 2019 incorporated by reference in this consent solicitation statement/proxy statement/prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The statement of revenues and direct expenses of the acquisition of approximately 25,000 net royalty acres from Source Energy Leasehold, LP and Permian Mineral Acquisition, LP (the “Source Acquisition”) for the year ended December 31, 2020, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm for the Source Acquisition, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2020 Source Acquisition statement of revenue and direct expenses (the Financial Statement) contains an explanatory paragraph that states that the Financial Statement was prepared for the purpose of complying with the rules and regulations under Rule 3-05 of the Securities and Exchange Commission Regulation S-X as described in Note 1 to the Financial Statement, and is not intended to be a complete presentation of the Source Acquisition’s results of operations. Our opinion is not modified with respect to this matter.

The information incorporated by reference herein regarding estimated quantities of proved reserves of Desert Peak Minerals and related future net cash flows related to those reserves as of December 31, 2021 incorporated by reference herein were based upon a reserve report audited by independent petroleum engineers, Cawley, Gillespie & Associates, Inc. Such estimates have been so incorporated in reliance on the authority of such firm as an expert in such matters.

The information incorporated by reference herein regarding estimated quantities of proved reserves of Falcon Minerals Corporation and related future net cash flows related to those reserves as of December 31, 2021 incorporated by reference herein were based upon a reserve report by independent petroleum engineers, Ryder Scott Company, L.P. Such estimates have been so incorporated in reliance on the authority of such firm as an expert in such matters.

Brigham Minerals, Inc.

The consolidated financial statements of Brigham Minerals, Inc. as of December 31, 2021 and 2020, and for each of the years in the three-year period ended December 31, 2021, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2021 have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

Certain estimates of Brigham’s reserves and related future net cash flows related to its properties as of December 31, 2021 and related information included or incorporated by reference herein are based upon a reserve report audited by Cawley, Gillespie & Associates, Inc., an independent petroleum engineering firm. Such estimates have been so incorporated in reliance on the authority of such firm as an expert in such matters.

STOCKHOLDER PROPOSALS

New Sitio

Assuming consummation of the transactions contemplated by the merger agreement, New Sitio stockholders will be entitled to present proposals for consideration at forthcoming New Sitio stockholder meetings provided that they comply with the proxy rules promulgated by the SEC and New Sitio’s certificate of incorporation and bylaws. The deadline for submission of all New Sitio stockholder proposals to be considered for inclusion in New Sitio’s proxy statement for its next annual meeting will be disclosed in a subsequent filing with the SEC.

Sitio

If the mergers are completed, Sitio will become a wholly owned subsidiary of New Sitio and, consequently, Sitio will not hold an annual meeting of its stockholders in 2023. Sitio stockholders will be entitled to participate, as New Sitio stockholders, following the mergers, in the next annual meeting of New Sitio stockholders.

If the mergers are not completed for any reason, Sitio intends to hold an annual meeting of its stockholders in 2023.

Any Sitio stockholder who intends to present a proposal pursuant to Rule 14a-8 under the Exchange Act at Sitio’s 2023 annual meeting of stockholders and who requests inclusion of the proposal in Sitio’s 2023 proxy materials must submit such proposal to Sitio at its principal executive offices (Sitio Royalties Corp. at 1401 Lawrence St, Suite 1750, Denver, Colorado 80202). Such proposal must be received no later than January 5, 2023, unless the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting (June 3, 2022), in which case the proposal must be received at Sitio’s principal executive offices a reasonable time before Sitio begins to print and send its 2023 proxy materials. Any such stockholder proposal must meet the requirements set forth in Rule 14a-8.

For stockholder proposals to nominate a person as a director and to propose business to be considered by stockholders at a meeting, a stockholder’s notice must be delivered to Sitio Royalties Corp. at 1401 Lawrence St, Suite 1750, Denver, Colorado 80202, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders (which is the special meeting held on June 3, 2022 deemed to be an annual meeting of Sitio); provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by Sitio. Nominations and proposals also must satisfy other requirements set forth in Sitio’s bylaws. The chairman of the Sitio board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Brigham

If the mergers are completed, Brigham will become a wholly owned subsidiary of New Sitio and, consequently, Brigham will not hold an annual meeting of its stockholders in 2023. Brigham stockholders will be entitled to participate, as New Sitio stockholders, following the mergers, in the next annual meeting of New Sitio stockholders.

If the mergers are not completed for any reason, Brigham intends to hold an annual meeting of its stockholders in 2023.

Any Brigham stockholder who intends to present a proposal pursuant to Rule 14a-8 under the Exchange Act at Brigham’s 2023 annual meeting of stockholders and who requests inclusion of the proposal in Brigham’s 2023 proxy materials must submit such proposal to Brigham at its principal executive offices (Brigham Minerals, Inc., 5914 W. Courtyard Drive, Suite 200, Austin, Texas 78730, Attention: Corporate Secretary). Such proposal must be received no later than December 14, 2022, unless the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting (May 24, 2022), in which case the proposal must be received at Brigham’s principal executive offices a reasonable time before Brigham begins to print and send its 2023 proxy materials. Any such stockholder proposal must meet the requirements set forth in Rule 14a-8.

Brigham’s bylaws provide that a stockholder may nominate a director for election if the stockholder sends a notice to Brigham’s corporate secretary, which must be received at Brigham’s principal executive offices between the close of business on January 24, 2023 and the close of business on February 23, 2023. Brigham’s bylaws require that the notice must contain prescribed information, including, among other things, the name and address of the stockholder, the class and number of shares beneficially owned by the stockholder, the name and address of each of the persons with whom the stockholder is acting in concert, the class and number of shares beneficially owned by each such person with whom the stockholder is acting in concert and a description of all arrangements or understandings between or among the stockholder, any other person with whom the stockholder is acting in concert and any other person in connection with the stockholder’s director nomination, as well as other procedural requirements. The stockholder must also provide the documentation and information about the nominee required by Brigham’s bylaws, including information about the nominee that would be required to be disclosed in the proxy statement. If any of the foregoing information changes or requires supplementation, the stockholder must update the information at the times provided in Brigham’s bylaws. Brigham is not required to include any stockholder proposed nominee in the proxy statement.

Brigham’s bylaws also require advance notice of other proposals by stockholders to be presented for action at an annual meeting. In the case of the 2023 annual meeting of stockholders, the required notice must be received by Brigham’s corporate secretary at Brigham’s principal executive offices between the close of business on January 24, 2023 and the close of business on February 23, 2023. Brigham’s bylaws require, among other things, that the notice must contain prescribed information, including a description of the proposal and the reasons for bringing it before the meeting, the name and address of the stockholder and the class and number of shares owned beneficially, a description of all arrangements or understandings between or among the stockholder and any other person in connection with the proposal, any material interest of the stockholder in the proposal and the text of the proposal (including, if the proposal is for an amendment of Brigham’s bylaws, the language of the proposed amendment), as well as comply with other procedural requirements. If any of the foregoing information changes or requires supplementation, the stockholder must update the information at the times provided in Brigham’s bylaws.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, commonly called “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Requests for additional copies of this consent solicitation statement/proxy statement/prospectus should be directed to, as applicable, Sitio Royalties Corp., 1401 Lawrence St, Suite 1750, Denver, Colorado 80202, Telephone: (720) 640-7620, or Brigham Minerals, Inc., 5914 W. Courtyard Drive, Suite 200, Austin, Texas 78730, Telephone: (512) 220-6350.

WHERE YOU CAN FIND MORE INFORMATION

New Sitio has filed a registration statement on Form S-4 to register with the SEC the shares of New Sitio Common Stock to be issued to Sitio and Brigham stockholders in connection with the mergers. This consent solicitation statement/proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of New Sitio in addition to being a consent solicitation statement for Sitio and a proxy statement of Brigham for its special meeting. The registration statement, including the attached exhibits and annexes, contains additional relevant information about New Sitio, Sitio and Brigham. The rules and regulations of the SEC allow New Sitio, Sitio and Brigham to omit certain information included in the registration statement from this consent solicitation statement/proxy statement/prospectus.

Sitio and Brigham file annual, quarterly and current reports, proxy statements and other business and financial information with the SEC electronically, and the SEC maintains a website at http://www.sec.gov containing this information. The reports and other information filed by Sitio and Brigham with the SEC are also available at their respective websites, which are http://www.sitio.com and http://www.brighamminerals.net. Information on these websites is not part of this consent solicitation statement/proxy statement/prospectus.

The SEC allows Sitio and Brigham to “incorporate by reference” information into this consent solicitation statement/proxy statement/prospectus. This means that important information can be disclosed to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this consent solicitation statement/proxy statement/prospectus, except for any information superseded by information in this consent solicitation statement/proxy statement/prospectus or in later filed documents incorporated by reference into this consent solicitation statement/proxy statement/prospectus. This consent solicitation statement/proxy statement/prospectus incorporates by reference the documents set forth below that Sitio and Brigham have, respectively, previously filed with the SEC and any additional documents that either company may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this consent solicitation statement/proxy statement/prospectus and the date of the Brigham special meeting (other than, in each case, those documents, or the portions of those documents or exhibits thereto, deemed to be furnished and not filed in accordance with SEC rules). These documents contain important information about Sitio and Brigham and their respective financial performance.

This consent solicitation statement/proxy statement/prospectus also incorporates by reference the following documents that have previously been filed with the SEC by Sitio (File No. 001-38158):

•	Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 11, 2022;

•	Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022, filed with the SEC on May 9, 2022, August 8, 2022 and November 8, 2022;

•

Current Reports on Form 8-K or 8-K/A, as applicable (to the extent “filed” and not “furnished”), filed on September 12, 2022, September  6, 2022, August  16, 2022, August  8, 2022, July 26, 2022, July 18, 2022, June 10, 2022, June 6, 2022 and January 12, 2022; and

•	Definitive Proxy Statement on Schedule 14A, filed on May 5, 2022.

This consent solicitation statement/proxy statement/prospectus also incorporates by reference the following documents that have previously been filed with the SEC by Brigham (File No. 001-38870):

•	Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022;

•	Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022, filed with the SEC on May 5, 2022, August 5, 2022 and November 3, 2022;

•

Current Reports on Form 8-K (only to the extent “filed” and not “furnished”), filed with the SEC on January  26, 2022, February  10, 2022, April  8, 2022, May  27, 2022, June  8, 2022, August  26, 2022, September  9, 2022 and October 27, 2022;

•	Definitive Proxy Statement on Schedule 14A, filed on April 13, 2022; and

•	The description of Brigham Class A Common Stock contained in its Registration Statement on Form 8-A, as that description may be updated from time to time, as filed on April 15, 2019.

Sitio has supplied all information contained in or incorporated by reference into this consent solicitation statement/proxy statement/prospectus relating to Sitio, as well as all pro forma financial information, and Brigham has supplied all such information relating to Brigham.

Documents incorporated by reference are available from Sitio or Brigham, as the case may be, without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference into this consent solicitation statement/proxy statement/prospectus. Brigham stockholders or Sitio stockholders, as applicable, may obtain these documents incorporated by reference by requesting them in writing or by telephone from the appropriate party at the following addresses and telephone numbers:

Sitio Royalties Corp. 1401 Lawrence Street, Suite 1750 Denver, Colorado 80202 Attention: General Counsel (720) 640-7620	Brigham Minerals, Inc. 5914 W. Courtyard Drive, Suite 200 Austin, Texas 78730 Attention: Investor Relations (512) 220-1500

Broadridge Financial Solutions, Inc. 51 Mercedes Way Edgewood, New York 11717 sendmaterial@proxyvote.com Telephone: 1-800-579-1639

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Brigham special meeting. Therefore, if you would like to request documents from Brigham, please do so by December 20, 2022 in order to receive them before the Brigham special meeting.

You should rely only on the information contained in or incorporated by reference into this consent solicitation statement/proxy statement/prospectus to vote on the Sitio merger proposal, the Brigham merger proposal and the Brigham compensation proposal. Neither Sitio nor Brigham has authorized anyone to provide you with information that is different from what is contained in this consent solicitation statement/proxy statement/prospectus.

If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this consent solicitation statement/proxy statement/prospectus or solicitations of proxies are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this consent solicitation statement/proxy statement/prospectus does not extend to you.

This consent solicitation statement/proxy statement/prospectus is dated November 23, 2022. You should not assume that the information in it (or incorporated by reference) is accurate as of any date other than that date or the date of such incorporated document, as applicable, and neither its mailing to Sitio stockholders or Brigham stockholders nor the issuance of shares of New Sitio Common Stock in the mergers will create any implication to the contrary.

ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

SITIO ROYALTIES CORP.,

SITIO ROYALTIES OPERATING PARTNERSHIP, LP,

SNAPPER MERGER SUB I, INC.,

SNAPPER MERGER SUB II, LLC,

BRIGHAM MINERALS, INC.

and

BRIGHAM MINERALS HOLDINGS, LLC

Dated as of September 6, 2022

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of September 6, 2022 (this “Agreement”), among Sitio Royalties Corp., a Delaware corporation (“Parent”), Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Opco LP”), Snapper Merger Sub I, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“New Parent”), Snapper Merger Sub II, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Opco LP (“Opco Merger Sub LLC”), Brigham Minerals, Inc., a Delaware corporation (the “Company”), and Brigham Minerals Holdings, LLC, a Delaware limited liability company (“Opco LLC”).

WHEREAS, the Parties intend to effect, (i) at the First Effective Time, (A) the merger (the “Company Merger”) of Bass Merger Sub (as defined herein) with and into the Company, with the Company continuing as the surviving corporation (the “Bass Surviving Corporation”), on the terms and subject to the conditions set forth herein and (B) the merger (the “Parent Merger” and, together with the Company Merger, the “Pubco Mergers”) of Snapper Merger Sub (as defined herein) with and into Parent, with Parent continuing as the surviving corporation (the “Snapper Surviving Corporation”), on the terms and subject to the conditions set forth herein, and (ii) at the Second Effective Time, the merger (the “Opco Merger,” and, together with the Pubco Mergers, the “Mergers”) of Opco Merger Sub LLC with and into Opco LLC, with Opco LLC continuing as the surviving entity (the “Opco Surviving Company”);

WHEREAS, the Board of Directors of the Company (the “Company Board”), at a meeting duly called and held by unanimous vote, (i) determined that this Agreement and the transactions contemplated hereby, including the Company Merger and the Opco Merger, are fair to, and in the best interests of, the Company and its stockholders (the “Company Stockholders”), (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Company Merger and the Opco Merger, and (iii) resolved to recommend that the Company Stockholders approve and adopt this Agreement and the transactions contemplated hereby, including the Company Merger;

WHEREAS, the Board of Directors of Parent (the “Parent Board”), at a meeting duly called and held by unanimous vote, (i) determined that this Agreement and the transactions contemplated hereby, including the Parent Merger, are fair to, and in the best interests of, Parent and its stockholders (the “Parent Stockholders”), (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Parent Merger, and (iii) resolved to recommend that the Parent Stockholders approve the Parent Merger;

WHEREAS, the Board of Directors of New Parent (the “New Parent Board”), at a meeting duly called and held by unanimous vote, (i) determined that this Agreement and the transactions contemplated hereby, including the Company Merger, Parent Merger and the issuance of the Merger Consideration pursuant to this Agreement (the “New Parent Stock Issuance”), are fair to, and in the best interests of, New Parent and its stockholders, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Company Merger, Parent Merger and the New Parent Stock Issuance, and (iii) resolved to recommend that its stockholders approve and adopt this Agreement;

WHEREAS, Opco LP, as the sole member of Opco Merger Sub LLC, has adopted this Agreement concurrently with its execution;

WHEREAS, the Company Board, on behalf of the Company in its capacity as the managing member of Opco LLC, has (i) determined that this Agreement and the transactions contemplated hereby, including the Opco Merger, are fair to, and in the best interests of, Opco LLC and its members and (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Opco Merger;

WHEREAS, the Company, as the holder of more than a majority of the issued and outstanding Opco LLC Units and the managing member of Opco LLC, has adopted this Agreement and the transactions contemplated hereby, including the Opco Merger, concurrently with its execution (the “Opco Unitholder Approval”);

WHEREAS, following the execution and delivery of this Agreement, it is anticipated that Parent Stockholders representing at least a number of shares of Parent Common Stock sufficient to constitute the Parent Stockholder Approval will enter into support agreements in the forms attached hereto as Exhibit D-1, Exhibit D-2, and Exhibit D-3 (the “Support Agreements”), obligating such stockholders to approve the transactions contemplated by this Agreement via written consent on the terms set forth therein;

WHEREAS, as of the date of this Agreement, Parent is the sole stockholder of New Parent;

WHEREAS, as soon as practicable following the execution of this Agreement, (a) New Parent will form (i) a new Delaware corporation (“Bass Merger Sub”) and (ii) another new Delaware corporation (“Snapper Merger Sub”), and New Parent will be the sole stockholder of each of Bass Merger Sub and Parent Merger Sub upon their respective formation and (b) New Parent will cause Bass Merger Sub and Snapper Merger Sub to become a party to this Agreement by executing a Joinder Agreement; and

WHEREAS, for U.S. federal income tax purposes, it is intended that (i) each Pubco Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code, (ii) the transfer of the stock of Parent and the stock of the Company to New Parent in exchange for stock of New Parent as a result of the Pubco Mergers constitute a transaction described in Section 351 of the Code (such intended tax treatment described in clauses (i) and (ii), the “Public Company Intended Tax Treatment”), (iii) the First Certificate of Merger and Second Certificate Merger each constitute and be adopted as a “plan of reorganization” within the meaning of Treasury Regulations §§ 1.368-2(g) and 1.368-3(a) with respect to the respective Pubco Mergers and (iv) the Opco Merger be treated as an “assets-over” partnership merger transaction under Treasury Regulations Sections 1.708-1(c)(1) and 1.708-1(c)(3)(i), whereby Opco LLC is treated as the “terminating partnership” and Opco LP is treated as the “resulting partnership” (such intended tax treatment, the “Private Opco Intended Tax Treatment” and together with the Public Company Intended Tax Treatment, the “Intended Tax Treatments”).

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, New Parent, Opco LP, Opco Merger Sub LLC, the Company and Opco LLC, and, following the execution of applicable Joinder Agreements, Snapper Merger Sub, Bass Merger Sub and, solely for purposes of Section 6.21, Securityholder Representative, agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the capitalized terms have the meanings ascribed to such terms in Annex A or as otherwise defined elsewhere in this Agreement.

1.2 Terms Defined Elsewhere. As used in this Agreement, the following capitalized terms are defined in this Agreement as referenced in the following table:

Definition	Section
2022 Company RSU Award	3.4(c)
Agreement	Preamble
Antitrust Authority	6.9(b)
Antitrust Laws	6.9(b)
Bass Merger Sub	Recitals
Bass Surviving Corporation	Recitals
Book-Entry Shares	3.7(b)(ii)
Certificates	3.7(b)(i)
Certificates of Merger	2.1(c)
Closing	2.2

Definition	Section
Closing Date	2.2
Closing Tax Opinions	4.12(h)
Code	Recitals
Company	Preamble
Company 401(k) Plan	6.10(e)
Company Board	Recitals
Company Board Recommendation	4.3(a)
Company Capital Stock	4.2(a)
Company Change of Recommendation	6.3(b)(vi)
Company Contracts	4.18(b)
Company Designated Directors	2.5(b)
Company Disclosure Letter	Article IV
Company Employee	6.10(a)
Company Employee Benefit Plans	6.10(b)
Company Independent Petroleum Engineers	4.16(a)
Company Independent Reserve Reports	4.16(a)
Company Intellectual Property	4.14
Company Internal Reserve Report	4.16(a)
Company Material Adverse Effect	4.1
Company Material Leased Real Property	4.15(a)
Company Material Real Property Lease	4.15(b)
Company Merger	Recitals
Company Merger Consideration	3.1(b)(i)
Company Owned Real Property	4.15(a)
Company Permits	4.9
Company Plans	4.10(a)
Company Preferred Stock	4.2(a)
Company PSU Award	3.4(d)
Company Reserve Report	4.16(a)
Company RSU Award	3.4(c)
Company Stockholders	Recitals
Company Stockholders Meeting	4.8
Company Tax Certificate	6.21(a)
Competition Law Notifications	6.9(b)
Confidentiality Agreement	6.8(b)
Creditors’ Rights	4.3(a)
D&O Tail Policy	6.11(d)
Defensible Title	4.16(a) and
5.16(a)
Delaware Secretary of State	2.1(b)(i)
DGCL	2.1(b)(i)
Director RSU Award	3.4(a)
Dissenting Shares	3.8
Divestiture Action	6.9(b)
DLLCA	2.1(c)
Eligible Class A Shares	3.1(b)(i)
Eligible Class B Shares	3.1(b)(i)
Eligible Shares	3.1(b)(i)
email	9.3(b)
End Date	8.1(b)(ii)
Excess Shares	3.7(i)(ii)

Definition	Section
Exchange Agent	3.7(a)
Exchange Fund	3.7(a)
Exchange Ratio	3.1(b)(i)
Excluded Company Shares	3.1(b)(iii)
Excluded Parent Shares	3.1(b)(iii)
First Certificate of Merger	2.1(b)(i)
First Effective Time	2.1(b)(ii)
GAAP	4.5(b)
HSR Act	4.4(a)
Indemnified Liabilities	6.11(a)
Indemnified Persons	6.11(a)
Intended Tax Treatments	Recitals
Intended Tax Treatments Covenant	6.21(a)
Joinder Agreement	2.1(a)(ii)
Joint Consent Solicitation Statement/Proxy Statement/Prospectus	4.5(b)
Letter of Transmittal	3.7(b)(i)
Material Company Insurance Policies	4.20
Material Parent Insurance Policies	5.20
Merger Consideration	3.3(a)(i)
Mergers	Recitals
New Parent	Preamble
New Parent Bylaws	2.4(d)
New Parent Certificate of Incorporation	2.4(d)
New Parent Stock Issuance	Recitals
New Parent Warrant	3.6(a)
Opco Certificate of Merger	2.1(c)
Opco Exchange Ratio	3.3(a)(i)
Opco LLC	Preamble
Opco LP	Preamble
Opco Merger	Recitals
Opco Merger Consideration	3.3(a)(i)
Opco Merger Sub LLC	Preamble
Opco Schedule	3.3(a)(i)
Opco Surviving Company	Recitals
Opco Unitholder Approval	Recitals
Parent	Preamble
Parent 401(k) Plan	6.10(e)
Parent Board	Recitals
Parent Board Recommendation	5.3(a)
Parent Certificate	3.2(b)(ii)
Parent Contracts	5.18(b)
Parent Disclosure Letter	Article V
Parent Independent Petroleum Engineers	5.16(a)
Parent Independent Reserve Reports	5.16(a)
Parent Internal Reserve Report	5.16(a)
Parent Intellectual Property	5.14
Parent Long Term Incentive Plan	5.2(a)
Parent Material Adverse Effect	5.1
Parent Material Leased Real Property	5.15(a)
Parent Material Real Property Lease	5.15(b)
Parent Merger	Recitals

Definition	Section
Parent Merger Consideration	3.2(b)(i)
Parent Owned Real Property	5.15(a)
Parent Permits	5.9
Parent Plans	5.10(a)
Parent PSU Award	3.5(c)
Parent Preferred Stock	5.2(a)
Parent Reserve Reports	5.16(a)
Parent Restricted Stock Award	3.5(a)
Parent RSU Award	3.5(b)
Parent Stockholders	Recitals
Parent Tax Certificates	6.21(a)
Pre-2022 Company PSU Award	3.4(b)
Pre-2022 Company RSU Award	3.4(a)
Post-Signing Transactions	2.1(a)
Private Opco Intended Tax Treatment	Recitals
Pubco Mergers	Recitals
Public Company Intended Tax Treatment	Recitals
Registration Statement	4.8(a)
Second Effective Time	2.1(c)
Second Certificate of Merger	2.1(b)(ii)
Securityholder Representative	Recitals
Severance Plan	6.2(b)(ix)
Snapper Merger Sub	Recitals
Snapper Merger Sub Board	Recitals
Snapper Surviving Corporation	Recitals
Support Agreements	Recitals
Supporting Stockholders	Recitals
Terminable Breach	8.1(b)(iii)(B)
Transition Period	6.10(g)
Transferred Entity Marks	6.25

ARTICLE II

THE MERGERS

2.1 Post-Signing Transactions; The Mergers.

(a) The following shall occur as soon as practicable following the execution of this Agreement (collectively, the “Post-Signing Transactions”) as set forth below:

(i) New Parent shall form each of Bass Merger Sub and Snapper Merger Sub as Delaware corporations and become the sole stockholder of each of Bass Merger Sub and Snapper Merger Sub;

(ii) following the formation of Bass Merger Sub and Snapper Merger Sub, New Parent shall cause each of Bass Merger Sub and Snapper Merger Sub to take the applicable actions required by Section 6.6 and any other actions necessary to (A) cause each of Bass Merger Sub and Snapper Merger Sub to become a party to this Agreement as a “Parent Party” by executing the Joinder Agreement substantially in the form attached hereto as Exhibit C (the “Joinder Agreement”) and (B) approve the adoption of this Merger Agreement and the transactions contemplated hereby; and

(iii) the Company shall appoint a Person to act as Securityholder Representative solely for purposes of Section 6.21 and cause such Person to become a party to this Agreement by executing a Joinder Agreement.

(b) Company Merger and Parent Merger.

(i) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the First Effective Time, Bass Merger Sub shall be merged with and into the Company. Following the Company Merger, the separate corporate existence of Bass Merger Sub shall cease, and the Company shall continue as the Bass Surviving Corporation and a wholly owned Subsidiary of New Parent. Upon the terms and subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the applicable Parties shall file a certificate of merger (the “First Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), executed in accordance with the relevant provisions of the DGCL in connection with effecting the Company Merger.

(ii) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the First Effective Time, Snapper Merger Sub shall be merged with and into Parent. Following the Parent Merger, the separate corporate existence of Snapper Merger Sub shall cease, and Parent shall continue as the Snapper Surviving Corporation and a wholly owned Subsidiary of New Parent. Upon the terms and subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the applicable Parties shall file a certificate of merger (the “Second Certificate of Merger”) with the Delaware Secretary of State, executed in accordance with the relevant provisions of the DGCL in connection with effecting the Parent Merger. The Parent Merger and the Company Merger shall become effective concurrently (such time as the Parent Merger and the Company Merger become effective, the “First Effective Time”).

(iii) In connection with the Company Merger and the Parent Merger and prior to the First Effective Time, New Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of New Parent Common Stock to permit the issuance of shares of New Parent Common Stock to the holders of shares of Parent Common Stock and Company Common Stock, respectively, as of the First Effective Time in accordance with the terms of this Agreement.

(c) Opco Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Limited Liability Company Act of the State of Delaware (the “DLLCA”), at the Second Effective Time, Opco Merger Sub LLC shall be merged with and into Opco LLC. Following the Opco Merger, the separate existence of Opco Merger Sub LLC shall cease, and Opco LLC shall continue as the Opco Surviving Company, a direct, wholly owned Subsidiary of Opco LP. Upon the terms and subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the applicable Parties shall file a certificate of merger (the “Opco Certificate of Merger” and, together with the First Certificate of Merger and the Second Certificate of Merger, the “Certificates of Merger”) with the Delaware Secretary of State, executed in accordance with the relevant provisions of the DLLCA in connection with effecting the Opco Merger. The Opco Merger shall become effective one minute after the First Effective Time (the time the Opco Merger becomes effective being the “Second Effective Time”) as the Parties shall specify in the Opco Certificate of Merger.

2.2 Closing. The closing of the Mergers (the “Closing”), shall take place at 9:00 a.m., Houston, Texas time, on a date that is two (2) Business Days following the satisfaction or (to the extent permitted by applicable Law) waiver in accordance with this Agreement of all of the conditions set forth in Article VI (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which shall be required to be so satisfied or (to the extent permitted by applicable Law) waived in accordance with this Agreement on the Closing Date) at the offices of Vinson & Elkins L.L.P. in Houston, Texas, or such other place as Parent and the Company may agree in writing. For purposes of this Agreement “Closing Date” shall mean the date on which the Closing occurs. The Parties may complete the Closing on the Closing Date by electronic transfer of documents and signature pages to avoid the necessity of a physical Closing. None of the Transactions described in Section 2.1 above shall be completed unless all of them are completed substantially concurrently in accordance with the terms of this Agreement.

2.3 Effects of the Mergers. At the First Effective Time and the Second Effective Time, as applicable, the Mergers shall have the effects set forth in this Agreement and the relevant provisions of the DGCL and the DLLCA, as applicable. Without limiting the generality of the foregoing, and subject thereto, (a) at the First Effective Time, all the property, rights, privileges, powers and franchises of each of the Company and Bass Merger Sub shall vest in the Bass Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Bass Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Bass Surviving Corporation, (b) at the First Effective Time, all the property, rights, privileges, powers and franchises of each of Parent and Snapper Merger Sub shall vest in the Snapper Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of Parent and Snapper Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Snapper Surviving Corporation, and (c) at the Second Effective Time, all the property, rights, privileges, powers and franchises of each of Opco LLC and Opco Merger Sub LLC shall vest in the Opco Surviving Company, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of Opco LLC and Opco Merger Sub LLC shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Opco Surviving Company.

2.4 Organizational Documents.

(a) At the First Effective Time, the Organizational Documents of the Company in effect immediately prior to the First Effective Time shall continue to be the Organizational Documents of the Bass Surviving Corporation, until thereafter amended, subject to Section 6.11(b), in accordance with their respective terms and applicable Law.

(b) At the First Effective Time, the Organizational Documents of Parent in effect immediately prior to the First Effective Time shall continue to be the Organizational Documents of the Snapper Surviving Corporation, until thereafter amended, subject to Section 6.11(b), in accordance with their respective terms and applicable Law.

(c) At the Second Effective Time, the Organizational Documents of Opco LLC in effect immediately prior to the Second Effective Time shall continue to be the Organizational Documents of the Opco Surviving Company, until thereafter amended, subject to Section 6.11(b), in accordance with their respective terms and applicable Law.

(d) Prior to the Closing, Parent, as the sole stockholder of New Parent, and New Parent shall take all requisite action to cause the certificate of incorporation of New Parent (the “New Parent Certificate of Incorporation”) and the bylaws of New Parent (the “New Parent Bylaws”) in effect immediately following the Effective Time to be amended and restated to be in the same form as the Parent’s certificate of incorporation and bylaws in effect as of immediately prior to the Closing, except to the extent otherwise mutually agreed by Parent and the Company.

2.5 Directors and Officers.

(a) The Parties shall take all necessary action such that (i) from and after the First Effective Time, the directors and officers of Bass Merger Sub immediately prior to the First Effective Time shall be the directors and officers of the Bass Surviving Corporation, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the Organizational Documents of the Bass Surviving Corporation, (ii) from and after the First Effective Time, the officers of Snapper Merger Sub immediately prior to the First Effective Time shall be the officers of the Snapper Surviving Corporation, and such officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the Organizational Documents of the Snapper Surviving Corporation, and (iii) from and after the Second Effective Time, the officers of Opco Merger Sub LLC immediately prior to the Second Effective Time shall be the officers of the Opco Surviving Company, and such officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the Organizational Documents of the Opco Surviving Company.

(b) Prior to the Closing, Parent, as the sole stockholder of New Parent, shall take all action necessary to elect as directors of New Parent, effective as of the First Effective Time, (i) five (5) persons (who, prior to the First Effective Time, are members of the Parent Board) designated by Parent prior to the Closing and (ii) four (4) persons (who, prior to the First Effective Time, are members of the Company Board) designated by the Company prior to the Closing (the “Company Designated Directors”) (who, together with the persons in clause (i), shall be the sole directors of New Parent immediately after the First Effective Time), each to hold office in accordance with the New Parent Certificate of Incorporation and the New Parent Bylaws, and appoint the persons who are the officers of Parent immediately prior to the First Effective Time as officers holding the same offices of New Parent effective as of the First Effective Time, each such person to hold office in accordance with the New Parent Certificate of Incorporation and the New Parent Bylaws. Following the Closing, New Parent shall take all actions reasonably necessary to ensure that each Company Designated Director is included in the slate of nominees recommended by the New Parent Board to the stockholders of New Parent for election as directors at the 2023 annual meeting of stockholders of New Parent.

ARTICLE III

EFFECT OF THE MERGERS ON THE CAPITAL STOCK AND OTHER EQUITY

INTERESTS OF THE CONSTITUENT ENTITIES; EXCHANGE

3.1 Effect of the Company Merger. At the First Effective Time, by virtue of the Company Merger and without any action on the part of New Parent, Bass Merger Sub, the Company or any holder of any Securities of New Parent, Bass Merger Sub or the Company:

(a) Capital Stock of Bass Merger Sub. Each share of capital stock of Bass Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into a number of shares of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, of the Bass Surviving Corporation equal to the number of shares of Company Class A Common Stock and Company Class B Common Stock, respectively, outstanding immediately prior to the First Effective Time.

(b) Capital Stock of the Company.

(i) Subject to the other provisions of this Article III, (A) each share of Company Class A Common Stock issued and outstanding immediately prior to the First Effective Time (excluding any Excluded Company Shares) (the “Eligible Class A Shares”) shall be converted into the right to receive from New Parent that number of fully paid and nonassessable shares of New Parent Class A Common Stock equal to the Exchange Ratio and (B) each share of Company Class B Common Stock issued and outstanding immediately prior to the First Effective Time (excluding any Excluded Company Shares) (the “Eligible Class B Shares” and, together with the Eligible Class A Shares, the “Eligible Shares”) shall be converted into the right to receive from New Parent that number of fully-paid and nonassessable shares of New Parent Class C Common Stock equal to the Exchange Ratio (collectively, the “Company Merger Consideration”). As used in this Agreement, “Exchange Ratio” means 1.133.

(ii) All such shares of Company Common Stock, when so converted, shall cease to be outstanding and shall automatically be cancelled and cease to exist. Each holder of a share of Company Common Stock that was outstanding immediately prior to the First Effective Time shall cease to have any rights with respect thereto, except the right to receive (A) the Company Merger Consideration and (B) in the case of holders of Company Class A Common Stock, any dividends or other distributions in accordance with Section 3.7(g) and any cash to be paid in lieu of any fractional shares of New Parent Class A Common Stock in accordance with Section 3.7(i), in each case to be issued or paid in consideration therefor upon the surrender of any Certificates or Book-Entry Shares, as applicable, in accordance with Section 3.7.

(iii) All shares of Company Common Stock held by the Company as treasury shares or by Parent, New Parent, Opco LP, Bass Merger Sub, Snapper Merger Sub, Opco LLC or Opco Merger Sub LLC or by any wholly owned Subsidiary of the Company, Parent, New Parent, Opco LP, Bass Merger Sub, Snapper Merger Sub, Opco LLC or Opco Merger Sub LLC immediately prior to the First Effective Time (collectively, “Excluded Company Shares”) shall automatically be cancelled and cease to exist as of the First Effective Time, and no consideration shall be delivered in exchange therefor.

(c) Impact of Stock Splits, Etc. In the event of any change in (i) the number of shares of Company Class A Common Stock, Company Class B Common Stock or Securities convertible or exchangeable into or exercisable for shares of Company Class A Common Stock or Company Class B Common Stock (including options to purchase Company Class A Common Stock or Company Class B Common Stock) or (ii) the number of shares of Parent Class A Common Stock, Parent Class C Common Stock, or Securities convertible or exchangeable into or exercisable for shares of Parent Class A Common Stock or Parent Class C Common Stock (including options to purchase Parent Class A Common Stock or Parent Class C Common Stock), in each case issued and outstanding after the date of this Agreement and prior to the First Effective Time by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of shares or the like, the Exchange Ratio shall be equitably adjusted to reflect the effect of such change and, as so adjusted, shall from and after the date of such event, be the Company Merger Consideration, subject to further adjustment in accordance with this Section 3.1(c); provided that, nothing in this Section 3.1(c) shall be construed to permit the Company or Parent to take any action with respect to its Securities that is prohibited by the terms of this Agreement.

3.2 Effect of the Parent Merger. At the First Effective Time, by virtue of the Parent Merger and without any action on the part of New Parent, Snapper Merger Sub, Parent or any holder of any Securities of New Parent, Snapper Merger Sub or Parent:

(a) Capital Stock of Snapper Merger Sub. Each share of capital stock of Snapper Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into a number of shares of Class A common stock, par value $0.0001 per share, and Class C common stock, par value $0.0001 per share, of the Snapper Surviving Corporation equal to the number of shares of Parent Class A Common Stock and Parent Class C Common Stock, respectively, outstanding immediately prior to the First Effective Time.

(b) Capital Stock of Parent.

(i) Subject to the other provisions of this Article III, (A) each share of Parent Class A Common Stock issued and outstanding immediately prior to the First Effective Time (excluding any Excluded Parent Shares) shall be converted into one (1) share of validly issued, fully paid and nonassessable New Parent Class A Common Stock and (B) each share of Parent Class C Common Stock issued and outstanding immediately prior to the First Effective Time (excluding any Excluded Parent Shares) shall be converted one (1) share of validly issued, fully paid and nonassessable New Parent Class C Common Stock (collectively, the “Parent Merger Consideration”).

(ii) All such shares of Parent Common Stock, when so converted, shall cease to be outstanding and shall automatically be cancelled and cease to exist, and each (A) valid certificate or certificates which immediately prior to the First Effective Time represented any such shares of Parent Common Stock or (B) non-certificated share of Parent Common Stock held by book entry shall, upon the First Effective Time, represent shares of New Parent Common Stock (without any requirement for the surrender of any such certificates or non-certificated shares), with, in the case of clause (A), each certificate representing shares of Parent Common Stock prior to the First Effective Time (a “Parent Certificate”) representing automatically an equivalent number of shares of applicable New Parent Common Stock.

(iii) All shares of Parent Common Stock held by Parent as treasury shares or by the Company, New Parent, Opco LP, Bass Merger Sub, Snapper Merger Sub, Opco LLC or Opco Merger Sub LLC or by

any wholly owned Subsidiary of the Company, New Parent, Parent, Opco LP, Bass Merger Sub, Snapper Merger Sub, Opco LLC or Opco Merger Sub LLC immediately prior to the First Effective Time (collectively, “Excluded Parent Shares”) shall automatically be cancelled and cease to exist as of the First Effective Time, and no consideration shall be delivered in exchange therefor.

(c) Capital Stock of New Parent. At the First Effective Time, each share of capital stock of New Parent issued and outstanding immediately prior to the First Effective Time shall remain outstanding. Immediately following the First Effective Time, shares of capital stock of New Parent owned by the Snapper Surviving Corporation shall be surrendered to New Parent without payment therefor.

3.3 Conversion of Opco LLC Units.

(a) At the Second Effective Time, by virtue of the Opco Merger and without any action on the part of Parent, Opco LP, Opco Merger Sub LLC, Opco LLC or the holders of any Securities of Parent, Opco LP, Opco Merger Sub LLC or Opco LLC:

(i) Subject to the other provisions of this Article III, each Opco LLC Unit issued and outstanding immediately prior to the Second Effective Time, and all rights in respect thereof, shall be converted into the right to receive a number of Opco LP Units (the “Opco Exchange Ratio”) equal to the Exchange Ratio (the “Opco Merger Consideration” and, together with the Company Merger Consideration, the “Merger Consideration”). The Opco Merger Consideration shall be delivered to the holders of Opco LLC Units as set forth on Exhibit A (the “Opco Schedule”), which may be updated by Opco LLC from time to time after the date hereof until the date that is three (3) Business Days prior to the Closing Date solely to reflect transfers and exchanges in accordance with Opco LLC Agreement, with such updates to be concurrently delivered to Parent. The parties agree that (A) Opco LLC shall be solely responsible for the preparation of the Opco Schedule and determination of the amount of Opco Merger Consideration to be delivered to each holder of Opco LLC Units as set forth therein, (B) Opco LLC shall prepare the Opco Schedule in accordance with and in compliance with all relevant terms of the Opco LLC Agreement and applicable Law, (C) Opco LP shall have the right to conclusively rely on the Opco Schedule without investigation or verification of the accuracy of the contents thereof and (D) Opco LP and the Opco Surviving Company shall not have any liability arising out of this Agreement to any Person for any errors or inaccuracies in the Opco Schedule. The issuance of Opco LP Units by Opco LP, and the delivery thereof by the Opco Surviving Company or the Exchange Agent, in accordance with the Opco Schedule shall constitute full satisfaction of their respective obligations with respect to the issuance of the Opco Merger Consideration hereunder. As of the Second Effective Time, the Opco LLC Units issued and outstanding immediately prior to the Second Effective Time shall no longer be outstanding and shall automatically be cancelled and cease to exist, and each holder of such Opco LLC Units shall cease to have any rights with respect thereto, except the right to receive (A) the Opco Merger Consideration, (B) any dividends or other distributions in accordance with Section 3.7(g) and (C) any cash to be paid in lieu of any fractional Opco LP Units in accordance with Section 3.7(i), in each case to be issued or paid in consideration therefor upon the surrender of any Certificates or Book-Entry Shares, as applicable, in accordance with Section 3.7.

(ii) Each unit of Opco Merger Sub LLC issued and outstanding immediately prior to the Second Effective Time shall be automatically exchanged for a number of units of the Opco Surviving Company equal to the number of Opco LLC Units issued and outstanding immediately prior to the Second Effective Time.

(b) The Opco Merger Consideration issuable in accordance with the terms of this Section 3.3, together with the right to receive dividends or other distributions in accordance with Section 3.7(g), if any, shall be in full satisfaction of all rights pertaining to the Opco LLC Units and any other equity interests of Opco LLC.

(c) Impact of Stock Splits, Etc. In the event of any change in the number of (i) Opco LLC Units or Securities convertible or exchangeable into or exercisable for Opco LLC Units or (ii) Opco LP Units or

Securities convertible or exchangeable into or exercisable for Opco LP Units, in each case issued and outstanding after the date of this Agreement and prior to the Second Effective Time by reason of any unit split, reverse unit split, in-kind distribution, subdivision, reclassification, recapitalization, combination, exchange of units or the like, the Opco Exchange Ratio shall be equitably adjusted to reflect the effect of such change and, as so adjusted, shall from and after the date of such event, be the Opco Merger Consideration, subject to further adjustment in accordance with this Section 3.3(c); provided that, nothing in this Section 3.3(c) shall be construed to permit the Opco LLC to take any action with respect to its Securities that is prohibited by the terms of this Agreement.

3.4 Treatment of Company Equity Compensation Awards.

(a) Pre-2022 Company RSU Awards; Director RSU Awards. Immediately prior to the First Effective Time, each award of outstanding restricted stock units granted prior to January 1, 2022 (each, a “Pre-2022 Company RSU Award”) and each award of outstanding restricted stock units granted to a member of the Company Board (each, a “Director RSU Award”), in each case, that is subject solely to time-based vesting granted pursuant to the Company 2019 Plan, shall immediately vest in full and any forfeiture restrictions applicable to such Pre-2022 Company RSU Award or Director Award, as applicable, shall lapse immediately and, by virtue of the Company Merger and without any action on the part of the holder thereof, each restricted stock unit subject to a Pre-2022 Company RSU Award or Director Award, as applicable, shall be treated as a share of Company Class A Common Stock for all purposes of this Agreement, including the right to receive the Company Merger Consideration in accordance with the terms hereof. For the avoidance of doubt, any amounts relating to dividend equivalent rights, if any, that are accrued but unpaid under a Pre-2022 Company RSU Award or Director Award, as applicable, as of the First Effective Time shall vest immediately prior to the First Effective Time in accordance with the foregoing and be settled and paid in accordance with the terms and conditions set forth in the applicable award agreement governing such Pre-2022 Company RSU Award or Director Award, as applicable.

(b) Pre-2022 Company PSU Awards. Immediately prior to the First Effective Time, each award of outstanding restricted stock units granted prior to January 1, 2022 that is subject in whole or in part to performance-based vesting (each, a “Pre-2022 Company PSU Award”) granted pursuant to the Company 2019 Plan shall immediately vest and any forfeiture restrictions applicable to such Pre-2022 Company PSU Award shall lapse immediately based on the actual level of achievement with respect to the performance goals applicable to such Pre-2022 Company PSU Award for a truncated performance period that ends immediately prior to the First Effective Time and, by virtue of the Company Merger and without any action on the part of the holder thereof, each restricted stock unit subject to a Pre-2022 Company PSU Award that vests in accordance with the foregoing shall be treated as a share of Company Class A Common Stock for all purposes of this Agreement, including the right to receive the Company Merger Consideration in accordance with the terms hereof. For the avoidance of doubt, any amounts relating to dividend equivalent rights, if any, that are accrued but unpaid under a Pre-2022 Company PSU Award as of the First Effective Time shall vest immediately prior to the First Effective Time in accordance with the foregoing and be settled and paid in accordance with the terms and conditions set forth in the applicable award agreement governing such Pre-2022 Company PSU Award.

(c) 2022 Company RSU Awards. Immediately prior to the First Effective Time, each award of outstanding restricted stock units granted on or after January 1, 2022, other than a Director RSU Award, that is subject solely to time-based vesting (each, a “2022 Company RSU Award” and, together with the Pre-2022 Company RSU Awards and the Director RSU Awards, the “Company RSU Awards”) granted pursuant to the Company 2019 Plan, shall, effective as of the First Effective Time, by virtue of the Company Merger and without any action on the part of the holder thereof, cease to represent a 2022 Company RSU Award with respect to Company Class A Common Stock and shall thereafter constitute an award, on the same terms and conditions (including as to vesting and forfeiture) as were applicable under such 2022 Company RSU Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number (rounded to the nearest whole number) of shares of New Parent Class A Common Stock determined by multiplying (x) the number of shares of Company Class A Common Stock subject to such 2022 Company RSU Award immediately prior to the First Effective Time by (y) the Exchange Ratio. For the avoidance of doubt, any amounts relating to dividend equivalent rights, if any, that are accrued but unpaid under a 2022 Company RSU Award as of the First Effective Time shall be converted in accordance with the foregoing and remain subject to the same terms and conditions (including as to vesting and forfeiture) as were applicable under such 2022 Company RSU Award immediately prior to the First Effective Time.

(d) 2022 Company PSU Awards. Immediately prior to the First Effective Time, each award of outstanding restricted stock units granted on or after January 1, 2022, that is subject in whole or in part to performance-based vesting (each, a “2022 Company PSU Award” and, together with the Pre-2022 Company PSU Awards, the “Company PSU Awards”) granted pursuant to the Company 2019 Plan shall, effective as of the First Effective Time, by virtue of the Company Merger and without any action on the part of the holder thereof, cease to represent a 2022 Company PSU Award with respect to Company Class A Common Stock and shall thereafter constitute an award, on the same terms and conditions (including as to vesting and forfeiture) as were applicable under such 2022 Company PSU Award immediately prior to the First Effective Time (other than any performance-based vesting conditions), including any provisions for acceleration, with respect to the number (rounded to the nearest whole number) of shares of New Parent Class A Common Stock determined by multiplying (x) the number of shares of Company Class A Common Stock that would have been earned under such 2022 Company PSU Award based on the actual level of achievement with respect to the performance goals applicable to such 2022 Company PSU Award for a truncated performance period that ends immediately prior to the First Effective Time by (y) the Exchange Ratio. For the avoidance of doubt, any amounts relating to dividend equivalent rights, if any, that are accrued but unpaid under a 2022 Company PSU Award as of the First Effective Time shall be converted in accordance with the foregoing and remain subject to the same terms and conditions (including as to vesting and forfeiture) as were applicable under such 2022 Company PSU Award immediately prior to the First Effective Time.

(e) Prior to the First Effective Time, the Company Board and/or the Compensation Committee of the Company Board shall take such action and adopt such resolutions as are required to effectuate the treatment of the Company RSU Awards and the Company PSU Awards pursuant to the terms of this Section 3.4, and to take all actions reasonably required to effectuate any provision of this Section 3.4.

3.5 Treatment of Parent Equity Compensation Awards.

(a) Parent Restricted Stock Awards. Each award of outstanding restricted Parent Class A Common Stock subject to vesting, repurchase or other lapse restriction solely based on continued service (each, a “Parent Restricted Stock Award”) granted under the Parent Long Term Incentive Plan, shall, effective as of the First Effective Time, by virtue of the Parent Merger and without any action on the part of the holder thereof, cease to represent a Parent Restricted Stock Award with respect to Parent Class A Common Stock and shall thereafter constitute a restricted stock award, on the same terms and conditions (including as to vesting and forfeiture) as were applicable under such Parent Restricted Stock Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Parent Class A Common Stock equal to the number of shares of Parent Class A Common Stock subject to such Parent Restricted Stock Award immediately prior to the First Effective Time.

(b) Parent RSU Awards. Each award of outstanding restricted stock units (including deferred share units) that is (i) subject solely to time-based vesting and (ii) payable in shares of Parent Class A Common Stock or the value of which is determined with reference to the value of shares of Parent Class A Common Stock (each a “Parent RSU Award”) granted pursuant to the Parent Long Term Incentive Plan or the Sitio Royalties Corp. Affiliate Incentive Plan shall, effective as of the First Effective Time, by virtue of the Parent Merger and without any action on the part of the holder thereof, cease to represent a Parent RSU Award with respect to Parent Class A Common Stock and shall thereafter constitute an award, on the same terms and conditions (including as to vesting and forfeiture) as were applicable under such Parent RSU Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Parent Class A Common Stock equal to the number of shares of Parent Class A Common Stock subject to such Parent RSU Award immediately prior to the First Effective Time. For the avoidance of doubt, any amounts relating to dividend equivalent rights, if any, that are accrued but unpaid under a Parent PSU Award as of the First Effective Time will carry over and will be paid if required by and in accordance with the terms and conditions (including as to vesting and forfeiture) set forth in the applicable award agreement governing such Parent RSU Award.

(c) Parent PSU Awards. Each award of outstanding restricted stock units (including deferred share units) that is (i) subject in whole or in part to performance-based vesting and (ii) payable in shares of Parent Class A Common Stock or the value of which is determined with reference to the value of shares of Parent Class A Common Stock (each a “Parent PSU Award”) granted pursuant to the Parent Long Term Incentive Plan shall, effective as of the First Effective Time, by virtue of the Parent Merger and without any action on the part of the holder thereof, cease to represent a Parent PSU Award with respect to Parent Class A Common Stock and shall thereafter constitute an award, on the same terms and conditions (including as to vesting and forfeiture) as were applicable under such Parent PSU Award immediately prior to the First Effective Time, including any provisions for acceleration, with respect to the number of shares of New Parent Class A Common Stock equal to the number of shares of Parent Class A Common Stock subject to such Parent PSU Award immediately prior to the First Effective Time. For the avoidance of doubt, any amounts relating to dividend equivalent rights, if any, that are accrued but unpaid under a Parent PSU Award as of the First Effective Time will carry over and will be paid if required by and in accordance with the terms and conditions (including as to vesting and forfeiture) set forth in the applicable award agreement governing such Parent PSU Award.

(d) Prior to the First Effective Time, the Parent Board and/or the Compensation Committee of the Parent Board shall take such action and adopt such resolutions as are required to effectuate the treatment of the Parent Restricted Stock Awards, Parent RSU Awards and Parent PSU Awards pursuant to the terms of this Section 3.5, and to take all actions reasonably required to effectuate any provision of this Section 3.5.

3.6 Parent Warrants.

(a) At the First Effective Time, each unexercised Parent Warrant outstanding immediately prior to the First Effective Time, shall be assumed by New Parent in accordance with the terms of the Warrant Agreement, and each Parent Warrant so assumed by New Parent will continue to have, and be subject to, the same terms and conditions of such Parent Warrant immediately prior to the First Effective Time, except that such Parent Warrant shall cease to represent a warrant to purchase Parent Class A Common Stock and will be converted into a warrant

(a “New Parent Warrant”) exercisable for the New Parent Class A Common Stock which the Parent Class A Common Stock issuable upon exercise of such Parent Warrant immediately prior to the First Effective Time would have been entitled to receive upon consummation of the Parent Merger. New Parent shall reserve for future issuance a number of shares of New Parent Class A Common Stock at least equal to the number of shares of New Parent Class A Common Stock that will be subject to the New Parent Warrants.

(b) In furtherance of the foregoing, prior to the First Effective Time and in accordance with the Warrant Agreement, Parent shall use its reasonable best efforts to take such actions and deliver such documents as are required pursuant to the Parent Warrants and by the warrant agent for the Parent Warrants.

3.7 Exchange.

(a) Exchange Agent; Exchange Fund. Prior to the First Effective Time, New Parent shall, and Parent shall cause New Parent to, enter into an agreement with the Company’s transfer agent or such other Person acceptable to the Company to act as agent for the holders of Eligible Shares and Opco LLC Units in connection with the Company Merger and the Opco Merger (the “Exchange Agent”) and to receive the Company Merger Consideration and Opco Merger Consideration, as applicable, and cash sufficient to pay cash in lieu of fractional shares, pursuant to Section 3.7(i) to which such holders may become entitled pursuant to this Article III. At or prior to the First Effective Time, New Parent shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the former holders of Eligible Shares, for issuance in accordance with this Article III through the Exchange Agent, the number of shares of New Parent Class A Common Stock and New Parent Class C

Common Stock issuable to the holders of Eligible Class A Shares and Eligible Class B Shares, respectively, outstanding immediately prior to the First Effective Time pursuant to Section 3.1. As promptly as practicable after the Second Effective Time, Opco LP shall make available to the Exchange Agent certificates representing the Opco LP Units issuable pursuant to Section 3.3, bearing customary legends noting that such securities constitute restricted securities under the Securities Act (or make appropriate alternative arrangements if uncertificated Opco LP Units represented by a book entry will be issued). Parent, New Parent and Opco LP agree to make available to the Exchange Agent, from time to time as needed, cash sufficient to pay any dividends and other distributions pursuant to Section 3.7(g) and to make payments in lieu of fractional shares pursuant to Section 3.7(i). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the applicable Merger Consideration contemplated to be issued in exchange for Eligible Shares and Opco LLC Units, as applicable, pursuant to this Agreement out of the Exchange Fund. Except as contemplated by this Section 3.7(a) and Sections 3.7(g) and 3.7(i), the Exchange Fund shall not be used for any other purpose. Any cash, shares of New Parent Common Stock or Opco LP Units deposited with the Exchange Agent (including as payment fractional shares in accordance with Section 3.7(i) and for any dividends or other distributions in accordance with Section 3.7(g)) shall hereinafter be referred to as the “Exchange Fund.” Parent, New Parent, Opco LP or the Bass Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of shares for the Company Merger Consideration and the Opco Merger Consideration. Any interest or other income resulting from investment of the cash portion of the Exchange Fund shall become part of the Exchange Fund.

(b) Exchange Procedures.

(i) As soon as practicable after the Second Effective Time, but in no event more than two (2) Business Days after the Closing Date, New Parent shall cause the Exchange Agent to deliver to each record holder (A) as of immediately prior to the First Effective Time, of an outstanding certificate or certificates that immediately prior to the First Effective Time represented Eligible Shares (the “Certificates”), or (B) as of immediately prior to the Second Effective Time, of Opco LLC Units identified on the Opco Schedule a letter of transmittal (“Letter of Transmittal”) (which with respect to holders of Certificates, shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such person shall pass, only upon proper delivery of the Certificates to the Exchange Agent, and which shall be in a customary form and agreed to by Parent and the Company prior to the Closing) and instructions for use in effecting the surrender of the Certificates or Opco LLC Units for delivery of the Company Merger Consideration or the Opco Merger Consideration, as applicable, in each case as set forth in Section 3.1.

(ii) Upon surrender to the Exchange Agent of a Certificate, together with the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other customary documents as may be reasonably required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) one or more shares of the applicable New Parent Common Stock (which shall be in uncertificated book-entry form unless a physical certificate is requested by such holder) representing, in the aggregate, the whole number of shares of the applicable New Parent Common Stock, if any, that such holder has the right to receive pursuant to Section 3.1 (after taking into account all Eligible Shares then held by such holder) and (B) a check in the amount equal to the cash payable in lieu of any fractional shares of the applicable New Parent Common Stock pursuant to Section 3.7(i) and in respect of any dividends and other distributions payable pursuant to Section 3.7(g). Upon delivery by a holder of Opco LLC Units of a Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other customary documents as may be reasonably required by the Exchange Agent, the holder of such Opco LLC Units shall be entitled to receive in exchange therefor (A) one or more Opco LP Units (which shall be in certificated form unless Opco LP and the Exchange Agent arrange for such Opco LP Units to be issued by book entry) representing, in the aggregate, the whole number of Opco LP Units, if any, that such holder has the right to receive pursuant to Section 3.1 and (B) a check in the amount equal to the cash payable in lieu of any fractional Opco LP Units pursuant to Section 3.7(i) and in respect of any dividends and other distributions payable pursuant to Section 3.7(g). As promptly as practicable after the First Effective Time and in any event not later than the third Business Day thereafter, the Bass Surviving Corporation shall cause the Exchange Agent to issue and send to each holder of uncertificated Eligible Shares represented by book entry (“Book-Entry Shares”) (A) that number of whole shares of the applicable New Parent Common Stock to which such holder of Book-Entry Shares shall have become entitled pursuant to the provisions of Section 3.1(b)(i) (which shall be in uncertificated book-entry form unless a physical certificate is requested by such holder) and (B) a check in the amount equal to the cash payable in lieu of any fractional shares of New Parent Class A Common Stock pursuant to Section 3.7(i) and in respect of any dividends and other distributions payable pursuant to Section 3.7(g) without such holder being required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent, and such Book-Entry Shares shall then be cancelled. No interest shall be paid or accrued for the benefit of holders of the Certificates, Book-Entry Shares or Opco LLC Units on the Company Merger Consideration or Opco Merger Consideration, as applicable, payable in respect of the Certificates, Book-Entry Shares or Opco LLC Units, as applicable. If delivery of the Merger Consideration is to be made to a Person other than the record holder of such shares of Company Class A Common Stock, Company Class B Common Stock or Opco LLC Units, it shall be a condition of delivery that shares of Company Class A Common Stock, Company Class B Common Stock or Opco LLC Units so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such delivery shall have paid any Transfer Taxes and other Taxes required by reason of the delivery of the Company Merger Consideration or Opco Merger Consideration, as applicable, to a Person other than the registered holder of such shares surrendered or shall have established to the satisfaction of Parent that such Taxes either have been paid or are not applicable. Until surrendered as contemplated by this Section 3.7(b)(ii), each Certificate, each Book-Entry Share and each Opco LLC Unit shall be deemed at any time after the First Effective Time or Second Effective Time, as applicable, to represent only the right to receive upon such surrender the Company Merger Consideration or Opco Merger Consideration, as applicable, deliverable in respect thereof, cash in lieu of any fractional shares of New Parent Class A Common Stock or fractional Opco LP Units, as applicable, to which such holder is entitled pursuant to Section 3.7(i) and in respect of any dividends or other distributions to which such holder is entitled pursuant to Section 3.7(g).

(c) Termination of Rights. (x) All Company Merger Consideration or Opco Merger Consideration, as applicable, and (y) any dividends or other distributions with respect to New Parent Class A Common Stock or Opco LP Units, as applicable, pursuant to Section 3.7(g) and any cash in lieu of fractional shares of New Parent Class A Common Stock or Opco LP Units, as applicable, pursuant to Section 3.7(i), delivered or paid upon the surrender of and in exchange for Eligible Class A Shares, Eligible Class B Shares or Opco LLC Units, as applicable, in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Eligible Class A Shares, Eligible Class B Shares or Opco LLC Units, as applicable. At the First Effective Time, the stock transfer books of the Company shall be closed immediately, and there shall be no further registration of transfers on the stock transfer books of the Company of the shares of Company Class A Common Stock or Company Class B Common Stock that were outstanding immediately prior to the First Effective Time. At the Second Effective Time, the transfer books of Opco LLC shall be closed immediately, and there shall be no further registration of transfers on the transfer books of Opco LLC of the Opco LLC Units that were outstanding immediately prior to the Second Effective Time. If, after the First Effective Time, Certificates are presented to the Bass Surviving Corporation or the Exchange Agent for transfer, or transfer is sought for Book-Entry Shares, such Certificates or Book-Entry Shares shall be cancelled and exchanged as provided in this Article III, subject to applicable Law in the case of Dissenting Shares.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to the former Company Stockholders and holders of Opco LLC Units on the 365th day after the Closing Date shall be delivered to the Bass Surviving Corporation (in the case of Company Common Stock) or Opco Surviving Company (in the case of Opco LLC Units), as applicable, upon demand, and any former Company Stockholders or holders of Opco LLC Units who have not theretofore received the Company Merger Consideration or Opco Merger Consideration, as applicable, any cash in lieu of fractional shares of Parent Class A Common Stock or

Opco LP Units, as applicable, to which they are entitled pursuant to Section 3.7(i) and any dividends or other distributions with respect to New Parent Common Stock or Opco LP Units, as applicable, to which they are entitled pursuant to Section 3.7(g), in each case without interest thereon, to which they are entitled under this Article III shall thereafter look only to the Bass Surviving Corporation, Opco LP and New Parent for payment of their claim for such amounts.

(e) No Liability. None of the Company, the Bass Surviving Corporation, the Snapper Surviving Corporation, the Opco Surviving Company, Parent, New Parent, Opco LP, Opco LLC, Snapper Merger Sub, Bass Merger Sub, the Exchange Agent or any other Person shall be liable to any Person for any portion of Company Merger Consideration or Opco Merger Consideration properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate or Opco LLC Unit has not been surrendered prior to the time that is immediately prior to the time at which Company Merger Consideration or Opco Merger Consideration, as applicable, in respect of such Certificate or Opco LLC Unit would otherwise escheat to or become the property of any Governmental Entity, any such shares, cash, dividends or distributions in respect of such Certificate or Opco LLC Unit shall, to the extent permitted by applicable Law, become the property of Parent or Opco LP, as applicable, free and clear of all claims or interest of any Person previously entitled thereto.

(f) Lost, Stolen, or Destroyed Certificates. If any Certificate (other than a Certificate evidencing Excluded Company Shares) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by the Bass Surviving Corporation or New Parent, the posting by such Person of a bond in such reasonable amount as the Bass Surviving Corporation or New Parent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Company Merger Consideration payable in respect of the shares of Company Class A Common Stock formerly represented by such Certificate, any cash in lieu of fractional shares of New Parent Class A Common Stock to which the holders thereof are entitled pursuant to Section 3.7(i) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 3.7(g).

(g) Distributions with Respect to Unexchanged Shares of New Parent Class A Common Stock and Opco LP Units. No dividends or other distributions declared or made with respect to shares of New Parent Class A Common Stock or Opco LP Units with a record date after the First Effective Time or Second Effective Time, as applicable, shall be paid to (i) the holder of any unsurrendered Certificate with respect to the whole shares of New Parent Class A Common Stock that such holder would be entitled to receive upon surrender of such Certificate and no cash payment in lieu of fractional shares of New Parent Class A Common Stock shall be paid to any such holder, in each case until such holder shall surrender such Certificate in accordance with this Section 3.7 or (ii) the holder of any Opco LLC Units with respect to the whole Opco LP Units that such holder would be entitled to receive upon surrender of such Opco LLC Units and no cash payment in lieu of fractional Opco LP Units shall be paid to any such holder, in each case until such holder shall deliver to the Exchange Agent a duly completed and validly executed Letter of Transmittal in accordance with this Section 3.7. Following surrender of any such Certificate or the delivery of a duly completed and validly executed Letter of Transmittal by a holder of Opco LLC Units, there shall be paid to such holder of whole shares of New Parent Class A Common Stock or whole Opco LP Units issuable in exchange therefor, as applicable, without interest, (i) promptly after the time of such surrender or delivery, as applicable, the amount of dividends or other distributions with a record date after the First Effective Time or Second Effective Time, as applicable, theretofore paid with respect to such whole shares of New Parent Class A Common Stock or whole Opco LP Units, as applicable, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the First Effective Time or Second Effective Time, as applicable, but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of New Parent Class A Common Stock or whole Opco LP Units, as applicable. For purposes of dividends or other distributions in respect of shares of New Parent Class A Common Stock or Opco LP Units, all whole shares of New Parent Class A Common Stock or Opco LP Units to be issued pursuant to the Parent Merger and the Opco Merger, respectively, shall be entitled to dividends pursuant to the immediately preceding sentence as if such whole shares of New Parent Class A Common Stock or whole Opco LP Units were issued and outstanding as of the First Effective Time or Second Effective Time, as applicable.

(h) Distributions with Respect to Exchanged Book-Entry Shares. Notwithstanding anything herein to the contrary, holders of Book-Entry Shares who are entitled to receive shares of New Parent Class A Common Stock under this Article III shall be paid (A) at the time of delivery of such New Parent Class A Common Stock by the Exchange Agent under Section 3.7(b), the amount of dividends or other distributions with a record date after the First Effective Time theretofore paid with respect to such whole shares of New Parent Class A Common Stock, and the amount of any cash payable in lieu of a fractional share of New Parent Class A Common Stock to which such holder is entitled pursuant to Section 3.7(i) and (B) at the appropriate payment date, the amount of dividends or other distributions with a record date after the First Effective Time but prior to the time of such delivery by the Exchange Agent under Section 3.7(b) and a payment date subsequent to the time of such delivery by the Exchange Agent under Section 3.7(b) payable with respect to such whole shares of New Parent Class A Common Stock.

(i) No Fractional Shares of New Parent Common Stock or Fractional Opco LP Units.

(i) No certificates or scrip or shares representing fractional shares of New Parent Common Stock or Opco LP Units shall be issued upon the surrender for exchange of Certificates, Book-Entry Shares or Opco LLC Units, as applicable, and such fractional share or unit interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of New Parent or a unitholder of Opco LP or a holder of Opco LP Units, as applicable.

(ii) Notwithstanding any other provision of this Agreement, each holder of Eligible Shares exchanged pursuant to the Company Merger who would otherwise have been entitled to receive a fraction of a New Parent Common Stock (after taking into account all Certificates or Book-Entry Shares delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fraction as determined below. As promptly as practicable following the First Effective Time, the Exchange Agent shall determine the excess of (i) the number of full shares of New Parent Class A Common Stock delivered to the Exchange Agent by Parent for issuance to holders of Certificates or Book-Entry Shares over (ii) the aggregate number of full shares of New Parent Class A Common Stock to be distributed to holders of Certificates or Book-Entry Shares (such excess being herein referred to as the “Excess Shares”). As soon as practicable after the First Effective Time, the Exchange Agent, as agent for such holders of Certificates or Book-Entry Shares, shall sell the Excess Shares at then prevailing prices on the NYSE, all in the manner provided herein.

(iii) The sale of the Excess Shares by the Exchange Agent shall be executed on the NYSE and shall be executed in round lots to the extent practicable. Until the net proceeds of any such sale or sales have been distributed to the holders of applicable Certificates or Book-Entry Shares, the Exchange Agent shall hold such proceeds in trust for such holders. The net proceeds of any such sale or sales of Excess Shares to be distributed to the holders of Certificates or Book-Entry Shares shall be reduced by any and all commissions, transfer taxes and other out-of-pocket transaction costs, as well as any expenses, of the Exchange Agent incurred in connection with such sale or sales. The Exchange Agent shall determine the portion of such net proceeds to which each holder of applicable Certificates or Book-Entry Shares shall be entitled, if any, by multiplying the amount of the aggregate net proceeds by a fraction, the numerator of which is the amount of the fractional share interest to which such holder of applicable Certificates or Book-Entry Shares is entitled (after taking into account all applicable Certificates and Book-Entry Shares then held by such holder) and the denominator of which is the aggregate amount of fractional share interests to which all holders of applicable Certificates or Book-Entry Shares are entitled. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of applicable Certificates or Book-Entry Shares with respect to any fractional share interests, the Exchange Agent shall promptly pay such amounts to such holders subject to and in accordance with this Section 3.7(i). The payment of cash in lieu of fractional shares of New Parent Common Stock is not separately bargained-for consideration but merely represents a mechanical rounding-off of the fractions in the exchange contemplated by this Article III.

(iv) Notwithstanding any other provision of this Agreement, each holder of Opco LLC Units exchanged pursuant to the Opco Merger who would otherwise have been entitled to receive a fraction of an Opco LP Unit (after taking into account all Opco LLC Units delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of an Opco LP Unit multiplied by (ii) the volume weighted average price of Parent Class A Common Stock for the five (5) consecutive trading days immediately prior to the Closing Date as reported by Bloomberg, L.P. As promptly as practicable after the determination of the amount of such cash, if any, to be paid to the holders of fractional interests, the Exchange Agent shall so notify Opco LP, and Opco LP shall cause the Exchange Agent to forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

(v) Notwithstanding any other provision of this Agreement, if any holder of Company Class B Common Stock would otherwise be entitled to receive a fraction of a share of New Parent Class C Common Stock (after taking into account all Book-Entry Shares delivered by such holder), such fraction of a share of New Parent Class C Common Stock shall be canceled, and such holder shall not be entitled to any additional consideration in exchange for such fractional share of New Parent Class C Common Stock. The Parties acknowledge and agree that any such fractional shares of New Parent Class C Common Stock have no fair value for purposes of Section 155 of the DGCL.

(j) Withholding Taxes.

(i) New Parent, Parent, the Snapper Surviving Corporation, the Company, the Bass Surviving Corporation, Opco LP, the Opco Surviving Company, Opco LLC and the Exchange Agent shall be entitled to deduct and withhold from any amounts otherwise payable to any holder of Eligible Shares, Opco LLC Units or Company Stock Awards pursuant to this Agreement any amount required to be deducted and withheld with respect to the making of such payment under applicable Law (and to the extent deduction and withholding is required, such deduction and withholding may be taken in New Parent Common Stock or Opco LP Units). To the extent such amounts are so deducted or withheld and paid over to the relevant Taxing Authority by New Parent, Parent, the Snapper Surviving Corporation, the Company, the Bass Surviving Corporation, Opco LP, the Opco Surviving Company, Opco LLC and the Exchange Agent, as the case may be, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Eligible Shares, Opco LLC Units or Company Stock Awards to whom such amounts would have been paid absent such deduction or withholding by New Parent, Parent, the Snapper Surviving Corporation, the Company, the Bass Surviving Corporation, Opco LP, the Opco Surviving Company, Opco LLC and the Exchange Agent, as the case may be.

(ii) Opco LLC shall use commercially reasonable efforts to deliver to New Parent and Opco LP at or prior to the Closing a properly executed certificate of non-foreign status or IRS Form W-9 meeting the requirements of Code Sections 1445 and 1446(f) (and the applicable regulations thereunder), in a form reasonably acceptable to Parent and Opco LP, with respect to itself and each holder of Opco LLC Units.

(k) Exchange of Parent Common Stock. Each Parent Certificate immediately prior to the First Effective Time shall, from and after the First Effective Time and as a result of the Parent Merger, represent an equivalent number of shares of applicable New Parent Common Stock. At the First Effective Time, New Parent shall cause the Exchange Agent to credit in the stock ledger and other appropriate books and records of New Parent an equivalent number of shares of applicable New Parent Common Stock for any uncertificated shares of Parent Common Stock (other than any Excluded Parent Shares); provided, however, that if an exchange of Parent Certificates for new certificates is required by Law or applicable rule or regulation, or is desired at any time by New Parent, in its sole discretion, New Parent shall arrange for such exchange on a one-for-one-share basis. For the avoidance of doubt, from and after the First Effective Time, the former holders of Parent Class A Common Stock, which has been converted into New Parent Class A Common Stock at the First Effective Time, shall be entitled to receive any dividends and distributions which may be made with respect to such shares of New Parent Class A Common Stock.

3.8 Dissenters’ Rights. Notwithstanding anything in this Agreement to the contrary, shares of Company Class B Common Stock and Parent Class C Common Stock issued and outstanding immediately prior to the First Effective Time that are held by any holder who is entitled to demand and properly demands appraisal of such shares pursuant to Section 262 of the DGCL (“Dissenting Shares”) shall be treated in accordance with Section 262 of the DGCL. The Company shall serve prompt notice to Parent of any demands for appraisal of any shares of Company Class B Common Stock, attempted withdrawals of such notices or demands and any other instruments received by the Company relating to rights to appraisal, and Parent shall have the right to participate in and direct all negotiations and Proceedings with respect to such demands. Parent shall serve prompt notice to the Company of any demands for appraisal of any shares of Parent Class C Common Stock, attempted withdrawals of such notices or demands and any other instruments received by the Company relating to rights to appraisal, and the Company shall have the right to participate in and direct all negotiations and Proceedings with respect to such demands. Neither the Company nor Parent, without the prior written consent of the other, shall make any payment with respect to, settle or offer to settle, or approve any withdrawal of any such demands. For the avoidance of doubt, (a) no dissenters’ or appraisal rights shall be available with respect to the Company Class A Common Stock, Parent Class A Common Stock or with respect to the Opco LLC Units and, (b) as such, appraisal rights shall be limited to an appraisal, pursuant to Section 262 of the DGCL, solely of the fair value of the Company Class B Common Stock or Parent Class C Common Stock, as applicable.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES

Except as set forth in the disclosure letter dated as of the date of this Agreement and delivered by the Company Parties to Parent on or prior to the date of this Agreement (the “Company Disclosure Letter”) (it being agreed that the disclosure of any information in a particular section or subsection of the Company Disclosure Letter shall be deemed disclosure of such information with respect to any other section or subsection of this Agreement to which the relevance of such information is readily apparent on its face), and except as disclosed in the Company SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) (excluding any disclosures in any risk factors section, in any section related to forward-looking statements and other disclosures that are predictive or forward-looking in nature) filed with or furnished to the SEC and publicly available on EDGAR prior to the date of this Agreement, the Company Parties represent and warrant to the Parent Parties as follows:

4.1 Organization, Standing and Power. Each Company Party and its Subsidiaries is a corporation, partnership or limited liability company duly organized, as the case may be, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, with all requisite entity power and authority to own, lease and operate its properties and to carry on its business as now being conducted, other than where the failure to be so organized or to have such power, authority or standing would not reasonably be expected to have, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole. Each Company Party and its Subsidiaries is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to so qualify or be in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company (a “Company Material Adverse Effect”). Each of the Company Parties has previously made available to Parent complete and correct copies of its Organizational Documents.

4.2 Capital Structure.

(a) As of the date of this Agreement, the authorized capital stock of the Company consists of 400,000,000 shares of Company Class A Common Stock, 150,000,000 shares of Company Class B Common Stock and 50,000,000 shares of preferred stock, par value $0.01 per share (“Company Preferred Stock” and, together with the Company Common Stock, the “Company Capital Stock”). At the close of business on September 2, 2022: (i) 54,175,458 shares of Company Class A Common Stock (excluding treasury shares) were issued and outstanding, (ii) 6,270,684 shares of Company Class B Common Stock (excluding treasury shares) were issued and outstanding, (iii) 6,270,684 Opco LLC Units and 6,270,684 shares of Company Class B Common Stock were issued and outstanding and not held by the Company or any of its Subsidiaries, (iv) 54,175,458 Opco LLC Units were issued and outstanding and held by the Company and its wholly owned Subsidiaries, (v) 558,699 shares of Company Class A Common Stock and no shares of Company Class B Common Stock were held by the Company in its treasury, (vi) no shares of Company Preferred Stock were issued and outstanding or held by the Company in its treasury, (vii) (A) 5,999,600 shares of Company Class A Common Stock were reserved for issuance pursuant to the Company 2019 Plan, (B) 818,103 shares of Company Class A Common Stock were subject to outstanding Company RSU Awards and (C) 2,287,102 shares of Company Class A Common Stock were subject to outstanding Company PSU Awards (assuming maximum levels of performance are achieved) and (viii) 6,270,684 shares of Company Class A Common Stock are available for issuance in exchange for Opco LLC Units (together with the corresponding shares of Company Class B Common Stock).

(b) All outstanding shares of Company Common Stock are validly issued, fully paid and non-assessable and are not subject to preemptive rights. All outstanding shares of Company Common Stock have been issued and granted in compliance in all material respects with (i) applicable securities Laws and other applicable Law and (ii) all requirements set forth in applicable contracts. As of the close of business on September 2, 2022, except as set forth in this Section 4.2, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company or any of its Subsidiaries any capital stock of the Company or Securities convertible into or exchangeable or exercisable for capital stock of the Company (and the exercise, conversion, purchase, exchange or other similar price thereof). Except as set forth in this Section 4.2, Section 4.2 of the Company Disclosure Letter, in the Organizational Documents of the Company or Opco LLC or resulting from any issuance after the date of this Agreement permitted by Section 6.1(b)(ii), and except for changes since September 2, 2022 resulting from the settlement of Company RSU Awards or Company PSU Awards, there are outstanding: (A) no shares of Company Capital Stock, (B) no Securities of the Company or any Subsidiary of the Company convertible into or exchangeable or exercisable for shares of Company Capital Stock or other voting Securities of the Company and (C) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which the Company or any Subsidiary of the Company is a party or by which it is bound in any case obligating the Company or any Subsidiary of the Company to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of Company Capital Stock or other voting Securities of the Company, or obligating the Company or any Subsidiary of the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Other than the Company Stockholders’ Agreement, there are not any stockholder agreements, voting trusts or other agreements to which the Company is a party or by which it is bound relating to the voting of any shares of the Company Capital Stock.

(c) Section 4.2(c) of the Company Disclosure Letter sets forth as of the date hereof all of the issued and outstanding Securities of each Subsidiary of the Company, other than Opco LLC, and the record owner and beneficial owners thereof. Except with respect to Opco LLC, the Company or another Subsidiary of the Company owns, directly or indirectly, all of the issued and outstanding Securities of each Subsidiary of the Company, free and clear of any Encumbrances, other than Permitted Encumbrances or transfer restrictions of general applicability as may be provided under the Securities Act or other applicable securities Laws or any transfer restrictions set forth in the Organizational Documents of such Subsidiary, and all of such Securities have been duly authorized and validly issued and are fully paid (to the extent required under the Organizational Documents of such entity), nonassessable (except to the extent non-assessability may be affected by Section 18-607 of the DLLCA, as applicable) and free of preemptive rights to the extent such concepts are applicable to the organizational type of a particular Subsidiary of the Company. As of the date of this Agreement, the Company has no obligations, whether contingent or otherwise, to consummate any material additional investment in any Person other than its Subsidiaries listed on Section 4.2(c) of the Company Disclosure Letter.

(d) Section 4.2(d) of the Company Disclosure Letter sets forth for each Company Stock Award, the holder thereof, type of award, grant date, number of shares, for 2022 Company Stock Awards, the vesting schedule and, if applicable to any Company Stock Awards, exercise price and expiration date. To the extent that Opco LLC Units are incentive units, Section 4.2(d) of the Company Disclosure Letter also sets forth for each award of incentive units, the holder thereof, type of award, grant date, number of shares, vesting schedule (including any vesting acceleration provisions) and, if applicable, exercise price and expiration date. Five days prior to the Closing Date, the Company will provide Parent with a revised version of Section 4.2(d) of the Company Disclosure Letter, updated as of the most recent practicable date.

4.3 Authority; No Violations; Consents and Approvals.

(a) Each Company Party has all requisite corporate or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company Parties and the consummation by the Company Parties of the Transactions have been duly authorized by all necessary corporate or limited liability company action on the part of the Company Parties, subject, in the case of the consummation of the Company Merger, to obtaining the Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company Parties and, assuming the due and valid execution of this Agreement by each Parent Party, constitutes a valid and binding obligation of each Company Party, enforceable against such Company Party in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity regardless of whether such enforceability is considered in a Proceeding in equity or at law (collectively, “Creditors’ Rights”). The Company Board, at a meeting duly called and held, (i) determined that this Agreement and the transactions contemplated hereby, including the Company Merger and the Opco Merger, are fair to, and in the best interests of, holders of Company Common Stock, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Company Merger, and (iii) resolved to recommend that the holders of Company Common Stock approve and adopt this Agreement and the transactions contemplated hereby, including the Company Merger (such recommendation described in clause (iii), the “Company Board Recommendation”).

(b) The Company Board, on behalf of the Company, in its capacity as the managing member of Opco LLC, has adopted resolutions (i) determining that this Agreement and the Transactions, including the Opco Merger, are fair to, and in the best interests of, Opco LLC and its members and (ii) approving and declaring advisable this Agreement and the Transactions, including the Opco Merger, which resolutions have not been subsequently rescinded, modified or withdrawn in any way, except as may be permitted by Section 6.3.

(c) The Company Stockholder Approval and the Opco Unitholder Approval are the only votes of the holders of any class or series of the Company’s or Opco LLC’s capital stock or other Securities necessary to approve and adopt this Agreement, the Company Merger and the Opco Merger. No vote of the holders of any class or series of the Company’s or Opco LLC’s capital stock or other Securities is required in connection with the consummation of any of the Transactions other than the Company Merger and the Opco Merger.

(d) The execution and delivery of this Agreement does not, and the consummation of the Transactions will not (with or without notice or lapse of time, or both) (i) contravene, conflict with or result in a violation of any provision of the Organizational Documents of any Company Party (assuming that the Company Stockholder Approval and Opco Unitholder Approval are obtained), (ii) result in a violation of, or default under, or acceleration of any material obligation or the loss of a material benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of any Company Party or any of their respective Subsidiaries under, any provision of any Company Contract to which any Company Party or any of their respective Subsidiaries is a party or by which the Company Parties or any of their respective Subsidiaries or their respective properties or assets are bound, or (iii) assuming the Consents referred to in Section 4.4 are duly and timely obtained or made and the Company Stockholder Approval has been obtained, contravene, conflict with or result in a violation of any Law applicable to the Company Parties or any of their respective Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such contraventions, conflicts, violations, defaults, acceleration, losses or Encumbrances that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.4 Consents. No Consent from any Governmental Entity is required to be obtained or made by the Company Parties or any of their respective Subsidiaries in connection with the execution and delivery of this Agreement by the Company Parties or the consummation by the Company Parties of the Transactions, except for: (a) the filing of a premerger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), and the expiration or termination of the applicable waiting period with respect thereto; (b) the filing with the SEC of (i) the Joint Consent Solicitation Statement/Proxy Statement/Prospectus and (ii) such reports under Section 13(a) of the Exchange Act, and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the Transactions; (c) the filing of the Certificates of Merger with the Delaware Secretary of State; (d) filings with the NYSE; (e) such filings and approvals as may be required by any applicable state securities or “blue sky” Laws or Takeover Laws; and (f) any such Consent that the failure to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.5 SEC Documents; Financial Statements.

(a) The Company SEC Documents include all forms, reports, schedules and statements required to be filed or furnished under the Securities Act or the Exchange Act, respectively, by the Company since January 1, 2021. As of their respective dates, each of the Company SEC Documents, as amended, complied as to form in all material respects with the applicable requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of such Company SEC Documents contained, when filed or, if amended prior to the date of this Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The financial statements of (i) the Company included in the Company SEC Documents, and (ii) to the knowledge of the Company, any other Person included in the Company SEC Documents, in each case, including all notes and schedules thereto, complied in all material respects, when filed or if amended prior to the date of this Agreement, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of the Company and its consolidated Subsidiaries or such Person, as applicable, as of their respective dates and the results of operations and the cash flows of the Company and its consolidated Subsidiaries or such Person, as applicable, for the periods presented therein. For the avoidance of doubt, no representations or warranties are made by the Company pursuant to this Section 4.5(b) with respect to any financial statements or other financial information furnished by Parent and included in the Registration Statement or the proxy statement/prospectus filed with the SEC in preliminary and definitive form (the “Joint Consent Solicitation Statement/Proxy Statement/Prospectus”) relating to the Mergers and the other Transactions.

(c) The unaudited pro forma financial information and the related notes thereto included in the Company SEC Documents have been prepared in accordance with the SEC’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Company SEC Documents. For the avoidance of doubt, no representations or warranties are made by the Company pursuant to this Section 4.5(c) with respect to any unaudited pro forma financial information or related notes included in the Registration Statement or the Joint Consent Solicitation Statement/Proxy Statement/Prospectus (except as contemplated by Section 4.8).

4.6 Absence of Certain Changes or Events.

(a) Since December 31, 2021, there has not been any event, change, effect or development that, individually or in the aggregate, had or would reasonably be expected to have a Company Material Adverse Effect.

(b) Except as set forth on Section 4.6(b) of the Company Disclosure Letter, from December 31, 2021 through the date of this Agreement, the Company and its Subsidiaries have conducted their business in the ordinary course of business in all material respects.

(c) Except as set forth on Section 4.6(c) of the Company Disclosure Letter, from December 31, 2021 through the date of this Agreement, neither the Company nor any of its Subsidiaries has taken, or agreed, committed, arranged, authorized or entered into any understanding to take, any action that, if taken after the date of this Agreement, would (without Parent’s prior written consent) have constituted a breach of any of the covenants set forth in Section 6.1(b).

4.7 No Undisclosed Material Liabilities. Except as set forth on Section 4.7 of the Company Disclosure Letter, there are no liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities adequately provided for on the balance sheet of the Company dated as of June 30, 2022 (including the notes thereto) contained in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2022; (b) liabilities incurred in the ordinary course of business subsequent to June 30, 2022; (c) liabilities incurred in connection with the Transactions; (d) liabilities incurred as permitted under Section 6.1(b)(xiii); and (e) liabilities that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.8 Information Supplied. None of the information supplied or to be supplied by the Company Parties for inclusion or incorporation by reference in (a) the registration statement on Form S-4 to be filed with the SEC by New Parent pursuant to which the Merger Consideration and the Parent Merger Consideration issuable in the Mergers and the shares of New Parent Class A Common Stock issuable upon the exercise of New Parent Warrants will be registered with the SEC (including any amendments or supplements, the “Registration Statement”) shall, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or (b) the Joint Consent Solicitation Statement/Proxy Statement/Prospectus will, at the date it is first mailed to the Company Stockholders and to the Parent Stockholders and at the time of the meeting of the Company Stockholders to consider the adoption of this Agreement (including any postponement, adjournment or recess thereof, the “Company Stockholders Meeting”), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Subject to the accuracy of the first sentence of Section 5.8, the Joint Consent Solicitation Statement/Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; provided, however, that no representation is made by any Company Party with respect to statements made therein based on information supplied by or on behalf of the Parent Parties specifically for inclusion or incorporation by reference therein.

4.9 Company Permits; Compliance with Applicable Law. The Company and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, franchises and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the “Company Permits”), except where the failure to so hold would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The businesses of the Company and its Subsidiaries are not currently being conducted, and at no time since January 1, 2021 have been conducted, in violation of any applicable Law, except for violations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date of this Agreement, to the knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or threatened, other than those the outcome of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.10 Compensation; Benefits.

(a) Set forth on Section 4.10 of the Company Disclosure Letter is a list, as of the date hereof, of all of the Employee Benefit Plans of the Company or any of its Subsidiaries (the “Company Plans”), except that such list need not include any Company Plan that is immaterial. True, correct and complete copies of each of the Company Plans and related trust documents and favorable determination or opinion letters, if applicable, have been furnished or made available to Parent or its Representatives upon the request of Parent, along with the most recent report filed on Form 5500 and summary plan description with respect to each Company Plan required to file a Form 5500.

(b) Each Company Plan has been maintained in compliance with all applicable Laws, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each Company Plan that is intended to be qualified under Section 401(a) of the Code has received or has reliance upon a favorable determination or opinion letter from the Internal Revenue Service and, to the knowledge of the Company, no circumstances exist that would reasonably be expected to result in any such letter being revoked or any such plan being disqualified.

(c) As of the date of this Agreement, there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened against, or with respect to, any of the Company Plans, except for such pending actions, suits or claims that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d) All material contributions required to be made to the Company Plans pursuant to their terms have been timely made.

(e) There are no material unfunded benefit obligations with respect to any Company Plan that have not been properly accrued for in the Company’s financial statements or disclosed in the notes thereto in accordance with GAAP.

(f) None of the Company nor any member of its Aggregated Group contributes to or has an obligation to contribute to or otherwise has any liability (actual or contingent) with respect to, and no Company Plan is, a plan subject to Title IV of ERISA (including a multiemployer plan within the meaning of Section 3(37) of ERISA), Section 302 of ERISA, or Section 412 of the Code.

(g) Except for continuation coverage to be provided, and for no longer than the continuation coverage is required to be provided, pursuant to Section 4980B of the Code or any similar state Law, neither the Company nor any of its Subsidiaries has any current or projected liability for, and no Company Plan provides or promises, any postemployment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any director, officer, or employee (including any former director, officer, or employee) of the Company or any of its Subsidiaries.

(h) Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former service provider of the Company or any of its Subsidiaries for any Tax incurred by such service provider under Section 409A or 4999 of the Code.

(i) Except as provided under this Agreement or as set forth in Section 4.10(i) of the Company Disclosure Letter, with respect to each director, officer, or employee (including each former director, officer, or employee) of the Company or any of its Subsidiaries, the consummation of the Transactions will not, either alone or together with any other event, (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Company Plan, or (iii) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

4.11 Labor Matters.

(a) As of the date of this Agreement, (i) neither the Company nor any of its Subsidiaries is a party to or is currently negotiating to enter into any collective bargaining agreement or other agreement with any labor union, (ii) there is no pending union representation petition involving employees of the Company or any of its Subsidiaries, and (iii) the Company does not have knowledge of any activity or Proceeding of any labor organization (or representative thereof) or employee group (or representative thereof) to organize any such employees.

(b) As of the date of this Agreement, there is no unfair labor practice, charge or grievance arising out of a collective bargaining agreement, other agreement with any labor union, or other labor-related grievance Proceeding against the Company or any of its Subsidiaries pending, or, to the knowledge of the Company, threatened, other than such matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) As of the date of this Agreement, there is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or involving the Company or any of its Subsidiaries, other than such matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d) The Company and each of its Subsidiaries are, and since January 1, 2021 have been, in compliance in all material respects with all applicable Laws respecting employment and employment practices, and there are no Proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, by or on behalf of any applicant for employment, any current or former employee or any class of the foregoing, relating to any of the foregoing applicable Laws, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship, other than any such matters described in this sentence that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2021, neither the Company nor any of its Subsidiaries has received any written notice of the intent of the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Labor or any other Governmental Entity responsible for the enforcement of labor or employment Laws to conduct an investigation with respect to the Company or any of its Subsidiaries which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.12 Taxes.

(a) All material Tax Returns required to be filed (taking into account extensions of time for filing) by the Company or any of its Subsidiaries have been timely filed. All material Taxes that are due and payable by the Company or any of its Subsidiaries (other than Taxes being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP) have been paid in full. All material withholding Tax requirements imposed on or with respect to the Company or any of its Subsidiaries have been satisfied in full.

(b) There is not in force any waiver or agreement for any extension of time for the assessment or payment of any material Tax by the Company or any of its Subsidiaries.

(c) No claim, audit, action, suit, proceeding, examination or investigation is being conducted, pending or, to the knowledge of the Company, threatened with respect to the Company or any of its Subsidiaries in respect of any material Tax.

(d) There is no outstanding material claim, assessment or deficiency against the Company or any of its Subsidiaries for any Taxes that has been asserted in writing by any Governmental Entity.

(e) Neither the Company nor any of its Subsidiaries is a party to any material Tax allocation, sharing or indemnity contract or arrangement (not including, for the avoidance of doubt (i) an agreement or arrangement solely among the members of a group the common parent of which is the Company or any of its Subsidiaries, (ii) any Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax (e.g., leases, credit agreements or other commercial agreements) or (iii) an agreement or arrangement solely among the members of a group the common parent of which is Opco LLC or any of its Subsidiaries). Neither the Company nor any of its Subsidiaries has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations § 1.1502-6 (or any similar provision of state, local or foreign Law) or as a transferee or successor.

(f) Neither the Company nor any of its Subsidiaries has participated, or is currently participating, in a “listed transaction” as defined in Treasury Regulations § 1.6011-4(b)(2).

(g) Neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (i) in the two (2) years prior to the date of this Agreement, or (ii) as part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Transactions.

(h) After consultation with Vinson & Elkins L.L.P., neither the Company nor Opco LLC has, as of the date hereof, any knowledge of any fact or circumstance that would reasonably be expected to prevent or impede: (i) the Public Company Intended Tax Treatment from being satisfied or the Private Opco Intended Tax Treatment from being satisfied, or (ii) the issuance of either of the opinions described in Section 7.2(e) or Section 7.3(e) (each a “Closing Tax Opinion” and together, the “Closing Tax Opinions”). Neither the Company nor Opco LLC has taken or agreed to take any action (other than an action provided for in this Agreement) that would reasonably be expected to prevent or impede, the Intended Tax Treatments Covenant from being satisfied or the issuance of either of the Closing Tax Opinions.

(i) Each Subsidiary of the Company that is classified as a partnership for U.S. federal income tax purposes has in effect a valid election under Section 754 of the Code.

(j) The Company is, and has been since formation, properly classified for U.S. federal income tax purposes as a corporation. Opco LLC is, and has been since formation, properly classified for U.S. federal income tax purposes as a limited liability company or disregarded entity.

4.13 Litigation. As of the date of this Agreement, except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no (a) Proceeding pending, or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or (b) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against the Company or any of its Subsidiaries.

4.14 Intellectual Property. The Company and its Subsidiaries own or have the right to use all Intellectual Property necessary for the operation of the businesses of each of the Company and its Subsidiaries as presently conducted (collectively, the “Company Intellectual Property”) free and clear of all Encumbrances except for Permitted Encumbrances, except where the failure to own or have the right to use such properties would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, the use of the Company Intellectual Property by the Company and its Subsidiaries in the operation of the business of each of the Company and its Subsidiaries as presently conducted does not infringe upon or misappropriate any Intellectual Property of any other Person, except for such matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries have taken reasonable measures to protect the confidentiality of trade secrets used in the businesses of each of the Company and its Subsidiaries as presently conducted, except where failure to do so would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.15 Real Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company and its Subsidiaries have good, valid and defensible title to all material Real Property owned by the Company or any of its Subsidiaries (collectively, the “Company Owned Real Property”) and valid leasehold estates in all material Real Property leased, subleased, licensed or otherwise occupied (whether as tenant, subtenant or pursuant to other occupancy arrangements) by the Company or any Subsidiary of the Company (collectively, including the improvements thereon, the “Company Material Leased Real Property”) free and clear of all Encumbrances, except Permitted Encumbrances, (b) each agreement under which the Company or any Subsidiary of the Company is the landlord, sublandlord, tenant, subtenant, or occupant with respect to the Company Material Leased Real Property (each, a “Company Material Real Property Lease”) to the knowledge of the Company is in full force and effect and is valid and enforceable against the parties thereto in accordance with its terms, subject, as to enforceability, to Creditors’ Rights, and neither the Company nor any of its Subsidiaries, or to the knowledge of the Company, any other party thereto, has received written notice of any default under any Company Material Real Property Lease, and (c) as of the date of this Agreement, there does not exist any pending or, to the knowledge of the Company, threatened, condemnation or eminent domain Proceedings that affect any of the Company Owned Real Property or Company Material Leased Real Property.

4.16 Mineral Property Matters.

(a) Except as would not reasonably be expected to have a Company Material Adverse Effect and except for Mineral Property (i) sold, leased or otherwise disposed of in the ordinary course of business since the dates of the reserve reports prepared by (A) Cawley, Gillespie & Associates, Inc. (collectively, the “Company Independent Petroleum Engineers” and such reserve reports, the “Company Independent Reserve Reports”) relating to the Company’s and its Subsidiaries’ interests referred to therein as of December 31, 2021 and (B) the Company relating to the Company’s and its Subsidiaries’ interests referred to therein as of June 30, 2022 (the “Company Internal Reserve Report” and collectively with the Company Independent Reserve Reports, the “Company Reserve Report”), (ii) reflected in the Company Reserve Report or in the Company SEC Documents as having been sold, leased or otherwise disposed of, or (iii) sold, leased or otherwise disposed of as permitted under Section 6.1, as of the date hereof, the Company and its Subsidiaries have Defensible Title to all Mineral Properties forming the basis for the reserves reflected in the Company Reserve Report and in each case as attributable to interests owned by the Company and its Subsidiaries. For purposes of the foregoing sentence, “Defensible Title” means the Company’s or one or more of its Subsidiaries’, as applicable, title (as of the date hereof and as of the Closing) to each of the Mineral Properties held or owned by them (or purported to be held or owned by them) that (A) entitles the Company (or one or more of its Subsidiaries, as applicable) to receive, not less than the net revenue interest share shown in the Company Reserve Report of all Hydrocarbons produced from or allocated to such Mineral Properties throughout the life of such Mineral Properties and (B) is free and clear of all Encumbrances (other than Permitted Encumbrances).

(b) Except for any such matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the factual, non-interpretive data (i) supplied by the Company to the Company Independent Petroleum Engineers relating to the Mineral Properties referred to in the Company Independent Reserve Reports by or on behalf of Parent and its Subsidiaries and (ii) prepared by the Company related to the Mineral Properties referred to in the Company Internal Reserve Reports, in each case, that was material to such firm’s estimates of proved oil and gas reserves attributable to the Minerals Properties of the Company and its Subsidiaries in connection with the preparation of the Company Reserve Report was, as of the time provided, accurate in all respects. Except for any such matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the oil and gas reserve estimates of the Company set forth in the Company Reserve Report are derived from reports that have been prepared by the Company Independent Petroleum Engineers in the case of the Company Independent Reserve Reports and the Company in the case of the Company Internal Reserve Report, and such reserve estimates fairly reflect, in all respects, the oil and gas reserves of the Company and its Subsidiaries at the dates indicated therein and are in accordance with SEC guidelines applicable thereto applied on a consistent basis throughout the periods involved. Except for changes generally affecting the oil and gas exploration, development and production industry and Hydrocarbon mineral, royalty and non-cost-bearing interest industry (including changes in commodity prices) and normal depletion by production, there has been no change in respect of the matters addressed in the Company Reserve Report that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) All royalties, revenues, and other benefits attributable or allocable to production from, or the ownership of, the Company and its Subsidiaries interest in the Mineral Properties referred to in the Company Reserve Report that are payable to the Company or its Subsidiaries are being received by the Company or its Subsidiaries in a timely and proper manner and are not being held in suspense by any operator of or purchaser of Hydrocarbon production (other than any such royalties or revenues held in suspense by operators pending execution of division orders associated with newly drilled wells, newly acquired interests, or otherwise being held in suspense in accordance with Law), except as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

(d) Except in each case as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect, neither the Company or its Subsidiaries has received any royalties, revenues, or other benefits attributable to production from or the ownership of, any Mineral Properties in excess of the royalties, revenues, or other benefits such Person is properly entitled to or that such Person would otherwise be required to remit to (or be subject to offset by) any operator, purchaser of production or other royalty owner.

(e) Except in each case as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect, the Mineral Properties referred to in the Company Reserve Report do not include any mineral interest where any of the Company or its Subsidiaries has agreed to, or will have to, directly pay and bear a share of drilling, operating or other costs as a participating mineral owner, excluding any instances where the Company or its Subsidiaries have been force pooled under applicable Law or the Company’s or such Subsidiaries’, such Person is an unleased non-participating mineral owner and/or such Person’s share of drilling, operating or other costs as a non-participating or participating mineral owner in such pooled unit or well are set off against the such Person’s share of the proceeds of production attributable to such pooled unit.

4.17 Environmental Matters. Except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) the Company and its Subsidiaries and their respective operations and assets are in compliance with Environmental Laws;

(b) as of the date of this Agreement, the Company and its Subsidiaries are not subject to any pending or, to the Company’s knowledge, threatened Proceeding under Environmental Laws;

(c) neither the Company nor any Subsidiary of the Company has caused any Release of Hazardous Materials at any property currently or, to the knowledge of the Company, formerly owned, operated or otherwise used by the Company or any of its Subsidiaries, or, to the knowledge of the Company, by any predecessors of the Company or any Subsidiary of the Company, which Releases are reasonably likely to result in material liability to the Company under Environmental Law,

(d) as of the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice asserting a liability or obligation under any Environmental Laws with respect to the investigation, remediation, removal, or monitoring of the Release of any Hazardous Materials at or from any property currently or formerly owned, operated, or otherwise used by the Company, or at or from any off-site location where Hazardous Materials from the Company’s operations have been sent for treatment, disposal storage or handling; and

(e) the Company has made available to Parent upon Parent’s request true and complete copies of any environmental site assessments, investigations, audit report, or similar documentation in its possession, custody or control relating to the Company or its Subsidiaries’ compliance with or liability under Environmental Laws, or otherwise with respect to the environmental condition of any Mineral Property.

4.18 Material Contracts.

(a) Except for any Mineral Property, oil and gas lease, top-lease, ratification of lease, lease extension, lease ratification or lease joinder, pooling agreement, production sharing agreement, allocation agreement, unitization agreement or similar instrument burdening or constituting the chain of title to any Mineral Property, Section 4.18 of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of the following contracts to or by which the Company or any of its Subsidiaries is a party or is bound as of the date of this Agreement:

(i) each “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Exchange Act);

(ii) each contract that provides for the acquisition, disposition, license, use, distribution or outsourcing of assets, services, rights or properties (excluding Mineral Properties) with respect to which the Company reasonably expects that the Company and its Subsidiaries will make annual payments in excess of $5,000,000 or aggregate payments in excess of $10,000,000;

(iii) each contract that constitutes a commitment relating to Indebtedness for borrowed money or the deferred purchase price of property by the Company or any of its Subsidiaries (whether incurred, assumed, guaranteed or secured by any asset) in excess of $10,000,000, other than agreements solely between or among the Company and its Subsidiaries;

(iv) each contract containing any area of mutual interest, joint bidding area, joint acquisition area, or non-compete or similar type of provision that, following the Closing, by virtue of Parent becoming an Affiliate of the Company as a result of the Transactions, would by its terms materially restrict the ability of Parent or any of its Subsidiaries to compete in any line of business or with any Person or in any geographic area during any period of time after the Closing;

(v) each contract involving the acquisition or sale of (or option to purchase or sell) any Mineral Properties with a purchase price in excess of $10,000,000, other than (1) the granting or entering into in the ordinary course of business of any Mineral Properties, oil and gas lease, top-lease, ratification of lease, lease extension, lease ratification or lease joinder, pooling agreement, production sharing agreement, allocation agreement, unitization agreement or similar instrument with respect to Mineral Properties, (2) contracts involving the acquisition or sale of (or option to purchase or sell) Hydrocarbons in the ordinary course of business or (3) contracts related to an acquisition or sale that was completed prior to December 31, 2021 and do not contain any material surviving obligations of any party thereto;

(vi) each contract for any Derivative Transaction;

(vii) each partnership, joint venture or limited liability company agreement;

(viii) each collective bargaining agreement to which the Company is a party or is subject;

(ix) any contract the primary purpose thereof is or was to indemnify another Person;

(x) any contract with a Related Party of the Company with respect to which the Company reasonably expects that the Company and its Subsidiaries will make aggregate payments in excess of $120,000 or grants any material right to such Related Party;

(xi) any contract that provides for a call or option on production, or acreage dedication to a gathering, transportation or other arrangement downstream of the wellhead, for a term of greater than one (1) year;

(xii) each contract that obligates the Company or any of its Subsidiaries to make non-contingent aggregate annual expenditures that can reasonably be expected to result in excess of $5,000,000;

(xiii) each agreement under which the Company or any of its Subsidiaries has advanced or loaned any amount of money to any of its officers, directors, employees or consultants, or to any other person with a principal amount in excess of $120,000; and

(xiv) each agreement that contains any “most favored nation” or most favored customer provision, preferential right or rights of first or last offer, negotiation or refusal, in each case other than those contained in any agreement in which such provision is included in an oil and gas lease of any Mineral Properties or solely for the benefit of the Company or any of its Subsidiaries, to which the Company or any of its Subsidiaries or any of their respective Affiliates is subject, and is material to the business of the Company and its Subsidiaries, taken as a whole.

(b) Collectively (but excluding any Mineral Property, oil and gas lease, top-lease, ratification of lease, lease extension, lease ratification or lease joinder, pooling agreement, production sharing agreement, allocation agreement, unitization agreement or similar instrument burdening or constituting the chain of title to any Mineral Property), the contracts set forth in Section 4.18(a) are herein referred to as the “Company Contracts.” Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Contract is legal, valid, binding and enforceable in accordance with its terms on the Company and each of its Subsidiaries that is a party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect, subject, as to enforceability, to Creditors’ Rights. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default under any Company Contract nor, to the knowledge of the Company, is any other party to any such Company Contract in breach or default thereunder.

4.19 Derivative Transactions.

(a) The Company SEC Documents accurately summarize, in all material respects, all Derivative Transactions outstanding as of the date of this Agreement entered into by the Company or any of its Subsidiaries or for the account of any of its customers, in each case as of the date of this Agreement. All Derivative Transactions entered into by the Company or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement were entered into in accordance with applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by the Company and its Subsidiaries, and were entered into with counterparties believed at the time to be financially responsible and able to understand (either alone or in consultation with their advisers) and to bear the risks of such Derivative Transactions.

(b) The Company and each of its Subsidiaries have duly performed in all material respects all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the knowledge of the Company, there are no material breaches, violations, collateral deficiencies, requests for collateral or demands for payment, or defaults or allegations or assertions of such by any party thereunder.

4.20 Insurance. Set forth on Section 4.20 of the Company Disclosure Letter is a true, correct and complete list of all material insurance policies held by the Company or any of its Subsidiaries as of the date of this

Agreement (collectively, the “Material Company Insurance Policies”). Each of the Material Company Insurance Policies is in full force and effect on the date of this Agreement and a true, correct and complete copy of each Material Company Insurance Policy has been made available to Parent upon Parent’s request prior to the date of this Agreement. All premiums payable under the Material Company Insurance Policies prior to the date of this Agreement have been duly paid to date. As of the date of this Agreement, no written notice of cancellation or termination has been received with respect to any Material Company Insurance Policy.

4.21 Opinion of Financial Advisor. The Company Board has received the opinion of Goldman Sachs & Co. LLC addressed to the Company Board to the effect that, based upon and subject to the limitations, qualifications and assumptions set forth therein, as of the date of the opinion, the Exchange Ratio provided for in the Transactions is fair from a financial point of view to the holders of the Company Common Stock (other than the shares of Excluded Company Shares), in respect of their shares of Company Common Stock taken in the aggregate.

4.22 Brokers. Except for the fees and expenses payable to Goldman Sachs & Co. LLC, no broker, investment banker, or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company Parties.

4.23 Takeover Laws. No Takeover Law applies with respect to the Company, Opco LLC or any of their respective Subsidiaries in connection with this Agreement, the Mergers or any of the other transactions contemplated hereby. There is no shareholder rights plan, “poison pill” antitakeover plan or similar device in effect to which the Company or any of its Subsidiaries is subject, party or otherwise bound.

4.24 No Additional Representations.

(a) Except for the representations and warranties made in this Article IV, no Company Party nor any other Person on behalf of a Company Party makes any express or implied representation or warranty with respect to the Company Parties or any of their respective Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and the Company Parties hereby disclaim any such other representations or warranties. In particular, without limiting the foregoing disclaimer, no Company Party nor any other Person on behalf of the Company Parties makes or has made any representation or warranty to any Parent Party or any of their respective Affiliates or Representatives with respect to, except for the representations and warranties made by the Company Parties in this Article IV, (i) any financial projection, forecast, estimate, budget or prospect information relating to any Company Party or any of their respective Subsidiaries or their respective businesses; or (ii) any oral or written information presented to any Parent Party or any of their respective Affiliates or Representatives in the course of their due diligence investigation of the Company Parties, the negotiation of this Agreement or in the course of the Transactions.

(b) Notwithstanding anything contained in this Agreement to the contrary, the Company Parties acknowledge and agree that no Parent Party or any other Person on behalf of the Parent Parties has made or is making any representations or warranties relating to any Parent Party or their respective Subsidiaries whatsoever, express or implied, beyond those expressly given by the Parent Parties in Article V, including any implied representation or warranty as to the accuracy or completeness of any information regarding any Parent Party furnished or made available to the Company Parties, or any of their Representatives and that the Company Parties have not relied upon any such other representation or warranty not set forth in this Agreement. Without limiting the generality of the foregoing, the Company Parties acknowledge that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to the Company Parties or any of their respective Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Mergers or the other Transactions).

ARTICLE V

REPRESENTATION AND WARRANTIES OF THE PARENT PARTIES

Except as set forth in the disclosure letter dated as of the date of this Agreement and delivered by the Parent Parties to the Company on or prior to the date of this Agreement (the “Parent Disclosure Letter”) (it being agreed that the disclosure of any information in a particular section or subsection of the Company Disclosure Letter shall be deemed disclosure of such information with respect to any other section or subsection of this Agreement to which the relevance of such information is readily apparent on its face), and except as disclosed in the Parent SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) (excluding any disclosures in any risk factors section, in any section related to forward-looking statements and other disclosures that are predictive or forward-looking in nature) filed with or furnished to the SEC and publicly available on EDGAR prior to the date of this Agreement, the Parent Parties represent and warrant to the Company Parties as follows:

5.1 Organization, Standing and Power. Each Parent Party and its Subsidiaries is a corporation, partnership or limited liability company duly organized, as the case may be, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, with all requisite entity power and authority to own, lease and operate its properties and to carry on its business as now being conducted, other than where the failure to be so organized or to have such power, authority or standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent (a “Parent Material Adverse Effect”). Each Parent Party and its Subsidiaries is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to so qualify or be in good standing would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Each of the Parent Parties has previously made available to the Company complete and correct copies of its Organizational Documents.

5.2 Capital Structure.

(a) As of the date of this Agreement, the authorized capital stock of Parent consists of 240,000,000 shares of Parent Class A Common Stock, 120,000,000 shares of Parent Class C Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Parent Preferred Stock”). As of the date of this Agreement, there were 1,875,000 shares of Parent Class A Common Stock issuable upon the exercise of outstanding private Parent Warrants with an exercise price of $44.84 per share of Parent Class A Common Stock and 3,437,499 shares of public Parent Class A Common Stock issuable upon the exercise of outstanding Parent Warrants with an exercise price of $72.00 per share of Parent Class A Common Stock. At the close of business on September 2, 2022: (i) 12,700,770 shares of Parent Class A Common Stock (excluding treasury shares) were issued and outstanding, (ii) 71,140,064 shares of Parent Class C Common Stock (excluding treasury shares) were issued and outstanding, (iii) 71,140,064 Opco LP Units and 71,140,064 shares of Parent Class C Common Stock were issued and outstanding and not held by Parent or any of its Subsidiaries, (iv) 12,700,770 Opco LP Units were issued and outstanding and held by Parent, (v) no shares of Parent Class A Common Stock and no shares of Parent Class C Common Stock were held by Parent in its treasury, (vi) no shares of Parent Preferred Stock were issued and outstanding or held by the Parent in its treasury, (vii) 8,384,038 shares of Parent Class A Common Stock were reserved for issuance pursuant to the Parent’s Long Term Incentive Plan (the “Parent Long Term Incentive Plan”) (of which (A) 409,529 shares were subject to outstanding Parent RSU Awards (62,586 of which are deferred share units) and (B) 300,913 shares were subject to outstanding Parent PSU Awards (assuming target levels of performance are achieved)) and (viii) 71,140,064 shares of Parent Class A Common Stock are available for issuance in exchange for Opco LP Units (together with the corresponding shares of Parent Class C Common Stock).

(b) All outstanding shares of Parent Common Stock are validly issued, fully paid and non-assessable and are not subject to preemptive rights. The Parent Common Stock to be issued pursuant to this Agreement, when issued, will be validly issued, fully paid and nonassessable and not subject to preemptive rights. All outstanding shares of Parent Common Stock have been issued and granted in compliance in all material respects with (i) applicable securities Laws and other applicable Law and (ii) all requirements set forth in applicable contracts. The Parent Common Stock to be issued pursuant to this Agreement, when issued, will be issued in compliance in all material respects with (A) applicable securities Laws and other applicable Law and (B) all requirements set forth in applicable contracts.

(c) As of the close of business on September 2, 2022, except as set forth in this Section 5.2, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from Parent or any of its Subsidiaries any capital stock of Parent or Securities convertible into or exchangeable or exercisable for capital stock of Parent (and the exercise, conversion, purchase, exchange or other similar price thereof). Except as set forth in this Section 5.2 or resulting from any issuance after the date of this Agreement permitted by Section 6.2(b)(ii), and except for changes since September 2, 2022 resulting from the settlement of the Parent RSU Awards or the Parent PSU Awards, there are outstanding: (1) no shares of capital stock or other voting Securities of Parent; (2) no Securities of Parent or any Subsidiary of Parent convertible into or exchangeable or exercisable for shares of capital stock or other voting Securities of Parent, and (3) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which Parent or any Subsidiary of Parent is a party or by which it is bound in any case obligating Parent or any Subsidiary of Parent to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of capital stock or other voting Securities of Parent, or obligating Parent or any Subsidiary of Parent to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Other than the Parent Stockholders’ Agreement, there are not any stockholder agreements, voting trusts or other agreements to which Parent is a party or by which it is bound relating to the voting of any shares of the capital stock of Parent.

(d) Section 5.2(d) of the Parent Disclosure Letter sets forth as of the date hereof all of the issued and outstanding Securities of each Subsidiary of Parent, other than Opco LP, and the record owner and beneficial owners thereof. Except with respect to Opco LP, Parent or another Subsidiary of Parent owns, directly or indirectly, all of the issued and outstanding Securities of each Subsidiary of Parent, free and clear of any Encumbrances, other than Permitted Encumbrances or transfer restrictions of general applicability as may be provided under the Securities Act or other applicable securities Laws or any transfer restrictions set forth in the Organizational Documents of such Subsidiary, and all of such Securities have been duly authorized and validly issued and are fully paid (to the extent required under the Organizational Documents of such entity), nonassessable and free of preemptive rights to the extent such concepts are applicable to the organizational type of a particular Subsidiary of Parent. As of the date of this Agreement, Parent has no obligations, whether contingent or otherwise, to consummate any material additional investment in any Person other than its Subsidiaries listed on Section 5.2(d) of the Parent Disclosure Letter.

(e) As of the date of this Agreement, (i) the authorized capital stock of New Parent consists of 1,000 shares of common stock, par value $0.01 per share, all of which shares are validly issued, fully paid and nonassessable and are owned by Parent, and (ii) all of the issued and outstanding limited liability company interests of Opco Merger Sub LLC are directly owned by Opco LP.

(f) From immediately following the Post-Signing Transactions until the Closing, (i) Parent will be the sole stockholder of New Parent, (ii) New Parent will be the sole stockholder of each of Bass Merger Sub and Snapper Merger Sub, and (iii) the shares of common stock of each of Bass Merger Sub and Snapper Merger Sub will have been duly authorized and validly issued in accordance with applicable Law and the respective Organizational Documents of Bass Merger Sub and Snapper Merger Sub.

5.3 Authority; No Violations, Consents and Approvals.

(a) Each Parent Party has all requisite organizational power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Parent Parties and the consummation by the Parent Parties of the Transactions have been duly authorized by all necessary corporate, partnership or limited liability company action on the part of the Parent Parties (other than the adoption of this Agreement by Parent as sole stockholder of New Parent and the adoption of this Agreement by New Parent as the sole stockholder of each of Bass Merger Sub and Snapper Merger Sub, each of which shall occur in connection with the consummation of the Post-Signing Transactions, subject to obtaining the Parent Stockholder Approval). This Agreement has been duly executed and delivered by the Parent Parties and, assuming the due and valid execution of this Agreement by each Company Party, constitutes a valid and binding obligation of each Parent Party, enforceable against such Parent Party in accordance with its terms, subject as to enforceability to Creditors’ Rights. The Parent Board, at a meeting duly called and held, (i) determined that this Agreement and the transactions contemplated hereby, including, the Parent Merger, are fair to, and in the best interests of, holders of Parent Common Stock, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Parent Merger, and (iii) resolved to recommend that the holders of Parent Common Stock approve the Parent Merger (such recommendation described in this clause (iii), the “Parent Board Recommendation”). Following the Post-Signing Transactions, (y) the Snapper Merger Sub Board will have by unanimous vote (A) determined that this Agreement and the transactions contemplated hereby, including the Parent Merger, are fair to, and in the best interests of, the sole stockholder of Snapper Merger Sub and (B) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Parent Merger; and (z) the Bass Merger Sub Board has will have by unanimous vote (A) determined that this Agreement and the transactions contemplated hereby, including the Company Merger, are fair to, and in the best interests of, the sole stockholder of Bass Merger Sub and (B) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Company Merger. Parent, as the owner of all of the outstanding shares of capital stock of New Parent following the consummation of the Post-Signing Transactions, will in connection with the consummation of the Post-Signing Transactions adopt this Agreement, including the New Parent Stock Issuance, in its capacity as sole stockholder of New Parent. New Parent, as the owner of all of the outstanding shares of capital stock of each of Bass Merger Sub and Parent following the consummation of the Post-Signing Transactions, will immediately after the consummation of the Post-Signing Transactions adopt this Agreement in its capacity as sole stockholder of each of Bass Merger Sub and Snapper Merger Sub. Upon completion of the Post-Signing Transactions, which will be completed as promptly as practicable following the execution of this Agreement, and receipt of the Parent Stockholder Approval, no additional approval or vote from any holders of any class or series of capital stock of Parent or any of its Subsidiaries is necessary to adopt this Agreement and approve and consummate the Transactions, including the Parent Merger and the New Parent Stock Issuance. The execution and delivery of the written consent contemplated in Section 3.4 of each of the Specified Support Agreements will constitute receipt of the Parent Stockholder Approval. No vote of the holders of any class or series of Parent’s capital stock or other Securities is required in connection with the consummation of any of the Transactions other than the Parent Merger and the New Parent Stock Issuance.

(b) The execution and delivery of this Agreement does not, and the consummation of the Transactions will not (with or without notice or lapse of time, or both) (i) contravene, conflict with or result in a violation of any provision of the Organizational Documents of any of the Parent Parties, (ii) result in a violation of, or default under, or acceleration of any material obligation or the loss of a material benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of any Parent Party or any of their respective Subsidiaries under, any provision of any Parent Contract to which any Parent Party or any of their respective Subsidiaries is a party or by which the Parent Parties or any of their respective Subsidiaries or their respective properties or assets are bound, or (iii) assuming the Consents, approvals, orders, authorizations, registrations, filings, or permits referred to in Section 5.4 are duly and timely obtained or made, contravene, conflict with or result in a violation of any Law applicable to the Parent Parties or any of their respective Subsidiaries or any of their respective properties or assets, other than, in the case of clauses 4.3(d)(ii) and 4.3(d)(iii) any such contraventions, conflicts, violations, defaults, acceleration, losses or Encumbrances that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.4 Consents. No Consent from any Governmental Entity is required to be obtained or made by the Parent Parties or their Subsidiaries in connection with the execution and delivery of this Agreement by the Parent

Parties or the consummation by the Parent Parties of the Transactions except for: (i) the filing of a Competition Law Notification report by Parent under the HSR Act and the expiration or termination of the applicable waiting period with respect thereto; (ii) the filing with the SEC of (A) the Joint Consent Solicitation Statement/Proxy Statement/Prospectus and the Registration Statement and (B) such reports under Section 13(a) of the Exchange Act and such other compliance with the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the Transactions; (iii) the filing of the Certificates of Merger with the Delaware Secretary of State; (iv) filings with the NYSE; (v) such filings and approvals as may be required by any applicable state securities or “blue sky” Laws or Takeover Laws; and (vi) any such Consent, approval, order, authorization, registration, filing, or permit that the failure to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.5 SEC Documents; Financial Statements.

(a) The Parent SEC Documents include all forms, reports, schedules and statements required to be filed or furnished under the Securities Act or the Exchange Act, respectively, by Parent since January 1, 2021. As of their respective dates, the Parent SEC Documents, as amended, complied as to form in all material respects with the applicable requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents, and none of such Parent SEC Documents contained, when filed or, if amended prior to the date of this Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The financial statements (i) of Parent included in the Parent SEC Documents and (ii) to the knowledge of Parent, any other Person included in the Parent SEC Documents, in each case, including all notes and schedules thereto, complied in all material respects, when filed or if amended prior to the date of this Agreement, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of Parent and its consolidated Subsidiaries or such Person, as applicable, as of their respective dates and the results of operations and the cash flows of Parent and its consolidated Subsidiaries or such Person, as applicable, for the periods presented therein. For the avoidance of doubt, no representations or warranties are made by Parent pursuant to this Section 5.5(b) with respect to any financial statements or other financial information furnished by the Company and included in the Registration Statement or the Joint Consent Solicitation Statement/Proxy Statement/Prospectus.

(c) The unaudited pro forma financial information and the related notes thereto included in the Parent SEC Documents have been prepared in accordance with the SEC’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Parent SEC Documents. For the avoidance of doubt, no representations or warranties are made by the Company pursuant to this Section 5.5(c) with respect to any unaudited pro forma financial information or related notes included in the Registration Statement or the Joint Consent Solicitation Statement/Proxy Statement/Prospectus (except as contemplated by Section 5.8).

5.6 Absence of Certain Changes or Events.

(a) Since December 31, 2021, there has not been any event, change, effect or development that, individually or in the aggregate, would reasonably be expected to have a Parent Material Adverse Effect.

(b) Except as set forth on Section 5.6(b) of the Parent Disclosure Letter, from December 31, 2021, through the date of this Agreement, Parent and its Subsidiaries have conducted their business in the ordinary course of business in all material respects.

(c) Except as set forth on Section 5.6(c) of the Parent Disclosure Letter, from December 31, 2021 through the date of this Agreement, neither Parent nor any of its Subsidiaries has taken, or agreed, committed, arranged, authorized or entered into any understanding to take, any action that, if taken after the date of this Agreement, would (without Parent’s prior written consent) have constituted a breach of any of the covenants set forth in Section 6.2(b).

5.7 No Undisclosed Material Liabilities. Except as set forth on Section 5.7 of the Parent Disclosure Letter, there are no liabilities of Parent or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities adequately provided for on the balance sheet of Parent dated as of June 30, 2022 (including the notes thereto) contained in Parent’s Quarterly Report on Form 10-Q for the three months ended June 30, 2022; (b) liabilities incurred in the ordinary course of business subsequent to June 30, 2022; (c) liabilities incurred in connection with the Transactions; (d) liabilities incurred as permitted under Section 6.2(b)(xii); and (e) liabilities that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.8 Information Supplied. None of the information supplied or to be supplied by the Parent Parties for inclusion or incorporation by reference in (a) the Registration Statement shall, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or (b) the Joint Consent Solicitation Statement/Proxy Statement/Prospectus will, at the date it is first mailed to the Company Stockholders and to the Parent Stockholders and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Subject to the accuracy of the first sentence of Section 4.8, the Joint Consent Solicitation Statement/Proxy Statement/Prospectus and the Registration Statement will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder; provided, however, that no representation is made by any Parent Party with respect to statements made therein based on information supplied by or on behalf of the Company Parties specifically for inclusion or incorporation by reference therein.

5.9 Parent Permits; Compliance with Applicable Law. Parent and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, franchises and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the “Parent Permits”), except where the failure to so hold would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and its Subsidiaries are in compliance with the terms of the Parent Permits, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. The businesses of Parent and its Subsidiaries are not currently being conducted, and at no time since January 1, 2021 have been conducted, in violation of any applicable Law, except for violations that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. As of the date of this Agreement, to the knowledge of Parent no investigation or review by any Governmental Entity with respect to Parent or any of its Subsidiaries is pending or threatened, other than those the outcome of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.10 Compensation; Benefits.

(a) Set forth on Section 5.10(a) of the Parent Disclosure Letter is a list, as of the date hereof, of all of the Employee Benefit Plans of Parent (“Parent Plans”), except that such list need not include any Parent Plan that is immaterial. True, correct and complete copies of each of the Parent Plans and related trust documents and favorable determination or opinion letters, if applicable, have been furnished or made available to the Company or its Representatives upon the request of the Company, along with the most recent report filed on Form 5500 and summary plan description with respect to each Parent Plan required to file a Form 5500.

(b) Each Parent Plan has been maintained in compliance with all applicable Laws, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Each Parent Plan that is intended to be qualified under Section 401(a) of the Code has received or has reliance upon a favorable determination or opinion letter from the Internal Revenue Service and, to the knowledge of Parent, no circumstances exist that would reasonably be expected to result in any such letter being revoked or any such plan being disqualified.

(c) As of the date of this Agreement, there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of Parent, threatened against, or with respect to, any of the Parent Plans, except for such pending actions, suits or claims that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(d) All material contributions required to be made to the Parent Plans pursuant to their terms have been timely made.

(e) There are no material unfunded benefit obligations with respect to any Parent Plan that have not been properly accrued for in Parent’s financial statements or disclosed in the notes thereto in accordance with GAAP.

(f) None of Parent nor any member of its Aggregated Group contributes to or has an obligation to contribute to or otherwise has any liability (actual or contingent) with respect to, and no Parent Plan is, a plan subject to Title IV of ERISA (including a multiemployer plan within the meaning of Section 3(37) of ERISA), Section 302 of ERISA, or Section 412 of the Code.

(g) Except for continuation coverage that is provided, and for no longer than the continuation coverage period is required to be provided, pursuant to Section 4980B of the Code or any similar state Law, neither Parent nor any of its Subsidiaries has any current or projected liability for, and no Parent Plan provides or promises, any postemployment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any director, officer, or employee (including any former director, officer, or employee) of Parent or any of its Subsidiaries.

(h) Neither Parent nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former service provider of Parent or any of its Subsidiaries for any Tax incurred by such service provider under Section 409A or 4999 of the Code.

(i) Except as provided under this Agreement or as set forth in Section 5.10 of the Parent Disclosure Letter, with respect to each director, officer, or employee (including each former director, officer, or employee) of the Parent or any of its Subsidiaries, the consummation of the Transactions will not, either alone or together with any other event, (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Parent Plan, or (iii) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

5.11 Labor Matters.

(a) As of the date of this Agreement, (i) neither Parent nor any of its Subsidiaries is a party to or is currently negotiating to enter into any collective bargaining agreement or other agreement with any labor union,

(ii) there is no pending union representation petition involving employees of Parent or any of its Subsidiaries, and (iii) Parent does not have knowledge of any activity or Proceeding of any labor organization (or representative thereof) or employee group (or representative thereof) to organize any such employees.

(b) As of the date of this Agreement, there is no unfair labor practice, charge or grievance arising out of a collective bargaining agreement, other agreement with any labor union, or other labor-related grievance Proceeding against Parent or any of its Subsidiaries pending, or, to the knowledge of Parent, threatened, other than such matters that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(c) As of the date of this Agreement, there is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the knowledge of Parent, threatened, against or involving Parent or any of its Subsidiaries, other than such matters that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(d) Parent and each of its Subsidiaries are, and since January 1, 2021 have been, in compliance in all material respects with all applicable Laws respecting employment and employment practices, and there are no Proceedings pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries, by or on behalf of any applicant for employment, any current or former employee or any class of the foregoing, relating to any of the foregoing applicable Laws, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship, other than any such matters described in this sentence that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since January 1, 2021, neither Parent nor any of its Subsidiaries has received any written notice of the intent of the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Labor or any other Governmental Entity responsible for the enforcement of labor or employment Laws to conduct an investigation with respect to Parent or any of its Subsidiaries which would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.12 Taxes.

(a) All material Tax Returns required to be filed (taking into account extensions of time for filing) by Parent or any of its Subsidiaries have been timely filed. All material Taxes that are due and payable by Parent or any of its Subsidiaries (other than Taxes being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP) have been paid in full. All material withholding Tax requirements imposed on or with respect to Parent or any of its Subsidiaries have been satisfied in full.

(b) There is not in force any waiver or agreement for any extension of time for the assessment or payment of any material Tax by Parent or any of its Subsidiaries.

(c) No claim, audit, action, suit, proceeding, examination or investigation is being conducted, pending or, to the knowledge of Parent, threatened with respect to Parent or any of its Subsidiaries in respect of any material Tax.

(d) There is no outstanding material claim, assessment or deficiency against Parent or any of its Subsidiaries for any Taxes that has been asserted in writing by any Governmental Entity.

(e) Neither Parent nor any of its Subsidiaries is a party to any material Tax allocation, sharing or indemnity contract or arrangement (not including, for the avoidance of doubt (i) an agreement or arrangement solely among the members of a group the common parent of which is Parent or any of its Subsidiaries, (ii) any Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax (e.g., leases, credit agreements or other commercial agreements) or (iii) an agreement or arrangement solely among the members of a group the common parent of which is Opco LP or any of its Subsidiaries). Neither Parent nor any of its Subsidiaries has any material liability for Taxes of any Person (other than Parent or any of its Subsidiaries) under Treasury Regulations § 1.1502-6 (or any similar provision of state, local or foreign Law) or as a transferee or successor.

(f) Neither Parent nor any of its Subsidiaries has participated, or is currently participating, in a “listed transaction” as defined in Treasury Regulations § 1.6011-4(b)(2).

(g) Neither Parent nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (i) in the two (2) years prior to the date of this Agreement, or (ii) as part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Transactions.

(h) After consultation with Davis Polk & Wardwell LLP, neither Parent nor Opco LP has, as of the date hereof, any knowledge of any fact or circumstance that would reasonably be expected to prevent or impede: (i) Public Company Intended Tax Treatment from being satisfied or the Private Opco Intended Tax Treatment from being satisfied, or (ii) the issuance of either of the Closing Tax Opinions. Neither Parent nor Opco LP has taken or agreed to take any action (other than an action provided for in this Agreement) that would reasonably be expected to prevent or impede, the Intended Tax Treatments Covenant from being satisfied or the issuance of either of the Closing Tax Opinions.

(i) Each Subsidiary of Parent that is classified as a partnership for U.S. federal income tax purposes has in effect a valid election under Section 754 of the Code.

(j) Each of Parent, New Parent, Bass Merger Sub and Snapper Merger Sub is, and has been since formation, properly classified for U.S. federal income tax purposes as a corporation. Opco LP is, and has been since formation, properly classified for U.S. federal income tax purposes as a partnership or disregarded entity. Opco Merger Sub LLC is, and has been since formation, properly classified for U.S. federal income tax purposes as an entity disregarded as separate from Opco LP.

5.13 Litigation. As of the date of this Agreement, except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there is no (a) Proceeding pending, or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries, or (b) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against Parent or any of its Subsidiaries.

5.14 Intellectual Property. Parent and its Subsidiaries own or have the right to use all Intellectual Property necessary for the operation of the businesses of each of Parent and its Subsidiaries as presently conducted (collectively, the “Parent Intellectual Property”) free and clear of all Encumbrances except for Permitted Encumbrances, except where the failure to own or have the right to use such properties would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To the knowledge of Parent, the use of the Parent Intellectual Property by Parent and its Subsidiaries in the operation of the business of each of Parent and its Subsidiaries as presently conducted does not infringe upon or misappropriate any Intellectual Property of any other Person, except for such matters that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and its Subsidiaries have taken reasonable measures to protect the confidentiality of trade secrets used in the businesses of each of Parent and its Subsidiaries as presently conducted, except where failure to do so would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.15 Real Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (a) Parent and its Subsidiaries have good, valid and defensible title to all material

Real Property owned by Parent or any of its Subsidiaries (collectively, the “Parent Owned Real Property”) and valid leasehold estates in all material Real Property leased, subleased, licensed or otherwise occupied (whether as tenant, subtenant or pursuant to other occupancy arrangements) by Parent or any Subsidiary of Parent (collectively, including the improvements thereon, the “Parent Material Leased Real Property”) free and clear of all Encumbrances, except Permitted Encumbrances, (b) each agreement under which Parent or any Subsidiary of Parent is the landlord, sublandlord, tenant, subtenant, or occupant with respect to the Parent Material Leased Real Property (each, a “Parent Material Real Property Lease”) to the knowledge of Parent is in full force and effect and is valid and enforceable against the parties thereto in accordance with its terms, subject, as to enforceability, to Creditors’ Rights, and neither Parent nor any of its Subsidiaries, or to the knowledge of Parent, any other party thereto, has received written notice of any default under any Parent Material Real Property Lease, and (c) as of the date of this Agreement, there does not exist any pending or, to the knowledge of Parent, threatened, condemnation or eminent domain Proceedings that affect any of Parent Owned Real Property or Parent Material Leased Real Property.

5.16 Mineral Property Matters.

(a) Except as would not reasonably be expected to have a Parent Material Adverse Effect and except for Mineral Property (i) sold, leased or otherwise disposed of in the ordinary course of business since the dates of the reserve reports prepared by (A) Cawley, Gillespie & Associates, Inc. and Ryder Scott Company, L.P. (collectively, the “Parent Independent Petroleum Engineers” and such reserve reports, the “Parent Independent Reserve Reports”), in each case, relating to Parent’s and its Subsidiaries’ interests referred to therein as of December 31, 2021 and (B) Parent relating to Parent’s and its Subsidiaries’ interests referred to therein as of June 30, 2022 (the “Parent Internal Reserve Report” and collectively with the Parent Independent Reserve Reports, the “Parent Reserve Reports”), (ii) reflected in the Parent Reserve Reports or in the Parent SEC Documents as having been sold, leased or otherwise disposed of, or (iii) sold, leased or otherwise disposed of as permitted under Section 6.2, as of the date hereof, Parent and its Subsidiaries have Defensible Title to all Mineral Properties forming the basis for the reserves reflected in the Parent Reserve Reports and in each case as attributable to interests owned by Parent and its Subsidiaries. For purposes of the foregoing sentence, “Defensible Title” means the Parent’s or one or more of its Subsidiaries’, as applicable, title (as of the date hereof and as of the Closing) to each of the Mineral Properties held or owned by them (or purported to be held or owned by them) that (A) entitles Parent (or one or more of its Subsidiaries, as applicable) to receive, not less than the net revenue interest share shown in the Parent Reserve Reports of all Hydrocarbons produced from or allocated to such Mineral Properties throughout the life of such Mineral Properties and (B) is free and clear of all Encumbrances (other than Permitted Encumbrances).

(b) Except for any such matters that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, the factual, non-interpretive data (i) supplied by Parent to the Parent Independent Petroleum Engineers relating to the Mineral Properties referred to in the Parent Independent Reserve Reports by or on behalf of Parent and its Subsidiaries and (ii) prepared by Parent related to the Mineral Properties referred to in the Parent Internal Reserve Reports, in each case that was material to such firm’s estimates of proved oil and gas reserves attributable to the Minerals Properties of Parent and its Subsidiaries in connection with the preparation of the Parent Reserve Reports was, as of the time provided, accurate in all respects. Except for any such matters that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, the oil and gas reserve estimates of Parent set forth in the Parent Reserve Reports are derived from reports that have been prepared by the Parent Independent Petroleum Engineers in the case of the Parent Independent Reserve Reports and the Parent in the case of the Parent Internal Reserve Report, and such reserve estimates fairly reflect, in all respects, the oil and gas reserves of Parent and its Subsidiaries at the dates indicated therein and are in accordance with SEC guidelines applicable thereto applied on a consistent basis throughout the periods involved. Except for changes generally affecting the oil and gas exploration, development and production industry and Hydrocarbon mineral, royalty and non-cost-bearing interest industry (including changes in commodity prices) and normal depletion by production, there has been no change in respect of the matters addressed in the Parent Reserve Reports that would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(c) All royalties, revenues, and other benefits attributable or allocable to production from, or the ownership of, Parent and its Subsidiaries interest in the Mineral Properties referred to in the Parent Reserve Reports that are payable to Parent or its Subsidiaries are being received by Parent or its Subsidiaries in a timely and proper manner and are not being held in suspense by any operator of or purchaser of Hydrocarbon production (other than any such royalties or revenues held in suspense by operators pending execution of division orders associated with newly drilled wells, newly acquired interests, or otherwise being held in suspense in accordance with Law), except as would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect.

(d) Except in each case as would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect, neither Parent or its Subsidiaries has received any royalties, revenues, or other benefits attributable to production from or the ownership of, any Mineral Properties in excess of the royalties, revenues, or other benefits such Person is properly entitled to or that such Person would otherwise be required to remit to (or be subject to offset by) any operator, purchaser of production or other royalty owner.

(e) Except in each case as would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect, the Mineral Properties referred to in the Parent Reserve Reports do not include any mineral interest where any of Parent or its Subsidiaries has agreed to, or will have to, directly pay and bear a share of drilling, operating or other costs as a participating mineral owner, excluding any instances where the Parent or its Subsidiaries have been force pooled under applicable Law or Parent’s or such Subsidiaries’, such Person is an unleased non-participating mineral owner and/or such Person’s share of drilling, operating or other costs as a non-participating or participating mineral owner in such pooled unit or well are set off against the such Person’s share of the proceeds of production attributable to such pooled unit.

5.17 Environmental Matters.

(a) Except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect:

(i) Parent and its Subsidiaries and their respective operations and assets are in compliance with Environmental Laws;

(ii) Parent and its Subsidiaries are not subject to any pending or, to Parent’s knowledge, Proceedings under Environmental Laws;

(iii) neither Parent nor its Subsidiaries has caused any Release of Hazardous Materials at any property currently or, to the knowledge of Parent, formerly owned, operated or otherwise used by Parent or any of its Subsidiaries, or, to the knowledge of Parent, by any predecessors of Parent or any Subsidiary of Parent, which Releases are reasonably likely to result in material liability to Parent under Environmental Law,

(iv) neither Parent nor any of its Subsidiaries has received any written notice asserting a liability or obligation under any Environmental Laws with respect to the investigation, remediation, removal, or monitoring of the Release of any Hazardous Materials at or from any property currently or formerly owned, operated, or otherwise used by Parent, or at or from any off-site location where Hazardous Materials from Parent’s operations have been sent for treatment, disposal storage or handling; and

(v) Parent has made available to the Company true and complete copies of any environmental site assessments, investigations, audit report, or similar documentation in its possession, custody or control relating to Parent or its Subsidiaries’

compliance with or liability under Environmental Laws, or otherwise with respect to the environmental condition of any Mineral Property.

5.18 Material Contracts.

(a) Except for any Mineral Property, oil and gas lease, top-lease, ratification of lease, lease extension, lease ratification or lease joinder, pooling agreement, production sharing agreement, allocation agreement, unitization agreement or similar instrument burdening or constituting the chain of title to any Mineral Properties, Section 5.18 of the Parent Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of the following contracts to or by which Parent or any of its Subsidiaries is a party or is bound as of the date of this Agreement:

(i) each “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Exchange Act);

(ii) each contract that provides for the acquisition, disposition, license, use, distribution or outsourcing of assets, services, rights or properties (excluding Mineral Properties) with respect to which Parent reasonably expects that Parent and its Subsidiaries will make annual payments in excess of $5,000,000 or aggregate payments in excess of $10,000,000;

(iii) each contract that constitutes a commitment relating to Indebtedness for borrowed money or the deferred purchase price of property by Parent or any of its Subsidiaries (whether incurred, assumed, guaranteed or secured by any asset) in excess of $10,000,000, other than agreements solely between or among Parent and its Subsidiaries;

(iv) each contract containing any area of mutual interest, joint bidding area, joint acquisition area, or non-compete or similar type of provision that, following the Closing, by virtue of Parent becoming an Affiliate of the Company as a result of the Transaction, would by its terms materially restrict the ability of the Parent or any of its Subsidiaries to compete in any line of business or with any Person or in any geographic area during any period of time after the Closing;

(v) each contract involving acquisition or sale of (or option to purchase or sell) any Mineral Properties with a purchase price in excess of $10,000,000, other than (1) the granting or entering into in the ordinary course of business of any Mineral Property, oil and gas lease, top-lease, ratification of lease, lease extension, lease ratification or lease joinder, pooling agreement, production sharing agreement, allocation agreement, unitization agreement or similar instrument with respect to Mineral Properties, (2) contracts involving the acquisition or sale of (or option to purchase or sell) Hydrocarbons in the ordinary course of business or (3) contracts related to an acquisition or sale that was completed prior to December 31, 2021 and do not contain any material surviving obligations of any party thereto;

(vi) each contract for any Derivative Transaction;

(vii) each partnership, joint venture or limited liability company agreement;

(viii) each collective bargaining agreement to which Parent is a party or is subject;

(ix) any contract the primary purpose thereof is or was to indemnify another Person;

(x) any contract with a Related Party of Parent with respect to which Parent reasonably expects that Parent and its Subsidiaries will make aggregate payments in excess of $120,000 or grants any material right to such Related Party;

(xi) any contract that provides for a call or option on production, or acreage dedication to a gathering, transportation or other arrangement downstream of the wellhead, for a term of greater than one (1) year;

(xii) each contract that obligates Parent or any of its Subsidiaries to make non-contingent aggregate annual expenditures that can reasonably be expected to result in excess of $5,000,000;

(xiii) each agreement under which Parent or any of its Subsidiaries has advanced or loaned any amount of money to any of its officers, directors, employees or consultants, or to any other person with a principal amount in excess of $120,000; and

(xiv) each agreement that contains any “most favored nation” or most favored customer provision, preferential right or rights of first or last offer, negotiation or refusal, in each case other than those contained in any agreement in which such provision is included in an oil and gas lease of any Mineral Properties or solely for the benefit of Parent or any of its Subsidiaries, to which Parent or any of its Subsidiaries or any of their respective Affiliates is subject, and is material to the business of Parent and its Subsidiaries, taken as a whole.

(b) Collectively (but excluding any Mineral Property, oil and gas lease, top-lease, ratification of lease, lease extension, lease ratification or lease joinder, pooling agreement, production sharing agreement, allocation agreement, unitization agreement or similar instrument burdening or constituting the chain of title to any Mineral Property), the contracts set forth in Section 5.18(a) are herein referred to as the “Parent Contracts.” Except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, each Parent Contract is legal, valid, binding and enforceable in accordance with its terms on Parent and each of its Subsidiaries that is a party thereto and, to the knowledge of Parent, each other party thereto, and is in full force and effect, subject, as to enforceability, to Creditors’ Rights. Except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, neither Parent nor any of its Subsidiaries is in breach or default under any Parent Contract nor, to the knowledge of Parent, is any other party to any such Parent Contract in breach or default thereunder.

5.19 Derivative Transactions.

(a) The Parent SEC Documents accurately summarize, in all material respects, all Derivative Transactions outstanding as of the date of this Agreement entered into by Parent or any of its Subsidiaries or for the account of any of its customers, in each case as of the date of this Agreement. All Derivative Transactions entered into by Parent or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement were entered into in accordance with applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by Parent and its Subsidiaries, and were entered into with counterparties believed at the time to be financially responsible and able to understand (either alone or in consultation with their advisers) and to bear the risks of such Derivative Transactions.

(b) Parent and each of its Subsidiaries have duly performed in all material respects all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the knowledge of Parent, there are no material breaches, violations, collateral deficiencies, requests for collateral or demands for payment, or defaults or allegations or assertions of such by any party thereunder.

5.20 Insurance. Set forth on Section 5.20 of the Parent Disclosure Letter is a true, correct and complete list of all material insurance policies held by Parent or any of its Subsidiaries as of the date of this Agreement (collectively, the “Material Parent Insurance Policies”). Each of the Material Parent Insurance Policies is in full force and effect on the date of this Agreement and a true, correct and complete copy of each Material Parent Insurance Policy has been made available to the Company upon the Company’s request prior to the date of this Agreement. All premiums payable under the Material Parent Insurance Policies prior to the date of this Agreement have been duly paid to date. As of the date of this Agreement, no written notice of cancellation or termination has been received with respect to any Material Parent Insurance Policy.

5.21 Opinion of Financial Advisor. The Parent Board has received the opinion of Credit Suisse Securities (USA) LLC addressed to the Parent Board to the effect that, as of the date of this Agreement, the Exchange Ratio provided in the Company Merger and the Opco Merger pursuant to the Agreement, after giving effect to the Parent Merger, is fair, from a financial point of view, to Parent.

5.22 Brokers. Except for the fees and expenses payable to Credit Suisse Securities (USA) LLC, no broker, investment banker, or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of any Parent Party.

5.23 Merger Subs.

(a) New Parent is a direct, wholly owned Subsidiary of Parent that was formed solely for the purpose of engaging in the Pubco Mergers. Since the date of its incorporation and prior to the First Effective Time, New Parent has not engaged in any activities other than the execution of this Agreement, the performance of its obligations hereunder (including the Post-Signing Transactions), and matters ancillary thereto, and prior to the First Effective Time will have no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Pubco Mergers.

(b) Opco Merger Sub LLC is a direct, wholly owned Subsidiary of Opco LP that was formed solely for the purpose of engaging in the Opco Merger. Since the date of its formation and prior to the Effective Time, Opco Merger Sub LLC has not engaged in any activities other than the execution of this Agreement, the performance of its obligations hereunder, and matters ancillary thereto, and prior to the Effective Time will have no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Opco Merger.

(c) Immediately following the Post-Signing Transactions, Bass Merger Sub will be a direct, wholly owned Subsidiary of New Parent that was formed solely for the purpose of engaging in the Transactions and will not have engaged in any activities other than the execution of the Joinder Agreement, the performance of its obligations hereunder, and matters ancillary thereto, and prior to the First Effective Time will have no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Company Merger.

(d) Immediately following the Post-Signing Transactions, Snapper Merger Sub will be a direct, wholly owned Subsidiary of New Parent that was formed solely for the purpose of engaging in the Transactions and will not have engaged in any activities other than the execution of the Joinder Agreement, the performance of its obligations hereunder, and matters ancillary thereto, and prior to the First Effective Time will have no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Parent Merger.

5.24 Ownership of Company Common Stock. Neither Parent nor any of its Subsidiaries own any shares of Company Common Stock (or other Securities convertible into, exchangeable for or exercisable for shares of Company Common Stock).

5.25 No Additional Representations.

(a) Except for the representations and warranties made in this Article V, no Parent Party nor any other Person on behalf of a Parent Party makes any express or implied representation or warranty with respect to the Parent Parties or any of their respective Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and the Parent Parties hereby disclaim any such other representations or warranties. In particular, without limiting the foregoing disclaimer, no Parent Party nor any other Person on behalf of the Parent Parties makes or has made any representation or warranty to the Company Parties or any of their respective Affiliates or Representatives with respect to, except for the representations and warranties made by the Parent Parties in this Article V, (i) any financial projection, forecast, estimate, budget or prospect information relating to any Parent Party or any of their respective Subsidiaries or their respective businesses; or (ii) any oral or written information presented to any Company Party or any of their respective Affiliates or Representatives in the course of their due diligence investigation of Parent, the negotiation of this Agreement or in the course of the Transactions.

(b) Notwithstanding anything contained in this Agreement to the contrary, the Parent Parties acknowledge and agree that no Company Party nor any other Person on behalf of the Company has made or is making any representations or warranties relating to any Company Party or their respective Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company Parties in Article IV, including any implied representation or warranty as to the accuracy or completeness of any information regarding any Company Party furnished or made available to the Parent Parties, or any of their respective Representatives and that the Parent Parties have not relied upon any such other representation or warranty not set forth in this Agreement. Without limiting the generality of the foregoing, the Parent Parties acknowledge that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to the Parent Parties or any of their respective Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Mergers or the other Transactions).

ARTICLE VI

COVENANTS AND AGREEMENTS

6.1 Conduct of Company Business Pending the Mergers.

(a) Except (i) as set forth on Section 6.1 of the Company Disclosure Letter, (ii) as expressly permitted or required by this Agreement, (iii) as may be required by applicable Law, (iv) in connection with any action taken, or omitted to be taken, pursuant to any COVID-19 Measures, or (v) otherwise consented to by Parent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), the Company covenants and agrees that, until the earlier of the First Effective Time and the termination of this Agreement pursuant to Article VIII, it shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its businesses in the ordinary course, including by using commercially reasonable efforts to preserve substantially intact its present business organization and preserve its existing relationships with its key customers and suppliers.

(b) Except (i) as set forth on the corresponding subsection of Section 6.1(b) of the Company Disclosure Letter, (ii) as expressly permitted or required by this Agreement, (iii) as may be required by applicable Law, (iv) in connection with any action taken, or omitted to be taken, pursuant to any COVID-19 Measures, or (v) otherwise consented to by Parent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), until the earlier of the First Effective Time and the termination of this Agreement pursuant to Article VIII the Company shall not, and shall not permit its Subsidiaries to:

(i) (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, the Company or its Subsidiaries, except for (w) dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company or by a direct or indirect wholly owned Subsidiary of Opco LLC to the Company, Opco LLC or another direct or indirect wholly owned Subsidiary of the Company or Opco LLC, (x) (i) quarterly cash dividends by the Company on the shares of Company Class A Common Stock that do not exceed 75% of the Company’s consolidated discretionary cash flow to holders of Company Class A Common Stock excluding lease bonuses for the immediately preceding quarter, calculated in a manner consistent with past practice, and (ii) corresponding cash distributions by Opco LLC on the Opco LLC Units in an amount sufficient for the Company to make such quarterly cash dividends on the shares of Company Class A Common Stock, in each case, with customary record and payment dates, (y) tax distributions in accordance with Section 6.2 of the Opco LLC Agreement determined in a manner consistent with past practice or (z) any dividend equivalents declared, set aside or paid in respect of Company RSU Awards or Company PSU Awards; (B) split, combine or reclassify any capital stock of, or other equity interests in, the Company or any of its Subsidiaries, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of, other equity interests in, the Company or any of its Subsidiaries, other than, in each case, in respect of (I) an exchange of Opco LLC Units (together with the same number of shares of Company Class B Common Stock) in accordance with the Company’s Organizational Documents and the Opco LLC Agreement or (II) any Company RSU Awards or Company PSU Awards outstanding as of September 2, 2022, or issued after February 15, 2023 in compliance with this Agreement, or any dividend equivalents thereon, in each case in accordance with their terms as in effect on the date of this Agreement or the date of such later issuance; or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, the Company or any of its Subsidiaries, except (1) as required by the terms of any capital stock or equity interest of a Subsidiary, (2) as required by any Company Plan in each case existing as of the date hereof or (3) in connection with an exchange of Opco LLC Units (together with the same number of shares of Company Class B Common Stock) for Company Class A Common Stock (and not, for the avoidance of doubt, for cash) in accordance with the Company’s Organizational Documents and the Opco LLC Agreement;

(ii) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, the Company or any of its Subsidiaries or any Securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than: (A) the issuance of Company Class A Common Stock upon the settlement of any Company RSU Awards or Company PSU Awards or other awards granted under the Company 2019 Plan and outstanding on the date hereof or issued in compliance with clause (C) below; (B) (1) issuances by a wholly owned Subsidiary of the Company of such Subsidiary’s capital stock or other equity interests to the Company or any other wholly owned Subsidiary of the Company or (2) issuances by a wholly owned Subsidiary of Opco LLC of such Subsidiary’s capital stock or other equity interests to Opco LLC or any other wholly owned Subsidiary of Opco LLC; (C) issuances of Company RSU Awards and Company PSU Awards under the Company 2019 Plan for calendar year 2023 (but in no event will the aggregate grant date fair value of such issuances exceed the aggregate grant date fair value of the Company RSU Awards or Company PSU Awards issued in 2022) on or after February 15, 2023, to the extent that the Closing Date has not occurred by such time, to employees, directors and other service providers in amounts, at times of issuance and on terms and conditions consistent with past practice; provided, however, that, except as otherwise contemplated by this Agreement, such Company RSU Awards and Company PSU Awards shall not vest upon the occurrence of a “change in control” (as defined in the Company 2019 Plan) and the consummation of the Transactions shall not constitute a change in control for purposes of any Company RSU Awards or Company PSU Awards issued on or after February 15, 2023 in accordance with the foregoing; and (D) upon an exchange of Opco LLC Units (together with the same number of shares of Company Class B Common Stock) in accordance with the Company’s Organizational Documents and the Opco LLC Agreement;

(iii) amend the Company or Opco LLC’s Organizational Documents or amend the Organizational Documents of any of the Company’s other Subsidiaries in any material respect;

(iv) (A) merge, consolidate, combine or amalgamate with any Person other than a wholly owned Subsidiary of the Company merging with another wholly owned Subsidiary of the Company or a wholly owned Subsidiary of Opco LLC merging with another wholly owned Subsidiary of Opco LLC or (B) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, or any property or assets, in each case other than (1) pursuant to an agreement of the Company or any of its Subsidiaries in effect on the date of this Agreement and set forth on Section 6.1(b)(iv) of the Company Disclosure Letter and (2) acquisitions for which the consideration is $10,000,000 individually and $20,000,000 in the aggregate;

(v) sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any portion of its assets or properties (including Mineral Properties), other than (A) pursuant to an agreement of the Company or any of its Subsidiaries in effect on the date of this Agreement and set forth on Section 6.1(b)(v) of the Company Disclosure Letter or (B) sales, leases or dispositions (1) for which the consideration is $10,000,000 or less individually and $20,000,000 or less in the aggregate or (2) leases, top-leases, ratifications, extensions or amendments constituting or burdening any Mineral Properties made in the ordinary course of business;

(vi) adopt a plan of complete or partial liquidation or dissolution of the Company or any of its Subsidiaries, other than such transactions among the Company and any wholly owned Subsidiaries of the Company, among Opco LLC and any wholly owned Subsidiaries of Opco LLC or among wholly owned Subsidiaries of the Company or Opco LLC;

(vii) change in any material respect their accounting principles, practices or methods that would materially affect the consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, except as required by GAAP or applicable Law;

(viii) (A) settle or compromise any material Proceeding relating to Taxes, except where the amount of such settlement or compromise does not exceed the greater of 125% of the reserve for such matter on the Company financial statements or $1,000,000, or (B) make, revoke or change any material election for U.S. federal (or applicable state and local) income tax purposes except where such action is required by law or would not have a material and adverse effect on the Tax liabilities of the Company and its Subsidiaries, taken as a whole;

(ix) (A) grant any increases in the compensation payable or to become payable to any of its directors, officers or employees except as required by applicable Law or a Company Plan existing as of the date hereof, (B) pay or agree to pay to any director, officer or employee making an annualized salary of more than $225,000, whether past or present, any pension, retirement allowance or other employee benefit not required by any of the Company Plans existing as of the date hereof; (C) enter into any new, or materially amend any existing, employment or severance or termination agreement with any director, officer or employee making an annualized salary of more than $225,000; (D) establish any Company Plan which was not in existence prior to the date of this Agreement, or amend any such plan or arrangement in existence on the date of this Agreement if such amendment would have the effect of enhancing any benefits thereunder; (E) accelerate the vesting, payment or settlement of any compensation, Company Stock Award or other award; or (F) enter into or otherwise approve or provide for any change in control, severance or retention agreements or arrangements relating to the Transactions (or materially amend any such existing agreements or arrangements); provided, however, that notwithstanding the foregoing clauses (A) through (F), it shall not be a violation of this Section 6.2(b)(ix) for the Company to adopt a severance plan for the Company Employees, subject to review and reasonable approval by Parent, to reflect the terms set forth on Section 6.10(f) of this Agreement (such plan, the “Severance Plan”);

(x) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;

(xi) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would trigger the WARN Act;

(xii) hire any employees other than, in the ordinary course of business consistent with past practice, employees making an annualized salary of less than $225,000;

(xiii) incur, create or assume any Indebtedness or guarantee any such Indebtedness of another Person or create any Encumbrances on any property or assets of the Company or any of its Subsidiaries in connection with any Indebtedness thereof, other than Permitted Encumbrances; provided, however, that the foregoing shall not restrict the (A) incurrence of Indebtedness (1) under existing credit facilities in an amount not to exceed $30,000,000 in the aggregate of new (and not repaid) borrowings, (2) for extensions, renewals or refinancings of existing Indebtedness (including related premiums and expenses), (3) by the Company that is owed to any wholly owned Subsidiary of the Company, by Opco LLC that is owed to any wholly owned Subsidiary of Opco LLC, by any Subsidiary of the Company that is owed to the Company or any wholly owned Subsidiary of the Company, or by any Subsidiary of Opco LLC that is owed to Opco LLC or any wholly owned Subsidiary of Opco LLC, or (4) incurred or assumed in connection with any acquisition permitted by Section 6.1(b)(iv), or (B) the creation of any Encumbrances securing any Indebtedness permitted to be incurred by clause (A) above;

(xiv) make, compromise or forgive any loans, advances, or capital contributions to any other Person, other than as between the Company or its Subsidiaries or employees of the Company or its Subsidiaries in the ordinary course of business;

(xv) except in the ordinary course of business, make or commit to make capital expenditures in excess of $5,000,000 in the aggregate;

(xvi) (A) enter into any contract that would be a Company Contract, (B) modify, amend, terminate or assign, or waive or assign any rights under, any Company Contract in any material respect or (C) enter into any contract that would be breached by or require the consent of any other Person in order to continue in full force and effect following, consummation of the Mergers;

(xvii) settle or offer or propose to settle, any Proceeding (excluding any audit, claim or other proceeding in respect of Taxes) involving the payment of monetary damages by the Company or any of its Subsidiaries of any amount exceeding $1,000,000 in the aggregate;

(xviii) fail to notify Parent of any emergency affecting the Company and its Subsidiaries’ businesses or any of the Company’s assets as promptly as reasonably practicable;

(xix) fail to notify Parent of any material Proceeding filed with any Governmental Entity, or threatened in writing against any of the Company or its Subsidiaries, with respect to the Company’s assets, any of the Company or its Subsidiaries, or the Transactions;

(xx) take any action, cause any action to be taken, knowingly fail to take any action or knowingly fail to cause any action to be taken, which action or failure to act would reasonably be expected to prevent or impede, the Intended Tax Treatments Covenant from being satisfied;

(xxi) sell, assign, license, transfer, abandon or permit to lapse any rights to material Company Intellectual Property, other than non-exclusive licenses of rights to Company Intellectual Property granted by any of the Company or its Subsidiaries to customers in the ordinary course of business;

(xxii) fail to maintain all material insurance policies in the amounts and of the types presently in force with respect to the assets of the Company and the operations and activities of the Company and its Subsidiaries to the extent commercially reasonable in the Company and its Subsidiaries’ business judgment in light of prevailing conditions in the insurance market;

(xxiii) fail to maintain the books, accounts and records of each of the Company and its Subsidiaries in the ordinary course of business consistent with past practice and in compliance with all applicable Laws and contractual obligations;

(xxiv) take any action that would or would reasonably be expected to prevent or materially delay the Mergers and the consummation of the Transactions; or

(xxv) agree to take any action that is prohibited by this Section 6.1(b).

6.2 Conduct of Parent Business Pending the Mergers.

(a) Except (i) as set forth on Section 6.2 of the Parent Disclosure Letter, (ii) as expressly permitted or required by this Agreement, (iii) as may be required by applicable Law, (iv) in connection with any action taken, or omitted to be taken, pursuant to any COVID-19 Measures, or (v) otherwise consented to by the Company in writing (which consent shall not be unreasonably withheld, delayed or conditioned), Parent covenants and agrees that, until the earlier of the First Effective Time and the termination of this Agreement pursuant to Article VIII, it shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its businesses in the ordinary course, including by using commercially reasonable efforts to preserve substantially intact its present business organization and preserve its existing relationships with its key customers and suppliers.

(b) Except (i) as set forth on the corresponding subsection of Section 6.2(b) of the Parent Disclosure Letter, (ii) as expressly permitted or required by this Agreement, (iii) as may be required by applicable Law, (iv) in connection with any action taken, or omitted to be taken, pursuant to any COVID-19 Measures, or (v) otherwise consented to by Company in writing (which consent shall not be unreasonably withheld, delayed or conditioned), until the earlier of the First Effective Time and the termination of this Agreement pursuant to Article VIII, Parent shall not, and shall not permit its Subsidiaries to:

(i) (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, Parent or its Subsidiaries, except for (w) dividends and distributions by a direct or indirect wholly owned Subsidiary of Parent or by a direct or indirect wholly owned Subsidiary of Opco LP to Parent, Opco LP or another direct or indirect wholly owned Parent or Opco LP; (x) (i) quarterly cash dividends by Parent on the shares of Parent Class A Common Stock that do not exceed 65% of Parent’s consolidated discretionary cash flow to holders of Parent Class A Common Stock excluding lease bonuses for the immediately preceding quarter, calculated in a manner consistent with past practice, and (ii) and corresponding cash distributions by Opco LP on the Opco LP Units in an amount sufficient for Parent to make such quarterly cash dividends on shares of Parent Class A Common Stock, in each case, with customary record and payment dates, (y) tax distributions in accordance with Section 4.01 of the Opco LP Partnership Agreement determined in a manner consistent with past practice or (z) any dividend equivalents declared, set aside or paid in respect of Parent RSU Awards; (B) split, combine or reclassify any capital stock of, or other equity interests in, Parent or any of its Subsidiaries, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of, other equity interests in, Parent or any of its Subsidiaries, other than, in each case, in respect of (I) an exchange of Opco LP Units (together with the same number of shares of Parent Class C Common Stock) in accordance with the Parent’s Organizational Documents and the Opco LP Partnership Agreement or (II) any Parent RSU Awards or Parent PSU Awards outstanding on September 2, 2022, or issued after September 2, 2022 in compliance with this Agreement, or any dividend equivalents thereon, in each case in accordance with their terms as in effect on such date or the date of such later issuance; or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, Parent or any of its Subsidiaries, except (1) as required by the terms of any capital stock or equity interest of a Subsidiary, (2) as required by any Employee Benefit Plan of Parent in each case existing as of the date hereof or (3) in connection with an exchange of Opco LP Units (together with the same number of shares of Parent Class C Common Stock) for Parent Class A Common Stock (and not, for the avoidance of doubt, for cash) in accordance with Parent’s Organizational Documents and the Opco LP Partnership Agreement;

(ii) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, Parent or any of its Subsidiaries or any Securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than: (A) the issuance of Parent Class A Common Stock upon the settlement of any Parent RSU Awards or Parent PSU Awards or other awards granted under the Parent Long Term Incentive Plan and outstanding on the date hereof or issued in compliance with clause (C) below; (B) (1) issuances by a wholly owned Subsidiary of Parent of such Subsidiary’s capital stock or other equity interests to Parent or any other wholly owned Subsidiary of Parent or (2) issuances by a wholly owned Subsidiary of Opco LP of such Subsidiary’s capital stock or other equity interests to Opco LP or any other wholly owned Subsidiary of Opco LP; (C) issuances of Parent RSU Awards, Parent PSU Awards, Parent Restricted Stock Awards or other awards granted under the Parent Long Term Incentive Plan to employees and directors in amounts consistent with past practice; and (D) upon an exchange of Opco LP Units (together with the same number of shares of Parent Class C Common Stock) in accordance with Parent’s Organizational Documents and the Opco LP Partnership Agreement; provided, however, that in no event may Parent issue or permit any Subsidiary to issue, prior to receipt of the Parent Stockholder Approval, any equity interests, if the result of such issuance is that, after taking into account the issuance of all other equity interests Parent and its subsidiary could be obligated to issue prior to the End Date, the delivery of the written consent contemplated in Section 3.4 of each of the Specified Support Agreements would not be sufficient to constitute Parent Stockholder Approval;

(iii) amend Parent or Opco LP’s Organizational Documents or amend the Organizational Documents of any of Parent’s other Subsidiaries in any material respect;

(iv) (A) merge, consolidate, combine or amalgamate with any Person other than another wholly owned Subsidiary of Parent merging with another wholly owned Subsidiary of Parent or a wholly owned Subsidiary of Opco LP merging with another wholly owned Subsidiary of Opco LP or (B) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, or any property or assets, in each case other than (1) pursuant to an agreement of Parent or any of its Subsidiaries in effect on the date of this Agreement and set forth on Section 6.2(b)(iv) of the Parent Disclosure Letter (2) acquisitions for which the consideration is $10,000,000 individually and $20,000,000 in the aggregate;

(v) sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets or properties (including Mineral Properties), other than (A) pursuant to an agreement of Parent or any of its Subsidiaries in effect on the date of this Agreement and set forth on Section 6.2(b)(v) of the Parent Disclosure Letter or (B) sales, leases or dispositions (1) for which the consideration is $10,000,000 or less individually and $20,000,000 or less in the aggregate or (2) leases, top-leases, ratifications, extensions or amendments constituting or burdening any Mineral Properties made in the ordinary course of business;

(vi) adopt a plan of complete or partial liquidation or dissolution of Parent or any of its Subsidiaries, other than such transactions among Parent and any wholly owned Subsidiaries of Parent, among Opco LP and any wholly owned Subsidiaries of Opco LP, or among wholly owned Subsidiaries of Parent or Opco LP;

(vii) change in any material respect their accounting principles, practices or methods that would materially affect the consolidated assets, liabilities or results of operations of Parent and its Subsidiaries, except as required by GAAP or applicable Law;

(viii) (A) settle or compromise any material Proceeding relating to Taxes, except where the amount of such settlement or compromise does not exceed the greater of 125% of the reserve for such matter on Parent financial statements or $1,000,000, or (B) make, revoke or change any material election for U.S. federal (or applicable state and local) income tax purposes except where such action is required by law or would not have a material and adverse effect on the Tax liabilities of Parent and its Subsidiaries, taken as a whole;

(ix) (A) grant any increases in the compensation payable or to become payable to any of its directors, officers or employees, except as required by applicable Law or a Parent Plan existing as of the date hereof; (B) pay or agree to pay to any director, officer or employee making an annualized salary of more than $300,000, whether past or present, any pension, retirement allowance or other employee benefit not required by any of the Parent Plans existing as of the date hereof; (C) enter into any new, or materially amend any existing, employment or severance or termination agreement with any director, officer or employee making an annualized salary of more than $300,000; or (D) establish any Parent Plan which was not in existence prior to the date of this Agreement, or amend any such plan or arrangement in existence on the date of this Agreement if such amendment would have the effect of enhancing any benefits thereunder; (E) accelerate the vesting, payment or settlement of any compensation, Parent PSU Award, Parent RSU Award, Parent Restricted Stock Award or other award; or (F) enter into or otherwise approve or provide for any change in control, severance or retention agreements or arrangements relating to the Transactions (or materially amend any such existing agreements or arrangements);

(x) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;

(xi) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would trigger the WARN Act;

(xii) incur, create or assume any Indebtedness or guarantee any such Indebtedness of another Person or create any Encumbrances on any property or assets of Parent or any of its Subsidiaries in connection with any Indebtedness thereof, other than Permitted Encumbrances; provided, however, that the foregoing shall not restrict the (A) incurrence of Indebtedness (1) under existing credit facilities in an amount not to exceed $30,000,000 in the aggregate of new (and not repaid) borrowings, (2) for extensions, renewals or refinancings of existing Indebtedness (including related premiums and expenses), (3) by Parent that is owed to any wholly owned Subsidiary of Parent, by Opco LP that is owed to any wholly owned Subsidiary of Opco LP, or by any Subsidiary of Parent that is owed to Parent or a wholly owned Subsidiary of Parent, or by any Subsidiary of Opco LP that is owed to Opco LP or any wholly owned Subsidiary of Opco LP, or (4) incurred or assumed in connection with any acquisition permitted by Section 6.2(b)(iv), or (B) the creation of any Encumbrances securing any Indebtedness permitted to be incurred by clause (A) above;

(xiii) make, compromise or forgive any loans, advances, or capital contributions to any other Person, other than as between Parent or its Subsidiaries or employees of Parent or its Subsidiaries in the ordinary course of business;

(xiv) except in the ordinary course of business, make or commit to make capital expenditures in excess of $5,000,000 in the aggregate;

(xv) (A) enter into any contract that would be a Parent Contract, (B) modify, amend, terminate or assign, or waive or assign any rights under, any Parent Contract in any material respect or (C) enter into any contract that would be breached by or require the consent of any other Person in order to continue in full force and effect following, consummation of the Mergers;

(xvi) settle or offer or propose to settle, any Proceeding (excluding any audit, claim or other proceeding in respect of Taxes) involving the payment of monetary damages by Parent or any of its Subsidiaries of any amount exceeding $1,000,000 in the aggregate;

(xvii) fail to notify the Company of any emergency affecting Parent and its Subsidiaries’ businesses or any of Parent’s assets as promptly as reasonably practicable;

(xviii) fail to notify the Company of any material Proceeding filed with any Governmental Entity, or threatened in writing against any of Parent or its Subsidiaries, with respect to Parent’s assets, any of the Company or its Subsidiaries, or the Transactions;

(xix) take any action, cause any action to be taken, knowingly fail to take any action or knowingly fail to cause any action to be taken, which action or failure to act would reasonably be expected to prevent or impede, the Intended Tax Treatments Covenant from being satisfied;

(xx) sell, assign, license, transfer, abandon or permit to lapse any rights to material Parent Intellectual Property, other than non-exclusive licenses of rights to Parent Intellectual Property granted by any of Parent or its Subsidiaries to customers in the ordinary course of business;

(xxi) fail to maintain all material insurance policies in the amounts and of the types presently in force with respect to the assets of Parent and the operations and activities of Parent and its Subsidiaries to the extent commercially reasonable in Parent and its Subsidiaries’ business judgment in light of prevailing conditions in the insurance market;

(xxii) fail to maintain the books, accounts and records of each of Parent and its Subsidiaries in the ordinary course of business consistent with past practice and in compliance with all applicable Laws and contractual obligations;

(xxiii) increase or decrease the size of the Parent Board or enter into any agreement obligating Parent or the Parent Board to nominate any individual for election to the Parent Board or appoint any individual to fill any vacancy on the Parent Board;

(xxiv) take any action that would or would reasonably be expected to prevent or materially delay the Mergers and the consummation of the Transactions; or

(xxv) agree to take any action that is prohibited by this Section 6.2(b).

6.3 No Solicitation by the Company.

(a) From and after the date of this Agreement until the earlier of the First Effective Time and the termination of this Agreement in accordance with its terms, the Company will, and will cause its Subsidiaries and instruct its and its Subsidiaries’ Representatives to, immediately cease, and cause to be terminated, any discussion or negotiations with any Person conducted heretofore by the Company or any of its Subsidiaries or its or its Subsidiaries’ Representatives with respect to a Company Competing Proposal and immediately send return or destroy notices in respect of any information shared in connection with any such Company Competing Proposal within the twelve (12) months prior to the execution of this Agreement.

(b) From and after the date of this Agreement until the earlier of the First Effective Time and the termination of this Agreement in accordance with its terms, the Company will not, and will cause its Subsidiaries and will instruct its and its Subsidiaries’ Representatives not to, directly or indirectly, (i) initiate, solicit or knowingly encourage the making of or announcement of any Company Competing Proposal, (ii) engage in any discussions or negotiations with any Person with respect to a Company Competing Proposal, (iii) furnish any non-public information regarding the Company or its Subsidiaries, or access to the properties, assets or employees of the Company or its Subsidiaries, to any Person in connection with or in response to a Company Competing Proposal, (iv) enter into any letter of intent or agreement in principal, or other agreement providing for a Company Competing Proposal (other than a confidentiality agreement as provided in Section 6.3(d)(ii)), (v) waive or release any Person from, forebear in the enforcement of, or amend any standstill agreement or any standstill provisions of any other contract, (vi) (A) fail to make, withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Parent, the Company Board Recommendation (it being understood that any failure to publicly, and without qualification, reaffirm the Company Board Recommendation, in each case, within ten (10) Business Days after a Company Competing Proposal is made public or any request by Parent to do so will be deemed a withdrawal of the Company Board Recommendation for the purposes hereof), (B) fail to include the Company Board Recommendation in the Joint Consent Solicitation Statement/Proxy Statement/Prospectus and Registration Statement or (C) recommend the approval or adoption of, or publicly propose to recommend, approve or adopt, any Company Competing Proposal (the taking of any action described in clause (vi) being referred to as a “Company Change of Recommendation”), or (vii) take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations of the State of Delaware, including Section 203 of the Delaware Law, inapplicable to any person (other than Parent and its Affiliates) or any Company Competing Proposal.

(c) From and after the date of this Agreement, the Company shall advise Parent of the receipt by the Company or, to the extent known by the Company, any of its Representatives of any Company Competing Proposal made on or after the date of this Agreement or any request for non-public information or data relating to the Company or any of its Subsidiaries made by any Person in connection with a Company Competing Proposal or any request for discussions or negotiations with the Company or a Representative of the Company relating to a Company Competing Proposal (in each case within one (1) Business Day thereof), and the Company shall provide to Parent (within such one (1) Business Day time frame) either (i) a copy of any such Company Competing Proposal made in writing provided to the Company or any of its Subsidiaries or Representatives or (ii) if oral, a written summary of the material terms of such Company Competing Proposal. The Company shall keep Parent reasonably informed, on a current basis, with respect to the status and material terms of any such Company Competing Proposal and any material changes to the status of any such discussions or negotiations (and in no event later than one (1) Business Day after such material change).

(d) Notwithstanding anything in this Agreement to the contrary, the Company, directly or indirectly through one or more of its Representatives, may:

(i) after consultation with its outside legal counsel, make such customary disclosures as the Company Board or any committee thereof determines in good faith are necessary to comply with Rule 14e-

2(a), Item 1012(a) of Regulation M-A and Rule 14d-9 promulgated under the Exchange Act, to the extent applicable, or other applicable federal securities Laws, so long as, in each case, any action taken or statement made to so comply is consistent with this Section 6.3;

(ii) prior to the receipt of the Company Stockholder Approval, engage in the activities prohibited by Sections 6.3(b)(ii) and 6.3(b)(iii) with any Person who has made after the date hereof a written, unsolicited bona fide Company Competing Proposal (which has not resulted from a violation of this Section 6.3); provided, however, that (A) no non-public information that is prohibited from being furnished pursuant to Section 6.3(b) may be furnished until the Company receives an executed confidentiality agreement from such Person containing limitations on the disclosure of non-public information furnished to such Person by or on behalf of the Company that are no less favorable to the Company in the aggregate than the terms of the Confidentiality Agreement, as determined by the Company Board in good faith after consultation with its outside legal counsel; provided, further, that such confidentiality agreement does not contain provisions that prohibit the Company from complying with the provisions of this Section 6.3; provided, further, that prior to or concurrent with (or in the case of oral communications only, promptly after) providing any non-public information to such Person, the Company shall make such non-public information available to Parent (to the extent such non-public information has not been previously made available by the Company to Parent) and (B) prior to taking any such actions, the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Company Competing Proposal is, or could reasonably be expected to lead to, a Company Superior Proposal;

(iii) prior to the receipt of the Company Stockholder Approval, in response to a Company Competing Proposal (which has not resulted from a violation of this Section 6.3), if the Company Board so chooses, cause the Company to effect a Company Change of Recommendation or to terminate this Agreement pursuant to Section 8.1(d), if prior to taking such action (A) the Company Board determines in good faith after consultation with its financial advisors and outside legal counsel that such Company Competing Proposal is a Company Superior Proposal (taking into account any adjustment to the terms and conditions of the Mergers proposed by Parent in response to such Company Competing Proposal), (B) the Company shall have given notice to Parent that the Company has received such proposal, specifying the material terms and conditions of such proposal, and, that the Company intends to take such action, (C) during the period ending on the earlier to occur of one (1) Business Day prior to the scheduled time for the Company Stockholders Meeting and the fourth Business Day after the date on which such notice is given to Parent, the Company shall have made its Representatives reasonably available for the purpose of engaging in good faith negotiations with Parent (to the extent Parent desires to negotiate) regarding a possible amendment of this Agreement or a possible alternative transaction so that the Company Competing Proposal that is the subject of the Company Superior Proposal ceases to be a Company Superior Proposal, and (D) within the period described in the foregoing clause (C), either (1) Parent shall not have proposed revisions to the terms and conditions of this Agreement or (2) if Parent shall have proposed revisions to the terms and conditions of this Agreement in a manner that would form a binding contract if accepted by the Company, the Company Board, after consultation with its financial advisors and outside legal counsel, shall have determined in good faith that (x) the Company Competing Proposal remains a Company Superior Proposal with respect to Parent’s revised proposal and (y) failing to make Company Change of Recommendation and/or enter into such Company Competing Proposal would be reasonably likely to be inconsistent with Company Board’s fiduciary obligations to the Company Stockholders under applicable Law; provided, however, that each time material modifications to the financial terms of a Company Competing Proposal determined to be a Company Superior Proposal are made the time period set forth in clause (C) prior to which the Company may effect a Company Change of Recommendation or terminate this Agreement shall be extended for twenty-four (24) hours after notification of such change to Parent; and

(iv) prior to the receipt of the Company Stockholder Approval, (A) seek clarification from (but not engage in negotiations with or provide non-public information to) any Person that has made a Company Competing Proposal (which has not resulted from a violation of this Section 6.3) solely to clarify and understand the terms and conditions of such proposal to provide adequate information for the Company Board to make an informed determination under Section 6.3(d)(ii) and (B) inform such Person or its Representative of the restrictions imposed by the provisions of this Section 6.3 (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted hereunder).

(e) Notwithstanding anything in this Agreement to the contrary, prior to receipt of the Company Stockholder Approval, in response to a Company Intervening Event that occurs or arises after the date of this Agreement, the Company may, if the Company Board so chooses, effect a Company Change of Recommendation if prior to taking such action (i) the Company Board determines in good faith after consultation with its outside legal counsel that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations to Company Stockholders under applicable Law, (ii) the Company shall have given notice to Parent that the Company has determined that a Company Intervening Event has occurred or arisen (which notice will reasonably describe such Company Intervening Event) and that the Company intends to effect a Company Change of Recommendation, and either (A) Parent shall not have proposed revisions to the terms and conditions of this Agreement prior to the earlier to occur of the scheduled time for the Company Stockholders Meeting and the fifth Business Day after the date on which such notice is given to Parent, or (B) if Parent within the period described in the foregoing clause (A) shall have proposed revisions to the terms and conditions of this Agreement in a manner that would form a binding contract if accepted by the Company, the Company Board, after consultation with its outside legal counsel, shall have determined in good faith that such proposed changes do not obviate the need for the Company Board to effect a Company Change of Recommendation and that the failure to make a Company Change of Recommendation would be reasonably likely to be inconsistent with its fiduciary obligations to Company Stockholders under applicable Law.

(f) Notwithstanding (i) any Company Change of Recommendation, (ii) the making of any Company Competing Proposal or (iii) anything in this Agreement to the contrary but without limiting the Company’s right to terminate this Agreement in accordance with Section 8.1(d), until termination of this Agreement (x) in no event may the Company or any of its Subsidiaries (A) enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar instrument constituting or relating to a Company Competing Proposal (other than a confidentiality agreement in accordance with Section 6.3(d)(ii)), and (y) the Company shall otherwise remain subject to all of its obligations under this Agreement, including, for the avoidance of doubt, the obligation to hold the Company Stockholder Meeting.

6.4 [Reserved].

6.5 Preparation of Joint Consent Solicitation Statement/Proxy Statement/Prospectus and Registration Statement.

(a) Parent will promptly furnish to the Company such data and information relating to it, its Subsidiaries (including New Parent, Opco LP, Bass Merger Sub, Snapper Merger Sub and Opco Merger Sub LLC) and the holders of its capital stock, as the Company may reasonably request for the purpose of including such data and information in the Joint Consent Solicitation Statement/Proxy Statement/Prospectus and any amendments or supplements thereto used by the Company to obtain the adoption by the Company Stockholders of this Agreement. The Company will promptly furnish to Parent such data and information relating to it, its Subsidiaries (including Opco LLC) and the holders of its capital stock, as Parent may reasonably request for the purpose of including such data and information in the Joint Consent Solicitation Statement/Proxy Statement/Prospectus and the Registration Statement and any amendments or supplements thereto.

(b) Promptly following the date hereof, the Company and Parent shall cooperate in preparing and Parent shall cause New Parent to file with the SEC a mutually acceptable Joint Consent Solicitation Statement/Proxy Statement/Prospectus relating to the Mergers and the other Transactions, and Parent shall cause New Parent to prepare and file with the SEC the Registration Statement (of which the Joint Consent Solicitation

Statement/Proxy Statement/Prospectus will be a part). The Company and Parent shall each use reasonable best efforts to cause the Registration Statement and the Joint Consent Solicitation Statement/Proxy Statement/Prospectus to comply with the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Parent and the Company shall each use its reasonable best efforts to cause the Registration Statement to become effective under the Securities Act as soon after such filing as practicable and Parent shall use reasonable best efforts to keep the Registration Statement effective as long as is necessary to consummate the Mergers. As promptly as reasonably practicable following the clearance of the Joint Consent Solicitation Statement/Proxy Statement/Prospectus by the SEC and the effectiveness of the Registration Statement, each of Parent and the Company will cause the Joint Consent Solicitation Statement/Proxy Statement/Prospectus to be filed in definitive form with the SEC and transmitted to the holders of Parent Common Stock and Company Common Stock, respectively. Each of the Company and Parent will advise the other promptly after it receives any request by the SEC for amendment of the Joint Consent Solicitation Statement/Proxy Statement/Prospectus or the Registration Statement or comments thereon and responses thereto or any request by the SEC for additional information. Each of the Company and Parent shall use reasonable best efforts to cause all documents that it is responsible for filing with the SEC in connection with the Transactions to comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, prior to filing the Registration Statement (or any amendment or supplement thereto) or mailing the Joint Consent Solicitation Statement/Proxy Statement/Prospectus (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of the Company and Parent will (i) provide the other with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response), (ii) shall include in such document or response all comments reasonably proposed by the other and (iii) shall not file or mail such document or respond to the SEC prior to receiving the approval of the other, which approval shall not be unreasonably withheld, conditioned or delayed.

(c) New Parent, Parent and the Company shall make all necessary filings with respect to the Mergers and the other Transactions under the Securities Act and the Exchange Act and applicable “blue sky” laws and the rules and regulations thereunder. Each Party will advise the other, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order or the suspension of the qualification of the New Parent Class A Common Stock, New Parent Class C Common Stock or Opco LP Units issuable in connection with the Mergers for offering or sale in any jurisdiction. Each of the Company and Parent will use reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated.

(d) If at any time prior to the First Effective Time, any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, should be discovered by Parent or the Company that should be set forth in an amendment or supplement to the Registration Statement or the Joint Consent Solicitation Statement/Proxy Statement/Prospectus, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the Company Stockholders and the Parent Stockholders.

6.6 Requisite Approvals. In connection with and substantially concurrently with the Post-Signing Transactions, (i) Parent shall duly approve and adopt this Agreement in its capacity as the sole stockholder of New Parent in accordance with applicable Law and the Organizational Documents of New Parent, and deliver to the Company evidence of its vote or action by written consent so approving and adopting this Agreement and the Transactions on behalf of New Parent, (ii) the Board of Directors of Snapper Merger Sub shall approve, adopt and declare advisable this Agreement and the transactions contemplated hereby, including the Parent Merger, (iii) the Board of Directors of Bass Merger Sub shall approve, adopt and declare advisable this Agreement and the transactions contemplated hereby, including the Company Merger and (iv) New Parent shall duly approve and adopt this Agreement in its capacity as the sole stockholder of each of Bass Merger Sub and Snapper Merger Sub in accordance with applicable Law and the Organizational Documents of Bass Merger Sub and Snapper Merger Sub, respectively, and deliver to the Company evidence of its vote or action by written consent so approving and adopting this Agreement and the Transactions on behalf of each of Snapper Merger Sub and Bass Merger Sub,. Concurrently with the execution of this Agreement, (A) Opco LP has, in accordance with applicable Law and the Organizational Documents of Opco Merger Sub LLC, in its capacity as the sole member of Opco Merger Sub LLC, delivered to the Company a duly executed written consent adopting this Agreement and the Transactions on behalf of Opco Merger Sub LLC; and (B) the Company has, in accordance with applicable Law and the Opco LLC Agreement, in its capacity as the holder of more than a majority of the issued and outstanding Opco LLC Units and in its capacity as the managing member of Opco LLC, delivered to Parent a duly executed written consent adopting this Agreement on behalf of Opco LLC.

6.7 Company Stockholders Meeting; Parent Consent Solicitation.

(a) The Company shall take all action necessary in accordance with applicable Laws and the Organizational Documents of the Company to duly give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval, to be held as promptly as reasonably practicable (but in no event later than 45 days) following the clearance of the Joint Consent Solicitation Statement/Proxy Statement/Prospectus by the SEC. Except as permitted by Section 6.3, the Company Board shall recommend that the Company Stockholders vote in favor of the adoption of this Agreement at the Company Stockholders Meeting and the Company Board shall solicit from Company Stockholders proxies in favor of the adoption of this Agreement, and the Joint Consent Solicitation Statement/Proxy Statement/Prospectus shall include a statement to the effect that the Company Board has made the Company Board Recommendation. Without limiting the right of the Company Board to effect a Company Change of Recommendation in accordance with Section 6.3, the Company shall use its reasonable best efforts to obtain the Company Stockholder Approval and otherwise comply with all applicable Law with respect to such meeting. Notwithstanding anything to the contrary contained in this Agreement, the Company (i) shall be required to adjourn or postpone the Company Stockholders Meeting (A) to the extent necessary to ensure that any required supplement or amendment to the Joint Consent Solicitation Statement/Proxy Statement/Prospectus is provided to Company Stockholders or (B) if, as of the time for which the Company Stockholders Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such Company Stockholders Meeting and (ii) may adjourn or postpone the Company Stockholders Meeting if, as of the time for which the Company Stockholders Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to obtain the Company Stockholder Approval; provided, however, that unless otherwise agreed to by the Parties, the Company Stockholders Meeting shall not be adjourned or postponed to a date that is less than five (5) Business Days and more than ten (10) Business Days after the date for which the meeting was previously scheduled (it being understood that such Company Stockholders Meeting shall be adjourned or postponed every time the circumstances described in the foregoing clauses (i)(A) and (i)(B) exist, and such Company Stockholders Meeting may be adjourned or postponed every time the circumstances described in the foregoing clause (ii) exist); and provided further that the Company Stockholders Meeting shall not be adjourned or postponed to a date on or after two (2) Business Days prior to the End Date. If requested by Parent, the Company shall promptly provide all voting tabulation reports relating to the Company Stockholders Meeting that have been prepared by the Company or the Company’s transfer agent, proxy solicitor or other Representative, and shall otherwise keep Parent reasonably informed regarding the status of the solicitation and any material oral or written communications from or to Company Stockholders with respect thereto. Unless there has been a Company Change of Recommendation in accordance with Section 6.3, the Parties agree to cooperate and use their reasonable best efforts to defend against any efforts by any of the Company Stockholders or any other Person to prevent the Company Stockholder Approval from being obtained. Without limiting the generality of the foregoing, unless this Agreement is terminated prior to the Company Stockholders Meeting, this Agreement, the Mergers and the other Transactions shall be submitted to Company Stockholders at the Company Stockholders Meeting whether or not a Company Change of Recommendation shall have occurred.

(b) Parent shall take all action necessary in accordance with applicable Laws and the Organizational Documents of Parent to cause the Joint Consent Solicitation Statement/Proxy Statement/Prospectus to be mailed to Parent Stockholders, to seek the Parent Stockholder Approval via written consent and to take such other actions as may be required by applicable Law and the Organizational Documents of Parent and its Subsidiaries to obtain the Parent Stockholder Approval via written consent as promptly as reasonably practicable following the clearance of the Joint Consent Solicitation Statement/Proxy Statement/Prospectus by the SEC and the time the Registration Statement is declared effective under the Securities Act. The Joint Consent Solicitation Statement/Proxy Statement/Prospectus shall include a statement to the effect that the Parent Board has made the Parent Board Recommendation; provided that, notwithstanding anything to the contrary in this Agreement, prior to obtaining the Parent Stockholder Approval, (i) nothing in this Agreement shall prohibit Parent or the Parent Board from making any disclosures that it determines in good faith are necessary to comply with Rule 14e-2(a), Item 1012(a) of Regulation M-A and Rule 14d-9 promulgated under the Exchange Act, to the extent applicable, or other applicable federal securities Laws and (ii) the Parent Board shall be permitted to change or withdraw the Parent Board Recommendation, but, in the case of clause (ii), solely to the extent the Parent Board determines in good faith after consultation with its outside legal counsel that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations to Parent Stockholders under applicable Law; provided, further, however, that in no event shall any such disclosure, change or withdrawal (x) affect the validity and enforceability of this Agreement or the Support Agreements, including the Parties’ obligations to consummate the transactions contemplated by this Agreement, including the Mergers, or the Supporting Stockholders’ obligations to deliver (or cause to be delivered) the written consent contemplated by the Support Agreements, or (y) cause any state corporate takeover statute or other similar statute to be applicable to the Mergers or the other transactions contemplated by this Agreement.

6.8 Access to Information.

(a) Each Party shall, and shall cause each of its Subsidiaries to, afford to the other Party and its Representatives, during the period prior to the earlier of the First Effective Time and the termination of this Agreement pursuant to the terms of Section 8.1 of this Agreement, reasonable access, at reasonable times upon reasonable prior notice, to the officers, key employees, agents, properties, offices and other facilities of such Party and its Subsidiaries and to their books, records, contracts and documents and shall, and shall cause each of its Subsidiaries to, furnish reasonably promptly to the other Party and its Representatives such information concerning its and its Subsidiaries’ business, properties, contracts, records and personnel as may be reasonably requested, from time to time, by or on behalf of the other Party. Each Party and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the other Party or its Subsidiaries or otherwise cause any unreasonable interference with the prompt and timely discharge by the employees of the other Party and its Subsidiaries of their normal duties. Notwithstanding the foregoing provisions of this Section 6.8(a), each Party shall not be required to, or to cause any of its Subsidiaries to, grant access or furnish information to the other Party or any of its Representatives to the extent that such information is subject to an attorney/client privilege or the attorney work product doctrine or that such access or the furnishing of such information is prohibited by applicable Law or an existing contract or agreement. Notwithstanding the foregoing, each Party shall not have access to personnel records of the other Party or any of its Subsidiaries relating to individual performance or evaluation records, medical histories or other information that in the other Party’s good faith opinion the disclosure of which could subject the other Party or any of its Subsidiaries to risk of liability. Notwithstanding the foregoing, each Party shall not be permitted to conduct any sampling or analysis of any environmental media or building materials at any facility of the other Party or its Subsidiaries without the prior written consent of the other Party, which may be granted or withheld in the other Party’s sole discretion. Each Party agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.8(a) for any purpose unrelated to the consummation of the Transactions.

(b) The Confidentiality Agreement dated as of June 8, 2022, between Parent and the Company (the “Confidentiality Agreement”) shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder.

6.9 HSR and Other Approvals.

(a) Except for the filings and notifications made pursuant to Antitrust Laws to which Sections 6.9(b) and (c), and not this Section 6.9(a), shall apply, promptly following the execution of this Agreement, the Parties shall proceed to prepare and file with the appropriate Governmental Entities all authorizations, consents, notifications, certifications, registrations, declarations and filings that are necessary in order to consummate the Transactions and shall diligently and expeditiously prosecute, and shall cooperate fully with each other in the prosecution of, such matters.

(b) As promptly as reasonably practicable following the execution of this Agreement, but in no event later than fifteen (15) Business Days following the date of this Agreement, the Parties shall make any filings required under the HSR Act. As promptly as reasonably practicable, the Parties shall make the filings and notifications as may be required by foreign competition Laws and merger regulations (the “Competition Law Notifications”). Each of Parent and the Company shall cooperate fully with each other and shall furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filings under any applicable Antitrust Laws. Unless otherwise agreed, Parent and the Company shall each use its reasonable best efforts to ensure the prompt expiration of any applicable waiting period under the HSR Act or any Competition Law Notifications. Parent and the Company shall each use its reasonable best efforts to respond to and comply with any request for information from any Governmental Entity charged with enforcing, applying, administering, or investigating the HSR Act, any Competition Law Notifications or any other Law designed to prohibit, restrict or regulate actions for the purpose or effect of mergers, monopolization, restraining trade or abusing a dominant position (collectively, “Antitrust Laws”), including the Federal Trade Commission, the Department of Justice, any attorney general of any state of the United States or any other competition authority of any jurisdiction (“Antitrust Authority”). Parent and the Company shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from any Antitrust Authority. To the extent permitted by applicable Law, each of Parent and the Company shall (i) promptly notify the other of any substantive communication made or received by Parent or the Company, as applicable, with any Antitrust Authority relating to Antitrust Laws (or any other Competition Law Notifications) and regarding this Agreement or the Transaction, (ii) provide the other party reasonable opportunity to review in advance any proposed written communication to any such Antitrust Authority and incorporate such other party’s reasonable comments to such proposed written communication, (iii) not agree to participate in any in-person meeting or substantive discussion with any Antitrust Authority in respect of any Competition Law Notification, investigation, filing or inquiry regarding this Agreement or any of the Transactions without advance consultation and, to the extent permitted, opportunity to attend or participate, and (iii) promptly furnish the other party with copies of all correspondence, filings and written communications with such Antitrust Authority in respect of this Agreement and the Transactions.

(c) Notwithstanding anything herein to the contrary, Parent shall use reasonable best efforts to resolve, avoid, or eliminate impediments or objections, if any, that may be asserted by any Antitrust Authority with respect to the Transactions so as to enable the Mergers to occur prior to the End Date; provided that nothing in this Section 6.9 or anything else in this Agreement shall require Parent or any of its Affiliates to (and neither the Company nor any of its Subsidiaries shall, or shall offer or agree to, do any of the following without Parent’s prior written consent): (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of the Company or Parent or their respective Subsidiaries; (ii) terminating existing relationships, contractual rights or obligations of the Company or Parent or their respective Subsidiaries; (iii) terminating any venture or other arrangement; (iv) creating any relationship, contractual rights or obligations of the Company or Parent or their respective Subsidiaries or (v) effectuating any other change or restructuring of the Company or Parent or their respective Subsidiaries (and, in each case, to enter into agreements or stipulate to the entry of an order or decree or file appropriate applications with any Antitrust Authority in connection with any of the foregoing and in the case of actions by or with respect to the Company or its Subsidiaries or its or their businesses or assets) (any of the actions described in this proviso, a “Divestiture Action”). Unless mutually agreed by the Company and Parent, neither the Company nor Parent, nor any of their respective Affiliates, shall take or agree to take any Divestiture Action. Parent shall be entitled to direct any Proceedings with any Antitrust Authority or other Person relating to any of the foregoing, provided, however, that it shall afford the Company a reasonable opportunity to participate therein. In addition, but subject to the preceding sentences, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any Proceeding that would make consummation of the Transactions in accordance with the terms of this Agreement unlawful or that would restrain, enjoin or otherwise prevent or materially delay the consummation of the Transactions, Parent shall take promptly any and all reasonable steps necessary to vacate, modify or suspend such injunction or order so as to permit such consummation prior to the End Date. The Parties shall take reasonable efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section 6.9 so as to preserve any applicable privilege.

(d) The Company, Opco LLC, Parent, New Parent, Opco LP, Bass Merger Sub, Snapper Merger Sub and Opco Merger Sub shall not take any action that could reasonably be expected to hinder or delay the obtaining of clearance or the expiration of the required waiting period under the HSR Act, any Competition Law Notifications or any other applicable Antitrust Law.

6.10 Employee Matters.

(a) For a period of twenty four (24) months following the Closing, Parent shall cause each individual who is employed as of immediately prior to the Closing by the Company or a Subsidiary thereof (a “Company Employee”) and who remains employed by Parent or any of its Subsidiaries (including the Bass Surviving Corporation, the Opco Surviving Company or any of their respective Subsidiaries) to be provided with (i) base compensation (salary or wage, as applicable) and an annual cash bonus target opportunity (as applicable) that is no less favorable than that in effect for such Company Employee immediately prior to the Closing (and the annual cash bonus, if any, earned by such Company Employees shall be determined on a comparable basis to similarly situated employees of Parent) and (ii) employee benefits (including retirement plan participation) and incentive compensation opportunities that are substantially comparable in the aggregate to those in effect for such Company Employee immediately prior to the Closing.

(b) With respect to each Employee Benefit Plan maintained by New Parent or any of its Subsidiaries (including the Bass Surviving Corporation, the Opco Surviving Company or any of their respective Subsidiaries) in which any of the Company Employees participate following the Closing (as applicable, the “Company Employee Benefit Plans”), the Company Employees shall be given credit for all purposes under the Company Employee Benefit Plans (other than with respect to any “defined benefit plan” as defined in Section 3(35) of ERISA, retiree medical benefits or disability benefits or to the extent it would result in a duplication of benefits) in which the Company Employees participate, for such Company Employees’ service with the Company and its Subsidiaries, including vesting, eligibility and benefit accrual purposes, to the same extent and for the same purposes that such service was taken into account under a corresponding Company Plan immediately prior to the Closing.

(c) From and after the Closing, as applicable, Parent shall, or shall cause the Bass Surviving Corporation and its Subsidiaries, to take commercially reasonable efforts to (i) waive any limitation on health and welfare coverage of any Company Employee and his or her eligible dependents due to pre-existing conditions and/or waiting periods, active employment requirements and requirements to show evidence of good health under the applicable health and welfare Company Plan to the extent such Company Employee and his or her eligible dependents are covered under a Company Plan immediately prior to the Closing, and such conditions, periods or requirements are satisfied or waived under such Employee Benefit Plan of the Company and (ii) give each Company Employee credit for the plan year in which the Closing occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Closing for which payment has been made, in each case, to the extent permitted by the applicable insurance plan provider.

(d) From and after the Closing, Parent shall, or shall cause the Bass Surviving Corporation and its Subsidiaries, to honor their respective contractual obligations under all employment, severance, change in control and other similar agreements, if any, between the Company (or a Subsidiary thereof) and a Company Employee.

(e) Prior to the Closing Date, the Company shall take all actions that may be necessary or appropriate to terminate, as of the day immediately preceding the Closing Date, the Company’s participation in the 401(k) plan (the “Company 401(k) Plan”). The Company shall provide Parent with evidence that such participation in the Company 401(k) Plan has been terminated (the form and substance of which shall be subject to review and reasonable comment by Parent) not later than two Business Days immediately preceding the Closing Date. In connection with the termination of the Company’s participation in the Company 401(k) Plan, Parent shall permit each affected Company Employee who is a participant in the Company 401(k) Plan to (i) become a participant in a 401(k) plan of Parent or its Subsidiary that is an “eligible retirement plan” (within the meaning of Section 401(a)(31) of the Code) (the “Parent 401(k) Plan”) as soon as practicable after the Closing Date, subject to the terms and conditions of the Parent 401(k) Plan and (ii) subject to the terms and conditions of the Parent 401(k) Plan and the requirements of the administrator thereof, to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code) in cash or, if permitted under the Parent 401(k) Plan, a note (in the case of a participant loan) in an amount equal to the eligible rollover distribution portion of the account balance distributed to each such affected Company Employee from the Company 401(k) Plan to the Parent 401(k) Plan. Notwithstanding the foregoing, the Company shall not terminate its participation in the Company 401(k) Plan if, not later than five Business Days prior to the Closing Date, Parent requests that the Company not terminate its participation in the Company 401(k) Plan.

(f) For purposes of determining the number of vacation days and other paid time off to which each Company Employee is entitled during the calendar year in which the Closing occurs, Parent, the Bass Surviving Corporation or one of its Subsidiaries will give each Company Employee credit for all unused vacation and other paid time off days accrued or earned by such Company Employee as of immediately prior to the Closing for the calendar year in which the Closing occurs.

(g) If (i) a Company Employee’s employment with Parent or any of its Subsidiaries (including the Bass Surviving Corporation, the Opco Surviving Company or any of their respective Subsidiaries) is terminated during the period commencing at the Closing and ending twenty-four (24) months following the Closing (the “Transition Period”) by Parent or any of its Subsidiaries (including the Bass Surviving Corporation, the Opco Surviving Company or any of their respective Subsidiaries) without Cause or (ii) a Company Employee terminates his/her employment with Parent or any of its Subsidiaries (including the Bass Surviving Corporation, the Opco Surviving Company or any of their respective Subsidiaries) for Good Reason during the Transition Period, such Company Employee shall be paid by Parent (or Parent shall cause to be paid), a cash, lump sum severance benefit, in the amount and subject to the requirements, either (x) set forth on Section 6.10(g) of the Company Disclosure Letter or (y) to the extent that the Company adopts the Severance Plan in accordance with Section 6.1(b)(ix) of this Agreement, set forth in the Severance Plan. Notwithstanding the foregoing, payment of any such severance amount will be subject to such Company Employee’s execution and non-revocation of a waiver and release of claims in favor of Parent and its Subsidiaries and Affiliates, including the Bass Surviving Corporation and the Opco Surviving Company (and their respective Subsidiaries and Affiliates) in a form to be provided by Parent, the Bass Surviving Corporation or the Opco Surviving Company.

(h) Nothing in this Agreement shall (i) constitute an amendment to, or be construed as amending, any Employee Benefit Plan sponsored, maintained or contributed to by the Company, Parent or any of their respective Subsidiaries or (ii) require Parent, the Bass Surviving Corporation, or any of their respective Subsidiaries to continue to employ any Company Employee or any other employee for any period of time following the First Effective Time. The provisions of this Section 6.10 are for the sole benefit of the Parties and nothing herein, expressed or implied, is intended or will be construed to confer upon or give to any Person (including, for the avoidance of doubt, any Company Employee or other current or former employee of the Company or any of their respective Affiliates), other than the Parties and their respective permitted successors and assigns, any legal or equitable or other rights or remedies (including with respect to the matters provided for in this Section 6.10) under or by reason of any provision of this Agreement.

6.11 Indemnification; Directors’ and Officers’ Insurance.

(a) Without limiting any other rights that any Indemnified Person may have pursuant to any employment agreement or indemnification agreement in effect on the date hereof or otherwise, for six (6) years after the applicable Effective Time, Parent, the Bass Surviving Corporation and the Opco Surviving Company shall, jointly and severally, indemnify, defend and hold harmless each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the applicable Effective Time, a director, officer or employee of the Company or any of its Subsidiaries or who acts as a fiduciary under any Company Plan or any of its Subsidiaries (the “Indemnified Persons”) against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any threatened or actual Proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such Person is or was a director, officer or employee of the Company or any of its Subsidiaries, a fiduciary under any Company Plan or any of its Subsidiaries or is or was serving at the request of the Company or any of its Subsidiaries as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, Employee Benefit Plan, trust or other enterprise or by reason of anything done or not done by such Person in any such capacity, whether pertaining to any act or omission occurring or existing prior to, at or after the applicable Effective Time and whether asserted or claimed prior to, at or after the applicable Effective Time (“Indemnified Liabilities”), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement or the Transactions, in each case to the fullest extent permitted under applicable Law (and Parent, the Bass Surviving Corporation and the Opco Surviving Company shall, jointly and severally, pay expenses incurred in connection therewith in advance of the final disposition of any such Proceeding to each Indemnified Person to the fullest extent permitted under applicable Law). Without limiting the foregoing, in the event any such Proceeding is brought or threatened to be brought against any Indemnified Persons (whether arising before or after the applicable Effective Time), each of Parent, the Bass Surviving Corporation and the Opco Surviving Company shall use its best efforts to assist in the defense of any such matter. Any Indemnified Person wishing to claim indemnification or advancement of expenses under this Section 6.11, upon learning of any such Proceeding, shall notify Parent, the Bass Surviving Corporation or the Opco Surviving Company (but the failure so to notify shall not relieve a Party from any obligations that it may have under this Section 6.11 except to the extent such failure materially prejudices such Party’s position with respect to such claims). With respect to any determination of whether any Indemnified Person is entitled to indemnification by Parent, the Bass Surviving Corporation or the Opco Surviving Company under this Section 6.11, such Indemnified Person shall have the right to require that such determination be made by special, independent legal counsel selected by the Indemnified Person and approved by Parent or the Bass Surviving Corporation, as applicable (which approval shall not be unreasonably withheld or delayed), and who has not otherwise performed material services for Parent, the Bass Surviving Corporation or the Indemnified Person within the last three (3) years. Notwithstanding anything in this Section 6.11 to the contrary, if any claim for indemnification or advancement of expenses under this Section 6.11 is made by an Indemnified Person prior to the expiration of the applicable statute of limitations with respect to the Proceeding to which such Indemnified Person is a party or is otherwise involved and such Proceeding is continuing as of such date, then such Indemnified Person shall be entitled to indemnification or advancement of expenses under this Section 6.11 until the final disposition of such Proceeding.

(b) For six (6) years after the applicable Effective Time, Parent, the Bass Surviving Corporation and the Opco Surviving Company shall not amend, repeal or otherwise modify any provision in the Organizational Documents of the Bass Surviving Corporation or the Opco Surviving Company in any manner that would affect (or manage the Bass Surviving Corporation or the Opco Surviving Company or their respective Subsidiaries, with the intent to or in a manner that would) adversely the rights thereunder or under the Organizational Documents of the Bass Surviving Corporation, the Opco Surviving Company or any of their respective

Subsidiaries of any Indemnified Person to indemnification, exculpation and advancement except to the extent required by applicable Law. Parent shall, and shall cause the Bass Surviving Corporation and the Opco Surviving Company to, fulfill and honor any indemnification, expense advancement or exculpation agreements between the Company or Opco LLC or any of their respective Subsidiaries and any of directors, officers or employees of the Company or Opco LLC existing immediately prior to the applicable Effective Time.

(c) Parent, the Bass Surviving Corporation and the Opco Surviving Company shall indemnify any Indemnified Person against all reasonable costs and expenses (including reasonable attorneys’ fees and expenses), such amounts to be payable in advance upon request as provided in Section 6.11(a), relating to the enforcement of such Indemnified Person’s rights under this Section 6.11 or under any charter, bylaw or contract regardless of whether such Indemnified Person is ultimately determined to be entitled to indemnification hereunder or thereunder.

(d) Unless otherwise agreed between Parent and the Company prior to Closing, Parent, the Bass Surviving Corporation and the Opco Surviving Company will cause to be put in place, and Parent shall fully prepay immediately prior to the Closing, “tail” insurance policies (collectively, the “D&O Tail Policy”) with a claims period of at least six (6) years from the First Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance in an amount and scope at least as favorable as the Company’s existing policies with respect to matters, acts or omissions existing or occurring at or prior to the First Effective Time; provided, however, that in no event shall Parent be required to expend for the D&O Tail Policy an aggregate premium amount in excess of 300% of the premium amount per annum for the Company and its Subsidiaries’ existing insurance coverage; provided, further, that if the aggregate premium amount for the D&O Tail Policy exceeds such amount, the Company shall obtain a D&O Tail Policy for the greatest coverage available, with respect to matters occurring prior to the Closing, for a cost not exceeding such amount.

(e) In the event that Parent, the Bass Surviving Corporation or the Opco Surviving Company or any of their respective successors or assignees (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of Parent, the Bass Surviving Corporation or the Opco Surviving Company, as the case may be, shall assume the obligations set forth in this Section 6.11. Parent, the Bass Surviving Corporation and the Opco Surviving Company shall not sell, transfer, distribute or otherwise dispose of any of their assets in a manner that would reasonably be expected to render Parent, the Bass Surviving Corporation or the Opco Surviving Company unable to satisfy their obligations under this Section 6.11. The provisions of this Section 6.11 are intended to be for the benefit of, and shall be enforceable by, the Parties and each Person entitled to indemnification or insurance coverage or expense advancement pursuant to this Section 6.11, and his heirs and Representatives. The rights of the Indemnified Persons under this Section 6.11 are in addition to any rights such Indemnified Persons may have under the Organizational Documents of the Company or any of its Subsidiaries, or under any applicable contracts or Law. Parent, the Bass Surviving Corporation and the Opco Surviving Company shall pay all expenses, including attorneys’ fees, that may be incurred by any Indemnified Person in enforcing the indemnity and other obligations provided in this Section 6.11.

6.12 Agreement to Defend; Stockholder Litigation. In the event any Proceeding by any Governmental Entity or other Person is commenced that questions the validity or legality of the Transactions or seeks damages in connection therewith, the Parties agree to cooperate and use their reasonable best efforts to defend against and respond thereto.

6.13 Public Announcements. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Parties. The Parties will not, and each of the foregoing will cause its Representatives not to, issue any public announcements or make other public disclosures regarding this Agreement or the transactions contemplated hereby, without the prior written approval of the

Parties; provided, however, that a Party, its Subsidiaries or their Representatives may issue a public announcement or other public disclosures required by applicable Law or the rules of any stock exchange upon which such Party’s or its Subsidiary’s capital stock is traded, provided such Party uses reasonable best efforts to afford the other Party an opportunity to first review the content of the proposed disclosure and provide reasonable comment regarding same; provided, however, that no provision of this Agreement shall be deemed to restrict in any manner the Company’s ability to communicate with its employees and that the Company shall not be required by any provision of this Agreement to consult with or obtain any approval from any other Party with respect to a public announcement or press release issued in connection with the receipt and existence of a Company Competing Proposal and matters related thereto or a Company Change of Recommendation other than as set forth in Section  6.3.

6.14 Advice of Certain Matters; Control of Business. Subject to compliance with applicable Law, the Company and Parent, as the case may be, shall confer on a regular basis with each other, report on operational matters and shall promptly advise each other orally and in writing of any change or event having, or which would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect or Parent Material Adverse Effect, as the case may be. Except with respect to Antitrust Laws as provided in Section 5.4, the Company and Parent shall promptly provide each other (or their respective counsel) copies of all filings made by such Party or its Subsidiaries with the SEC or any other Governmental Entity in connection with this Agreement and the Transactions. Without limiting in any way any Party’s rights or obligations under this Agreement, nothing contained in this Agreement shall give any Party, directly or indirectly, the right to control or direct the other Party and their respective Subsidiaries’ operations prior to the First Effective Time. Prior to the First Effective Time, each of the Parties shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

6.15 Dividends. After the date of this Agreement, subject to the restrictions set forth in Sections 6.1 and 6.2, as applicable, each of the Company and Parent shall coordinate with the others the declaration of any dividends in respect of Company Class A Common Stock, Opco LLC Units, Parent Class A Common Stock and Opco LP Units and the record dates and payment dates relating thereto, it being the intention of the Parties that holders of Company Class A Common Stock and Opco LLC Units shall not receive two dividends, or fail to receive one dividend, for any quarter with respect to their shares of Company Class A Common Stock or Opco LLC Units (as applicable), on the one hand, and any shares of Parent Class A Common Stock or Opco LP Units any such holder receives in exchange therefor in the Mergers, on the other.

6.16 Transfer Taxes. Except as provided in Section 3.7(b)(ii), all Transfer Taxes incurred in connection with the Transactions, if any, shall be paid by Parent when due, whether levied on Parent or any another Person, and Parent shall file all necessary Tax Returns and other documentation with respect to any such Transfer Taxes; provided that, such payment shall be funded with a distribution from Opco LP. Opco LP shall reimburse, indemnify, defend and hold harmless against liability for any such Transfer Taxes such other Persons. The Parties will cooperate, in good faith, in the filing of any Tax Returns with respect to Transfer Taxes and the minimization, to the extent reasonably permissible under applicable Law, of the amount of any Transfer Taxes.

6.17 Reasonable Best Efforts; Notification.

(a) Except to the extent that the Parties’ obligations are specifically set forth elsewhere in this Article VI, upon the terms and subject to the conditions set forth in this Agreement (including Section 6.3), each of the Parties shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Mergers and the other Transactions.

(b) The Company Parties shall give prompt notice to Parent, and Parent Parties shall give prompt notice to the Company, upon becoming aware of (i) any condition, event or circumstance that will result in any of the conditions in Section 7.2(a) or 7.3(a) not being met, or (ii) the failure by such Party to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement.

6.18 Section 16 Matters. Prior to the First Effective Time, Parent and the Company shall take all such steps as may be required to cause any dispositions of equity securities of the Company (including derivative securities) or acquisitions of equity securities of Parent (including derivative securities) in connection with this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 under the Exchange Act.

6.19 Listing Application. Parent shall use reasonable best efforts to take, or cause New Parent to take, all action necessary to cause the New Parent Class A Common Stock to be issued (i) to the holders of Eligible Class A Shares pursuant to this Agreement, (ii) to holders of Parent Class A Common Stock pursuant to this Agreement, (iii) upon the redemption of Opco LP Units (together with a corresponding number of shares of Parent Class C Common Stock) issued to the holders Opco LLC Units pursuant to this Agreement and (iv) upon the exercise of New Parent Warrants to be approved for listing on the NYSE prior to the First Effective Time, subject to official notice of issuance.

6.20 Registration Rights Agreement. Not less than thirty (30) days prior to Closing, Parent shall offer to each holder of Opco LLC Units as of such date to enter into a registration rights agreement with such Person in the form attached hereto as Exhibit B, and, at or prior to the Closing Date, Parent and New Parent shall enter into an agreement with each holder of Opco LLC Units who desires to be a party thereto, and informs Parent thereof, not less than three (3) Business Days prior to the Closing Date.

6.21 Tax Matters.

(a) Each of New Parent, Parent, Snapper Merger Sub, the Company and Bass Merger Sub will use its reasonable best efforts to (i) cause the Public Company Intended Tax Treatment to be satisfied, and will not take any actions (other than actions provided for in this Agreement) that would reasonably be expected to prevent or impede the Public Company Intended Tax Treatment from being satisfied and (ii) cause the Private Opco Intended Tax Treatment to be satisfied, and will not take any actions (other than actions provided for in this Agreement) that would reasonably be expected to prevent or impede the Private Opco Intended Tax Treatment from being satisfied (the “Intended Tax Treatments Covenant”). Parent and the Company will cooperate with one another to facilitate the issuance of the Closing Tax Opinions including, but not limited to: (i) (A) Parent shall use commercially reasonable efforts to deliver to such counsel duly executed certificates containing such customary representations and warranties as shall be reasonably necessary or appropriate to enable such counsel to render such Closing Tax Opinion, respectively (the “Parent Tax Certificates”), and (B) the Company shall use commercially reasonable efforts to deliver to such counsel duly executed certificates containing such customary representations and warranties as shall be reasonably necessary or appropriate to enable such counsel to render such Closing Tax Opinion (the “Company Tax Certificates”), in each case dated as of the Closing Date (and, if requested, dated as of such other date as may be reasonably required with respect to the issuance of any opinion in connection with the Registration Statement or otherwise), and (ii) Parent and the Company shall use commercially reasonable efforts to provide such other information as reasonably requested by such counsel for purposes of rendering the Closing Tax Opinions and any other opinion to be issued by such counsel with respect to the Intended Tax Treatments. Notwithstanding any provision in this Agreement to the contrary, no Party to this Agreement shall have any liability or obligation to any stockholder of the Parent or the Company or equityholder of Opco LLC or Opco LP if either or both of the Pubco Mergers do not qualify for Public Company Intended Tax Treatment or the Opco Merger does not qualify for the Private Opco Intended Tax Treatment.

(b) New Parent shall prepare, or cause to be prepared, each Pre-Closing Flow-Through Tax Return required to be filed after the Closing with respect to Opco LLC, in a manner consistent with past practice, except to the extent otherwise required by applicable Law or this Agreement. To the extent applicable and to the extent permissible under Section 706 of the Code, all items of income, gain, loss, deduction and credit allocable to the Opco LLC Units held by the Legacy Unitholders immediately prior to the Effective Time shall be allocated between the Legacy Unitholders, New Parent, the Snapper Surviving Corporation, the Bass Surviving Corporation and the holders of Opco LP Units based on an interim closing of the books on the Closing Date pursuant to Section 706 of the Code and the Treasury Regulations promulgated thereunder. For U.S. federal (and applicable state and local) income Tax purposes, including for purposes of preparing all Pre-Closing Flow-Through Tax Returns, all items of loss or deduction reportable by Opco LLC for U.S. federal (and applicable state and local) income tax purposes resulting from or attributable to the payment of any amounts in connection with the Transactions (including any compensatory payments payable in connection with the Transactions) shall be treated as accruing on or before the Closing Date and, to the extent allocable to the Opco LLC Units held by the Legacy Unitholders immediately prior to the Effective Time, shall be allocated to the Legacy Unitholders. New Parent shall not, and shall cause its Subsidiaries (including, after the Closing, Opco LLC and the Opco Surviving Company) not to, file or amend any Pre-Closing Flow-Through Tax Return with respect to Opco LLC in a manner that would reasonably be expected to have a material and disproportionate adverse impact on the Legacy Unitholders without the prior written consent of the Securityholder Representative (such consent not to be unreasonably withheld, conditioned or delayed).

(c) After the Closing, the Securityholder Representative shall be entitled to participate in any audit, examination, contest, litigation or other proceeding relating to Pre-Closing Flow-Through Taxes with respect to Opco LLC that would reasonably be expected to have a material and disproportionate adverse impact on the Legacy Unitholders, and none of New Parent, the Snapper Surviving Corporation, the Bass Surviving Corporation, Opco LP, or Opco LLC shall settle or compromise any such proceeding that is reasonably be expected to have a material and disproportionate adverse impact on the Legacy Unitholders without the prior consent of the Securityholder Representative (such consent not to be unreasonably withheld, conditioned or delayed).

(d) After the Closing, in the event of an audit of a U.S. federal (or state or local) partnership income Tax Return of any Subsidiary of New Parent (including Opco LP, Opco LLC and the Opco Surviving Company) for any Taxable period that ends (i) on or before or includes the Closing Date and (ii) after December 31, 2017, New Parent shall cause the applicable Subsidiary to make, or cause its “partnership representative” to make, the election under Section 6226(a) of the Code (or any similar provision of state or local Tax Law).

(e) The Parties and the Securityholder Representative shall cooperate as and to the extent reasonably requested by any other Party or the Securityholder Representative in connection with the filing of any Tax Returns described in Section 6.21(b) or any Proceeding with respect to the Taxes or Tax Returns of Opco LLC or the Intended Tax Treatments. Such cooperation shall include the retention and (upon the other Party’s or the Securityholder Representative’s request) the provision of records and information that are reasonably relevant to any such Tax Return or Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(f) The Parties agree to the matters reflected on Schedule 6.21.

6.22 Takeover Laws. None of the Parties will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Laws, and each of them will take all reasonable steps within its control to exempt (or ensure the continued exemption of) the Transactions from the Takeover Laws of any state that purport to apply to this Agreement or the Transactions.

6.23 Obligations. Parent and Opco LP shall take all action necessary to cause New Parent, Bass Merger Sub, Snapper Merger Sub, Opco Merger Sub LLC, the Bass Surviving Corporation, the Snapper Surviving Corporation and the Opco Surviving Company to perform their respective obligations under this Agreement. The Company shall take all action necessary to cause Opco LLC to perform its obligations under this Agreement.

6.24 Company Indebtedness. To the extent requested by Parent, the Company shall (x) cooperate with, and take all actions reasonably requested by, Parent in order to permit Parent to cause the termination and payoff of the outstanding principal amount in respect of, and commitments under, the Indebtedness set forth on Section 6.24 of the Company Disclosure Letter at the Closing (including (i) the repayment in full of all obligations then outstanding thereunder, (ii) the release of all encumbrances, security interests and collateral in respect thereof, (iii) the termination of all guarantees in respect thereof and (iv) the termination or replacement of all letters of credit outstanding thereunder, in each case, at the Closing) and (y) prior to the Closing and when requested by Parent, arrange for delivery to Parent of payoff letters, lien terminations and other instruments of discharge in customary form and substance in respect of such Indebtedness.

6.25 Use of Name. Within one (1) year following the Closing, the Parent Parties shall, and shall cause their respective Subsidiaries to, cease using the term “Brigham” and any other word, expression or identifier of source confusingly similar thereto or constituting an abbreviation, derivation or extension thereof (the “Transferred Entity Marks”), including removing, or causing to be removed (including by changing an entity’s name), all such names, marks or logos from wherever they may appear on the assets of any Parent Party or within the names of their respective Subsidiaries following the Closing, and thereafter, the Parent Parties shall not, and shall cause their respective Subsidiaries not to, use the Transferred Entity Marks or any other Intellectual Property confusingly similar thereto. Each of the Parent Parties acknowledges that, after the Closing, it and its Subsidiaries have no rights whatsoever to the Transferred Entity Marks. Notwithstanding the

foregoing, nothing in this Section 6.25 shall be deemed to prohibit the Seller Parties or their Subsidiaries from using any Transferred Entity Mark (i) in connection with public reporting or disclosure requirements under applicable Laws or the applicable rules and regulations of any national securities exchange or national securities quotation system, or (ii) as permitted by fair use under applicable law.

ARTICLE VII

CONDITIONS PRECEDENT

7.1 Conditions to Each Party’s Obligation to Consummate the Mergers. The respective obligation of each Party to consummate the Mergers is subject to the satisfaction at or prior to the First Effective Time of the following conditions, any or all of which may be waived jointly by the Parties, in whole or in part, to the extent permitted by applicable Law:

(a) Stockholder Approvals. The Company Stockholder Approval and the Parent Stockholder Approval shall have been obtained.

(b) Regulatory Approval. Any waiting period applicable to the Transactions under the HSR Act shall have been terminated or shall have expired.

(c) No Injunctions or Restraints. No Governmental Entity having jurisdiction over any Party shall have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Mergers and no Law shall have been adopted that makes consummation of the Mergers illegal or otherwise prohibited.

(d) Registration Statement. The Registration Statement shall have been declared effective by the SEC under the Securities Act and shall not be the subject of any stop order or pending Proceedings seeking a stop order.

(e) NYSE Listing. The shares of New Parent Class A Common Stock issuable (i) to the holders of Eligible Class A Shares pursuant to this Agreement, (ii) to holders of Parent Class A Common Stock pursuant to this Agreement, (iii) upon the redemption of Opco LP Units (together with a corresponding number of shares of Parent Class C Common Stock) to be outstanding following the issuance of Opco LP Units to the holders of Opco LLC Units pursuant to this Agreement and (iv) upon the exercise of New Parent Warrants shall have been authorized for listing on the NYSE, subject to official notice of issuance.

(f) Joint Consent Solicitation Statement/Proxy Statement/Prospectus. The Joint Consent Solicitation Statement/Proxy Statement/Prospectus shall have been mailed to the holders of Parent Common Stock and Company Common Stock, respectively, not less than twenty (20) calendar days prior to the Closing Date, and the completion of the Transactions shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act).

(g) Restructuring. In the event that Parent or the Company is unable to obtain the Closing Tax Opinions as required by Section 7.2(e) and Section 7.3(e), Parent and the Company shall use their respective commercially reasonable efforts to restructure the transactions contemplated by this Agreement in a manner that preserves the rights and obligations of the Parties and their equity owners but allows the Parent and the Company to each receive a tax opinion that the restructured transaction should not result in the recognition of gain by New Parent, Parent, the Company or their respective stockholders.

7.2 Additional Conditions to Obligations of the Parent Parties. The obligations of Parent, New Parent, Opco LP, Bass Merger Sub, Snapper Merger Sub and Opco Merger Sub LLC to consummate the Mergers are subject to the satisfaction at or prior to the First Effective Time of the following conditions, any or all of which may be waived exclusively by Parent, in whole or in part, to the extent permitted by applicable Law:

(a) Representations and Warranties of the Company Parties. (i) The representations and warranties of the Company Parties set forth in Section 4.2(a) and Section 4.6(a) shall be true and correct (except, with respect to Section 4.2(a) for any de minimis inaccuracies) as of the date hereof and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), (ii) the representations and warranties of the Company Parties set forth in Section 4.1 (solely the first sentence thereof), Section 4.2(b), the second sentence of Section 4.2(c), Section 4.3 (excluding Section 4.3(d)(ii)-(iii)), Section 4.4, Section 4.21 and Section 4.23 shall be true and correct in all material respects at and as of the date hereof and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), and (iii) all other representations and warranties of the Company Parties set forth in Article IV of this Agreement shall be true and correct as of the date hereof and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except in the case of this clause (iii) where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality”, “in all material respects” or “Company Material Adverse Effect”) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Performance of Obligations of the Company Parties. The Company Parties each shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the First Effective Time.

(c) No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any event, circumstance, development, change, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d) Compliance Certificate. Parent shall have received a certificate of the Company signed by an executive officer of the Company, dated the Closing Date, confirming that the conditions in Sections 7.2(a), (b), and (c) have been satisfied.

(e) Tax Opinion. Parent shall have received an opinion from Davis Polk & Wardwell LLP (or, if Davis Polk & Wardwell LLP is unable or unwilling to issue such an opinion, from another nationally recognized law firm reasonably acceptable to Parent), in form and substance reasonably satisfactory to Parent, dated as of the Closing Date, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code with respect to each of the parties to the reorganization or (ii) the transfer of the stock of Parent and the stock of the Company to New Parent in exchange for stock of New Parent as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code. In rendering the opinion described in this Section 7.2(e), Davis Polk & Wardwell LLP (or such other nationally recognized law firm) shall have received and may rely upon the Parent Tax Certificates and the Company Tax Certificates and such other information reasonably requested by and provided to it by the Company or Parent for purposes of rendering such opinion.

7.3 Additional Conditions to Obligations of the Company Parties. The obligations of the Company Parties to consummate the Mergers is subject to the satisfaction at or prior to the First Effective Time of the following conditions, any or all of which may be waived exclusively by the Company, in whole or in part, to the extent permitted by applicable Law:

(a) Representations and Warranties of the Parent Parties. (i) The representations and warranties of the Parent Parties set forth in Section 5.2(a) and Section 5.6(a) shall be true and correct (except, with respect to Section 5.2(a) for any de minimis inaccuracies) as of the date hereof and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), (ii) the representations and warranties of the Parent Parties set forth in Section 5.1 (solely the first sentence thereof), Section 5.2(b), the second sentence of Section 5.2(d), Section 5.3 (excluding Section 5.3(b)(ii)-(iii)), Section 5.4, and Section 5.21 shall be true and correct in all material respects at and as of the date hereof and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date) and (iii) all other representations and warranties of the Parent Parties set forth in Article V of this Agreement shall be true and correct as of the date hereof and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except in the case of this clause (iii) where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality” or “Parent Material Adverse Effect”) that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b) Performance of Obligations of the Parent Parties. The Parent Parties each shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by them under this Agreement at or prior to the First Effective Time.

(c) No Parent Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any event, circumstance, development, change, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(d) Compliance Certificate. The Company shall have received a certificate of Parent signed by an executive officer of Parent, dated the Closing Date, confirming that the conditions in Sections 7.3(a), (b) and (c) have been satisfied.

(e) Tax Opinion. The Company shall have received an opinion from Vinson & Elkins LLP (or, if Vinson & Elkins LLP is unable or unwilling to issue such an opinion, from another nationally recognized law firm reasonably acceptable to the Company), in form and substance reasonably satisfactory to the Company, dated as of the Closing Date, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, either (i) each Pubco Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code, or (ii) the transfer of the stock of Parent and the stock of the Company to New Parent in exchange for stock of New Parent as a result of the Pubco Mergers should constitute a transaction described in Section 351 of the Code with respect to each of the parties to the reorganization. In rendering the opinion described in this Section 7.3(e), Vinson & Elkins LLP (or such other nationally recognized law firm)

shall have received and may rely upon the Parent Tax Certificates and the Company Tax Certificates and such other information reasonably requested by and provided to it by the Company or Parent for purposes of rendering such opinion.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the First Effective Time, whether (except as expressly set forth below) before or after the Company Stockholder Approval or the Parent Stockholder Approval has been obtained:

(a) by mutual written consent of the Company and Parent;

(b) by either the Company or Parent:

(i) if any Governmental Entity having jurisdiction over any Party shall have issued any order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Mergers and such order, decree, ruling or injunction or other action shall have become final and nonappealable, or if there shall be adopted any Law that permanently makes consummation of the Mergers illegal or otherwise permanently prohibited; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any Party whose failure to fulfill any material covenant or agreement under this Agreement has been the cause of or resulted in the action or event described in this Section 8.1(b)(i) occurring;

(ii) if the Mergers shall not have been consummated on or before 5:00 p.m. Houston, Texas time, on June 6, 2023 (such date being the “End Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to any Party whose failure to fulfill any material covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Mergers to occur on or before such date;

(iii) in the event of a breach by the other Party of any representation, warranty, covenant or other agreement contained in this Agreement which (A) would give rise to the failure of a condition set forth in Section 7.2(a) or (b) (in the case of a termination by Parent) or Sections 7.3(a) or (b) (in the case of a termination by the Company), as applicable, if it was continuing as of the Closing Date and (B) cannot be or has not been cured by the earlier of thirty (30) days after the giving of written notice to the breaching Party of such breach and the basis for such notice, and the date of the proposed termination (a “Terminable Breach”); provided, however, that the terminating Party is not then in Terminable Breach of any representation, warranty, covenant or other agreement contained in this Agreement; or

(iv) if the Company Stockholder Approval shall not have been obtained upon a vote held at a duly held Company Stockholders Meeting, or at any adjournment or postponement thereof.

(c) by Parent, prior to the time the Company Stockholder Approval is obtained, if (i) a Company Change of Recommendation has occurred or (ii) a director or an executive officer of the Company shall have breached its obligations under Section 6.3 in any material respect;

(d) by the Company, prior to the time the Company Stockholder Approval is obtained, in order to enter into a definitive agreement with respect to a Company Superior Proposal; provided, however, that the Company shall have contemporaneously with such termination tendered payment to Parent of the fee pursuant to Section 8.3(b) and the Company has complied in all material respects with Section 6.3 in respect of such Company Superior Proposal; or

(e) by the Company, if the Support Agreements are not executed by each of the Supporting Stockholders and delivered to the Company within twenty-four (24) hours of the execution of this Agreement.

8.2 Notice of Termination; Effect of Termination.

(a) A terminating Party shall provide written notice of termination to the other Party specifying with particularity the reason for such termination, and, except as otherwise provided in Section 8.1(d), any termination shall be effective immediately upon delivery of such written notice to the other Party.

(b) In the event of termination of this Agreement by any Party as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any Party (or any stockholder or Representative of such Party) except as provided in Section 8.3; provided, however, that notwithstanding anything to the contrary herein, no such termination shall relieve any Party from liability for any damages for a Willful and Material Breach of any covenant, agreement or obligation hereunder or intentional fraud. The provisions of Section 6.8(b), 8.2, 8.3, Article I and Article IX shall survive any termination hereof pursuant to Section 8.1. In addition, the termination of this Agreement shall not affect the parties’ respective obligations under the Confidentiality Agreement.

8.3 Expenses and Other Payments.

(a) Except as otherwise provided in this Agreement, each Party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions, whether or not the Mergers shall be consummated.

(b) If (i) Parent terminates this Agreement pursuant to Section 8.1(c) (Company Change of Recommendation) (or Company or Parent terminates this Agreement pursuant to Section 8.1(b)(iv) at a time when this Agreement was terminable by Parent pursuant to Section 8.1(c)) or (ii) the Company terminates this Agreement pursuant to Section 8.1(d) (Company Superior Proposal), then Opco LLC shall pay Opco LP the Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Opco LP. If the fee shall be payable pursuant to clause (i) of the immediately preceding sentence, the fee shall be paid no later than three (3) Business Days after notice of termination of this Agreement, and if the fee shall be payable pursuant to clause (ii) of the immediately preceding sentence, the fee shall be paid contemporaneously with such termination of this Agreement.

(c) If (i) (A) Parent or the Company terminates this Agreement pursuant to Section 8.1(b)(iv) (Failure to Obtain Company Stockholder Approval), and on or before the date of any such termination a Company Competing Proposal shall have been communicated to the Company Board or shall have been publicly announced or publicly disclosed and not publicly withdrawn at least five (5) Business Days prior to the Company Stockholders Meeting or (B) Parent terminates this Agreement pursuant to Section 8.1(b)(iii) (Company Terminable Breach) due to a breach by the Company of its covenants hereunder and on or before the date of any such termination a Company Competing Proposal shall have been announced, disclosed or otherwise communicated to the Company Board, and (ii) within six (6) months after the date of such termination, the Company enters into a definitive agreement with respect to a Company Competing Proposal or consummates a Company Competing Proposal, then Opco LLC shall pay Opco LP the Company Termination Fee concurrently with the entry into such definitive agreement or consummation of such Company Competing Proposal. For purposes of this Section 8.3(c), any reference in the definition of Company Competing Proposal to “25%” shall be deemed to be a reference to “more than 50%.”

(d) If (i) the Company terminates this Agreement pursuant to Section 8.1(b)(iii) (Parent Terminable Breach) and on or before the date of any such termination a Parent Competing Proposal shall have been announced, disclosed or otherwise communicated to the Parent Board, and (ii) within six (6) months after the date of such termination, Parent enters into a definitive agreement with respect to a Parent Competing Proposal or consummates a Parent Competing Proposal, then Opco LP shall pay Opco LLC the Parent Termination Fee concurrently with the entry into such definitive agreement or consummation of such Parent Competing Proposal. For purposes of this Section 8.3(d), any reference in the definition of Parent Competing Proposal to “25%” shall be deemed to be a reference to “more than 50%.”

(e) In no event shall Opco LP be entitled to receive more than one (1) payment of a Company Termination Fee. In no event shall Opco LLC be entitled to receive more than one (1) payment of a Parent Termination Fee. The Parties agree that the agreements contained in this Section 8.3 are an integral part of the Transactions, and that, without these agreements, the Parties would not enter into this Agreement. If a Party fails to promptly pay the amount due by it pursuant to this Section 8.3, interest shall accrue on such amount from the date such payment was required to be paid pursuant to the terms of this Agreement until the date of payment at the rate of 8% per annum. If, in order to obtain such payment, the other Party commences a Proceeding that results in judgment for such Party for such amount, the defaulting Party shall pay the other Party its reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such Proceeding. The Parties agree that the monetary remedies set forth in Section 8.1(d) and this Section 8.3 and the specific performance remedies set forth in Section 9.10 shall be the sole and exclusive remedies of (i) the Company Parties against the Parent Parties and any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates for any loss suffered as a result of the failure of the Mergers to be consummated except in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation (in which case only the Parent Parties shall be liable for damages for such intentional fraud or Willful and Material Breach), and upon payment of such amount, no Parent Party or any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby, except for the liability of Parent in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation; and (ii) the Parent Parties against the Company Parties and any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates for any loss suffered as a result of the failure of the Mergers to be consummated except in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation (in which case only the Company Parties shall be liable for damages for such intentional fraud or Willful and Material Breach), and upon payment of such amount, no Company Parties or any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby, except for the liability of the Company Parties in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation.

ARTICLE IX

GENERAL PROVISIONS

9.1 Disclosure Letter Definitions. All capitalized terms in the Company Disclosure Letter and the Parent Disclosure Letter shall have the meanings ascribed to them herein (including in Annex A) except as otherwise defined therein.

9.2 Survival. Except as otherwise provided in this Agreement, none of the representations, warranties, agreements and covenants contained in this Agreement will survive the Closing; provided, however, the agreements of the Parties in Articles I, II, III and IX, and the last sentence of Sections 6.8(b), 6.10, 6.11, 6.21 and 6.25 will survive the Closing. The Confidentiality Agreement shall (i) survive termination of this Agreement in accordance with its terms and (ii) terminate as of the First Effective Time.

9.3 Notices. All notices, requests and other communications to any Party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“email”) (but only if confirmation of receipt of such email is requested and received; provided that each notice Party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

(i) if to Parent, New Parent, Opco LP, Snapper Merger Sub, Bass Merger Sub or Opco Merger Sub LLC, to:

Sitio Royalties Corp.

1401 Lawrence Street, Suite 1750

Denver, Colorado 80202

Attention:     Chris Conoscenti

Brett Riesenfeld

Email:            chris.conoscenti@sitio.com

Brett.riesenfeld@sitio.com

with a required copy to (which copy shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention:     William H. Aaronson

Michael Gilson

Email:            william.aaronson@davispolk.com

michael.gilson@davispolk.com

(ii)    if to the Company or Opco LLC, to:

Brigham Minerals, Inc.

5914 W. Courtyard Dr., Suite 200

Austin, Texas 78730

Attention:     Robert M. Roosa

Kari A. Potts

Email:            kpotts@brighamminerals.com

 rroosa@brighamminerals.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins LLP

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention:     Douglas E. McWilliams

Lande Spottswood

Email:            dmcwilliams@velaw.com

 lspottswood@velaw.com

9.4 Rules of Construction.

(a) Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said independent counsel. Each Party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the Parties shall be deemed the work product of the Parties and may not be construed against any Party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted it is of no application and is hereby expressly waived.

(b) The inclusion of any information in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in the Company Disclosure Letter or Parent Disclosure Letter, as applicable, that such information is required to be listed in the Company Disclosure Letter or Parent Disclosure Letter, as applicable, that such items are material to the Company and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole, as the case may be, or that such items have resulted in a Company Material Adverse Effect or a Parent Material Adverse Effect. The headings, if any, of the individual sections of each of the Parent Disclosure Letter and Company Disclosure Letter are inserted for convenience only and shall not be deemed to constitute a part thereof or a part of this Agreement. The Company Disclosure Letter and Parent Disclosure Letter are

arranged in sections corresponding to the Sections of this Agreement merely for convenience, and the disclosure of an item in one section of the Company Disclosure Letter or Parent Disclosure Letter, as applicable, as an exception to a particular representation or warranty shall be deemed adequately disclosed as an exception with respect to all other representations or warranties to the extent that the relevance of such item to such representations or warranties is reasonably apparent from such item, notwithstanding the presence or absence of an appropriate section of the Company Disclosure Letter or Parent Disclosure Letter with respect to such other representations or warranties or an appropriate cross reference thereto.

(c) The specification of any dollar amount in the representations and warranties or otherwise in this Agreement or in the Company Disclosure Letter or Parent Disclosure Letter is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the Parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.

(d) All references in this Agreement to Annexes, Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Annexes, Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof” and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words “this Section,” “this subsection” and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word “including” (in its various forms) means “including, without limitation.” Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms. Unless the context otherwise requires, all references to a specific time shall refer to Houston, Texas time.

(e) In this Agreement, except as the context may otherwise require, references to: (i) any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof and, if applicable, by the terms of this Agreement); (ii) any Governmental Entity include any successor to that Governmental Entity; (iii) any applicable Law refers to such applicable Law as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) and references to any section of any applicable Law or other law include any successor to such section; and (iv)  “days” mean calendar days.

9.5 Counterparts. This Agreement may be executed in two (2) or more counterparts, including via facsimile or email in “portable document format” (“.pdf”) form transmission, all of which shall be considered one and the same agreement and shall become effective when two (2) or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

9.6 Entire Agreement; Third Party Beneficiaries. This Agreement (together with the Confidentiality Agreement, the Company Disclosure Letter, the Parent Disclosure Letter and any other documents and instruments executed pursuant hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Except for the provisions of Article III and Section 6.11 (which from and after the applicable Effective Time are intended for the benefit of, and shall be enforceable by, the Persons referred to therein and by their respective heirs and Representatives) or as otherwise set forth in this Section 9.6, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Notwithstanding the foregoing, in the event of any Parent Party’s Willful and Material Breach of this Agreement or intentional fraud, then Company Stockholders, acting solely through the Company, shall be beneficiaries of this Agreement and shall be entitled to pursue any and all legally available remedies, including equitable relief, and to seek recovery of all losses, liabilities, damages, costs and expenses of every kind and nature, including reasonable attorneys’ fees; provided, however, that the rights granted pursuant to this sentence shall be enforceable only by the Company, on behalf of the Company Stockholders, in the Company’s sole discretion, it being understood and agreed such rights shall attach to such shares of Company Capital Stock and subsequently trade and transfer therewith and, consequently, any damages, settlements, or other amounts recovered or received by the Company with respect to such rights may, in the Company’s sole discretion, be (a) distributed, in whole or in part, by the Company to the holders of shares of Company Capital Stock of record as of any date determined by the Company or (b) retained by the Company for the use and benefit of the Company on behalf of its stockholders in any manner the Company deems fit. Notwithstanding anything in this Section 9.6 to the contrary, the Company Designated Directors shall be express third-party beneficiaries of Section 2.5(b) and Ben M. Brigham shall be an express third-party beneficiary of Section 6.25.

9.7 Governing Law; Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(b) THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT, NOTWITHSTANDING SECTION 111 OF THE DGCL, THE COURT OF CHANCERY DOES NOT HAVE OR SHOULD NOT EXERCISE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9.3 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY

WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.7.

9.8 No Remedy in Certain Circumstances. Each Party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any Party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby, unless the foregoing inconsistent action or the failure to take an action makes this Agreement impossible to perform, in which case this Agreement shall terminate.

9.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. Any purported assignment in violation of this Section 9.9 shall be void.

9.10 Specific Performance. The Parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the Parties. Prior to the termination of this Agreement pursuant to Section 8.1, it is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with this Section 9.10, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at law or in equity. Each Party accordingly agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party under this Agreement all in accordance with the terms of this Section 9.10. Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.10, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

9.11 Amendment. This Agreement may be amended by the Parties, by action taken or authorized by their respective boards of directors at any time before or after adoption of this Agreement by the Company Stockholders, but, after any such adoption, no amendment shall be made which by law would require the further approval by such stockholders without first obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

9.12 Extension; Waiver. At any time prior to the First Effective Time, the Company and Parent may, by action taken or authorized by their respective boards of directors, to the extent legally allowed:

(a) extend the time for the performance of any of the obligations or acts of the other Party hereunder;

(b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto; or

(c) waive compliance with any of the agreements or conditions of the other Party contained herein.

Notwithstanding the foregoing, no failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a Party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such Party.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed by its respective officer thereunto duly authorized, all as of the date first written above.

SITIO ROYALTIES CORP.

By:	/s/ Christopher L. Conoscenti
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

SITIO ROYALTIES OPERATING PARTNERSHIP, LP

By:	Sitio Royalties GP, LLC, its General Partner

By:	/s/ Christopher L. Conoscenti
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

SNAPPER MERGER SUB I, INC.

By:	/s/ Christopher L. Conoscenti
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

SNAPPER MERGER SUB II, LLC

By:	/s/ Christopher L. Conoscenti
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

COMPANY:

BRIGHAM MINERALS, INC.

By:	/s/ Robert M. Roosa
Name:	Robert M. Roosa
Title:	Chief Executive Officer

OPCO LLC:

BRIGHAM MINERALS HOLDINGS, LLC

By:	/s/ Robert M. Roosa
Name:	Robert M. Roosa
Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

ANNEX A

CERTAIN DEFINITIONS

“Affiliate” means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person, through one or more intermediaries or otherwise.

“Aggregated Group” means, with respect to any Person, such Person and any other entity or trade or business that, together with such Person or any of its Subsidiaries, is treated as a single employer under Section 414 of the Code.

“beneficial ownership,” including the correlative term “beneficial owners” and “beneficially owning,” has the meaning ascribed to such term in Section 13(d) of the Exchange Act.

“Business Day” means a day other than a day on which banks in the State of New York or the State of Delaware are authorized or obligated to be closed.

“Cause” means any of the following: (i) commission of, or plea of guilty or no contest to, a misdemeanor involving moral turpitude or a felony, (ii) gross negligence or willful misconduct in the performance of duties to Parent, the Bass Surviving Corporation or any of their respective Subsidiaries, (iii) material failure to perform any required duties of employment with Parent, the Bass Surviving Corporation or any of their respective Subsidiaries, (iv) engaging in conduct that is materially injurious to Parent, the Bass Surviving Corporation or any of their respective Subsidiaries (including, without limitation, misuse or misappropriation of funds or other property), (v) commission of an act of fraud or embezzlement; (vi) exhibition of a standard of behavior that is disruptive to the orderly conduct of Parent’s, the Bass Surviving Corporation’s or any of their respective Subsidiaries’ business operations, including, sexual harassment or sexual misconduct or other unlawful harassment or retaliation; (vii) breach or violation of any restrictive covenants or other obligations under any agreement with Parent, the Bass Surviving Corporation or any of their respective Subsidiaries, (viii) any violation of any material written policies or procedures of Parent, the Bass Surviving Corporation or any of their respective Subsidiaries.

“Company 2019 Plan” means the Company’s 2019 Long Term Incentive Plan, as amended from time to time.

“Company Class A Common Stock” means Class A common stock, par value $0.01 per share, of the Company.

“Company Class B Common Stock” means Class B common stock, par value $0.01 per share, of the Company.

“Company Common Stock” means the Company Class A Common Stock and the Company Class B Common Stock.

“Company Competing Proposal” means any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions (other than transactions with Parent or any of its Subsidiaries) involving: (a) any direct or indirect acquisition (by asset purchase, stock purchase, merger, or otherwise) by any Person or group of any business or assets of the Company or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that generated 25% or more of the Company’s and its Subsidiaries’ net revenue or earnings before interest, Taxes, depreciation and amortization for the preceding twelve (12) months, or any license, lease or long-term supply agreement having a similar economic effect, (b) any direct or indirect acquisition of beneficial ownership by any Person or group of 25% or more of the outstanding shares of Company Common Stock or any tender or exchange offer that if consummated would result in any Person or group beneficially owning 25% or more of the outstanding shares of Company Common Stock or (c) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company which is structured to permit any Person or group to, directly or indirectly, acquire beneficial ownership of at least 25% of the Company’s and its Subsidiaries’ assets or equity interests.

“Company Intervening Event” means a material development or change in circumstance that occurs or arises after the date of this Agreement that was not known to, or, if known, the consequences of which were not reasonably foreseeable by, the Company Board as of or prior the date of this Agreement; provided, however, that (i) in no event shall the receipt, existence or terms of a Company Competing Proposal or any matter relating thereto or of consequence thereof constitute a Company Intervening Event and (ii) in no event shall any action taken by either party pursuant to the affirmative covenants set forth in Section 6.10, or the consequences of any such action, constitute, be deemed to contribute to or otherwise be taken into account in determining whether there has been a Company Intervening Event.

“Company Parties” means the Company and Opco LLC.

“Company Stock Award” means the Company RSU Awards, Company PSU Awards granted under the Company 2019 Plan or otherwise.

“Company Stockholder Approval” means the adoption of this Agreement by the Company Stockholders by the affirmative vote of a majority in voting power of Company Class A Common Stock and Company Class B Common Stock issued and outstanding and entitled to vote thereon, voting together as a single class in accordance with the DGCL and the Organizational Documents of the Company.

“Company Stockholders’ Agreement” means that certain stockholders agreement, dated April 23, 2019, by and among the Company and the Company Stockholders party thereto.

“Company SEC Documents” means all forms, reports, schedules and statements actually filed or furnished under the Securities Act or the Exchange Act, respectively, by the Company since January 1, 2021, regardless of whether the Company was required under the Securities Act or the Exchange Act to file or furnish such form, report, schedule or statement.

“Company Superior Proposal” means any written proposal by any Person or group (other than Parent or any of its Affiliates) to acquire, directly or indirectly, (a) businesses or assets of the Company or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that generated 50% or more of the Company’s and its Subsidiaries’ net revenue or earnings before interest, Taxes, depreciation and amortization for the preceding twelve (12) months, respectively, or (b) more than 50% of the outstanding shares of Company Common Stock, in each case whether by way of merger, amalgamation, share exchange, tender offer, exchange offer, recapitalization, consolidation, sale of assets or otherwise, that in the good faith determination of the Company Board or any committee thereof, after consultation with its financial advisors and after taking into account relevant legal, financial, regulatory, estimated timing of consummation and other aspects of such proposal and the Person or group making such proposal, (i) would, if consummated in accordance with its terms, result in a transaction more favorable from a financial point of view to Company Stockholders than the Transactions and (ii) that is reasonably capable of being completed on the terms proposed.

“Company Termination Fee” means a cash amount equal to $65,000,000.

“Consent” means any approval, consent, order, registration, declaration, ratification, permission, permit, waiver or authorization.

“control” and its correlative terms, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions, mutations, strains or variants (including the Alpha, Beta, Delta, Gamma and Omicron variants) thereof.

“COVID-19 Measures” means any quarantine, “shelter in place,” “work from home,” social distancing, shut down, closure, sequester or any other Law, decree or other directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19.

“Derivative Transaction” means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval system administered by the SEC.

“Effective Time” means, as the context may require, the First Effective Time or the Second Effective Time.

“Employee Benefit Plan” of the Company or Parent, as applicable, means any “employee benefit plan” (within the meaning of Section 3(3) of ERISA, regardless of whether such plan is subject to ERISA), and any personnel policy (oral or written), equity option, restricted equity, equity purchase plan, equity compensation plan, phantom equity or appreciation rights plan, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation or holiday pay policy, retention or severance pay plan, policy or agreement, deferred compensation agreement or arrangement, change in control, hospitalization or other medical, dental, vision, accident, disability, life or other insurance, executive compensation or supplemental income arrangement, consulting agreement, employment agreement, and any other employee benefit plan, agreement, arrangement, program, practice, or understanding, in each case whether or not written, (A) that is sponsored, maintained, administered, contributed to or entered into by the Company or Parent (as applicable) or any of its Subsidiaries for the current or future benefit of any director, officer, employee or individual consultant (including any former director, officer, employee or individual consultant) of the Company or Parent (as applicable) or any of its Subsidiaries or (B) or with respect to which the Company or Parent (as applicable) or any of its Subsidiaries has any direct or indirect liability, whether current or contingent.

“Encumbrances” means liens, pledges, charges, encumbrances, claims, mortgages, deeds of trust, security interests, restrictions, rights of first refusal, defects in title, or other burdens, options or encumbrances of any kind.

“Environmental Laws” means any and all applicable Laws pertaining to prevention of pollution or protection of the environment (including, without limitation, any natural resource damages or any generation, use, storage, treatment, disposal or Release of Hazardous Materials into the indoor or outdoor environment) in effect as of the date hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934.

“Good Reason” means, without the express written consent of the Company Employee, the occurrence of one of the following (i) a material reduction in the Company Employee’s base compensation or target annual cash bonus opportunity, or (ii) a permanent relocation in the geographic location at which the Company Employee must perform services to an office of Parent or the Company located more than 50 miles from the office location of the Company at which the Company Employee was based immediately before the relocation.

“Governmental Entity” means any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

“group” has the meaning ascribed to such term in Section 13(d) of the Exchange Act.

“Hazardous Materials” means any (a) chemical, product, substance, waste, pollutant, or contaminant that is defined or listed as hazardous or toxic or that is otherwise regulated under any Environmental Law; (b) asbestos containing materials, whether in a friable or non-friable condition, lead-containing material polychlorinated biphenyls, naturally occurring radioactive materials or radon; and (c) any Hydrocarbons.

“Hydrocarbons” means any of oil, bitumen and products derived therefrom, synthetic crude oil, petroleum, natural gas, natural gas liquids, coal bed methane, and any and all other substances produced in association with any of the foregoing, whether liquid, solid or gaseous or any combination thereof.

“Indebtedness” of any Person means, without duplication: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person; (c) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; (e) indebtedness of others as described in clauses (a) through (d) above guaranteed by such Person; but Indebtedness does not include accounts payable to trade creditors, or accrued expenses arising in the ordinary course of business consistent with past practice, in each case, that are not yet due and payable, or are being disputed in good faith, and the endorsement of negotiable instruments for collection in the ordinary course of business.

“Intellectual Property” means any and all proprietary, industrial and intellectual property rights, under the applicable Law of any jurisdiction or rights under international treaties, both statutory and common law rights, including: (a) utility models, supplementary protection certificates, patents and applications for same, and extensions, divisions, continuations, continuations-in-part, reexaminations, and reissues thereof; (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress and other identifiers of source, and registrations and applications for registrations thereof (including all goodwill associated with the foregoing); (c) copyrights, moral rights, database rights, other rights in works of authorship and registrations and applications for registration of the foregoing; and (d) trade secrets, know-how, and rights in confidential information, including designs, formulations, concepts, compilations of information, methods, techniques, procedures, and processes, whether or not patentable.

“knowledge” means the actual knowledge of, (a) in the case of the Company, any of the individuals listed in Section 1.1 of the Company Disclosure Letter and (b) in the case of Parent, any of the individuals listed in Section 1.1 of the Parent Disclosure Letter.

“Law” means any law, rule, regulation, ordinance, code, judgment, order, treaty, convention, governmental directive or other legally enforceable requirement, U.S. or non-U.S., of any Governmental Entity, including common law.

“Legacy Unitholders” means any holders of Opco LLC Units immediately prior to the Effective Time other than the Company and its wholly owned Subsidiaries.

“Material Adverse Effect” means, when used with respect to any Person, any fact, circumstance, effect, change, event or development that materially adversely affects (a) the financial condition, business, or results of operations of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person and its Subsidiaries to consummate the Transactions; provided, however, in the case of clause (a), that no effect (by itself or when aggregated or taken together with any and all other effects) directly or indirectly resulting from, arising out of, attributable to, or related to any of the following shall be deemed to be or constitute a “Material Adverse Effect,” and no effect (by itself or when aggregated or taken together with any and all other such effects) directly or indirectly resulting from, arising out of, attributable to, or related to any of the following shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur: (i) general economic conditions (or changes in such conditions) or conditions in the global economy generally; (ii) conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets generally, including (A) changes in interest rates and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market; (iii) conditions (or changes in such conditions) in the industry in which such Person operates (including changes in commodity prices, general market prices and regulatory changes affecting the industry); (iv) political conditions (or changes in such conditions) or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism); (v) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions; (vi) any epidemic, pandemic, disease outbreak (including the COVID-19 virus) or other public health crisis or public health event, or the worsening of any of the foregoing; (vii) the announcement of this Agreement or the pendency or consummation of the transactions contemplated hereby, (viii)any actions taken or failure to take action, in each case, to which Parent or the Company, as applicable, has requested; (ix) compliance with the terms of, or the taking of any action expressly permitted or required by, this Agreement; (x) the failure to take any action prohibited by this Agreement; (xi) changes in Law or other legal or regulatory conditions, or the interpretation thereof, or changes in GAAP or other accounting standards (or the interpretation thereof), or that result from any action taken for the purpose of complying with any of the foregoing; (xii) any changes in such Person’s stock price or the trading volume of such Person’s stock, or any failure by such Person to meet any analysts’ estimates or expectations of such Person’s revenue, earnings or other financial performance or results of operations for any period, or any failure by such Person or any of its Subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such changes or failures may constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect); or (xiii) any Proceedings made or brought by any of the current or former stockholders of such Person (on their own behalf or on behalf of such Person) against the Company, Opco LLC, Parent, New Parent, Bass Merger Sub, Snapper Merger Sub or Opco Merger Sub LLC or any of their directors or officers, arising out of the Mergers or in connection with any other transactions contemplated by this Agreement; except to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (i) through (vi) disproportionately adversely affect such Person and its Subsidiaries, taken as a whole, as compared to other Persons that conduct business in the regions in the world and in the industries in which such Person and its Subsidiaries conduct business (in which case, such adverse effects (if any) shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur solely to the extent they are disproportionate).

“Mineral Property” means (a) all fee minerals, reversionary interests, non-participating royalty interests, executive rights, non-executive rights, royalties, and any other similar interests in Hydrocarbons and minerals in place, together with all interests that are pooled, communitized, or unitized therewith and (b) all overriding royalties, reversionary interests, net profit interests, production payments, and other royalty and other similar interests payable out of production of Hydrocarbons from or allocated to any Hydrocarbon leases, together with all interests that are pooled, communitized, or unitized therewith or rights which includes or constitutes all or part of such Hydrocarbon leases.

“New Parent Class A Common Stock” means Class A common stock, par value $0.0001 per share, of New Parent.

“New Parent Class C Common Stock” means Class C common stock, par value $0.0001 per share, of New Parent.

“New Parent Common Stock” means the Parent Class A Common Stock and the Parent Class C Common Stock.

“NYSE” means the New York Stock Exchange.

“Opco LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Opco LLC, dated as of April 23, 2019, as may be amended or restated from time to time.

“Opco LLC Unit” means a Unit (as defined in the Opco LLC Agreement) of Opco LLC.

“Opco LP Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of Opco LP, dated as of June 7, 2022, as may be amended or restated from time to time.

“Opco LP Unit” means a Unit (as defined in the Opco LP Partnership Agreement) of Opco LP.

“Organizational Documents” means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.

“other Party” means (a) when used with respect to the Company or Opco LLC, Parent, New Parent, Opco LP, Bass Merger Sub, Snapper Merger Sub and Opco Merger Sub LLC and (b) when used with respect to Parent, New Parent, Opco LP, Bass Merger Sub, Snapper Merger Sub or Opco Merger Sub LLC, the Company or Opco LLC.

“Parent Class A Common Stock” means Class A common stock, par value $0.0001 per share, of Parent.

“Parent Class C Common Stock” means Class C common stock, par value $0.0001 per share, of Parent.

“Parent Common Stock” means the Parent Class A Common Stock and the Parent Class C Common Stock.

“Parent Competing Proposal” means any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions involving: (a) any direct or indirect acquisition (by asset purchase, stock purchase, merger, or otherwise) by any Person or group of any business or assets of Parent or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that generated 25% or more of Parent’s and its Subsidiaries’ net revenue or earnings before interest, Taxes, depreciation and amortization for the preceding twelve (12) months, or any license, lease or long-term supply agreement having a similar economic effect, (b) any direct or indirect acquisition of beneficial ownership by any Person or group of 25% or more of the outstanding shares of Parent Common Stock or any tender or exchange offer that if consummated would result in any Person or group beneficially owning 25% or more of the outstanding shares of Parent Common Stock or (c) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving Parent which is structured to permit any Person or group to, directly or indirectly, acquire beneficial ownership of at least 25% of Parent’s and its Subsidiaries’ assets or equity interests.

Each, a “Parent Party” and, together, the “Parent Parties” means Parent, New Parent, Opco LP, Snapper Merger Sub, Bass Merger Sub and Opco Merger Sub LLC.

“Parent SEC Documents” means all forms, reports, schedules and statements actually filed or furnished under the Securities Act or the Exchange Act, respectively, by Parent (or predecessor thereto) since January 1, 2021, regardless of whether Parent was required under the Securities Act or the Exchange Act to file or furnish such form, report, schedule or statement.

“Parent Stockholder Approval” means the adoption of this Agreement and the approval of the Parent Merger by the affirmative vote or written consent of a majority in voting power of Parent Class A Common Stock and Parent Class C Common Stock issued and outstanding and entitled to vote thereon, voting together as a single class, in accordance in accordance with the DGCL and the Organizational Documents of Parent.

“Parent Stockholders’ Agreement” means that certain Director Designation Agreement, dated as of January 11, 2022, by and among Parent and the Parent Stockholders party thereto.

“Parent Termination Fee” means a cash amount equal to $75,000,000.

“Parent Warrant” means the warrants to purchase shares of Parent Class A Common Stock pursuant to the Warrant Agreement.

“Party” or “Parties” means a party or the parties to this Agreement, including, upon their execution of a Joinder, New Parent and Bass Merger Sub, except as the context may otherwise require.

“Permitted Encumbrances” means:

(a) to the extent not applicable to the transactions contemplated hereby or thereby or otherwise waived prior to the First Effective Time, preferential purchase rights, rights of first refusal, purchase options, consents to assign or transfer, and similar rights granted pursuant to any contracts or oil and gas lease, including joint operating agreements, joint ownership agreements, stockholders agreements, organic documents and other similar agreements and documents;

(b) contractual or statutory mechanic’s, materialmen’s, warehouseman’s, journeyman’s and carrier’s liens and other similar Encumbrances arising in the ordinary course of business for amounts not yet delinquent and Encumbrances for Taxes or assessments that are not yet delinquent or, in all instances, if delinquent, that are being contested in good faith in the ordinary course of business and for which adequate reserves have been established in accordance with GAAP by the party responsible for payment thereof;

(c) Encumbrances arising in the ordinary course of business under operating agreements, joint venture agreements, partnership agreements, Hydrocarbon leases, farm-out agreements, division orders, contracts for the sale, purchase, transportation, processing or exchange of oil, gas or other Hydrocarbons, unitization and pooling declarations and agreements, area of mutual interest agreements, development agreements, joint ownership arrangements and other agreements that are customary in the Mineral Property business, provided, however, that, in each case, such Encumbrance (i) secures obligations that are not Indebtedness or a deferred purchase price and are not delinquent and (ii) has no Material Adverse Effect on the value of the Mineral Properties encumbered thereby;

(d) such Encumbrances as the Company (in the case of Encumbrances with respect to properties or assets of the Company or its Subsidiaries) or the Parent (in the case of Encumbrances with respect to properties or assets of Parent or its Subsidiaries), as applicable, may have expressly waived in writing;

(e) all Encumbrances, easements, zoning restrictions, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of applicable Laws, any Governmental Entity or any surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of the Company or Parent, as applicable, or any of their respective Subsidiaries, that are customarily granted in the Mineral Property industry and do not materially interfere with the value of the Mineral Property or asset affected;

(f) rights of reassignment arising upon the expiration or final intention to abandon or release any oil and gas lease burdening any Mineral Property or out of which any Mineral Property is assigned, granted or carved-out of;

(g) any Encumbrances discharged at or prior to the First Effective Time (including Encumbrances securing any Indebtedness that will be paid off in connection with Closing);

(h) with respect to any Mineral Properties described in subpart (b) of the definition thereof, Encumbrances created under deeds of trust, mortgages and similar instruments by the lessor under an oil and gas lease covering the lessor’s surface and mineral interests in the land covered thereby to the extent such mortgages, deeds of trust or similar instruments (i) do not contain express language that prohibits the lessors from entering into an oil and gas lease or otherwise invalidates an oil and gas lease out of which such Mineral Property is assigned or carved out of and (ii) no mortgagee or lienholder of any such deeds of trust, mortgage, and similar instrument has initiated foreclosure or similar proceedings against the interest of lessor in such lease;

(i) Encumbrances, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, rights-of-way, covenants, restrictions and other similar matters that would be accepted by a reasonably prudent purchaser or owner of Mineral Properties, that would not reduce the net revenue interest share of the Company or Parent, as applicable, or such Party’s Subsidiaries, and, in each case, that have not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable.

“Person” means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, Governmental Entity, association or unincorporated organization, or any other form of business or professional entity.

“Pre-Closing Flow-Through Tax Return” means any Tax Return relating to Pre-Closing Flow-Through Taxes.

“Pre-Closing Flow-Through Taxes” means U.S. federal income taxes and any other Taxes determined on a flow-through basis (i.e., reported at the entity level but with respect to which the direct or indirect beneficial owners of the entity are required to pay a Tax) with respect to (i) Opco LLC or any of its Subsidiaries or (ii) Opco LP or any of its Subsidiaries, in each case, relating to any Pre-Closing Tax Period.

“Pre-Closing Tax Period” means any Tax period (or portion of any Tax period) ending on or prior to the Closing Date.

“Proceeding” means any actual or threatened claim (including a claim of a violation of applicable Law), action, audit, demand, suit, proceeding, investigation or other proceeding at law or in equity or order or ruling, in each case whether civil, criminal, administrative, investigative or otherwise and whether or not such claim, action, audit, demand, suit, proceeding, investigation or other proceeding or order or ruling results in a formal civil or criminal litigation or regulatory action.

“Real Property” means real property, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, in each case, other than any Mineral Properties.

“Related Party” means, with respect to any Person, (i) any other direct or indirect holder of any equity or other voting securities of such Person, (ii) any Affiliates of any Person described in the foregoing clause (i), (iii) any director, officer, employee, partner, stockholder, equityholder or manager of any Person described in the foregoing clauses (i) and (ii), or any of their respective “associates” as defined in Rule 12b-2 of the Securities Exchange Act of 1934 or (iv) any trust or other estate in which a Person described in clauses (i), (ii) or (iii) has any substantial interest or as to which such Person serves as trustee or in a similar fiduciary capacity.

“Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing.

“Representatives” means, with respect to any Person, the officers, directors, employees, accountants, consultants, agents, legal counsel, financial advisors and other representatives of such Person.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means any equity interests or other security of any class, any option, warrant, convertible or exchangeable security (including any membership interest, equity unit, partnership interest, trust interest) or other right, however denominated, to subscribe for, purchase or otherwise acquire any equity interest or other security of any class, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency; provided, however, “Securities” expressly exclude any real property interests or interests in any Hydrocarbon leases, fee minerals, reversionary interests, non-participating royalty interests, executive rights, non-executive rights, royalties and any other similar interests in minerals, overriding royalties, reversionary interests, net profit interests, production payments, and other royalty burdens and other interests payable out of production of Hydrocarbons, including any Mineral Properties.

“Securities Act” means the Securities Act of 1933.

“Specified Support Agreements” means, collectively, (i) the Support Agreement to which KMF DPM HoldCo, LLC, a Delaware limited liability company, and Chambers DPM HoldCo, LLC, a Delaware limited liability company, will be a party and (ii) the Support Agreement to which Source Energy Leasehold, LP, a Delaware limited partnership, and Permian Mineral Acquisitions, LP, a Delaware limited partnership, will be a party.

“Supporting Stockholders” means each of KMF DPM HoldCo, a Delaware limited liability company, LLC, Chambers DPM HoldCo, LLC, a Delaware limited liability company, Source Energy Leasehold, LP, a Delaware limited partnership, Permian Mineral Acquisitions, LP, a Delaware limited partnership, BX Royal Aggregator LP, a Delaware limited partnership and Rock Ridge Royalty Company LLC, a Delaware limited liability company.

“Subsidiary” means, with respect to a Person, any Person, whether incorporated or unincorporated, of which (a) at least 50% of the Securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest or (c) a managing member interest, is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries.

“Takeover Law” means any “fair price,” “moratorium,” “control share acquisition,” “business combination” or any other anti-takeover statute or similar statute enacted under applicable Law.

“Tax” or “Taxes” means any and all taxes and similar charges, levies or other assessments of any kind, including, but not limited to, income, corporate, capital, excise, property, sales, use, turnover, value added and franchise taxes, deductions, withholdings and custom duties, together with all interest, penalties, and additions to tax, imposed by any Governmental Entity.

“Tax Returns” means any return, report, statement, information return or other document (including any related or supporting information) filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or administration of any Taxes.

“Taxing Authority” means any Governmental Entity having jurisdiction in matters relating to Tax matters.

“Transactions” means the Mergers and the other transactions contemplated by this Agreement and each other agreement to be executed and delivered in connection herewith and therewith.

“Transfer Taxes” means any transfer, sales, use, stamp, registration or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar taxes arising from the Transactions.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws.

“Warrant Agreement” means the Warrant Agreement, dated July 20, 2017, between Falcon Minerals Corporation and Continental Stock Transfer & Trust Company, as warrant agent.

“Willful and Material Breach” shall mean a material breach that is a consequence of an act or failure to take an act by the breaching party with the knowledge that the taking of such act (or the failure to take such act) may constitute a breach of this Agreement.

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

[Attached.]

Final Form

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of                 , 2022, is entered into by and among Snapper Merger Sub I, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereto (the “Holders” and, together with the Company, the “Parties”), and shall become effective upon the Closing (as defined below).

WHEREAS, each Holder is the holder of shares of Class B common stock, par value $0.01 per share (the “Brigham Class B Common Stock”), of Brigham Minerals, Inc., a Delaware corporation (“Brigham”), and units (the “Opco LLC Units”) in Brigham Minerals Holdings, LLC, a Delaware limited liability company (“Opco LLC”);

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of September 6, 2022, among the Company, Opco LLC, Sitio Royalties Corp., a Delaware corporation, Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Opco LP”), Brigham and the other parties thereto (the “Merger Agreement”), at the applicable Effective Time (as defined in the Merger Agreement), by virtue of the Mergers (as defined in the Merger Agreement), all of each Holder’s shares of Brigham Class B Common Stock will be converted into the right to receive shares of the Company’s Class C common stock, par value $0.0001 per share (the “Class C Common Stock”), and all of each Holder’s Opco LLC Units will be converted into the right to receive units representing limited partnership interests in Opco LP (the “Opco LP Units”); and

WHEREAS, in connection with, and effective upon, the closing of the transactions contemplated by the Merger Agreement (the “Closing” and such date of closing, the “Closing Date”), the Company and the other Parties have entered into this Agreement to set forth certain understandings among themselves with respect to, among other things, the registration of securities owned by the Holders.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls or is Controlled by, or is under common Control with, such specified Person.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed by law or governmental action.

“Class A Common Stock” means the Company’s Class A Common Stock, par value $0.0001 per share.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company Securities” means any equity interest of any class or series in the Company.

“Control” (including the terms “Controls,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Exchange Act” means the Securities Exchange Act of 1934.

“Existing Registration Rights Agreement” means the Registration Rights Agreement, dated as of January 11, 2022, by and among the Company and certain stockholders party thereto.

“Holder” means (a) the Holders defined in the Preamble, unless and until such Holders cease to hold any Registrable Securities, and (b) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 9(e) hereof; provided, that any Person referenced in clause (b) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (a) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (b) any Shares that have been sold or can be sold (other than in a privately negotiated sale) without any restriction on the volume or the manner of sale or any other limitations under Rule 144 (or any successor provision thereto) and the transferee thereof does not, or would not, receive “restricted securities” as defined in Rule 144, as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed; and (c) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Statement” means a registration statement of the Company in the form required to register under the Securities Act and other applicable law for the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than reasonable expenses for one counsel to the Holders that are at the Company’s expense pursuant to Section 5 hereof).

“Shares” means the shares of Class A Common Stock issued or issuable upon the redemption of Opco LP Units (together with a corresponding number of shares of Class C Common Stock) held by the Holders as a result of the consummation of the transactions contemplated by the Merger Agreement, and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2. Shelf Registration.

(a) The Company shall, as soon as practicable after the Closing, but in any event within fifteen (15) Business Days after the Closing Date, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2(a) (the “Initial Registration Statement”) and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof. The Initial Registration Statement shall be on Form S-3, or if such form is not available to effect such registration, such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the Effective Date for such Registration Statement; provided, that if the Company becomes a WKSI during the 60-day period preceding the filing of the Initial Registration Statement, the Company shall file an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company), to satisfy its obligations to file a Registration Statement under this Section 2(a). The Initial Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its commercially reasonable efforts to cause the Initial Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the Effective Date of the Initial Registration Statement, but in any event within three (3) Business Days after such date, the Company shall notify the Holders of the effectiveness of such Registration Statement.

(b) In the event a Holder transfers Registrable Securities included on a Registration Statement filed pursuant to Section 2(a) of this Agreement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Company shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided, that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or (B) the Company has received written consent therefor from a Person for whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

3. Registration and Sale Procedures. The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a) In connection with the Initial Registration Statement, the Company will at least three (3) Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b) The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby through the date on which all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”) and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling stockholders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company.

(c) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(d) The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i) (A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(e) The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(f) During the Effectiveness Period, the Company will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(g) The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) The Company will cooperate with such Holders to facilitate the timely preparation and delivery of certificates (or book-entry shares) representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates (or book-entry shares) shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement.

(i) Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j) For a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available, upon reasonable notice at the Company’s principal place of business or such other reasonable place, for inspection during normal business hours by a representative or representatives of the selling Holders, the managing underwriter or managing underwriters and any attorneys or accountants retained by such selling Holders or underwriters, all such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

(k) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) pursuant to Section 2(a) of this Agreement for a period of up to 30 days if (i) the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company), (ii) the Board determines such registration would render the Company unable to comply with applicable securities laws or (iii) the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period exceed an aggregate of 120 days in any 12-month period.

(l) Notwithstanding anything contained in this Agreement, the Company shall not have any obligation to effect any underwritten offering of Shares, prepare any prospectus supplement for an underwritten offering of Shares, participate in any due diligence, execute any agreements or certificates or deliver legal opinions (other than customary de-legending certificates and opinions or any customary Exhibit 5 opinion required in connection with the initial filing of the Registration Statement) or obtain comfort letters in connection with any sales of the Shares under the Registration Statement.

4. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and, other than the Existing Registration Rights Agreement, is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders by this Agreement. The Company shall not, prior to the termination of this Agreement, grant any registration rights that are superior to, conflict with, or would otherwise prevent the Company from performing, the rights granted to the Holders hereby. For a period of one year following the Closing Date, the Company will not amend or modify the Agreement of Limited Partnership of Opco LP (the “Opco LPA”) in a manner that would negatively impact the Redemption Rights (as defined in the Opco LPA) of the Holders, without such Holders’ prior written consent.

5. Registration Expenses. All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement (in each case, excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market and (B) in compliance with applicable state securities or “Blue Sky” laws), (ii) printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) reasonable fees and expenses of one counsel to the Holders reasonably acceptable to the Company and selected by the Holders that hold a majority of the Registrable Securities to be included in such filing in connection with the filing or amendment of any Registration Statement or Prospectus hereunder. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers and directors and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person or any underwriter specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any Indemnified Party (as defined below) and shall survive the transfer of such securities by such Holder. Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Indemnified Party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder (each, an “Indemnified Party”) shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying party may exist with respect to such claim or there may be reasonable defenses available to the Indemnified Party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the Indemnified Party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any Indemnified Party there may be one or more legal or equitable defenses available to such Indemnified Party that are in addition to or may conflict with those available to another Indemnified Party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

7. Registerable Securities Transactions. Subject to compliance with the Company’s policies, if requested by any Holder in connection with any transaction involving any Registrable Securities (including any sale or other transfer of such securities without registration under the Securities Act, any margin loan with respect to such securities and any pledge of such securities), the Company agrees to provide such Holder with customary and reasonable assistance to facilitate such transaction, including, without limitation, (i) such action as such Holder may reasonably request from time to time to enable such Holder to sell Registrable Securities in a transaction exempt from registration under the Securities Act and (ii) entering into an “issuer’s agreement” in connection with any margin loan with respect to such securities in form and substance reasonably satisfactory to the Company; provided, that the Holder shall deliver such documents reasonably requested by the Company or the Company’s transfer agent in connection with such request pursuant to this Section 7.

8. Facilitation of Sales Pursuant to Rule 144.

(a) To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

(b) The Company will reasonably cooperate with and assist any Holder and its equityholders to facilitate the transfer of such Holder’s and its equityholders’ shares of Class A Common Stock to a DTC brokerage account as reasonably requested by such Holder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of such shares without restrictive legends), provided that the Holder and its equityholders shall (i) deliver such documents reasonably requested by the Company or the Company’s transfer agent in connection with such request and (ii) agree not to sell such shares unless an effective registration statement is on file with the Commission or there is an applicable exemption from registration for such sale under the Securities Act or the rules promulgated thereunder.

9. Miscellaneous.

(a) Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(i) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”); provided, however, that in no event shall any Suspension Period together with any other Suspension Periods exceed an aggregate of 60 days during the first six-month period following the Closing Date or 120 days in any 12-month period thereafter. The Company may provide appropriate stop orders to enforce the provisions of this Section 9(b).

(c) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Holders that hold a majority of the Registrable Securities as of the date of such waiver or amendment; provided, that any waiver or amendment that would have a disproportionate adverse effect on a Holder relative to the other Holders shall require the consent of such Holder. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 9(d) prior to 5:00 p.m., Eastern Time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m., Eastern Time, on any date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Sitio Royalties Corp.
1401 Lawrence Street, Suite 1750
Denver, Colorado 80202
	Attention:	Chris Conoscenti
Brett Riesenfeld
	Email:	chris.conoscenti@sitio.com
brett.riesenfeld@sitio.com

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
	Attention:	William H. Aaronson
Michael Gilson
	Email:	william.aaronson@davispolk.com
michael.gilson@davispolk.com

If to any Person who is then
the registered Holder:	To the address of such Holder as indicated on the signature page of this Agreement or, if different, as it appears in the applicable register for the Registrable Securities or as may be designated in writing by such Holder in accordance with this Section 9(d).

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 9(e), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Holders. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the Parties or their respective successors and permitted assigns and any Indemnified Party, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE). With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement, each of the Parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a Party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to their respective addresses referred to in Section 9(d) hereof; provided, however, that nothing herein shall affect the right of any Party hereto to serve process in any other manner permitted by law; and (c) TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(l) Termination; Effectiveness. Except for Section 6, this Agreement shall terminate as to any Holder, when all Registrable Securities held by such Holder no longer constitute Registrable Securities.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

SNAPPER MERGER SUB I, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

HOLDERS:

[●]

By:
Name: [●]
Title: [●]

Address for notice:

[●]
[●]
[●]
Attention: [●]
E-mail: [●]

with copies (which shall not constitute notice) to:

[●]
[●]
[●]
Attention: [●]
Email: [●]

[Signature Page to Registration Rights Agreement]

EXHIBIT C

FORM OF JOINDER AGREEMENT

Final Form

Exhibit C

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder Agreement”), dated as of [●], 2022, is entered into by [___________], a [___________] (“[Joinder Party]”), for the benefit of the parties to the Merger Agreement (as defined below).

Reference is hereby made to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 6, 2022, by and among Sitio Royalties Corp., a Delaware corporation (“Parent”), Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Opco LP”), Snapper Merger Sub I, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“New Parent”), Snapper Merger Sub II, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Opco LP (“Opco Merger Sub LLC”), Brigham Minerals, Inc., a Delaware corporation (the “Company”), and Brigham Minerals Holdings, LLC, a Delaware limited liability company (“Opco LLC”), and upon their joinder thereto, [Joinder Party][(solely with respect to Section 6.21 of the Merger Agreement)]1 and [Other Joinder Parties]. Pursuant to the Merger Agreement, among other things, (i) at the First Effective Time (A) Bass Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation, on the terms and subject to the conditions set forth herein and (B) Snapper Merger Sub will merge with and into Parent, with Parent continuing as the surviving entity, on the terms and subject to the conditions set forth herein, and (ii) at the Second Effective Time, Opco Merger Sub LLC will merge with and into Opco LLC, with Opco LLC continuing as the surviving entity. Capitalized terms used but not defined herein shall have the meaning set forth in the Merger Agreement.

This Joinder Agreement is being executed and delivered by the undersigned in accordance with [Section 2.1(a)(ii)][Section 2.1(a)(iii)] of the Merger Agreement.

1. Joinder by [Joinder Party]. [Joinder Party] hereby agrees to, and does become a party to, the Merger Agreement and [(A) agrees to be and is bound by all of such terms and conditions thereof as applicable to [Joinder Party] and (B) agrees to be and is bound by all of such terms and conditions in the Merger Agreement as are applicable to a “Parent Party,” including all representations and warranties, covenants, rights and obligations, to the same extent as if [Joinder Party] were a “Parent Party” party thereto, in each case effective as of the date hereof]2[agrees to be and is bound by Section 6.21 of the Merger Agreement]3. This Joinder Agreement shall serve as a counterpart signature page to the Merger Agreement and by executing below, [Joinder Party] is deemed to have executed the Merger Agreement as if an original party thereto, effective as of the date hereof.

2. Representations and Warranties by [Joinder Party].

[Joinder Party] hereby represents and warrants that:

(a) the execution, delivery and performance of this Joinder Agreement has been duly authorized by all necessary action and does not contravene any provision of [Joinder Party]’s certificate of incorporation, bylaws or similar organizational documents or any law, regulation, rule, decree, order, judgment or material contractual restriction binding on [Joinder Party] or its assets;

(b) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity or other Person necessary for the due execution, delivery and performance of this Joinder Agreement have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity or other Person is required in connection with the execution, delivery or performance of this Joinder Agreement; and

[1]	To include for Securityholder Representative.
[2]	To include for Snapper Merger Sub and Bass Merger Sub.
[3]	To include for Securityholder Representative.

(c) this Joinder Agreement constitutes a legal, valid and binding obligation of [Joinder Party] enforceable against [Joinder Party] in accordance with its terms.

3. Miscellaneous. This Joinder Agreement is a part of, and governed by the terms of, the Merger Agreement. Without limiting the foregoing, Article IX of the Merger Agreement is hereby incorporated, mutatis mutandis, into this Joinder Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed as of the day and year first above written.

[ ]

By:
Name:
Title:

Signature Page to Joinder Agreement

EXHIBIT D-1

FORM OF SUPPORT AGREEMENT

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of September 6, 2022 (the “Agreement”), between Sitio Royalties Corp., a Delaware corporation (“Parent”), BX Royal Aggregator LP, a Delaware limited partnership (“Royal Aggregator”) and Rock Ridge Royalty Company LLC, a Delaware limited liability company (“Rock Ridge” and together with Royal Aggregator, each, a “Holder” and together, the “Holders”), and Brigham Minerals, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, Parent and the Company have entered into an Agreement and Plan of Merger dated as of September 6, 2022 (as the same may be amended or supplemented from time to time, the “Merger Agreement”) providing for, among other things, (i) the merger of a wholly owned subsidiary corporation of Snapper Merger Sub I, Inc., a wholly owned subsidiary of Parent (“New Topco”), with and into Parent (the “Parent Merger”), (iii) simultaneously with the Parent Merger, the merger of a wholly owned subsidiary of New Topco with and into the Company (the “Company Merger”), and (iv) immediately following the Parent Merger and the Company Merger, the merger of a wholly owned subsidiary limited liability company of Opco LP with and into Opco LLC;

WHEREAS, Royal Aggregator is the Beneficial Owner of 8,637,727 shares of Class C common stock, par value $0.0001 per share, of Parent (“Parent Class C Common Stock” and, together with the Class A common stock, par value $0.0001 per share, of Parent (“Parent Class A Common Stock”), “Parent Common Stock”) (such shares of Parent Class C Common Stock, the “Royal Aggregator Shares”) and 8,637,727 units representing limited partner interests in Opco LP (the “Royal Aggregator Opco LP Units”) (such Royal Aggregator Opco LP Units, together with the Royal Aggregator Shares, the “Royal Aggregator Securities”);

WHEREAS, Rock Ridge is the Beneficial Owner of 12,165,172 shares of Parent Class C Common Stock (such shares of Parent Class C Common Stock, the “Rock Ridge Shares” and collectively with the Royal Aggregator Shares, the “Shares”) and 12,165,172 units representing limited partner interests in Opco LP (the “Rock Ridge Opco LP Units” and collectively with the Royal Aggregator Opco LP Units, the “Opco LP Units”) (such Opco LP Units, together with the Shares, the “Securities”);

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, and as a condition and an inducement to Parent and the Company entering into the Merger Agreement, each Holder is entering into this Agreement with respect to the Securities;

WHEREAS, Parent and the Company desire that each Holder agree, and each Holder is willing to agree, subject to the limitations herein, to vote its applicable Securities in a manner so as to facilitate consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

GENERAL

1.1 Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

“Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

ARTICLE II

ADDITIONAL SECURITIES

2.1 Additional Purchases; Adjustments. Each Holder agrees that any shares of Parent Common Stock or Opco LP Units and any other shares of capital stock or other equity securities of Parent or Opco LP that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if such shares of capital stock or other equity securities constituted Securities as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Parent affecting the Securities, the terms of this Agreement shall apply to the resulting securities.

ARTICLE III

AGREEMENT TO VOTE; PROXY; WRITTEN CONSENT

3.1 Agreement to Vote. From the date of this Agreement until the Termination Date, each Holder irrevocably and unconditionally agrees that, at any meeting of the stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting, however called), or in connection with any written consent of the stockholders of Parent or unitholders of Opco LP, such Holder shall:

(a) appear at such meeting or otherwise cause all of the Holder’s applicable Securities owned as of the record date for such meeting to be counted as present thereat for purpose of establishing a quorum;

(b) vote (or execute and return an action by written consent), or cause to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s applicable Securities owned as of the record date for such meeting (or the date that any written consent is executed by the Holder) in favor of (i) adoption of the Merger Agreement; (ii) the approval of the Parent Merger and the other Transactions; (iii) any amendment and/or restatement of the Organizational Documents of Parent or any of its Subsidiaries necessary to effect the consummation of the Transactions as contemplated by the Merger Agreement; and (iv) any other proposals agreed to by Parent and the Company which are necessary and appropriate in connection with the Transactions or to effectuate the intent of the foregoing clauses (i) through (iii); and

(c) vote (or execute and return an action by written consent), or cause to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s applicable Securities owned as of the record date for such meeting (or the date that any written consent is executed by the Holder) against (i) any agreement, transaction or proposal that relates to a Parent Competing Proposal or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Mergers or matters contemplated by the Merger Agreement; (ii) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent or any of its Subsidiaries contained in the Merger Agreement or of the Holder contained in this Agreement; (iii) any action or agreement that would reasonably be expected to result in (x) any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled or (y) any change to the voting rights of any class of shares of capital stock of Parent (including any amendments to Parent’s Organizational Documents); and (iv) any other action that could reasonably be expected to impede, interfere with, delay, discourage, postpone or adversely affect any of the transactions contemplated by the Merger Agreement, including the Mergers, or this Agreement. Any attempt by the Holder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of), the Holder’s applicable Securities in contravention of this Section 3.1 shall be null and void ab initio. If the Holder is the Beneficial Owner, but not the holder of record, of any Securities, the Holder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Securities in accordance with this Section 3.1.

Notwithstanding anything herein to the contrary in this Agreement, this Section 3.1 shall not require any Holder to be present (in person or by proxy) or vote (or cause to be voted), any of the applicable Securities to amend, modify or waive any provision of the Merger Agreement in a manner that reduces the amount, changes the form of the Merger Consideration payable, extends the End Date or otherwise adversely affects such Holder of the Company (in its capacity as such) in any material respect. Notwithstanding anything to the contrary in this Agreement, but subject to Section 3.2, each Holder shall remain free to vote (or execute consents or proxies with respect to) the applicable Securities with respect to any matter other than as set forth in Section 3.1(a) and Section 3.1(c) in any manner such Holder deems appropriate, including in connection with the election of directors of the Company. The obligations of the Holders specified in this Section 3.1 shall apply whether or not the Mergers or any action described above is recommended by the Parent Board.

3.2 Proxy. Each Holder hereby irrevocably appoints as its proxy and attorney-in-fact, Parent and any person designated in writing by Parent, each of them individually, with full power of substitution and resubstitution, to consent to or vote the applicable Securities as indicated in Section 3.1 above. Each Holder intends this proxy to be irrevocable and unconditional, and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of this proxy, and hereby revokes any proxy previously granted by such Holder with respect to such Securities (and such Holder hereby represents that any such proxy is revocable). The proxy granted by each Holder shall be automatically revoked upon the occurrence of the earlier of the Effective Date or the Termination Date and the Company may further terminate this proxy at any time at its sole election by written notice provided to each Holder. Notwithstanding anything to the contrary contained in this Agreement or the Merger Agreement, the proxy granted by each Holder pursuant to this Section 3.2 shall only be effective immediately prior to the voting of such Securities.

3.3 [Reserved.]

3.4 Agreement to Deliver Written Consent. Each Holder irrevocably and unconditionally agrees that, promptly following the time at which the Registration Statement becomes effective (and, in any event within one (1) Business Day), it shall cause the Written Consent to be executed and delivered to Parent with respect to the applicable Securities as of the date thereof entitled to consent thereto.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1 [Reserved.]

4.2 Further Assurances. Each Holder agrees that until the Termination Date, such Holder shall and shall cause its Subsidiaries to take no action that would reasonably be likely to adversely affect or delay the ability to perform its respective covenants and agreements under this Agreement. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to restrict the ability of any Holder to transfer or otherwise enter into a transaction with respect to its Securities at any time in its sole discretion.

4.3 Fiduciary Duties. Each Holder is entering into this Agreement solely in its capacity as the record or Beneficial Owner of the Securities and nothing herein is intended to or shall limit or affect any actions taken by any of such Holder’s designees serving in his or her capacity as a director of Parent (or a Subsidiary of Parent). The taking of any actions (or failures to act) by each Holder’s designees serving as a director of Parent (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDER

5.1 Representations and Warranties. Each Holder, severally and not jointly, hereby represents and warrants as follows:

(a) Ownership. The Holder has, with respect to the Securities, Beneficial Ownership of, good and valid title to and full and exclusive power to vote, and issue instructions with respect to the matters set forth in Article III. The Securities constitute all of the shares of Parent Common Stock and Opco LP Units owned of record or beneficially by the Holder as of the date hereof. Other than this Agreement and except as set forth in the Organizational Documents of Opco LP, (i) there are no agreements or arrangements of any kind, contingent or otherwise, to which the Holder is a party obligating the Holder to transfer or cause to be transferred to any person any of the Securities or otherwise enter into a transaction with respect to its Securities and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Securities.

(b) Organization; Authority. As applicable to each Holder, Royal Aggregator is a limited partnership, and Rock Ridge is a limited liability company, each duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. The Holder has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Holder and (assuming due authorization, execution and delivery by the Company and Parent) constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms (except in all cases as such enforceability may be limited by Creditors’ Rights), and no other action is necessary to authorize the execution and delivery by the Holder or the performance of the Holder’s obligations hereunder.

(c) No Violation. The execution, delivery and performance by the Holder of this Agreement will not (i) violate any provision of any Law applicable to the Holder; (ii) violate any order, judgment or decree applicable to the Holder or any of its affiliates; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which the Holder or any of its affiliates is a party or any term or condition of its certificate of formation, limited liability company agreement or comparable Organizational Documents, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on the Holder’s ability to satisfy its obligations hereunder.

(d) Consents and Approvals. The execution and delivery by the Holder of this Agreement does not, and the performance of the Holder’s obligations hereunder, require the Holder or any of its affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any person or Governmental Entity, except such filings and authorizations as may be required under the Exchange Act.

(e) Absence of Litigation. To the knowledge of the Holder, as of the date hereof, there is no Proceeding pending against, or threatened in writing against the Holder that would prevent the performance by the Holder of its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Merger Agreement, including the Mergers, on a timely basis.

(f) Absence of Other Voting Agreements. Other than pursuant to Permitted Encumbrances, none of the Securities is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to voting, in each case, that is inconsistent with this Agreement, except as contemplated by this Agreement. None of the Securities is subject to any pledge agreement pursuant to which the Holder does not retain sole and exclusive voting rights with respect to the Securities subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument.

ARTICLE VI

MISCELLANEOUS

6.1 [Reserved.]

6.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to each Holder, as applicable, and the Company shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct any Holder in the voting or disposition of any Securities, except as otherwise expressly provided herein.

6.3 Disclosure. Each Holder consents to and authorizes the publication and disclosure by the Company and Parent of such Holder’s identity and holding of Securities, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Registration Statement, including the Joint Information Statement/Proxy Statement/Prospectus, as applicable, and any other disclosure document required in connection with the Merger Agreement, the Mergers and the transactions contemplated by the Merger Agreement.

6.4 Termination. This Agreement shall terminate at the earliest of (i) the date the Merger Agreement is validly terminated in accordance with its terms, (ii) the Effective Time, (iii) an amendment to the Merger Agreement without the prior written consent of each Holder that (A) reduces the consideration payable in the Parent Merger, on a per share of Parent Common Stock basis, (B) changes the form of consideration payable in the Parent Merger to the holders of Parent Common Stock, or (C) extends the outside date under the Merger Agreement (except if such extension is explicitly provided for in, and effected pursuant to, the Merger Agreement) and (iv) mutual consent of the parties hereto (such date, the “Termination Date”). Neither the provisions of this Section 6.4 nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. Nothing in the Merger Agreement shall relieve a Holder from any liability arising out of or in connection with a breach of this Agreement.

6.5 Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of each Holder, Parent and the Company.

6.6 [Reserved.]

6.7 Extension; Waiver. At any time prior to the expiration of the termination of this Agreement in accordance with Section 6.4, the parties may, to the extent legally allowed:

(a) extend the time for the performance of any of the obligations or acts of the other party hereunder;

(b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; or

(c) waive compliance with any of the agreements or conditions of the other party contained herein;

provided, that, in each case, such waiver is made in writing and signed by the party (or parties) against whom the waiver is to be effective.

Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such party.

6.8 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated.

6.9 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“email”) (but only if confirmation of receipt of such email is requested and received; provided, that each notice party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

if to a Holder, to:

BX Royal Aggregator LP

c/o Blackstone Inc.

345 Park Avenue

New York, NY, 10154

Attention: David Foley and Erik Belz

Email: foley@blackstone.com; erik.belz@blackstone.com

Rock Ridge Royalty Company LLC

c/o Blackstone Inc.

345 Park Avenue

New York, NY, 10154

Attention: David Foley and Erik Belz

Email: foley@blackstone.com; erik.belz@blackstone.com

and

if to Parent, to:

Sitio Royalties Corp.

1401 Lawrence Street, Suite 1750

Denver, CO 80202

Attention: Christopher L. Conoscenti

                 Brett Riesenfeld

Email:       chris.conoscenti@sitio.com

         brett.riesenfeld@sitio.com

with a required copy to (which copy shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: William H. Aaronson

        Michael Gilson

Email:      william.aaronson@davispolk.com

        michael.gilson@davispolk.com

and

if to the Company, to:

Brigham Minerals, Inc.

5914 W. Courtyard Dr., Suite 200

Austin, Texas 78730

Attention: Robert M. Roosa

        Kari A. Potts

Email:      rroosa@brighamminerals.com

        kpotts@brighamminerals.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins LLP

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: Douglas E. McWilliams

        Lande Spottswood

Email:      dmcwilliams@velaw.com

        lspottswood@velaw.com

6.10 No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture, any like relationship between the parties hereto or a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

6.11 Miscellaneous. The provisions set forth in Sections 9.4 (Rules of Construction), 9.5 (Counterparts), 9.6 (Entire Agreement; Third Party Beneficiaries), 9.7 (Governing Law; Venue; Waiver of Jury Trial), 9.8 (No Remedy in Certain Circumstances), 9.9 (Assignment) and 9.11 (Specific Performance) of the Merger Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement, mutatis mutandis.

6.12 Stockholder Related Parties. None of the provisions of this Agreement shall in any way limit the activities of Blackstone Inc. or any of its affiliates (other than the affiliate of Blackstone Inc. that is a Holder and a party to this Agreement (each, a “Blackstone Stockholder”)); provided, however, that it will be considered a breach of this Agreement if any affiliate of a Blackstone Stockholder takes any action at the direction or instruction of such Blackstone Stockholder that would be a breach of this Agreement if such action was taken directly by such Blackstone Stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

SITIO ROYALTIES CORP.

By:
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

BRIGHAM MINERALS, INC.

By:
Name:	Kari A. Potts
Title:	Vice President, General Counsel,
Compliance Officer and Corporate Secretary

[Signature Page to Voting and Support Agreement]

HOLDERS:

BX ROYAL AGGREGATOR LP

By: BCP VI/BEP Holdings Manager L.L.C., its general partner

By:
Name:	David Foley
Title:	Senior Managing Director

ROCK RIDGE ROYALTY COMPANY LLC

By:
Name:	Erik Belz
Title:	Manager

[Signature Page to Voting and Support Agreement]

EXHIBIT D-2

FORM OF SUPPORT AGREEMENT

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of September 6, 2022 (the “Agreement”), between Sitio Royalties Corp., a Delaware corporation (“Parent”), KMF DPM HoldCo, LLC (“KMF”), Chambers DPM HoldCo, LLC (“Chambers”, and together with KMF, collectively, the “Holders”), and Brigham Minerals, Inc., a Delaware corporation (the “Company”).

W I T N E S E T H:

WHEREAS, Parent and the Company have entered into an Agreement and Plan of Merger dated as of September 6, 2022 (as the same may be amended or supplemented from time to time, the “Merger Agreement”), providing for, among other things, ((i) the merger of a wholly owned subsidiary corporation of Snapper Merger Sub I, Inc., a wholly owned subsidiary of Parent (“New Topco”), with and into Parent (the “Parent Merger”), (iii) simultaneously with the Parent Merger, the merger of a wholly owned subsidiary of New Topco with and into the Company (the “Company Merger”), and (iv) immediately following the Parent Merger and the Company Merger, the merger of a wholly owned subsidiary limited liability company of Opco LP with and into Opco LLC;

WHEREAS, the Holders are the Beneficial Owners of an aggregate 36,495,520 shares of Class C common stock, par value $0.0001 per share, of Parent (“Parent Class C Common Stock” and, together with the Class A common stock, par value $0.0001 per share, of Parent (“Parent Class A Common Stock”), “Parent Common Stock”) (such shares of Parent Common Stock, the “Shares”) and 36,495,520 units representing limited partner interests in Opco LP (the “Opco LP Units”) (such Opco LP Units, together with the Shares, the “Securities”);

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, and as a condition and an inducement to Parent and the Company entering into the Merger Agreement, each Holder is entering into this Agreement with respect to the respective Securities;

WHEREAS, Parent and the Company desire that each Holder agree, and each Holder is willing to agree, subject to the limitations herein, not to Transfer any of its Securities and to vote its Securities in a manner so as to facilitate consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

GENERAL

1.1 Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

“Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

“Transfer” means (a) any direct or indirect offer, sale, lease, assignment, encumbrance, loan, pledge, grant of a security interest, hypothecation, disposition or other similar transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, loan, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Securities owned by applicable Holder (whether beneficially or of record), including in each case through the Transfer of any Person or any interest in any Person, (b) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

ARTICLE II

AGREEMENT TO RETAIN SECURITIES

2.1 Transfer and Encumbrance of Securities.

(a) Until the Termination Date (the “Lock-Up Period”), subject to the exceptions set forth herein, each Holder shall not, with respect to any Securities Beneficially Owned by such Holder, Transfer any such Securities. During the Lock-Up Period, each Holder shall not, with respect to any Securities Beneficially Owned by such Holder (A) deposit any such Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Securities or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto or (B) take any action that would make any representation or warranty of such Holder contained herein untrue or incorrect or have the effect of preventing or disabling such Holder from performing its obligations under the Agreement.

(b) The restrictions set forth in Section 2.1(a), shall not apply to:

(i) in the case of an entity, Transfers to a stockholder, partner, member or affiliate of such entity;

(ii) in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii) in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv) in the case of an individual, Transfers pursuant to a qualified domestic relations order;

(v) in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(vi) Transfers to the Company associated with (a) net withholding to satisfy tax withholding obligations or (b) net exercise to satisfy exercise price obligations, in each case, for equity-based awards pursuant to the Company’s equity incentive plans or arrangements; or

(vii) any Transfers made by a Holder pursuant to the Mergers or the other transactions contemplated by the Merger Agreement;

provided, however, that (A) in the case of clauses (i) through (v), these permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the applicable Holder and not to the immediate family of the transferee), agreeing to be bound by these

Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

2.2 Additional Purchases; Adjustments. Each Holder agrees that any shares of Parent Common Stock or Opco LP Units and any other shares of capital stock or other equity securities of Parent or Opco LP that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power after the execution of this Agreement and prior to the expiration of the Lock-Up Period shall be subject to the terms and conditions of this Agreement to the same extent as if such shares of capital stock or other equity securities constituted Securities as of the date hereof, and such Holder shall promptly notify Parent and the Company of the existence of any such after acquired Securities. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Parent affecting the Securities, the terms of this Agreement shall apply to the resulting securities.

2.3 Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Securities in violation of this Article II shall, to the fullest extent permitted by Law, be null and void ab initio. In furtherance of the foregoing, each Holder hereby authorizes and instructs Parent to instruct its transfer agent to enter a stop transfer order with respect to all of the Securities. If any involuntary Transfer of any of any Holder’s Securities shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

ARTICLE III

AGREEMENT TO VOTE; WRITTEN CONSENT

3.1 Agreement to Vote. From the date of this Agreement until the Termination Date, each Holder irrevocably and unconditionally agrees that, at any meeting of the stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting, however called), or in connection with any written consent of the stockholders of Parent or unitholders of Opco LP, such Holder shall:

(a) appear at such meeting or otherwise cause the applicable Securities to be counted as present thereat for purpose of establishing a quorum;

(b) vote (or execute and return an action by written consent), or caused to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of such Holder’s applicable Securities owned as of the record date for such meeting (or the date that any written consent is executed by such Holder) in favor of (i) adoption of the Merger Agreement; (ii) the Parent Merger and the other Transactions; (iii) any amendment and/or restatement of the Organizational Documents of Parent or any of its Subsidiaries necessary to effect the consummation of the Transactions; and (iv) any other proposals agreed to by Parent and the Company which are necessary and appropriate in connection with the Transactions or to effectuate the intent of the foregoing clauses (i) through (iii); and

(c) vote (or execute and return an action by written consent), or caused to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of such Holder’s applicable Securities against (i) any agreement, transaction or proposal that relates to a Parent Competing Proposal or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Mergers or matters contemplated by the Merger Agreement; (ii) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent or any of its Subsidiaries contained in the Merger Agreement or of such Holder contained in this Agreement; (iii) any action or agreement that would reasonably be expected to result in (x) any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled or (y) any change to the voting rights of any class of shares of capital stock of Parent (including any amendments to Parent’s Organizational Documents); and (iv) any other action that would reasonably be expected to impede, interfere with, delay, discourage, postpone or adversely affect any of the transactions contemplated by the Merger Agreement, including the Mergers, or this Agreement. Any attempt by such Holder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of), the Securities in contravention of this Section 3.1 shall be null and void ab initio. If such Holder is the Beneficial Owner, but not the holder of record, of any Securities, such Holder agrees to take all actions reasonably necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Securities in accordance with this Section 3.1.

Notwithstanding anything herein to the contrary in this Agreement, this Section 3.1 shall not require any Holder to be present (in person or by proxy) or vote (or cause to be voted), any of the Securities to amend, modify or waive any provision of the Merger Agreement in a manner that reduces the amount, changes the form of the Merger Consideration payable, extends the End Date or otherwise adversely affects such Holder of the Company (in its capacity as such) in any material respect. Notwithstanding anything to the contrary in this Agreement, but subject to Section 3.2, each Holder shall remain free to vote (or execute consents or proxies with respect to) the Securities with respect to any matter other than as set forth in Section 3.1(a) and Section 3.1(c) in any manner such Holder deems appropriate, including in connection with the election of directors of the Company. The obligations of each Holder specified in this Section 3.1 shall apply whether or not the Mergers or any action described above is recommended by the Parent Board.

3.2 Agreement to Vote with Respect to Company Designated Directors. Each Holder irrevocably and unconditionally agrees that, contingent on the Effective Time having occurred prior thereto, at the 2023 annual meeting of the stockholders of New Parent such Holder shall, (a) appear at such meeting or otherwise cause the securities of New Parent received as Parent Merger Consideration with respect to the applicable Securities pursuant to the Parent Merger eligible to vote and continued to be held by such Holder (such securities then-held by such Holder, the “Post-Closing New Parent Securities”) to be counted as present thereat for purpose of establishing a quorum and (b) vote (or execute and return an action by written consent), or caused to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of such Holder’s applicable Post-Closing New Parent Securities in favor of the election of any director that was designated by the Company to be nominated to the Board of Directors of New Parent in accordance with Section 2.5(b) of the Merger Agreement (such directors, the “Company Designated Directors”).

3.3 Proxy. Each Holder hereby irrevocably appoints as its proxy and attorney-in-fact, Parent and any person designated in writing by Parent, each of them individually, with full power of substitution and resubstitution, to consent to or vote the applicable Securities as indicated in Section 3.1 above. Each Holder intends this proxy to be irrevocable and unconditional during the term of this Agreement and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of this proxy, and hereby revokes any proxy previously granted by such Holder with respect to the Securities (and such Holder hereby represents that any such proxy is revocable). The proxy granted by each Holder shall be automatically revoked upon the occurrence of the earlier of the Effective Date or the Termination Date and the Company may further terminate this proxy at any time at its sole election by written notice provided to the Holders.

3.4 Agreement to Deliver Written Consent. Each Holder irrevocably and unconditionally agrees that, promptly following the time at which the Registration Statement becomes effective (and, in any event within one (1) Business Day), it shall cause the Written Consent to be executed and delivered to Parent with respect to the Securities as of the date thereof entitled to consent thereto.

3.5 No Short Sales. Each Holder agrees that, from the date of this Agreement to and including the termination of this Agreement, none of such Holder nor any person or entity acting on behalf of such Holder or pursuant to any understanding with such Holder will engage in any Short Sales with respect to securities of Parent or the Company. For the purposes hereof, “Short Sales” shall mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), short or other short transactions through non-U.S. broker dealers or foreign regulated brokers, in each case, solely to the extent it has the same economic effect as a “short sale” as defined in Rule 200 of Regulation SHO under the Exchange Act.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1 [Reserved.]

4.2 Further Assurances. Each Holder agrees that from and after the date hereof and until the Termination Date, such Holder shall and shall cause its Subsidiaries to take no action that would reasonably be likely to adversely affect or delay the ability to perform its respective covenants and agreements under this Agreement.

4.3 Fiduciary Duties. Each Holder is entering into this Agreement solely in its capacity as the record or Beneficial Owner of the Securities and nothing herein is intended to or shall limit or affect any actions taken by any of such Holder’s designees serving in his or her capacity as a director of Parent (or a Subsidiary of Parent). The taking of any actions (or failures to act) by such Holder’s designees serving as a director of Parent (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDER

5.1 Representations and Warranties. Each Holder hereby represents and warrants as follows:

(a) Ownership. Such Holder has, with respect to the Securities, and at all times during the term of this Agreement will continue to have, Beneficial Ownership of, good and valid title to and full and exclusive power to vote, issue instructions with respect to the matters set forth in Article III, agree to all of the matters set forth in this Agreement and to Transfer the Securities. The Securities constitute all of the shares of Parent Common Stock and Opco LP Units owned of record or beneficially by such Holder as of the date hereof. Other than this Agreement and except as set forth in the Organizational Documents of Opco LP, (i) there are no agreements or arrangements of any kind, contingent or otherwise, to which such Holder is a party obligating such Holder to Transfer or cause to be Transferred to any person any of the Securities and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Securities.

(b) Organization; Authority. Such Holder is a limited liability company duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Holder has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by such Holder and (assuming due authorization, execution and delivery by the Company and Parent) constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms (except in all cases as such enforceability may be limited by Creditors’ Rights), and no other action is necessary to authorize the execution and delivery by such Holder or the performance of such Holder’s obligations hereunder.

(c) No Violation. The execution, delivery and performance by such Holder of this Agreement will not (i) violate any provision of any Law applicable to such Holder; (ii) violate any order, judgment or decree applicable to such Holder or any of its affiliates; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which such Holder or any of its affiliates is a party or any term or condition of its certificate of formation, limited liability company agreement or comparable Organizational Documents, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Holder’s ability to satisfy its obligations hereunder.

(d) Consents and Approvals. The execution and delivery by such Holder of this Agreement does not, and the performance of such Holder’s obligations hereunder, require such Holder or any of its affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any person or Governmental Entity, except such filings and authorizations as may be required under the Exchange Act or would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Holder’s ability to satisfy its obligations hereunder.

(e) Absence of Litigation. To the knowledge of such Holder, as of the date hereof, there is no Proceeding pending against, or threatened in writing against such Holder that would prevent the performance by such Holder of its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Merger Agreement, including the Mergers, on a timely basis.

(f) Absence of Other Voting Agreements. Other than pursuant to Permitted Encumbrances, none of the Securities is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to voting, in each case, that is inconsistent with this Agreement, except as contemplated by this Agreement. None of the Securities is subject to any pledge agreement pursuant to which such Holder does not retain sole and exclusive voting rights with respect to the Securities subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument.

ARTICLE VI

MISCELLANEOUS

6.1 [Reserved].

6.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to each Holder, and the Company shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct any Holder in the voting or disposition of any Securities, except as otherwise expressly provided herein.

6.3 Disclosure. Each Holder consents to and authorizes the publication and disclosure by the Company and Parent of such Holder’s identity and holding of Securities, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Registration Statement, including the Joint Information Statement/Proxy Statement/Prospectus, as applicable, and any other disclosure document required in connection with the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement.

6.4 Termination. This Agreement (other than Section 3.2, which shall terminate immediately following the 2023 annual meeting of New Topco), shall terminate at the earliest of (i) the date the Merger Agreement is validly terminated in accordance with its terms, (ii) the Effective Time, (iii) the date of any amendment to the Merger Agreement without the prior written consent of the Holder that (A) reduces the consideration payable in the Parent Merger, on a per share of Parent Common Stock basis, (B) changes the form of consideration payable in the Parent Merger to the holders of Parent Common Stock, or (C) extends the outside date under the Merger Agreement (except if such extension is explicitly provided for in, and effected pursuant to, the Merger Agreement) and (iv) the termination of this Agreement by mutual written consent of the Company, the Holders and the Parent (such earliest date, the “Termination Date”). Neither the provisions of this Section 6.4 nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. Nothing in the Merger Agreement shall relieve any Holder from any liability arising out of or in connection with a breach of this Agreement.

6.5 Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the Holders, Parent and the Company.

6.6 [Reserved.]

6.7 Extension; Waiver. At any time prior to the expiration of the termination of this Agreement in accordance with Section 6.4, the parties may, to the extent legally allowed:

(a) extend the time for the performance of any of the obligations or acts of the other party hereunder;

(b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; or

(c) waive compliance with any of the agreements or conditions of the other party contained herein;

provided, that, in each case, such waiver is made in writing and signed by the party (or parties) against whom the waiver is to be effective; provided, further that, following the Closing, no waiver of the agreements set forth in Section 3.2 shall be effective unless such waiver is agreed in writing by a majority of the Company Designated Directors.

Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such party.

6.8 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated.

6.9 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“email”) (but only if confirmation of receipt of such email is requested and received; provided, that each notice party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

if to the Holders, to:

Kimmeridge Energy Management Company, LLC

412 W 15th Street

New York, NY 10011

Attention: Tamar Goldstein

Email: tamar.goldstein@kimmeridge.com

with a required copy to (which copy shall not constitute notice):

Schulte Roth & Zabel LLP

919 Third Avenue

New York, NY 10022

Attention:             Adriana Schwartz

Email:                  adriana.schwartz@srz.com

and

if to Parent, to:

Sitio Royalties Corp.

1401 Lawrence Street, Suite 1750

Denver, CO 80202

Attention:	Christopher L. Conoscenti
Brett	Riesenfeld
Email:	chris.conoscenti@sitio.com
brett.riesenfeld@sitio.com

with a required copy to (which copy shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention:             William H. Aaronson

                              Michael Gilson

Email:                  william.aaronson@davispolk.com

                              michael.gilson@davispolk.com

and

if to the Company, to:

Brigham Minerals, Inc.

5914 W. Courtyard Dr., Suite 200

Austin, Texas 78730

Attention:             Robert M. Roosa

                              Kari A. Potts

Email:                  rroosa@brighamminerals.com

                              kpotts@brighamminerals.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins LLP

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention:             Douglas E. McWilliams

                              Lande Spottswood

Email:                  dmcwilliams@velaw.com

                              lspottswood@velaw.com

6.10 No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture, any like relationship between the parties hereto or a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

6.11 Miscellaneous. The provisions set forth in Sections 9.4 (Rules of Construction), 9.5 (Counterparts), 9.6 (Entire Agreement; Third Party Beneficiaries), 9.7 (Governing Law; Venue; Waiver of Jury Trial), 9.8 (No

Remedy in Certain Circumstances), 9.9 (Assignment) and 9.11 (Specific Performance) of the Merger Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

SITIO ROYALTIES CORP.

By:
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

BRIGHAM MINERALS, INC.

By:
Name:	Kari A. Potts
Title:	Vice President, General Counsel,
Compliance Officer and Corporate Secretary

[Signature Page to Voting and Support Agreement]

HOLDER:

KMF DPM HOLDCO, LLC
CHAMBERS DPM HOLDCO, LLC

By:
Name:	Tamar Goldstein
Title:	General Counsel

[Signature Page to Voting and Support Agreement]

EXHIBIT D-3

FORM OF SUPPORT AGREEMENT

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of September 6, 2022 (the “Agreement”), between Sitio Royalties Corp., a Delaware corporation (“Parent”), Source Energy Leasehold, LP, a Delaware limited partnership (“SEL”) and Permian Mineral Acquisitions, LP, a Delaware limited partnership (“PMA” and together with SEL, each, a “Holder” and together, the “Holders”), and Brigham Minerals, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, Parent and the Company have entered into an Agreement and Plan of Merger dated as of September 6, 2022 (as the same may be amended or supplemented from time to time, the “Merger Agreement”), providing for, among other things, (i) the merger of a wholly owned subsidiary corporation of Snapper Merger Sub I, Inc., a wholly owned subsidiary of Parent (“New Topco”), with and into Parent (the “Parent Merger”), (iii) simultaneously with the Parent Merger, the merger of a wholly owned subsidiary of New Topco with and into the Company (the “Company Merger”), and (iv) immediately following the Parent Merger and the Company Merger, the merger of a wholly owned subsidiary limited liability company of Opco LP with and into Opco LLC;

WHEREAS, SEL is the Beneficial Owner of 7,380,700 shares of Class C common stock, par value $0.0001 per share, of Parent (“Parent Class C Common Stock” and, together with the Class A common stock, par value $0.0001 per share, of Parent (“Parent Class A Common Stock”), “Parent Common Stock”) (such shares of Parent Class C Common Stock, the “SEL Shares”) and 7,380,700 units representing limited partner interests in Opco LP (the “SEL Opco LP Units”) (such SEL Opco LP Units, together with the SEL Shares, the “SEL Securities”);

WHEREAS, PMA is the Beneficial Owner of 5,554,420 shares of Parent Class C Common Stock (such shares of Parent Class C Common Stock, the “PMA Shares” and collectively with the SEL Shares, the “Shares”) and 5,554,420 units representing limited partner interests in Opco LP (the “PMA Opco LP Units” and collectively with the SEL Opco LP Units, the “Opco LP Units”) (such Opco LP Units, together with the Shares, the “Securities”);

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, and as a condition and an inducement to Parent and the Company entering into the Merger Agreement, each Holder is entering into this Agreement with respect to the Securities;

WHEREAS, Parent and the Company desire that each Holder agree, and each Holder is willing to agree, subject to the limitations herein, not to Transfer any of its applicable Securities and to vote its applicable Securities in a manner so as to facilitate consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

GENERAL

1.1 Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

“Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

“Transfer” means (a) any direct or indirect offer, sale, lease, assignment, encumbrance, loan, pledge, grant of a security interest, hypothecation, disposition or other similar transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, loan, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Securities owned by Holder (whether beneficially or of record), including in each case through the Transfer of any Person or any interest in any Person, (b) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

ARTICLE II

AGREEMENT TO RETAIN SECURITIES

2.1 Transfer and Encumbrance of Securities.

(a) Until the Termination Date (the “Lock-Up Period”), subject to the exceptions set forth herein, each Holder shall not, with respect to any Securities Beneficially Owned by such Holder, Transfer any such Securities. During the Lock-Up Period, each Holder shall not, with respect to any Securities Beneficially Owned by such Holder (A) deposit any such Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Securities or grant any proxy or power of attorney with respect thereto or (B) take any action that would make any representation or warranty of such Holder contained herein untrue or incorrect or have the effect of preventing or disabling such Holder from performing its obligations under the Agreement.

(b) The restrictions set forth in Section 2.1(a), shall not apply to:

(i) in the case of an entity, Transfers to a stockholder, partner, member or affiliate of such entity;

(ii) in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii) in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv) in the case of an individual, Transfers pursuant to a qualified domestic relations order;

(v) in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; or

(vi) Transfers to the Company associated with (a) net withholding to satisfy tax withholding obligations or (b) net exercise to satisfy exercise price obligations, in each case, for equity-based awards pursuant to the Company’s equity incentive plans or arrangements;

provided, however, that (A) in the case of clauses (i) through (v), these permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of a Holder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

2.2 Additional Purchases; Adjustments. Each Holder agrees that any shares of Parent Common Stock or Opco LP Units and any other shares of capital stock or other equity securities of Parent or Opco LP that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power after the execution of this Agreement and prior to the expiration of the Lock-Up Period shall be subject to the terms and conditions of this Agreement to the same extent as if such shares of capital stock or other equity securities constituted Securities as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Parent affecting the Securities, the terms of this Agreement shall apply to the resulting securities.

2.3 Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Securities in violation of this Article II shall, to the fullest extent permitted by Law, be null and void ab initio. In furtherance of the foregoing, each Holder hereby authorizes and instructs Parent to instruct its transfer agent to enter a stop transfer order with respect to all of the Securities. If any involuntary Transfer of any of a Holder’s Securities shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

ARTICLE III

AGREEMENT TO VOTE; WRITTEN CONSENT

3.1 Agreement to Vote. From the date of this Agreement until the Termination Date, each Holder irrevocably and unconditionally agrees that, at any meeting of the stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting, however called), or in connection with any written consent of the stockholders of Parent or unitholders of Opco LP, such Holder shall:

(a) appear at such meeting or otherwise cause the applicable Securities to be counted as present thereat for purpose of establishing a quorum;

(b) vote (or execute and return an action by written consent), or cause to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s applicable Securities owned as of the record date for such meeting (or the date that any written consent is executed by the Holder) in favor of (i) adoption of the Merger Agreement; (ii) the approval of the Parent Merger and the other Transactions; (iii) any amendment and/or restatement of the Organizational Documents of Parent or any of its Subsidiaries necessary to effect the consummation of the Transactions as contemplated by the Merger Agreement; and (iv) any other proposals agreed to by Parent and the Company which are necessary and appropriate in connection with the Transactions or to effectuate the intent of the foregoing clauses (i) through (iii); and

(c) vote (or execute and return an action by written consent), or cause to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s applicable Securities against (i) any agreement, transaction or proposal that relates to a Parent Competing Proposal or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Mergers or matters contemplated by the Merger Agreement; (ii) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent or any of its Subsidiaries contained in the Merger Agreement or of the Holder contained in this Agreement; (iii) any action or agreement that would reasonably be expected to result in (x) any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled or (y) any change to the voting rights of any class of shares of capital stock of Parent (including any amendments to Parent’s Organizational Documents); and (iv) any other action that could reasonably be expected to impede, interfere with, delay, discourage, postpone or adversely affect any of the transactions contemplated by the Merger Agreement, including the Mergers, or this Agreement. Any attempt by the Holder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of), the Holder’s applicable Securities in contravention of this Section 3.1 shall be null and void ab initio. If the Holder is the Beneficial Owner, but not the holder of record, of any Securities, the Holder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Securities in accordance with this Section 3.1.

Notwithstanding anything herein to the contrary in this Agreement, this Section 3.1 shall not require any Holder to be present (in person or by proxy) or vote (or cause to be voted), any of the applicable Securities to amend, modify or waive any provision of the Merger Agreement in a manner that reduces the amount, changes the form of the Merger Consideration payable, extends the End Date or otherwise adversely affects such Holder of the Company (in its capacity as such) in any material respect. Notwithstanding anything to the contrary in this Agreement each Holder shall remain free to vote (or execute consents or proxies with respect to) the applicable Securities with respect to any matter other than as set forth in Section 3.1(a) and Section 3.1(c) in any manner such Holder deems appropriate, including in connection with the election of directors of the Company. The obligations of the Holder specified in this Section 3.1 shall apply whether or not the Mergers or any action described above is recommended by the Parent Board.

3.2 [Reserved.]

3.3 [Reserved.]

3.4 Agreement to Deliver Written Consent. Each Holder irrevocably and unconditionally agrees that, promptly following the time at which the Registration Statement becomes effective (and, in any event within one (1) Business Day), it shall cause the Written Consent to be executed and delivered to Parent with respect to the applicable Securities as of the date thereof entitled to consent thereto.

3.5 No Short Sales. Each Holder agrees that, from the date of this Agreement to and including the termination of this Agreement, none of such Holder nor any person or entity acting on behalf of such Holder or pursuant to any understanding with such Holder will engage in any Short Sales with respect to securities of Parent or the Company. For the purposes hereof, “Short Sales” shall mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), short or other short transactions through non-U.S. broker dealers or foreign regulated brokers.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1 [Reserved.]

4.2 Further Assurances. Each Holder agrees that until the Termination Date, such Holder shall and shall cause its Subsidiaries to take no action that would reasonably be likely to adversely affect or delay the ability to perform its respective covenants and agreements under this Agreement.

4.3 Fiduciary Duties. Each Holder is entering into this Agreement solely in its capacity as the record or Beneficial Owner of the Securities and nothing herein is intended to or shall limit or affect any actions taken by any of such Holder’s designees serving in his or her capacity as a director of Parent (or a Subsidiary of Parent). The taking of any actions (or failures to act) by each Holder’s designees serving as a director of Parent (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDER

5.1 Representations and Warranties. Each Holder, severally and not jointly, hereby represents and warrants as follows:

(a) Ownership. The Holder has, with respect to the Securities, and at all times during the term of this Agreement will continue to have, Beneficial Ownership of, good and valid title to and full and exclusive power to vote, issue instructions with respect to the matters set forth in Article III, agree to all of the matters set forth in this Agreement and to Transfer the Securities. The Securities constitute all of the shares of Parent Common Stock and Opco LP Units owned of record or beneficially by the Holder as of the date hereof. Other than this Agreement and except as set forth in the Organizational Documents of Opco LP, (i) there are no agreements or arrangements of any kind, contingent or otherwise, to which the Holder is a party obligating the Holder to Transfer or cause to be Transferred to any person any of the Securities and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Securities.

(b) Organization; Authority. As applicable to each Holder, SEL and PMA are each a limited partnership duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. The Holder has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Holder and (assuming due authorization, execution and delivery by the Company and Parent) constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms (except in all cases as such enforceability may be limited by Creditors’ Rights), and no other action is necessary to authorize the execution and delivery by the Holder or the performance of the Holder’s obligations hereunder.

(c) No Violation. The execution, delivery and performance by the Holder of this Agreement will not (i) violate any provision of any Law applicable to the Holder; (ii) violate any order, judgment or decree applicable to the Holder or any of its affiliates; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which the Holder or any of its affiliates is a party or any term or condition of its certificate of formation, limited liability company agreement or comparable Organizational Documents, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on the Holder’s ability to satisfy its obligations hereunder.

(d) Consents and Approvals. The execution and delivery by the Holder of this Agreement does not, and the performance of the Holder’s obligations hereunder, require the Holder or any of its affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any person or Governmental Entity, except such filings and authorizations as may be required under the Exchange Act.

(e) Absence of Litigation. To the knowledge of the Holder, as of the date hereof, there is no Proceeding pending against, or threatened in writing against the Holder that would prevent the performance by the Holder of its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Merger Agreement, including the Mergers, on a timely basis.

(f) Absence of Other Voting Agreements. Other than pursuant to Permitted Encumbrances, none of the Securities is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to voting, in each case, that is inconsistent with this Agreement, except as contemplated by this Agreement. None of the Securities is subject to any pledge agreement pursuant to which the Holder does not retain sole and exclusive voting rights with respect to the Securities subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument.

ARTICLE VI

MISCELLANEOUS

6.1 [Reserved.]

6.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to each Holder, as applicable, and the Company shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct any Holder in the voting or disposition of any Securities, except as otherwise expressly provided herein.

6.3 Disclosure. Each Holder consents to and authorizes the publication and disclosure by the Company and Parent of such Holder’s identity and holding of Securities, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Registration Statement, including the Joint Information Statement/Proxy Statement/Prospectus, as applicable, and any other disclosure document required in connection with the Merger Agreement, the Mergers and the transactions contemplated by the Merger Agreement.

6.4 Termination. This Agreement shall terminate at the earliest of (i) the date the Merger Agreement is validly terminated in accordance with its terms, (ii) the Effective Time, (iii) an amendment to the Merger Agreement without the prior written consent of each Holder that (A) reduces the consideration payable in the Parent Merger, on a per share of Parent Common Stock basis, (B) changes the form of consideration payable in the Parent Merger to the holders of Parent Common Stock, or (C) extends the outside date under the Merger Agreement (except if such extension is explicitly provided for in, and effected pursuant to, the Merger Agreement) and (iv) mutual consent of the parties hereto (such date, the “Termination Date”). Neither the provisions of this Section 6.4 nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. Nothing in the Merger Agreement shall relieve a Holder from any liability arising out of or in connection with a breach of this Agreement.

6.5 Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of each Holder, Parent and the Company.

6.6 [Reserved.]

6.7 Extension; Waiver. At any time prior to the expiration of the termination of this Agreement in accordance with Section 6.4, the parties may, to the extent legally allowed:

(a) extend the time for the performance of any of the obligations or acts of the other party hereunder;

(b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; or

(c) waive compliance with any of the agreements or conditions of the other party contained herein;

provided, that, in each case, such waiver is made in writing and signed by the party (or parties) against whom the waiver is to be effective.

Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such party.

6.8 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated.

6.9 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“email”) (but only if confirmation of receipt of such email is requested and received; provided, that each notice party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

if to a Holder, to:

Source Energy Leasehold, LP

3333 WELBORN ST STE 400

Dallas, TX 75219-5155

Attention: Allen Li and Jordan Mikes

Email: ali@oaktreecapital.com; jmikes@oaktreecapital.com

and

Permian Mineral Acquisitions, LP

3333 WELBORN ST STE 400

Dallas, TX 75219-5155

Attention: Allen Li and Jordan Mikes

Email: ali@oaktreecapital.com; jmikes@oaktreecapital.com

and

if to Parent, to:

Sitio Royalties Corp.

1401 Lawrence Street, Suite 1750

Denver, CO 80202

Attention:      Christopher L. Conoscenti

                      Brett Riesenfeld

Email:           chris.conoscenti@sitio.com

                       brett.riesenfeld@sitio.com

with a required copy to (which copy shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention:      William H. Aaronson

                      Michael Gilson

Email:           william.aaronson@davispolk.com

                       michael.gilson@davispolk.com

and

if to the Company, to:

Brigham Minerals, Inc.

5914 W. Courtyard Dr., Suite 200

Austin, Texas 78730

Attention:      Robert M. Roosa

                      Kari A. Potts

Email:           rroosa@brighamminerals.com

                       kpotts@brighamminerals.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins LLP

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention:      Douglas E. McWilliams

                      Lande Spottswood

Email:           dmcwilliams@velaw.com

                       lspottswood@velaw.com

6.10 No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture, any like relationship between the parties hereto or a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

6.11 Miscellaneous. The provisions set forth in Sections 9.4 (Rules of Construction), 9.5 (Counterparts), 9.6 (Entire Agreement; Third Party Beneficiaries), 9.7 (Governing Law; Venue; Waiver of Jury Trial), 9.8 (No Remedy in Certain Circumstances), 9.9 (Assignment) and 9.11 (Specific Performance) of the Merger Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement, mutatis mutandis.

6.12 Stockholder Related Parties. None of the provisions of this Agreement shall in any way limit the activities of Oaktree Capital Management or any of its affiliates (other than the affiliate of Oaktree Capital Management that is a Holder and a party to this Agreement (each, an “Oaktree Stockholder”)); provided, however, that it will be considered a breach of this Agreement if any affiliate of an Oaktree Stockholder takes any action at the direction or instruction of such Oaktree Stockholder that would be a breach of this Agreement if such action was taken directly by such Oaktree Stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

SITIO ROYALTIES CORP.

By:
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

BRIGHAM MINERALS, INC.

By:
Name:	Kari A. Potts
Title:	Vice President, General Counsel,
Compliance Officer and Corporate Secretary

[Signature Page to Voting and Support Agreement]

HOLDERS:

SOURCE ENERGY LEASEHOLD, LP

By:	Source Energy Operating, LP,
its general partner

By:	Source Energy Manager, LLC
its general partner

By:
Name:	Brandon Benson
Title:	Managing Partner

PERMIAN MINERAL ACQUISITIONS, LP

By:	Permian Mineral Acquisitions GP, LLC,
its general partner

By:
Name:	Brandon Benson
Title:	Managing Partner

[Signature Page to Voting and Support Agreement]

ANNEX B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SITIO ROYALTIES CORP.

[●], 2022

SITIO ROYALTIES CORP., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.

The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 2, 2022 (the “Original Certificate”). The name under which the Original Certificate was filed is “SNAPPER MERGER SUB I, INC.”

2.

This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restates and amends the provisions of the Original Certificate was duly adopted in accordance with Sections 242 and 245 of the DGCL.

3.	This Amended and Restated Certificate shall become effective on [●], 2022.

4.	The text of the Original Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I

NAME

The name of the corporation is Sitio Royalties Corp. (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 1000 North King Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801, and the name of the Corporation’s registered agent at such address is Corporation Guarantee and Trust Company.

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 361,000,000 shares, consisting of

(a) 360,000,000 shares of common stock (the “Common Stock”), including (i) 240,000,000 shares of Class A Common Stock (the “Class A Common Stock”) and (ii) 120,000,000 shares of Class C Common Stock (the “Class C Common Stock”), and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Upon this Amended and Restated Certificate becoming effective pursuant to the DGCL (the “Effective Time”), (i) each four shares of Class A Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time will be combined and reclassified into one issued, fully paid and nonassessable share of Class A Common Stock and (ii) each four shares of Class C Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time will be combined and reclassified into one issued, fully paid and nonassessable share of Class C Common Stock, in each case, without any action required on the part of the Corporation or the holders of such Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of Class A Common Stock or Class C Common Stock will be issued as a result of the Reverse Stock Split. In lieu of fractional shares of Class C Common Stock, the Corporation will pay to such holders of record of Class C Common Stock, upon the surrender of the stockholders’ stock certificates, if any, an amount in cash equal to the fair value of such fractional share of Class C Common Stock as determined by the Board. In lieu of fractional shares of Class A Common Stock, the aggregate of all fractional shares of Class A Common Stock otherwise issuable to the holders of record of Class A Common Stock shall be issued to the transfer agent for the Class A Common Stock, as exchange agent, for the accounts of all holders of record of Class A Common Stock otherwise entitled to have a fraction of a share of Class A Common Stock issued to them. The sale of all fractional interests of Class A Common Stock will be effected by the exchange agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Class A Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, if any, the exchange agent will pay to such holders of record of Class A Common Stock their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests. After the Reverse Stock Split, no holder of Class A Common Stock or Class C Common Stock will have any further interest in the Corporation with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except, for the holders of record of Class C Common Stock and Class A Common Stock, the right to receive a cash payment as described above. From and after the Effective Time, stock certificates representing shares of Class A Common Stock or Class C Common Stock issued and outstanding immediately prior to the Effective Time, if any, shall thereafter be deemed to represent the number of whole shares of Class A Common Stock or Class C Common Stock into which such Class A Common Stock or Class C Common Stock shall have been reclassified at the Effective Time.

Section 4.2 Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, or such series, including, without limitation, that any such series may be (i) subject to redemption at such time or times and at such price or prices, (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of capital stock, (iii) entitled to such rights upon the liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation or (iv) convertible into, or exchangeable for, shares of any other class or classes of capital stock, or of any other series of the same class of capital stock, of the Corporation at such price or prices or at such rates and with such adjustments, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting Generally.

(i) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class C Common Stock voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(b) Class A Common Stock.

(i) Certain Amendments. Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class A Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of A Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change, in a manner adverse to the holders of the Class A Common Stock, the powers, preferences or rights of the Class A Common Stock, relative to the powers, preferences or rights of any other class of Common Stock, as such relative powers, preferences or rights exist as of the date of this Amended and Restated Certificate.

(ii) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Class A Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions; provided that, in the event of any dividend or other distribution received by the Corporation from the Partnership in respect of the Common Units or other equity interests of the Partnership held by the Corporation, including upon any liquidation, dissolution or winding up of the Partnership (any such dividend or distribution, a “Partnership Distribution”), the Board shall declare in connection with such Partnership Distribution a dividend or other distribution on the shares of Class A Common Stock in an amount equal to 100% of such Partnership Distribution, net of reserves for taxes payable by the Corporation as reasonably determined by the Board (a “Pass-Through Distribution”), and the holders of Class A Common Stock shall share equally on a per share basis in such Pass-Through Distribution. The Board shall fix the record date for any Pass-Through Distribution to be the same date as the record date for the corresponding Partnership Distribution fixed by the general partner of the Partnership or, if necessary to comply with applicable law, such later date that is as soon as practicable after the record date for the Partnership Distribution fixed by the general partner of the Partnership. To the extent that a Partnership Distribution is paid in a form other than cash, the Corporation shall sell a portion of such Partnership Distribution sufficient to reserve for taxes payable by the Corporation as reasonably determined by the Board, and the balance of such Partnership Distribution shall be a Pass-Through Distribution.

(iii) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Class A Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock held by them.

(c) Class C Common Stock.

(i) Certain Amendments. Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class C Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class C Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change, in a manner adverse to the holders of the Class C Common Stock, the powers, preferences or rights of the Class C Common Stock, relative to the powers, preferences or rights of any other class of Common Stock, as such relative powers, preferences or rights exist as of the date of this Amended and Restated Certificate.

(ii) Dividends. Notwithstanding anything to the contrary, dividends shall not be declared or paid on the Class C Common Stock.

(iii) Liquidation, Dissolution or Winding Up of the Corporation. The holders of Class C Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(iv) Sale Transaction Consideration; Redemption Consideration. In no event shall the Corporation enter into, or enter into any agreement to enter into, (i) a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s stock entitled to vote thereon (whether or not the Corporation is the surviving entity), (ii) an acquisition of all or substantially all of the Corporation’s assets or (iii) any tender or exchange offer by the Corporation or any third party to acquire any shares of stock of the Corporation (any such transaction described in (i), (ii) or (iii), in each case whether by way of a single transaction or a series of related transactions, a “Sale Transaction”), in which it is proposed that (1) each share of Class C Common Stock shall be converted into the right to receive, directly or indirectly in connection with such Sale Transaction, any consideration for such share of Class C Common Stock or (2) each share of Class C Common Stock, together with one Common Unit, shall be converted into the right to receive, directly or indirectly in connection with such Sale Transaction, a different amount of consideration on a per share basis as that received by each share of Class A Common Stock in connection with such Sale Transaction. In no event shall the Corporation repurchase, redeem or repurchase, or offer to redeem, repurchase or otherwise acquire, any shares of Class C Common stock for any consideration.

(v) Transfer of Class C Common Stock.

(1) A holder of Class C Common Stock may surrender shares of Class C Common Stock to the Corporation for no consideration at any time. Following the surrender of any shares of Class C Common Stock to the Corporation, the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.

(2) A holder of Class C Common Stock may transfer shares of Class C Common Stock to any transferee (other than the Corporation) only if, and only to the extent permitted by the Partnership

Agreement, such holder also simultaneously transfers an equal number of such holder’s Common Units to such transferee. The transfer restrictions described in this Section 4.3(d)(v)(2) are referred to as the “Restrictions”.

(3) Any purported transfer of shares of Class C Common Stock in violation of the Restrictions shall be null and void. If, notwithstanding the Restrictions, a person shall, voluntarily or involuntarily, purportedly become or attempt to become, the purported owner (“Purported Owner”) of shares of Class C Common Stock in violation of the Restrictions, then the Purported Owner shall not obtain any rights in and to such shares of Class C Common Stock (the “Restricted Shares”), and the purported transfer of the Restricted Shares to the Purported Owner shall not be recognized by the Corporation’s transfer agent (the “Transfer Agent”).

(4) Upon a determination by the disinterested directors (acting by a majority vote of the disinterested directors serving on the Board at such time, or by a committee composed of two or more disinterested directors) that a person has attempted or may attempt to transfer or to acquire Restricted Shares in violation of the Restrictions, such committee may, on behalf of the Board, take such action and direct the Corporation to take such action as it deems advisable to refuse to give effect to such transfer or acquisition on the books and records of the Corporation, including without limitation, to cause the Transfer Agent to record the Purported Owner’s transferor as the record owner of the Restricted Shares and to institute proceedings to enjoin or rescind any such transfer or acquisition.

(5) The disinterested directors (acting by a majority vote of the disinterested directors serving on the Board at such time, or by a committee composed of two or more disinterested directors) may, to the extent permitted by law, on behalf of the Board, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures that are consistent with the provisions of this Section 4.3(d)(v) for determining whether any transfer or acquisition of shares of Class C Common Stock would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section 4.3(d). Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with the Transfer Agent and shall be made available for inspection by any prospective transferee and, upon written request, shall be mailed to holders of shares of Class C Common Stock.

(6) The disinterested directors (acting by a majority vote of the disinterested directors serving on the Board at such time, or by a committee composed of two or more disinterested directors), shall have, on behalf of the Board all powers necessary to implement the Restrictions, including without limitation, the power to prohibit the transfer of any shares of Class C Common Stock in violation thereof.

(vi) Issuance of Class A Common Stock Upon Redemption; Cancellation of Class C Common Stock.

(1) To the extent that any holder of Class C Common Stock exercises its right pursuant to the Partnership Agreement to have its Common Units redeemed by the Partnership in accordance with the Partnership Agreement, then simultaneous with the payment of the consideration due under the Partnership Agreement to such holder of Class C Common Stock, the Corporation shall cancel for no consideration a number of shares of Class C Common Stock registered in the name of the redeeming or exchanging holder of Class C Common Stock equal to the number of Common Units held by such holder of Class C Common Stock that are redeemed or exchanged in such redemption or exchange transaction. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon redemption of the Common Units for Class A Common Stock pursuant to the Partnership Agreement, such number of shares of Class A Common Stock that shall be issuable upon any such redemption pursuant to the Partnership Agreement. All shares of Class A Common Stock that shall be issued upon any such redemption will, upon issuance in accordance with the Partnership Agreement, be validly issued, fully paid and nonassessable.

(2) Notwithstanding the Restrictions, (A) in the event that an outstanding share of Class C Common Stock shall cease to be held by a registered holder of Common Units, such share of Class C Common Stock shall automatically and without further action on the part of the Corporation or any holder of Class C Common Stock be cancelled for no consideration, and the Corporation will take all actions necessary to retire such share and such share shall not be re-issued by the Corporation and (B) in the event that one or more of the Common Units held by a registered holder of Class C Common Stock ceases to be held by such holder (other than as a result of a transfer of one or more Common Units together with an equal number of shares of Class C Common Stock as permitted by the Partnership Agreement), a corresponding number of shares of Class C Common Stock registered in the name of such holder shall automatically and without further action on the part of the Corporation or such holder be cancelled for no consideration, and the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.

(vii) Restrictive Legend. All certificates or book entries representing shares of Class C Common Stock, as the case may be, shall bear a legend substantially in the following form (or in such other form as the Board may determine):

THE SECURITIES REPRESENTED BY THIS BOOK ENTRY ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).

(d) Conversion Rights. Except as set forth in this Amended and Restated Certificate, the Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock.

(e) Preemptive Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights pursuant to this Amended and Restated Certificate.

(f) Stock Split or Reverse Stock Split. In no event shall the shares of either Class A Common Stock or Class C Common Stock be split, divided, or combined (including by way of stock dividend) unless the outstanding shares of the other class shall be proportionately split, divided or combined.

(g) Authorization and Issuance of Additional Shares; Repurchases or Redemptions.

(i) If at any time the Corporation issues a share of Class A Common Stock or any other Equity Security of the Corporation (other than Class C Common Stock), (1) the Corporation shall cause the Partnership shall issue to the Corporation one Common Unit (if the Corporation issues a share of Class A Common Stock), or such other Equity Security of the Partnership (if the Corporation issues Equity Securities other than Class A Common Stock) corresponding to such Equity Securities issued by the Corporation, and with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Corporation and (2) the net proceeds received by the Corporation with respect to issuance of the corresponding share of Class A Common Stock or other Equity Security, if any, shall be concurrently contributed by the Corporation to the Partnership as a capital contribution; provided, however, that if the Corporation issues any shares of Class A Common Stock in exchange for a number of Common Units redeemed by a limited partner of the Partnership (other than the Corporation), and a corresponding number of shares of Class C Common Stock, pursuant to the terms of the Partnership Agreement, then the Partnership shall not issue any new Common Units in connection therewith. Notwithstanding the foregoing, this Section 4.3(h)(i) shall not apply to (A) (x) the issuance and distribution to holders of shares of Class A Common Stock of rights to purchase Equity Securities of the Corporation under a “poison pill” or similar shareholders rights plan or (y) the issuance under the Corporation’s equity plans or stock option plans of any warrants, options, other rights to acquire Equity

Securities of the Corporation or rights or property that may be converted into or settled in Equity Securities of the Corporation, but shall in each of the foregoing cases apply to the issuance of Equity Securities of the Corporation in connection with the exercise or settlement of such rights, warrants, options or other rights or property or (B) the issuance of Equity Securities pursuant to any equity plan of the Corporation (other than a stock option plan) that are restricted, subject to forfeiture or otherwise unvested upon issuance, but shall apply on the applicable vesting date with respect to such Equity Securities.

(ii) The Corporation shall not in any manner effect any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding Common Stock unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Common Units, with corresponding changes made with respect to any other exchangeable or convertible securities. The Corporation shall not in any manner effect any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of any outstanding Equity Securities of the Corporation (other than the Common Stock) unless accompanied by an identical subdivision or combination, as applicable, of the corresponding Equity Securities of the Partnership, with corresponding changes made with respect to any other exchangeable or convertible securities.

(iii) The Corporation or any of its subsidiaries may not redeem, repurchase or otherwise acquire (1) any shares of Class A Common Stock unless substantially simultaneously the Partnership redeems, repurchases or otherwise acquires from the Corporation an equal number of Common Units for the same form and amount of consideration per security or (2) any other Equity Securities of the Corporation (other than Class C Common Stock) unless substantially simultaneously the Partnership redeems, repurchases or otherwise acquires from the Corporation an equal number of Equity Securities of the Partnership of a corresponding class or series with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Corporation for the same form and amount of consideration per security. Notwithstanding the foregoing, to the extent that any consideration payable by the Corporation in connection with the redemption or repurchase of any shares of Class A Common Stock or other Equity Securities of the Corporation or any of its subsidiaries consists (in whole or in part) of shares of Class A Common Stock or such other Equity Securities (including in connection with the cashless exercise of an option or warrant), then the redemption or repurchase of the corresponding Common Units or other Equity Securities of the Partnership shall be effectuated in an equivalent manner.

(h) Certain Terms. As used in this Amended and Restated Certificate, (i) “Partnership” shall mean Falcon Minerals Operating Partnership, LP, a Delaware limited partnership, or any successor entity thereto, (ii) “Partnership Agreement” shall mean the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of August 23, 2018, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, (iii) “Common Unit” shall a common unit representing limited partnership interests in the Partnership authorized and issued under the Partnership Agreement and constituting a “Common Unit” as defined in the Partnership Agreement as in effect as of effective time of this Amended and Restated Certificate, and (iv) “Equity Securities” shall mean (1) with respect to the Corporation, any and all shares, interests, participation or other equivalents (however designated) of capital stock, including all Common Stock and Preferred Stock, or warrants, options or other rights to acquire any of the foregoing, including any debt instrument convertible or exchangeable into any of the foregoing and (2) with respect to the Partnership or any of its subsidiaries, (A) Common Units or other equity interests in the Partnership or any subsidiary of the Partnership, (B) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Common Units or other equity interests in the Partnership or any subsidiary of the Partnership, and (C) warrants, options or other rights to purchase or otherwise acquire Common Units or other equity interests in the Partnership or any subsidiary of the Partnership.

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation shall be fixed from time to time in the manner provided in the Bylaws.

(b) Subject to Section 5.5 hereof, at each annual meeting of stockholders following the effectiveness of this Amended and Restated Certificate, each director shall be elected for a term expiring at the next annual meeting, and shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock.

(c) Advance notice of nominations for the election of directors, other than by the Board or a duly authorized committee thereof, and information concerning nominees, shall be given in the manner provided in the Bylaws.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of office of the director whom he or she has replaced and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, with or without cause, upon the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock—Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the

Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

Section 5.6 No Cumulative Voting. Except as may otherwise be set forth in the resolution or resolutions of the Board providing the issue of one or more series of Preferred Stock, and then only with respect to such series of Preferred Stock, cumulative voting in the election of directors is specifically denied.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII

MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Annual Meetings. Except as otherwise expressly provided by law, the annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined exclusively by resolution of the Board in its sole and absolute discretion. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders at any meeting of stockholders shall be given in the manner provided in the Bylaws.

Section 7.2 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

Section 7.3 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.4 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting, with prior notice and without a vote by consent in accordance with Section 228 of the DGCL.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX

CORPORATE OPPORTUNITY

Section 9.1 To the fullest extent permitted by law, (i) the Corporation hereby renounces all interest and expectancy that it otherwise would be entitled to have in, and all rights to be offered an opportunity to participate in, any business opportunity that from time to time may be presented to (A) the Board or any director, (B) any stockholder of the Corporation, or (C) any Affiliate of any Person or entity identified in the preceding clause (A) or (B), but in each case subject to the last sentence of this Section 9.1; (ii) no stockholder and no director, in each case, that is not an employee of the Corporation or its subsidiaries, will have any duty to refrain from (A) engaging in a corporate opportunity in the same or similar lines of business in which the Corporation or its subsidiaries from time to time is engaged or proposes to engage or (B) otherwise competing, directly or indirectly, with the Corporation or any of its subsidiaries; and (iii) if any stockholder or any director (or any of their Affiliates), in each case, that is not an employee of the Corporation or its subsidiaries, acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity both for such stockholder or such director or any of their respective Affiliates, on the one hand, and for the Corporation or its subsidiaries, on the other hand, such stockholder or director shall have no duty to communicate or offer such transaction or business opportunity to the Corporation or its subsidiaries and such stockholder or director may take any and all such transactions or opportunities for itself or offer such transactions or opportunities to any other Person or entity. The immediately preceding sentence and Section 9.3 shall not apply to any potential transaction or business opportunity that is expressly offered to a director of the Corporation or its subsidiaries, solely in his or her capacity as a director of the Corporation or its subsidiaries.

Section 9.2 In furtherance of the foregoing, in recognition and anticipation that (i) certain directors, principals, members, officers, employees or other representatives of the Exempted Persons and their respective Affiliates may serve as directors of the Corporation or its subsidiaries, (ii) the Exempted Persons and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, now engages or may engage or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, now engages or may engage and (iii) members of the Board who are not employees of the Corporation and their Affiliates that may be designated, nominated or elected by the Exempted Persons or their respective Affiliates (the “Non-Employee Directors”) may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, now engages or may engage or other business activities that overlap with or compete with those in which the Company, directly or indirectly, now engages or may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Exempted Persons, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

Section 9.3 None of (i) the Exempted Persons or any of their respective Affiliates or (ii) any Non-Employee Director or his or her Affiliates (the Persons identified in clauses (i) and (ii) above being referred to, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, subject to the last sentence of Section 9.1. Subject to the last sentence of Section 9.1, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity that may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person.

Section 9.4 To the fullest extent permitted by law, no potential transaction or business opportunity may be deemed to be a corporate opportunity of the Corporation or its subsidiaries unless (i) the Corporation or its subsidiaries would be permitted to undertake such transaction or opportunity in accordance with Amended and Restated Certificate, (ii) the Corporation or its subsidiaries are legally able to, and are not contractually prohibited from, undertaking such transaction or opportunity, (iii) the Corporation or its subsidiaries at such time have sufficient financial resources to undertake such transaction or opportunity, (iv) the Corporation or its subsidiaries have an interest or expectancy in such transaction or opportunity and (v) such transaction or opportunity would be in the same or similar line of business in which the Corporation or its subsidiaries are then engaged or a line of business that is reasonably related to, or a reasonable extension of, such line of business.

Section 9.5 Deemed Notice. Any Person purchasing, holding or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

Section 9.6 Definitions. For purposes of this Article IX, the following terms shall have the following meanings:

(i) “Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls or is Controlled by, or is under common Control with, such specified Person.

(ii) “Control” (including the terms “Controls,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(iii) “Exempted Persons” means, collectively, KMF DPM HoldCo, LLC, Chambers DPM HoldCo, LLC, Rock Ridge Royalty Company, LLC, Royal Resources, L.P., Source Energy Leasehold, LP and Permian Mineral Acquisitions, LP.

(iv) “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof or other entity, and also includes any managed investment account.

ARTICLE X

EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for

(i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (iii) any action asserting a claim against the Corporation or any director or officer of the Corporation arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the Bylaws (as either may be amended from time to time), (iv) any action to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate or the Bylaws, or (v) any action asserting a claim against the Corporation or any director or officer of the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided, however, that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware with subject matter jurisdiction over the matter. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X. If any provision or provisions of this Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate (including, without limitation, each portion of any sentence of this Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XI

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the rights reserved in this Article XI. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate or the Bylaws, and notwithstanding that a lesser percentage or vote may be permitted from time to time by applicable law, no provision of Article V, Article VI, Article VII, Article VIII, Article IX, Article X, this Article XI and Article XII may be altered, amended or repealed in any respect, nor may any provision of this Amended and Restated Certificate or of the Bylaws inconsistent therewith be adopted, unless in addition to any other vote required by this Amended and Restated Certificate or otherwise required by law, such alteration, amendment, repeal or adoption is approved at a meeting of the stockholders called for that purpose by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XII

DGCL SECTION 203

The Corporation expressly elects not to be governed by Section 203 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

By:
Name:
Title:

[Signature Page to Amended and Restated Certificate of Incorporation]

ANNEX C

AMENDED AND RESTATED BYLAWS

OF

SITIO ROYALTIES CORP.

(THE “CORPORATION”)

ARTICLE I

OFFICES

Section 1.1. Registered Office. The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.

Section 1.2. Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS MEETINGS

Section 2.1. Annual Meetings. The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

Section 2.2. Special Meetings. Subject to the rights of the holders of any outstanding series of the Preferred Stock and to the requirement of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).

Section 2.3. Notices. Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”). If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4. Quorum. Except as otherwise provided by applicable law, the Corporation’s Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”) or these Bylaws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5. Voting of Shares.

(a) Voting Lists. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

(b) Manner of Voting. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c) Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.

(i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) Required Vote. Subject to the rights of the holders of one or more series of preferred stock of the Corporation (“Preferred Stock”), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e) Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6. Adjournments. Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.7. Advance Notice for Business.

(a) Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

(i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).

(ii) To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii) The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv) In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c) Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8. Conduct of Meetings. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9. Consents in Lieu of Meeting. Unless otherwise provided by the Certificate of Incorporation, until the corporation consummates an initial public offering (“Offering”), any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section and the DGCL to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

ARTICLE III

DIRECTORS

Section 3.1. Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.

Section 3.2. Advance Notice for Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

(b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d) To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation, if any, that are owned beneficially or of record by the person, (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, without regard to the application of the Exchange Act to either the nomination or the Corporation; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e) If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2 or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f) In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

Section 3.3. Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

ARTICLE IV

BOARD MEETINGS

Section 4.1. Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2. Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.

Section 4.3. Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4. Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5. Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6. Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 5.1. Establishment. The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2. Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 5.3. Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

Section 5.4. Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article IV of these Bylaws.

ARTICLE VI

OFFICERS

Section 6.1. Officers. The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman, Presidents, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation.

Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.

(a) Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Company (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person.

(b) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person.

(c) President. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

(d) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e) Secretary.

(i) The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(g) Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

(h) Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

Section 6.2. Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3. Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4. Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

ARTICLE VII

SHARES

Section 7.1. Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.

Section 7.2. Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3. Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4. Consideration and Payment for Shares.

(a) Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.

(b) Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5. Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6. Transfer of Stock.

(a) If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i) in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii) (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii) the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

(iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7. Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8. Effect of the Corporation’s Restriction on Transfer.

(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares.

Section 7.9. Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII

INDEMNIFICATION

Section 8.1. Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.

Section 8.3. Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4. Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

Section 8.5. Insurance. The Corporation may secure insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 8.6. Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

Section 8.7. Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 65% of the voting power of all outstanding shares of capital stock of the Corporation.

Section 8.8. Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.

Section 8.9. Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 8.10. Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Place of Meetings. If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2. Fixing Record Dates.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3. Means of Giving Notice.

(a) Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Notice to Stockholders. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d) Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(e) Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230 (b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

Section 9.4. Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5. Meeting Attendance via Remote Communication Equipment.

(a) Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(i) participate in a meeting of stockholders; and

(ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6. Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

Section 9.7. Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8. Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9. Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10. Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11. Books and Records. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

Section 9.12. Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13. Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14. Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President, or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15. Amendments. The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting (except as otherwise provided in Section 8.7) power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

ANNEX D

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of September 6, 2022 (the “Agreement”), between Sitio Royalties Corp., a Delaware corporation (“Parent”), BX Royal Aggregator LP, a Delaware limited partnership (“Royal Aggregator”) and Rock Ridge Royalty Company LLC, a Delaware limited liability company (“Rock Ridge” and together with Royal Aggregator, each, a “Holder” and together, the “Holders”), and Brigham Minerals, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, Parent and the Company have entered into an Agreement and Plan of Merger dated as of September 6, 2022 (as the same may be amended or supplemented from time to time, the “Merger Agreement”) providing for, among other things, (i) the merger of a wholly owned subsidiary corporation of Snapper Merger Sub I, Inc., a wholly owned subsidiary of Parent (“New Topco”), with and into Parent (the “Parent Merger”), (iii) simultaneously with the Parent Merger, the merger of a wholly owned subsidiary of New Topco with and into the Company (the “Company Merger”), and (iv) immediately following the Parent Merger and the Company Merger, the merger of a wholly owned subsidiary limited liability company of Opco LP with and into Opco LLC;

WHEREAS, Royal Aggregator is the Beneficial Owner of 8,637,727 shares of Class C common stock, par value $0.0001 per share, of Parent (“Parent Class C Common Stock” and, together with the Class A common stock, par value $0.0001 per share, of Parent (“Parent Class A Common Stock”), “Parent Common Stock”) (such shares of Parent Class C Common Stock, the “Royal Aggregator Shares”) and 8,637,727 units representing limited partner interests in Opco LP (the “Royal Aggregator Opco LP Units”) (such Royal Aggregator Opco LP Units, together with the Royal Aggregator Shares, the “Royal Aggregator Securities”);

WHEREAS, Rock Ridge is the Beneficial Owner of 12,165,172 shares of Parent Class C Common Stock (such shares of Parent Class C Common Stock, the “Rock Ridge Shares” and collectively with the Royal Aggregator Shares, the “Shares”) and 12,165,172 units representing limited partner interests in Opco LP (the “Rock Ridge Opco LP Units” and collectively with the Royal Aggregator Opco LP Units, the “Opco LP Units”) (such Opco LP Units, together with the Shares, the “Securities”);

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, and as a condition and an inducement to Parent and the Company entering into the Merger Agreement, each Holder is entering into this Agreement with respect to the Securities;

WHEREAS, Parent and the Company desire that each Holder agree, and each Holder is willing to agree, subject to the limitations herein, to vote its applicable Securities in a manner so as to facilitate consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

GENERAL

1.1 Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

“Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

ARTICLE II

ADDITIONAL SECURITIES

2.1 Additional Purchases; Adjustments. Each Holder agrees that any shares of Parent Common Stock or Opco LP Units and any other shares of capital stock or other equity securities of Parent or Opco LP that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if such shares of capital stock or other equity securities constituted Securities as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Parent affecting the Securities, the terms of this Agreement shall apply to the resulting securities.

ARTICLE III

AGREEMENT TO VOTE; PROXY; WRITTEN CONSENT

3.1 Agreement to Vote. From the date of this Agreement until the Termination Date, each Holder irrevocably and unconditionally agrees that, at any meeting of the stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting, however called), or in connection with any written consent of the stockholders of Parent or unitholders of Opco LP, such Holder shall:

(a) appear at such meeting or otherwise cause all of the Holder’s applicable Securities owned as of the record date for such meeting to be counted as present thereat for purpose of establishing a quorum;

(b) vote (or execute and return an action by written consent), or cause to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s applicable Securities owned as of the record date for such meeting (or the date that any written consent is executed by the Holder) in favor of (i) adoption of the Merger Agreement; (ii) the approval of the Parent Merger and the other Transactions; (iii) any amendment and/or restatement of the Organizational Documents of Parent or any of its Subsidiaries necessary to effect the consummation of the Transactions as contemplated by the Merger Agreement; and (iv) any other proposals agreed to by Parent and the Company which are necessary and appropriate in connection with the Transactions or to effectuate the intent of the foregoing clauses (i) through (iii); and

(c) vote (or execute and return an action by written consent), or cause to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s applicable Securities owned as of the record date for such meeting (or the date that any written consent is executed by the Holder) against (i) any agreement, transaction or proposal that relates to a Parent Competing Proposal or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Mergers or matters contemplated by the Merger Agreement; (ii) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent or any of its Subsidiaries contained in the Merger Agreement or of the Holder contained in this Agreement; (iii) any action or agreement that would reasonably be expected to result in (x) any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled or (y) any change to the voting rights of any class of shares of capital stock of Parent (including any amendments to Parent’s Organizational Documents); and (iv) any other action that could reasonably be expected to impede, interfere with, delay, discourage, postpone or adversely affect any of the transactions contemplated by the Merger Agreement, including the Mergers, or this Agreement. Any attempt by the Holder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of), the Holder’s applicable Securities in contravention of this Section 3.1 shall be null and void ab initio. If the Holder is the Beneficial Owner, but not the holder of record, of any Securities, the Holder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Securities in accordance with this Section 3.1.

Notwithstanding anything herein to the contrary in this Agreement, this Section 3.1 shall not require any Holder to be present (in person or by proxy) or vote (or cause to be voted), any of the applicable Securities to amend, modify or waive any provision of the Merger Agreement in a manner that reduces the amount, changes the form of the Merger Consideration payable, extends the End Date or otherwise adversely affects such Holder of the Company (in its capacity as such) in any material respect. Notwithstanding anything to the contrary in this Agreement, but subject to Section 3.2, each Holder shall remain free to vote (or execute consents or proxies with respect to) the applicable Securities with respect to any matter other than as set forth in Section 3.1(a) and Section 3.1(c) in any manner such Holder deems appropriate, including in connection with the election of directors of the Company. The obligations of the Holders specified in this Section 3.1 shall apply whether or not the Mergers or any action described above is recommended by the Parent Board.

3.2 Proxy. Each Holder hereby irrevocably appoints as its proxy and attorney-in-fact, Parent and any person designated in writing by Parent, each of them individually, with full power of substitution and resubstitution, to consent to or vote the applicable Securities as indicated in Section 3.1 above. Each Holder intends this proxy to be irrevocable and unconditional, and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of this proxy, and hereby revokes any proxy previously granted by such Holder with respect to such Securities (and such Holder hereby represents that any such proxy is revocable). The proxy granted by each Holder shall be automatically revoked upon the occurrence of the earlier of the Effective Date or the Termination Date and the Company may further terminate this proxy at any time at its sole election by written notice provided to each Holder. Notwithstanding anything to the contrary contained in this Agreement or the Merger Agreement, the proxy granted by each Holder pursuant to this Section 3.2 shall only be effective immediately prior to the voting of such Securities.

3.3 [Reserved.]

3.4 Agreement to Deliver Written Consent. Each Holder irrevocably and unconditionally agrees that, promptly following the time at which the Registration Statement becomes effective (and, in any event within one (1) Business Day), it shall cause the Written Consent to be executed and delivered to Parent with respect to the applicable Securities as of the date thereof entitled to consent thereto.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1 [Reserved.]

4.2 Further Assurances. Each Holder agrees that until the Termination Date, such Holder shall and shall cause its Subsidiaries to take no action that would reasonably be likely to adversely affect or delay the ability to perform its respective covenants and agreements under this Agreement. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to restrict the ability of any Holder to transfer or otherwise enter into a transaction with respect to its Securities at any time in its sole discretion.

4.3 Fiduciary Duties. Each Holder is entering into this Agreement solely in its capacity as the record or Beneficial Owner of the Securities and nothing herein is intended to or shall limit or affect any actions taken by any of such Holder’s designees serving in his or her capacity as a director of Parent (or a Subsidiary of Parent). The taking of any actions (or failures to act) by each Holder’s designees serving as a director of Parent (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDER

5.1 Representations and Warranties. Each Holder, severally and not jointly, hereby represents and warrants as follows:

(a) Ownership. The Holder has, with respect to the Securities, Beneficial Ownership of, good and valid title to and full and exclusive power to vote, and issue instructions with respect to the matters set forth in Article III. The Securities constitute all of the shares of Parent Common Stock and Opco LP Units owned of record or beneficially by the Holder as of the date hereof. Other than this Agreement and except as set forth in the Organizational Documents of Opco LP, (i) there are no agreements or arrangements of any kind, contingent or otherwise, to which the Holder is a party obligating the Holder to transfer or cause to be transferred to any person any of the Securities or otherwise enter into a transaction with respect to its Securities and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Securities.

(b) Organization; Authority. As applicable to each Holder, Royal Aggregator is a limited partnership, and Rock Ridge is a limited liability company, each duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. The Holder has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Holder and (assuming due authorization, execution and delivery by the Company and Parent) constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms (except in all cases as such enforceability may be limited by Creditors’ Rights), and no other action is necessary to authorize the execution and delivery by the Holder or the performance of the Holder’s obligations hereunder.

(c) No Violation. The execution, delivery and performance by the Holder of this Agreement will not (i) violate any provision of any Law applicable to the Holder; (ii) violate any order, judgment or decree applicable to the Holder or any of its affiliates; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which the Holder or any of its affiliates is a party or any term or condition of its certificate of formation, limited liability company agreement or comparable Organizational Documents, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on the Holder’s ability to satisfy its obligations hereunder.

(d) Consents and Approvals. The execution and delivery by the Holder of this Agreement does not, and the performance of the Holder’s obligations hereunder, require the Holder or any of its affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any person or Governmental Entity, except such filings and authorizations as may be required under the Exchange Act.

(e) Absence of Litigation. To the knowledge of the Holder, as of the date hereof, there is no Proceeding pending against, or threatened in writing against the Holder that would prevent the performance by the Holder of its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Merger Agreement, including the Mergers, on a timely basis.

(f) Absence of Other Voting Agreements. Other than pursuant to Permitted Encumbrances, none of the Securities is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to voting, in each case, that is inconsistent with this Agreement, except as contemplated by this Agreement. None of the Securities is subject to any pledge agreement pursuant to which the Holder does not retain sole and exclusive voting rights with respect to the Securities subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument.

ARTICLE VI

MISCELLANEOUS

6.1 [Reserved.]

6.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to each Holder, as applicable, and the Company shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct any Holder in the voting or disposition of any Securities, except as otherwise expressly provided herein.

6.3 Disclosure. Each Holder consents to and authorizes the publication and disclosure by the Company and Parent of such Holder’s identity and holding of Securities, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Registration Statement, including the Joint Information Statement/Proxy Statement/Prospectus, as applicable, and any other disclosure document required in connection with the Merger Agreement, the Mergers and the transactions contemplated by the Merger Agreement.

6.4 Termination. This Agreement shall terminate at the earliest of (i) the date the Merger Agreement is validly terminated in accordance with its terms, (ii) the Effective Time, (iii) an amendment to the Merger Agreement without the prior written consent of each Holder that (A) reduces the consideration payable in the Parent Merger, on a per share of Parent Common Stock basis, (B) changes the form of consideration payable in the Parent Merger to the holders of Parent Common Stock, or (C) extends the outside date under the Merger Agreement (except if such extension is explicitly provided for in, and effected pursuant to, the Merger Agreement) and (iv) mutual consent of the parties hereto (such date, the “Termination Date”). Neither the provisions of this Section 6.4 nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. Nothing in the Merger Agreement shall relieve a Holder from any liability arising out of or in connection with a breach of this Agreement.

6.5 Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of each Holder, Parent and the Company.

6.6 [Reserved.]

6.7 Extension; Waiver. At any time prior to the expiration of the termination of this Agreement in accordance with Section 6.4, the parties may, to the extent legally allowed:

(a) extend the time for the performance of any of the obligations or acts of the other party hereunder;

(b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; or

(c) waive compliance with any of the agreements or conditions of the other party contained herein;

provided, that, in each case, such waiver is made in writing and signed by the party (or parties) against whom the waiver is to be effective.

Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such party.

6.8 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated.

6.9 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“email”) (but only if confirmation of receipt of such email is requested and received; provided, that each notice party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

if to a Holder, to:

BX Royal Aggregator LP

c/o Blackstone Inc.

345 Park Avenue

New York, NY, 10154

Attention: David Foley and Erik Belz

Email: foley@blackstone.com; erik.belz@blackstone.com

Rock Ridge Royalty Company LLC

c/o Blackstone Inc.

345 Park Avenue

New York, NY, 10154

Attention: David Foley and Erik Belz

Email: foley@blackstone.com; erik.belz@blackstone.com

and

if to Parent, to:

Sitio Royalties Corp.

1401 Lawrence Street, Suite 1750

Denver, CO 80202

Attention:      Christopher L. Conoscenti

                      Brett Riesenfeld

Email:           chris.conoscenti@sitio.com

                       brett.riesenfeld@sitio.com

with a required copy to (which copy shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention:      William H. Aaronson

                      Michael Gilson

Email:           william.aaronson@davispolk.com

                       michael.gilson@davispolk.com

and

if to the Company, to:

Brigham Minerals, Inc.

5914 W. Courtyard Dr., Suite 200

Austin, Texas 78730

Attention:      Robert M. Roosa

                      Kari A. Potts

Email:           rroosa@brighamminerals.com

                       kpotts@brighamminerals.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins LLP

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention:      Douglas E. McWilliams

                      Lande Spottswood

Email:           dmcwilliams@velaw.com

                       lspottswood@velaw.com

6.10 No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture, any like relationship between the parties hereto or a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

6.11 Miscellaneous. The provisions set forth in Sections 9.4 (Rules of Construction), 9.5 (Counterparts), 9.6 (Entire Agreement; Third Party Beneficiaries), 9.7 (Governing Law; Venue; Waiver of Jury Trial), 9.8 (No Remedy in Certain Circumstances), 9.9 (Assignment) and 9.11 (Specific Performance) of the Merger Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement, mutatis mutandis.

6.12 Stockholder Related Parties. None of the provisions of this Agreement shall in any way limit the activities of Blackstone Inc. or any of its affiliates (other than the affiliate of Blackstone Inc. that is a Holder and a party to this Agreement (each, a “Blackstone Stockholder”)); provided, however, that it will be considered a breach of this Agreement if any affiliate of a Blackstone Stockholder takes any action at the direction or instruction of such Blackstone Stockholder that would be a breach of this Agreement if such action was taken directly by such Blackstone Stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

SITIO ROYALTIES CORP.

By:	/s/ Christopher L. Conoscenti
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

COMPANY:

BRIGHAM MINERALS, INC.

By:	/s/ Kari A. Potts
Name:	Kari A. Potts
Title:	Vice President, General Counsel,
Compliance Officer and Corporate Secretary

[Signature Page to Voting and Support Agreement]

HOLDERS:

BX ROYAL AGGREGATOR LP

By: BCP VI/BEP Holdings Manager L.L.C., its general partner

By:	/s/ David Foley
Name:	David Foley
Title:	Senior Managing Director

ROCK RIDGE ROYALTY COMPANY LLC

By:	/s/ Erik Belz
Name:	Erik Belz
Title:	Manager

[Signature Page to Voting and Support Agreement]

ANNEX E

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of September 6, 2022 (the “Agreement”), between Sitio Royalties Corp., a Delaware corporation (“Parent”), KMF DPM HoldCo, LLC (“KMF”), Chambers DPM HoldCo, LLC (“Chambers”, and together with KMF, collectively, the “Holders”), and Brigham Minerals, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, Parent and the Company have entered into an Agreement and Plan of Merger dated as of September 6, 2022 (as the same may be amended or supplemented from time to time, the “Merger Agreement”), providing for, among other things, ((i) the merger of a wholly owned subsidiary corporation of Snapper Merger Sub I, Inc., a wholly owned subsidiary of Parent (“New Topco”), with and into Parent (the “Parent Merger”), (iii) simultaneously with the Parent Merger, the merger of a wholly owned subsidiary of New Topco with and into the Company (the “Company Merger”), and (iv) immediately following the Parent Merger and the Company Merger, the merger of a wholly owned subsidiary limited liability company of Opco LP with and into Opco LLC;

WHEREAS, the Holders are the Beneficial Owners of an aggregate 36,495,520 shares of Class C common stock, par value $0.0001 per share, of Parent (“Parent Class C Common Stock” and, together with the Class A common stock, par value $0.0001 per share, of Parent (“Parent Class A Common Stock”), “Parent Common Stock”) (such shares of Parent Common Stock, the “Shares”) and 36,495,520 units representing limited partner interests in Opco LP (the “Opco LP Units”) (such Opco LP Units, together with the Shares, the “Securities”);

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, and as a condition and an inducement to Parent and the Company entering into the Merger Agreement, each Holder is entering into this Agreement with respect to the respective Securities;

WHEREAS, Parent and the Company desire that each Holder agree, and each Holder is willing to agree, subject to the limitations herein, not to Transfer any of its Securities and to vote its Securities in a manner so as to facilitate consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

GENERAL

1.1 Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

“Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

“Transfer” means (a) any direct or indirect offer, sale, lease, assignment, encumbrance, loan, pledge, grant of a security interest, hypothecation, disposition or other similar transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, loan, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Securities owned by applicable Holder (whether beneficially or of record), including in each case through the Transfer of any Person or any interest in any Person, (b) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

ARTICLE II

AGREEMENT TO RETAIN SECURITIES

2.1 Transfer and Encumbrance of Securities.

(a) Until the Termination Date (the “Lock-Up Period”), subject to the exceptions set forth herein, each Holder shall not, with respect to any Securities Beneficially Owned by such Holder, Transfer any such Securities. During the Lock-Up Period, each Holder shall not, with respect to any Securities Beneficially Owned by such Holder (A) deposit any such Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Securities or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto or (B) take any action that would make any representation or warranty of such Holder contained herein untrue or incorrect or have the effect of preventing or disabling such Holder from performing its obligations under the Agreement.

(b) The restrictions set forth in Section 2.1(a), shall not apply to:

(i) in the case of an entity, Transfers to a stockholder, partner, member or affiliate of such entity;

(ii) in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii) in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv) in the case of an individual, Transfers pursuant to a qualified domestic relations order;

(v) in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(vi) Transfers to the Company associated with (a) net withholding to satisfy tax withholding obligations or (b) net exercise to satisfy exercise price obligations, in each case, for equity-based awards pursuant to the Company’s equity incentive plans or arrangements; or

(vii) any Transfers made by a Holder pursuant to the Mergers or the other transactions contemplated by the Merger Agreement;

provided, however, that (A) in the case of clauses (i) through (v), these permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the applicable Holder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

2.2 Additional Purchases; Adjustments. Each Holder agrees that any shares of Parent Common Stock or Opco LP Units and any other shares of capital stock or other equity securities of Parent or Opco LP that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power after the execution of this Agreement and prior to the expiration of the Lock-Up Period shall be subject to the terms and conditions of this Agreement to the same extent as if such shares of capital stock or other equity securities constituted Securities as of the date hereof, and such Holder shall promptly notify Parent and the Company of the existence of any such after acquired Securities. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Parent affecting the Securities, the terms of this Agreement shall apply to the resulting securities.

2.3 Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Securities in violation of this Article II shall, to the fullest extent permitted by Law, be null and void ab initio. In furtherance of the foregoing, each Holder hereby authorizes and instructs Parent to instruct its transfer agent to enter a stop transfer order with respect to all of the Securities. If any involuntary Transfer of any of any Holder’s Securities shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

ARTICLE III

AGREEMENT TO VOTE; WRITTEN CONSENT

3.1 Agreement to Vote. From the date of this Agreement until the Termination Date, each Holder irrevocably and unconditionally agrees that, at any meeting of the stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting, however called), or in connection with any written consent of the stockholders of Parent or unitholders of Opco LP, such Holder shall:

(a) appear at such meeting or otherwise cause the applicable Securities to be counted as present thereat for purpose of establishing a quorum;

(b) vote (or execute and return an action by written consent), or caused to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of such Holder’s applicable Securities owned as of the record date for such meeting (or the date that any written consent is executed by such Holder) in favor of (i) adoption of the Merger Agreement; (ii) the Parent Merger and the other Transactions; (iii) any amendment and/or restatement of the Organizational Documents of Parent or any of its Subsidiaries necessary to effect the consummation of the Transactions; and (iv) any other proposals agreed to by Parent and the Company which are necessary and appropriate in connection with the Transactions or to effectuate the intent of the foregoing clauses (i) through (iii); and

(c) vote (or execute and return an action by written consent), or caused to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of such Holder’s applicable Securities against (i) any agreement, transaction or proposal that relates to a Parent Competing Proposal or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Mergers or matters contemplated by the Merger

Agreement; (ii) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent or any of its Subsidiaries contained in the Merger Agreement or of such Holder contained in this Agreement; (iii) any action or agreement that would reasonably be expected to result in (x) any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled or (y) any change to the voting rights of any class of shares of capital stock of Parent (including any amendments to Parent’s Organizational Documents); and (iv) any other action that would reasonably be expected to impede, interfere with, delay, discourage, postpone or adversely affect any of the transactions contemplated by the Merger Agreement, including the Mergers, or this Agreement. Any attempt by such Holder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of), the Securities in contravention of this Section 3.1 shall be null and void ab initio. If such Holder is the Beneficial Owner, but not the holder of record, of any Securities, such Holder agrees to take all actions reasonably necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Securities in accordance with this Section 3.1.

Notwithstanding anything herein to the contrary in this Agreement, this Section 3.1 shall not require any Holder to be present (in person or by proxy) or vote (or cause to be voted), any of the Securities to amend, modify or waive any provision of the Merger Agreement in a manner that reduces the amount, changes the form of the Merger Consideration payable, extends the End Date or otherwise adversely affects such Holder of the Company (in its capacity as such) in any material respect. Notwithstanding anything to the contrary in this Agreement, but subject to Section 3.2, each Holder shall remain free to vote (or execute consents or proxies with respect to) the Securities with respect to any matter other than as set forth in Section 3.1(a) and Section 3.1(c) in any manner such Holder deems appropriate, including in connection with the election of directors of the Company. The obligations of each Holder specified in this Section 3.1 shall apply whether or not the Mergers or any action described above is recommended by the Parent Board.

3.2 Agreement to Vote with Respect to Company Designated Directors. Each Holder irrevocably and unconditionally agrees that, contingent on the Effective Time having occurred prior thereto, at the 2023 annual meeting of the stockholders of New Parent such Holder shall, (a) appear at such meeting or otherwise cause the securities of New Parent received as Parent Merger Consideration with respect to the applicable Securities pursuant to the Parent Merger eligible to vote and continued to be held by such Holder (such securities then-held by such Holder, the “Post-Closing New Parent Securities”) to be counted as present thereat for purpose of establishing a quorum and (b) vote (or execute and return an action by written consent), or caused to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of such Holder’s applicable Post-Closing New Parent Securities in favor of the election of any director that was designated by the Company to be nominated to the Board of Directors of New Parent in accordance with Section 2.5(b) of the Merger Agreement (such directors, the “Company Designated Directors”).

3.3 Proxy. Each Holder hereby irrevocably appoints as its proxy and attorney-in-fact, Parent and any person designated in writing by Parent, each of them individually, with full power of substitution and resubstitution, to consent to or vote the applicable Securities as indicated in Section 3.1 above. Each Holder intends this proxy to be irrevocable and unconditional during the term of this Agreement and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of this proxy, and hereby revokes any proxy previously granted by such Holder with respect to the Securities (and such Holder hereby represents that any such proxy is revocable). The proxy granted by each Holder shall be automatically revoked upon the occurrence of the earlier of the Effective Date or the Termination Date and the Company may further terminate this proxy at any time at its sole election by written notice provided to the Holders.

3.4 Agreement to Deliver Written Consent. Each Holder irrevocably and unconditionally agrees that, promptly following the time at which the Registration Statement becomes effective (and, in any event within one (1) Business Day), it shall cause the Written Consent to be executed and delivered to Parent with respect to the Securities as of the date thereof entitled to consent thereto.

3.5 No Short Sales. Each Holder agrees that, from the date of this Agreement to and including the termination of this Agreement, none of such Holder nor any person or entity acting on behalf of such Holder or pursuant to any understanding with such Holder will engage in any Short Sales with respect to securities of Parent or the Company. For the purposes hereof, “Short Sales” shall mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), short or other short transactions through non-U.S. broker dealers or foreign regulated brokers, in each case, solely to the extent it has the same economic effect as a “short sale” as defined in Rule 200 of Regulation SHO under the Exchange Act.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1 [Reserved.]

4.2 Further Assurances. Each Holder agrees that from and after the date hereof and until the Termination Date, such Holder shall and shall cause its Subsidiaries to take no action that would reasonably be likely to adversely affect or delay the ability to perform its respective covenants and agreements under this Agreement.

4.3 Fiduciary Duties. Each Holder is entering into this Agreement solely in its capacity as the record or Beneficial Owner of the Securities and nothing herein is intended to or shall limit or affect any actions taken by any of such Holder’s designees serving in his or her capacity as a director of Parent (or a Subsidiary of Parent). The taking of any actions (or failures to act) by such Holder’s designees serving as a director of Parent (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDER

5.1 Representations and Warranties. Each Holder hereby represents and warrants as follows:

(a) Ownership. Such Holder has, with respect to the Securities, and at all times during the term of this Agreement will continue to have, Beneficial Ownership of, good and valid title to and full and exclusive power to vote, issue instructions with respect to the matters set forth in Article III, agree to all of the matters set forth in this Agreement and to Transfer the Securities. The Securities constitute all of the shares of Parent Common Stock and Opco LP Units owned of record or beneficially by such Holder as of the date hereof. Other than this Agreement and except as set forth in the Organizational Documents of Opco LP, (i) there are no agreements or arrangements of any kind, contingent or otherwise, to which such Holder is a party obligating such Holder to Transfer or cause to be Transferred to any person any of the Securities and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Securities.

(b) Organization; Authority. Such Holder is a limited liability company duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Holder has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by such Holder and (assuming due authorization, execution and delivery by the Company and Parent) constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms (except in all cases as such enforceability may be limited by Creditors’ Rights), and no other action is necessary to authorize the execution and delivery by such Holder or the performance of such Holder’s obligations hereunder.

(c) No Violation. The execution, delivery and performance by such Holder of this Agreement will not (i) violate any provision of any Law applicable to such Holder; (ii) violate any order, judgment or decree applicable to such Holder or any of its affiliates; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which such Holder or any of its affiliates is a party or any term or condition of its certificate of formation, limited liability company agreement or comparable Organizational Documents, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Holder’s ability to satisfy its obligations hereunder.

(d) Consents and Approvals. The execution and delivery by such Holder of this Agreement does not, and the performance of such Holder’s obligations hereunder, require such Holder or any of its affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any person or Governmental Entity, except such filings and authorizations as may be required under the Exchange Act or would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Holder’s ability to satisfy its obligations hereunder.

(e) Absence of Litigation. To the knowledge of such Holder, as of the date hereof, there is no Proceeding pending against, or threatened in writing against such Holder that would prevent the performance by such Holder of its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Merger Agreement, including the Mergers, on a timely basis.

(f) Absence of Other Voting Agreements. Other than pursuant to Permitted Encumbrances, none of the Securities is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to voting, in each case, that is inconsistent with this Agreement, except as contemplated by this Agreement. None of the Securities is subject to any pledge agreement pursuant to which such Holder does not retain sole and exclusive voting rights with respect to the Securities subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument.

ARTICLE VI

MISCELLANEOUS

6.1 [Reserved].

6.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to each Holder, and the Company shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct any Holder in the voting or disposition of any Securities, except as otherwise expressly provided herein.

6.3 Disclosure. Each Holder consents to and authorizes the publication and disclosure by the Company and Parent of such Holder’s identity and holding of Securities, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Registration Statement, including the Joint Information Statement/Proxy Statement/Prospectus, as applicable, and any other disclosure document required in connection with the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement.

6.4 Termination. This Agreement (other than Section 3.2, which shall terminate immediately following the 2023 annual meeting of New Topco), shall terminate at the earliest of (i) the date the Merger Agreement is validly terminated in accordance with its terms, (ii) the Effective Time, (iii) the date of any amendment to the Merger Agreement without the prior written consent of the Holder that (A) reduces the consideration payable in the Parent Merger, on a per share of Parent Common Stock basis, (B) changes the form of consideration payable in the Parent Merger to the holders of Parent Common Stock, or (C) extends the outside date under the Merger

Agreement (except if such extension is explicitly provided for in, and effected pursuant to, the Merger Agreement) and (iv) the termination of this Agreement by mutual written consent of the Company, the Holders and the Parent (such earliest date, the “Termination Date”). Neither the provisions of this Section 6.4 nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. Nothing in the Merger Agreement shall relieve any Holder from any liability arising out of or in connection with a breach of this Agreement.

6.5 Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the Holders, Parent and the Company.

6.6 [Reserved.]

6.7 Extension; Waiver. At any time prior to the expiration of the termination of this Agreement in accordance with Section 6.4, the parties may, to the extent legally allowed:

(a) extend the time for the performance of any of the obligations or acts of the other party hereunder;

(b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; or

(c) waive compliance with any of the agreements or conditions of the other party contained herein;

provided, that, in each case, such waiver is made in writing and signed by the party (or parties) against whom the waiver is to be effective; provided, further that, following the Closing, no waiver of the agreements set forth in Section 3.2 shall be effective unless such waiver is agreed in writing by a majority of the Company Designated Directors.

Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such party.

6.8 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated.

6.9 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“email”) (but only if confirmation of receipt of such email is requested and received; provided, that each notice party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

if to the Holders, to:

Kimmeridge Energy Management Company, LLC

412 W 15th Street

New York, NY 10011

Attention: Tamar Goldstein

Email: tamar.goldstein@kimmeridge.com

with a required copy to (which copy shall not constitute notice):

Schulte Roth & Zabel LLP

919 Third Avenue

New York, NY 10022

Attention:         Adriana Schwartz

Email:               adriana.schwartz@srz.com

and

if to Parent, to:

Sitio Royalties Corp.

1401 Lawrence Street, Suite 1750

Denver, CO 80202

Attention:	Christopher L. Conoscenti
Brett Riesenfeld
Email:	chris.conoscenti@sitio.com
brett.riesenfeld@sitio.com

with a required copy to (which copy shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention:	William H. Aaronson
Michael Gilson
Email:	william.aaronson@davispolk.com
michael.gilson@davispolk.com

and

if to the Company, to:

Brigham Minerals, Inc.

5914 W. Courtyard Dr., Suite 200

Austin, Texas 78730

Attention:	Robert M. Roosa
Kari A. Potts
Email:	rroosa@brighamminerals.com
kpotts@brighamminerals.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins LLP

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention:	Douglas E. McWilliams
Lande Spottswood
Email:	dmcwilliams@velaw.com
lspottswood@velaw.com

6.10 No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture, any like relationship between the parties hereto or a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

6.11 Miscellaneous. The provisions set forth in Sections 9.4 (Rules of Construction), 9.5 (Counterparts), 9.6 (Entire Agreement; Third Party Beneficiaries), 9.7 (Governing Law; Venue; Waiver of Jury Trial), 9.8 (No Remedy in Certain Circumstances), 9.9 (Assignment) and 9.11 (Specific Performance) of the Merger Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

SITIO ROYALTIES CORP.

By:	/s/ Christopher L. Conoscenti
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

COMPANY:

BRIGHAM MINERALS, INC.

By:	/s/ Kari A. Potts
Name:	Kari A. Potts
Title:	Vice President, General Counsel,
Compliance Officer and Corporate Secretary

[Signature Page to Voting and Support Agreement]

HOLDER:

KMF DPM HOLDCO, LLC
CHAMBERS DPM HOLDCO, LLC

By:	/s/ Tamar Goldstein
Name:	Tamar Goldstein
Title:	General Counsel

[Signature Page to Voting and Support Agreement]

ANNEX F

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of September 6, 2022 (the “Agreement”), between Sitio Royalties Corp., a Delaware corporation (“Parent”), Source Energy Leasehold, LP, a Delaware limited partnership (“SEL”) and Permian Mineral Acquisitions, LP, a Delaware limited partnership (“PMA” and together with SEL, each, a “Holder” and together, the “Holders”), and Brigham Minerals, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, Parent and the Company have entered into an Agreement and Plan of Merger dated as of September 6, 2022 (as the same may be amended or supplemented from time to time, the “Merger Agreement”), providing for, among other things, (i) the merger of a wholly owned subsidiary corporation of Snapper Merger Sub I, Inc., a wholly owned subsidiary of Parent (“New Topco”), with and into Parent (the “Parent Merger”), (iii) simultaneously with the Parent Merger, the merger of a wholly owned subsidiary of New Topco with and into the Company (the “Company Merger”), and (iv) immediately following the Parent Merger and the Company Merger, the merger of a wholly owned subsidiary limited liability company of Opco LP with and into Opco LLC;

WHEREAS, SEL is the Beneficial Owner of 7,380,700 shares of Class C common stock, par value $0.0001 per share, of Parent (“Parent Class C Common Stock” and, together with the Class A common stock, par value $0.0001 per share, of Parent (“Parent Class A Common Stock”), “Parent Common Stock”) (such shares of Parent Class C Common Stock, the “SEL Shares”) and 7,380,700 units representing limited partner interests in Opco LP (the “SEL Opco LP Units”) (such SEL Opco LP Units, together with the SEL Shares, the “SEL Securities”);

WHEREAS, PMA is the Beneficial Owner of 5,554,420 shares of Parent Class C Common Stock (such shares of Parent Class C Common Stock, the “PMA Shares” and collectively with the SEL Shares, the “Shares”) and 5,554,420 units representing limited partner interests in Opco LP (the “PMA Opco LP Units” and collectively with the SEL Opco LP Units, the “Opco LP Units”) (such Opco LP Units, together with the Shares, the “Securities”);

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, and as a condition and an inducement to Parent and the Company entering into the Merger Agreement, each Holder is entering into this Agreement with respect to the Securities;

WHEREAS, Parent and the Company desire that each Holder agree, and each Holder is willing to agree, subject to the limitations herein, not to Transfer any of its applicable Securities and to vote its applicable Securities in a manner so as to facilitate consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

GENERAL

1.1 Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

“Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

“Transfer” means (a) any direct or indirect offer, sale, lease, assignment, encumbrance, loan, pledge, grant of a security interest, hypothecation, disposition or other similar transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, loan, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Securities owned by Holder (whether beneficially or of record), including in each case through the Transfer of any Person or any interest in any Person, (b) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

ARTICLE II

AGREEMENT TO RETAIN SECURITIES

2.1 Transfer and Encumbrance of Securities.

(a) Until the Termination Date (the “Lock-Up Period”), subject to the exceptions set forth herein, each Holder shall not, with respect to any Securities Beneficially Owned by such Holder, Transfer any such Securities. During the Lock-Up Period, each Holder shall not, with respect to any Securities Beneficially Owned by such Holder (A) deposit any such Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Securities or grant any proxy or power of attorney with respect thereto or (B) take any action that would make any representation or warranty of such Holder contained herein untrue or incorrect or have the effect of preventing or disabling such Holder from performing its obligations under the Agreement.

(b) The restrictions set forth in Section 2.1(a), shall not apply to:

(i) in the case of an entity, Transfers to a stockholder, partner, member or affiliate of such entity;

(ii) in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii) in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv) in the case of an individual, Transfers pursuant to a qualified domestic relations order;

(v) in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; or

(vi) Transfers to the Company associated with (a) net withholding to satisfy tax withholding obligations or (b) net exercise to satisfy exercise price obligations, in each case, for equity-based awards pursuant to the Company’s equity incentive plans or arrangements;

provided, however, that (A) in the case of clauses (i) through (v), these permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of a Holder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

2.2 Additional Purchases; Adjustments. Each Holder agrees that any shares of Parent Common Stock or Opco LP Units and any other shares of capital stock or other equity securities of Parent or Opco LP that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power after the execution of this Agreement and prior to the expiration of the Lock-Up Period shall be subject to the terms and conditions of this Agreement to the same extent as if such shares of capital stock or other equity securities constituted Securities as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Parent affecting the Securities, the terms of this Agreement shall apply to the resulting securities.

2.3 Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Securities in violation of this Article II shall, to the fullest extent permitted by Law, be null and void ab initio. In furtherance of the foregoing, each Holder hereby authorizes and instructs Parent to instruct its transfer agent to enter a stop transfer order with respect to all of the Securities. If any involuntary Transfer of any of a Holder’s Securities shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

ARTICLE III

AGREEMENT TO VOTE; WRITTEN CONSENT

3.1 Agreement to Vote. From the date of this Agreement until the Termination Date, each Holder irrevocably and unconditionally agrees that, at any meeting of the stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting, however called), or in connection with any written consent of the stockholders of Parent or unitholders of Opco LP, such Holder shall:

(a) appear at such meeting or otherwise cause the applicable Securities to be counted as present thereat for purpose of establishing a quorum;

(b) vote (or execute and return an action by written consent), or cause to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s applicable Securities owned as of the record date for such meeting (or the date that any written consent is executed by the Holder) in favor of (i) adoption of the Merger Agreement; (ii) the approval of the Parent Merger and the other Transactions; (iii) any amendment and/or restatement of the Organizational Documents of Parent or any of its Subsidiaries necessary to effect the consummation of the Transactions as contemplated by the Merger Agreement; and (iv) any other proposals agreed to by Parent and the Company which are necessary and appropriate in connection with the Transactions or to effectuate the intent of the foregoing clauses (i) through (iii); and

(c) vote (or execute and return an action by written consent), or cause to be voted at such meeting in person or by proxy (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s applicable Securities against (i) any agreement, transaction or proposal that relates to a Parent

Competing Proposal or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Mergers or matters contemplated by the Merger Agreement; (ii) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent or any of its Subsidiaries contained in the Merger Agreement or of the Holder contained in this Agreement; (iii) any action or agreement that would reasonably be expected to result in (x) any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled or (y) any change to the voting rights of any class of shares of capital stock of Parent (including any amendments to Parent’s Organizational Documents); and (iv) any other action that could reasonably be expected to impede, interfere with, delay, discourage, postpone or adversely affect any of the transactions contemplated by the Merger Agreement, including the Mergers, or this Agreement. Any attempt by the Holder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of), the Holder’s applicable Securities in contravention of this Section 3.1 shall be null and void ab initio. If the Holder is the Beneficial Owner, but not the holder of record, of any Securities, the Holder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Securities in accordance with this Section 3.1.

Notwithstanding anything herein to the contrary in this Agreement, this Section 3.1 shall not require any Holder to be present (in person or by proxy) or vote (or cause to be voted), any of the applicable Securities to amend, modify or waive any provision of the Merger Agreement in a manner that reduces the amount, changes the form of the Merger Consideration payable, extends the End Date or otherwise adversely affects such Holder of the Company (in its capacity as such) in any material respect. Notwithstanding anything to the contrary in this Agreement each Holder shall remain free to vote (or execute consents or proxies with respect to) the applicable Securities with respect to any matter other than as set forth in Section 3.1(a) and Section 3.1(c) in any manner such Holder deems appropriate, including in connection with the election of directors of the Company. The obligations of the Holder specified in this Section 3.1 shall apply whether or not the Mergers or any action described above is recommended by the Parent Board.

3.2 [Reserved.]

3.3 [Reserved.]

3.4 Agreement to Deliver Written Consent. Each Holder irrevocably and unconditionally agrees that, promptly following the time at which the Registration Statement becomes effective (and, in any event within one (1) Business Day), it shall cause the Written Consent to be executed and delivered to Parent with respect to the applicable Securities as of the date thereof entitled to consent thereto.

3.5 No Short Sales. Each Holder agrees that, from the date of this Agreement to and including the termination of this Agreement, none of such Holder nor any person or entity acting on behalf of such Holder or pursuant to any understanding with such Holder will engage in any Short Sales with respect to securities of Parent or the Company. For the purposes hereof, “Short Sales” shall mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), short or other short transactions through non-U.S. broker dealers or foreign regulated brokers.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1 [Reserved.]

4.2 Further Assurances. Each Holder agrees that until the Termination Date, such Holder shall and shall cause its Subsidiaries to take no action that would reasonably be likely to adversely affect or delay the ability to perform its respective covenants and agreements under this Agreement.

4.3 Fiduciary Duties. Each Holder is entering into this Agreement solely in its capacity as the record or Beneficial Owner of the Securities and nothing herein is intended to or shall limit or affect any actions taken by any of such Holder’s designees serving in his or her capacity as a director of Parent (or a Subsidiary of Parent). The taking of any actions (or failures to act) by each Holder’s designees serving as a director of Parent (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDER

5.1 Representations and Warranties. Each Holder, severally and not jointly, hereby represents and warrants as follows:

(a) Ownership. The Holder has, with respect to the Securities, and at all times during the term of this Agreement will continue to have, Beneficial Ownership of, good and valid title to and full and exclusive power to vote, issue instructions with respect to the matters set forth in Article III, agree to all of the matters set forth in this Agreement and to Transfer the Securities. The Securities constitute all of the shares of Parent Common Stock and Opco LP Units owned of record or beneficially by the Holder as of the date hereof. Other than this Agreement and except as set forth in the Organizational Documents of Opco LP, (i) there are no agreements or arrangements of any kind, contingent or otherwise, to which the Holder is a party obligating the Holder to Transfer or cause to be Transferred to any person any of the Securities and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Securities.

(b) Organization; Authority. As applicable to each Holder, SEL and PMA are each a limited partnership duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. The Holder has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Holder and (assuming due authorization, execution and delivery by the Company and Parent) constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms (except in all cases as such enforceability may be limited by Creditors’ Rights), and no other action is necessary to authorize the execution and delivery by the Holder or the performance of the Holder’s obligations hereunder.

(c) No Violation. The execution, delivery and performance by the Holder of this Agreement will not (i) violate any provision of any Law applicable to the Holder; (ii) violate any order, judgment or decree applicable to the Holder or any of its affiliates; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which the Holder or any of its affiliates is a party or any term or condition of its certificate of formation, limited liability company agreement or comparable Organizational Documents, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on the Holder’s ability to satisfy its obligations hereunder.

(d) Consents and Approvals. The execution and delivery by the Holder of this Agreement does not, and the performance of the Holder’s obligations hereunder, require the Holder or any of its affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any person or Governmental Entity, except such filings and authorizations as may be required under the Exchange Act.

(e) Absence of Litigation. To the knowledge of the Holder, as of the date hereof, there is no Proceeding pending against, or threatened in writing against the Holder that would prevent the performance by the Holder of its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Merger Agreement, including the Mergers, on a timely basis.

(f) Absence of Other Voting Agreements. Other than pursuant to Permitted Encumbrances, none of the Securities is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to voting, in each case, that is inconsistent with this Agreement, except as contemplated by this Agreement. None of the Securities is subject to any pledge agreement pursuant to which the Holder does not retain sole and exclusive voting rights with respect to the Securities subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument.

ARTICLE VI

MISCELLANEOUS

6.1 [Reserved.]

6.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to each Holder, as applicable, and the Company shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct any Holder in the voting or disposition of any Securities, except as otherwise expressly provided herein.

6.3 Disclosure. Each Holder consents to and authorizes the publication and disclosure by the Company and Parent of such Holder’s identity and holding of Securities, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Registration Statement, including the Joint Information Statement/Proxy Statement/Prospectus, as applicable, and any other disclosure document required in connection with the Merger Agreement, the Mergers and the transactions contemplated by the Merger Agreement.

6.4 Termination. This Agreement shall terminate at the earliest of (i) the date the Merger Agreement is validly terminated in accordance with its terms, (ii) the Effective Time, (iii) an amendment to the Merger Agreement without the prior written consent of each Holder that (A) reduces the consideration payable in the Parent Merger, on a per share of Parent Common Stock basis, (B) changes the form of consideration payable in the Parent Merger to the holders of Parent Common Stock, or (C) extends the outside date under the Merger Agreement (except if such extension is explicitly provided for in, and effected pursuant to, the Merger Agreement) and (iv) mutual consent of the parties hereto (such date, the “Termination Date”). Neither the provisions of this Section 6.4 nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. Nothing in the Merger Agreement shall relieve a Holder from any liability arising out of or in connection with a breach of this Agreement.

6.5 Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of each Holder, Parent and the Company.

6.6 [Reserved.]

6.7 Extension; Waiver. At any time prior to the expiration of the termination of this Agreement in accordance with Section 6.4, the parties may, to the extent legally allowed:

(a) extend the time for the performance of any of the obligations or acts of the other party hereunder;

(b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; or

(c) waive compliance with any of the agreements or conditions of the other party contained herein;

provided, that, in each case, such waiver is made in writing and signed by the party (or parties) against whom the waiver is to be effective.

Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such party.

6.8 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated.

6.9 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“email”) (but only if confirmation of receipt of such email is requested and received; provided, that each notice party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

if to a Holder, to:

Source Energy Leasehold, LP

3333 WELBORN ST STE 400

Dallas, TX 75219-5155

Attention: Allen Li and Jordan Mikes

Email: ali@oaktreecapital.com; jmikes@oaktreecapital.com

and

Permian Mineral Acquisitions, LP

3333 WELBORN ST STE 400

Dallas, TX 75219-5155

Attention: Allen Li and Jordan Mikes

Email: ali@oaktreecapital.com; jmikes@oaktreecapital.com

and

if to Parent, to:

Sitio Royalties Corp.

1401 Lawrence Street, Suite 1750

Denver, CO 80202

Attention:      Christopher L. Conoscenti

                      Brett Riesenfeld

Email:           chris.conoscenti@sitio.com

                       brett.riesenfeld@sitio.com

with a required copy to (which copy shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention:      William H. Aaronson

                      Michael Gilson

Email:           william.aaronson@davispolk.com

                       michael.gilson@davispolk.com

and

if to the Company, to:

Brigham Minerals, Inc.

5914 W. Courtyard Dr., Suite 200

Austin, Texas 78730

Attention:      Robert M. Roosa

                      Kari A. Potts

Email:           rroosa@brighamminerals.com

                       kpotts@brighamminerals.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins LLP

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention:      Douglas E. McWilliams

                      Lande Spottswood

Email:           dmcwilliams@velaw.com

                       lspottswood@velaw.com

6.10 No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture, any like relationship between the parties hereto or a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

6.11 Miscellaneous. The provisions set forth in Sections 9.4 (Rules of Construction), 9.5 (Counterparts), 9.6 (Entire Agreement; Third Party Beneficiaries), 9.7 (Governing Law; Venue; Waiver of Jury Trial), 9.8 (No Remedy in Certain Circumstances), 9.9 (Assignment) and 9.11 (Specific Performance) of the Merger Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement, mutatis mutandis.

6.12 Stockholder Related Parties. None of the provisions of this Agreement shall in any way limit the activities of Oaktree Capital Management or any of its affiliates (other than the affiliate of Oaktree Capital Management that is a Holder and a party to this Agreement (each, an “Oaktree Stockholder”)); provided, however, that it will be considered a breach of this Agreement if any affiliate of an Oaktree Stockholder takes any action at the direction or instruction of such Oaktree Stockholder that would be a breach of this Agreement if such action was taken directly by such Oaktree Stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

SITIO ROYALTIES CORP.

By:	/s/ Christopher L. Conoscenti
Name:	Christopher L. Conoscenti
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

COMPANY:
BRIGHAM MINERALS, INC.

By:	/s/ Kari A. Potts
Name:	Kari A. Potts
Title:	Vice President, General Counsel, Compliance Officer and Corporate Secretary

[Signature Page to Voting and Support Agreement]

HOLDERS:
SOURCE ENERGY LEASEHOLD, LP

By:	Source Energy Operating, LP, its general partner

By:	Source Energy Manager, LLC its general partner

By:	/s/ Brandon Benson
Name:	Brandon Benson
Title:	Managing Partner

PERMIAN MINERAL ACQUISITIONS, LP

By:	Permian Mineral Acquisitions GP, LLC, its general partner

By:	/s/ Brandon Benson
Name:	Brandon Benson
Title:	Managing Partner

[Signature Page to Vottng and Support Agreement]

ANNEX G

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of [●], 2022, is entered into by and among Snapper Merger Sub I, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereto (the “Holders” and, together with the Company, the “Parties”), and shall become effective upon the Closing (as defined below).

WHEREAS, each Holder is the holder of shares of Class B common stock, par value $0.01 per share (the “Brigham Class B Common Stock”), of Brigham Minerals, Inc., a Delaware corporation (“Brigham”), and units (the “Opco LLC Units”) in Brigham Minerals Holdings, LLC, a Delaware limited liability company (“Opco LLC”);

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of September 6, 2022, among the Company, Opco LLC, Sitio Royalties Corp., a Delaware corporation, Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Opco LP”), Brigham and the other parties thereto (the “Merger Agreement”), at the applicable Effective Time (as defined in the Merger Agreement), by virtue of the Mergers (as defined in the Merger Agreement), all of each Holder’s shares of Brigham Class B Common Stock will be converted into the right to receive shares of the Company’s Class C common stock, par value $[●] per share (the “Class C Common Stock”), and all of each Holder’s Opco LLC Units will be converted into the right to receive units representing limited partnership interests in Opco LP (the “Opco LP Units”); and

WHEREAS, in connection with, and effective upon, the closing of the transactions contemplated by the Merger Agreement (the “Closing” and such date of closing, the “Closing Date”), the Company and the other Parties have entered into this Agreement to set forth certain understandings among themselves with respect to, among other things, the registration of securities owned by the Holders.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls or is Controlled by, or is under common Control with, such specified Person.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed by law or governmental action.

“Class A Common Stock” means the Company’s Class A Common Stock, par value $0.0001 per share.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company Securities” means any equity interest of any class or series in the Company.

“Control” (including the terms “Controls,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Exchange Act” means the Securities Exchange Act of 1934.

“Existing Registration Rights Agreement” means the Registration Rights Agreement, dated as of January 11, 2022, by and among the Company and certain stockholders party thereto.

“Holder” means (a) the Holders defined in the Preamble, unless and until such Holders cease to hold any Registrable Securities, and (b) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 9(e) hereof; provided, that any Person referenced in clause (b) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (a) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (b) any Shares that have been sold or can be sold (other than in a privately negotiated sale) without any restriction on the volume or the manner of sale or any other limitations under Rule 144 (or any successor provision thereto) and the transferee thereof does not, or would not, receive “restricted securities” as defined in Rule 144, as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed; and (c) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Statement” means a registration statement of the Company in the form required to register under the Securities Act and other applicable law for the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than reasonable expenses for one counsel to the Holders that are at the Company’s expense pursuant to Section 5 hereof).

“Shares” means the shares of Class A Common Stock issued or issuable upon the redemption of Opco LP Units (together with a corresponding number of shares of Class C Common Stock) held by the Holders as a result of the consummation of the transactions contemplated by the Merger Agreement, and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2. Shelf Registration.

(a) The Company shall, as soon as practicable after the Closing, but in any event within fifteen (15) Business Days after the Closing Date, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2(a) (the “Initial Registration Statement”) and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof. The Initial Registration Statement shall be on Form S-3, or if such form is not available to effect such registration, such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the Effective Date for such Registration Statement; provided, that if the Company becomes a WKSI during the 60-day period preceding the filing of the Initial Registration Statement, the Company shall file an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company), to satisfy its obligations to file a Registration Statement under this Section 2(a). The Initial Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its commercially reasonable efforts to cause the Initial Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the Effective Date of the Initial Registration Statement, but in any event within three (3) Business Days after such date, the Company shall notify the Holders of the effectiveness of such Registration Statement.

(b) In the event a Holder transfers Registrable Securities included on a Registration Statement filed pursuant to Section 2(a) of this Agreement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Company shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided, that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or (B) the Company has received written consent therefor from a Person for whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

3. Registration and Sale Procedures. The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a) In connection with the Initial Registration Statement, the Company will at least three (3) Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b) The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby through the date on which all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”) and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling stockholders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company.

(c) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(d) The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i) (A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(e) The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(f) During the Effectiveness Period, the Company will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(g) The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) The Company will cooperate with such Holders to facilitate the timely preparation and delivery of certificates (or book-entry shares) representing Registrable Securities to be delivered to a transferee pursuant to a

Registration Statement, which certificates (or book-entry shares) shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement.

(i) Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j) For a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available, upon reasonable notice at the Company’s principal place of business or such other reasonable place, for inspection during normal business hours by a representative or representatives of the selling Holders, the managing underwriter or managing underwriters and any attorneys or accountants retained by such selling Holders or underwriters, all such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

(k) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) pursuant to Section 2(a) of this Agreement for a period of up to 30 days if (i) the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company), (ii) the Board determines such registration would render the Company unable to comply with applicable securities laws or (iii) the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period exceed an aggregate of 120 days in any 12-month period.

(l) Notwithstanding anything contained in this Agreement, the Company shall not have any obligation to effect any underwritten offering of Shares, prepare any prospectus supplement for an underwritten offering of Shares, participate in any due diligence, execute any agreements or certificates or deliver legal opinions (other than customary de-legending certificates and opinions or any customary Exhibit 5 opinion required in connection with the initial filing of the Registration Statement) or obtain comfort letters in connection with any sales of the Shares under the Registration Statement.

4. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and, other than the Existing Registration Rights Agreement, is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders by this Agreement. The Company shall not, prior to the termination of this Agreement, grant any registration rights that are superior to, conflict with, or would otherwise prevent the Company from performing, the rights granted to the Holders hereby. For a period of one year following the Closing Date, the Company will not amend or modify the Agreement of Limited Partnership of Opco LP (the “Opco LPA”) in a manner that would negatively impact the Redemption Rights (as defined in the Opco LPA) of the Holders, without such Holders’ prior written consent.

5. Registration Expenses. All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement (in each case, excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market and (B) in compliance with applicable state securities or “Blue Sky” laws), (ii) printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) reasonable fees and expenses of one counsel to the Holders reasonably acceptable to the Company and selected by the Holders that hold a majority of the Registrable Securities to be included in such filing in connection with the filing or amendment of any Registration Statement or Prospectus hereunder. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers and directors and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person or any underwriter specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any Indemnified Party (as defined below) and shall survive the transfer of such securities by such Holder. Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Indemnified Party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder (each, an “Indemnified Party”) shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying party may exist with respect to such claim or there may be reasonable defenses available to the Indemnified Party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the Indemnified Party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any Indemnified Party there may be one or more legal or equitable defenses available to such Indemnified Party that are in addition to or may conflict with those available to another Indemnified Party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

7. Registerable Securities Transactions. Subject to compliance with the Company’s policies, if requested by any Holder in connection with any transaction involving any Registrable Securities (including any sale or other transfer of such securities without registration under the Securities Act, any margin loan with respect to such securities and any pledge of such securities), the Company agrees to provide such Holder with customary and reasonable assistance to facilitate such transaction, including, without limitation, (i) such action as such Holder may reasonably request from time to time to enable such Holder to sell Registrable Securities in a transaction exempt from registration under the Securities Act and (ii) entering into an “issuer’s agreement” in connection with any margin loan with respect to such securities in form and substance reasonably satisfactory to the Company; provided, that the Holder shall deliver such documents reasonably requested by the Company or the Company’s transfer agent in connection with such request pursuant to this Section 7.

8. Facilitation of Sales Pursuant to Rule 144.

(a) To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

(b) The Company will reasonably cooperate with and assist any Holder and its equityholders to facilitate the transfer of such Holder’s and its equityholders’ shares of Class A Common Stock to a DTC brokerage account as reasonably requested by such Holder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of such shares without restrictive legends), provided that the Holder and its equityholders shall (i) deliver such documents reasonably requested by the Company or the Company’s transfer agent in connection with such request and (ii) agree not to sell such shares unless an effective registration statement is on file with the Commission or there is an applicable exemption from registration for such sale under the Securities Act or the rules promulgated thereunder.

9. Miscellaneous.

(a) Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(i) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”); provided, however, that in no event shall any Suspension Period together with any other Suspension Periods exceed an aggregate of 60 days during the first six-month period following the Closing Date or 120 days in any 12-month period thereafter. The Company may provide appropriate stop orders to enforce the provisions of this Section 9(b).

(c) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Holders that hold a majority of the Registrable Securities as of the date of such waiver or amendment; provided, that any waiver or amendment that would have a disproportionate adverse effect on a Holder relative to the other Holders shall require the consent of such Holder. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 9(d) prior to 5:00 p.m., Eastern Time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m., Eastern Time, on any date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	[●]
[●]
[●]
Attention: [●]
Email: [●]

With copy to:

[●]
[●]
[●]
Attention: [●]
Email: [●]

If to any Person who is then the registered Holder:	To the address of such Holder as indicated on the signature page of this Agreement or, if different, as it appears in the applicable register for the Registrable Securities or as may be designated in writing by such Holder in accordance with this Section 9(d).

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 9(e), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Holders. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the Parties or their respective successors and permitted assigns and any Indemnified Party, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE). With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement, each of the Parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a Party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to their respective addresses referred to in Section 9(d) hereof; provided, however, that nothing herein shall affect the right of any Party hereto to serve process in any other manner permitted by law; and (c) TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(l) Termination; Effectiveness. Except for Section 6, this Agreement shall terminate as to any Holder, when all Registrable Securities held by such Holder no longer constitute Registrable Securities.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

SNAPPER MERGER SUB I, INC.

By:
Name:	[●]
Title:	[●]

[Signature Page to Registration Rights Agreement]

HOLDERS:

[●]

By:
Name: [●]
Title: [●]

Address for notice:

[●]
[●]
[●]
Attention: [●]
E-mail: [●]

with copies (which shall not constitute notice) to:

[●]
[●]
[●]
Attention: [●]
Email: [●]

[Signature Page to Registration Rights Agreement]

ANNEX H

CREDIT SUISSE SECURITIES (USA) LLC Eleven Madison Ave New York, NY 10010-3629	Phone: 1 212 325 2000 www.credit-suisse.com

September 5, 2022

Sitio Royalties Corp.

1401 Lawrence Street, Suite 1750

Denver, Colorado 80202

Attention: Board of Directors

Members of the Board:

You have asked us to advise you in your capacity as the Board of Directors (the “Board”) of Sitio Royalties Corp. (“Parent”) with respect to the fairness, from a financial point of view, to Parent of the Exchange Ratio (as defined below) pursuant to the terms of the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among Parent, Sitio Royalties Operating Partnership, LP (“Sitio Opco LP”), Snapper Merger Sub I, Inc., a wholly owned subsidiary of Parent (“New Parent”), Snapper Merger Sub II, LLC, a wholly owned subsidiary of Sitio Opco LP (“Opco Merger Sub LLC”), and Brigham Minerals, Inc. (the “Company”), and Brigham Minerals Holdings, LLC (“Opco LLC”). We understand that the Agreement provides for, among other things, (i) the merger of a merger subsidiary to be formed following execution of the Agreement and wholly owned by New Parent with and into the Company (the “Company Merger”), (ii) the merger of a merger subsidiary to be formed following execution of the Agreement and wholly owned by New Parent with and into Parent (the “Parent Merger”), and (iii) the merger of Opco Merger Sub LLC with and into Opco LLC (the “Opco Merger” and together with the Company Merger and the Parent Merger, the “Transaction”), pursuant to which each of the Company and Parent will become a wholly owned subsidiary of New Parent, and Opco LLC will become a wholly owned subsidiary of Sitio Opco LP. The Agreement provides, among other things, that (i) each issued and outstanding share of Class A common stock, par value $0.01 per share (“Company Class A Common Stock”), of the Company will be converted into the right to receive from New Parent a number of shares of Class A common stock, par value $0.0001 per share (“New Parent Class A Common Stock”), of New Parent equal to the Exchange Ratio, (ii) each issued and outstanding share of Class B common stock, par value $0.01 per share (“Company Class B Common Stock”), of the Company will be converted into the right to receive from New Parent a number of shares of Class C common stock, par value $0.0001 per share (“New Parent Class C Common Stock”), of New Parent equal to the Exchange Ratio, and (iii) each issued and outstanding unit of Opco LLC will be converted into the right to receive a number of units of Sitio Opco LP equal to the Exchange Ratio. The Agreement also provides, among other things, that (i) each issued and outstanding share of Class A common stock, par value $0.0001 per share (“Parent Class A Common Stock”), of Parent will be converted into the right to receive from New Parent one share of New Parent Class A Common Stock and each issued and outstanding share of Class C common stock, par value $0.0001 per share (“Parent Class C Common Stock”), of Parent will be converted into the right to receive from New Parent one share of New Parent Class C Common Stock. The “Exchange Ratio” is defined under the Agreement as 1.133.

In arriving at our opinion, we have reviewed a draft, dated September 5, 2022, of the Agreement and certain publicly available business and financial information relating to the Company and Parent. We have also reviewed certain other information relating to the Company and Parent, including (i) financial forecasts relating to the Company provided to us by Parent’s management (the “Parent Projections for the Company”) reflecting alternative commodity price assumptions provided by Parent’s management; (ii) financial forecasts relating to Parent provided to us by Parent’s management (the “Parent Projections”) reflecting alternative commodity price assumptions provided by Parent’s management; (iii) riskings for financial forecasts associated with specified oil and gas reserve categories for the Company and Parent provided to us by Parent’s management (the “Riskings for the Company and Parent”); and (iv) certain publicly available market data regarding future oil and gas commodity pricing reviewed and discussed with us by Parent’s management (collectively, “Publicly Available Future Pricing Data”). We also met with the managements of Parent and the Company and certain of their respective representatives to discuss the businesses and prospects of Parent and the Company. We also reviewed estimates prepared and provided to us by the management of Parent with respect to the cost savings, net of costs necessary to achieve such cost savings (the “Synergies Estimates”), anticipated by such management to result from the Transaction. We have also considered certain financial and stock market data of the Company and Parent, and we have compared that data with similar data for other companies with publicly traded equity securities in businesses we deemed similar to those of the Company and Parent. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not independently verified any of the foregoing information and, with your consent, we have assumed and relied upon such information being complete and accurate in all respects material to our analyses and this opinion. With respect to the Parent Projections for the Company (including the alternative commodity pricing assumptions), we have been advised by the management of Parent, and we have assumed with your consent, that such forecasts and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Parent as to the future financial performance of the Company. With respect to the Parent Projections (including the alternative commodity pricing assumptions), we have been advised by the management of Parent, and we have assumed with your consent, that such forecasts and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Parent as to the future financial performance of Parent. With respect to the Riskings for the Company and Parent, management of Parent has advised us and we have assumed that such riskings have been reasonably prepared in good faith on bases reflecting such management’s best currently available estimates and judgments as to the appropriate riskings for financial forecasts associated with specified oil and gas reserve categories for the Company and Parent, as applicable. With respect to the Synergies Estimates, we have been advised by the management of Parent, and we have assumed with your consent, that such estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Parent as to the cost savings, net of costs necessary to achieve such cost savings, anticipated by such management to result from the Transaction, and will be realized in the amounts and the times indicated thereby. At your direction we have assumed that the Parent Projections for the Company, the Parent Projections, the Riskings for the Company and Parent, the Synergies Estimates and the Publicly Available Future Pricing Data are a reasonable basis upon which to evaluate the Company, Parent and the Transaction and we have used and relied upon such information for purposes of our analyses and this opinion. We express no view or opinion with respect to the Parent Projections for the Company, the Parent Projections, the Riskings for the Company and Parent, the Synergies Estimates and the Publicly Available Future Pricing Data, or the assumptions upon which any of the foregoing are based.

For purposes of our analyses and this opinion, we have assumed that the Transaction will qualify for its intended tax treatment as contemplated by the Agreement. We also have assumed, with your consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Transaction, no modification, delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, Parent or the contemplated benefits of the Transaction and that the Transaction, including the Parent Merger, the Company Merger and the Opco Merger, will be consummated in compliance with all applicable laws and regulations and in accordance with the terms of the Agreement without waiver, modification or amendment of any term, condition or agreement thereof that is material to our analyses or this opinion. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Parent, nor have we been furnished with any such evaluations or appraisals. With your consent, we have further assumed that the final form of the Agreement, when executed by the parties thereto, will conform to the draft reviewed by us in all respects material to our analyses and this opinion.

We understand that and, for purposes of our analyses and opinion we have assumed, that there is currently, and as of the closing of the Transaction there will be, an outstanding share of Company Class B Common Stock associated with each outstanding unit of Opco LLC not held by the Company, that each holder of outstanding shares of Company Class B Common Stock currently holds, and as of the closing of the Transaction will hold, an equivalent number of units of Opco LLC and that, pursuant to the Amended and Restated Limited Liability Agreement of Opco LLC, dated as of April 23, 2019 (the “BMH LLC Agreement”), holders of units other than the Company have the right to require Opco LLC to redeem its units together with the associated shares of Company Class B Common Stock for, at the election of Opco LLC, an equal number of shares of Company Class A Common Stock or cash based on the fair market value of Company Class A Common Stock as determined in accordance with the BMH LLC Agreement, and, consequently, for purposes of our analyses and this opinion we have, at your direction, treated one share of Company Class B Common Stock and the associated unit as a single integrated security equivalent in value and identical in all other respects to a share of Company Class A Common Stock. We also understand that and, for purposes of our analyses and opinion we have assumed, that there is currently, and as of the closing of the Transaction there will be, an outstanding share of Parent Class C Common Stock associated with each outstanding unit of Sitio Opco LP not held by Parent, that each holder of outstanding shares of Parent Class C Common Stock currently holds, and as of the closing of the Transaction will hold, an equivalent number of units of Sitio Opco LP and that, pursuant to the Second Amended and Restated Agreement of Limited Partnership of Sitio Opco LP, dated as of June 7, 2022 (the “Sitio LP Agreement”), holders of units other than Parent have the right to require Sitio Opco LP to redeem its units together with the associated shares of Parent Class C Common Stock for, at the election of Sitio Opco LP, an equal number of shares of Parent Class A Common Stock or cash based on the fair market value of Parent Class A Common Stock as determined in accordance with the Sitio LP Agreement, and, consequently, for purposes of our analyses and this opinion we have, at your direction, treated one share of Parent Class C Common Stock and the associated unit as a single integrated security equivalent in value and identical in all other respects to a share of Parent Class A Common Stock. In addition, the financial forecasts for the Company and Parent, relied upon by us at your direction, include tax assumptions of Parent reflecting the conversion of the outstanding Company Class B Common Stock (and the associated Opco LLC units) into Company Class A Common Stock, in the case of the Company, and the outstanding Parent Class C Common Stock (and the associated Sitio Opco LP units) into Parent Class A Common Stock, in the case of Parent.

Our opinion addresses only the fairness, from a financial point of view, to Parent of the Exchange Ratio provided in the Company Merger and the Opco Merger pursuant to the Agreement, after giving effect to the Parent Merger, and does not address any other aspect or implication of the Transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the form or structure of the Transaction and the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received or otherwise payable to any officers, directors, employees, securityholders or affiliates of any party to the Transaction, or class of such persons, relative to the Exchange Ratio or otherwise. Furthermore, we are not expressing any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, intellectual property, tax, environmental, executive compensation or other similar professional advice. We have assumed that Parent has or will obtain such advice or opinions from the appropriate professional sources. The issuance of this opinion was approved by our authorized internal committee.

Our opinion is necessarily based on information made available to us as of the date hereof and upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any opinion as to what the value of shares of New Parent Class A Common Stock, shares of New Parent Class C Common Stock or units of Sitio Opco LP actually will be when issued in the Transaction pursuant to the Agreement or the prices or ranges of prices at which any securities of the Company, Opco LLC, Parent, Sitio Opco LP or New Parent may be purchased or sold at any time. Our opinion does not address the relative merits of the Transaction as compared to alternative transactions or strategies that might be available to Parent or Sitio Opco LP, nor does it address the underlying business decision of the Board or Parent to proceed with or effect the Transaction. We were not requested to, and we did not, solicit third party indications of interest in acquiring all or any part of Parent.

We have acted as financial advisor to Parent in connection with the Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the consummation of the Transaction. We also became entitled to receive a fee upon the rendering of our opinion. In addition, Parent has agreed to reimburse us for certain of our expenses and to indemnify us and certain related parties for certain liabilities and other items arising out of or related to our engagement. We and our affiliates have in the past provided investment banking and other financial advice and services to the Company and its affiliates for which advice and services we and our affiliates have received and would expect to receive compensation, including among other things, during the past two years, having acted as an underwriter in a public offering of shares of Company Class A Common Stock in September 2020. We and our affiliates have in the past provided investment banking and other financial advice and services to Parent and its affiliates and predecessor companies for which advice and services we and our affiliates have received and would expect to receive compensation, including among other things, during the past two years, having acted as a financing source of committed financing in June 2022 and July 2022. We and our affiliates are lenders to the Company and its affiliates and Parent and its affiliates. We and our affiliates may in the future provide investment banking and other financial advice and services to the Company, Parent and their respective affiliates for which advice and services we and our affiliates would expect to receive compensation. We and our affiliates have in the past provided, currently are providing and in the future may provide investment banking and other financial advice and services to financial institutions that are significant stockholders of Parent, for which advice and services we and our affiliates have received and would expect to receive compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial advice and services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, Parent and any other company that may be involved in the Transaction, and their respective affiliates, as well as provide investment banking and other financial advice and services to such companies and their affiliates.

It is understood that this letter is for the information of the Board (in its capacity as such) in connection with its consideration of the Transaction and does not constitute advice or a recommendation to any security holder of Parent as to how such security holder should vote or act on any matter relating to the proposed Transaction.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio provided in the Company Merger and the Opco Merger pursuant to the Agreement, after giving effect to the Parent Merger, is fair, from a financial point of view, to Parent.

Very truly yours,

CREDIT SUISSE SECURITIES (USA) LLC

ANNEX I

200 West Street | New York, NY 10282-2198

Tel: 212-902-1000 | Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

September 6, 2022

Board of Directors

Brigham Minerals, Inc.

5914 W. Courtyard Drive

Suite 200

Austin, TX 78730

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Sitio Royalties Corp. (“Parent”) and its affiliates) of all of the outstanding shares of Class A common stock (other than Excluded Company Shares (as defined in the Agreement (defined below))), par value $0.01 per share (“Company Class A Shares”), and shares of Class B common stock (other than Excluded Company Shares), par value $0.01 per share (“Company Class B Shares”, and together with Company Class A Shares, the “Shares”), of Brigham Minerals, Inc., a Delaware corporation (the “Company”), taken in the aggregate, of the exchange ratio of 1.133 shares (the “Exchange Ratio”) of (i) Class A common stock, par value $0.01 per share (“New Parent Class A Shares”), of Snapper Merger Sub I, Inc., a Delaware corporation (“New Parent”) to be paid for each Company Class A Share and (ii) Class C common stock, par value $0.01 per share (“New Parent Class C Shares”, and together with New Parent Class A Shares, the “New Parent Shares”), of New Parent to be paid for each Company Class B Share, in each case, pursuant to the Agreement and Plan of Merger, dated as of September 6, 2022 (the “Agreement”), by and among Parent, Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Opco LP”), New Parent, Snapper Merger Sub II, LLC, a wholly owned subsidiary of Opco LP (“Opco Merger Sub LLC”), the Company, and Brigham Minerals Holdings, LLC, a Delaware limited liability company (“Opco LLC”).

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Blackstone Inc. (“Blackstone”), a significant shareholder of Parent, Kimmeridge Energy Management Company LLC (“Kimmeridge”), a significant shareholder of Parent, and Oaktree Capital Group LLC (“Oaktree”), a significant shareholder of Parent, and any of their respective affiliates and, as applicable, portfolio companies, or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to

Board of Directors

Brigham Minerals, Inc.

September 6, 2022

Blackstone and its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as bookrunner with respect to the term loan B facility (aggregate principal amount $1,670,000,000) and the 4.750% secured notes due 2027 (aggregate principal amount $375,000,000) issued by Michaels Companies, Inc., a portfolio company of funds associated with Blackstone, in September 2020; as financial advisor to BioMed Realty Trust Inc., a portfolio company of funds associated with Blackstone, with respect to its recapitalization into a new fund affiliated with Blackstone, in November 2020; as financial advisor to Rothesay Life Plc, a portfolio company of funds associated with Blackstone, with respect to the sale of Blackstone’s equity interest, in December 2020; as financial advisor to Change Healthcare Inc., a portfolio company of funds associated with Blackstone, with respect to its pending sale to UnitedHealth Group, announced in January 2021; as left lead bookrunner with respect to a term loan repricing and add-on (aggregate principal amount $1,460,000,000) by BME Group Holding BV, a portfolio company of funds associated with Blackstone, in March 2021; as financial advisor to a consortium of Blackstone Infrastructure Partners, an affiliate of Blackstone, and B&J Holdings Limited, with respect to the consortium’s recommended offer to acquire Applegreen plc, in March 2021; as left lead bookrunner with respect to the equity follow- on public offering of TaskUS LLC, a portfolio company of funds associated with Blackstone, in October 2021; as bookrunner with respect to the bridge financing of Medline Industries Inc., a portfolio company of funds associated with Blackstone, in October 2021; and as financial advisor to Aqua Finance Inc., a portfolio company of funds associated with Blackstone, with respect to its pending sale to Apollo, announced in November 2021. We also have provided certain financial advisory and/or underwriting services to Oaktree and its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as bookrunner with respect to the initial public offering of Array Technologies, Inc., a portfolio company of funds associated with Oaktree, in October 2020; as bookrunner with respect to the initial public offering of Shoals Technologies Group Inc., a portfolio company of funds associated with Oaktree, in January 2021 and equity follow-on offering in July 2021, and as bookrunner with respect to the senior unsecured notes due 2029 (aggregate principal amount of $1,250,000,000) of Vistra Operations Company LLC, a portfolio company of Oaktree, in May 2021. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Blackstone, Oaktree and Kimmeridge and their respective affiliates and, as applicable, portfolio companies, for which our Investment Banking Division may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Blackstone, Oaktree, Kimmeridge and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Blackstone, Oaktree and Kimmeridge from time to time and may do so in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company and Parent, as applicable, for the five years ended December 31, 2021; the Company’s Registration Statement on Form S-1, including the prospectus, dated April 17, 2019; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Parent; certain other communications from the Company and Parent to their respective stockholders; certain publicly available research analyst reports for the Company and Parent; certain internal financial analyses and forecasts for Parent standalone prepared by the management of Parent; and certain internal financial analyses and forecasts for the Company and certain financial analyses and forecasts for Parent standalone and pro forma for the Transaction prepared by the management of the Company, in each case, as approved for our use by the Company (the “Forecasts”), including certain operating synergies projected by the management of the Company to result from the Transaction, as approved for our use by the Company (the “Synergies”). We have also held discussions with members of the senior managements of the Company and Parent regarding their assessment of the strategic rationale for, and the potential benefits of, the Transaction and the past and current business operations, financial condition and future prospects of the Company and Parent; reviewed the reported price and

Board of Directors

Brigham Minerals, Inc.

September 6, 2022

trading activity for the Company Class A Shares and Parent Class A Common Stock (as defined in the Agreement); compared certain financial and stock market information for the Company and Parent with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the upstream oil and gas industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts, including the Synergies, have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation, appraisal or geological or technical assessment of the assets and liabilities (including any contingent, derivative or other off- balance-sheet assets and liabilities) of the Company or Parent and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or Parent on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Shares taken in the aggregate, as of the date hereof, of the Exchange Ratio pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, any allocation of the consideration payable under the Agreement (including among the holders of Company Class A Shares, Company Class B Shares and Opco LLC Units (as defined in the Agreement)), the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities (including the Opco LLC Units), creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Exchange Ratio pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Company Class A Shares, Parent Class A Common Stock or New Parent Class A Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Opco LLC, Parent, New Parent, Opco LP or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company, Opco LLC, Parent, New Parent or Opco LP or the ability of the Company, Opco LLC, Parent, New Parent or Opco LP to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Board of Directors

Brigham Minerals, Inc.

September 6, 2022

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio pursuant to the Agreement is fair from a financial point of view to the holders (other than Parent and its affiliates) of Shares taken in the aggregate.

Very truly yours,

(GOLDMAN SACHS & CO. LLC)

ANNEX J

§ 262 Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, or conversion, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation or conversion nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent or converting corporation in a merger, consolidation or conversion to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title (other than, in each case and solely with respect to a domesticated corporation, a merger, consolidation or conversion authorized pursuant to and in accordance with the provisions of § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for conversion (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent or converting corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity if such entity is a corporation as a result of the conversion, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation or conversion will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger, consolidation or conversion for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation or conversion, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation or conversion shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation or conversion, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation or conversion, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2) If the merger, consolidation or conversion was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent or converting corporation before the effective date of the merger, consolidation or conversion, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent or converting corporation who is entitled to appraisal rights of the approval of the merger, consolidation or conversion and that appraisal rights are available for any or all shares of such class or series of stock of such constituent or converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation or conversion, shall, also notify such stockholders of the effective date of the merger, consolidation or conversion. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation or conversion, either (i) each such constituent corporation or the converting corporation shall send a second notice before the effective date of the merger, consolidation or conversion notifying each of the holders of any class or series of stock of such constituent or converting corporation that are entitled to appraisal rights of the effective date of the merger, consolidation or conversion or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation or conversion, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation or conversion and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation or conversion, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation or conversion, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion. Within 120 days after the effective date of the merger, consolidation or conversion, any person who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation or conversion (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d.

of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation or conversion the shares of the class or series of stock of the constituent or converting corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation or conversion for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation or conversion, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation or conversion through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) From and after the effective date of the merger, consolidation or conversion, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation or conversion); provided, however, that if no petition for an appraisal is filed within the time provided in subsection (e) of this section, or if a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion within 60 days after the effective date of the merger, consolidation or conversion, as set forth in subsection (e) of this section.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

WRITTEN CONSENT OF THE STOCKHOLDERS OF

SITIO ROYALTIES CORP.

Please return this consent no later than 9:00 a.m., Central Time, on December 28, 2022 (the “Consent Deadline”). Any written consent not returned will have the same effect as a consent returned that elects to “WITHHOLD CONSENT” on the proposals. Any stockholder that signs, dates and returns this consent but does not indicate whether such stockholder consents, withholds consent or abstains from the proposal will be deemed to have elected to “CONSENT” to the proposal in accordance with the recommendation of the board of directors of Sitio Royalties Corp., a Delaware corporation (“Sitio”). The undersigned, being a holder of record as of the close of business on November 18, 2022 of Class A Common Stock of Sitio, par value $0.0001 per share, and/or Class C Common Stock of Sitio, par value $0.0001 per share (collectively, “Sitio Common Stock”), hereby consents, withholds consent or abstains as indicated below, by written consent without a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, to the proposal as set forth below with respect to all of the shares of Sitio Common Stock that the undersigned holds of record as of the close of business on November 18, 2022.

By its signature below, the undersigned acknowledges receipt of the proxy statement/consent solicitation statement/prospectus, dated November 23, 2022, which is part of the Registration Statement on Form S-4 (No. 333-267802) of Snapper Merger Sub I, Inc., a Delaware corporation (“New Sitio”), and which more fully describes the proposal below.

Proposal.	The adoption and approval of the Agreement and Plan of Merger, dated as of September 6, 2022 (the “merger agreement”), by and between Sitio, Sitio Royalties Operating Partnership, LP (“Opco LP”), Snapper Merger Sub I, Inc. (“New Sitio”), Snapper Merger Sub IV, Inc. (“Brigham Merger Sub”), Snapper Merger Sub V, Inc. (“Sitio Merger Sub”), Snapper Merger Sub II, LLC (“Opco Merger Sub LLC”), Brigham Minerals, Inc. (“Brigham”) and Brigham Minerals Holdings, LLC (“Opco LLC”).

Pursuant to the terms of the merger agreement, Sitio will acquire Brigham in an all-stock transaction through: (i) the merger of Brigham Merger Sub with and into Brigham (the
“Brigham Merger”), with Brigham surviving the Brigham Merger as a wholly owned subsidiary of New Sitio, (ii) simultaneously with the Brigham Merger, the merger of Sitio
Merger Sub with and into Sitio (the “Sitio Merger” and together with the Brigham Merger, the “Pubco Mergers”), with Sitio surviving the Sitio Merger as a wholly owned subsidiary of New Sitio, and (iii) immediately thereafter, the merger of Opco Merger Sub LLC with and into Opco LLC (the “Opco Merger,” and, together with the Brigham Merger and the
Sitio Merger, the “mergers”), with Opco LLC surviving the Opco Merger as a wholly owned subsidiary of Opco LP, in each case on the terms set forth in the merger agreement.

☐ CONSENT ☐ WITHHOLD	CONSENT ☐ ABSTAIN

IMPORTANT: PLEASE CHECK A BOX ABOVE TO INDICATE WHETHER YOU CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM THE PROPOSAL. PLEASE SIGN AND DATE THE CONSENT BELOW.

If held in joint tenancy, all persons must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give full title as such. If Sitio Common Stock is held by a corporation, please sign the full corporate name by president or other authorized officer. If Sitio Common Stock is held by a partnership or other entity, please sign the full partnership or other entity name by authorized person.

Please sign, date and return this written consent promptly to Sitio by emailing a .pdf copy of your written consent to Brett Riesenfeld, at brett.riesenfeld@sitio.com.

Your written consent may be changed or revoked any time before the Consent Deadline by emailing a notice of revocation to Sitio to Brett Riesenfeld, at brett.riesenfeld@sitio.com, or by delivering a new written consent with a later date.

IF AN INDIVIDUAL:		IF JOINT HOLDER:

By:		By:
	(duly authorized signature)		(duly authorized signature)

Name:		Name:
	(please print or type full name)		(please print or type full name)

Title:		Title:
	(please print or type full name)		(please print or type full name)

Date: , 2022		Date: , 2022

IF AN ENTITY:
(please print or type complete name of entity)
By:
(duly authorized signature)
Name:
(please print or type full name)
Title:
(please print or type full title)
Date:	, 2022